                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number     811-05742
                                                    ----------------------

                                BlackRock Funds/SM/
               -------------------------------------------------
               (Exact name of registrant as specified in charter)

                              100 Bellevue Parkway
                              Wilmington, Delaware 19809
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Brian Kindelan, Esq.
                            BlackRock Advisors, Inc.
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809
            --------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 441-7762
                                                          ---------------

                   Date of fiscal year end: September 30, 2004
                                           -------------------

                    Date of reporting period: March 31, 2004
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

FIXED INCOME   LIQUIDITY   EQUITIES   ALTERNATIVES   BLACKROCK SOLUTIONS


BlackRock Funds
Equity Portfolios


Semi-Annual Report to Shareholders
March 31, 2004 (Unaudited)


[GRAPHIC]




NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE                                                   BlackRock

                                BLACKROCK FUNDS

                               EQUITY PORTFOLIOS

* Large Cap Value Equity   * Small Cap Core Equity         * International
* Large Cap Growth Equity  * Small Cap Growth Equity         Opportunities
* Mid-Cap Value Equity     * U.S. Opportunities            * Asia Pacific Equity
* Mid-Cap Growth Equity    * Global Science & Technology   * Select Equity
* Small Cap Value Equity     Opportunities                 * Index Equity
                           * European Equity               * Balanced
                           * International Equity


                                TABLE OF CONTENTS

Shareholder Letter..........................................................1
Portfolio Summaries
  Large Cap Value Equity....................................................2
  Large Cap Growth Equity...................................................3
  Mid-Cap Value Equity......................................................4
  Mid-Cap Growth Equity.....................................................5
  Small Cap Value Equity....................................................6
  Small Cap Core Equity.....................................................7
  Small Cap Growth Equity...................................................8
  U.S. Opportunities........................................................9
  Global Science & Technology Opportunities................................10
  European Equity..........................................................11
  International Equity.....................................................12
  International Opportunities..............................................13
  Asia Pacific Equity......................................................14
  Select Equity............................................................15
  Index Equity.............................................................16
  Balanced.................................................................17
  Note on Performance Information..........................................18
  International Opportunities Balanced.....................................19
Statement of Net Assets/Schedule of Investments.........................19-60
  Balanced Statement of Assets and Liabilities.............................60
Portfolio Financial Statements
  Statements of Operations..............................................62-64
  Statements of Changes in Net Assets...................................66-71
  Financial Highlights..................................................72-91
Notes to Financial Statements..........................................92-116
Additional Information....................................................117
DFA Investment Trust Company Annual Report............................119-139

--------------------------------------------------------------------------------

                     PRIVACY PRINCIPLES OF BLACKROCK FUNDS

BlackRock Funds is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock Funds collects, how we protect that information, and why in certain cases we may share such information with select other parties.

BlackRock Funds does not receive any nonpublic personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record owners of BlackRock Funds, BlackRock Funds receives nonpublic personal information on account applications or other forms. With respect to these shareholders, BlackRock Funds also has access to specific information regarding their transactions in BlackRock Funds.

BlackRock Funds does not disclose any nonpublic personal information about its shareholders or former shareholders' to anyone, expect as permitted by law or as is necessary in order to service our shareholders' accounts (for example, to a transfer agent).

BlackRock Funds restricts access to nonpublic personal information about its shareholders to BlackRock employees with a legitimate business need for the information. BlackRock Funds maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

--------------------------------------------------------------------------------

                                BLACKROCK FUNDS


March 31, 2004


Dear Shareholder:

     We are pleased to present the Semi-Annual Report to Shareholders of the BlackRock Funds' Equity Portfolios for the six-months ended March 31, 2004. The Semi-Annual Report includes important information on each Portfolio, and is organized as follows:

o Portfolio Summary - discusses recent portfolio management activity and highlights total returns.

o Statement of Net Assets (or Schedule of Investments/Statement of Assets and Liabilities) - lists portfolio holdings and includes each holding's market value and number of shares as of March 31, 2004. The Statement of Net Assets also contains the net asset value for each share class of a Portfolio. If your Portfolio has a Schedule of Investments, then the net asset value for each share class may be found in the Statement of Assets and Liabilities.

o Statement of Operations - displays the components of each Portfolio's investment income and provides a detailed look at each Portfolio's expenses. The Statement of Operations also lists the aggregate change in value of a Portfolio's securities due to market fluctuations and security sales.

o Statement of Changes in Net Assets - compares Portfolio information from the prior period to the current period. Specifically, it details shareholder distributions by share class, aggregate realized gains and losses, and the change in net assets from the beginning of the period to the end of the period.

o Financial Highlights - include each Portfolio's expense ratios, net asset values, total returns, distributions per share, and turnover ratios for the current period and the last five years or since inception.

o Notes to Financial Statements - provide additional information on fees, a summary of significant accounting policies, a list of affiliated transactions, and a summary of purchases and sales of securities.


In addition to these items, a summary of shareholder privileges is listed on the inside back cover of the report. Here, shareholders can find information on how to access account balances, recent transactions, and share prices. It also includes a summary of the Fund's various investment plans.

     We hope you find the report informative, and we thank you for making BlackRock part of your investment strategy.


Sincerely,



/s/ Anne Ackerley

Anne Ackerley
Managing Director
BlackRock Advisors,Inc.

                       LARGE CAP VALUE EQUITY PORTFOLIO

Total Net Assets (3/31/04): $282.6 million

Performance Benchmark

     Russell 1000 Value Index

Investment Approach

     Seeks long-term capital appreciation with a secondary objective of current income by investing at least 80% of its net assets in equity securities issued by U.S. large capitalization value companies (defined as those with market capitalizations equal to those within the universe of Russell 1000 Value Index stocks). The portfolio management team uses quantitative techniques to analyze a universe of approximately 800 value companies. The management team uses a multi-factor model, which identifies the key factors that drive the performance of value stocks. Using this multi-factor model, the management team identifies stocks with low relative valuations and improving earnings expectations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio's return per unit of risk. The Portfolio seeks to maintain market capitalization, sector allocations and style characteristics similar to those of the Russell 1000 Value Index.

Recent Portfolio Management Activity

     o The Portfolio's Institutional class shares outperformed the benchmark for the semi-annual period. The other share classes underperformed the benchmark.

     o During the first half of the period, the U.S. equity market experienced a modest early pullback and then came roaring back. Many investors were encouraged by the wave of corporate earnings announcements and positive economic news. This confidence continued into the second half of the period and was reflected in very strong flows into various equity asset classes over the course of the first six weeks of the year. From the middle of February through March, however, confidence wavered as concern mounted over both the anemic U.S. employment figures and renewed concerns about terrorism. During this period, there was a clear movement away from the more volatile, higher risk stocks and sectors that had powered much of the 2003 returns.

     o The first half of the period was generally difficult for the Large Cap Value Equity Portfolio with all share classes underperforming the benchmark. The large cap value model was essentially flat, providing little to no help in identifying outperforming stocks. As a group, valuation factors were predictive, but the negative power from the earnings expectation side of the model neutralized the valuation strength. Forecast earnings-to-price was the strongest factor for the period, and cash flow-to-price, book-to-price, return on equity, and all of our earnings expectation factors were flat or negative. From a sector relative perspective, positive performance came from consumer cyclicals, consumer non-cyclicals, and energy. Healthcare and technology proved to be the most difficult for the model, producing very negative relative performance. In addition, the Portfolio was on the wrong side of the Bank of America/Fleet Boston Financial merger announcement, costing the Portfolio relative performance. Holding Louisiana Pacific Corp, Fortune Brands, Nordstrom, and Centex Corp in overweight positions contributed positively to relative performance. Underweight positions in Hewlett Packard, Lucent Technologies, Exxon, and Honeywell International as well as an overweight position in Merck & Co hurt relative performance.

     o During the second half of the period, the model was quite predictive with particular strength coming from the valuation factors (primarily forecast earnings-to-price and book-to-price) and all share classes of the Portfolio posted strong relative performance. The earnings expectation factors of the model gained considerable traction with the factors measuring earning surprises and upward earnings revisions showing noticeable improvement. From a sector perspective, the model was predictive across most sectors leading to relative outperformance from ten of the thirteen sectors. The strongest sectors included financials, basic materials, consumer services, and non-cyclicals. The technology sector showed marked improvement over the quarter with strong relative returns in March. Some stocks in the Portfolio that helped drive the strong performance for the quarter included Bank One, Capital One Financial, Louisiana Pacific, Gtech Holdings, and Energizer Holdings.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP VALUE
    EQUITY PORTFOLIO AND THE RUSSELL 1000 VALUE INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]


                 Institutional          Investor A     Russell 1000 Value Index
                 -------------          ----------     ------------------------
03/31/1994          $ 10,000              $ 9,547              $ 10,000
06/30/1994            10,147                9,670                10,062
09/30/1994            10,530               10,036                10,319
12/31/1994            10,508               10,005                10,156
03/31/1995            11,412               10,855                11,121
06/30/1995            12,313               11,699                12,118
09/30/1995            13,239               12,566                13,177
12/31/1995            14,172               13,437                14,051
03/31/1996            14,976               14,183                14,847
06/30/1996            15,490               14,660                15,102
09/30/1996            16,021               15,146                15,541
12/31/1996            17,601               16,635                17,092
03/31/1997            17,895               16,884                17,530
06/30/1997            20,350               19,169                20,114
09/30/1997            22,054               20,752                22,117
12/31/1997            22,643               21,296                23,105
03/31/1998            25,487               23,931                25,798
06/30/1998            25,104               23,548                25,913
09/30/1998            21,553               20,206                22,911
12/31/1998            25,017               23,418                26,716
03/31/1999            25,301               23,661                27,099
06/30/1999            28,189               26,322                30,154
09/30/1999            24,868               23,206                27,201
12/31/1999            25,927               24,186                28,681
03/31/2000            25,546               23,788                28,818
06/30/2000            24,368               22,665                27,468
09/30/2000            26,420               24,532                29,628
12/31/2000            28,513               26,463                30,694
03/31/2001            26,840               24,858                28,897
06/30/2001            27,623               25,573                30,307
09/30/2001            24,247               22,413                26,988
12/31/2001            25,727               23,750                28,978
03/31/2002            25,614               23,622                30,163
06/30/2002            21,451               19,755                27,594
09/30/2002            17,601               16,205                22,414
12/31/2002            19,564               17,972                24,481
03/31/2003            18,507               16,981                23,290
06/30/2003            21,505               19,727                27,313
09/30/2003            21,812               19,985                27,877
12/31/2003            24,606               22,499                31,832
03/31/2004            25,677               23,453                32,797


                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                              Average Annual Total Return

                                       1 Year      3 Year      5 Year    10 Year
                                       ------     -------     -------    -------
Institutional Class                    38.74%     (1.47)%      0.30%      9.89%
Service Class                          38.37%     (1.76)%     (0.01)%     9.57%
Investor A Class (Load Adjusted)       31.95%     (3.42)%     (1.09)%     8.90%
Investor A Class (NAV)                 38.11%     (1.92)%     (0.18)%     9.40%
Investor B Class (Load Adjusted)       32.65%     (3.76)%     (1.24)%     8.73%
Investor B Class (NAV)                 37.15%     (2.64)%     (0.92)%     8.73%
Investor C Class (Load Adjusted)       36.11%     (2.64)%     (0.90)%     8.73%
Investor C Class (NAV)                 37.11%     (2.64)%     (0.90)%     8.73%
--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4 /20/92; INVESTOR A SHARES, 5/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 1/18/96; AND INVESTOR C SHARES, 8/16/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                       LARGE CAP GROWTH EQUITY PORTFOLIO

Total Net Assets (3/31/04): $111.6 million

Performance Benchmark

     Russell 1000 Growth Index

Investment Approach

     Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities issued by U.S. large capitalization growth companies (defined as those with market capitalizatons equal to those within the universe of Russell 1000 Growth Index stocks). The portfolio management team uses quantitative techniques to analyze a universe of approximately 700 growth companies. The management team uses a multi-factor model, which identifies the key factors that drive the performance of growth stocks. Using this multi-factor model, the management team identifies stocks with rising earnings expectations that sell at attractive relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio's return per unit of risk. The Portfolio seeks to maintain market capitalization, sector allocations and style characteristics similar to those of the Russell 1000 Growth Index.

Recent Portfolio Management Activity

     o All share classes of the Portfolio outperformed the benchmark for the semi-annual period.

     o During the first half of the period, the U.S. equity market experienced a modest early pullback and then came roaring back. Many investors were encouraged by the wave of corporate earnings announcements and positive economic news. This confidence continued into the second half of the period and was reflected in the very strong flows into various equity asset classes over the course of the first six weeks of the year. From the middle of February through March, however, confidence wavered as concern mounted over both the anemic U.S. employment figures and renewed concerns about terrorism. During this period, there was a clear movement away from the more volatile, higher risk stocks and sectors that had powered much of the 2003 returns.

     o In the first half of the period, the large cap growth model continued to improve from the difficult performance experienced in mid-2003, and was generally helpful in identifying outperforming stocks. However, the model was nonpredicitve in the technology sector, leading to the Portfolio's relative underperformance. Valuation factors were strong in most sectors, led by forecast earnings-to-price and book-to-price. Earnings expectation factors were flat for the period, as was price momentum. From a sector relative perspective, about half of our sectors produced positive relative returns. Particularly strong performance came from consumer cyclicals, healthcare, and telecommunications. Holding Foot Locker, Barnes & Noble, Guidant, and Nextel in overweight positions contributed positively to relative performance. Underweight positions in Texas Instruments, QualComm, Applied Materials, Oracle, and Yahoo all hurt relative performance.

     o During the second half of the period, the model was quite predictive with particular strength coming from the valuation factors (primarily cash flow-to-price and forecast earnings-to-price). All share classes posted particularly strong performance versus the benchmark. The earnings expectation factors of the model gained considerable traction with the factors measuring earning surprises and upward earnings revisions showing noticeable improvement. The model was predictive across most sectors leading to relative outperformance from ten of the thirteen sectors. The strongest sectors included financials, consumer services, healthcare, and non-cyclicals. After struggling on a relative basis over the last few quarters, the technology sector showed marked improvement with good relative returns in March. Some stocks in the Portfolio that helped drive the strong performance for the quarter include Legg Mason, Mandalay Resort Group, Biogen IDEC, and Energizer.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP GROWTH
   EQUITY PORTFOLIO AND THE RUSSELL 1000 GROWTH INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                 Institutional          Investor A     Russell 1000 Growth Index
                 -------------          ----------     -------------------------
03/31/1994          $ 10,000              $ 9,547               $ 10,000
06/30/1994             9,381                8,946                  9,898
09/30/1994             9,855                9,390                 10,659
12/31/1994             9,760                9,287                 10,739
03/31/1995            10,647               10,123                 11,761
06/30/1995            11,601               11,020                 12,918
09/30/1995            12,799               12,137                 14,090
12/31/1995            13,121               12,434                 14,732
03/31/1996            13,952               13,211                 15,523
06/30/1996            14,773               13,970                 16,510
09/30/1996            15,190               14,344                 17,105
12/31/1996            15,793               14,893                 18,138
03/31/1997            15,693               14,793                 18,236
06/30/1997            18,667               17,579                 21,684
09/30/1997            20,307               19,104                 23,314
12/31/1997            20,281               19,049                 23,668
03/31/1998            23,696               22,224                 27,255
06/30/1998            25,198               23,611                 28,492
09/30/1998            22,695               21,236                 25,903
12/31/1998            28,659               26,792                 32,831
03/31/1999            30,920               28,867                 34,918
06/30/1999            31,492               29,379                 36,262
09/30/1999            30,743               28,649                 34,932
12/31/1999            39,120               36,435                 43,717
03/31/2000            41,414               38,505                 46,832
06/30/2000            40,076               37,245                 45,567
09/30/2000            37,782               35,040                 43,117
12/31/2000            29,195               27,040                 33,915
03/31/2001            21,191               19,605                 26,827
06/30/2001            22,113               20,424                 29,086
09/30/2001            16,783               15,496                 23,440
12/31/2001            19,088               17,603                 26,989
03/31/2002            18,572               17,098                 26,291
06/30/2002            14,883               13,703                 21,382
09/30/2002            12,375               11,370                 18,165
12/31/2002            13,205               12,118                 19,463
03/31/2003            13,021               11,927                 19,255
06/30/2003            14,588               13,355                 22,010
09/30/2003            15,086               13,790                 22,871
12/31/2003            16,580               15,148                 25,253
03/31/2004            16,986               15,496                 25,451

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                               Average Annual Total Return

                                     1 Year     3 Year      5 Year      10 Year
                                    --------   ---------   ---------   ---------
Institutional Class                  30.45%     (7.11)%     (11.29)%     5.44%
Service Class                        30.12%     (7.37)%     (11.55)%     5.14%
Investor A Class (Load Adjusted)     24.13%     (8.95)%     (12.51)%     4.48%
Investor A Class (NAV)               29.93%     (7.54)%     (11.70)%     4.96%
Investor B Class (Load Adjusted)     24.30%     (9.32)%     (12.62)%     4.31%
Investor B Class (NAV)               28.80%     (8.23)%     (12.36)%     4.31%
Investor C Class (Load Adjusted)     28.04%     (8.21)%     (12.38)%     4.30%
Investor C Class (NAV)               29.04%     (8.21)%     (12.38)%     4.30%
--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 11/1/89; INVESTOR A SHARES, 3/14/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 1/24/96; AND INVESTOR C SHARES, 1/24/97. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                        MID-CAP VALUE EQUITY PORTFOLIO

Total Net Assets (3/31/04): $38.5 million


Performance Benchmark

     Russell Midcap Value Index

Investment Approach

     Seeks long-term capital appreciation by investing primarily in mid-capitalization stocks believed by the portfolio manager to be worth more than is indicated by current market price. The Portfolio normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies (market capitalizations between $1 billion and $10 billion). The portfolio manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

Recent Portfolio Management Activity

     o The Portfolio's Institutional class shares outperformed the benchmark for the semi-annual period. Service class shares were flat relative to the benchmark and the other share classes underperformed the benchmark.

     o For the first half of the period, all share classes of the Portfolio underperformed the benchmark. This was primarily due to the Portfolio's underexposure to the more speculative segment of the Russell Midcap Value Index, which was the strongest performer for the period. Within the information technology sector, the communication equipment, semiconductors & semiconductor equipment and software industries led the sector gains. We had little or no exposure to these industries given their fundamental characteristics and earnings visibility prospects, and this hindered relative performance for the quarter.

     o The financial sector was one of the largest contributing sectors to the Portfolio. Strong stock selection in the thrifts and mortgage finance and insurance industries led the gains in this sector. Within thrifts and mortgage finance, Countrywide Financial, GreenPoint Financial and Sovereign Bancorp all benefited from the increase in consolidation activity within this industry. Allmerica Financial, Max Re Capital, and Old Republic International all rose significantly as these companies have experienced strong pricing leverage and the insurance industry continues to demonstrate fundamental strength.

     o Another area of relative strength for the Portfolio was the consumer discretionary sector. It was also one of the best performing sectors in the Index, and we witnessed strength across all industries within the sector. Leisure equipment & products manufacturer Brunswick Corporation and household durables company Black & Decker both posted impressive gains during the quarter.

     o During the second half of the period, all share classes of the Portfolio outperformed the benchmark. Stock selection was the primary contributor with positive appreciation within consumer discretionary, consumer staples and industrials sectors. The greatest value added was derived by stock selection within the specialty retail and hotels, restaurants and leisure industries. The specialty retail industry was an area of strength within our Portfolio, as the consumer continues to show strength in spending. Stocks contributing positively to performance included Abercrombie & Fitch and J.C. Penney. Stock selection in the hotels, restaurants and leisure industry was another strong contributor to performance for the quarter as our gaming-related holdings, Multimedia Games and WMS Industries greatly appreciated. Another area of Portfolio strength was the consumer staples sector as our personal products holdings posted positive returns.

     o An area of portfolio weakness was our thrifts and mortgage finance holdings of Sovereign Bancorp and Radian Group within the financial sector.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           THE MID-CAP VALUE EQUITY PORTFOLIO AND THE RUSSELL MIDCAP
         VALUE INDEX FROM INCEPTION AND AT EACH SEMI-ANNUAL PERIOD END.

                                  [LINE CHART]

                 Institutional          Investor A     Russell Midcap Value Index
                 -------------          ----------     --------------------------
12/27/1996          $ 10,000              $ 9,551               $ 10,000
12/31/1996            10,000                9,551                  9,930
03/31/1997            10,084                9,618                 10,099
06/30/1997            11,383               10,839                 11,371
09/30/1997            12,911               12,274                 12,822
12/31/1997            12,857               12,220                 13,343
03/31/1998            14,289               13,560                 14,676
06/30/1998            13,476               12,766                 14,299
09/30/1998            11,144               10,549                 12,347
12/31/1998            12,670               11,972                 14,022
03/31/1999            11,997               11,330                 13,585
06/30/1999            13,479               12,718                 15,105
09/30/1999            12,001               11,302                 13,498
12/31/1999            12,812               12,057                 14,008
03/31/2000            13,179               12,383                 14,149
06/30/2000            12,637               11,863                 13,911
09/30/2000            13,765               12,904                 15,254
12/31/2000            14,618               13,684                 16,695
03/31/2001            13,549               12,673                 16,105
06/30/2001            14,550               13,589                 17,240
09/30/2001            12,624               11,777                 15,249
12/31/2001            14,072               13,121                 17,083
03/31/2002            15,131               14,079                 18,432
06/30/2002            14,194               13,193                 17,571
09/30/2002            11,630               10,809                 14,416
12/31/2002            11,727               10,878                 15,435
03/31/2003            11,318               10,485                 14,809
06/30/2003            13,205               12,214                 17,459
09/30/2003            13,565               12,540                 18,496
12/31/2003            15,538               14,354                 21,311
03/31/2004            16,506               15,222                 22,450

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                   1 Year      3 Year    5 Year   From Inception
                                  ---------   --------  -------  ---------------
Institutional Class                 45.84%     6.80%     6.59%       7.15%
Service Class                       45.34%     6.45%     6.26%       6.81%
Investor A Class (Load Adjusted)    38.64%     4.69%     5.10%       5.96%
Investor A Class (NAV)              45.17%     6.30%     6.08%       6.63%
Investor B Class (Load Adjusted)    39.59%     4.43%     4.97%       5.90%
Investor B Class (NAV)              44.09%     5.49%     5.30%       5.90%
Investor C Class (Load Adjusted)    43.09%     5.49%     5.30%       5.90%
Investor C Class (NAV)              44.09%     5.49%     5.30%       5.90%
--------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B AND INVESTOR C SHARES WAS 12 /27/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                        MID-CAP GROWTH EQUITY PORTFOLIO

Total Net Assets (3/31/04): $142.5 million


Performance Benchmark

     Russell Midcap Growth Index

Investment Approach

     Seeks long-term capital appreciation by investing in mid-capitalization stocks that the portfolio management team believes have above-average earnings growth potential. The Portfolio normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies (market capitalization between $1 billion and $10 billion). The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The portfolio management team uses a bottom up investment style and selects securities based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities).

Recent Portfolio Management Activity

     o All share classes of the Portfolio outperformed the benchmark for the semi-annual period.

     o During the first half of the period, all share classes of the Portfolio modestly underperformed the benchmark. Stock selection within the health care sector, particularly the Portfolio's holdings in health care equipment and supplies, and health care providers and services industries, was one of the strongest contributors to performance. Laboratory Corp. of America and St. Jude Medical appreciated strongly. Another area where stock selection was strong was within the information technology sector. Holdings in the information technology services, semiconductors and semiconductor equipment, and software industries were particularly strong as Cognizant Technology Solutions, National Semiconductor and Siebel Systems appreciated. The Portfolio's overweight in energy was positive relative to the benchmark.

     o One area of portfolio weakness occurred within the consumer staples sector. Despite positive stock returns within the consumer staples sector, our holdings within the sector underperformed those within the Index. Another area where stock selection contributed negatively to performance was within the consumer discretionary sector. Holdings within the leisure equipment and products and household products industries, especially Abercrombie & Fitch and LeapFrog Enterprises, lagged and contributed negatively to the impact of stock selection. The Portfolio's overweight in the healthcare sector and underweight in the materials sector also contributed negatively to performance.

     o During the second half of the period, all share classes of the Portfolio outperformed the benchmark. Stock selection within the information technology sector, particularly within the communications equipment and software industries, was one of the strongest contributors to performance. Amdocs, Andrew Corp., Harris Corp. and Network Associates appreciated strongly. Stock selection was also strong in the consumer discretionary sector. Holdings in the specialty retail industry were particularly robust as Abercrombie & Fitch appreciated significantly. In terms of sector selection, the Portfolio's overweight in the energy and healthcare sectors also contributed positively to performance

     o An area of portfolio weakness occurred within the healthcare sector. Security selection within the biotechnology and healthcare providers and services industries contributed negatively to performance as Gilead Sciences, Triad Hospitals, and Universal Health Services lagged. The Portfolio's lack of holdings in the telecommunications services sector also contributed negatively to performance.

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP
        GROWTH EQUITY PORTFOLIO AND THE RUSSELL MIDCAP GROWTH INDEX FROM
                 INCEPTION AND AT EACH SEMI-ANNUAL PERIOD END.

                                  [LINE CHART]

                 Institutional          Investor A     Russell Midcap Growth Index
boih             -------------          ----------     ---------------------------
12/27/1996          $ 10,000              $ 9,551               $ 10,000
12/31/1996            10,040                9,589                 10,009
03/31/1997             8,930                8,520                  9,644
06/30/1997            10,570               10,067                 11,063
09/30/1997            12,200               11,595                 12,612
12/31/1997            11,521               10,946                 12,265
03/31/1998            12,963               12,295                 13,729
06/30/1998            13,135               12,449                 13,721
09/30/1998            11,218               10,618                 11,430
12/31/1998            14,093               13,316                 14,456
03/31/1999            16,050               15,157                 14,951
06/30/1999            18,058               17,026                 16,508
09/30/1999            19,288               18,163                 15,682
12/31/1999            31,151               29,306                 21,874
03/31/2000            37,868               35,584                 26,494
06/30/2000            34,322               32,191                 24,531
09/30/2000            36,964               34,623                 25,151
12/31/2000            27,667               25,887                 19,305
03/31/2001            20,360               19,041                 14,462
06/30/2001            20,852               19,457                 16,802
09/30/2001            16,002               14,920                 12,131
12/31/2001            18,865               17,563                 15,414
03/31/2002            18,673               17,376                 15,142
06/30/2002            15,660               14,546                 12,377
09/30/2002            12,947               12,007                 10,251
12/31/2002            13,481               12,486                 11,191
03/31/2003            13,545               12,548                 11,189
06/30/2003            15,810               14,608                 13,288
09/30/2003            16,173               14,920                 14,239
12/31/2003            18,074               16,668                 15,971
03/31/2004            19,442               17,917                 16,743

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                     1 Year    3 Year    5 Year   From Inception
                                    --------- --------- -------- ---------------
Institutional Class                   43.53%   (1.53)%    3.91%       9.59%
Service Class                         43.02%   (1.82)%    3.61%       9.27%
Investor A Class (Load Adjusted)      36.45%   (3.50)%    2.46%       8.37%
Investor A Class (NAV)                42.79%   (2.01)%    3.40%       9.05%
Investor B Class (Load Adjusted)      37.24%   (3.87)%    2.47%       8.30%
Investor B Class (NAV)                41.74%   (2.73)%    2.65%       8.30%
Investor C Class (Load Adjusted)      40.74%   (2.69)%    2.66%       8.30%
Investor C Class (NAV)                41.74%   (2.69)%    2.66%       8.30%
--------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B AND INVESTOR C SHARES WAS 12 /27/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                       SMALL CAP VALUE EQUITY PORTFOLIO

Total Net Assets (3/31/04): $143.4 million

Performance Benchmark

     Russell 2000 Value Index

Investment Approach

     Seeks long-term capital appreciation by investing in small capitalization stocks of companies believed by the portfolio manager to be worth more than is indicated by current market price. The Portfolio normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The portfolio manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

Recent Portfolio Management Activity

     o The Portfolio's Institutional and Service class shares outperformed the benchmark for the semi-annual period. The other share classes underperformed the benchmark.

     o During the first half of the period, all share classes of the Portfolio under-performed the benchmark. This was primarily due to the Portfolio's underexposure to the more speculative segment of the Russell 2000 Value Index, which was the strongest performer during the quarter. Within the information technology sector, the communication equipment, semiconductors & semiconductor equipment and software industries led the sector gains. We had little or no exposure to these industries given their fundamental characteristics and earnings visibility prospects, and this hindered relative performance in the quarter.

     o The greatest area of strength occurred in the financial sector. Strong stock selection in the insurance and thrifts and mortgage finance industries led the gains in this sector. Allmerica Financial, Max Re Capital, and Montpelier Re Holdings all rose significantly as these companies experienced strong pricing leverage within the insurance industry that demonstrated fundamental strength. Within thrifts and mortgage finance, W Holding Company gained as management continues to build credibility. Sterling Financial benefited from an acquisition of Kalamath First Bancorp and has been successfully executing its transition from a thrift to a commercial bank. In addition, our underweight in the REITs industry due to the lack of attractive opportunities contributed to the Portfolio's relative performance.

     o The consumer discretionary sector was our largest contributing sector to the Portfolio during the fourth quarter. Many industries contributed to the appreciation in this sector. Our investments in the hotels, restaurants and leisure and media industries led the Portfolio higher, with our investments in Wynn Resorts and Sinclair Broadcast Group the largest gainers in their respective industries.

     o During the second half of the period, all share classes of the Portfolio outperformed the benchmark. The Portfolio's holdings in the consumer discretionary sector contributed most significantly to performance on very strong stock selection. Positive performance in the consumer discretionary sector was broad-based across all industries, though stock selection was particularly strong in the hotels, restaurants and leisure and specialty retail industries. Extended Stay America led the gains. Wynn Resorts and Stage Stores also contributed positively to performance. The Portfolio also experienced good performance in the consumer staples sector, especially within the personal products industry.

     o While stock selection in the consumer staples and industrials sectors also led the Portfolio higher during the quarter, these gains were slightly offset by the performance of the healthcare sector. Specifically, our investments in Beverly Enterprises and RehabCare Group detracted from the Portfolio's performance. We have sold our positions in both holdings.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP VALUE
    EQUITY PORTFOLIO AND THE RUSSELL 2000 VALUE INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                 Institutional          Investor A     Russell 2000 Value Index
                 -------------          ----------     ------------------------
03/31/1994          $ 10,000              $ 9,550              $ 10,000
06/30/1994             9,810                9,355                 9,822
09/30/1994            10,334                9,848                10,286
12/31/1994            10,142                9,662                 9,981
03/31/1995            10,477                9,973                10,351
06/30/1995            11,086               10,536                11,259
09/30/1995            12,135               11,518                12,196
12/31/1995            12,488               11,847                12,551
03/31/1996            13,157               12,461                13,102
06/30/1996            13,610               12,866                13,637
09/30/1996            13,668               12,907                13,840
12/31/1996            14,969               14,139                15,233
03/31/1997            14,849               14,001                15,195
06/30/1997            17,609               16,588                17,489
09/30/1997            20,142               18,953                19,743
12/31/1997            20,319               19,093                20,075
03/31/1998            21,915               20,563                21,753
06/30/1998            20,765               19,461                20,968
09/30/1998            16,711               15,650                17,220
12/31/1998            19,056               17,829                18,784
03/31/1999            16,257               15,180                16,963
06/30/1999            19,070               17,784                19,771
09/30/1999            17,583               16,387                18,226
12/31/1999            18,132               16,877                18,506
03/31/2000            18,589               17,279                19,211
06/30/2000            18,888               17,547                19,586
09/30/2000            20,600               19,107                21,024
12/31/2000            21,824               20,244                22,728
03/31/2001            21,136               19,584                22,949
06/30/2001            23,602               21,840                25,620
09/30/2001            20,696               19,123                22,203
12/31/2001            23,095               21,315                25,915
03/31/2002            25,065               23,107                28,400
06/30/2002            23,598               21,739                27,798
09/30/2002            18,988               17,457                21,879
12/31/2002            19,260               17,695                22,957
03/31/2003            19,017               17,453                21,790
06/30/2003            22,796               20,896                26,742
09/30/2003            24,676               22,585                28,808
12/31/2003            28,493               26,046                33,523
03/31/2004            30,766               28,095                35,842


                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                     1 Year     3 Year     5 Year      10 Year
                                    ---------  ---------  ---------   ----------
Institutional Class                   61.79%     13.33%     13.61%       11.89%
Service Class                         61.27%     13.01%     13.29%       11.56%
Investor A Class (Load Adjusted)      53.74%     11.07%     12.07%       10.88%
Investor A Class (NAV)                60.97%     12.78%     13.10%       11.39%
Investor B Class (Load Adjusted)      55.35%     11.11%     11.98%       10.63%
Investor B Class (NAV)                59.85%     11.94%     12.23%       10.63%
Investor C Class (Load Adjusted)      58.79%     11.94%     12.24%       10.63%
Investor C Class (NAV)                59.79%     11.94%     12.24%       10.63%
--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/13/92; INVESTOR A SHARES, 6/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94; AND INVESTOR C SHARES, 10/1/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated,the Portfolio is actively managed and its composition will vary.

                        SMALL CAP CORE EQUITY PORTFOLIO

Total Net Assets (3/31/04): $4.7 million

Performance Benchmark

     Russell 2000 Index

Investment Approach

     Seeks long-term capital appreciation by normally investing at least 80% of its net assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion). The portfolio management team seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The portfolio management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

Recent Portfolio Management Activity

     o All share classes of the Portfolio outperformed the benchmark for the semi-annual period.

     o During the first half of the period, all share classes of the Portfolio outperformed the benchmark primarily as a result of stock selection. While the information technology sector was a key contributor to the quarter's results, standouts such as Digitas, Fairchild Semiconductor International and CommScope were in disparate sub-sectors. Healthcare was the next best sector in terms of stock selection with healthcare service stocks leading the sector. VCA Antech, TLC Vision Corp and Ventiv Health were significant contributors to performance. The quarter's best sectors of performance were once again the information technology and healthcare sectors. Data pointing to an economic recovery combined with the market's willingness to invest in riskier growth profiles were primary reasons for the strong sector results.

     o One area of weakness during the first half of the period was in the materials sector. Both stock selection and our sector underweight hurt performance. The first half of the period saw a large rally in cyclical stocks, including the basic material components like metals, paper and chemicals.

     o We sold some of the Portfolio's holdings during the first half of the period, mostly due to those stocks hitting or exceeding our price targets. Children's Place Retail was sold due to its higher risk/reward profile at extended valuations. We also sold a few stocks where the investment case did not unfold as expected. An example of this would be our sale of Hercules Inc.

     o All share classes of the Portfolio also outperformed the benchmark during the second half of the period. Positive stock selection was the primary contributor to performance with sector selection neutral. The largest absolute contribution to returns came from SkillSoft PLC, which is a top ten holding in the Portfolio. The biggest area of relative strength came from the consumer discretionary sector where the Portfolio outperformed its benchmark. Within the sector, the strongest results came from the specialty retailers where same store sales were especially strong. Stein Mart led the way with a large gain in the quarter. The Portfolio also benefited from recent investments in casino names, such as Ameristar Casinos.

     o During the second half of the period, the Russell 2000 Index had the best performance in energy, consumer discretionary and consumer staples while energy, financials and consumer staples were the best performing sectors in the Portfolio. The worst performing sector in the Index was telecommunication services and the worst performance in the Portfolio was materials with flat performance.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP CORE
     EQUITY PORTFOLIO AND THE RUSSELL 2000 INDEX FROM INCEPTION AND AT EACH
                             SEMI-ANNUAL PERIOD END.

                                  [LINE CHART]

                 Institutional          Investor A     Russell 2000 Index
                 -------------          ----------     ------------------
01/02/2002          $ 10,000              $ 9,497           $ 10,000
03/31/2002            10,680               10,142             10,420
06/30/2002            10,010                9,506              9,550
09/30/2002             8,350                7,930              7,506
12/31/2002             8,900                8,452              7,968
03/31/2003             8,570                8,139              7,610
06/30/2003            10,750               10,209              9,392
09/30/2003            12,000               11,396             10,245
12/31/2003            14,009               13,285             11,733
03/31/2004            15,566               14,744             12,467


                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                      Average Annual Total Return

                                             1 Year      From Inception
                                           ----------    --------------

     Institutional Class                      81.63%          21.83%
     Service Class                            81.75%          21.86%
     Investor A Class (Load Adjusted)         72.12%          18.91%
     Investor A Class (NAV)                   81.16%          21.69%
     Investor B Class (Load Adjusted)         76.07%          20.28%
     Investor B Class (NAV)                   80.57%          21.51%
     Investor C Class (Load Adjusted)         79.57%          21.51%
     Investor C Class (NAV)                   80.57%          21.51%
--------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B AND INVESTOR C SHARES WAS 1/2/02. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                       SMALL CAP GROWTH EQUITY PORTFOLIO

Total Net Assets (3/31/04): $473.9 million

Performance Benchmark

     Russell 2000 Growth Index

Investment Approach

     Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies (market capitalization under $2 billion). The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom-up investment style and selects securities based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities).

Recent Portfolio Management Activity

     o All share classes of the Portfolio outperformed the benchmark for the semi-annual period.

     o During the first half of the period, all share classes of the Portfolio strongly outperformed the benchmark. Positive stock selection was the primary contributor to the Portfolio's performance as holdings within the consumer discretionary, healthcare, industrials and information technology sectors appreciated significantly. Stock selection in information technology was the biggest contributor to performance. In particular, stock selection was strong within the semiconductors and semiconductor equipment, Internet software and services, and software industries. Digitas, FileNet, Mindspeed Technologies and SonicWALL were the standout performers in these industries. Strong security selection within the industrial, commercial services and supplies and machinery industry sectors also added value to the Portfolio. Leading holdings were Navigant Consulting, Terex, and Heidrick & Struggles International. Stock picking within the healthcare sector also contributed positively to performance. The Portfolio's overweight in both the industrials and the materials sectors, which outperformed, resulted in a positive contribution to the Portfolio.

     o The Portfolio suffered from poor stock selection in the financial sector. Positions in the capital markets industry lagged, specifically National Financial Partners Group. Despite positive stock returns within the energy sector, our holdings within the sector underperformed those within the Index. For example, within the oil and gas industry, Remington Oil & Gas, Tom Brown, and Ultra Petroleum Corp. contributed negatively to relative performance, but contributed positively to overall performance. The Portfolio's underweight in the financial sector negatively affected performance.

     o During the second half of the period, all share classes of the Portfolio also outperformed the benchmark. Stock selection within the healthcare sector benefited performance. Hologic, Inveresk Research Group, TheraSense, and TLC Vision Corp. were the standout performers in the sector. Strong stock selection within the industrial, commercial services and supplies, aerospace and defense industry sectors also added value to the Portfolio. The leading holdings were Invision Technologies, Resources Connection, and Sylvan Learning Systems. Stock selection within information technology, especially within the Internet software and services industry, also contributed positively to performance. The Portfolio's overweight in the consumer discretionary sector and underweight in the information technology sector positively affected performance.

     o One area of relative weakness for the Portfolio was stock selection within the consumer discretionary sector. Our positions in the media industry lagged, specifically Cumulus Media and Emmis Communications. The Portfolio's overweight in the industrials sector, and underweight in the financials sector, resulted in a negative contribution to the Portfolio.

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH
   EQUITY PORTFOLIO AND THE RUSSELL 2000 GROWTH INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                 Institutional          Investor A     Russell 2000 Growth Index
                 -------------          ----------     -------------------------
03/31/1994          $ 10,000              $ 9,553               $ 10,000
06/30/1994             9,299                8,874                  9,372
09/30/1994            10,315                9,825                 10,246
12/31/1994            11,147               10,612                 10,171
03/31/1995            11,839               11,262                 10,728
06/30/1995            13,385               12,718                 11,793
09/30/1995            15,317               14,544                 13,134
12/31/1995            16,447               15,534                 13,328
03/31/1996            18,555               17,505                 14,093
06/30/1996            21,244               20,019                 14,917
09/30/1996            22,344               21,058                 14,790
12/31/1996            21,640               20,370                 14,829
03/31/1997            17,431               16,380                 13,273
06/30/1997            21,224               19,931                 15,604
09/30/1997            25,894               24,277                 18,244
12/31/1997            23,632               22,131                 16,749
03/31/1998            25,906               24,223                 18,739
06/30/1998            24,925               23,287                 17,662
09/30/1998            20,215               18,861                 13,713
12/31/1998            25,375               23,639                 16,956
03/31/1999            26,068               24,278                 16,671
06/30/1999            27,234               25,335                 19,130
09/30/1999            29,300               27,229                 18,190
12/31/1999            43,762               40,633                 24,264
03/31/2000            52,659               48,834                 26,517
06/30/2000            47,703               44,126                 24,562
09/30/2000            47,770               44,100                 23,587
12/31/2000            37,939               35,009                 18,822
03/31/2001            28,600               26,380                 15,960
06/30/2001            30,766               28,336                 18,828
09/30/2001            22,105               20,329                 13,541
12/31/2001            24,910               22,870                 17,084
03/31/2002            23,441               21,499                 16,749
06/30/2002            20,184               18,483                 14,121
09/30/2002            16,946               15,503                 11,082
12/31/2002            18,094               16,527                 11,914
03/31/2003            17,322               15,814                 11,452
06/30/2003            21,446               19,561                 14,217
09/30/2003            23,084               21,024                 15,705
12/31/2003            28,092               25,558                 17,697
03/31/2004            30,144               27,386                 18,685

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                               Average Annual Total Return

                                     1 Year      3 Year      5 Year     10 Year
                                    ---------  ----------  ----------  ---------
  Institutional Class                 74.02%      1.77%        2.95%     11.67%
  Service Class                       73.48%      1.47%        2.68%     11.30%
  Investor A Class (Load Adjusted)    65.34%     (0.29)%       1.50%     10.60%
  Investor A Class (NAV)              73.18%      1.25%        2.44%     11.11%
  Investor B Class (Load Adjusted)    67.46%     (0.63)%       1.49%     10.43%
  Investor B Class (NAV)              71.96%      0.54%        1.73%     10.43%
  Investor C Class (Load Adjusted)    71.09%      0.56%        1.75%     10.44%
  Investor C Class (NAV)              72.09%      0.56%        1.75%     10.44%
--------------------------------------------------------------------------------
THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS
OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 9 /14 /93; SERVICE AND INVESTOR A SHARES, 9/15 /93; INVESTOR B SHARES, 1/18/96; AND INVESTOR C SHARES, 9/6/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER
INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                         U.S. OPPORTUNITIES PORTFOLIO

Total Net Assets (3/31/04): $111.0 million

Performance Benchmark

     S&P/Citigroup Extended Market Index U.S.("S&P/Citigroup EMI U.S")

Investment Approach

     Seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of U.S. emerging capitalization companies (defined as those with market capitalizations equal to those within the universe of S&P/Citigroup EMI U.S. stocks) with relatively attractive earnings growth potential and valuation. The portfolio management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability, and relative value.

Recent Portfolio Management Activity

     o All share classes of the Portfolio outperformed the benchmark for the semi-annual period.

     o During the first half of the period, all share classes of the Portfolio outperformed the benchmark. The Portfolio's long-standing macro-strategy positions and stock selection were the chief contributors to this outperformance. Materials, particularly metals and mining, were the strongest areas. Several factors contributed to this strength, including the weak dollar, lack of capacity expansion and improving global demand. Overweights and stock selection in capital goods, commercial services and transportation all contributed significantly to performance. The Portfolio's allocation to financials also contributed to relative outperformance. The Portfolio had no exposure to REITs, which underperformed, and was overweight capital markets-related companies like Ameritrade and E*Trade, which rose sharply.

     o The Portfolio was also geared to energy and utilities services, which were the weakest sectors relative to the benchmark. This position detracted from performance.

     o During the second half of the period, all share classes of the Portfolio underperformed the benchmark as the industrial sector contributed negatively to performance. The strong Institute for Supply Management (ISM) readings in December 2003 and January 2004 led investors to sell these stocks as they questioned the sustainability of the recent strength. The negative investor sentiment, coupled with operating results that were below plan at Chicago Bridge & Iron, General Cable and Rockwell Automation, led to the relative underperformance of the sector.

     o The information technology sector also contributed negatively to performance. While the information technology sector should benefit from a strong economy, the performance is expected to be purely cyclical. The holdings in the sector were altered during the quarter to favor companies with more visible upside to earnings.

     o Financials and consumer discretionary shares contributed positively to performance. Stock selection led to the relative outperformance. Strong gains by T. Rowe Price and Provident Financial Group helped the Portfolio overcome the lack of REIT exposure, which rebounded in the second half of the period. REITs continue to be underweighted versus the benchmark due to valuation concerns. The consumer discretionary segment was led by the strong performance of casino and gaming stocks, including Station Casinos.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE U.S. OPPORTUNITIES
      PORTFOLIO, AND THE S&P/CITIGROUP EMI U.S. FROM INCEPTION AND AT EACH
                            SEMI-ANNUAL PERIOD END.

                                  [LINE CHART]

                 Institutional          Investor A     S&P/Citigroup EMI U.S.
                 -------------          ----------     ----------------------
05/01/1998          $ 10,000              $ 9,497             $ 10,000
06/30/1998            10,950               10,399                9,518
09/30/1998             9,390                8,908                7,732
12/31/1998            13,030               12,346                9,126
03/31/1999            15,880               15,033                8,644
06/30/1999            20,950               19,810                9,896
09/30/1999            24,730               23,362                9,233
12/31/1999            41,897               39,519               11,106
03/31/2000            55,260               52,070               12,414
06/30/2000            53,197               50,079               11,970
09/30/2000            50,359               47,349               12,452
12/31/2000            38,649               36,289               11,544
03/31/2001            30,128               28,258               10,448
06/30/2001            36,305               34,009               11,892
09/30/2001            27,054               25,311                9,716
12/31/2001            33,256               31,085               11,524
03/31/2002            30,464               28,435               12,035
06/30/2002            25,578               23,840               11,073
09/30/2002            20,257               18,863                9,086
12/31/2002            20,381               18,951                9,694
03/31/2003            19,854               18,451                9,320
06/30/2003            23,732               22,014               11,232
09/30/2003            25,686               23,811               12,106
12/31/2003            30,122               27,890               13,845
03/31/2004            31,503               29,127               14,691

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                    1 Year    3 Year    5 Year   From Inception
                                   --------- --------  --------  --------------
Institutional Class                  58.67%    1.50%    14.68%       21.41%
Service Class                        57.97%    1.13%    14.29%       21.01%
Investor A Class (Load Adjusted)     49.96%   (0.69)%   12.98%       19.81%
Investor A Class (NAV)               57.86%    1.01%    14.14%       20.86%
Investor B Class (Load Adjusted)     52.24%   (0.89)%   13.07%       19.93%
Investor B Class (NAV)               56.74%    0.29%    13.31%       20.00%
Investor C Class (Load Adjusted)     55.79%    0.27%    13.30%       19.99%
Investor C Class (NAV)               56.79%    0.27%    13.30%       19.99%
--------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 5 /1/98. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

              GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO

Total Net Assets (3/31/04): $36.1 million

Performance Benchmark

     Pacific Stock Exchange Technology Index

Investment Approach

     Seeks long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Portfolio normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The Portfolio may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The portfolio management team uses a multi-factor screen to identify stocks that have above average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability, and relative value.

Recent Portfolio Management Activity

     o All share classes of the Portfolio underperformed the Pacific Stock Exchange Technology Index but outperformed the S&P 500(Reg. TM) Index for the semi-annual period.

     o During the first half of the period, all share classes of the Global Science and Technology Opportunities Portfolio underperformed the S&P 500(Reg.
TM) Index and the Pacific Stock Exchange Technology Index. The information technology sector narrowly outperformed the broader market as investors continued to favor areas biased to cyclical earnings recovery. Investors did, however, begin to take profits in December, particularly in sectors that performed well. The Portfolio's substantial allocation to information technology and solid stock selection were the primary drivers of performance.

     o The Portfolio had a substantial overweight position within the communications equipment segment where fundamentals began to improve after a long period of consolidation. In addition, improved corporate spending appeared to favor investments such as enterprise software. Siebel Systems appreciated significantly during the first half of the period. The Portfolio's healthcare exposure contributed negatively to performance as this defensive, non-cyclical group underperformed the broader market. Strong stock selection in the biotechnology industry offset select issues in the pharmaceutical sector. The Portfolio's exposure to Asian equities was a minor drag on performance as U.S. markets generated higher absolute returns.

     o In late January, the Portfolio changed its benchmark to the Pacific Stock Exchange Technology Index from the S&P 500(Reg. TM). The new benchmark more adequately reflects the universe of securities in which the Portfolio will invest.

     o During the second half of the period, all share classes of the Portfolio outperformed the new benchmark and the S&P 500(Reg. TM). The Portfolio benefited from strong stock and industry selection during the quarter. Specifically, our underweight in information technology, semiconductor capital equipment and our overweight in healthcare and networking and communications equipment segments all contributed to outperformance. Portfolio holdings that outperformed during the quarter included Qualcomm, Motorola, Nokia, National Semiconductor, Skyworks Solutions and Impax Labs.
The Portfolio exploited a short-term imbalance in memory chip supply by having a substantial position in Taiwan-based Powerchip Semiconductor, which significantly appreciated. The Portfolio's exposure to the Pacific Rim was another key driver of performance, with Taiwan, South Korea and Japan all posting strong results.

     o There were several areas that detracted from performance within the information technology sector. Specifically, the hard disk drive segment was extremely challenging. Maxtor and Seagate were down significantly. Internet software and information technology consulting underperformed due to isolated stock specific issues.

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO, THE PACIFIC STOCK EXCHANGE TECHNOLOGY
   INDEX AND THE S&P 500(REG. TM) INDEX FROM INCEPTION AND AT EACH SEMI-ANNUAL
                                   PERIOD END.

                                                   [LINE CHART]

                 Institutional          Investor A     Pacific Stock Exchange Technology Index       S&P 500 (REG. TM) Index
                 -------------          ----------     ---------------------------------------       -----------------------
05/15/2000          $ 10,000              $ 9,497                     $ 10,000                              $ 10,000
06/30/2000            11,400               10,826                       10,789                                10,022
09/30/2000            12,490               11,842                       10,178                                 9,925
12/31/2000             9,490                8,993                        7,983                                 9,149
03/31/2001             6,190                5,859                        6,494                                 8,064
06/30/2001             6,830                6,448                        7,121                                 8,536
09/30/2001             4,410                4,160                        5,077                                 7,283
12/31/2001             5,850                5,518                        6,752                                 8,062
03/31/2002             5,680                5,347                        6,732                                 8,084
06/30/2002             4,520                4,245                        5,049                                 7,001
09/30/2002             3,600                3,381                        3,795                                 5,791
12/31/2002             3,820                3,580                        4,512                                 6,280
03/31/2003             3,660                3,428                        4,497                                 6,082
06/30/2003             4,760                4,454                        5,545                                 7,018
09/30/2003             5,470                5,109                        6,084                                 7,204
12/31/2003             6,070                5,670                        6,887                                 8,081
03/31/2004             6,270                5,840                        7,059                                 8,218


                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                             Average Annual Total Return

                                      1 Year         3 Year       From Inception
                                     ---------      --------      --------------
Institutional Class                    71.31%         0.43%          (11.34)%
Service Class                          70.80%         0.11%          (11.60)%
Investor A Class (Load Adjusted)       61.84%        (1.78)%         (12.95)%
Investor A Class (NAV)                 70.36%        (0.11)%         (11.79)%
Investor B Class (Load Adjusted)       64.91%        (1.99)%         (13.11)%
Investor B Class (NAV)                 69.41%        (0.82)%         (12.42)%
Investor C Class (Load Adjusted)       68.41%        (0.82)%         (12.42)%
Investor C Class (NAV)                 69.41%        (0.82)%         (12.42)%
--------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 5/15/00. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE. ON JANUARY 28, 2004, THE COMPARATIVE INDEX CHANGED FROM THE S&P 500(REG. TM) INDEX TO THE PACIFIC STOCK EXCHANGE TECHNOLOGY INDEX BECAUSE THE NEW INDEX MORE ADEQUATELY REFLECTS THE UNIVERSE OF SECURITIES IN WHICH THE PORTFOLIO INVESTS.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                           EUROPEAN EQUITY PORTFOLIO

Total Net Assets (3/31/04): $4.3 million


Performance Benchmark

     Morgan Stanley Capital International ("MSCI") Europe Index

Investment Approach

     Seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities issued by European companies and generally invests in stocks of European companies with market capitalizations of at least $1 billion. The portfolio management team seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection.

Recent Portfolio Management Activity

     o All share classes of the Portfolio underperformed the benchmark for the semi-annual period.

     o During the first half of the period, all share classes of the European Equity Portfolio underperformed the benchmark. Underperformance was primarily driven by weak stock selection in the month of October. Sector allocation was broadly neutral.

     o Most global equity markets ended 2003 in robust fashion, and the main European indices achieved their highest levels for the year in the final trading sessions of December. The widespread gains across Europe were all the more impressive given the latest bout of weakness in the U.S. dollar. During the quarter, the Euro touched a record high against the U.S. currency and broke through the $1.26 level on the final day of the year.

     o Stock selection in industrials was the most important positive contributor to the Portfolio's performance. Although industrials only kept pace with the market, a number of Portfolio holdings outperformed, such as Siemens and St. Gobain. TPG and Atlas Copco also outperformed. These returns helped to offset a negative return from our position in Securitas.

     o Stock selection in information technology was negative with Nokia lagging the market. The Portfolio's small underweight position in information technology was only modestly beneficial. The underperformance was compounded by a strong performance from SAP, the sector's second largest constituent, which was not held in the Portfolio. Telecommunication services was overall negative, with positive returns from Telefonica and Vodafone overshadowed by the disappointing return of KPN.

     o Stock selection within the financial sector was mixed, with BBVA, BNP Paribas, Axa, and ING all outperforming. Their positive impact was more than offset by negative returns from RAS, Deutsche Bank, Credit Suisse, and Royal Bank of Scotland. The investment banks were notable laggards with sharp declines in fixed income trading.

     o During the second half of the period, all share classes of the Portfolio underperformed the benchmark mostly due to the Portfolio's underweights in information technology and utilities. Overall, negative performers included Axa, Allianz, ING, Glaxo, Roche and Siemens. An overweight in weak French positions, as well as poor stock selection in Germany, contributed to the Portfolio's underperformance. Positives were noted in Switzerland, principally the strong showing of ABB, and in Finland, where Nokia rebounded from the first half of the period and contributed the lion's share of the return. Other strong performers included Scottish & Newcastle, Altadis, Reed Elsevier, Vivendi Universal and Statoil.

     o The Portfolio reduced its exposure to banks in the second half of the period, which was a notable change in its positioning.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE EUROPEAN EQUITY
   PORTFOLIO AND THE MSCI EUROPE INDEX FROM INCEPTION AND AT EACH SEMI-ANNUAL
                                   PERIOD END.

                                  [LINE CHART]

                 Institutional          Investor A     MSCI Europe Index
                 -------------          ----------     -----------------
06/23/2000          $ 10,000              $ 9,497           $ 10,000
06/30/2000            10,340                9,820             10,060
09/30/2000             9,510                9,022              9,325
12/31/2000             9,716                9,212              9,509
03/31/2001             8,383                7,939              8,031
06/30/2001             8,242                7,797              7,873
09/30/2001             7,230                6,838              6,920
12/31/2001             7,715                7,282              7,617
03/31/2002             7,623                7,185              7,609
06/30/2002             7,510                7,069              7,266
09/30/2002             5,643                5,312              5,607
12/31/2002             6,034                5,669              6,217
03/31/2003             5,364                5,022              5,644
06/30/2003             6,220                5,823              6,887
09/30/2003             6,241                5,843              7,156
12/31/2003             7,438                6,958              8,613
03/31/2004             7,448                6,958              8,689

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                         1Year         3 Year     From Inception
                                       ---------     ---------    --------------
Institutional Class                      38.86%       (3.86)%        (7.52)%
Service Class                            37.80%       (4.33)%        (7.97)%
Investor A Class (Load Adjusted)         31.71%       (5.93)%        (9.17)%
Investor A Class (NAV)                   38.55%       (4.30)%        (7.92)%
Investor B Class (Load Adjusted)         33.01%       (6.13)%        (9.34)%
Investor B Class (NAV)                   37.51%       (5.02)%        (8.62)%
Investor C Class (Load Adjusted)         36.89%       (5.00)%        (8.60)%
Investor C Class (NAV)                   37.89%       (5.00)%        (8.60)%
--------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE,INVESTOR
A, INVESTOR B, AND INVESTOR C SHARES WAS 6/23/00. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                        INTERNATIONAL EQUITY PORTFOLIO

Total Net Assets (3/31/04): $44.9 million


Performance Benchmark

     Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE").

Investment Approach

     Seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of issuers located in countries included in the MSCI EAFE. The portfolio management team seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise.

Recent Portfolio Management Activity

     o All share classes of the Portfolio outperformed the benchmark for the semi-annual period.+

     o During the first half of the period, all share classes of the International Equity Portfolio marginally underperformed the benchmark. The primary detractor from performance was the Portfolio's underexposure to more risky, smaller cap, economically sensitive stocks, which led Index performance for the first half of the period.

     o Strong performance by holdings within emerging markets such as Siam Cement and Advanced Information Systems in Thailand somewhat offset this negative performance. The Portfolio's holdings in commodity companies like Suncor Energy and CVRD were also significant positive contributors to returns. Within Europe, investor focus was also on undervalued, mid cap companies and as a result strong gains in mmO2 and Lafarge aided performance.

     o During the second half of the period, all share classes of the Portfolio outperformed the benchmark. The investments that made the largest contributions to performance came from several holdings, including mmO2, Ito Yokado, Mitsui Fudosan and UFJ. Industrial holdings were also strong with Keppel Corp and ABB posting double-digit returns. Investors became more focused on sustainable returns rather than just high price momentum stocks during the quarter, which was a factor that helped the Portfolio.

     o Our overweight stance in emerging markets provided mixed results overall, though our addition of Mobile Telesystems to the Portfolio proved a notable positive. Our holdings in Thailand, however, suffered from sharp profit taking following prior exceptional returns. In aggregate, country and sector allocation had a modest effect on performance, with our excess returns almost solely coming from stock selection.

     o Overall, we focused the Portfolio on areas with stronger secular themes, including an overweight in both the developed and emerging markets of Asia. The Portfolio remains modestly underweight in Japan primarily due to a cautious view on the impact of currency strength on this country's leading exporters. That said, we are overweight in Japan's domestic sectors due to the prospect for surprise in the pace of domestic economic activity.

     o The Portfolio remained modestly biased towards sectors that have higher economic sensitivity and hence our overweight stance in industrials, materials and insurance. The Portfolio maintained a large underweight in consumer staples and the highly valued technology sector.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL
           EQUITY PORTFOLIO AND THE MSCI EAFE FOR THE PAST TEN YEARS.

                                  [LINE CHART]


                 Institutional          Investor A           MSCI EAFE
                 -------------          ----------          ----------
03/31/1994          $ 10,000              $ 9,503             $ 10,000
06/30/1994            10,038                9,525               10,511
09/30/1994            10,338                9,802               10,521
12/31/1994             9,911                9,388               10,414
03/31/1995             9,840                9,313               10,608
06/30/1995            10,196                9,637               10,685
09/30/1995            10,593                9,999               11,130
12/31/1995            10,897               10,290               11,581
03/31/1996            11,161               10,523               11,915
06/30/1996            11,664               10,982               12,104
09/30/1996            11,442               10,757               12,089
12/31/1996            11,826               11,111               12,281
03/31/1997            11,745               11,018               12,089
06/30/1997            13,019               12,192               13,658
09/30/1997            13,145               12,301               13,562
12/31/1997            12,443               11,623               12,500
03/31/1998            14,235               13,283               14,338
06/30/1998            14,337               13,344               14,491
09/30/1998            12,221               11,372               12,431
12/31/1998            14,365               13,367               14,999
03/31/1999            14,582               13,542               15,208
06/30/1999            15,222               14,094               15,594
09/30/1999            15,715               14,536               16,279
12/31/1999            18,832               17,394               19,044
03/31/2000            18,030               16,637               19,024
06/30/2000            17,261               15,910               18,270
09/30/2000            15,735               14,490               16,796
12/31/2000            15,175               13,946               16,346
03/31/2001            13,290               12,200               14,105
06/30/2001            12,940               11,835               13,958
09/30/2001            11,055               10,101               12,004
12/31/2001            11,750               10,725               12,841
03/31/2002            11,831               10,788               12,906
06/30/2002            11,791               10,738               12,632
09/30/2002             9,489                8,615               10,140
12/31/2002             9,665                8,780               10,794
03/31/2003             8,636                7,832                9,907
06/30/2003            10,112                9,159               11,816
09/30/2003            10,559                9,550               12,777
12/31/2003            12,325               11,130               14,959
03/31/2004            13,816               12,492               15,608


                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                          Average Annual Total Return+

                                     1 Year      3 Year      5 Year     10 Year
                                    --------    --------    ---------  ---------
Institutional Class                  59.98%       1.30%      (1.07)%     3.29%
Service Class                        59.38%       0.99%      (1.39)%     2.97%
Investor A Class (Load Adjusted)     51.43%      (0.91)%     (2.60)%     2.25%
Investor A Class (NAV)               59.49%       0.79%      (1.60)%     2.77%
Investor B Class (Load Adjusted)     54.07%      (0.99)%     (2.49)%     2.14%
Investor B Class (NAV)               58.57%       0.18%      (2.20)%     2.14%
Investor C Class (Load Adjusted)     57.83%       0.61%      (1.97)%     2.26%
Investor C Class (NAV)               58.83%       0.61%      (1.97)%     2.26%
--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/27/92; INVESTOR A SHARES, 6/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94; AND INVESTOR C SHARES, 12/5/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

+PERFORMANCE INFORMATION REFLECTS A NON-RECURRING CONTRIBUTION OF $.47 PER SHARE MADE IN FEBRUARY OF 2004. WITHOUT THIS CONTRIBUTION, THE PORTFOLIO'S PERFORMANCE WOULD HAVE BEEN LOWER. FOR EXAMPLE, THE AVERAGE ANNUAL TOTAL RETURN FOR THE 1, 3, 5 AND 10-YEAR PERIODS ENDED MARCH 31, 2004 WOULD HAVE BEEN 52.53%, -0.29%, -2.01% AND 2.79% FOR THE INSTITUTIONAL CLASS (NAV) AND 44.18%,
-2.52%, -3.55% AND 1.75% FOR THE INVESTOR A CLASS (LOAD ADJUSTED).

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                     INTERNATIONAL OPPORTUNITIES PORTFOLIO

Total Net Assets (3/31/04): $283.0 million

Performance Benchmark

     S&P/Citigroup Extended Market Index Global Ex-U.S.("S&P/Citigroup EMI Global Ex-U.S.")

Investment Approach

     Seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities issued by international emerging capitalization companies (defined as those with market capitalizations equal to those within the universe of S&P/Citigroup EMI Global Ex-U.S. stocks). The Portfolio may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The portfolio management team uses a multi-factor screen to identify stocks that have above average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability, and relative value.

Recent Portfolio Management Activity

     o All share classes of the Portfolio underperformed the benchmark for the semi-annual period.

     o During the first half of the period, all share classes of the Portfolio outperformed the benchmark. The chief contributors to this outperformance were our long-standing macro-strategy positions and stock selection. Materials, industrials and a bias to secular growth trends in Asia Pacific were prominently featured. Currency accounted for nearly half of the benchmark return. Forward currency contracts purchased early in the period insulated the Portfolio from the currency impact of being underweight continental Europe and the U.K.

     o All share classes of the Portfolio underperformed the benchmark during the second half of the period. We attribute the underperformance almost wholly to a healthy, mid-cycle correction in world equity markets. Basic materials and technology stocks were among the poorest performers, while consumer staples, energy, utilities and financials outperformed. Smaller cap companies and those domiciled in emerging markets continued to outperform. Also notable, the broad market in Japan rose significantly, easily the best performing major market. Despite the cyclical bias of the Portfolio, industry allocation was a small net positive.

     o Size, book-to-price, and country factors all negatively impacted the Portfolio. Regarding size, the nearly inverse relationship between size and performance that has dominated equity markets for the past three years continued. Book-to-price is a traditional value factor and it makes sense that in a period of profit taking and consolidation that low book-to-price would be influential. The Portfolio was overweight the emerging markets like India and Thailand, and modestly overweight Japan, which negatively contributed to performance. We attribute the relatively poor performance of India and Thailand to profit taking and consolidation and nothing fundamental. Both economies are presently strong and valuations are reasonable.

     o What worked for the first part of the period, lagged in the second part, and vice-versa - a straightforward, mid-cycle correction. Among the anxieties that underpinned the consolidation were lackluster job growth in the U.S. and a resurgence of geopolitical risks.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL OPPORTUNITIES PORTFOLIO AND THE S&P/CITIGROUP EMI GLOBAL EX-U.S. FROM INCEPTION
                       AND AT EACH SEMI-ANNUAL PERIOD END.

                                  [LINE CHART]

                 Institutional          Investor A     S&P/Citigroup EMI Global Ex-U.S.
                 -------------          ----------     --------------------------------
09/26/1997          $ 10,000              $ 9,497                  $ 10,000
09/30/1997             9,970                9,468                    10,028
12/31/1997             9,483                8,996                     8,903
03/31/1998            11,384               10,788                    10,354
06/30/1998            11,997               11,350                    10,155
09/30/1998             9,614                9,092                     8,571
12/31/1998            10,538                9,935                     9,678
03/31/1999            10,764               10,127                     9,839
06/30/1999            12,722               11,963                    10,579
09/30/1999            14,601               13,702                    11,062
12/31/1999            26,522               24,889                    12,129
03/31/2000            33,056               30,958                    12,410
06/30/2000            28,509               26,693                    12,043
09/30/2000            28,037               26,213                    11,362
12/31/2000            24,365               22,749                    10,603
03/31/2001            21,041               19,625                     9,577
06/30/2001            21,601               20,118                     9,838
09/30/2001            18,501               17,205                     8,284
12/31/2001            20,182               18,744                     9,049
03/31/2002            22,684               21,046                     9,623
06/30/2002            22,821               21,140                     9,736
09/30/2002            18,961               17,546                     8,039
12/31/2002            19,572               18,098                     8,426
03/31/2003            18,812               17,370                     8,058
06/30/2003            21,825               20,130                     9,926
09/30/2003            24,850               22,890                    11,264
12/31/2003            29,217               26,892                    13,062
03/31/2004            30,974               28,478                    14,340

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                     1 Year    3 Year    5 Year   From Inception
                                    --------  --------  --------  --------------
Institutional Class                  64.65%    13.76%    23.54%       18.97%
Service Class                        64.23%    13.39%    23.11%       18.60%
Investor A Class (Load Adjusted)     55.74%    11.29%    21.71%       17.44%
Investor A Class (NAV)               63.95%    13.21%    22.97%       18.38%
Investor B Class (Load Adjusted)     58.32%    11.47%    21.90%       17.54%
Investor B Class (NAV)               62.82%    12.41%    22.08%       17.54%
Investor C Class (Load Adjusted)     61.82%    12.41%    22.08%       17.54%
Investor C Class (NAV)               62.82%    12.41%    22.08%       17.54%
--------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 9/26/97. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                         ASIA PACIFIC EQUITY PORTFOLIO

Total Net Assets (3/31/04): $3.5 million

Performance Benchmark

     Morgan Stanley Capital International ("MSCI") All Country Asia Pacific
Index

Investment Approach

     Seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities issued by Asia Pacific region companies with market capitalizations generally over $500 million whose earnings, the portfolio management team believes, are in a strong growth trend or whose stock, the management team believes, is undervalued.

Recent Portfolio Management Activity

     o All share classes of the Portfolio outperformed the benchmark for the semi-annual period. During the first half of the period, however, all share classes of the Portfolio underperformed the MSCI All Country Asia Pacific Index, which gained 10.9% in U.S. dollar terms. Country and sector allocation were marginally negative. The Portfolio's overweight position in Taiwan and underweight positions in Australia, New Zealand and China detracted from performance, while the Portfolio's overweight in Thailand was the biggest positive contributor to performance. The Portfolio's overweight position in materials was positive, but overall, sector allocation was negative due to our lack of exposure to energy and telecommunication services.

     o Stock selection caused the Portfolio to underperform in the consumer discretionary and information technology sectors, and outperform in industrials, materials and utilities. In Japan, Namura Shipbuilding, Mitsubishi Corporation and Asahi Kasei performed strongly. Korea's Honam Petrochemical rose sharply as well. Within consumer discretionary, both Bridgestone and Denso Corp underperformed, as weakness in the U.S. dollar hurt earnings. The Taiwanese market lagged with technology notably weak. Hon Hai Precision fell, after having a particularly strong prior period.

     o The Portfolio maintained a significantly underweight position in Australia while Asian emerging markets were increased. We added new holdings in the financial sectors in Taiwan and Hong Kong, where deflationary pressures disappeared and demand for credit returned. While the Portfolio maintained a neutral position in Japan, we increased holdings that are more economically sensitive to domestic demand, like Aiful and Kayaba.

     o Over the second half of the period, all share classes of the Portfolio posted positive relative performance with stock selection in Japan the primary reason for excess return. Holdings in real estate, banks and retail stocks gained significantly in U.S. dollar terms. Exposure to two smaller cap stocks, Joint and Namura Shipbuilding proved successful. Country and sector allocation were marginal contributors to return, with an overweight position in Thailand and Hong Kong detracting from performance. An underweight position in Australia and China added to returns. The overweight in consumer discretionary and the underweight in consumer staples were negative factors. These were more than offset by our lack of exposure to utilities and overweight in financials.

     o The underweight in Australia has continued to be the funding vehicle for overweighting the more cyclical markets of Asia. With our optimism of Asian growth rates and stock valuations, we are not looking to change the sizeable underweight position in Australia. The Portfolio's overweight position in Japan's domestic sectors like real estate, construction and financials has been a major contributor to returns. We believe, however, that some of the price gains in these sectors were extreme, and we have been reducing this exposure. This reduction is a tactical move and the Portfolio still has an overweight position in domestic reflation sectors.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ASIA PACIFIC EQUITY PORTFOLIO AND THE MSCI ALL COUNTRY ASIA PACIFIC INDEX FROM INCEPTION AND
                         AT EACH SEMI-ANNUAL PERIOD END.

                                  [LINE CHART]

                 Institutional          Investor A     MSCI All Country Asia Pacific Index
                 -------------          ----------     -----------------------------------
06/23/2000          $ 10,000              $ 9,497                   $ 10,000
06/30/2000            10,190                9,687                     10,111
09/30/2000             9,250                8,746                      8,931
12/31/2000             8,239                7,776                      7,748
03/31/2001             7,532                7,105                      7,151
06/30/2001             7,593                7,105                      7,204
09/30/2001             6,312                5,898                      5,869
12/31/2001             6,456                5,995                      6,126
03/31/2002             6,746                6,258                      6,405
06/30/2002             6,891                6,384                      6,545
09/30/2002             6,063                5,596                      5,712
12/31/2002             5,904                5,450                      5,598
03/31/2003             5,417                4,993                      5,252
06/30/2003             6,131                5,635                      5,992
09/30/2003             7,146                6,579                      7,089
12/31/2003             7,889                7,245                      7,858
03/31/2004             9,188                8,427                      8,798

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                       1 Year        3 Year      From Inception
                                      --------      --------     --------------
Institutional Class                    69.63%        6.85%          (2.22)%
Service Class                          69.80%        6.56%          (2.43)%
Investor A Class (Load Adjusted)       60.34%        4.08%          (4.44)%
Investor A Class (NAV)                 68.78%        5.85%          (3.12)%
Investor B Class (Load Adjusted)       63.43%        4.60%          (4.06)%
Investor B Class (NAV)                 67.93%        5.66%          (3.30)%
Investor C Class (Load Adjusted)       66.94%        5.61%          (3.30)%
Investor C Class (NAV)                 67.94%        5.61%          (3.30)%
--------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 6/23/00. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                            SELECT EQUITY PORTFOLIO

Total Net Assets (3/31/04): $106.1 million

Performance Benchmark

     S&P 500(Reg. TM) Index

Investment Approach

     Seeks long-term capital appreciation. The portfolio management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500(Reg. TM) Index and about 300 other large and medium capitalization companies. Using a multi-factor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the portfolio management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio's return per unit of risk. The Portfolio seeks to maintain market capitalization, sector allocations and style characteristics similar to the S&P 500(Reg. TM) Index.

Recent Portfolio Management Activity

     o All share classes of the Portfolio outperformed the benchmark for the semi-annual period.

     o During the first half of the period, the U.S. equity market experienced a modest early pullback and then came roaring back. Many investors were encouraged by the wave of corporate earnings announcements and positive economic news. This confidence continued into the second half of the period but wavered in the middle of February through March as concern mounted over both the anemic U.S. employment figures and renewed concerns about terrorism. During this period, there was a clear movement away from the more volatile, higher risk stocks and sectors that had powered much of the 2003 returns.

     o In the first half of the period, all share classes of the Select Equity Portfolio slightly underperformed the benchmark. The Select Equity model continued to improve from the difficult performance experienced in mid-2003, and was modestly helpful in identifying outperforming stocks from underperforming stocks. The valuation factors were strong, led by forecast earnings-to-price, cash flow-to-price and book-to-price. Overall, earnings momentum factors were flat and all other factors were flat or slightly negative. Approximately half of the Portfolio's sectors produced positive relative returns. Particularly strong performance came from consumer cyclicals and telecommunications. Healthcare and technology proved to be the most difficult for the model, producing very negative relative performance. The Portfolio was on the wrong side of the Bank of America/Fleet Boston Financial merger announcement, costing the Portfolio relative performance. Holding Louisiana Pacific Corp, Countrywide Financial, Nextel, and Nordstrom in overweight positions contributed positively to relative performance. Underweight positions in Lilly, Coca Cola, Hewlett Packard, and Yahoo, as well as an overweight position in Merck hurt relative returns.

     o The second half of the period was exceptionally strong for all share classes of the Portfolio. The model was quite predictive, with particular strength coming from the valuation factors (primarily forecast earnings-to-price, cash flow-to-price and book-to-price). The earnings expectation factors of the model gained considerable traction with the factors measuring earning surprises and upward earnings revisions showing noticeable improvement. The model was predictive across most sectors leading to relative outperformance from ten of the thirteen sectors. The strongest sectors included financials, non-cyclicals, basic materials, and industrials. After struggling on a relative basis over the last few quarters, the technology sector showed marked improvement with strong relative returns in March. Stocks in the Portfolio that helped drive the strong performance for the quarter included Bank One, Countrywide Financial, Tyson Foods, Louisiana Pacific, and Stanley Works.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SELECT EQUITY
        PORTFOLIO AND THE S&P 500(REG. TM) INDEX FOR THE PAST TEN YEARS.

                             [LINE CHART]

                 Institutional          Investor A       S&P 500(REG. TM) Index
                 -------------          ----------       ----------------------
03/31/1994          $ 10,000              $ 9,553               $ 10,000
06/30/1994            10,055                9,607                 10,042
09/30/1994            10,430                9,946                 10,533
12/31/1994            10,265                9,780                 10,531
03/31/1995            11,214               10,675                 11,557
06/30/1995            12,028               11,429                 12,660
09/30/1995            12,908               12,262                 13,666
12/31/1995            13,679               12,970                 14,489
03/31/1996            14,375               13,615                 15,267
06/30/1996            15,033               14,224                 15,952
09/30/1996            15,469               14,620                 16,445
12/31/1996            16,924               15,991                 17,816
03/31/1997            17,370               16,396                 18,294
06/30/1997            20,407               19,232                 21,487
09/30/1997            22,043               20,753                 23,097
12/31/1997            22,248               20,923                 23,760
03/31/1998            25,317               23,787                 27,074
06/30/1998            25,874               24,286                 27,968
09/30/1998            22,940               21,504                 25,186
12/31/1998            27,724               25,954                 30,550
03/31/1999            28,959               27,099                 32,072
06/30/1999            31,184               29,142                 34,333
09/30/1999            29,126               27,191                 32,189
12/31/1999            33,483               31,220                 36,979
03/31/2000            34,028               31,715                 37,827
06/30/2000            32,574               30,314                 36,822
09/30/2000            31,498               29,268                 36,466
12/31/2000            28,517               26,453                 33,612
03/31/2001            23,897               22,140                 29,627
06/30/2001            24,894               23,033                 31,361
09/30/2001            20,382               18,852                 26,758
12/31/2001            22,430               20,706                 29,617
03/31/2002            21,560               19,897                 29,699
06/30/2002            18,317               16,879                 25,720
09/30/2002            15,400               14,181                 21,277
12/31/2002            16,584               15,239                 23,072
03/31/2003            16,071               14,763                 22,345
06/30/2003            18,398               16,872                 25,785
09/30/2003            18,911               17,314                 26,468
12/31/2003            21,201               19,382                 29,690
03/31/2004            22,072               20,170                 30,193

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                     1 Year     3 Year      5 Year    10 Year
                                    --------   ---------   --------- ---------
Institutional Class                  37.34%     (2.61)%     (5.29)%    8.24%
Service Class                        36.95%     (2.93)%     (5.59)%    7.91%
Investor A Class (Load Adjusted)     30.47%     (4.54)%     (6.60)%    7.27%
Investor A Class (NAV)               36.63%     (3.06)%     (5.73)%    7.76%
Investor B Class (Load Adjusted)     31.09%     (4.93)%     (6.74)%    7.10%
Investor B Class (NAV)               35.59%     (3.79)%     (6.45)%    7.10%
Investor C Class (Load Adjusted)     34.55%     (3.80)%     (6.45)%    7.10%
Investor C Class (NAV)               35.55%     (3.80)%     (6.45)%    7.10%
--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 9/13 /93; SERVICE SHARES, 9/15/93; INVESTOR A SHARES, 10/13/93; INVESTOR B SHARES, 3/27/96; AND INVESTOR C SHARES, 9/27/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED,INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                            INDEX EQUITY PORTFOLIO

Advisor to the Index Master Portfolio

     Dimensional Fund Advisors Inc.

Total Net Assets (3/31/04): $1.6 billion

Performance Benchmark

     S&P 500(Reg. TM) Index

Investment Approach

     Seeks to approximate the investment performance of the S&P 500(Reg. TM) Index, in terms of total investment return. In pursuit of this goal, the Portfolio invests all of its assets indirectly, through The U.S. Large Company Series (the Index Master Portfolio) of The DFA Investment Trust Company, in the stocks of the S&P 500(Reg. TM) Index using a passive investment style that seeks to approximate the returns of the S&P 500(Reg. TM) Index. The Index Master Portfolio, under normal market conditions, invests at least 95% of its total assets in substantially all the stocks of the S&P 500(Reg. TM) Index in approximately the same proportion as they are represented in the Index.

Recent Portfolio Management Activity

     o The stock market rally that began in the spring of 2003 advanced into December. Positive economic data, the capture of Saddam Hussein, and a notable absence of bad news combined to keep investors upbeat through year-end. In December alone, the S&P 500(Reg. TM) Index gained 5.2%. For the fourth quarter of 2003, the S&P 500(Reg. TM) Index was up 12.2%.

     o As prevailing opinion moved to cyclical recovery, industry groups and sectors viewed as beneficiaries of global growth significantly outperformed. The strongest industry groups in the fourth quarter of 2003 were metals (+45%); autos (+40%); office electronics (+35%) and homebuilders (+34%). From a sector standpoint, basic materials companies were the big winners in the fourth quarter, gaining more than 20%. Defensive sectors, including healthcare, consumer staples and utilities, all underperformed the market in the quarter despite positive absolute gains.

     o The outperformance of both smaller capitalization stocks and stocks with higher volatility were other dominant themes in the market. These trends held true in both the value and growth styles. In addition, value outperformed growth across all capitalization ranges.

     o During the second half of the period, a slip in investor confidence and a moderation in growth expectations as a result of tepid labor market statistics caused a sell-off in more economically sensitive groups and a move into more defensive stocks. Information technology and materials, two of the best performing sectors in 2003, fell 2.4% and 2.3% respectively during the quarter. The best performing sectors during the first quarter of 2004 were relatively defensive consumer staples (+5%); energy (+4%); utilities (+4%) and telecommunications (+4%). For the quarter, the S&P 500(Reg. TM) Index returned 1.7%. Again, smaller cap stocks outperformed larger cap stocks, and value stocks outperformed their growth counterparts.

     o The Portfolio, through the investment of all of its assets in The U.S. Large Company Series of The DFA Investment Trust Company, holds substantially all of the stocks contained in the S&P 500(Reg. TM) Index in approximately the same proportion as the Index. For the six-months ended March 31, 2004, the S&P 500(Reg. TM) Index returned 14.1%. The return of each class was less than the return of the S&P 500(Reg. TM) Index primarily because of Portfolio and class-specific expenses, Institutional, Service, Investor A, Investor B, and Investor C class shares of the Portfolio posted total returns of 14.0%, 13.7%, 13.7%, 13.2% and 13.3%, respectively, for the semi-annual period.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INDEX EQUITY
        PORTFOLIO AND THE S&P 500(REG. TM) INDEX FOR THE PAST TEN YEARS.

                             [LINE CHART]

                 Institutional          Investor A       S&P 500(REG. TM) Index
                 -------------          ----------       ----------------------
03/31/1994          $ 10,000              $ 9,696               $ 10,000
06/30/1994            10,051                9,745                 10,042
09/30/1994            10,514               10,183                 10,533
12/31/1994            10,513               10,175                 10,531
03/31/1995            11,521               11,122                 11,557
06/30/1995            12,624               12,196                 12,660
09/30/1995            13,595               13,113                 13,666
12/31/1995            14,405               13,891                 14,489
03/31/1996            15,147               14,582                 15,267
06/30/1996            15,811               15,207                 15,952
09/30/1996            16,289               15,645                 16,445
12/31/1996            17,628               16,925                 17,816
03/31/1997            18,086               17,344                 18,294
06/30/1997            21,218               20,328                 21,487
09/30/1997            22,801               21,823                 23,097
12/31/1997            23,430               22,387                 23,760
03/31/1998            26,688               25,463                 27,074
06/30/1998            27,552               26,284                 27,968
09/30/1998            24,833               23,650                 25,186
12/31/1998            30,121               28,659                 30,550
03/31/1999            31,568               30,005                 32,072
06/30/1999            33,734               32,017                 34,333
09/30/1999            31,628               29,974                 32,189
12/31/1999            36,332               34,392                 36,979
03/31/2000            37,156               35,114                 37,827
06/30/2000            36,079               34,042                 36,822
09/30/2000            35,772               33,699                 36,466
12/31/2000            32,974               31,027                 33,612
03/31/2001            29,058               27,284                 29,627
06/30/2001            30,726               28,810                 31,361
09/30/2001            26,194               24,536                 26,758
12/31/2001            28,975               27,092                 29,617
03/31/2002            29,035               27,104                 29,699
06/30/2002            25,139               23,431                 25,720
09/30/2002            20,784               19,353                 21,277
12/31/2002            22,536               20,943                 23,072
03/31/2003            21,815               20,246                 22,345
06/30/2003            25,158               23,314                 25,785
09/30/2003            25,813               23,884                 26,468
12/31/2003            28,949               26,737                 29,690
03/31/2004            29,426               27,143                 30,193

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                    1 Year    3 Year      5 Year     10 Year
                                   --------  ---------   ---------  ---------
Institutional Class                 34.89%     0.42%      (1.40)%     11.40%
Service Class                       34.33%    (0.02)%     (1.82)%     11.00%
Investor A Class (Load Adjusted)    30.06%    (1.18)%     (2.59)%     10.50%
Investor A Class (NAV)              34.07%    (0.17)%     (1.99)%     10.84%
Investor B Class (Load Adjusted)    28.68%    (2.07)%     (3.09)%     10.19%
Investor B Class (NAV)              33.18%    (0.91)%     (2.70)%     10.19%
Investor C Class (Load Adjusted)    32.11%    (0.92)%     (2.71)%     10.18%
Investor C Class (NAV)              33.11%    (0.92)%     (2.71)%     10.18%
--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/20/92; INVESTOR A SHARES, 6/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 2/7/96; AND INVESTOR C SHARES, 8/14/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                              BALANCED PORTFOLIO

Total Net Assets (3/31/04): $140.3 million

Performance Benchmark

     Equity Portion: S&P 500(Reg. TM) Index
     Fixed Income Portion: Lehman Brothers U.S. Aggregate Index

Investment Approach

     Seeks to maximize total return, consistent with income generation and prudent investment management, in a blend of equity and fixed income securities. The portfolio management team for the equity portion uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500(Reg. TM) Index and about 300 other large and medium capitalization companies. The Portfolio normally will maintain at minimum a 25% allocation to fixed income securities. The fixed income portion of the fund consists of a broad range of U.S. investment-grade bonds, including U.S. Government bonds, mortgage-backed, asset-backed, and corporate debt securities.

Recent Portfolio Management Activity

     o All share classes of the Portfolio outperformed the benchmark for the semi-annual period.

     Equity

     o In the first half of the period, the quantitative equity model was modestly helpful in identifying outperforming stocks. Valuation factors were strong. Earnings momentum factors were flat or slightly negative. Approximately half of the sectors produced positive relative returns. Strong performance came from consumer cyclicals and telecommunications. Healthcare and technology proved to be the most difficult for the model, producing negative relative returns. Overweight positions in Louisiana Pacific Corp, Countrywide Financial, Nextel, and Nordstrom contributed positively to relative returns. Underweight positions in Lilly, Coca Cola, Hewlett Packard and Yahoo, and an overweight in Merck hurt relative performance.

     o The second half of the period was exceptionally strong for all share classes of the Portfolio. The model was quite predictive, with particular strength coming from valuation factors. The model was also predictive across most sectors leading to relative outperformance. The strongest sectors included financials, non-cyclicals, basic materials, and industrials. The technology sector showed marked improvement with strong relative returns in March. Stocks that helped drive returns included Bank One, Countrywide Financial, Tyson Foods, Louisiana Pacific and Stanley Works.

     Fixed Income

     o After initially rising in October due to stronger economic data, interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter. During the first quarter of 2004, additional employment data dissappointments and renewed terrorism fears began to shake investor confidence in the sustainability of the economic recovery and yields generally fell. For the six-month period, 10-year Treasury yields fell 0.10%. By the end of the period, the Fed Funds Target Rate had remained unchanged at 1.00% for nine consecutive months.

     o During the first half of the period, the Portfolio's yield curve positioning had a negative impact on performance. The Portfolio's underweight in the corporate and mortgage sectors also hurt performance while security selection within these sectors helped returns. The Portfolio's overweight in commercial mortgage-backed securites, as well as its allocation to non-dollar contributed to performance.

     o During the second half of the period, the Portfolio suffered from its short duration versus the Index and its positioning in favor of a slight decrease in yield differentials between the 10- and 20-year segments of the yield curve. The Portfolio's underweight in the mortgage sector also detracted from relative performance. Security selection within corporate and agency issues was the most significant contributor to relative performance. The Portfolio also benefited from its overweights in commercial mortgage-backed securities and asset-backed securities.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED PORTFOLIO AND THE 65% S&P 500(REG. TM) INDEX /35% LEHMAN BROTHERS U.S. AGGREGATE INDEX FOR
                              THE PAST TEN YEARS.

                                                [LINE CHART]

                 Institutional          Investor A     65% S&P 500 (Reg. TM) Index, 35% Lehman Brothers U.S. Aggregate Index
                 -------------          ----------     ---------------------------------------------------------------------
03/31/1994          $ 10,000              $ 9,552                             $ 10,000
06/30/1994             9,884                9,439                                9,992
09/30/1994            10,037                9,575                               10,332
12/31/1994            10,004                9,534                               10,346
03/31/1995            10,662               10,153                               11,182
06/30/1995            11,463               10,904                               12,114
09/30/1995            12,077               11,476                               12,822
12/31/1995            12,775               12,128                               13,516
03/31/1996            13,100               12,425                               13,898
06/30/1996            13,494               12,785                               14,331
09/30/1996            13,819               13,080                               14,718
12/31/1996            14,755               13,953                               15,671
03/31/1997            14,938               14,112                               15,920
06/30/1997            16,867               15,920                               17,911
09/30/1997            17,748               16,734                               19,002
12/31/1997            18,270               17,209                               19,562
03/31/1998            19,946               18,761                               21,426
06/30/1998            20,639               19,390                               22,066
09/30/1998            19,668               18,439                               20,990
12/31/1998            22,286               20,889                               23,858
03/31/1999            22,918               21,451                               24,587
06/30/1999            23,623               22,081                               25,635
09/30/1999            22,579               21,094                               24,648
12/31/1999            24,742               23,095                               26,985
03/31/2000            25,305               23,586                               27,626
06/30/2000            24,718               23,011                               27,315
09/30/2000            24,409               22,707                               27,447
12/31/2000            23,229               21,569                               26,439
03/31/2001            20,937               19,424                               24,659
06/30/2001            21,557               19,976                               25,658
09/30/2001            19,300               17,870                               23,554
12/31/2001            20,567               19,021                               25,187
03/31/2002            19,921               18,400                               25,253
06/30/2002            18,432               17,001                               23,329
09/30/2002            16,684               15,366                               21,012
12/31/2002            17,650               16,237                               22,315
03/31/2003            17,381               15,983                               21,966
06/30/2003            19,288               17,705                               24,335
09/30/2003            19,661               18,026                               24,750
12/31/2003            21,292               19,501                               26,717
03/31/2004            22,021               20,148                               27,261

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                     1 Year      3 Year      5 Year     10 Year
                                    --------   ---------   ---------   ---------
Institutional Class                  26.70%      1.70%      (0.79)%     8.21%
Service Class                        26.26%      1.39%      (1.10)%     7.89%
Investor A Class (Load Adjusted)     20.36%     (0.31)%     (2.15)%     7.26%
Investor A Class (NAV)               26.06%      1.23%      (1.25)%     7.75%
Investor B Class (Load Adjusted)     20.61%     (0.65)%     (2.30)%     6.99%
Investor B Class (NAV)               25.11%      0.49%      (2.00)%     6.99%
Investor C Class (Load Adjusted)     24.22%      0.49%      (2.00)%     6.99%
Investor C Class (NAV)               25.22%      0.49%      (2.00)%     6.99%
--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 5/14/90; INSTITUTIONAL SHARES, 5/1/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94; AND INVESTOR C SHARES, 12/20/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                BLACKROCK FUNDS

                        NOTE ON PERFORMANCE INFORMATION

     The performance information above includes information for each class of each Portfolio since the commencement of operations of the Portfolio,rather than the date such class was introduced.Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. In the case of Investor A, Investor B, Investor C and Service Shares, the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

     Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares are as follows:Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios - 4.50%; Small Cap Core Equity, U.S.Opportunities, Global Science &Technology Opportunities, European Equity, International Equity, International Opportunities and Asia Pacific Equity Portfolios - 5.00%; Index Equity Portfolio - 3.00%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50% and 1.00%, respectively.

     The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios' returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors Inc. is under no obligation to waive or continue waiving its fees after February 1, 2005. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The performance shown in the line graphs is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                        LARGE CAP VALUE EQUITY PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)

                                           NUMBER
                                         OF SHARES       VALUE
                                        -----------  -------------
COMMON STOCKS - 99.4%
Aerospace - 2.3%
  Alliant Techsystems, Inc.(b)            23,500      $ 1,278,400
  Northrop Grumman Corp.                  25,700        2,529,394
  United Technologies Corp.               30,300        2,614,890
                                                      -----------
                                                        6,422,684
                                                      -----------
Banks - 15.1%
  Bank of America Corp.(c)               100,500        8,138,489
  Bank One Corp.                          88,700        4,835,924
  First Tennessee National Corp.          48,100        2,294,370
  FleetBoston Financial Corp.             53,800        2,415,620
  Greenpoint Financial Corp.              45,000        1,966,950
  Huntington Bancshares, Inc.             79,200        1,757,448
  J.P. Morgan Chase & Co., Inc.          179,100        7,513,245
  National City Corp.                     81,400        2,896,212
  U.S. Bancorp                           193,900        5,361,335
  Wachovia Corp.                         119,400        5,611,800
                                                      -----------
                                                       42,791,393
                                                      -----------
Beverages & Bottling - 0.8%
  Coca-Cola Enterprises, Inc.             92,200        2,228,474
                                                      -----------
Broadcasting - 1.2%
  Comcast Corp. - Class A(b)              60,500        1,738,770
  Fox Entertainment Group, Inc. -
    Class A(b)                            45,800        1,241,180
                                                      -----------
                                                        2,979,950
                                                      -----------
Business Services - 1.2%
  Cendant Corp.(c)                       138,900        3,387,771
                                                      -----------
Chemicals - 1.8%
  Cytec Industries, Inc.                  70,700        2,514,799
  RPM International, Inc.                162,400        2,686,096
                                                      -----------
                                                        5,200,895
                                                      -----------
Computer & Office Equipment - 3.7%
  Hewlett-Packard Co.                    190,600        4,353,304
  International Business Machines
    Corp.                                 67,600        6,208,384
                                                      -----------
                                                       10,561,688
                                                      -----------
Computer Software & Services - 1.1%
  BMC Software, Inc.(b)                   82,900        1,620,695
  GTECH Holdings Corp.(c)                 26,900        1,590,866
                                                      -----------
                                                        3,211,561
                                                      -----------
Construction - 1.2%
  Centex Corp.                            55,200        2,984,113
                                                      -----------
Electronics - 1.9%
  Agilent Technologies, Inc.(b)           54,400        1,720,672
  Jabil Circuit, Inc.(b)                  53,600        1,577,448
  L-3 Communications Holdings, Inc.(c)    35,300        2,099,644
                                                      -----------
                                                        5,397,764
                                                      -----------
Energy & Utilities - 5.5%
  Constellation Energy Group, Inc.        76,200        3,044,190
  Entergy Corp.                           53,600        3,189,200
  Exelon Corp.                            51,410        3,540,607
  PPL Corp.(c)                            56,100        2,558,160
  TXU Corp.(c)                            98,700        2,828,742
                                                      -----------
                                                       15,160,899
                                                      -----------
Entertainment & Leisure - 3.3%
  Caesars Entertainment, Inc.(b)         144,300        1,881,672


                                            NUMBER
                                          OF SHARES      VALUE
                                         ----------- -------------
COMMON STOCKS (Continued)
Entertainment & Leisure (Continued)
  Time Warner, Inc.(b)                   274,100      $ 4,621,326
  The Walt Disney Co.                    117,600        2,938,824
                                                      -----------
                                                        9,441,822
                                                      -----------
Finance - 10.8%
  Capital One Financial Corp.(c)          24,900        1,878,208
  Citigroup, Inc.(d)                     265,100       13,705,670
  Countrywide Financial Corp.             22,866        2,192,849
  Freddie Mac                             34,400        2,031,664
  The Goldman Sachs Group, Inc.           23,800        2,483,530
  Lehman Brothers Holdings, Inc.          19,600        1,624,252
  MBNA Corp.                              29,900          826,137
  Merrill Lynch & Co., Inc.               77,640        4,624,238
  Washington Mutual, Inc.                 30,200        1,289,842
                                                      -----------
                                                       30,656,390
                                                      -----------
Food & Agriculture - 1.4%
  Archer-Daniels-Midland Co.             132,000        2,226,840
  Supervalu, Inc.                         57,800        1,765,212
                                                      -----------
                                                        3,992,052
                                                      -----------
Insurance - 6.7%
  ACE Ltd.                                34,800        1,484,569
  The Allstate Corp.                      66,700        3,032,182
  American International Group, Inc.      67,100        4,787,585
  Fidelity National Financial, Inc.       48,672        1,927,410
  John Hancock Financial Services,
    Inc.                                  41,500        1,813,135
  MetLife, Inc.                           36,000        1,284,480
  Prudential Financial, Inc.              64,200        2,874,876
  W.R. Berkley Corp.                      46,750        1,864,390
                                                      -----------
                                                       19,068,627
                                                      -----------
Machinery & Heavy Equipment - 0.9%
  Deere & Co.                             31,200        2,162,473
  Eagle Materials, Inc.                    1,272           74,857
  Eagle Materials, Inc. - Class B          4,276          249,718
                                                      -----------
                                                        2,487,048
                                                      -----------
Manufacturing - 5.0%
  American Standard Cos., Inc.(b)         18,600        2,115,750
  The Black & Decker Corp.                23,300        1,326,702
  Cooper Industries, Inc.                 29,700        1,698,246
  Eaton Corp.                             28,900        1,623,891
  Energizer Holdings, Inc.(b)             51,300        2,395,197
  Fortune Brands, Inc.                    28,400        2,176,292
  The Sherwin-Williams Co.(c)             70,900        2,724,687
                                                      -----------
                                                       14,060,765
                                                      -----------
Medical & Medical Services - 0.8%
  Coventry Health Care, Inc.(b)           53,950        2,283,704
                                                      -----------
Medical Instruments & Supplies - 0.6%
  Becton, Dickinson & Co.                 37,700        1,827,696
                                                      -----------
Metal & Mining - 0.7%
  Alcoa, Inc.                             60,900        2,112,621
                                                      -----------
Motor Vehicles - 1.7%
  American Axle & Manufacturing
    Holdings, Inc.(b)                     52,400        1,930,940
  General Motors Corp.(c)                 61,700        2,906,070
                                                      -----------
                                                        4,837,010
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              19

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  LARGE CAP VALUE EQUITY PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                    ------------ -------------
COMMON STOCKS (Continued)
Oil & Gas - 10.9%
  Amerada Hess Corp.                                 25,500       $  1,664,640
  ChevronTexaco Corp.                                56,000          4,915,680
  ConocoPhillips                                     66,900          4,670,289
  Exxon Mobil Corp.                                 301,900         12,556,021
  Marathon Oil Corp.                                 61,300          2,063,971
  Occidental Petroleum Corp.                         58,700          2,703,135
  Oneok, Inc.                                       101,400          2,286,570
                                                                  ------------
                                                                    30,860,306
                                                                  ------------
Paper & Forest Products - 2.1%
  Georgia Pacific Corp.                              63,000          2,122,470
  Kimberly-Clark Corp.                               25,500          1,609,050
  Louisiana-Pacific Corp.                            90,300          2,329,740
                                                                  ------------
                                                                     6,061,260
                                                                  ------------
Pharmaceuticals - 2.1%
  Merck & Co., Inc.                                 135,100          5,970,069
                                                                  ------------
Publishing & Printing - 0.9%
  The McGraw-Hill Cos., Inc.                         32,800          2,497,392
                                                                  ------------
Railroad & Shipping - 0.8%
  Burlington Northern Santa Fe Corp.                 74,900          2,359,350
                                                                  ------------
Real Estate - 2.9%
  General Growth Properties, Inc.                    89,600          3,149,440
  The Rouse Co.                                      40,500          2,170,800
  Simon Property Group, Inc.                         49,200          2,875,248
                                                                  ------------
                                                                     8,195,488
                                                                  ------------
Restaurants - 0.9%
  McDonald's Corp.                                   87,000          2,485,590
                                                                  ------------
Retail Merchandising - 2.2%
  Borders Group, Inc.                                63,400          1,505,116
  Federated Department Stores, Inc.                  45,300          2,448,465
  Nordstrom, Inc.                                    54,900          2,190,510
                                                                  ------------
                                                                     6,144,091
                                                                  ------------
Security Brokers & Dealers - 0.0%
  Piper Jaffray Cos., Inc.(b)                            65              3,520
                                                                  ------------
Semiconductors & Related Devices - 0.4%
  Fairchild Semiconductor International,
    Inc.(b)                                          48,700          1,170,261
                                                                  ------------
Soaps & Cosmetics - 0.8%
  The Procter & Gamble Co.                           22,100          2,317,848
                                                                  ------------
Telecommunications - 5.1%
  BellSouth Corp.(d)                                168,000          4,651,920
  SBC Communications, Inc.                           65,100          1,597,554
  Sprint Corp. (Fon Group)                           98,600          1,817,198
  Verizon Communications, Inc.                      171,100          6,251,994
                                                                  ------------
                                                                    14,318,666
                                                                  ------------
Telephone Communications - 0.6%
  Alltel Corp.(c)                                    33,000          1,646,370
                                                                  ------------
Tobacco - 1.7%
  Altria Group, Inc.                                 90,400          4,922,280
                                                                  ------------

                                                       NUMBER
                                                     OF SHARES        VALUE
                                                    ------------ -------------
COMMON STOCKS (Continued)
Transportation - 0.3%
  J.B. Hunt Transport Services, Inc.(b)              30,600       $    862,002
                                                                  ------------
TOTAL COMMON STOCKS
  (Cost $209,396,922)
                                                                   280,909,420
                                                                  ------------

                                                     PAR/SHARES
                                          MATURITY     (000)
                                         ---------- -----------
SHORT TERM INVESTMENTS - 5.3%
  Canadian Imperial Bank
    International, Certificate of
    Deposit
    1.04%(e)                             04/29/04     $ 341            341,036
  Chase Manhattan Bank, Time
    Deposit
    1.06%(e)                             04/01/04       851            850,582
  Foreningssparbanken AB,
    Floating Rate Notes
    1.05%(e)                             04/19/04     1,917          1,916,813
  Merrill Lynch Master Note,
    Floating Rate Notes
    1.19%(e)                             04/01/04     1,117          1,116,614
  Merrill Lynch, Medium Term Notes
    1.19%(e)                             04/01/04       124            124,125
  Natexis Banques International,
    Floating Rate Notes
    1.11%(e)                             04/01/04       445            445,073
    1.16%(e)                             04/01/04       375            374,765
  Societe General, Floating Rate
    Notes
    1.14%(e)                             04/01/04     1,284          1,284,417
  Svenska Handelsbank, Certificate
    of Deposit
    1.39%(e)                             10/27/04       607            607,263
  Tannehill Capital, Commercial
    Paper
    1.04%(e)                             04/19/04     2,246          2,245,506
  Westdeutsche Landsbank
    International, Floating Rate
    Notes
    1.06%(e)                             04/12/04       113            112,563
    1.06%(e)                             04/23/04     1,320          1,319,997
    1.06%(e)                             04/29/04       321            321,127
  Galileo Money Market Fund                             538            537,723
  Institutional Money Market Trust (e)                3,272          3,271,952
                                                                    ----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $14,869,556)                                                14,869,556
                                                                    ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  LARGE CAP VALUE EQUITY PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                                    VALUE
                                                               ---------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $224,266,478(a))                            104.7%     $295,778,976
LIABILITIES IN EXCESS OF
  OTHER ASSETS                                       (4.7)%     (13,202,298)
                                                    -----      ------------
NET ASSETS (Applicable to
  10,831,911 Institutional shares,
  4,316,759 Service shares,
  5,222,014 Investor A shares,
  1,612,999 Investor B shares and
  507,087 Investor C shares
  outstanding)                                      100.0%     $282,576,678
                                                    =====      ============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($136,270,147/10,831,911)                                          $12.58
                                                                     ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($54,390,010/4,316,759)                                            $12.60
                                                                     ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($65,712,573/5,222,014)                                            $12.58
                                                                     ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($12.58/0.955)                                                     $13.17
                                                                     ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($19,931,666/1,612,999)                                            $12.36
                                                                     ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($6,272,282/507,087)                                               $12.37
                                                                     ======

-------------------
 (a) Cost for Federal income tax purposes is $227,127,972. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                             $70,306,048
      Gross unrealized depreciation                              (1,655,044)
                                                                -----------
                                                                $68,651,004
                                                                ===========
 (b) Non-income producing security.
 (c) Total or partial securities on loan.
 (d) Securities, or a portion thereof, pledged as collateral with a value of $816,474 on 7 long S&P 500 futures contracts expiring June 2004. The value of such contracts on March 31, 2004 was $281,225, with an unrealized gain of $6,725.
 (e) Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              21

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                       LARGE CAP GROWTH EQUITY PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)

                                            NUMBER
                                          OF SHARES      VALUE
                                         ----------- -------------
COMMON STOCKS - 99.3%
Aerospace - 0.9%
  United Technologies Corp.                11,600     $ 1,001,080
                                                      -----------
Banks - 0.6%
  North Fork Bancorporation, Inc.(b)       15,800         668,656
                                                      -----------
Beverages & Bottling - 3.6%
  Coca-Cola Enterprises, Inc.              38,700         935,379
  Pepsi Bottling Group, Inc.               32,800         975,800
  PepsiCo, Inc.                            38,300       2,062,455
                                                       -----------
                                                        3,973,634
                                                      -----------
Broadcasting - 1.0%
  Comcast Corp. - Class A(c)               21,800         626,532
  Fox Entertainment Group, Inc. -
    Class A(c)                             17,700         479,670
                                                      -----------
                                                        1,106,202
                                                      -----------
Business Services - 1.5%
  Alliance Data Systems Corp.(c)           26,200         879,010
  Cendant Corp.                            33,500         817,065
                                                      -----------
                                                        1,696,075
                                                      -----------
Computer & Office Equipment - 6.3%
  Cisco Systems, Inc.(c)                 102,800        2,417,856
  Hewlett-Packard Co.                     44,300        1,011,812
  International Business Machines
    Corp.                                 30,100        2,764,384
  Lexmark International, Inc.(c)           9,600          883,200
                                                      -----------
                                                        7,077,252
                                                      -----------
Computer Software & Services - 12.8%
  Adobe Systems, Inc.                     16,700          658,481
  Affiliated Computer Services, Inc. -
    Class A(b)(c)                         12,700          659,130
  BMC Software, Inc.(c)                   28,200          551,310
  Checkfree Corp.(c)                      30,400          895,584
  Computer Sciences Corp.(b)(c)           21,500          867,095
  EMC Corp.(c)                            48,400          658,724
  First Data Corp.(b)                     14,000          590,240
  GTECH Holdings Corp.(b)                 19,500        1,153,230
  Microsoft Corp.                        192,900        4,816,713
  Oracle Corp.(c)                         46,200          554,862
  Sandisk Corp.(c)                        25,100          712,087
  Storage Technology Corp.(c)             19,200          534,336
  Symantec Corp.(b)(c)                    25,300        1,171,390
  VeriSign, Inc.(c)                       27,200          451,248
                                                      -----------
                                                       14,274,430
                                                      -----------
Construction - 0.6%
  Lennar Corp.(b)                         11,600          626,748
                                                      -----------
Containers - 1.0%
  Ball Corp.                              16,300        1,104,814
                                                      -----------
Electronics - 10.2%
  Broadcom Corp. - Class A(c)             19,700          771,649
  General Electric Co.(d)                210,800        6,433,616
  Intel Corp.                             84,100        2,287,520
  Jabil Circuit, Inc.(c)                  24,100          709,263
  L-3 Communications Holdings, Inc.(b)    19,900        1,183,652
                                                      -----------
                                                       11,385,700
                                                      -----------
Entertainment & Leisure - 1.1%
  Mandalay Resort Group                   14,100          807,366


                                            NUMBER
                                          OF SHARES      VALUE
                                         ----------- -------------
COMMON STOCKS (Continued)
Entertainment & Leisure (Continued)
  Time Warner, Inc.(c)                    25,800      $   434,988
                                                      -----------
                                                        1,242,354
                                                      -----------
Finance - 5.2%
  American Express Co.                    10,300          534,055
  Capital One Financial Corp.(b)          10,700          807,101
  Citigroup, Inc.                         17,500          904,750
  Doral Financial Corp.                   14,175          498,960
  Freddie Mac                             20,300        1,198,918
  Legg Mason, Inc.(b)                     10,700          992,746
  MBNA Corp.                              33,200          917,316
                                                      -----------
                                                        5,853,846
                                                      -----------
Food & Agriculture - 0.8%
  Kellogg Co.                             23,400          918,216
                                                      -----------
Insurance - 2.7%
  American International Group, Inc.      24,100        1,719,535
  The Progressive Corp.                    8,500          744,600
  W.R. Berkley Corp.                      14,400          574,272
                                                      -----------
                                                        3,038,407
                                                      -----------
Manufacturing - 3.6%
  3M Co.                                   7,400          605,838
  American Standard Cos., Inc.(c)          9,800        1,114,750
  The Black & Decker Corp.                12,100          688,974
  Energizer Holdings, Inc.(c)             17,300          807,737
  NIKE, Inc. - Class B                    10,900          848,783
                                                      -----------
                                                        4,066,082
                                                      -----------
Measuring & Controlling Devices - 0.5%
  Danaher Corp.(b)                         5,600          522,872
                                                      -----------
Medical & Medical Services - 5.2%
  Amgen, Inc.(c)                          26,936        1,566,867
  Anthem, Inc.(c)                          7,841          710,708
  Biogen Idec, Inc.(c)                     6,200          344,720
  Henry Schein, Inc.(c)                   15,200        1,085,584
  UnitedHealth Group, Inc.                22,574        1,454,670
  WellPoint Health Networks, Inc.(c)       5,200          591,344
                                                      -----------
                                                        5,753,893
                                                      -----------
Medical Instruments & Supplies - 6.2%
  Beckman Coulter, Inc.                   18,300          998,082
  Becton, Dickinson & Co.                 25,900        1,255,632
  Boston Scientific Corp.(c)              36,300        1,538,394
  Johnson & Johnson                       61,000        3,093,920
                                                      -----------
                                                        6,886,028
                                                      -----------
Oil & Gas - 1.2%
  Halliburton Co.(b)                      25,000          759,750
  Pogo Producing Co.                      12,300          564,201
                                                      -----------
                                                        1,323,951
                                                      -----------
Paper & Forest Products - 1.1%
  Kimberly-Clark Corp.                    18,700        1,179,970
                                                      -----------
Pharmaceuticals - 12.6%
  Abbott Laboratories                     30,500        1,253,550
  Bristol-Myers Squibb Co.                20,600          499,138
  Endo Pharmaceuticals Holdings,
    Inc.(c)                               27,000          659,340
  Genentech, Inc.(b)(c)                    7,600          804,232

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                 LARGE CAP GROWTH EQUITY PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)


                                             NUMBER
                                           OF SHARES       VALUE
                                          ----------- --------------
COMMON STOCKS (Continued)
Pharmaceuticals (Continued)
  Merck & Co., Inc.                          40,400    $  1,785,276
  Millennium Pharmaceuticals, Inc.(c)        43,800         740,220
  Pfizer, Inc.                              198,860       6,970,043
  Watson Pharmaceuticals, Inc.(b)(c)         18,000         770,220
  Wyeth                                      16,200         608,310
                                                       ------------
                                                         14,090,329
                                                       ------------
Publishing & Printing - 0.6%
  The McGraw-Hill Cos., Inc.                  9,400         715,716
                                                       ------------
Railroad & Shipping - 0.4%
  United Parcel Service, Inc. - Class B       6,800         474,912
                                                       ------------
Restaurants - 0.9%
  Wendy's International, Inc.                23,600         960,284
                                                       ------------
Retail Merchandising - 9.4%
  Borders Group, Inc.                        51,500       1,222,609
  Claire's Stores, Inc.                      51,000       1,062,840
  Coach, Inc.(c)                             19,800         811,602
  Costco Cos., Inc.(b)(c)                    18,600         698,616
  Foot Locker, Inc.(b)                       45,300       1,168,740
  The Home Depot, Inc.                       40,200       1,501,872
  Rent-A-Center, Inc.(c)                     21,850         720,832
  Wal-Mart Stores, Inc.                      34,200       2,041,398
  Zale Corp.(c)                              20,500       1,261,775
                                                       ------------
                                                         10,490,284
                                                       ------------
Semiconductors & Related Devices - 4.0%
  Applied Materials, Inc.(c)                 36,800         786,784
  Cypress Semiconductor Corp.(b)(c)          41,100         841,317
  Fairchild Semiconductor International,
    Inc.(c)                                  24,000         576,720
  International Rectifier Corp.(c)           13,100         602,469
  LSI Logic Corp.(c)                         84,600         790,164
  National Semiconductor Corp.(c)            19,200         853,056
                                                       ------------
                                                          4,450,510
                                                       ------------
Soaps & Cosmetics - 2.2%
  The Procter & Gamble Co.                   23,100       2,422,728
                                                       ------------
Telecommunications - 1.8%
  Nextel Communications, Inc. - Class
    A(c)                                     30,100         744,373
  QUALCOMM, Inc.                             19,000       1,261,980
                                                       ------------
                                                          2,006,353
                                                       ------------
Tobacco - 0.6%
  Altria Group, Inc.                         12,600         686,070
                                                       ------------
Transportation - 0.7%
  J.B. Hunt Transport Services, Inc.(c)      29,100         819,747
                                                       ------------
TOTAL COMMON STOCKS
  (Cost $76,347,546)                                    110,817,143
                                                       ------------

                                                    PAR/SHARES
                                         MATURITY     (000)        VALUE
                                        ---------- ----------- -------------
SHORT TERM INVESTMENTS - 9.8%
  American Express Credit Corp.,
    Floating Rate Notes
    1.08%(e)                            04/16/04      $  631    $   630,861
  Canadian Imperial Bank International,
    Certificate of Deposit
    1.04%(e)                            04/29/04         445        445,166
  Canadian Imperial Bank International,
    Floating Rate Notes
    1.06%(e)                            04/29/04         636        636,251
  Chase Manhattan Bank, Time
    Deposit
    1.06%(e)                            04/01/04         441        440,943
  Foreningssparbanken AB, Floating
    Rate Notes
    1.05%(e)                            04/19/04         167        167,406
  General Electric Capital Corp.,
    Floating Rate Notes
    1.05%(e)                            04/12/04           4          4,248
  Merrill Lynch Master Note, Floating
    Rate Notes
    1.19%(e)                            04/01/04         415        414,626
  Merrill Lynch, Medium Term Notes
    1.19%(e)                            04/01/04         634        634,072
    1.19%(e)                            04/01/04         247        247,057
  Morgan Stanley Dean Witter & Co.,
    Floating Rate Notes
    1.08%(e)                            04/01/04         615        614,973
  Natexis Banques International,
    Floating Rate Notes
    1.11%(e)                            04/01/04       1,185      1,185,322
    1.16%(e)                            04/01/04         187        186,674
  Societe General, Floating Rate Notes
    1.14%(e)                            04/01/04       1,314      1,313,741
  Westdeutsche Landsbank
    International, Floating Rate Notes
    1.06%(e)                            04/12/04         190        189,727
  Galileo Money Market Fund                               17         17,457
  Institutional Money Market Trust(e)                  3,761      3,760,810
                                                                -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $10,889,334)                                             10,889,334
                                                                -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              23

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                 LARGE CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)


                                                            VALUE
                                                       ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $87,236,880(a))                     109.1%     $121,706,477

LIABILITIES IN EXCESS OF
  OTHER ASSETS
  (Including $10,871,877 of payable
  upon return of securities loaned)          (9.1)%     (10,136,134)
                                            -----      ------------
NET ASSETS (Applicable to
  3,838,884 Institutional shares,
  3,843,063 Service shares,
  2,675,781 Investor A shares,
  1,814,654 Investor B shares and
  334,589 Investor C shares
  outstanding)                              100.0%     $111,570,343
                                            =====      ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($35,371,696/3,838,884)                                     $9.21
                                                              =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($34,686,340/3,843,063)                                     $9.03
                                                              =====
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($23,819,871/2,675,781)                                     $8.90
                                                              =====
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($8.90/0.955)                                               $9.32
                                                              =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($14,942,364/1,814,654)                                     $8.23
                                                              =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($2,750,072/334,589)                                        $8.22
                                                              =====

-------------------
 (a) Cost for Federal income tax purposes is $87,833,216. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                      $34,710,467
     Gross unrealized depreciation                         (837,206)
                                                        -----------
                                                        $33,873,261
                                                        ===========

 (b) Total or partial securities on loan.
 (c) Non-income producing security.
 (d) Securities, or a portion thereof, pledged as collateral with a value of $5,551,588 on 2 long Nasdaq 100 futures contracts and 2 long S&P 500 futures contracts expiring June 2004. The value of such contracts on March 31, 2004 was $850,750, with an unrealized gain of $750.
 (e) Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                         MID-CAP VALUE EQUITY PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)

                                                NUMBER
                                              OF SHARES      VALUE
                                             ----------- ------------
COMMON STOCKS - 96.7%
Banks - 6.5%
  Banknorth Group, Inc.                      11,400       $  388,056
  Charter One Financial, Inc.                25,100          887,536
  First Tennessee National Corp.              8,100          386,370
  Popular, Inc.                              10,400          448,240
  Sovereign Bancorp, Inc.                    18,200          389,844
                                                          ----------
                                                           2,500,046
                                                          ----------
Beverages & Bottling - 3.3%
  Constellation Brands, Inc. - Class
    A(b)                                     11,900          381,990
  Pepsi Bottling Group, Inc.                 29,500          877,625
                                                          ----------
                                                           1,259,615
                                                          ----------
Business Services - 1.1%
  Fluor Corp.                                10,600          410,114
                                                          ----------
Computer Software & Services - 4.0%
  Ceridian Corp.(b)                          16,700          329,157
  GTECH Holdings Corp.(c)                     6,900          408,066
  Network Associates, Inc.(b)                26,300          473,400
  Storage Technology Corp.(b)                11,300          314,479
                                                          ----------
                                                           1,525,102
                                                          ----------
Construction - 2.5%
  Washington Group International,
    Inc.(b)                                  27,700        1,014,097
                                                          ----------
Electronics - 4.3%
  Ametek, Inc.                               16,400          420,496
  Invision Technologies, Inc.(b)             11,600          576,172
  Vishay Intertechnology, Inc.(b)(c)         30,000          640,200
                                                          ----------
                                                           1,636,868
                                                          ----------
Energy & Utilities - 5.7%
  NiSource, Inc.                             25,500          541,875
  SCANA Corp.                                11,500          406,525
  TXU Corp.(c)                               26,400          756,624
  Wisconsin Energy Corp.                     15,600          501,540
                                                          ----------
                                                           2,206,564
                                                          ----------
Entertainment & Leisure - 6.4%
  Hilton Hotels Corp.                        41,000          666,250
  Penn National Gaming, Inc.(b)              15,700          451,689
  Scientific Games Corp. - Class A(b)        23,100          432,432
  WMS Industries, Inc.(b)(c)                 29,100          902,100
                                                          ----------
                                                           2,452,471
                                                          ----------
Finance - 2.8%
  Affiliated Managers Group, Inc.(b)(c)      10,800          589,464
  The Bear Stearns Cos., Inc.                 5,600          491,008
                                                          ----------
                                                           1,080,472
                                                          ----------
Food & Agriculture - 4.0%
  Bunge Ltd.                                 22,600          908,972
  NBTY, Inc.(b)                              16,600          617,188
                                                          ----------
                                                           1,526,160
                                                          ----------
Insurance - 9.1%
  Allmerica Financial Corp.(b)               22,700          784,285
  Assurant, Inc.(b)                           8,100          203,715
  CNA Financial Corp.(b)                     14,500          399,620
  Everest RE Group Ltd.                       8,900          760,416
  Max Re Capital Ltd.                         9,200          207,920
  Radian Group, Inc.                          8,500          362,100

                                                NUMBER
                                              OF SHARES      VALUE
                                             ----------- ------------
COMMON STOCKS (Continued)
Insurance (Continued)
  RenaissanceRe Holdings Ltd.                14,900       $  774,800
                                                          ----------
                                                           3,492,856
                                                          ----------
Machinery & Heavy Equipment - 2.2%
  Axcelis Technologies, Inc.(b)              32,400          360,288
  Kennametal, Inc.                           11,400          470,478
                                                          ----------
                                                             830,766
                                                          ----------
Manufacturing - 11.7%
  The Black & Decker Corp.                   15,300          871,182
  Brunswick Corp.                            10,400          424,632
  Crown Holdings, Inc.(b)                    35,200          328,064
  Eaton Corp.                                 8,000          449,520
  ITT Industries, Inc.                        8,800          671,704
  Mattel, Inc.                               25,900          477,596
  Pentair, Inc.                              11,800          696,200
  Rinker Group Ltd. - ADR(c)                 11,200          595,056
                                                          ----------
                                                           4,513,954
                                                          ----------
Medical & Medical Services - 1.3%
  LifePoint Hospitals, Inc.(b)                6,300          203,742
  Select Medical Corp.                       18,000          300,600
                                                          ----------
                                                             504,342
                                                          ----------
Medical Instruments & Supplies - 2.7%
  Fisher Scientific International, Inc.(b)   18,900        1,040,256
                                                          ----------
Metal & Mining - 2.6%
  Cleveland Cliffs, Inc.(b)                   6,100          399,123
  Peabody Energy Corp.                       12,900          599,979
                                                          ----------
                                                             999,102
                                                          ----------
Motor Vehicles - 1.7%
  PACCAR, Inc.                               11,700          658,008
                                                          ----------
Oil & Gas - 3.4%
  Key Energy Services, Inc.(b)               48,000          528,000
  Pioneer Natural Resources Co.               5,400          174,420
  Talisman Energy, Inc. - ADR                10,400          613,288
                                                          ----------
                                                           1,315,708
                                                          ----------
Paper & Forest Products - 1.1%
  Bowater, Inc.                               9,800          427,574
                                                          ----------
Personal Services - 0.8%
  Service Corp. International(b)             41,400          309,258
                                                          ----------
Pharmaceuticals - 2.3%
  Elan Corp. PLC - ADR(b)                    17,600          362,912
  Valeant Pharmaceuticals Interna-
    tional(c)                                22,200          529,914
                                                          ----------
                                                             892,826
                                                          ----------
Publishing & Printing - 1.1%
  Banta Corp.                                 9,200          425,868
                                                          ----------
Restaurants - 1.1%
  Darden Restaurants, Inc.(c)                16,700          413,993
                                                          ----------
Retail Merchandising - 13.0%
  Abercrombie & Fitch Co. - Class A          13,600          460,224
  BJ's Wholesale Club, Inc.(b)(c)            15,300          389,385
  Circuit City Stores, Inc.                  32,900          371,770
  Federated Department Stores, Inc.          10,100          545,905
  Foot Locker, Inc.                          17,200          443,760
  J.C. Penney Co., Inc.(c)                   14,800          514,744

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              25

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                   MID-CAP VALUE EQUITY PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)


                                                     NUMBER
                                                   OF SHARES        VALUE
                                                  -----------   -------------
COMMON STOCKS (Continued)
Retail Merchandising (Continued)
  Jarden Corp.(b)                                    18,000      $   639,180
  Polo Ralph Lauren Corp.                            12,000          411,360
  Regis Corp.                                        17,800          791,032
  The Talbots, Inc.                                  11,900          425,782
                                                                 -----------
                                                                   4,993,142
                                                                 -----------
Transportation - 2.0%
  Laidlaw International, Inc.(b)                     53,200          774,060
                                                                 -----------
TOTAL COMMON STOCKS
  (Cost $33,009,250)                                              37,203,222
                                                                 -----------

                                                   PAR/SHARES
                                        MATURITY     (000)
                                       ---------- -----------
SHORT TERM INVESTMENTS - 14.6%
  American Express Credit Corp.,
    Floating Rate Notes
    1.06%(d)                           04/22/04      $  507          507,309
  Chase Manhattan Bank, Time
    Deposit
    1.06%(d)                           04/01/04         176          176,398
  Natexis Banques International,
    Floating Rate Notes
    1.11%(d)                           04/01/04         203          202,916
    1.16%(d)                           04/01/04       1,314        1,314,393
  Societe General, Floating Rate Notes
    1.37%(d)                           04/01/04         405          404,679
  Westdeutsche Landsbank
    International, Floating Rate Notes
    1.06%(d)                           04/12/04         181          180,718
  Galileo Money Market Fund                             937          936,591
  Institutional Money Market Trust(d)                 1,898        1,897,897
                                                                  ----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $5,620,901)                                                5,620,901
                                                                  ----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $38,630,151(a))                               111.3%      42,824,123
LIABILITIES IN EXCESS OF
  OTHER ASSETS
  (Including $4,684,310 of payable
  upon return of securities loaned)                   (11.3)%     (4,346,525)
                                                      -----       ----------
NET ASSETS (Applicable to
  1,415,223 Institutional shares,
  312,170 Service shares, 332,978
  Investor A shares, 611,037
  Investor B shares and 190,639
  Investor C shares outstanding)                      100.0%     $38,477,598
                                                      =====      ===========

                                                                    VALUE
                                                                 -----------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($19,293,302/1,415,223)                                            $ 13.63
                                                                     =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($4,239,849/312,170)                                               $ 13.58
                                                                     =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($4,496,486/332,978)                                               $ 13.50
                                                                     =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($13.50/0.955)                                                     $ 14.14
                                                                     =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($7,963,391/611,037)                                               $ 13.03
                                                                     =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($2,484,570/190,639)                                               $ 13.03
                                                                     =======

-------------------

 (a) Cost for Federal income tax purposes is $38,821,742. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                                $4,216,454
     Gross unrealized depreciation                                  (214,073)
                                                                   ----------
                                                                  $4,002,381
                                                                  ==========

 (b) Non-income producing security.
 (c) Total or partial securities on loan.
 (d) Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                        MID-CAP GROWTH EQUITY PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)


                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- -------------
COMMON STOCKS - 98.3%
Advertising - 1.9%
  Lamar Advertising Co.(b)(c)              72,300      $ 2,907,906
                                                       -----------
Banks - 0.0%
  Dime Bancorp, Inc. - Warrants
    (expiring 11/22/05)                    57,900           11,001
                                                       -----------
Broadcasting - 0.6%
  Cablevision Systems New York
    Group - Class A(b)(c)                  37,200          851,136
                                                       -----------
Business Services - 6.5%
  ChoicePoint, Inc.(c)                     68,400        2,601,252
  Fluor Corp.(b)                           54,800        2,120,212
  Manpower, Inc.                           60,700        2,822,550
  SEI Investments Co.                      52,300        1,725,900
                                                       -----------
                                                         9,269,914
                                                       -----------
Computer Software & Services - 14.4%
  BEA Systems, Inc.(b)(c)                 102,700        1,310,452
  The BISYS Group, Inc.(c)                279,196        4,679,325
  Ceridian Corp.(c)                       141,000        2,779,110
  Cognizant Technology Solutions
    Corp.(c)                               21,900          990,975
  DST Systems, Inc.(b)(c)                  51,800        2,349,130
  MicroStrategy, Inc. - Warrants
    (expiring 06/24/07)                        13                3
  Network Associates, Inc.(b)(c)          230,600        4,150,800
  Siebel Systems, Inc.(c)                 147,200        1,694,272
  Storage Technology Corp.(c)              92,300        2,568,709
                                                       -----------
                                                        20,522,776
                                                       -----------
Containers - 1.4%
  Smurfit-Stone Container Corp.(c)        114,300        2,010,537
                                                       -----------
Electronics - 3.3%
  Intersil Corp. - Class A(b)              84,800        1,890,192
  Jabil Circuit, Inc.(c)                   96,500        2,839,995
                                                       -----------
                                                         4,730,187
                                                       -----------
Entertainment & Leisure - 3.5%
  Hilton Hotels Corp.                      95,500        1,551,875
  Leapfrog Enterprises, Inc.(b)(c)         26,100          505,035
  Regal Entertainment Group - Class
    A(b)                                   37,600          826,448
  Station Casinos, Inc.                    46,500        2,053,905
                                                       -----------
                                                         4,937,263
                                                       -----------
Food & Agriculture - 1.9%
  Dean Foods Co.(c)                        81,400        2,718,760
                                                       -----------
Insurance - 2.7%
  Axis Capital Holdings Ltd.               11,600          342,780
  Willis Group Holdings Ltd.               92,400        3,437,280
                                                       -----------
                                                         3,780,060
                                                       -----------
Manufacturing - 2.8%
  Brunswick Corp.                          68,000        2,776,440
  Energizer Holdings, Inc.(c)              26,900        1,255,961
                                                       -----------
                                                         4,032,401
                                                       -----------
Medical & Medical Services - 8.2%
  Anthem, Inc.(b)(c)                       19,700        1,785,607
  Laboratory Corp. of America
    Holdings(c)                            82,500        3,238,125
  Omnicare, Inc.(b)                        74,200        3,289,286
  Triad Hospitals, Inc.(c)                 47,975        1,478,590


                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- -------------
COMMON STOCKS (Continued)
Medical & Medical Services (Continued)
  Universal Health Services, Inc. -
    Class B                                40,800      $ 1,879,656
                                                       -----------
                                                        11,671,264
                                                       -----------
Medical Instruments & Supplies - 10.6%
  Alcon, Inc.                              45,600        2,886,480
  C.R. Bard, Inc.                          31,500        3,075,660
  St. Jude Medical, Inc.(c)                55,800        4,023,180
  Varian Medical Systems, Inc.(c)          39,600        3,417,876
  Zimmer Holdings, Inc.(b)(c)              23,700        1,748,586
                                                       -----------
                                                        15,151,782
                                                       -----------
Oil & Gas - 9.2%
  BJ Services Co.(c)                       47,200        2,042,345
  ENSCO International, Inc.                42,800        1,205,676
  GlobalSantaFe Corp.                           3               83
  Nabors Industries Ltd.(b)(c)             29,711        1,359,278
  Patterson-UTI Energy, Inc.(c)            50,900        1,802,369
  Pioneer Natural Resources Co.           107,100        3,459,330
  Smith International, Inc.(b)(c)          32,600        1,744,426
  Talisman Energy, Inc. - ADR              25,000        1,474,250
                                                       -----------
                                                        13,087,757
                                                       -----------
Paper & Forest Products - 0.6%
  Pactiv Corp.(c)                          37,900          843,275
                                                       -----------
Personal Services - 1.0%
  Career Education Corp.(b)(c)             24,000        1,359,360
                                                       -----------
Pharmaceuticals - 7.9%
  Allergan, Inc.(b)                        23,500        1,977,760
  AmerisourceBergen Corp.(b)               50,700        2,772,276
  Celgene Corp.(b)(c)                      37,900        1,805,935
  Endo Pharmaceuticals Holdings,
    Inc.(c)                                39,900          974,358
  Gilead Sciences, Inc.(c)                 35,200        1,963,104
  Shire Pharmaceuticals Group PLC -
    ADR(c)                                 59,156        1,740,961
                                                       -----------
                                                        11,234,394
                                                       -----------
Restaurants - 3.0%
  Brinker International, Inc.(b)(c)        74,200        2,814,406
  Outback Steakhouse, Inc.                 29,400        1,431,780
                                                       -----------
                                                         4,246,186
                                                       -----------
Retail Merchandising - 7.8%
  Abercrombie & Fitch Co. - Class A       110,900        3,752,856
  Dollar General Corp.                     99,296        1,906,483
  Limited Brands(b)                       154,140        3,082,800
  Staples, Inc.(c)                         94,000        2,386,660
                                                       -----------
                                                        11,128,799
                                                       -----------
Semiconductors & Related Devices - 6.0%
  AMIS Holdings, Inc.(c)                   14,900          241,827
  Fairchild Semiconductor International,
    Inc.(c)                                90,500        2,174,715
  National Semiconductor Corp.(b)(c)       77,078        3,424,576
  Novellus Systems, Inc.(b)(c)             31,000          985,490
  NVIDIA Corp.(c)                          30,000          794,700
  Teradyne, Inc.(c)                        37,600          896,008
                                                       -----------
                                                         8,517,316
                                                       -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              27

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  MID-CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2004 (UNAUDITED)


                                                        NUMBER
                                                      OF SHARES       VALUE
                                                     ----------- --------------
COMMON STOCKS (Continued)
Telecommunications - 4.4%
  Amdocs Ltd.(b)(c)                                    103,200    $  2,867,928
  Andrew Corp.(b)(c)                                    78,900       1,380,750
  Harris Corp.                                          40,600       1,965,446
                                                                  ------------
                                                                     6,214,124
                                                                  ------------
Waste Management - 0.6%
  Stericycle, Inc.(c)                                   17,700         847,122
                                                                  ------------
TOTAL COMMON STOCKS
  (Cost $97,021,072)                                               140,073,320
                                                                  ------------



                                                      PAR/SHARES
                                           MATURITY     (000)
                                          ---------- -----------
SHORT TERM INVESTMENTS - 23.8%
  American Express Credit Corp.,
    Floating Rate Notes
    1.08%(d)                              04/16/04     $    87          87,189
  Canadian Imperial Bank International,
    Certificate of Deposit
    1.04%(d)                              04/29/04       5,339       5,339,101
  Canadian Imperial Bank International,
    Floating Rate Notes
    1.06%(d)                              04/29/04          83          83,426
  Chase Manhattan Bank, Time
    Deposit
    1.06%(d)                              04/01/04         997         996,510
  Credit Lyonnais, Certificate of
    Deposit
    1.08%(d)                              09/30/04          20          19,914
  Foreningssparbanken AB, Floating
    Rate Notes
    1.05%(d)                              04/19/04         373         373,136
  General Electric Capital Corp.,
    Floating Rate Notes
    1.05%(d)                              04/12/04           9           8,978
  Irish Life U.S., Commercial Paper
    1.05%(d)                              04/14/04          53          53,152
  Merrill Lynch, Medium Term Notes
    1.19%(d)                              04/01/04       2,010       2,009,973
  Natexis Banques International,
    Floating Rate Notes
    1.11%(d)                              04/01/04       4,304       4,303,994
  Westdeutsche Landsbank
    International, Certificate of Deposit
    1.50%(d)                              01/10/05       2,557       2,557,309
  Westdeutsche Landsbank
    International, Floating Rate Notes
    1.06%(d)                              04/12/04          29          29,499
    1.06%(d)                              04/29/04       1,378       1,378,063
  Galileo Money Market Fund                              2,890       2,890,477
  Institutional Money Market Trust(d)                   13,836      13,835,750
                                                                    ----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $33,966,471)                                                33,966,471
                                                                    ----------


                                                             VALUE
                                                        ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $130,987,543(a))                     122.1%     $174,039,791

LIABILITIES IN EXCESS OF
  OTHER ASSETS
  (Including $31,075,994 of payable
  upon return of securities loaned)          (22.1)%     (31,507,328)
                                             -----      ------------
NET ASSETS (Applicable to
  5,312,601 Institutional shares,
  1,493,028 Service shares,
  3,519,262 Investor A shares,
  4,707,151 Investor B shares and
  1,647,626 Investor C shares
  outstanding)                               100.0%     $142,532,463
                                             =====      ============


NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($48,371,179/5,312,601)                                      $9.10
                                                               =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($13,152,850/1,493,028)                                      $8.81
                                                               =====
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($30,291,312/3,519,262)                                      $8.61
                                                               =====
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($8.61/0.955)                                                $9.00
                                                               =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($37,567,729/4,707,151)                                      $7.98
                                                               =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($13,149,393/1,647,626)                                      $7.98
                                                               =====

-------------------
 (a) Cost for Federal income tax purposes is $133,987,747. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                       $40,595,780
     Gross unrealized depreciation                          (543,736)
                                                         -----------
                                                         $40,052,044
                                                         ===========

 (b) Total or partial securities on loan.
 (c) Non-income producing security.
 (d) Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                        SMALL CAP VALUE EQUITY PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)

                                              NUMBER
                                            OF SHARES      VALUE
                                           ----------- -------------
COMMON STOCKS - 98.9%
Aerospace - 0.3%
  Herley Industries, Inc.(b)                 24,200     $   456,896
                                                        -----------
Banks - 6.9%
  Chittenden Corp.                           30,700       1,013,101
  Gold Banc Corp. Inc.                       75,800       1,235,540
  Hudson United Bancorp                      36,900       1,404,045
  Oriental Financial Group, Inc.             34,900       1,111,565
  Provident Bankshares Corp.                 25,900         812,742
  Sky Financial Group, Inc.                  46,400       1,204,080
  Sterling Financial Corp.(b)                49,500       1,826,055
  Webster Financial Corp.                    24,600       1,247,466
                                                        -----------
                                                          9,854,594
                                                        -----------
Broadcasting - 1.0%
  Sinclair Broadcast Group, Inc. -
    Class A(b)                               98,300       1,228,750
                                                        -----------
Business Services - 5.3%
  Handleman Co.                             189,000       4,524,660
  Kroll, Inc.(b)(c)                          85,700       2,301,045
  Viad Corp.                                 30,600         739,602
                                                        -----------
                                                          7,565,307
                                                        -----------
Chemicals - 0.4%
  WD-40 Co.                                  17,000         595,000
                                                        -----------
Computer Software & Services - 1.3%
  Inprise Corp.(b)                          124,400       1,129,552
  Pinnacle Systems, Inc.(b)                  86,400         780,192
                                                        -----------
                                                          1,909,744
                                                        -----------
Construction - 4.9%
  Champion Enterprises, Inc.(b)              89,500         948,700
  Palm Harbor Homes, Inc.(b)                 37,500         786,000
  URS Corp.(b)                               46,900       1,349,782
  Washington Group International,
    Inc.(b)                                 108,200       3,961,202
                                                        -----------
                                                          7,045,684
                                                        -----------
Electronics - 3.6%
  EDO Corp.                                  83,800       2,017,904
  Invision Technologies, Inc.(b)             33,500       1,663,945
  Mentor Graphics Corp.(b)(c)                82,700       1,473,714
                                                        -----------
                                                          5,155,563
                                                        -----------
Energy & Utilities - 1.8%
  Headwaters, Inc.(b)                        54,800       1,403,976
  Vectren Corp.                              48,600       1,198,962
                                                        -----------
                                                          2,602,938
                                                        -----------
Entertainment & Leisure - 10.1%
  Ameristar Casinos, Inc.(b)                 60,800       2,051,939
  Extended Stay America, Inc.                70,400       1,363,648
  Hollywood Park, Inc.(b)                   125,900       1,737,420
  Kerzner International Ltd.(b)(c)           38,300       1,698,605
  MTR Gaming Group, Inc.(b)                 128,600       1,286,000
  Multimedia Games, Inc.(b)(c)               84,000       2,078,160
  Scientific Games Corp. - Class A(b)        60,800       1,138,176
  WMS Industries, Inc.(b)(c)                102,700       3,183,700
                                                        -----------
                                                         14,537,648
                                                        -----------
Finance - 1.9%
  Affiliated Managers Group, Inc.(b)(c)      27,000       1,473,660
  Indymac Bancorp, Inc.(c)                   33,100       1,201,199
                                                        -----------
                                                          2,674,859
                                                        -----------

                                              NUMBER
                                            OF SHARES      VALUE
                                           ----------- -------------
COMMON STOCKS (Continued)
Food & Agriculture - 5.5%
  Chiquita Brands International, Inc.(b)    57,700      $ 1,203,045
  Del Monte Foods Co.(b)                   147,600        1,660,500
  Flowers Foods, Inc.                       32,800          860,672
  NBTY, Inc.(b)                            113,500        4,219,930
                                                        -----------
                                                          7,944,147
                                                        -----------
Insurance - 5.8%
  Allmerica Financial Corp.(b)             120,100        4,149,455
  Aspen Insurance Holdings Ltd.             27,600          710,700
  Direct General Corp.                      19,300          698,660
  Hub International Ltd.                    30,100          552,335
  Max Re Capital Ltd.                       72,000        1,627,200
  Platinum Underwriters Holdings Ltd.       19,400          621,770
                                                        -----------
                                                          8,360,120
                                                        -----------
Machinery & Heavy Equipment - 3.3%
  Axcelis Technologies, Inc.(b)            113,600        1,263,232
  K2, Inc.(b)                               69,000        1,106,070
  Kennametal, Inc.                          41,000        1,692,070
  Thermo Fibertek, Inc.(b)                  35,266          735,296
                                                        -----------
                                                          4,796,668
                                                        -----------
Manufacturing - 8.8%
  Aptargroup, Inc.                          29,800        1,144,320
  Briggs & Stratton Corp.                   44,700        3,015,909
  Crown Holdings, Inc.(b)                  141,200        1,315,984
  Harsco Corp.                              17,600          800,800
  Kellwood Co.                              46,200        1,813,350
  Lennox International, Inc.                74,300        1,378,265
  Quicksilver, Inc.(b)                      64,800        1,415,880
  Timken Co.(c)                             72,800        1,691,144
                                                        -----------
                                                         12,575,652
                                                        -----------
Medical & Medical Services - 4.7%
  Apria Healthcare Group, Inc.(b)(c)        50,800        1,520,952
  LifePoint Hospitals, Inc.(b)              46,600        1,507,044
  Magellan Health Services, Inc.(b)         46,300        1,301,030
  Province Healthcare Co.(b)                85,100        1,353,090
  Select Medical Corp.                      63,700        1,063,790
                                                        -----------
                                                          6,745,906
                                                        -----------
Medical Instruments & Supplies - 2.4%
  Ocular Sciences, Inc.(b)                  70,369        2,051,256
  STERIS Corp.(b)                           45,900        1,184,220
                                                        -----------
                                                          3,235,476
                                                        -----------
Metal & Mining - 1.8%
  Cleveland Cliffs, Inc.(b)                 23,100        1,511,433
  Massey Energy Co.                         51,200        1,129,984
                                                        -----------
                                                          2,641,417
                                                        -----------
Oil & Gas - 6.7%
  AGL Resources, Inc.                       36,800        1,067,936
  Airgas, Inc.                              64,600        1,375,980
  Evergreen Resources, Inc.(b)              50,100        1,720,935
  Key Energy Services, Inc.(b)             119,000        1,309,000
  Magnum Hunter Resources, Inc.(b)         213,200        2,161,848
  Whiting Petroleum Corp.(b)                84,500        1,993,355
                                                        -----------
                                                          9,629,054
                                                        -----------
Paper & Forest Products - 0.5%
  Caraustar Industries, Inc.(b)             59,900          697,835
                                                        -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              29

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  SMALL CAP VALUE EQUITY PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                       NUMBER
                                                     OF SHARES         VALUE
                                                    -----------    ------------
COMMON STOCKS (Continued)
Pharmaceuticals - 1.8%
  Valeant Pharmaceuticals Interna-
    tional(c)                                         108,800      $  2,597,056
                                                                   ------------
Publishing & Printing - 4.3%
  Banta Corp.                                          75,500         3,494,895
  Journal Communications, Inc. - Class
    A                                                  73,700         1,474,000
  Playboy Enterprises, Inc. - Class B(b)               81,500         1,142,630
                                                                   ------------
                                                                      6,111,525
                                                                   ------------
Railroad & Shipping - 0.4%
  Genesee & Wyoming, Inc. - Class
    A(b)                                               24,300           600,210
                                                                   ------------
Real Estate - 0.8%
  American Home Mortgage
    Investment Corp.                                   42,000         1,209,600
                                                                   ------------
Retail Merchandising - 9.4%
  BJ's Wholesale Club, Inc.(b)(c)                     104,100         2,649,345
  Jarden Corp.(b)                                      63,700         2,261,987
  Regis Corp.                                          93,500         4,155,140
  Stage Stores, Inc.(b)                                75,000         2,901,750
  Too, Inc.(b)                                         37,600           787,720
  The Wet Seal, Inc. - Class A(b)                      85,600           706,200
                                                                   ------------
                                                                     13,462,142
                                                                   ------------
Semiconductors & Related Devices - 0.5%
  Helix Technology Corp.                               29,500           715,375
                                                                   ------------
Soaps & Cosmetics - 1.6%
  NU Skin Enterprises, Inc.                           114,500         2,307,175
                                                                   ------------
Telecommunications - 0.6%
  General Communication, Inc. - Class
    A(b)                                              101,900           927,290
                                                                   ------------
Textiles - 0.6%
  Tommy Hilfiger Corp.(b)                              52,000           884,000
                                                                   ------------
Transportation - 1.9%
  Laidlaw International, Inc.(b)                      143,200         2,083,560
  Overnite Corp.                                       26,000           598,000
                                                                   ------------
                                                                      2,681,560
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $115,565,429)                                               141,749,191
                                                                   ------------

                                                    PAR/SHARES
                                        MATURITY      (000)
                                       ----------  -----------
SHORT TERM INVESTMENTS - 14.7%
  Chase Manhattan Bank, Time
    Deposit
    1.06%(d)                           04/01/04        $  354           354,102
  Monumental Global Funding,
    Commercial Paper
    1.09%(d)                           04/28/04           867           867,025
  Natexis Banques International,
    Floating Rate Notes
    1.11%(d)                           04/01/04         1,162         1,161,819
    1.16%(d)                           04/01/04         3,287         3,287,050
  Westdeutsche Landsbank
    International, Floating Rate Notes
    1.06%(d)                           04/12/04            74            74,233
  Galileo Money Market Fund                             1,355         1,355,029


                                                    PAR/SHARES
                                                      (000)            VALUE
                                                 ------------      -------------
SHORT TERM INVESTMENTS (Continued)
  Institutional Money
   Market Trust(d)                                     13,964      $ 13,964,173
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $21,063,431)                                                 21,063,431
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $136,628,860(a))                                113.6%      162,812,622
LIABILITIES IN EXCESS OF
  OTHER ASSETS
  (Including $19,708,402 of payable
  upon return of securities loaned)                     (13.6)%     (19,441,252)
                                                        -----       -----------
NET ASSETS (Applicable to
  4,619,379 Institutional shares,
  247,023 Service shares,
  2,696,827 Investor A shares,
  1,264,782 Investor B shares and
  498,219 Investor C shares
  outstanding)                                          100.0%     $143,371,370
                                                        =====      ============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($72,531,961/4,619,379)                                                $15.70
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($3,847,642/247,023)                                                   $15.58
                                                                         ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($41,804,691/2,696,827)                                                $15.50
                                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($15.50/0.955)                                                         $16.23
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($18,066,182/1,264,782)                                                $14.28
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($7,120,894/498,219)                                                   $14.29
                                                                         ======

-------------------
 (a) Cost for Federal income tax purposes is $136,653,128. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $27,219,183
      Gross unrealized depreciation                                  (1,059,689)
                                                                   ------------
                                                                    $26,159,494
                                                                   ============

 (b) Non-income producing security.
 (c) Total or partial securities on loan.
 (d) Securities purchased with the cash proceeds from securities loaned.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                        SMALL CAP CORE EQUITY PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)

                                            NUMBER
                                          OF SHARES     VALUE
                                         ----------- ---------
COMMON STOCKS - 96.1%
Aerospace - 0.9%
  Herley Industries, Inc.(b)               2,200      $ 41,536
                                                      --------
Air Transportation - 0.7%
  EGL, Inc.(b)                             1,800        32,328
                                                      --------
Banks - 4.6%
  Fremont General Corp.                    2,200        67,320
  Oriental Financial Group, Inc.           1,200        38,220
  Provident Bankshares Corp.               1,300        40,794
  Sterling Financial Corp.(b)                790        29,143
  WSFS Financial Corp.                       750        37,628
                                                      --------
                                                       213,105
                                                      --------
Broadcasting - 2.9%
  Alliance Atlantis Communications,
    Inc.(b)                                1,950        37,049
  Cumulus Media, Inc. - Class A(b)         2,650        52,974
  Gray Television, Inc.                    3,050        44,591
                                                      --------
                                                       134,614
                                                      --------
Business Services - 8.0%
  Arbitron, Inc.(b)                        1,150        46,299
  Aviall, Inc.(b)                          3,000        45,600
  Digitas, Inc.(b)                         5,750        59,168
  Heidrick & Struggles International,
    Inc.(b)                                1,550        37,092
  Korn/Ferry International(b)              3,550        56,800
  MPS Group, Inc.(b)                       3,300        36,696
  Navigant Consulting, Inc.(b)             4,450        90,024
                                                      --------
                                                       371,679
                                                      --------
Computer & Office Equipment - 1.0%
  Answerthink Consulting Group,
    Inc.(b)                                5,900        45,548
                                                      --------
Computer Software & Services - 8.4%
  EarthLink, Inc.(b)                       3,200        28,352
  Ingram Micro, Inc. - Class A(b)          2,100        38,010
  Inprise Corp.(b)                         3,900        35,412
  Internet Security Systems, Inc.(b)       1,750        30,870
  Modem Media, Inc.(b)                    10,850        70,525
  Pinnacle Systems, Inc.(b)                3,500        31,605
  SkillSoft PLC - ADR(b)                   7,950       102,555
  TIBCO Software, Inc.(b)                  5,800        47,386
                                                      --------
                                                       384,715
                                                      --------
Construction - 2.0%
  Chicago Bridge & Iron Co. N.V. -
    ADR                                    2,150        59,834
  URS Corp.(b)                             1,200        34,536
                                                      --------
                                                        94,370
                                                      --------
Electronics - 4.7%
  CommScope, Inc.(b)                       3,300        54,945
  Cubic Corp.                              1,600        41,600
  EDO Corp.                                  850        20,468
  Invision Technologies, Inc.(b)           1,200        59,604
  TTM Technologies, Inc.(b)                2,900        35,728
                                                      --------
                                                       212,345
                                                      --------
Entertainment & Leisure - 7.1%
  AMC Entertainment, Inc.(b)               2,350        36,072
  Ameristar Casinos, Inc.(b)               2,100        70,874
  Hollywood Park, Inc.(b)                  3,300        45,540
  Kerzner International Ltd.(b)            1,750        77,612

                                            NUMBER
                                          OF SHARES     VALUE
                                         ----------- -----------
COMMON STOCKS (Continued)
Entertainment & Leisure (Continued)
  Multimedia Games, Inc.(b)               2,300       $ 56,902
  Scientific Games Corp. - Class A(b)     2,400         44,928
                                                      --------
                                                       331,928
                                                      --------
Finance - 1.0%
  Jefferies Group, Inc.                   1,300         45,929
                                                      --------
Food & Agriculture - 2.3%
  Delta & Pine Land Co.                   1,650         41,168
  NBTY, Inc.(b)                           1,800         66,924
                                                      --------
                                                       108,092
                                                      --------
Furniture - 1.6%
  Aaron Rents, Inc.                       2,725         67,825
                                                      --------
Insurance - 3.0%
  Direct General Corp.                      600         21,720
  Max Re Capital Ltd.                     2,650         59,890
  PXRE Group Ltd.                         2,150         60,071
                                                      --------
                                                       141,681
                                                      --------
Machinery & Heavy Equipment - 3.7%
  Albany International Corp. - Class A    1,950         52,436
  Axcelis Technologies, Inc.(b)           2,550         28,355
  K2, Inc.(b)                             2,800         44,884
  Terex Corp.(b)                          1,300         48,061
                                                      --------
                                                       173,736
                                                      --------
Manufacturing - 3.4%
  Applied Films Corp.(b)                  1,000         27,900
  Aptargroup, Inc.                          750         28,800
  Lennox International, Inc.              2,850         52,868
  Roper Industries, Inc.                  1,050         50,662
                                                      --------
                                                       160,230
                                                      --------
Medical & Medical Services - 7.4%
  Inveresk Research Group, Inc.(b)        2,750         78,156
  Magellan Health Services, Inc.(b)       1,500         42,150
  Province Healthcare Co.(b)              2,900         46,110
  TLC Vision Corp.(b)                     6,900         79,074
  VCA Antech, Inc.(b)                     2,750         97,982
                                                      --------
                                                       343,472
                                                      --------
Medical Instruments & Supplies - 4.4%
  CTI Molecular Imaging, Inc.(b)          2,800         40,851
  Edwards Lifesciences Corp.(b)             900         28,755
  Hologic, Inc.(b)                        3,350         67,838
  STERIS Corp.(b)                         1,750         45,150
  Wright Medical Group, Inc.(b)             700         21,490
                                                      --------
                                                       204,084
                                                      --------
Metal & Mining - 0.9%
  Massey Energy Co.                       1,900         41,933
                                                      --------
Oil & Gas - 5.2%
  Airgas, Inc.                            2,200         46,860
  Energen Corp.                             650         26,812
  Harvest Natural Resources, Inc.(b)      3,950         57,710
  Magnum Hunter Resources, Inc.(b)        4,250         43,095
  Range Resources Corp.                   5,700         69,141
                                                      --------
                                                       243,618
                                                      --------
Personal Services - 1.7%
  Sylvan Learning Systems, Inc.(b)        2,300         80,753
                                                      --------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              31

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  SMALL CAP CORE EQUITY PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- ------------
COMMON STOCKS (Continued)
Pharmaceuticals - 5.3%
  Advancis Pharmaceutical Corp.(b)           4,450     $   40,672
  Angiotech Pharmaceuticals, Inc.(b)         2,800         68,348
  Medicis Pharmaceutical Corp. - Class A     1,400         56,000
  Nabi Biopharmaceuticals(b)                 2,800         43,540
  Valeant Pharmaceuticals International      1,650         39,386
                                                       ----------
                                                          247,946
                                                       ----------
Publishing & Printing - 1.4%
  Banta Corp.                                1,400         64,806
                                                       ----------
Railroad & Shipping - 0.9%
  Landstar System, Inc.(b)                   1,000         40,940
                                                       ----------
Real Estate - 1.2%
  Health Care REIT, Inc.                     1,400         56,840
                                                       ----------
Retail Merchandising - 6.9%
  Charming Shoppes, Inc.                     6,850         53,362
  Jarden Corp.(b)                            1,300         46,162
  Jos. A. Bank Clothiers, Inc.(b)            1,225         44,100
  Mothers Work, Inc.(b)                        750         19,988
  Stage Stores, Inc.(b)                      1,300         50,297
  Stein Mart, Inc.(b)                        3,850         53,130
  Too, Inc.(b)                               1,100         23,045
  Yankee Candle Co.(b)                       1,200         33,096
                                                       ----------
                                                          323,180
                                                       ----------
Semiconductors & Related Devices - 1.0%
  Entegris, Inc.(b)                          3,800         48,108
                                                       ----------
Soaps & Cosmetics - 1.8%
  NU Skin Enterprises, Inc.                  4,200         84,630
                                                       ----------
Telecommunications - 1.8%
  Arris Group, Inc.(b)                       3,850         35,420
  General Communication, Inc. - Class
    A(b)                                     5,550         50,505
                                                       ----------
                                                           85,925
                                                       ----------
Transportation - 0.9%
  Laidlaw International, Inc.(b)             2,800         40,740
                                                       ----------
TOTAL COMMON STOCKS
  (Cost $3,725,808)                                     4,466,636
                                                       ----------

SHORT TERM INVESTMENTS - 3.6%
  Galileo Money Market Fund
   (Cost $168,538)                         168,538        168,538
                                                       ----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $3,894,346(a))                        99.7%     4,635,174
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                  0.3%        15,492
                                             -----      ---------
NET ASSETS (Applicable to
  117,113 Institutional shares, 10
  Service shares, 106,840 Investor
  A shares, 36,167 Investor B
  shares and 42,637 Investor C
  shares outstanding)                        100.0%    $4,650,666
                                              =====    ==========

                                                         VALUE
                                                      -----------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($1,802,972/117,113)                                    $ 15.40
                                                          =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($156/10)                                               $ 15.41
                                                          =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($1,641,033/106,840)                                    $ 15.36
                                                          =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($15.36/0.950)                                          $ 16.17
                                                          =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($553,800/36,167)                                       $ 15.31
                                                          =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($652,705/42,637)                                       $ 15.31
                                                          =======

-------------------
 (a) Cost for Federal income tax purposes is $3,896,172. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                       $767,118
     Gross unrealized depreciation                        (28,116)
                                                         --------
                                                         $739,002
                                                         ========

 (b) Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                       SMALL CAP GROWTH EQUITY PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)

                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- -------------
COMMON STOCKS - 95.6%
Advertising - 0.5%
  Catalina Marketing Corp.(b)               118,377    $ 2,295,330
                                                       -----------
Aerospace - 0.9%
  Herley Industries, Inc.(b)                233,500      4,408,480
  TIMCO Aviation Services, Inc.(b)              217            148
  TIMCO Aviation Services, Inc. -
    Warrants (expiring 02/28/07)                692              3
                                                       -----------
                                                         4,408,631
                                                       -----------
Air Transportation - 0.7%
  Mesa Airlines, Inc.(b)                    185,100      1,528,926
  SkyWest, Inc.                              56,942      1,095,564
                                                       -----------
                                                         2,624,490
                                                       -----------
Broadcasting - 4.1%
  Cumulus Media, Inc. - Class A(b)          282,059      5,638,359
  Emmis Communications Corp. -
    Class A(b)                               30,600        728,586
  Gray Television, Inc.                     179,258      2,620,752
  Insight Communications Co., Inc.(b)        77,400        774,000
  Sinclair Broadcast Group, Inc. -
    Class A(b)                              274,000      3,425,000
  Spanish Broadcasting System, Inc. -
    Class A(b)                              611,400      6,389,130
                                                       -----------
                                                        19,575,827
                                                       -----------
Business Services - 11.8%
  The Corporate Executive Board
    Co.(c)                                   43,986      2,067,342
  Digitas, Inc.(b)                          848,400      8,730,036
  Gartner, Inc. - Class A(b)                225,300      2,624,745
  Heidrick & Struggles International,
    Inc.(b)                                 322,334      7,713,453
  Jacobs Engineering Group, Inc.(b)          81,300      3,625,980
  Labor Ready, Inc.(b)                      285,904      3,865,422
  MPS Group, Inc.(b)                        439,811      4,890,698
  Navigant Consulting, Inc.(b)              509,300     10,303,139
  NDCHealth Corp.(c)                        118,940      3,229,221
  Resources Connection, Inc.(b)              53,300      2,351,543
  Tetra Tech, Inc.(b)                        37,039        794,857
  Watson Wyatt & Co. Holdings(b)            224,700      5,671,428
                                                       -----------
                                                        55,867,864
                                                       -----------
Chemicals - 1.7%
  Agrium, Inc.                               85,200      1,252,440
  OM Group, Inc.(b)(c)                      228,200      6,937,280
                                                       -----------
                                                         8,189,720
                                                       -----------
Computer & Office Equipment - 0.5%
  Answerthink Consulting Group,
    Inc.(b)                                 326,000      2,516,720
                                                       -----------
Computer Software & Services - 14.4%
  The BISYS Group, Inc.(b)                  254,998      4,273,766
  Digitalnet Holding, Inc.(b)               214,800      4,381,920
  FileNET Corp.(b)(c)                       303,000      8,074,950
  Inprise Corp.(b)                          674,700      6,126,276
  Iomega Corp.(b)                           764,700      4,274,673
  Keane, Inc.(b)(c)                          71,700      1,128,558
  Lawson Software, Inc.(b)                  635,221      5,272,334
  McDATA Corp. - Class A(b)(c)            1,024,578      7,213,029
  MicroStrategy, Inc. - Warrants
    (expiring 06/24/07)                         638            160
  Modem Media, Inc.(b)                      805,400      5,235,100
  Pinnacle Systems, Inc.(b)                 278,656      2,516,264

                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- -------------
COMMON STOCKS (Continued)
Computer Software & Services (Continued)
  RealNetworks, Inc.(b)                     703,700    $ 4,222,200
  Sapient Corp.(b)                          392,300      2,365,569
  SkillSoft PLC - ADR(b)                    640,330      8,260,257
  SonicWALL, Inc.(b)                        483,900      4,316,388
  Verity, Inc.(b)                            52,300        714,941
                                                       -----------
                                                        68,376,385
                                                       -----------
Electronics - 3.0%
  Advanced Energy Industries, Inc.(b)       125,661      2,562,228
  Bookham Technology - ADR(b)(c)          1,178,361      2,568,827
  Centillium Commuication, Inc.(b)          696,700      3,149,084
  Invision Technologies, Inc.(b)            105,600      5,245,152
  Power-One, Inc.(b)(c)                      81,400        900,284
                                                       -----------
                                                        14,425,575
                                                       -----------
Entertainment & Leisure - 2.9%
  Argosy Gaming Co.(b)(c)                    51,406      1,827,483
  Leapfrog Enterprises, Inc.(b)(c)           70,500      1,364,175
  Multimedia Games, Inc.(b)(c)              217,200      5,373,528
  Scientific Games Corp. - Class A(b)       284,400      5,323,968
                                                       -----------
                                                        13,889,154
                                                       -----------
Finance - 0.4%
  Affiliated Managers Group, Inc.(b)(c)      37,500      2,046,750
                                                       -----------
Food & Agriculture - 2.0%
  Panera Bread Co. - Class A(b)(c)          202,500      7,881,300
  United Natural Foods, Inc.(b)              33,100      1,591,779
                                                       -----------
                                                         9,473,079
                                                       -----------
Insurance - 0.4%
  Platinum Underwriters Holdings Ltd.        55,800      1,788,390
                                                       -----------
Machinery & Heavy Equipment - 2.7%
  AGCO Corp.(b)(c)                          128,500      2,661,235
  Flowserve Corp.(b)                        250,800      5,254,260
  Joy Global, Inc.                           76,300      2,141,741
  Terex Corp.(b)(c)                          78,800      2,913,236
                                                       -----------
                                                        12,970,472
                                                       -----------
Manufacturing - 1.5%
  Actuant Corp. - Class A(b)(c)              43,200      1,694,736
  Wilson Greatbatch Technologies,
    Inc.(b)                                 144,800      5,253,344
                                                       -----------
                                                         6,948,080
                                                       -----------
Medical & Medical Services - 5.2%
  Accredo Health, Inc.(b)(c)                 69,300      2,640,329
  Cryolife, Inc.(b)                         600,000      2,724,359
  Exact Sciences Corp.(b)                   540,200      4,197,354
  Henry Schein, Inc.(b)                      21,800      1,556,956
  Inveresk Research Group, Inc.(b)          263,700      7,494,354
  Medical Resources, Inc.(b)                  4,259             22
  TLC Vision Corp.(b)                       515,980      5,913,131
                                                       -----------
                                                        24,526,505
                                                       -----------
Medical Instruments & Supplies - 5.7%
  Hologic, Inc.(b)                          365,675      7,404,919
  Mentor Corp.(c)                           137,800      4,147,780
  Respironics, Inc.(b)                       77,300      4,175,746
  Therasense, Inc.(b)                        41,900      1,129,624
  Visx, Inc.(b)                             306,600      5,984,832

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              33

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                 SMALL CAP GROWTH EQUITY PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                    NUMBER
                                                  OF SHARES       VALUE
                                                 ----------- --------------
COMMON STOCKS (Continued)
Medical Instruments & Supplies (Continued)
  Wright Medical Group, Inc.(b)                     138,434   $  4,249,924
                                                              ------------
                                                                27,092,825
                                                              ------------
Metal & Mining - 1.1%
  Massey Energy Co.                                 134,400      2,966,208
  Pioneer Drilling Co.(b)                           400,000      2,176,364
                                                              ------------
                                                                 5,142,572
                                                              ------------
Motor Vehicles - 1.1%
  Wabash National Corp.(b)(c)                       225,700      5,326,520
                                                              ------------
Oil & Gas - 10.3%
  Airgas, Inc.                                      334,500      7,124,850
  Cheniere Energy, Inc.(b)                          179,000      3,103,860
  Forest Oil Corp.(b)(c)                            152,100      3,840,525
  Grant Prideco, Inc.(b)                            214,700      3,327,850
  Key Energy Services, Inc.(b)                      554,775      6,102,525
  Oceaneering International, Inc.(b)                166,000      5,054,700
  Parker Drilling Co.(b)                          1,310,051      5,462,913
  Pride International, Inc.(b)(c)                   111,100      1,895,366
  Remington Oil & Gas Corp. - Class
    B(b)                                            224,443      4,432,749
  Tetra Technologies, Inc.(b)                       142,000      3,710,460
  Tom Brown, Inc.(b)                                 39,600      1,488,960
  Whiting Petroleum Corp.(b)                        130,300      3,073,777
                                                              ------------
                                                                48,618,535
                                                              ------------
Paper & Forest Products - 0.7%
  Pope & Talbot, Inc.                               204,800      3,520,512
                                                              ------------
Personal Services - 2.5%
  Education Management Corp.(b)                      37,600      1,196,808
  Sylvan Learning Systems, Inc.(b)(c)               303,800     10,666,418
                                                              ------------
                                                                11,863,226
                                                              ------------
Pharmaceuticals - 5.6%
  Advancis Pharmaceutical Corp.(b)                  284,700      2,602,158
  Angiotech Pharmaceuticals, Inc.(b)                228,052      5,566,749
  Medicis Pharmaceutical Corp. - Class
    A(c)                                            174,040      6,961,600
  Nabi Biopharmaceuticals(b)                        305,000      4,742,750
  Nektar Therapeutics(b)                            191,900      4,141,202
  Pharmaceutical Resources, Inc.(b)                  21,563      1,226,072
  Taro Pharmaceutical Industries
    Ltd.(b)                                          20,414      1,183,808
                                                              ------------
                                                                26,424,339
                                                              ------------
Publishing & Printing - 1.1%
  Playboy Enterprises, Inc. - Class B(b)            359,403      5,038,830
                                                              ------------
Restaurants - 0.5%
  CEC Entertainment, Inc.(b)                         39,000      1,353,300
  RARE Hospitality International,
    Inc.(b)                                          41,650      1,155,788
                                                              ------------
                                                                 2,509,088
                                                              ------------
Retail Merchandising - 6.9%
  CSK Auto Corp.(b)                                 322,100      5,833,231
  GameStop Corp.(b)                                 107,400      1,935,348
  Hollywood Entertainment Corp.(b)                  158,000      2,142,480
  Linens 'n Things, Inc.(b)(c)                      146,800      5,198,188
  Pier 1 Imports, Inc.                              109,500      2,595,150
  Reebok International Ltd.(c)                       60,500      2,501,675
  Tuesday Morning Corp.(b)                           76,352      2,631,090
  West Marine, Inc.(b)                              155,100      4,939,935


                                                     NUMBER
                                                   OF SHARES       VALUE
                                                  ----------- --------------
COMMON STOCKS (Continued)
Retail Merchandising (Continued)
  Yankee Candle Co.(b)                              172,000   $  4,743,760
                                                              ------------
                                                                32,520,857
                                                              ------------
Semiconductors & Related Devices - 4.8%
  Cirrus Logic, Inc.(b)                             767,000      5,813,860
  Micrel, Inc.(b)                                   261,900      3,496,365
  Microsemi Corp.(b)                                299,800      4,101,264
  Mindspeed Technologies, Inc.(b)                   788,800      5,150,864
  MKS Instruments, Inc.(b)                           80,534      1,933,621
  Rudolph Technologies, Inc.(b)                      64,900      1,215,577
  Zoran Corp.(b)                                     69,800      1,211,728
                                                              ------------
                                                                22,923,279
                                                              ------------
Telecommunications - 1.2%
  Anaren, Inc.(b)                                   118,300      1,866,774
  Inet Technologies, Inc.(b)                         17,800        220,898
  Unova, Inc.(b)                                    158,000      3,414,380
                                                              ------------
                                                                 5,502,052
                                                              ------------
Transportation - 1.4%
  Laidlaw International, Inc.(b)                    188,820      2,747,331
  Werner Enterprises, Inc.                          197,100      3,735,045
                                                              ------------
                                                                 6,482,376
                                                              ------------
TOTAL COMMON STOCKS
  (Cost $350,328,431)
                                                               452,887,983
                                                              ------------

                                                      PAR
                                         MATURITY    (000)
                                        ---------- ---------
CORPORATE BONDS - 0.0%
Aerospace - 0.0%
  TIMCO Aviation Services, Inc.
    8.00%
  (Cost $273)                           01/02/07    $     1              0
                                                                 ---------
SHORT TERM INVESTMENTS - 18.6%
  American Express Credit Corp.,
    Floating Rate Notes
    1.08%(d)                            04/16/04      1,816      1,816,051
  Bank of America Corp., Floating Rate
    Notes
    1.05%(d)                            04/01/04      5,751      5,751,398
  Canadian Imperial Bank International,
    Certificate of Deposit
    1.04%(d)                            04/29/04        973        972,876
  Chase Manhattan Bank, Time
    Deposit
    1.06%(d)                            04/01/04      2,846      2,846,009
  Federal Home Loan Bank, Discount
    Notes
    0.97%                               04/01/04     16,000     16,000,000
  Foreningssparbanken AB, Floating
    Rate Notes
    1.05%(d)                            04/19/04        259        258,754
  Irish Life U.S., Commercial Paper
    1.05%(d)                            04/14/04      3,104      3,104,029
  Merrill Lynch, Medium Term Notes
    1.19%(d)                            04/01/04      3,661      3,660,631
    1.19%(d)                            04/01/04      1,199      1,199,121

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                 SMALL CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                   PAR/SHARES
                                        MATURITY     (000)        VALUE
                                       ---------- ----------- -------------
SHORT TERM INVESTMENTS (Continued)
  Natexis Banques International,
    Floating Rate Notes
    1.11%(d)                           04/01/04     $   903   $    902,997
    1.16%(d)                           04/01/04       2,000      1,999,799
  Societe General, Floating Rate Notes
    1.14%(d)                           04/01/04       8,866      8,865,976
  Tannehill Capital, Asset Backed
    Commercial Paper
    1.04%(d)                           04/19/04         992        992,143
  Westdeutsche Landsbank
    International, Floating Rate Notes
    1.06%(d)                           04/12/04       2,062      2,062,034
    1.06%(d)                           04/29/04       1,145      1,145,187
  Galileo Money Market Fund                           6,858      6,857,926
  Institutional Money Market Trust(d)                29,778     29,777,689
                                                              ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $88,212,620)                                            88,212,620
                                                              ------------

TOTAL INVESTMENTS IN SECURITIES
  (Cost $438,541,324(a))                              114.2%   541,100,603
LIABILITIES IN EXCESS OF
  OTHER ASSETS
  (Including $65,354,694 of payable
  upon return of securities loaned)                   (14.2)%  (67,237,987)
                                                      -----   ------------
NET ASSETS (Applicable to
  16,441,625 Institutional shares,
  2,233,834 Service shares,
  8,682,983 Investor A shares,
  2,172,894 Investor B shares and
  1,190,618 Investor C shares
  outstanding)                                        100.0%  $473,862,616
                                                      =====   ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($263,193,116/16,441,625)                                         $16.01
                                                                    ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($34,333,182/2,233,834)                                           $15.37
                                                                    ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($130,112,321/8,682,983)                                          $14.98
                                                                    ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($14.98/0.955)                                                    $15.69
                                                                    ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($29,857,486/2,172,894)                                           $13.74
                                                                    ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($16,366,511/1,190,618)                                           $13.75
                                                                    ======

 (a) Cost for Federal income tax purposes is $440,697,199. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                            $110,787,151
     Gross unrealized depreciation                             (10,383,747)
                                                              ------------
                                                              $100,403,404
                                                              ============
 (b) Non-income producing security.
 (c) Total or partial securities on loan.
 (d) Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              35

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                          U.S. OPPORTUNITIES PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)


                                                        NUMBER
                                                      OF SHARES        VALUE
                                                     -----------   -------------
COMMON STOCKS - 97.9%
Canada - 1.0%
  Angiotech Pharmaceuticals, Inc.(b)                     46,000       $1,122,860
                                                                      ----------
United Kingdom - 1.3%
  Bookham Technology - ADR(b)                           352,500          768,450
  Shire Pharmaceuticals
Group PLC -  ADR(b)                                      23,700          697,491
                                                                      ----------
                                                                       1,465,941
                                                                      ----------
United States - 95.6%
Advertising - 0.6%
  The Interpublic Group of Companies,
    Inc.(b)                                              44,100          678,258
                                                                      ----------
Air Transportation - 0.6%
  EGL, Inc.(b)                                           37,000          664,520
                                                                      ----------
Banks - 5.4%
  City National Corp.                                    14,500          868,550
  Colonial Bancgroup, Inc.                               62,000        1,147,000
  Compass Bancshares, Inc.                               23,500          974,545
  Franklin Bank Corp.(b)                                 33,500          622,765
  MAF Bancorp, Inc.                                      12,000          521,520
  New York Community Bancorp, Inc.                       15,021          514,931
  TCF Financial Corp.                                    14,000          714,980
  Webster Financial Corp.                                12,000          608,520
                                                                      ----------
                                                                       5,972,811
                                                                      ----------
Broadcasting - 2.4%
  Hearst-Argyle Television, Inc.                         27,300          734,097
  Media General, Inc. - Class A                           8,000          538,240
  Mediacom Communications Corp.(b)                       90,000          721,800
  UnitedGlobalCom, Inc.(b)                               76,800          652,032
                                                                      ----------
                                                                       2,646,169
                                                                      ----------
Business Services - 6.1%
  Aquantive, Inc.(b)                                     62,300          598,080
  Charles River Associates, Inc.(b)                      11,900          390,153

  Digitas, Inc.(b)                                      152,800        1,572,312
  Forrester Research, Inc.(b)                            22,100          418,795
  Gartner, Inc. - Class A(b)                             55,000          640,750
  Global Payments, Inc.                                  12,800          577,024
  Labor Ready, Inc.(b)                                   83,600        1,130,272
  Manpower, Inc.                                         12,600          585,900
  Navigant Consulting, Inc.(b)                           40,800          825,384
                                                                      ----------
                                                                       6,738,670
                                                                      ----------
Chemicals - 2.5%
  Church & Dwight Co., Inc.                              21,800          944,158
  Georgia Gulf Corp.                                     21,500          648,225
  NOVA Chemicals Corp.                                   29,400          737,646
  Olin Corp.                                             27,200          485,520
                                                                      ----------
                                                                       2,815,549
                                                                      ----------
Computer & Office Equipment - 0.7%
  Pitney Bowes, Inc.                                     18,000          766,980
                                                                      ----------
Computer Software & Services - 4.6%
  Computer Sciences Corp.(b)                             12,500          504,125
  Digitalnet Holding, Inc.(b)                            30,000          612,000
  DoubleClick, Inc.(b)                                   90,400        1,017,000
  FileNET Corp.(b)                                       16,000          426,400
  Interwoven, Inc.(b)                                    32,500          324,025
  Lawson Software, Inc.(b)                               74,000          614,200
  RSA Security, Inc.(b)                                  37,800          710,262

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       -----------   -----------
COMMON STOCKS (Continued)
Computer Software & Services (Continued)
  Symantec Corp.(b)                                       19,000      $  879,700
                                                                      ----------
                                                                       5,087,712
                                                                      ----------
Construction - 0.7%
  Chicago Bridge & Iron Co. N.V. -
    ADR                                                   28,000         779,240
                                                                      ----------
Containers - 0.8%
  Smurfit-Stone Container Corp.(b)
                                                          50,400         886,536
                                                                      ----------
Electronics - 3.2%
  Amphenol Corp.(b)                                       37,000       1,098,900
  Gemstar-TV Guide
International,
    Inc.(b)                                               83,500         560,285
  GrafTech International Ltd.(b)                          44,000         657,800
  Intersil Corp. - Class A                                40,000         891,600
  TTM Technologies, Inc.(b)                               24,800         305,536
                                                                      ----------
                                                                       3,514,121
                                                                      ----------
Energy & Utilities - 5.5%
  Equitable Resources, Inc.                               21,000         932,820
  MDU Resources Group, Inc.                               46,800       1,099,332
  Pepco Holdings, Inc.                                    27,000         551,880
  PPL Corp.                                               27,100       1,235,760
  Sempra Energy                                           35,500       1,128,900
  UGI Corp.                                               35,000       1,152,200
                                                                      ----------
                                                                       6,100,892
                                                                      ----------
Entertainment & Leisure - 6.3%
  Alliance Gaming Corp.(b)                                26,600         854,658
  Carmike Cinemas, Inc.(b)                                19,800         737,967
  Hilton Hotels Corp.                                     75,000       1,218,750
  Hollywood Park, Inc.(b)                                 65,500         903,900
  Penn National Gaming, Inc.(b)                           19,500         561,015
  Scientific Games Corp. - Class A(b)                     63,500       1,188,720
  Station Casinos, Inc.                                   35,600       1,572,452
                                                                      ----------
                                                                       7,037,462
                                                                      ----------
Finance - 3.2%
  Ameritrade Holding Corp.(b)                             82,400       1,268,960
  ASTA Funding, Inc.                                      46,600         887,730
  Capital One Financial Corp.                             11,500         867,445
  CapitalSource, Inc.(b)                                  22,400         502,880
                                                                      ----------
                                                                       3,527,015
                                                                      ----------
Food & Agriculture - 1.0%
  Performance Food Group Co. (b)                          19,000         652,650
  Ralcorp Holdings, Inc.(b)                               16,700         508,181
                                                                      ----------
                                                                       1,160,831
                                                                      ----------
Insurance - 4.1%
  American Equity Investment Life
    Holding Co.(b)                                        37,600         483,160
  Aspen Insurance Holdings Ltd.
                                                          26,200         674,650
  Assurant, Inc.(b)                                       35,100         882,765
  Bristol West Holdings, Inc.(b)                          43,800         893,520
  Endurance Specialty Holdings Ltd.                       30,000       1,066,200
  The PMI Group, Inc.                                     14,200         530,512
                                                                      ----------
                                                                       4,530,807
                                                                      ----------
Machinery & Heavy
Equipment - 2.2%
  Joy Global, Inc.                                        66,500       1,866,655

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                    U.S. OPPORTUNITIES PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       -----------    ----------
COMMON STOCKS (Continued)
Machinery & Heavy Equipment (Continued)
  Thermo Fibertek, Inc.(b)                                25,000      $  521,250
                                                                      ----------
                                                                       2,387,905
                                                                      ----------
Manufacturing - 3.2%
  General Cable Corp.(b)                                  62,300         459,774
  Kellwood Co.                                            14,900         584,825
  Nordson Corp.                                           29,500       1,105,070
  Parker-Hannifin Corp.                                    8,000         452,000
  Rockwell Automation, Inc.                               26,400         915,288
                                                                      ----------
                                                                       3,516,957
                                                                      ----------
Medical & Medical Services - 4.5%
  Alkermes, Inc.(b)                                       39,000         623,610
  Antigenics, Inc.(b)                                     28,100         299,546
  Arqule, Inc.(b)                                        150,000         891,000
  Biomet, Inc.                                            15,000         575,400
  Caremark Rx, Inc.(b)                                    23,500         781,375
  Inveresk Research Group, Inc.(b)                        40,900       1,162,378
  Virologic, Inc.(b)                                     217,000         657,510
                                                                      ----------
                                                                       4,990,819
                                                                      ----------
Medical Instruments & Supplies - 0.5%
  Bioject Medical Technologies, Inc. -
    Warrants (expiring 05/22/06)                          15,000             150
  Invitrogen Corp.(b)                                      8,000         573,520
                                                                      ----------
                                                                         573,670
                                                                      ----------
Metal & Mining - 3.2%
  Arch Coal, Inc.                                         12,500         392,375
  Freeport-McMoRan Copper & Gold,
    Inc. - Class B                                        15,400         601,986
  Inco Ltd.(b)                                            18,000         623,340
  Massey Energy Co.                                       30,900         681,963
  Phelps Dodge Corp.(b)                                    9,000         734,940
  United States Steel Corp.                               15,000         559,050
                                                                      ----------
                                                                       3,593,654
                                                                      ----------
Motor Vehicles - 1.4%
  BorgWarner, Inc.                                         8,000         678,640
  Navistar International Corp.(b)                         18,500         848,225
                                                                      ----------
                                                                       1,526,865
                                                                      ----------
Oil & Gas - 6.0%
  Chesapeake Energy Corp.                                 40,000         536,000
  ENSCO International, Inc.                               24,000         676,080
  GlobalSantaFe Corp.                                     28,100         780,337
  Key Energy Services, Inc.(b)                            62,600         688,600
  Nabors Industries Ltd.(b)                               18,500         846,375
  National-Oilwell, Inc.(b)                               28,400         803,152
  Noble Energy, Inc.                                      24,700       1,163,370
  Pioneer Natural Resources Co.                           21,500         694,450
  Valero Energy Corp.                                      7,500         449,700
                                                                      ----------
                                                                       6,638,064
                                                                      ----------
Paper & Forest Products - 0.5%
  Pope & Talbot, Inc.                                     34,000         584,460
                                                                      ----------
Pharmaceuticals - 5.0%
  Andrx Corp.(b)                                          38,500       1,047,200
  Celgene Corp.(b)                                        14,500         690,925
  Corgentech, Inc.(b)                                      6,200         116,560
  Dendreon Corp.(b)                                       21,300         283,290
  Eyetech Pharmaceuticals(b)                              24,000         796,800
  IVAX Corp.(b)                                           23,000         523,710

                                                        NUMBER
                                                       OF SHARES       VALUE
                                                      ----------- --------------
COMMON STOCKS (Continued)
Pharmaceuticals (Continued)
  Lexicon Genetics, Inc.(b)                              50,000     $    313,500
  Neighborcare, Inc.(b)                                  25,000          606,250
  Nitromed, Inc.(b)                                      69,600          553,320
  Nuvelo, Inc.(b)                                        52,700          661,912
                                                                    ------------
                                                                       5,593,467
                                                                    ------------
Publishing & Printing - 0.8%
  Meredith Corp.                                         18,400          930,304
                                                                    ------------
Restaurants - 0.8%
  CBRL Group, Inc.
                                                         23,000          911,720
                                                                    ------------
Retail Merchandising - 4.9%
  Abercrombie & Fitch Co. - Class A                      24,400          825,696
  Albertson's, Inc.                                      20,000          443,000
  AnnTaylor Stores Corp.(b)                              27,500        1,177,000
  Best Buy Co., Inc.                                     13,700          708,564
  Cache, Inc.(b)                                         13,700          451,689
  Genesco, Inc.(b)                                       38,500          892,430
  Polo Ralph Lauren Corp.                                26,200          898,136
                                                                    ------------
                                                                       5,396,515
                                                                    ------------
Security Brokers & Dealers - 1.4%
  T. Rowe Price Group, Inc.                              28,200        1,518,006
                                                                    ------------
Semiconductors & Related
Devices - 5.6%
  Agere Systems, Inc. - Class A(b)                      198,000          635,580
  Exar Corp.(b)
                                                         33,600          621,600
  Fairchild Semiconductor International,
    Inc.(b)
                                                         28,500          684,855
  International Rectifier Corp.(b)                       29,600        1,361,304
  LAM Research Corp.(b)                                  31,600          796,636
  Mindspeed Technologies, Inc.(b)                        78,900          515,217
  PMC-Sierra, Inc.(b)                                    37,000          627,890
  Sigmatel, Inc.(b)                                      12,900          289,605
  Silicon Storage Technology, Inc.(b)                    49,900          645,706
                                                                    ------------
                                                                       6,178,393
                                                                    ------------
Soaps & Cosmetics - 1.0%
  Estee Lauder Cos., Inc.                                25,400        1,126,236
                                                                    ------------
Telecommunications - 4.6%
  Avaya, Inc.(b)                                         41,500          659,020
  COLT Telecom Group PLC(b)                              70,000          483,000
  Comverse Technology, Inc.(b)                           72,600        1,316,964
  Nextel Partners, Inc. - Class A(b)                     60,500          765,930
  NII Holdings, Inc. - Class B(b)                        21,900          767,157
  Powerwave Technologies, Inc.(b)                        55,000          429,000
  Sprint Corp. (PCS Group)(b)                            77,000          708,400
                                                                    ------------
                                                                       5,129,471
                                                                    ------------
Transportation - 1.8%
  CSX Corp.                                              24,600          745,134
  Overnite Corp.                                         24,000          552,000
  Trinity Industries, Inc.                               26,100          725,580
                                                                    ------------
                                                                       2,022,714
                                                                    ------------
Waste Management - 0.5%
  Waste Connections, Inc.(b)                             14,200          565,160
                                                                    ------------
                                                                     106,091,953
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost $89,024,373)                                                 108,680,754
                                                                    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              37

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                    U.S. OPPORTUNITIES PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)


                                          NUMBER
                                         OF SHARES           VALUE
                                        -----------      -------------
SHORT TERM INVESTMENTS - 2.4%
  Galileo Money Market Fund
  (Cost $2,651,199)                       2,651,199       $  2,651,199
                                                          -------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $91,675,572(a))                       100.3%       111,331,953

LIABILITIES IN EXCESS OF
  OTHER ASSETS                                ( 0.3)%         (304,816)
                                              -----        -----------
NET ASSETS (Applicable to
  314,707 Institutional shares,
  98,716 Service shares, 1,713,927
  Investor A shares, 2,428,824
  Investor B shares and 1,200,612
  Investor C shares outstanding)              100.0%      $111,027,137
                                              =====       ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($6,391,013/314,707)                                          $20.31
                                                                ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($1,966,222/98,716)                                           $19.92
                                                                ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($33,902,300/1,713,927)                                       $19.78
                                                                ======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($19.78/0.950)                                                $20.82
                                                                ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($46,030,640/2,428,824)                                       $18.95
                                                                ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($22,736,962/1,200,612)                                       $18.94
                                                                ======

-------------------
 (a) Cost for Federal income tax purposes is $91,695,940. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                         $20,931,039
     Gross unrealized depreciation                          (1,295,026)
                                                           -----------
                                                           $19,636,013
                                                           ===========
 (b) Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
              GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)

                                                        NUMBER
                                                       OF SHARES        VALUE
                                                      -----------   ------------
COMMON STOCKS - 96.0%
Canada - 1.8%
  Angiotech Pharmaceuticals, Inc.(b)                     15,600       $  380,796
  Biovail Corp.(b)                                       15,600          243,360
                                                                      ----------
                                                                         624,156
                                                                      ----------
France - 0.7%
  Flamel Technologies SA(b)                               9,000          233,289
                                                                      ----------
Germany - 1.0%
  SAP AG - ADR                                            9,600          377,376
                                                                      ----------
India - 1.2%
  Satyam Computer Services Ltd.                          57,800          390,702
                                                                      ----------
Italy - 0.4%
  Tiscali SpA(b)                                         27,000          155,283
                                                                      ----------
Japan - 1.9%
  Chugai Pharmaceutical Co. Ltd.                         16,500          262,643
  Nippon Electric Glass Co. Ltd.                         18,500          432,114
                                                                      ----------
                                                                         694,757
                                                                      ----------
South Korea - 5.4%
  Samsung Electronics Co. Ltd.                            1,900          947,970
  Seoul Semiconductor Co. Ltd.                           22,900          312,604
  Testech, Inc.(b)                                      112,350          275,375
  You Eal Electronics Co. Ltd.                           14,000          430,459
                                                                      ----------
                                                                       1,966,408
                                                                      ----------
Sweden - 0.8%
  Biacore International AB                               12,800          298,728
                                                                      ----------
Taiwan - 5.9%
  AmTRAN Technology Co. Ltd.                            177,000          157,393
  Hon Hai Precision Industry Co. Ltd.                   100,000          432,473
  Lite-On Technology Corp.                              229,935          254,010
  Phoenix Precision Technology Corp.(b)                 240,000          231,624
  Quanta Computer, Inc.                                 157,500          368,058
  Sampo Corp.(b)                                        400,000          165,706
  Chi Mei Optoelectronics Corp.(b)                      185,000          328,452
  Powerchip Semiconductor Corp.(b)                      213,800          206,338
                                                                      ----------
                                                                       2,144,054
                                                                      ----------
United Kingdom - 1.7%
  Bookham Technology - ADR(b)                           141,500          308,470
  Shire Pharmaceuticals Group PLC -  ADR(b)               9,500          279,585
  CSR PLC(b)                                              8,100           35,281
                                                                      ----------
                                                                         623,336
                                                                      ----------
United States - 75.2%
Broadcasting - 2.2%
  Mediacom Communications Corp.(b)                       39,200          314,384
  Sirius Satellite Radio, Inc.(b)                        69,900          237,660
  UnitedGlobalCom, Inc.(b)                               29,200          247,908
                                                                      ----------
                                                                         799,952
                                                                      ----------
Business Services - 4.1%
  Accenture Ltd.(b)                                      20,800          515,840
  Aquantive, Inc.(b)                                     47,400          455,040
  Digitas, Inc.(b)                                       48,800          502,152
                                                                      ----------
                                                                       1,473,032
                                                                      ----------
Computer & Office Equipment - 5.2%
  Cisco Systems, Inc.(b)                                 50,800        1,194,816
  Hewlett-Packard Co.                                    16,400          374,576

                                                         NUMBER
                                                        OF SHARES      VALUE
                                                       -----------  ------------
COMMON STOCKS (Continued)
Computer & Office Equipment (Continued)
  Maxtor Corp.(b)                                         37,900      $  308,885
                                                                      ----------
                                                                       1,878,277
                                                                      ----------
Computer Software & Services - 15.7%
  Citrix Systems, Inc.(b)                                 12,200         263,764
  DIGI International, Inc.(b)                             25,699         253,649
  EarthLink, Inc.(b)                                      19,400         171,884
  Emulex Corp.(b)                                         16,700         355,543
  Juniper Networks, Inc.(b)                               13,500         351,135
  Lawson Software, Inc.(b)                                46,500         385,950
  Microsoft Corp.                                         21,800         544,346
  OpenTV Corp.(b)                                         79,200         255,816
  Oracle Corp.(b)                                         28,600         343,486
  Packeteer, Inc.(b)                                      26,000         343,200
  SeaChange International, Inc.(b)                        22,600         345,780
  Seagate Technology(b)                                   17,300         279,049
  Siebel Systems, Inc.(b)                                 37,900         436,229
  SonicWALL, Inc.(b)                                      27,800         247,976
  Symantec Corp.(b)                                        7,700         356,510
  TIBCO Software, Inc.(b)                                 48,100         392,977
  VeriSign, Inc.(b)                                       20,800         345,072
                                                                      ----------
                                                                       5,672,366
                                                                      ----------
Electronics - 5.4%
  Centillium Commuication,                                62,700         283,404
  Intel Corp.                                             27,600         750,720
  Intersil Corp. - Class A                                16,800         374,472
  Maxim Integrated Products, Inc.                          9,000         423,810
  TTM Technologies, Inc.(b)                               10,400         128,128
                                                                      ----------
                                                                       1,960,534
                                                                      ----------
Manufacturing - 0.9%
  General Cable Corp.(b)                                  45,400         335,052
                                                                      ----------
Measuring & Controlling
Devices - 0.9%
  KLA-Tencor Corp.(b)                                      6,800         342,380
                                                                      ----------
Medical & Medical Services - 3.5%
  Alkermes, Inc.(b)                                       13,500         215,865
  Antigenics, Inc.(b)                                      9,800         104,468
  Arqule, Inc.(b)                                         49,300         292,842
  Inveresk Research Group, Inc.(b)                         6,800         193,256
  Virologic, Inc.(b)                                     152,500         462,075
                                                                      ----------
                                                                       1,268,506
                                                                      ----------
Medical Instruments & Supplies - 2.0%
  Aclara Biosciences, Inc.(b)                             48,200         188,944
  Invitrogen Corp.(b)                                      5,700         408,633
  Kinetic Concepts, Inc.(b)                                2,900         130,065
                                                                      ----------
                                                                         727,642
                                                                      ----------
Pharmaceuticals - 10.7%
  Amylin Pharmaceuticals, Inc.(b)                         11,600         274,804
  Andrx Corp.(b)                                           7,600         206,720
  Celgene Corp.(b)                                         4,300         204,895
  Corgentech, Inc.(b)                                      2,100          39,480
  Dendreon Corp.(b)                                        7,300          97,090
  Eyetech Pharmaceuticals(b)                               8,000         265,600
  Gilead Sciences, Inc.(b)                                10,900         607,893
  Guilford Pharmaceuticals,31,400 )                       31,400         227,022
  ILEX Oncology, Inc.(b)                                  12,400         296,608
  Lexicon Genetics, Inc. (b)                              38,800         243,276
  Medimmune, Inc.(b)                                      15,400         355,432
  Nektar Therapeutics(b)                                  13,600         293,488

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
        GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                      NUMBER
                                                     OF SHARES         VALUE
                                                    -----------     -----------
COMMON STOCKS (Continued)
Pharmaceuticals (Continued)
  Nitromed, Inc.(b)                                     44,200      $   351,390
  NPS Pharmaceuticals, Inc.(b)                           6,600          188,430
  Nuvelo, Inc.(b)                                       18,400          231,104
                                                                    -----------
                                                                      3,883,232
                                                                    -----------
Semiconductors & Related Devices -
                                                                           20.1%
  Agere Systems, Inc. - Class A(b)                     112,000          359,520
  Amkor Technology, Inc.(b)                             18,800          275,044
  Applied Materials, Inc.(b)                            34,200          731,196
  ATMI, Inc.(b)                                          9,800          257,936
  August Technology Corp.(b)                            25,900          388,500
  Brooks Automation, Inc.(b)                            13,200          276,936
  Caliper Life Sciences, Inc.(b)                        30,900          211,665
  Fairchild Semiconductor International, Inc.(b)        11,500          276,345
  International Rectifier Corp.(b)                      11,000          505,890
  LAM Research Corp.(b)                                 15,400          388,234
  Linear Technology Corp.                                9,100          336,882
  LTX Corp.(b)                                          24,900          375,990
  MEMC Electronic Materials, Inc.(b)                    41,200          376,980
  MKS Instruments, Inc.(b)                              16,400          393,764
  National Semiconductor Corp.(b)                       14,700          653,121
  ON Semiconductor Corp.(b)                             26,800          202,072
  PMC-Sierra, Inc.(b)                                   16,600          281,702
  Skyworks Solutions, Inc.(b)                           28,500          332,310
  Texas Instruments, Inc.                               12,500          365,250
  Varian Semiconductor Equipment Associates, Inc.(b)     6,800          285,600
                                                                    -----------
                                                                      7,274,937
                                                                    -----------
Telecommunications - 4.3%
  ADC Telecommunications, Inc.(b)                       88,300          256,070
  Avaya, Inc.(b)                                        12,300          195,324
  Mastec, Inc.(b)                                       29,532          279,668
  Motorola, Inc.                                        18,400          323,840
  Somera Communications, Inc.(b)                        81,300          125,202
  Tekelec(b)                                            22,500          373,275
                                                                    -----------
                                                                      1,553,379
                                                                    -----------
                                                                     27,169,289
                                                                    -----------
TOTAL COMMON STOCKS
  (Cost $29,792,506)                                                 34,677,378
                                                                    -----------
SHORT TERM INVESTMENTS - 2.0%
  Galileo Money Market Fund
  (Cost $721,849)                                      721,849          721,849
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $30,514,354(a))                                   98.0%      35,399,227


                                                       NUMBER OF
                                                       CONTRACTS       VALUE
                                                      -----------  ------------
OPTIONS - 0.0%
Call Options Written - 0.0%
  NPS Pharmaceuticals, Inc., Strike
    Price 35.00, Expires 05/22/04                          (66)     $    (2,640)
                                                                    -----------
  (Premiums received $5,498)

Put Options Purchased - 0.0%
  NPS Pharmaceuticals, Inc., Strike
    Price 25.00, Expires 04/27/04                           66            2,310
                                                                    -----------
  (Cost $15,022)

TOTAL OPTIONS
  (Cost $9,524)                                                     $      (330)
                                                                    ===========
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                              2.0%         724,468
                                                         -----      -----------
NET ASSETS (Applicable to
  421,359 Institutional shares,
  19,084 Service shares, 2,078,113
  Investor A shares, 2,754,888
  Investor B shares and 686,147
  Investor C shares outstanding)                         100.0%     $36,123,365
                                                         =====      ===========
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($2,640,520/ 421,359)                                                  $ 6.27
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($118,372/ 19,084)                                                     $ 6.20
                                                                         ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($12,790,397/ 2,078,113)                                               $ 6.15
                                                                         ======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($6.15/ 0.950)                                                         $ 6.47
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($16,471,460/ 2,754,888)                                               $ 5.98
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($4,102,616/ 686,147)                                                  $ 5.98
                                                                         ======

-------------------
 (a)  Cost for Federal income tax purposes is
      $30,571,630. The gross unrealized appreciation
      (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                  $6,189,640
      Gross unrealized depreciation                                  (1,362,043)
                                                                     ----------
                                                                     $4,827,597
                                                                     ==========
 (b)  Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                           EUROPEAN EQUITY PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)


                                                    NUMBER
                                                  OF SHARES      VALUE
                                                 ----------- ------------
COMMON STOCKS - 97.9%
Finland - 3.5%
  Nokia OYJ                                        7,305      $  149,738
                                                              ----------
France - 17.0%
  Axa                                              4,606          96,112
  Carrefour SA                                     2,339         115,378
  Compagnie de Saint-Gobain                        1,619          81,792
  Essilor International SA                         1,609          97,856
  Lafarge SA                                       1,114          90,148
  Total Fina Elf SA                                  751         137,880
  Vivendi Universal(b)                             4,593         121,748
                                                              ----------
                                                                 740,914
                                                              ----------
Germany - 7.3%
  Allianz AG(c)                                      962         104,754
  Deutsche Boerse AG                               1,658          94,072
  Siemens AG                                       1,560         115,159
                                                              ----------
                                                                 313,985
                                                              ----------
Italy - 3.6%
  Eni SpA                                          4,347          87,395
  Riunione Adriatica di Sicurta SpA                3,719          66,496
                                                              ----------
                                                                 153,891
                                                              ----------
Netherlands - 9.4%
  ING Groep NV                                     4,018          88,286
  Koninklijke Ahold NV(b)                          9,656          79,029
  Koninklijke KPN NV(b)                            8,193          63,934
  Reed Elsevier NV                                 9,343         123,312
  TNT Post Group NV                                2,458          51,713
                                                              ----------
                                                                 406,274
                                                              ----------
Norway - 1.7%
  Statoil ASA                                      5,987          73,030
                                                              ----------
Spain - 6.8%
  Altadis SA                                       2,407          72,912
  Banco Bilbao Vizcaya Argentaria SA               7,334          97,067
  Telefonica SA                                    8,293         125,454
                                                              ----------
                                                                 295,433
                                                              ----------
Sweden - 2.3%
  Atlas Copco AB - Class A                           793          28,182
  Securitas AB - Class B                           4,860          70,245
                                                              ----------
                                                                  98,427
                                                              ----------
Switzerland - 14.9%
  ABB Ltd.(b)                                    17,240          101,656
  Novartis AG                                     3,600          152,883
  Roche Holding AG                                1,548          151,214
  Syngenta AG                                     1,246           90,879
  UBS AG                                          1,995          148,186
                                                              ----------
                                                                 644,818
                                                              ----------
United Kingdom - 31.4%
  Abbey National PLC                              7,690           64,306
  BP PLC                                         25,473          213,480
  British Sky Broadcasting Group PLC              7,518           93,749
  Centrica PLC                                   24,580          103,111
  Glaxosmithkline PLC                             8,046          157,930
  Kingfisher PLC                                 13,002           68,940
  Royal Bank of Scotland Group PLC                5,915          180,241
  Scottish & Newcastle PLC                       10,151           77,516
  Scottish & Southern Energy PLC                  5,960           75,306
  Unilever PLC                                   13,006          128,719

                                                 NUMBER
                                                OF SHARES       VALUE
                                               -----------    ----------
COMMON STOCKS (Continued)
United Kingdom (Continued)
  Vodafone Group PLC                             82,408       $  194,998
                                                              ----------
                                                               1,358,296
                                                              ----------
TOTAL COMMON STOCKS
  (Cost $3,343,098)
                                                               4,234,806
                                                              ----------
TOTAL INVESTMENTS IN
  SECURITIES
  (Cost $3,343,098(a))                             97.9%       4,234,806

OTHER ASSETS IN EXCESS OF
  LIABILITIES                                       2.1%          88,872
                                                 ------       ----------
NET ASSETS (Applicable to
  344,412 Institutional shares, 10
  Service shares, 73,342 Investor A
  shares, 166,700 Investor B
  shares and 25,688 Investor C
  shares outstanding)                             100.0%      $4,323,678
                                                 ======       ==========
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($2,449,878/344,412)                                            $ 7.11
                                                                  ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($73/10)                                                        $ 7.04
                                                                  ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($522,360/73,342)                                               $ 7.12
                                                                  ======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($7.12/0.950)                                                   $ 7.49
                                                                  ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($1,170,079/166,700)                                            $ 7.02
                                                                  ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($181,288/25,688)                                               $ 7.06
                                                                  ======

-------------------
 (a) Cost for Federal income tax purposes is $3,542,848. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                              $718,681
     Gross unrealized depreciation                               (26,723)
                                                                --------
                                                                $691,958
                                                                ========
 (b) Non-income producing security.
 (c) Total or partial securities on loan.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              41

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                         INTERNATIONAL EQUITY PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)


                                               NUMBER
                                             OF SHARES      VALUE
                                            ----------- ------------
COMMON STOCKS - 93.1%
Australia - 3.3%
  Lend Lease Corp. Ltd.                       67,667     $  528,487
  Orica Ltd.                                  33,558        365,852
  Promina Group Ltd.                        143,763         407,195
  WMC Resources Ltd.                         49,000         191,536
                                                         ----------
                                                          1,493,070
                                                         ----------
Austria - 1.4%
  Bank Austria Creditanstalt(b)              11,904         631,962
                                                         ----------
Brazil - 1.9%
  Companhia Vale do Rio Doce - ADR            8,069         442,988
  Petroleo Brasileiro SA - ADR               13,481         398,229
                                                         ----------
                                                            841,217
                                                         ----------
Canada - 1.2%
  Suncor Energy, Inc.                        20,246         554,117
                                                         ----------
Finland - 2.2%
  Nokia OYJ                                  47,747         978,716
                                                         ----------
France - 8.8%
  Axa                                        29,751         620,803
  Carrefour SA                               11,925         588,234
  Compagnie de Saint-Gobain                  10,835         547,382
  Essilor International SA                    9,529         579,534
  Lafarge SA                                  8,869         717,703
  Vivendi Universal(b)                       36,372         964,121
                                                         ----------
                                                          4,017,777
                                                         ----------
Germany - 2.9%
  Allianz AG(c)                               6,906         752,010
  Deutsche Boerse AG                          9,598         544,572
                                                         ----------
                                                          1,296,582
                                                         ----------
Greece - 2.2%
  EFG Eurobank Ergasias                      21,104         428,958
  Greek Organization of Football
    Prognostics                              32,430         550,769
                                                         ----------
                                                            979,727
                                                         ----------
Hong Kong - 2.2%
  Sun Hung Kai Properties Ltd.               40,000         365,802
  Swire Pacific Ltd. - Class A               90,500         612,734
                                                         ----------
                                                            978,536
                                                         ----------
Indonesia - 0.8%
  PT Indonesian Satellite Corp.             760,500         341,908
                                                         ----------
Italy - 0.7%
  Eni SpA                                    15,650         314,639
                                                         ----------
Japan - 19.9%
  Chugai Pharmaceutical Co. Ltd.             46,300         736,990
  Daiwa House Industry Co. Ltd.              27,000         344,653
  Dentsu, Inc.                                   72         220,080
  Dentsu, Inc. (When Issued)(b)                  72         214,543
  East Japan Railway Co.                        122         641,457
  Ito-Yokado Co. Ltd.                        14,000         637,862
  Komatsu Ltd.                               53,000         336,233
  Kyocera Corp.                               5,800         487,259
  Marui Co. Ltd.                             19,500         306,834
  Matsushita Electric Industrial Co. Ltd.    37,000         571,884
  Millea Holdings, Inc.                          33         513,866
  Mitsubishi Corp.(c)                        49,000         579,324
  Mitsubishi Tokyo Financial Group, Inc.         46         455,424


                                               NUMBER
                                             OF SHARES      VALUE
                                            ----------- ------------
COMMON STOCKS (Continued)
Japan (Continued)
  Mitsui Fudosan Co. Ltd.                    32,000      $  402,634
  NTT Docomo, Inc.                              245         541,645
  Obayashi Corp.                             76,000         415,668
  Tokyo Steel Manufacturing Co. Ltd          23,700         307,085
  Toyota Motor Corp.                         18,900         704,878
  UFJ Holdings, Inc.                             81         515,423
                                                         ----------
                                                          8,933,742
                                                         ----------
Netherlands - 3.9%
  ING Groep NV                               22,100         485,595
  Koninklijke Ahold NV(b)                    42,280         346,038
  Reed Elsevier NV                           44,295         584,620
  TNT Post Group NV                          16,012         336,870
                                                         ----------
                                                          1,753,123
                                                         ----------
Norway - 1.9%
  Statoil ASA                                68,498         835,542
                                                         ----------
Russia - 1.3%
  Mobile Telesystems - ADR                    4,483         589,514
                                                         ----------
Singapore - 1.7%
  Keppel Corp. Ltd.                         170,800         743,827
                                                         ----------
South Korea - 2.0%
  Kookmin Bank - ADR                         10,393         420,501
  Samsung Electronics Co. Ltd.                  990         493,942
                                                         ----------
                                                            914,443
                                                         ----------
Spain - 3.6%
  Altadis SA                                 11,227         340,090
  Banco Bilbao Vizcaya Argentaria SA         35,958         475,911
  Telefonica SA                              51,540         779,681
                                                         ----------
                                                          1,595,682
                                                         ----------
Sweden - 1.1%
  Securitas AB - Class B                     33,988         491,254
                                                         ----------
Switzerland - 9.2%
  ABB Ltd.(b)                               135,437         798,607
  Roche Holding AG                           15,139       1,478,826
  Syngenta AG                                11,314         825,207
  UBS AG                                     14,728       1,093,977
                                                         ----------
                                                          4,196,617
                                                         ----------
Taiwan - 0.9%
  Taishin Financial Holdings Co. Ltd.       385,000         386,753
                                                         ----------
Thailand - 1.8%
  Kasikornbank Public Co. Ltd.
    (Foreign Shares)(b)                     300,300         378,337
  Siam Cement Public Co. Ltd.
    (Foreign Shares)                         67,017         426,425
                                                         ----------
                                                            804,762
                                                         ----------
United Kingdom - 18.2%
  Abbey National PLC                         43,071         360,172
  BP PLC                                    141,014       1,181,790
  British Sky Broadcasting Group PLC         43,057         536,917
  Centrica PLC                              241,566       1,013,351
  Glaxosmithkline PLC                        49,326         968,188
  Kingfisher PLC                             97,993         519,582
  MMO2 PLC(b)                               598,183       1,104,874
  Royal Bank of Scotland Group PLC           36,178       1,102,408
  Scottish & Newcastle PLC                   99,568         760,333

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                   INTERNATIONAL EQUITY PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                      NUMBER
                                                    OF SHARES        VALUE
                                                   -----------   -------------
COMMON STOCKS (Continued)
United Kingdom (Continued)
  Scottish & Southern Energy PLC                     49,791       $   629,125
                                                                  -----------
                                                                    8,176,740
                                                                  -----------
TOTAL COMMON STOCKS
  (Cost $31,339,215)                                               41,850,250
                                                                  -----------

                                                     PAR/SHARES
                                        MATURITY       (000)
                                       ----------   -----------
SHORT TERM INVESTMENTS - 6.7%
  Federal Home Loan Bank,
    Discount Notes
    0.97%                               04/01/04     $2,000       $ 2,000,000
  Institutional Money Market Trust(d)                   994           994,500
                                                                  -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $2,994,500)                                                 2,994,500
                                                                  -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $34,333,715(a))                               99.8%        44,844,750

OTHER ASSETS IN EXCESS OF
  LIABILITIES                                          0.2%            80,528
                                                     -----        -----------
NET ASSETS (Applicable to
  2,117,088 Institutional shares,
  535,461 Service shares,
  1,403,970 Investor A shares,
  310,371 Investor B shares and
  159,479 Investor C shares
  outstanding)                                       100.0%       $44,925,278
                                                     =====        ===========
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($21,379,910/2,117,088)                                             $ 10.10
                                                                      =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($5,321,338/535,461)                                                $  9.94
                                                                      =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($13,782,929/1,403,970)                                             $  9.82
                                                                      =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($9.82/0.950)                                                       $ 10.34
                                                                      =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($2,920,997/310,371)                                                $  9.41
                                                                      =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($1,520,104/159,479)                                                $  9.53
                                                                      =======

 (a) Cost for Federal income tax purposes is $35,639,981. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                                 $9,426,064
     Gross unrealized depreciation                                   (221,295)
                                                                   ----------
                                                                   $9,204,769
                                                                   ==========
 (b) Non-income producing security.
 (c) Total or partial securities on loan.
 (d) Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              43

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                     INTERNATIONAL OPPORTUNITIES PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)


                                            NUMBER
                                          OF SHARES       VALUE
                                        ------------- -------------
COMMON STOCKS - 91.6%
Australia - 0.8%
  WMC Resources Ltd.                       579,500     $ 2,265,193
                                                       -----------
Austria - 2.0%
  Andritz AG                                31,100       1,438,166
  Erste Bank der oesterreichischen
    Sparkassen AG                           14,100       2,110,478
  VA Technologie AG(b)                      44,700       2,013,241
                                                       -----------
                                                         5,561,885
                                                       -----------
Belgium - 1.7%
  Delhaize Group                            30,000       1,389,879
  Umicore                                   54,516       3,322,921
                                                       -----------
                                                         4,712,800
                                                       -----------
Brazil - 1.1%
  Companhia Energetica de Minas
    Gerais- Cemig - ADR                     56,700         989,415
  Votorantim Celulose e Papel SA        29,236,736       2,027,235
                                                       -----------
                                                         3,016,650
                                                       -----------
Canada - 5.6%
  Angiotech Pharmaceuticals, Inc.(b)       116,700       2,841,469
  Canadian Natural Resources Ltd.           44,700       2,472,657
  CI Fund Management, Inc.                 127,500       1,464,904
  Falconbridge Ltd.                        101,400       2,662,594
  Inco Ltd.(b)                              45,600       1,565,857
  Nexen, Inc.                               56,300       2,189,028
  Niko Resources Ltd.                        7,672         189,720
  Teck Cominco Ltd.                        127,300       2,370,197
                                                       -----------
                                                        15,756,426
                                                       -----------
Finland - 0.7%
  Metso Oyj                                138,800       1,866,041
                                                       -----------
France - 3.9%
  Christian Dior SA                         14,500         958,660
  Flamel Technologies SA(b)                 41,200       1,067,945
  Imerys SA                                 10,200       2,427,975
  JC Decaux SA(b)                           98,400       2,199,592
  Neopost SA                                35,000       1,884,754
  SEB SA                                    22,408       2,872,153
                                                       -----------
                                                        11,411,079
                                                       -----------
Germany - 3.5%
  Bilfinger Berger AG                       55,600       1,970,536
  Continental AG                            52,000       2,046,157
  Freenet.De AG(b)                          23,200       2,186,172
  MAN AG                                    38,700       1,379,187
  ThyssenKrupp AG                          126,900       2,357,914
                                                       -----------
                                                         9,939,966
                                                       -----------
Greece - 3.5%
  Aareal Bank AG                            69,900       2,310,701
  Alpha Bank AE                            111,800       3,443,001
  Coca-Cola Hellenic Bottling Co. SA        92,500       2,366,665
  Germanos SA                               64,700       1,701,502
                                                       -----------
                                                         9,821,869
                                                       -----------
Hong Kong - 6.0%
  China Merchants Holdings
    International Co. Ltd.                 765,700       1,076,153
  China Resources Power Holdings
    Co. Ltd.(b)                            510,400         296,436
  Cosco Pacific Ltd.                       991,800       1,527,589
  Dah Sing Financial Group                 154,900       1,093,491

                                            NUMBER
                                          OF SHARES       VALUE
                                        ------------- -------------
COMMON STOCKS (Continued)
Hong Kong (Continued)
  Hang Lung Properties Ltd               1,166,000     $ 1,653,720
  Harbin Power Equipment Co. Ltd.        6,304,800       1,679,154
  Hysan Development Co. Ltd.               637,800       1,105,146
  Industrial and Commercial Bank of
    China (Asia) Ltd.                    1,057,800       1,513,839
  Lee & Man Paper Manufacturing
    Ltd.(b)                                579,200         564,993
  New World Development Co. Ltd.         1,618,400       1,485,228
  Ports Design Ltd.(b)                      86,200         157,661
  Sino Land Co. Ltd.                     2,563,100       1,603,767
  Tsingtao Brewery Co. Ltd. - Class H    1,395,700       1,549,564
  Wing Hang Bank Ltd.                      265,100       1,680,885
                                                       -----------
                                                        16,987,626
                                                       -----------
India - 5.0%
  Aurobindo Pharmaceuticals Ltd.            49,200         427,186
  Bharti Tele-Ventures Ltd.(b)             741,000       2,639,237
  Cadila Healthcare Ltd.                    47,400         495,833
  Divi's Laboratories Ltd.                  20,100         670,656
  Grasim Industries Ltd.                    83,600       2,059,098
  Ipca Laboratories Ltd.                    32,800         495,399
  Kojam Finivest Ltd.(b)                     7,750               0
  Lupin Ltd.                                30,362         454,521
  Maruti Udyog Ltd.(b)                     248,700       2,846,418
  Matrix Laboratories Ltd.                  12,424         404,810
  Nicholas Piramal Ltd.                     33,400         572,037
  Satyam Computer Services Ltd.            284,600       1,923,770
  Saw Pipes Ltd.                           140,200         682,757
  Torrent Pharmaceuticals Ltd.              46,900         351,858
                                                       -----------
                                                        14,023,580
                                                       -----------
Indonesia - 0.7%
  PT Telekomunikasi Indonesia            2,914,100       2,382,052
                                                       -----------
Ireland - 1.1%
  Depfa Bank PLC                            19,900       3,130,238
                                                       -----------
Italy - 1.7%
  Autostrada Torino-Milano SpA              87,500       1,215,069
  Banco Popolare di Verona e Novara
    SpA                                     67,700       1,101,516
  Saipem SpA                               253,500       2,523,349
                                                       -----------
                                                         4,839,934
                                                       -----------
Japan - 19.6%
  Aica Kogyo Co. Ltd.                      186,600       2,247,415
  Asahi Diamond Industry Co. Ltd.          281,600       1,745,874
  The Bank of Yokohama Ltd.                442,200       2,601,301
  Daikyo, Inc.(b)                          467,200       1,414,601
  Daiwa House Industry Co. Ltd.                200           2,553
  Fast Retailing Co. Ltd.                   32,500       2,658,480
  Goldgrest Co. Ltd                         31,000       1,936,848
  Haseko Corp.(b)                          415,200       1,488,630
  Japan Airlines System Corp.(b)           553,000       1,881,694
  Joint Corp.                               78,900       1,804,989
  The Joyo Bank Ltd.                       385,000       1,650,502
  Nippon Electric Glass Co. Ltd.           131,700       3,076,186
  Nippon Thompson Co. Ltd.                 171,100       1,200,586
  Nissan Shatai Co. Ltd.                   325,000       1,964,964
  Nitori Co. Ltd.                           34,048       2,294,194
  Nitto Denko Corp.                         57,200       3,144,942
  NOK Corp.                                 45,600       1,683,126
  Orix Corp.                                24,200       2,677,387
  Pacific Metals Co. Ltd.(b)               397,800       2,217,754

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
               INTERNATIONAL OPPORTUNITIES PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                            NUMBER
                                          OF SHARES       VALUE
                                         ----------- --------------
COMMON STOCKS (Continued)
Japan (Continued)
  Sumitomo Heavy Industries Ltd.(b)         678,100    $  1,929,328
  Sumitomo Metal Mining Co. Ltd.            265,700       1,925,677
  Suzuki Motor Corp.                        116,600       1,814,537
  Tokai Carbon Co. Ltd.                     415,000       1,487,913
  Tosoh Corp.                               384,100       1,532,191
  Toyo Radiator Co. Ltd.                    345,000       1,790,742
  Uniden Corp.                               79,500       1,481,718
  Yamada Denki Co. Ltd.                      77,000       3,012,352
  YASKAWA Electric Corp.(b)                 323,200       2,684,143
                                                       ------------
                                                         55,350,627
                                                       ------------
Malaysia - 0.9%
  Maxis Communications Berhad             1,000,000       2,421,053
                                                       ------------
Netherlands - 3.8%
  Euronext NV                               139,800       4,166,134
  Koninklijke Wessanen NV                    71,300         984,850
  Randstad Holding NV                       132,389       3,530,418
  Vedior NV                                  71,900       1,044,385
  Versatel Telecom International NV(b)      435,000       1,021,026
                                                       ------------
                                                         10,746,813
                                                       ------------
Portugal - 1.6%
  Brisa Auto Estradas de Portugal SA        192,200       1,310,873
  PT Multimedia - Servicos de
    Telecomunicacoes e Multimedia
    SGPS SA(b)                              143,900       3,184,849
                                                       ------------
                                                          4,495,722
                                                       ------------
South Korea - 2.3%
  Hanjin Heavy Industries Co. Ltd.          385,700       1,540,849
  Honam Petrochemical Corp.                  25,400       1,030,224
  Hyundai Development Co.                   175,000       2,030,180
  LG Chemical Ltd.                           41,900       1,962,606
                                                       ------------
                                                          6,563,859
                                                       ------------
Spain - 2.9%
  ACS, Actividades de Construccion y
    Servicios SA                             26,500       1,296,113
  Grupo Ferrovial SA                         46,100       1,872,349
  Iberia Lineas Aereas de Espana SA         837,900       2,728,679
  NH Hoteles SA(b)                          207,700       2,189,970
                                                       ------------
                                                          8,087,111
                                                       ------------
Sweden - 1.8%
  Alfa Laval AB                             171,900       2,268,051
  Lindex AB                                  74,400       1,923,806
  Scania AB                                  31,100         948,510
                                                       ------------
                                                          5,140,367
                                                       ------------
Switzerland - 3.2%
  Lonza Group AG(b)                          20,400       1,041,055
  Micronas Semiconductor Holding
    AG(b)                                    38,700       1,829,838
  PubliGroupe SA(b)                           8,800       2,861,902
  Sauer AG(b)                                40,800       1,797,086
  SGS Societe Generale de
    Surveillance Holding SA                   2,600       1,442,791
                                                       ------------
                                                          8,972,672
                                                       ------------
Taiwan - 3.3%
  Chi Mei Optoelectronics Corp.(b)        1,285,000       2,281,411
  China Motor Co. Ltd.                      690,000       1,392,564
  Powerchip Semiconductor Corp.(b)        2,436,000       2,350,980
  Quanta Computer, Inc.                     713,931       1,668,366

                                            NUMBER
                                          OF SHARES       VALUE
                                         ----------- --------------
COMMON STOCKS (Continued)
Taiwan (Continued)
  Taishin Financial Holdings Co. Ltd.     1,050,000    $  1,054,781
  Taiwan Styrene Monomer Corp.              711,000         602,030
                                                       ------------
                                                          9,350,132
                                                       ------------
Thailand - 1.7%
  Advanced Info Service Public Co.
    Ltd.                                  1,040,000       2,210,232
  Banpu Public Co. Ltd.(b)                  790,100       2,594,118
                                                       ------------
                                                          4,804,350
                                                       ------------
United Kingdom - 11.7%
  Aegis Group PLC                         1,281,400       2,284,387
  Alliance Unichem PLC                      144,728       1,544,073
  AMEC PLC                                  392,300       2,236,883
  Antofagasta PLC                            87,500       1,664,415
  Bookham Technology - ADR(b)(c)            776,200       1,692,116
  Burberry Group PLC                        417,700       2,738,682
  Colt Telecom Group PLC(b)               1,133,300       1,937,051
  CSR PLC(b)                                 58,300         253,939
  Dairy Crest Group PLC                     194,200       1,420,514
  EMI Group PLC                             622,500       3,174,792
  Enterprise Inns PLC                       287,300       3,228,830
  Exel PLC                                  155,900       2,017,121
  Hilton Group PLC                          395,600       1,650,423
  ICAP PLC                                  436,900       2,288,443
  Severn Trent PLC                          109,300       1,528,685
  Taylor Nelson Sofres PLC                  506,300       1,819,147
  Trinity Mirror PLC                        149,300       1,562,668
                                                       ------------
                                                         33,042,169
                                                       ------------
United States - 1.5%
  Autoliv, Inc.                              51,900       2,127,900
  NII Holdings, Inc. - Class B(b)(c)         63,000       2,206,890
                                                       ------------
                                                          4,334,790
                                                       ------------
TOTAL COMMON STOCKS
  (Cost $222,215,590)
                                                        259,025,004
                                                       ------------
PREFERRED STOCKS - 0.6%
Brazil - 0.6%
  Gerdau SA
  (Cost $789,730)                            77,100       1,784,044
                                                       ------------


                                         PAR/SHARES
                        MATURITY           (000)
                       ----------        -----------
SHORT TERM INVESTMENTS - 7.5%
  Chase Manhattan Bank, Time
    Deposit
    1.06%(d)            04/01/04            $    87          87,405
  Federal Home Loan Bank, Discount
    Notes
    0.97%               04/01/04             12,000      12,000,000
  Societe General, Floating Rate Notes
    1.14%(d)            04/01/04              2,181       2,180,595
  Galileo Money Market Fund                   6,312       6,312,184
  Institutional Money Market Trust(d)           646         645,600
                                                         ----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $21,225,784)                                     21,225,784
                                                         ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              45

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
               INTERNATIONAL OPPORTUNITIES PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                             VALUE
                                                        ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $244,231,104(a))                       99.7%    $282,034,832

OTHER ASSETS IN EXCESS OF
  LIABILITIES                                   0.3%         938,000
                                              -----     ------------
NET ASSETS (Applicable to
  3,764,359 Institutional shares,
  469,237 Service shares,
  3,330,569 Investor A shares,
  1,957,311 Investor B shares and
  2,212,174 Investor C shares
  outstanding)                                100.0%    $282,972,832
                                              =====     ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($93,582,393/3,764,359)                                    $ 24.86
                                                             =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($11,433,146/469,237)                                      $ 24.37
                                                             =======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($80,705,517/3,330,569)                                    $ 24.23
                                                             =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($24.23/0.950)                                             $ 25.51
                                                             =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($45,651,686/1,957,311)                                    $ 23.32
                                                             =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($51,600,090/2,212,174)                                    $ 23.33
                                                             =======

-------------------

 (a) Cost for Federal income tax purposes is $244,234,986. The gross unrealized appreciation
     (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                       $41,584,770
     Gross unrealized depreciation                        (3,784,924)
                                                         -----------
                                                         $37,799,846
                                                         ===========
 (b) Non-income producing security.
 (c) Total or partial securities on loan.
 (d) Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                         ASIA PACIFIC EQUITY PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)


                                               NUMBER
                                             OF SHARES      VALUE
                                            ----------- ------------
COMMON STOCKS - 94.2%
Australia - 7.5%
  Broken Hill Proprietary Co. Ltd.              7,350      $   68,795
  Lend Lease Corp. Ltd.                         5,200          40,613
  Orica Ltd.                                    3,415          37,231
  Promina Group Ltd.                           16,800          47,583
  Westpac Banking Corp. Ltd.                    2,400          32,157
  WMC Resources Ltd.                           10,000          39,089
                                                           ----------
                                                              265,468
                                                           ----------
Hong Kong - 5.7%
  BOC Hong Kong Holdings Ltd.                  20,000          38,120
  Cheung Kong (Holdings) Ltd.                   4,000          33,628
  Esprit Holdings Ltd.                          7,000          29,381
  Sun Hung Kai Properties Ltd.                  3,000          27,435
  Swire Pacific Ltd. - Class A                  8,000          54,164
  Yanzhou Coal Mining Co. Ltd.                 18,000          19,984
                                                           ----------
                                                              202,712
                                                           ----------
India - 1.1%
  Hindustan Petroleum Corp. Ltd.                3,400          39,749
                                                           ----------
Indonesia - 1.6%
  PT Bank Mandiri(b)                          144,500          23,623
  PT Indonesian Satellite Corp.                70,000          31,471
                                                           ----------
                                                               55,094
                                                           ----------
Japan - 60.1%
  Aiful Corp.                                     500          51,281
  Amada Co. Ltd.                               10,000          64,401
  Asahi Chemical Industry Co. Ltd.             10,000          58,730
  Chugai Pharmaceutical Co. Ltd.                3,000          47,753
  Daiwa House Industry Co. Ltd.                 3,000          38,295
  Dentsu, Inc.                                      7          21,397
  Dentsu, Inc. (When Issued)(b)                     7          20,858
  East Japan Railway Co.                           11          57,836
  Fast Retailing Co. Ltd.                         700          57,261
  Geo Co. Ltd.                                      3          12,025
  Geo Co. Ltd. (When Issued)(b)                     3          11,736
  Hitachi Ltd.                                 11,000          85,327
  Joint Corp.                                   2,300          52,617
  Kayaba Industry Co. Ltd.                      7,000          26,712
  Komatsu Ltd.                                  7,000          44,408
  Konica Corp.                                  4,500          64,363
  Kyocera Corp.                                   500          42,005
  Marui Co. Ltd.                                4,000          62,940
  Matsushita Electric Industrial Co. Ltd.       5,000          77,282
  Millea Holdings, Inc.                             4          62,287
  Mitsubishi Chemical Corp.                    17,000          51,963
  Mitsubishi Corp.                              6,000          70,938
  Mitsubishi Estate Co. Ltd.                    3,000          40,688
  Mitsubishi Tokyo Financial Group, Inc.            9          89,105
  Mitsui Fudosan Co. Ltd.                       3,000          37,747
  Mizuho Financial Group, Inc.                      8          34,450
  NEC Corp.                                     7,000          57,596
  Nissan Motor Co. Ltd.                         6,000          67,189
  Nomura Holdings, Inc.                         6,000         109,290
  Nomura Research Institute Ltd.                  300          34,142
  NSK Ltd.                                      9,000          44,379
  NTT Docomo, Inc.                                 30          66,324
  Obayashi Corp.                                8,000          43,754
  Sekisui House Ltd.                            4,000          45,100
  Sony Corp.                                    1,200          50,291

                                               NUMBER
                                             OF SHARES      VALUE
                                            ----------- ------------
COMMON STOCKS (Continued)
Japan (Continued)
  The Sumitomo Trust and Banking
    Co. Ltd.                                    8,000      $   53,290
  THK Co. Ltd.                                  1,700          33,580
  Tokyo Steel Manufacturing Co. Ltd             3,200          41,463
  Toyota Motor Corp.                            3,300         123,074
  UFJ Holdings, Inc.                                5          31,816
  Yamada Denki Co. Ltd.                         1,000          39,121
                                                           ----------
                                                            2,124,814
                                                           ----------
Malaysia - 0.9%
  Public Bank Berhad                           36,000          33,347
                                                           ----------
Singapore - 1.2%
  Keppel Corp. Ltd.                             9,700          42,243
                                                           ----------
South Korea - 7.6%
  Honam Petrochemical Corp.                       900          36,504
  Hyundai Mobis                                   280          12,821
  KT & G Corp.                                  1,650          37,924
  Samsung Electronics Co. Ltd.                    280         139,701
  Shinhan Financial Group Co. Ltd.              2,300          42,331
                                                           ----------
                                                              269,281
                                                           ----------
Taiwan - 5.3%
  China Steel Corp.                            42,000          43,466
  Chinatrust Financial Holdings Co.
    Ltd.                                       34,000          40,759
  Hon Hai Precision Industry Co. Ltd.          11,600          50,167
  Optimax Technology Corp.                      3,000          10,879
  Taishin Financial Holdings Co. Ltd.          43,000          43,196
                                                           ----------
                                                              188,467
                                                           ----------
Thailand - 3.2%
  Advanced Info Service Public Co.
    Ltd. (Foreign Shares)                      13,900          29,541
  Kasikornbank Public Co. Ltd.
    (Foreign Shares)(b)                        32,000          40,316
  Siam Cement Public Co. Ltd.
    (Foreign Shares)                            5,970          37,987
                                                           ----------
                                                              107,844
                                                           ----------
TOTAL COMMON STOCKS
  (Cost $2,510,229)
                                                            3,329,019
                                                           ----------
SHORT TERM INVESTMENTS - 4.8%
  Galileo Money Market Fund
  (Cost $170,747)                             170,747         170,747
                                                           ----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $2,680,976(a))                           99.0%      3,499,766

OTHER ASSETS IN EXCESS OF LIABILITIES             1.0%         35,774
                                                -----      ----------
NET ASSETS (Applicable to 301,999
  Institutional shares, 10 Service
  shares, 32,121 Investor A shares,
  44,649 Investor B shares and 24,093
  Investor C shares outstanding)                100.0%     $3,535,540
                                                =====      ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                   ASIA PACIFIC EQUITY PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)


                                                                        VALUE
                                                                     ----------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($2,668,930/301,999)                                                 $ 8.84
                                                                       ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($91/10)                                                             $ 8.79
                                                                       ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($277,378/32,121)                                                    $ 8.64
                                                                       ======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($8.64/0.950)                                                        $ 9.09
                                                                       ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($382,444/44,649)                                                    $ 8.57
                                                                       ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($206,697/24,093)                                                    $ 8.58
                                                                       ======

-------------------
 (a) Cost for Federal income tax purposes is $2,698,985. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                                   $816,777
     Gross unrealized depreciation                                    (15,996)
                                                                     --------
                                                                     $800,781
                                                                     ========

 (b) Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                            SELECT EQUITY PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)


                                            NUMBER
                                          OF SHARES      VALUE
                                         ----------- ------------
COMMON STOCKS - 98.7%
Aerospace - 1.5%
  Northrop Grumman Corp.                     9,000    $  885,780
  United Technologies Corp.                  8,600       742,180
                                                      ----------
                                                       1,627,960
                                                      ----------
Banks - 7.4%
  Bank of America Corp.(b)                 22,000      1,781,560
  Bank One Corp.                           20,000      1,090,400
  First Tennessee National Corp.           18,000        858,600
  Greenpoint Financial Corp.               14,500        633,795
  Huntington Bancshares, Inc.              23,000        510,370
  J.P. Morgan Chase & Co., Inc.            21,000        880,950
  National City Corp.                      23,500        836,130
  Wachovia Corp.                           27,000      1,269,000
                                                      ----------
                                                       7,860,805
                                                      ----------
Beverages & Bottling - 2.5%
  Coca-Cola Enterprises, Inc.              34,000        821,780
  PepsiAmericas, Inc.                      33,000        673,860
  PepsiCo, Inc.                            22,000      1,184,700
                                                      ----------
                                                       2,680,340
                                                      ----------
Broadcasting - 1.2%
  Comcast Corp. - Class A(c)               23,000        661,020
  Fox Entertainment Group, Inc. -
    Class A(c)                             21,000        569,100
                                                      ----------
                                                       1,230,120
                                                      ----------
Business Services - 0.9%
  Cendant Corp.                            39,000        951,210
                                                      ----------
Chemicals - 0.5%
  Engelhard Corp.                          17,000        508,130
                                                      ----------
Computer & Office Equipment - 5.4%
  Cisco Systems, Inc.(c)                   49,700      1,168,944
  Hewlett-Packard Co.                      54,300      1,240,212
  International Business Machines
    Corp.                                  28,000      2,571,520
  Lexmark International, Inc.(c)            8,000        736,000
                                                      ----------
                                                       5,716,676
                                                      ----------
Computer Software & Services - 5.9%
  Checkfree Corp.(c)                       25,000        736,500
  Computer Sciences Corp.(b)(c)            17,100        689,643
  Microsoft Corp.                        129,000       3,221,130
  Oracle Corp.(c)                         57,000         684,570
  Symantec Corp.(b)(c)                    19,000         879,700
                                                      ----------
                                                       6,211,543
                                                      ----------
Construction - 0.5%
  Centex Corp.                             9,000         486,540
                                                      ----------
Electronics - 5.2%
  Arrow Electronics, Inc.(c)              24,000         611,040
  General Electric Co.(d)                 88,000       2,685,760
  Intel Corp.                             37,700       1,025,440
  Jabil Circuit, Inc.(c)                  19,000         559,170
  L-3 Communications Holdings, Inc.(b)    11,500         684,020
                                                      ----------
                                                       5,565,430
                                                      ----------
Energy & Utilities - 2.9%
  Exelon Corp.                            14,000         964,180
  PPL Corp.(b)                            24,000       1,094,400
  TXU Corp.(b)                            37,000       1,060,420
                                                      ----------
                                                       3,119,000
                                                      ----------


                                            NUMBER
                                          OF SHARES      VALUE
                                         ----------- ------------
COMMON STOCKS (Continued)
Entertainment & Leisure - 2.0%
  MGM Mirage(c)                           13,000      $  589,420
  Time Warner, Inc.(c)                    37,000         623,820
  The Walt Disney Co.                     30,000         749,700
                                                      ----------
                                                       1,962,940
                                                      ----------
Finance - 7.9%
  The Bear Stearns Cos., Inc.              6,000         526,080
  Capital One Financial Corp.(b)           9,000         678,870
  Citigroup, Inc.                         66,000       3,412,200
  Countrywide Financial Corp.              7,533         722,415
  Freddie Mac                             15,000         885,900
  The Goldman Sachs Group, Inc.            6,000         626,100
  MBNA Corp.                              27,000         746,010
  Merrill Lynch & Co., Inc.               14,000         833,840
                                                      ----------
                                                       8,431,415
                                                      ----------
Food & Agriculture - 1.7%
  Archer-Daniels-Midland Co.              34,000         573,580
  Supervalu, Inc.                         18,000         549,720
  Tyson Foods, Inc. - Class A             35,000         631,750
                                                      ----------
                                                       1,755,050
                                                      ----------
Insurance - 5.1%
  ACE Ltd.                                12,000         511,920
  The Allstate Corp.                      18,000         818,280
  American International Group, Inc.      29,000       2,069,150
  John Hancock Financial Services,
    Inc.                                  11,000         480,590
  Prudential Financial, Inc.              21,000         940,380
  W.R. Berkley Corp.                      14,500         578,260
                                                      ----------
                                                       5,398,580
                                                      ----------
Machinery & Heavy Equipment - 0.6%
  Deere & Co.                              8,700         602,998
  Eagle Materials, Inc.                      217          12,770
  Eagle Materials, Inc. - Class B            730          42,632
                                                      ----------
                                                         658,400
                                                      ----------
Manufacturing - 6.9%
  Brunswick Corp.                         20,000         816,599
  Eaton Corp.                             15,500         870,945
  Energizer Holdings, Inc.(c)             17,000         793,730
  Fortune Brands, Inc.                    10,000         766,300
  NIKE, Inc. - Class B                    10,500         817,635
  The Sherwin-Williams Co.(b)             23,000         883,890
  The Stanley Works                       20,000         853,600
  Tyco International Ltd. - ADR(b)        54,000       1,547,100
                                                      ----------
                                                       7,349,799
                                                      ----------
Medical & Medical Services - 2.4%
  Amgen, Inc.(c)                          16,000         930,720
  Anthem, Inc.(b)(c)                       9,000         815,760
  UnitedHealth Group, Inc.                13,000         837,720
                                                      ----------
                                                       2,584,200
                                                      ----------
Medical Instruments & Supplies - 3.8%
  Beckman Coulter, Inc.                   14,000         763,560
  Becton, Dickinson & Co.                 14,000         678,720
  Boston Scientific Corp.(c)              18,000         762,840
  Johnson & Johnson                       36,000       1,825,920
                                                      ----------
                                                       4,031,040
                                                      ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                      SELECT EQUITY PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                             NUMBER
                                           OF SHARES       VALUE
                                          ----------- --------------
COMMON STOCKS (Continued)
Metal & Mining - 0.5%
  Alcoa, Inc.                              16,000      $    555,040
                                                       ------------
Motor Vehicles - 0.9%
  General Motors Corp.(b)                   9,000           423,900
  Lear Corp.(b)                             8,600           532,856
                                                       ------------
                                                            956,756
                                                       ------------
Oil & Gas - 6.3%
  Amerada Hess Corp.                        8,700           567,936
  ChevronTexaco Corp.                       6,000           526,680
  ConocoPhillips                           25,000         1,745,250
  Exxon Mobil Corp.                        39,000         1,622,010
  Newfield Exploration Co.(c)              17,000           814,810
  Praxair, Inc.                            12,000           445,440
  Schlumberger Ltd.                        15,000           957,750
                                                       ------------
                                                          6,679,876
                                                       ------------
Paper & Forest Products - 1.6%
  Kimberly-Clark Corp.                     13,000           820,300
  Louisiana-Pacific Corp.                  33,600           866,880
                                                       ------------
                                                          1,687,180
                                                       ------------
Pharmaceuticals - 6.5%
  Abbott Laboratories                      18,000           739,800
  Merck & Co., Inc.                        41,000         1,811,790
  Pfizer, Inc.                            100,000         3,505,000
  Watson Pharmaceuticals, Inc.(b)(c)       20,000           855,800
                                                       ------------
                                                          6,912,390
                                                       ------------
Publishing & Printing - 0.8%
  The McGraw-Hill Cos., Inc.               11,000           837,540
                                                       ------------
Railroad & Shipping - 1.4%
  Burlington Northern Santa Fe Corp.       23,000           724,500
  United Parcel Service, Inc. - Class B    11,000           768,240
                                                       ------------
                                                          1,492,740
                                                       ------------
Real Estate - 0.4%
  Simon Property Group, Inc.                6,900           403,236
                                                       ------------
Restaurants - 0.8%
  McDonald's Corp.                         29,000           828,530
                                                       ------------
Retail Merchandising - 6.4%
  Borders Group, Inc.                      37,000           878,380
  Costco Cos., Inc.(c)                     15,000           563,400
  Federated Department Stores, Inc.        17,000           918,850
  The Home Depot, Inc.                     22,300           833,128
  Limited Brands                           44,700           894,000
  The May Department Stores Co.            16,000           553,280
  Nordstrom, Inc.                          20,000           798,000
  Wal-Mart Stores, Inc.                    22,000         1,313,180
                                                       ------------
                                                          6,752,218
                                                       ------------
Semiconductors & Related Devices - 2.2%
  Fairchild Semiconductor International,
    Inc.(c)                                23,000           552,690
  LSI Logic Corp.(c)                       72,000           672,480
  Texas Instruments, Inc.                  37,500         1,095,750
                                                       ------------
                                                          2,320,920
                                                       ------------
Soaps & Cosmetics - 0.7%
  The Procter & Gamble Co.                  7,000           734,160
                                                       ------------


                                             NUMBER
                                           OF SHARES       VALUE
                                          ----------- --------------
COMMON STOCKS (Continued)
Telecommunications - 4.2%
  BellSouth Corp.                          30,000      $    830,700
  Nextel Communications, Inc. - Class
    A(c)                                   26,000           642,980
  QUALCOMM, Inc.                           15,000           996,300
  Sprint Corp. (Fon Group)                 31,000           571,330
  Verizon Communications, Inc.             40,000         1,461,600
                                                       ------------
                                                          4,502,910
                                                       ------------
Tobacco - 1.2%
  Altria Group, Inc.                       24,000         1,306,800
                                                       ------------
Transportation - 0.5%
  Ryder Systems, Inc.                      14,500           561,585
                                                       ------------
TOTAL COMMON STOCKS
  (Cost $75,125,385)
                                                        104,661,059
                                                       ------------

                                          PAR/SHARES
                        MATURITY             (000)
                       ----------         -----------
SHORT TERM INVESTMENTS - 9.9%
  Canadian Imperial Bank International,
    Certificate of Deposit
    1.04%(e)           04/29/04            $  487       $   486,545
  Chase Manhattan Bank, Time
    Deposit
    1.06%(e)           04/01/04               480           479,755
  Foreningssparbanken AB, Floating
    Rate Notes
    1.05%(e)           04/19/04               419           418,516
  Merrill Lynch Master Note, Floating
    Rate Notes
    1.19%(e)           04/01/04               808           807,765
  Merrill Lynch, Medium Term Notes
    1.19%(e)           04/01/04               412           411,915
  Societe General, Floating Rate Notes
    1.14%(e)           04/01/04                29            29,033
  Svenska Handelsbank, Certificate of
    Deposit
    1.39%(e)           10/27/04               435           434,863
  Tannehill Capital, Asset Back
    Commercial Paper
    1.04%(e)           04/19/04               835           835,165
  Westdeutsche Landsbank
    International, Certificate of Deposit
    1.50%(e)           01/10/05               247           246,514
  Westdeutsche Landsbank
    International, Floating Rate Notes
    1.06%(e)           04/12/04             1,068         1,068,279
  Galileo Money Market Fund                 2,017         2,016,642
  Institutional Money Market Trust(e)       3,283         3,282,756
                                                        -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $10,517,748)                                     10,517,748
                                                        -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                      SELECT EQUITY PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)


                                                              VALUE
                                                         ---------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $85,643,133(a))                       108.6%      $115,178,807

LIABILITIES IN EXCESS OF
  OTHER ASSETS
  (Including $8,501,106 of payable
  upon return of securities loaned)           ( 8.6)%       (9,103,870)
                                              -----       ------------
NET ASSETS (Applicable to
  5,015,996 Institutional shares,
  151,653 Service shares,
  1,682,710 Investor A shares,
  2,012,422 Investor B shares and
  171,493 Investor C shares
  outstanding)                                100.0%      $106,074,937
                                              =====       ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($59,715,405/5,015,996)                                      $ 11.90
                                                               =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($1,810,238/151,653)                                         $ 11.94
                                                               =======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($19,817,859/1,682,710)                                      $ 11.78
                                                               =======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($11.78/0.955)                                               $ 12.34
                                                               =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($22,787,656/2,012,422)                                      $ 11.32
                                                               =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($1,943,779/171,493)                                         $ 11.33
                                                               =======

-------------------
 (a) Cost for Federal income tax purposes is $86,817,431. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                         $28,839,006
     Gross unrealized depreciation                            (477,630)
                                                           -----------
                                                           $28,361,376
                                                           ===========
 (b) Total or partial securities on loan.
 (c) Non-income producing security.
 (d) Securities, or a portion therof, pledged as collateral with a value of $1,373,400 on 7 long S&P futures contracts expiring June 2004. The value of such contracts on March 31, 2004 was $1,968,575, with an unrealized gain of $27,475.
 (e) Securities purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              51

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                             INDEX EQUITY PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)

                                                                VALUE
                                                           ---------------
Investment in The U.S. Large Company
  Series of The DFA Investment Trust
  Company
  (Cost $1,469,985,329)                        100.1%      $1,600,095,744

LIABILITIES IN EXCESS OF
  OTHER ASSETS                                 ( 0.1)%         (2,262,715)
                                               -----           ----------
NET ASSETS (Applicable to
  30,165,139 Institutional shares,
  4,119,016 Service shares,
  15,314,039 Investor A shares,
  9,586,156 Investor B shares and
  15,126,887 Investor C shares
  outstanding)                                 100.0%      $1,597,833,029
                                               =====       ==============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($654,979,943/30,165,139)                                       $ 21.71
                                                                  =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($88,842,125/4,119,016)                                         $ 21.57
                                                                  =======
NET ASSET VALUE AND
  REDEMPTION PRICE
  PER INVESTOR A SHARE
  ($330,227,807/15,314,039)                                       $ 21.56
                                                                  =======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($21.56/0.970)                                                  $ 22.23
                                                                  =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($203,218,185/9,586,156)                                        $ 21.20
                                                                  =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($320,564,969/15,126,887)                                       $ 21.19
                                                                  =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS AND ACCOMPANYING FINANCIAL
      STATEMENTS AND RELATED NOTES FOR THE DFA INVESTMENT TRUST COMPANY.

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                               BALANCED PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)





                                            NUMBER
                                          OF SHARES      VALUE
                                         ----------- ------------
COMMON STOCKS - 64.6%
Aerospace - 1.0%
  Northrop Grumman Corp.                   8,100      $  797,202
  United Technologies Corp.                8,100         699,030
                                                      ----------
                                                       1,496,232
                                                      ----------
Banks - 4.8%
  Bank of America Corp.(b)                20,100       1,627,698
  Bank One Corp.                          18,800       1,024,976
  First Tennessee National Corp.          16,400         782,280
  Greenpoint Financial Corp.              13,200         576,972
  Huntington Bancshares, Inc.             21,200         470,428
  J.P. Morgan Chase & Co., Inc.           19,400         813,830
  National City Corp.                     21,900         779,202
  Wachovia Corp.                          25,400       1,193,800
                                                      ----------
                                                       7,269,186
                                                      ----------
Beverages & Bottling - 1.7%
  Coca-Cola Enterprises, Inc.             32,000         773,440
  PepsiAmericas, Inc.                     31,100         635,062
  PepsiCo, Inc.                           20,200       1,087,770
                                                      ----------
                                                       2,496,272
                                                      ----------
Broadcasting - 0.8%
  Comcast Corp. - Class A(c)              21,100         606,414
  Fox Entertainment Group, Inc. -
    Class A(c)                            19,500         528,450
                                                      ----------
                                                       1,134,864
                                                      ----------
Business Services - 0.6%
  Cendant Corp.                           36,600         892,674
                                                      ----------
Chemicals - 0.3%
  Engelhard Corp.                         15,600         466,284
                                                      ----------
Computer & Office Equipment - 3.5%
  Cisco Systems, Inc.(c)(f)               46,298       1,088,929
  Hewlett-Packard Co.                     50,600       1,155,704
  International Business Machines
    Corp.                                 25,850       2,374,064
  Lexmark International, Inc.(c)           7,700         708,400
                                                      ----------
                                                       5,327,097
                                                      ----------
Computer Software & Services - 3.8%
  Checkfree Corp.(c)                      23,800         701,148
  Computer Sciences Corp.(b)(c)           15,400         621,082
  Microsoft Corp.                        120,700       3,013,879
  Oracle Corp.(c)                         52,100         625,721
  Symantec Corp.(b)(c)                    17,700         819,510
                                                      ----------
                                                       5,781,340
                                                      ----------
Construction - 0.3%
  Centex Corp.                             8,600         464,916
                                                      ----------
Electronics - 3.4%
  Arrow Electronics, Inc.(c)              22,300         567,758
  General Electric Co.                    81,300       2,481,276
  Intel Corp.                             35,100         954,720
  Jabil Circuit, Inc.(c)                  17,800         523,854
  L-3 Communications Holdings, Inc.(b)    10,800         642,384
                                                      ----------
                                                       5,169,992
                                                      ----------
Energy & Utilities - 1.9%
  Exelon Corp.                            12,600         867,762
  PPL Corp.(b)                            21,700         989,520
  TXU Corp.(b)                            34,000         974,440
                                                      ----------
                                                       2,831,722
                                                      ----------

                                            NUMBER
                                          OF SHARES      VALUE
                                         ----------- ------------
COMMON STOCKS (Continued)
Entertainment & Leisure - 1.2%
  MGM Mirage(c)                           12,100      $  548,614
  Time Warner, Inc.(c)                    34,500         581,670
  The Walt Disney Co.                     27,800         694,722
                                                      ----------
                                                       1,825,006
                                                      ----------
Finance - 5.3%
  The Bear Stearns Cos., Inc.              5,950         521,696
  Capital One Financial Corp.(b)           8,600         648,698
  Citigroup, Inc.                         61,900       3,200,229
  Countrywide Financial Corp.              7,100         680,890
  Freddie Mac                             14,000         826,840
  The Goldman Sachs Group, Inc.            5,900         615,665
  MBNA Corp.                              25,000         690,750
  Merrill Lynch & Co., Inc.               13,150         783,214
                                                      ----------
                                                       7,967,982
                                                      ----------
Food & Agriculture - 1.1%
  Archer-Daniels-Midland Co.              30,400         512,848
  Supervalu, Inc.                         16,700         510,018
  Tyson Foods, Inc. - Class A             32,600         588,430
                                                      ----------
                                                       1,611,296
                                                      ----------
Insurance - 3.4%
  ACE Ltd.                                11,100         473,526
  The Allstate Corp.                      17,200         781,912
  American International Group, Inc.      27,000       1,926,450
  John Hancock Financial Services,
    Inc.                                  10,400         454,376
  Prudential Financial, Inc.              19,900         891,122
  W.R. Berkley Corp.                      13,650         544,362
                                                      ----------
                                                       5,071,748
                                                      ----------
Machinery & Heavy Equipment - 0.4%
  Deere & Co.                              8,200         568,342
  Eagle Materials, Inc.                      208          12,241
  Eagle Materials, Inc. - Class B            700          40,880
                                                      ----------
                                                         621,463
                                                      ----------
Manufacturing - 4.5%
  Brunswick Corp.                         19,000         775,770
  Eaton Corp.                             14,300         803,517
  Energizer Holdings, Inc.(c)             15,500         723,695
  Fortune Brands, Inc.                     9,400         720,322
  NIKE, Inc. - Class B                     9,700         755,339
  The Sherwin-Williams Co.(b)             20,600         791,658
  The Stanley Works                       18,800         802,384
  Tyco International Ltd. - ADR           48,800       1,398,120
                                                      ----------
                                                       6,770,805
                                                      ----------
Medical & Medical Services - 1.6%
  Amgen, Inc.(c)                          14,800         860,916
  Anthem, Inc.(b)(c)                       8,200         743,248
  UnitedHealth Group, Inc.                12,100         779,724
                                                      ----------
                                                       2,383,888
                                                      ----------
Medical Instruments & Supplies - 2.5%
  Beckman Coulter, Inc.                   13,350         728,109
  Becton, Dickinson & Co.                 13,200         639,936
  Boston Scientific Corp.(c)              16,400         695,032
  Johnson & Johnson                       33,600       1,704,192
                                                      ----------
                                                       3,767,269
                                                      ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              53

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- -------------
COMMON STOCKS (Continued)
Metal & Mining - 0.3%
  Alcoa, Inc.                             14,600       $   506,474
                                                       -----------
Motor Vehicles - 0.6%
  General Motors Corp.(b)                  8,600           405,060
  Lear Corp.(b)                            8,000           495,680
                                                       -----------
                                                           900,740
                                                       -----------
Oil & Gas - 4.2%
  Amerada Hess Corp.                       8,100           528,768
  ChevronTexaco Corp.                      5,700           500,346
  ConocoPhillips                          23,200         1,619,592
  Exxon Mobil Corp.                       36,600         1,522,194
  Newfield Exploration Co.(c)             15,900           762,087
  Praxair, Inc.                           11,300           419,456
  Schlumberger Ltd.                       15,000           957,750
                                                       -----------
                                                         6,310,193
                                                       -----------
Paper & Forest Products - 1.1%
  Kimberly-Clark Corp.                    12,500           788,750
  Louisiana-Pacific Corp.                 31,300           807,540
                                                       -----------
                                                         1,596,290
                                                       -----------
Pharmaceuticals - 4.2%
  Abbott Laboratories                     16,700           686,370
  Merck & Co., Inc.                       36,600         1,617,354
  Pfizer, Inc.                            94,110         3,298,556
  Watson Pharmaceuticals, Inc.(b)(c)      18,600           795,894
                                                       -----------
                                                         6,398,174
                                                       -----------
Publishing & Printing - 0.5%
  The McGraw-Hill Cos., Inc.              10,000           761,400
                                                       -----------
Railroad & Shipping - 0.9%
  Burlington Northern Santa Fe Corp.      21,500           677,250
  United Parcel Service, Inc. - Class B   10,700           747,288
                                                       -----------
                                                         1,424,538
                                                       -----------
Real Estate - 0.2%
  Simon Property Group, Inc.               6,400           374,016
                                                       -----------
Restaurants - 0.5%
  McDonald's Corp.                        26,000           742,820
                                                       -----------
Retail Merchandising - 4.2%
  Borders Group, Inc.                     34,600           821,404
  Costco Cos., Inc.(b)(c)                 14,300           537,108
  Federated Department Stores, Inc.       16,300           881,015
  The Home Depot, Inc.                    20,800           777,088
  Limited Brands                          41,700           834,000
  The May Department Stores Co.           15,400           532,532
  Nordstrom, Inc.                         19,000           758,100
  Wal-Mart Stores, Inc.                   20,500         1,223,645
                                                       -----------
                                                         6,364,892
                                                       -----------
Semiconductors & Related Devices - 1.4%
  Fairchild Semiconductor International,
    Inc.(c)                               21,100           507,033
  LSI Logic Corp.(c)                      65,800           614,572
  Texas Instruments, Inc.                 34,900         1,019,778
                                                       -----------
                                                         2,141,383
                                                       -----------

                                             NUMBER
                                           OF SHARES      VALUE
                                          ----------- -------------
COMMON STOCKS (Continued)
Soaps & Cosmetics - 0.5%
  The Procter & Gamble Co.                 6,900       $   723,672
                                                       -----------
Telecommunications - 2.8%
  BellSouth Corp.                         28,200           780,858
  Nextel Communications, Inc. - Class
    A(c)                                  25,300           625,669
  QUALCOMM, Inc.                          13,700           909,954
  Sprint Corp. (Fon Group)                29,100           536,313
  Verizon Communications, Inc.            36,700         1,341,018
                                                       -----------
                                                         4,193,812
                                                       -----------
Tobacco - 0.8%
  Altria Group, Inc.                      21,900         1,192,455
                                                       -----------
Transportation - 0.3%
  Ryder Systems, Inc.                     13,500           522,855
                                                       -----------
TOTAL COMMON STOCKS
  (Cost $71,288,004)
                                                        97,503,750
                                                       -----------


                                           PAR
                        MATURITY          (000)
                     --------------      --------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 8.5%
  Federal Home Loan Mortgage Corp.,
  Unsecured Notes
        3.50%           04/01/08          $  200        $  202,015
        5.75%           04/15/08             200           222,986
        3.88%        11/08-01/09           1,400         1,423,930
        6.62%           09/15/09             150           174,831
        4.12%           02/24/11             175           175,448
        4.62%           05/28/13             150           149,653
  Federal National Mortgage
  Association, Unsecured Notes
        1.75%           06/16/06              90            89,516
        5.25%           04/15/07             470           510,640
        6.62%           10/15/07             300           341,249
        6.00%           05/15/08             625           702,562
        3.75%           09/15/08             175           177,829
        7.25%           01/15/10             375           450,832
        7.12%           06/15/10             290           348,267
  Resolution Funding Corp. Strip
  Bonds
       6.29%(d)         07/15/18             150            73,829
       6.30%(d)         10/15/18             150            72,643
  Small Business Administration
  Participation Certificates, Series
  97-20F, Class 1
       7.20%            06/01/17           1,183         1,317,805
  Small Business Investment Cos.
  Pass-Through, Series 97-P10C,
  Class 1
       6.85%            08/01/07             584           639,518
  U.S. Treasury Bonds
      10.38%            11/15/12             295           377,104
       8.12%            08/15/19             425           596,212
       6.00%            02/15/26             220           255,062
       6.75%            08/15/26             640           809,200
       5.38%            02/15/31           1,200         1,308,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                                    PAR
                                                    MATURITY       (000)       VALUE
                                                 -------------- ---------- -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (Continued)
  U.S. Treasury Notes
     1.50%                                           03/31/06     $   25    $    24,961
     2.25%                                           02/15/07        525        529,471
     2.62%(e)                                        03/15/09        975        967,992
     4.88%                                           02/15/12        380        414,809
     4.00%                                           02/15/14        520        526,825
                                                                            -----------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $12,478,806)                                                         12,883,189
                                                                            -----------
MORTGAGE PASS-THROUGHS - 7.1%
  Federal Home Loan Mortgage Corp.
     6.00%                                           02/01/33        457        475,487
  Federal Home Loan Mortgage Corp.
    Gold
     8.00%                                        08/08-08/27         71         76,933
     6.00%                                        04/13-04/34        766        801,678
     4.00%                                           05/01/18         96         95,125
     7.50%                                           09/01/27          1            934
     6.50%                                        01/29-04/34        274        287,492
     5.50%                                        08/33-10/33        178        183,010
     5.00%                                           04/15/34        500        502,344
  Federal National Mortgage
    Association
     7.00%                                        08/08-10/32        561        597,840
     6.50%                                        11/10-09/32      1,082      1,142,793
     6.00%                                        09/11-11/32        143        159,295
     5.50%                                        04/17-04/34      2,159      2,220,134
     5.00%                                        03/18-04/34      2,385      2,426,143
     4.00%                                           09/01/18         98         97,105
     4.50%                                        09/18-04/19        525        526,290
     7.50%                                           02/01/30         20         21,862
  Government National Mortgage
    Association
     6.00%                                        10/23-06/32        641        672,782
     6.50%                                        01/24-04/34         80         88,762
     7.50%                                        11/29-12/29         10         10,373
     7.00%                                        09/31-05/32        184        195,660
     5.50%                                           08/15/33         94         97,249
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    10.40%(d)                                        06/15/21      4,591         86,075
                                                                            -----------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $10,265,035)                                                         10,765,366
                                                                            -----------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 0.2%
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (IO)
     7.00%(d)                                        02/17/17         95         21,035
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (PO)
     7.00%(d)                                        02/17/17        106         98,275
  Salomon Brothers Mortgage
    Securities VI, Series 87-2 (IO)
     6.00%(d)                                        03/06/17         76         17,625
  Salomon Brothers Mortgage
    Securities VI, Series 87-2 (PO)
     6.00%(d)                                        03/06/17         76         68,703

                                                                    PAR
                                                    MATURITY       (000)       VALUE
                                                 -------------- ---------- -------------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS (Continued)
  Structured Asset Securities Corp.,
    Series 96-CFL, Class X1 (IO)
     5.05%(d)                                        02/25/28     $1,458    $    87,500
                                                                            -----------
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $381,522)
                                                                                293,138
                                                                            -----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 1.1%
  Bank of America Alternative Loan
    Trust, Series 03-5, Class 2A1
     5.00%                                           07/25/18        366        373,013
  Citicorp Mortgage Securities, Inc.,
    Series 01-11, Class 2A
     6.25%                                           07/25/16        102        102,508
  Countrywide Alternative Loan Trust,
    Series 04-2CB, Class 4A1
     5.00%                                           02/15/19        197        199,473
  Mastr Alternative Loans Trust, Series
    04-4, Class 1A1
     5.50%                                           04/25/34        200        207,250
  Mortgage Capital Funding, Inc.,
    Series 98-MC2, Class B
     6.55%                                           06/18/30        295        332,116
  Salomon Brothers Mortgage
    Securities VII, Series 00-C1, Class
    A2
     7.52%                                           12/18/09        285        337,237
  Washington Mutual Mortgage
    Securities Corp., Series 02-MS12,
    Class A
     6.50%                                           05/25/32         34         34,229
                                                                            -----------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $1,524,909)
                                                                              1,585,826
                                                                            -----------
ASSET BACKED SECURITIES - 1.8%
  Citibank Credit Card Issuance Trust,
    Series 03-A6, Class A6
     2.90%(f)                                        05/17/10        250        249,961
  Citibank Credit Card Issuance Trust,
    Series 04-1, Class A1
     2.53%                                           01/20/09        450        452,992
  Discover Card Master Trust I, Series
    99-5, Class A
     1.27%(g)                                        12/18/06        425        425,143
  Green Tree Financial Corp., Series
    96-6, Class A6
     7.95%                                           09/15/27        592        649,887
  Green Tree Financial Corp., Series
    96-7, Class A6
     7.65%                                           10/15/27        573        627,574
  Sears Credit Account Master Trust,
    Series 02-5, Class A
     1.47%(g)                                        11/05/05        375        376,875
                                                                            -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $2,692,221)                                                           2,782,432
                                                                            -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              55

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- ------------
CORPORATE BONDS - 6.1%
Aerospace - 0.3%
  Lockheed Martin Corp., Senior
    Debentures
    8.50%                               12/01/29     $   85    $  113,973
  Northrop Grumman Corp.,
    Debentures
    7.88%                               03/01/26         75        93,424
  Raytheon Co., Unsecured Notes
    4.85%                               01/15/11         35        36,138
                                                               ----------
                                                                  243,535
                                                               ----------
Banks - 1.1%
  Bank of America Corp., Senior Notes
    5.88%                               02/15/09         45        50,214
    4.38%                               12/01/10         25        25,767
  Bank of America Corp., Senior
    Unsecured Notes
    5.25%                               02/01/07         25        26,978
  Bank of America Corp., Subordinated
    Notes
    7.40%                               01/15/11        130       156,043
  Barclays Bank PLC, Capital
    Securities
    8.55%(g)(h)                         09/29/49        150       188,474
  Depfa ACS Bank, Senior Notes
    3.62%                               10/29/08        300       307,350
  HBOs Treasury Services PLC,
    Unsecured Notes
    3.12%(h)                            01/12/07         50        51,040
  HSBC Bank USA, Subordinated
    Notes
    4.62%                               04/01/14        100        99,494
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.35%                               03/01/07         50        54,160
    5.25%                               05/30/07         25        26,997
    3.62%                               05/01/08         35        35,824
    3.50%                               03/15/09         60        60,387
  J.P. Morgan Chase & Co.,
    Subordinated Notes
    6.75%                               02/01/11         60        69,341
  U.S. Bank NA, Senior Bank Notes
    2.87%                               02/01/07        250       252,290
  U.S. Bancorp, Senior Unsecured
    Notes
    3.95%                               08/23/07         15        15,628
  Wachovia Corp., Unsecured Notes
    3.62%                               02/17/09         65        66,072
  Wells Fargo & Co., Subordinated
    Notes
    7.80%(g)                            06/15/10         50        53,467
  Wells Fargo & Co., Unsecured
    Notes(b)
    3.50%                               04/04/08         35        35,863
    3.12%                               04/01/09         75        74,635
                                                               ----------
                                                                1,650,024
                                                               ----------
Beverages & Bottling - 0.0%
  Cadbury Schweppes PLC,
    Unsecured Notes
    5.12%(h)                            10/01/13         25        25,866
                                                               ----------
Chemicals - 0.1%
  Dow Chemical Co., Debentures
    7.38%                               11/01/29          5         5,829


                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- ------------
CORPORATE BONDS (Continued)
Chemicals (Continued)
  Dow Chemical Co., Senior
    Debentures
    5.97%                               01/15/09     $  100    $  110,521
  Dow Chemical Co., Senior
    Unsecured Notes
    5.75%                               12/15/08         95       104,455
                                                               ----------
                                                                  220,805
                                                               ----------
Energy & Utilities - 0.1%
  FirstEnergy Corp., Senior Unsecured
    Notes
    7.38%                               11/15/31         30        33,272
  Florida Power Corp., First Mortgage
    Bonds
    6.65%                               07/15/11        100       115,722
  Ontario Electricity Financial Corp.,
    Senior Notes
    6.10%                               01/30/08         40        44,912
  Southern California Edison Co.,
    Unsecured Notes
    5.75%                               04/01/35         25        24,685
                                                               ----------
                                                                  218,591
                                                               ----------
Entertainment & Leisure - 0.3%
  Time Warner Cos., Inc., Senior
    Debentures
    7.57%                               02/01/24         70        80,611
    7.62%                               04/15/31        120       140,392
    7.70%                               05/01/32         25        29,663
                                                               ----------
                                                                  250,666
                                                               ----------
Finance - 2.3%
  Anadarko Finance Co., Senior
    Unsecured Notes
    7.50%                               05/01/31         20        24,330
  ASIF Global Finance, Unsecured
    Notes
    3.85%(h)                            11/26/07         25        25,859
    3.90%(h)                            10/22/08        255       263,053
  The Bear Stearns Cos., Inc., Senior
    Notes
    7.00%                               03/01/07         40        44,980
  Citigroup, Inc., Senior Unsecured
    Notes
    3.50%                               02/01/08        150       153,258
  Citigroup, Inc., Subordinated Notes
    7.25%                               10/01/10         50        59,548
    5.88%                               02/22/33        150       154,172
    6.00%                               10/31/33         25        26,183
  Conoco Global Funding Co., Senior
    Unsecured Notes
    6.35%                               10/15/11         90       102,759
  Credit Suisse First Boston USA, Inc.,
    Senior Unsecured Notes
    3.88%                               01/15/09         60        61,404
    6.12%                               11/15/11         35        39,095
  Devon Financing Corp., Senior
    Unsecured Notes
    7.88%                               09/30/31         15        18,458
  Diageo Finance BV, Unsecured
    Notes
    3.88%                               04/01/11         20        19,833

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- ------------
CORPORATE BONDS (Continued)
Finance (Continued)
  EOP Operating LP, Unsecured Notes
    4.75%                                03/15/14     $   60    $   59,071
  General Electric Capital Corp., Senior
    Unsecured Notes
    5.88%                                02/15/12        175       194,203
    6.00%                                06/15/12         40        44,685
  General Electric Capital Corp.,
    Unsecured Notes
    2.80%                                01/15/07        470       471,410
  General Motors Acceptance Corp.,
    Senior Unsecured Notes
    6.88%                                09/15/11        100       108,439
  Glaxosmithline Capital, Inc.,
    Unsecured Notes
    4.38%                                04/15/14         40        39,829
  Goldman Sachs Capital I, Capital
    Securities
    6.34%                                02/15/34         70        71,104
  The Goldman Sachs Group, Inc.,
    Senior Notes
    6.12%                                02/15/33         45        46,399
  The Goldman Sachs Group, Inc.,
    Senior Unsecured Notes
    7.35%                                10/01/09         15        17,762
    6.60%                                01/15/12         55        63,033
  The Goldman Sachs Group, Inc.,
    Unsecured Notes
    4.75%                                07/15/13         30        29,997
  Household Finance Corp., Notes
    6.38%                                11/27/12         25        28,251
  Household Finance Corp., Senior
    Notes
    5.88%                                02/01/09         80        88,656
  Household Finance Corp., Senior
    Unsecured Notes
    6.38%                                10/15/11         60        68,032
    7.00%                                05/15/12         75        88,012
    7.62%                                05/17/32         25        31,546
  Household Finance Corp., Unsecured
    Notes
    4.12%                                12/15/08         50        51,644
  Lehman Brothers Holdings, Inc.,
    Unsecured Notes
    4.00%                                01/22/08         65        67,492
  Morgan Stanley, Senior Unsecured
    Notes
    5.80%                                04/01/07         50        54,620
    3.88%                                01/15/09        160       163,214
    6.75%                                04/15/11         25        28,878
  Morgan Stanley, Subordinated Notes
    4.75%                                04/01/14        150       147,319
  Protective Life Secured Trust,
    Secured Notes
    3.70%                                11/24/08         60        61,139
  Qwest Capital Funding, Inc., Senior
    Unsecured Notes
    7.90%                                08/15/10         30        26,700
  SLM Corp., Unsecured Notes
    5.00%                                10/01/13         75        76,946
  Sun Life of Canada Capital Trust,
    Capital Securities
    8.53%(h)                             05/29/49        195       233,308


                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- ------------
CORPORATE BONDS (Continued)
Finance (Continued)
  Swedish Export Credit Corp.,
    Unsecured Notes
    2.88%                                01/26/07     $   75    $   76,314
  UBS Preferred Funding Trust I,
    Capital Securities
    8.62%(g)                             10/29/49         60        75,708
                                                                ----------
                                                                 3,506,643
                                                                ----------
Food & Agriculture - 0.2%
  General Mills, Inc., Senior Unsecured
    Notes
    5.12%                                02/15/07         65        69,428
  Kellogg Co., Senior Unsecured Notes
    6.60%                                04/01/11         25        28,927
  Kraft Foods, Inc., Senior Unsecured
    Notes
    5.62%                                11/01/11        170       184,344
    6.25%                                06/01/12         50        56,060
                                                                ----------
                                                                   338,759
                                                                ----------
Insurance - 0.0%
  Fund American Cos., Inc., Senior
    Notes
    5.88%                                05/15/13          5         5,251
  Pacific Life Corp., Senior Notes
    6.60%(h)                             09/15/33         20        22,041
                                                                ----------
                                                                    27,292
                                                                ----------
Manufacturing - 0.0%
  General Electric Co., Senior Notes
    5.00%                                02/01/13         25        26,107
                                                                ----------
Metal & Mining - 0.0%
  Alcan, Inc., Unsecured Notes
    6.12%                                12/15/33         25        26,408
                                                                ----------
Motor Vehicles - 0.1%
  DaimlerChrysler North America
    Holding Corp., Unsecured Notes
    6.50%                                11/15/13        200       216,311
                                                                ----------
Oil & Gas - 0.4%
  Anadarko Petroleum Corp., Senior
    Unsecured Notes
    5.38%                                03/01/07        100       107,725
  Conoco, Inc., Senior Unsecured
    Notes
    6.95%                                04/15/29        130       151,522
  Consolidated Natural Gas, Inc.,
    Senior Notes
    5.00%                                03/01/14         75        77,010
  Devon Energy Corp., Senior
    Debentures
    7.95%                                04/15/32         25        30,977
  Kinder Morgan Energy Partners LP,
    Senior Unsecured Notes
    7.30%                                08/15/33         25        28,852
  Suncor Energy, Inc., Bonds
    5.95%                                12/01/34         20        21,148
                                                                ----------
                                                                   417,234
                                                                ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              57

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                             PAR
                                             MATURITY       (000)       VALUE
                                          -------------- ---------- -------------
CORPORATE BONDS (Continued)
Pharmaceuticals - 0.0%
  Bristol-Myers Squibb Co., Senior
    Debentures
    6.88%                                     08/01/47     $   25    $    29,159
  Wyeth, Unsecured Notes
    6.50%                                     02/01/34         30         31,771
                                                                     -----------
                                                                          60,930
                                                                     -----------
Publishing & Printing - 0.0%
  News America, Inc., Debentures
    8.88%                                     04/26/23         25         32,833
  News America, Inc., Senior
    Debentures
    7.75%                                     01/20/24         25         29,572
                                                                     -----------
                                                                          62,405
                                                                     -----------
Retail Merchandising - 0.0%
  Wal-Mart Stores, Inc., Unsecured
    Notes
    4.12%                                     02/15/11         30         30,462
                                                                     -----------
Telecommunications - 0.6%
  AT&T Broadband Corp., Unsecured
    Notes
    8.38%                                     03/15/13         70         86,931
  Comcast Cable Communications
    Corp., Senior Unsecured Notes
    7.05%                                     03/15/33         25         27,779
  New England Telephone & Telegraph
    Co., Debentures
    7.88%                                     11/15/29         25         30,687
  SBC Communications, Inc., Senior
    Unsecured Notes
    5.88%                                     08/15/12         50         54,494
  TCI Communications, Inc., Senior
    Debentures
    7.88%                                  08/13-02/26         67         79,414
  TCI Communications, Inc., Senior
    Notes
    7.12%                                     02/15/28         50         55,532
  Verizon New Jersey, Inc., Senior
    Debentures
    5.88%                                     01/17/12        205        223,200
  Vodafone Group PLC, Senior
    Unsecured Notes
    7.75%                                     02/15/10        230        277,090
  WorldCom, Inc., Senior Notes
    6.95%(b)(c)(i)                            08/15/28        175         59,500
  WorldCom, Inc., Senior Unsecured
    Notes
    7.38%(c)(h)(i)                            01/15/06        135         45,900
                                                                     -----------
                                                                         940,527
                                                                     -----------
Yankee - 0.6%
  British Telecommunications Group
    PLC, Senior Unsecured Notes
    8.88%                                     12/15/30         35         46,698
  Canadian National Railway Co.,
    Senior Notes
    6.90%                                     07/15/28         95        112,307
  Deutsche Telekom International
    Finance BV, Senior Unsecured
    Notes
    8.50%(g)                                  06/15/10         25         30,659
    8.75%                                     06/15/30         85        111,438


                                                             PAR
                                             MATURITY       (000)       VALUE
                                          -------------- ---------- -------------
CORPORATE BONDS (Continued)
Yankee (Continued)
  Province of Quebec, Debentures
    7.00%                                     01/30/07     $  185    $   208,630
  Province of Quebec, Unsecured
    Notes
    7.38%                                     04/09/26         25         31,254
  Tyco International Group SA, Senior
    Notes
    6.38%                                     06/15/05        130        136,653
  Tyco International Group SA, Senior
    Unsecured Notes
    6.12%                                     11/01/08         25         27,216
  United Mexican States, Bonds
    8.12%                                     12/30/19        180        213,750
                                                                     -----------
                                                                         918,605
                                                                     -----------
TOTAL CORPORATE BONDS
  (Cost $8,909,149)                                                    9,181,170
                                                                     -----------
TAXABLE MUNICIPAL BONDS - 0.1%
  California Department of Water
    Resources Revenue Bonds, Series
    02, Class E
    3.98%
  (Cost $99,996)                              05/01/05        100        102,245
                                                                     -----------
SHORT TERM INVESTMENTS - 10.0%
  Chase Manhattan Bank, Time
    Deposit
    1.06%(j)                                  04/01/04        349        348,827
  Foreningssparbanken AB, Floating
    Rate Notes
    1.05%(j)                                  04/19/04        135        135,434
  General Electric Capital Corp.,
    Floating Rate Notes
    1.05%(j)                                  04/12/04        673        673,344
  Merrill Lynch Master Note, Floating
    Rate Notes
    1.19%(j)                                  04/01/04        616        615,569
  Merrill Lynch, Medium Term Notes
    1.19%(j)                                  04/01/04        530        529,790
    1.19%(j)                                  04/01/04         29         29,312
  Societe General, Floating Rate Notes
    1.14%(j)                                  04/01/04        168        168,392
  Svenska Handelsbanken AB,
    Certificate of Deposit
    1.39%(j)                                  10/27/04         14         14,495
  Tannehill Capital, Asset Backed
    Commercial Paper
    1.04%(j)                                  04/19/04        748        748,018
  U.S. Treasury Bills
    0.92%                                     04/01/04      9,000      9,000,000
  Westdeutsche Landsbank
    International, Certificate of Deposit
    1.50%(j)                                  01/10/05         10          9,784
  Galileo Money Market Fund                                   362        361,584
  Institutional Money Market Trust(j)                       2,516      2,515,983
                                                                     -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $15,150,532)                                                 15,150,532
                                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                         PAR
                                         MATURITY       (000)        VALUE
                                        ----------     -------     -----------
REPURCHASE AGREEMENTS - 0.5%
  Lehman Brothers, Inc.
    0.88%                               04/05/04        $388         $388,294
    (Agreement dated 03/30/04 to be
      repurchased at $388,350.
      Collateralized by $295,000 U.S
      Treasury Bonds 10.375% due
      11/15/12. The value of the
      collateral is $377,272.)
  Lehman Brothers, Inc.
    0.88%                               04/08/04          27           27,375
    (Agreement dated 03/29/04 to be
      repurchased at $27,382.
      Collateralized by $25,000 U.S.
      Treasury Bonds 5.375% due
      02/15/31. The value of the
      collateral is $27,261.)
  Lehman Brothers, Inc.
    0.88%                               04/08/04          28           27,844
    (Agreement dated 03/25/04 to be
      repurchased at $27,853.
      Collateralized by $25,000 U.S.
      Treasury Bonds 5.375% due
      02/15/31. The value of the
      collateral is $27,276.)
  Lehman Brothers, Inc.
    0.95%                               04/08/04         298          297,638
    (Agreement dated 03/19/04 to be
      repurchased at $297,795.
      Collateralized by $210,000 U.S.
      Treasury Bonds 6.000% due
      02/15/26 and $45,000 U.S.
      Treasury Bonds due 02/15/31.
      The value of the collateral is
      $291,324.)

                                                                     --------
TOTAL REPURCHASE AGREEMENTS
  (Cost $741,150)                                                     741,150
                                                                     --------

TOTAL INVESTMENTS IN
  SECURITIES -  100.0%
  (Cost $123,531,324(a))                                         $150,988,798
                                                                 ============


                                                    NUMBER OF
                                                    CONTRACTS
                                                 ---------------
OPTIONS - 0.0%
Call Options Written - 0.0%
  May 30 Year Federal National
    Mortgage Association 5.0%
    mortgages, Strike Price 99.578125,
    Expires 05/06/04                                 $   (30)        $ (2,859)
Put Options Written - 0.0%
  June 10 year U.S. Treasury Notes
    futures, Strike Price 112, Expires
    05/21/04                                              (9)          (3,516)
  September 30 year U.S. Treasury
    Notes futures, Strike Price 108,
    Expires 08/27/04                                      (1)          (1,688)
Put Swaptions Written - 0.0%
  Morgan Stanley, Strike Price 3.60,
    Expires 11/01/04                                    (590)(k)       (7,253)
  Union Bank of Switzerland, Strike
    Price 6.00, Expires 10/25/04                        (120)(k)       (9,768)
                                                                    =========
TOTAL OPTIONS
  (Premiums received $119,446)                                      $ (25,084)
                                                                    =========


 (a) Cost for Federal income tax purposes is $124,290,073. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                               $27,401,827
      Gross unrealized depreciation                                  (703,102)
                                                                  -----------
                                                                  $26,698,725
                                                                  ===========
 (b) Total or partial securities on loan.
 (c) Non-income producing security.
 (d) Rates shown are the effective yields as of March 31, 2004.
 (e) Securities, or a portion thereof, subject to financing transactions.
 (f) Securities, or a portion thereof, pledged as collateral with a value of $1,112,623 on 2 long S&P 500 futures contracts, 68 short U.S. Treasury Notes futures contracts, and 25 long U.S. Treasury Bonds futures contracts expiring June 2004. The value of such contracts on March 31, 2004 was $11,154,700, with an unrealized loss of $74,512.
 (g) Rates shown are the rates as of March 31, 2004.
 (h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2004, the fund held 0.6% of its net assets, with a market value of $855,541 in securities restricted as to resale.
 (i) Security in default.
 (j) Securities purchased with the cash proceeds from securities loaned.
 (k) Each swaption contract is equivalent to $10,000 in notional amount.


           INVESTMENT ABBREVIATIONS

  ADR      American Depository Receipts
  IO       Interest Only
  NVDR     Non Voting Depository Receipts
  PLC      Public Limited Company
  PO       Principal Only

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              59

                                BLACKROCK FUNDS

                      STATEMENT OF ASSETS AND LIABILITIES
                               BALANCED PORTFOLIO


MARCH 31, 2004 (UNAUDITED)

ASSETS
 Investments at value (Cost $123,531,324) - including
  $5,647,517 of securities loaned (Note A) ..........................     $150,988,798
 Dividends receivable ...............................................          123,178
 Interest receivable ................................................          352,575
 Interest receivable on interest rate swaps .........................            2,778
 Investments sold receivable ........................................        8,633,583
 Capital shares sold receivable .....................................          115,802
 Prepaid expenses ...................................................           36,747
 Unrealized appreciation on interest rate swaps .....................           19,238
 Futures margin receivable ..........................................            3,229
                                                                          ------------
    TOTAL ASSETS ....................................................      160,275,928
                                                                          ------------
LIABILITIES
 Payable upon return of securities loaned ...........................        5,788,948
 Investments purchased payable ......................................        8,472,040
 Capital shares redeemed payable ....................................          229,637
 Advisory fees payable ..............................................           44,702
 Administrative fees payable ........................................           27,596
 Transfer agent fees payable ........................................           13,621
 Other accrued expenses payable .....................................          109,847
 Interest payable on interest rate swaps ............................            6,916
 Payable for financing transactions .................................        5,221,765
 Options written, at fair value (Premiums received $13,386)..........            8,063
 Swaptions written, at fair value (Premiums received $106,060).......           17,021
 Futures margin payable .............................................           14,443
 Unrealized depreciation on interest rate swaps .....................           61,002
                                                                          ------------
    TOTAL LIABILITIES ...............................................       20,015,601
                                                                          ------------
NET ASSETS (Applicable to 841,874 Institutional shares,
 161,650 Service shares, 5,488,655 Investor A shares, 3,112,796
 Investor B shares and 366,552 Investor C shares outstanding) .......     $140,260,327
                                                                          ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($11,894,399/841,874).......................           $14.13
                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($2,281,545/161,650)..............................           $14.11
                                                                                ======
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($77,420,051/5,488,655)........................           $14.11
                                                                                ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($14.11 0.955)...........           $14.77
                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($43,537,892/3,112,796)........................           $13.99
                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($5,126,440/366,552)...........................           $13.99
                                                                                ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                BLACKROCK FUNDS

                            STATEMENTS OF OPERATIONS


FOR THE PERIOD ENDED MARCH 31, 2004 (UNAUDITED)

                                                LARGE CAP       LARGE CAP        MID-CAP          MID-CAP
                                                  VALUE          GROWTH           VALUE           GROWTH          SMALL CAP
                                                 EQUITY          EQUITY           EQUITY          EQUITY        VALUE EQUITY
                                                PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                               -----------     -----------     -----------     ------------     ------------
Investment income:
 Interest ...................................  $     5,380     $     2,975     $     1,137     $      6,583     $      5,384
 Securities lending income ..................       11,127           6,391           3,941           20,242           12,291
 Dividends ..................................    3,400,462         603,049         286,902          274,377          599,759
 Foreign taxes withheld .....................            -               -               -                -                -
                                               -----------     -----------     -----------     ------------     ------------
    Total investment income .................    3,416,969         612,415         291,980          301,202          617,434
                                               -----------     -----------     -----------     ------------     ------------
Expenses:
 Investment advisory fee ....................      823,458         339,490         168,986          567,716          390,996
 Administration fee .........................      127,262          52,467          17,955           60,320           60,427
 Administration fee - class specific ........      217,142          89,524          30,632          102,893          103,095
 Custodian fee ..............................       41,697          27,240           7,156           13,827           16,964
 Transfer agent fee .........................       44,041          38,507          11,656           68,377           25,602
 Transfer agent fee - class specific ........       52,199          23,118           7,547           30,381           28,252
 Shareholder servicing fees - class
   specific .................................      161,131          87,968          21,662          109,397           84,262
 Shareholder processing fees - class
   specific .................................      114,830          65,081          14,504           69,998           51,820
 Distribution fees - class specific .........      128,328          81,051          39,919          202,298          109,162
 Legal and audit ............................       15,054           9,320           6,808            8,616            9,928
 Printing ...................................       30,393          12,724           4,291           13,474           13,499
 Registration fees and expenses .............       21,537          16,850          17,118           22,419           18,850
 Trustees' fees .............................        3,908           1,661             533            1,678            1,662
 Other ......................................        5,422           2,275           2,699            4,940            4,766
                                               -----------     -----------     -----------     ------------     ------------
    Total expenses ..........................    1,786,402         847,276         351,466        1,276,334          919,285
                                               -----------     -----------     -----------     ------------     ------------
     Less investment advisory and
      administration fees waived ............     (183,210)        (99,563)         (7,234)          (2,040)               -
     Less administration fees waived -
      class specific ........................           (7)             (2)             (1)          (2,583)              (1)
     Less distribution fees waived -
      class specific ........................      (32,923)        (13,611)         (2,073)         (14,026)         (20,174)
     Less expenses reimbursed by
      advisor ...............................            -               -               -                -                -
                                               -----------     -----------     -----------     ------------     ------------
    Net expenses ............................    1,570,262         734,100         342,158        1,257,685          899,110
                                               -----------     -----------     -----------     ------------     ------------
    Total expenses ..........................    1,570,262         734,100         342,158        1,257,685          899,110
                                               -----------     -----------     -----------     ------------     ------------
 Net investment income (loss) ...............    1,846,707        (121,685)        (50,178)        (956,483)        (281,676)
                                               -----------     -----------     -----------     ------------     ------------
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions:
 Net realized gain (loss) from:
   Investment transactions (net of
    foreign taxes) ..........................   26,608,804      17,299,980       7,138,796        7,992,071       21,449,368
   Futures and options contracts ............      194,724          57,739               -                -                -
   Foreign currency related transactions.....            -               -               -                -                -
                                               -----------     -----------     -----------     ------------     ------------
                                                26,803,528      17,357,719       7,138,796        7,992,071       21,449,368
                                               -----------     -----------     -----------     ------------     ------------
Change in unrealized appreciation
 (depreciation) from:
   Investments (net of foreign taxes) .......   20,205,245      (2,432,926)      1,129,439       18,454,363        9,695,555
   Futures and options contracts ............      107,636          70,685               -                -                -
   Foreign currency related transactions.....            -               -               -                -                -
                                               -----------     -----------     -----------     ------------     ------------
                                                20,312,881      (2,362,241)      1,129,439       18,454,363        9,695,555
                                               -----------     -----------     -----------     ------------     ------------
Net gain on investments and foreign
 currency transactions ......................   47,116,409      14,995,478       8,268,235       26,446,434       31,144,923
                                               -----------     -----------     -----------     ------------     ------------
Net increase in net assets resulting from
 operations .................................  $48,963,116     $14,873,793     $ 8,218,057     $ 25,489,951     $ 30,863,247
                                               ===========     ===========     ===========     ============     ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                      GLOBAL SCIENCE
  SMALL CAP       SMALL CAP                            & TECHNOLOGY     EUROPEAN     INTERNATIONAL     INTERNATIONAL
 CORE EQUITY    GROWTH EQUITY    U.S. OPPORTUNITIES   OPPORTUNITIES      EQUITY          EQUITY        OPPORTUNITIES
  PORTFOLIO       PORTFOLIO           PORTFOLIO         PORTFOLIO      PORTFOLIO       PORTFOLIO         PORTFOLIO
------------    -------------    -------------------  --------------   -----------   -------------     -------------
  $     344     $      55,246       $      6,890       $     3,851     $     160     $       7,348     $      47,008
          -            36,520                  -                 -             -               737            12,092
      6,054           200,232            314,213            48,681        34,172           535,608         1,320,794
          -                 -                  -            (3,839)       (3,856)          (37,020)         (149,390)
  ---------     -------------       ------------       -----------     ---------     -------------     -------------
      6,398           291,998            321,103            48,693        30,476           506,673         1,230,504
  ---------     -------------       ------------       -----------     ---------     -------------     -------------
     14,806         1,119,941            599,538           168,396        21,100           328,200         1,072,446
      1,259           173,082             46,328            15,904         1,993            37,196            91,158
      2,146           294,554             79,027            27,132         3,400            63,759           155,363
      6,401            42,073             14,796            12,934        25,143            69,948            98,478
        761            61,800             73,632            36,186         1,949            15,191            61,915
        411            75,601             30,151            10,396           915            14,401            44,602
      1,776           231,370            126,770            43,156         2,550            30,968           171,193
      1,066           147,994             76,240            25,927         1,530            22,474           104,189
      2,385           222,737            272,221            86,898         5,930            21,114           322,287
      6,055            16,897              9,918             5,886         6,049             7,357            12,575
        130            34,053             10,564             3,645           519            12,389            16,682
      6,306            20,176             20,004            15,792        13,961            16,917            20,677
         15             4,082              1,261               441            61             1,533             1,904
      1,623             9,521              5,305             3,699         3,620             7,600            14,510
  ---------     -------------       ------------       -----------     ---------     -------------     -------------
     45,140         2,453,881          1,365,755           456,392        88,720           649,047         2,187,979
  ---------     -------------       ------------       -----------     ---------     -------------     -------------
    (15,115)                -             (2,588)          (27,325)      (24,194)          (59,980)          (17,854)
        (52)               (1)                 -                 -             -                (7)                -
       (449)          (60,601)           (16,069)           (6,370)         (259)           (6,409)          (27,224)
     (5,282)                -                  -                 -       (20,233)                -                 -
  ---------     -------------       ------------       -----------     ---------     -------------     -------------
     24,242         2,393,279          1,347,098           422,697        44,034           582,651         2,142,901
  ---------     -------------       ------------       -----------     ---------     -------------     -------------
     24,242         2,393,279          1,347,098           422,697        44,034           582,651         2,142,901
  ---------     -------------       ------------       -----------     ---------     -------------     -------------
    (17,844)       (2,101,281)        (1,025,995)         (374,004)      (13,558)          (75,978)         (912,397)
  ---------     -------------       ------------       -----------     ---------     -------------     -------------
    120,877        50,374,991         16,109,473         5,241,050       405,279        26,994,429        25,919,417
          -                 -                  -           (18,200)            -           774,243                 -
          -                 -                  -            16,840           447           (27,154)        3,706,947
  ---------     -------------       ------------       -----------     ---------     -------------     -------------
    120,877        50,374,991         16,109,473         5,239,690       405,726        27,741,518        29,626,364
  ---------     -------------       ------------       -----------     ---------     -------------     -------------
    537,129        51,340,264          6,111,768           (40,934)      434,242        (5,354,453)       14,325,885
          -                 -                  -            (9,855)            -            41,278                 -
          -                 -                  -             1,247           (30)           12,447          (507,642)
  ---------     -------------       ------------       -----------     ---------     -------------     -------------
    537,129        51,340,264          6,111,768           (49,542)      434,212        (5,300,728)       13,818,243
  ---------     -------------       ------------       -----------     ---------     -------------     -------------
    658,006       101,715,255         22,221,241         5,190,148       839,938        22,440,790        43,444,607
  ---------     -------------       ------------       -----------     ---------     -------------     -------------
  $ 640,162     $  99,613,974       $ 21,195,246       $ 4,816,144     $ 826,380     $  22,364,812     $  42,532,210
  =========     =============       ============       ===========     =========     =============     =============

                                BLACKROCK FUNDS

                      STATEMENTS OF OPERATIONS (CONCLUDED)


FOR THE PERIOD ENDED MARCH 31, 2004 (UNAUDITED)

                                                       ASIA PACIFIC       SELECT EQUITY       INDEX EQUITY         BALANCED
                                                     EQUITY PORTFOLIO       PORTFOLIO          PORTFOLIO           PORTFOLIO
                                                    ------------------   ---------------   -----------------   ----------------
Investment income:
 Interest .......................................       $   2,194         $      3,282       $           -       $  1,094,848
 Securities lending income ......................               -                3,913                   -              3,479
 Dividends ......................................          21,110              893,255                   -            859,567
 Net investment income from master ..............               -                    -          13,598,766                  -
 Foreign taxes withheld .........................          (1,697)                   -                   -                  -
                                                        ---------         ------------       -------------       ------------
   Total investment income ......................          21,607              900,450          13,598,766          1,957,894
                                                        ---------         ------------       -------------       ------------
Expenses:
 Investment advisory fee ........................          13,112              300,320                   -            405,613
 Administration fee .............................           1,238               46,413             594,217             62,686
 Administration fee - class specific ............           2,113               79,185           1,150,369            106,934
 Custodian fee ..................................          17,230               25,315                 106             44,229
 Transfer agent fee .............................             375               34,981             138,275             42,830
 Transfer agent fee - class specific ............             444               20,902             333,534             41,312
 Shareholder servicing fees - class specific.....             775               57,503           1,121,974            167,950
 Shareholder processing fees - class
  specific ......................................             465               35,093             698,123            101,460
 Distribution fees - class specific .............           1,803              102,414           2,131,121            221,559
 Legal and audit ................................           6,305                9,103              61,790             12,598
 Printing .......................................              64               10,674             126,601             14,218
 Registration fees and expenses .................          14,014               16,071              29,377             17,987
 Trustees' fees .................................              29                1,313              18,348              1,809
 Other ..........................................           5,043                5,506              31,419              9,712
                                                        ---------         ------------       -------------       ------------
   Total expenses excluding interest
    expense .....................................          63,010              744,793           6,435,254          1,250,897
                                                        ---------         ------------       -------------       ------------
    Interest expense ............................               -                    -                   -                 39
                                                        ---------         ------------       -------------       ------------
   Total expenses ...............................          63,010              744,793           6,435,254          1,250,936
                                                        ---------         ------------       -------------       ------------
    Less investment advisory and
     administration fees waived .................         (15,329)             (99,882)           (219,259)          (103,579)
    Less administration fees waived -
     class specific .............................               -                    -            (456,916)                 -
    Less distribution fees waived - class
     specific ...................................             (79)              (9,938)           (146,948)           (41,647)
    Less expenses reimbursed by
     advisor ....................................         (23,426)                   -                   -                  -
                                                        ---------         ------------       -------------       ------------
   Net expenses .................................          24,176              634,973           5,612,131          1,105,710
                                                        ---------         ------------       -------------       ------------
 Net investment income (loss) ...................          (2,569)             265,477           7,986,635            852,184
                                                        ---------         ------------       -------------       ------------
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions:
 Net realized gain (loss) from:
  Investment transactions (net of foreign
   taxes) .......................................         237,410           11,108,183          (1,045,165)         9,685,562
  Futures and options contracts .................           3,014              227,080           5,022,371            255,087
  Swap and swaption contracts ...................               -                    -                   -            (16,746)
  Foreign currency related transactions .........          (5,685)                   -                   -                  -
                                                        ---------         ------------       -------------       ------------
                                                          234,739           11,335,263           3,977,206          9,923,903
                                                        ---------         ------------       -------------       ------------
 Change in unrealized appreciation
  (depreciation) from:
  Investments (net of foreign taxes) ............         507,231            5,019,400         186,723,274          5,683,423
  Futures and options contracts .................           3,846               40,395             787,445            (47,534)
  Swap and swaption contracts ...................               -                    -                   -             46,497
  Foreign currency related transactions .........           4,510                    -                   -                  -
                                                        ---------         ------------       -------------       ------------
                                                          515,587            5,059,795         187,510,719          5,682,386
                                                        ---------         ------------       -------------       ------------
Net gain on investments and foreign currency
 transactions ...................................         750,326           16,395,058         191,487,925         15,606,289
                                                        ---------         ------------       -------------       ------------
Net increase in net assets resulting from
 operations .....................................       $ 747,757         $ 16,660,535       $ 199,474,560       $ 16,458,473
                                                        =========         ============       =============       ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                BLACKROCK FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                       LARGE CAP                             LARGE CAP
                                                                VALUE EQUITY PORTFOLIO                GROWTH EQUITY PORTFOLIO
                                                          -----------------------------------  ------------------------------------
                                                                FOR THE                              FOR THE
                                                           SIX MONTHS ENDED       FOR THE       SIX MONTHS ENDED       FOR THE
                                                                3/31/04         YEAR ENDED           3/31/04          YEAR ENDED
                                                              (UNAUDITED)         9/30/03          (UNAUDITED)         9/30/03
                                                          ------------------ ----------------  ------------------ -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..........................   $   1,846,707     $    4,489,510     $    (121,685)    $     (211,419)
  Net realized gain (loss) on investments,
   futures and options ..................................      26,803,528        (27,226,586)       17,357,719         (1,180,978)
  Net unrealized gain (loss) on investments,
   futures and options ..................................      20,312,881        126,249,305        (2,362,241)        42,103,830
                                                            -------------     --------------     -------------     --------------
  Net increase in net assets resulting from operations ..      48,963,116        103,512,229        14,873,793         40,711,433
                                                            -------------     --------------     -------------     --------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class ...................................      (1,104,251)        (3,079,207)                -                  -
  Service Class .........................................        (357,163)          (854,501)                -                  -
  Investor A Class ......................................        (375,559)          (704,895)                -                  -
  Investor B Class ......................................         (41,500)           (36,556)                -                  -
  Investor C Class ......................................         (12,789)           (10,751)                -                  -
                                                            -------------     --------------     -------------     --------------
  Total distributions from net investment income ........      (1,891,262)        (4,685,910)                -                  -
                                                            -------------     --------------     -------------     --------------
 Net realized gains:
  Institutional Class ...................................               -                  -                 -                  -
  Service Class .........................................               -                  -                 -                  -
  Investor A Class ......................................               -                  -                 -                  -
  Investor B Class ......................................               -                  -                 -                  -
  Investor C Class ......................................               -                  -                 -                  -
                                                            -------------     --------------     -------------     --------------
  Total distributions from net realized gains ...........               -                  -                 -                  -
                                                            -------------     --------------     -------------     --------------
  Total distributions to shareholders ...................      (1,891,262)        (4,685,910)                -                  -
                                                            -------------     --------------     -------------     --------------
Capital share transactions ..............................     (64,688,468)      (401,555,023)      (28,289,705)      (198,447,545)
                                                            -------------     --------------     -------------     --------------
Redemption fees .........................................           2,571                  -                32                  2
                                                            -------------     --------------     -------------     --------------
  Total increase (decrease) in net assets ...............     (17,614,043)      (302,728,704)      (13,415,880)      (157,736,110)
Net assets:
  Beginning of period ...................................     300,190,721        602,919,425       124,986,223        282,722,333
                                                            -------------     --------------     -------------     --------------
  End of period .........................................   $ 282,576,678     $  300,190,721     $ 111,570,343     $  124,986,223
                                                            =============     ==============     =============     ==============
  End of period undistributed net investment income
   (distributions in excess of net investment income
   or accumulated net investment loss) ..................   $       2,693     $       47,248      $    (121,685)    $            -


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


           MID-CAP VALUE                           MID-CAP GROWTH                             SMALL CAP
          EQUITY PORTFOLIO                        EQUITY PORTFOLIO                      VALUE EQUITY PORTFOLIO
------------------------------------   --------------------------------------   --------------------------------------
      FOR THE                                FOR THE                                  FOR THE
 SIX MONTHS ENDED        FOR THE        SIX MONTHS ENDED         FOR THE         SIX MONTHS ENDED         FOR THE
      3/31/04           YEAR ENDED           3/31/04            YEAR ENDED            3/31/04            YEAR ENDED
    (UNAUDITED)          9/30/03           (UNAUDITED)           9/30/03            (UNAUDITED)           9/30/03
------------------   ---------------   ------------------   -----------------   ------------------   -----------------
  $     (50,178)      $     194,772      $    (956,483)       $  (1,436,712)      $    (281,676)       $    (292,599)
      7,138,796            (671,268)         7,992,071          (11,966,597)         21,449,368           13,228,991
      1,129,439           7,664,155         18,454,363           43,642,406           9,695,555           19,817,428
  -------------       -------------      -------------        -------------       -------------        -------------
      8,218,057           7,187,659         25,489,951           30,239,097          30,863,247           32,753,820
  -------------       -------------      -------------        -------------       -------------        -------------
       (164,502)                  -                  -                    -                   -                    -
        (14,514)                  -                  -                    -                   -                    -
        (15,354)                  -                  -                    -                   -                    -
              -                   -                  -                    -                   -                    -
              -                   -                  -                    -                   -                    -
  -------------       -------------      -------------        -------------       -------------        -------------
       (194,370)                  -                  -                    -                   -                    -
  -------------       -------------      -------------        -------------       -------------        -------------
              -          (3,510,191)                 -                    -          (8,168,630)         (15,284,848)
              -            (867,345)                 -                    -            (494,170)          (1,810,143)
              -            (353,578)                 -                    -          (4,743,664)          (7,729,241)
              -            (545,894)                 -                    -          (2,034,282)          (2,156,019)
              -            (170,273)                 -                    -            (807,811)            (892,109)
  -------------       -------------      -------------        -------------       -------------        -------------
              -          (5,447,281)                 -                    -         (16,248,557)         (27,872,360)
  -------------       -------------      -------------        -------------       -------------        -------------
       (194,370)         (5,447,281)                 -                    -         (16,248,557)         (27,872,360)
  -------------       -------------      -------------        -------------       -------------        -------------
    (12,238,808)        (45,498,300)       (16,206,828)         (70,932,381)         (3,934,254)         (66,564,870)
  -------------       -------------      -------------        -------------       -------------        -------------
            626                 839             10,526                  635               1,172                  596
  -------------       -------------      -------------        -------------       -------------        -------------
     (4,214,495)        (43,757,083)         9,293,649          (40,692,649)         10,681,608          (61,682,814)
     42,692,093          86,449,176        133,238,814          173,931,463         132,689,762          194,372,576
  -------------       -------------      -------------        -------------       -------------        -------------
  $  38,477,598       $  42,692,093      $ 142,532,463        $ 133,238,814       $ 143,371,370        $ 132,689,762
  =============       =============      =============        =============       =============        =============
  $     (50,250)      $     194,298      $    (956,483)       $           -       $    (281,676)       $           -

                                BLACKROCK FUNDS

                                                                             SMALL CAP
                                                                            CORE EQUITY                        SMALL CAP
                                                                             PORTFOLIO                  GROWTH EQUITY PORTFOLIO
                                                                 --------------------------------  --------------------------------
                                                                       FOR THE                          FOR THE
                                                                  SIX MONTHS ENDED     FOR THE      SIX MONTHS ENDED     FOR THE
                                                                       3/31/04       YEAR ENDED         3/31/04        YEAR ENDED
                                                                     (UNAUDITED)      9/30/03         (UNAUDITED)       9/30/03
                                                                 ----------------- --------------  ----------------- --------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..................................     $  (17,844)    $    (6,028)    $  (2,101,281)   $  (3,154,899)
  Net realized gain (loss) on investments, futures, options
   and foreign currency related transactions ....................        120,877         150,011        50,374,991       10,949,272
  Net unrealized gain (loss) on investments, futures, options
   and foreign currency related transactions ....................        537,129         219,165        51,340,264       81,932,839
                                                                     -----------     -----------     -------------    -------------
  Net increase in net assets resulting from operations ..........        640,162         363,148        99,613,974       89,727,212
                                                                     -----------     -----------     -------------    -------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class ...........................................              -               -                 -                -
  Service Class .................................................              -               -                 -                -
  Investor A Class ..............................................              -               -                 -                -
  Investor B Class ..............................................              -               -                 -                -
                                                                     -----------     -----------     -------------    -------------
  Total distributions from net investment income ................              -               -                 -                -
                                                                     -----------     -----------     -------------    -------------
 Net realized gains:
  Institutional Class ...........................................        (16,091)              -                 -                -
  Service Class .................................................             (1)              -                 -                -
  Investor A Class ..............................................         (9,184)              -                 -                -
  Investor B Class ..............................................         (2,549)              -                 -                -
  Investor C Class ..............................................         (1,706)              -                 -                -
                                                                    ------------    -----------     -------------    -------------
  Total distributions from net realized gains ...................        (29,531)             -                 -                -
                                                                    ------------    -----------     -------------    -------------
  Total distributions to shareholders ...........................        (29,531)             -                 -                -
                                                                    ------------    -----------     -------------    -------------
Capital share transactions ......................................      2,791,146         47,000        47,696,521      (96,488,377)
                                                                    ------------    -----------     -------------    -------------
Redemption fees .................................................          3,351              -            24,714          164,784
                                                                    ------------    -----------     -------------    -------------
  Total increase (decrease) in net assets .......................      3,405,128        410,148       147,335,209       (6,596,381)
Net assets:
  Beginning of period ...........................................      1,245,538        835,390       326,527,407      333,123,788
                                                                    ------------    -----------     -------------    -------------
  End of period .................................................    $ 4,650,666    $ 1,245,538     $ 473,862,616    $ 326,527,407
                                                                    ============    ===========     =============    =============
  End of period undistributed net investment income
   (distributions in excess of net investment income or
   accumulated net investment loss) .............................   $  (17,844)     $         -     $  (2,101,281)   $           -


---------
/1/ Refer to Section B of the Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                          GLOBAL SCIENCE &
                               U.S. OPPORTUNITIES     TECHNOLOGY OPPORTUNITIES         EUROPEAN               INTERNATIONAL
                                  PORTFOLIO                 PORTFOLIO              EQUITY PORTFOLIO         EQUITY PORTFOLIO
                           ------------------------ -------------------------- -----------------------  -------------------------
                             FOR THE                FOR THE                    FOR THE                    FOR THE
                           SIX MONTHS              SIX MONTHS                 SIX MONTHS                SIX MONTHS
                              ENDED     FOR THE      ENDED        FOR THE        ENDED      FOR THE        ENDED         FOR THE
                             3/31/04   YEAR ENDED     3/31/04    YEAR ENDED     3/31/04    YEAR ENDED     3/31/04      YEAR ENDED
                           (UNAUDITED)  9/30/03    (UNAUDITED)    9/30/03    (UNAUDITED)    9/30/03     (UNAUDITED)      9/30/03
                           ----------------------- ------------- ---------- ------------ -------------  -----------   ------------
Increase (decrease)
 in net assets:
 Operations:
  Net investment
   income (loss) ........$ (1,025,995)$ (1,725,661)$  (374,004) $  (563,751) $  (13,558) $    37,048  $    (75,978)   $  1,093,425
  Net realized gain
   (loss) on investments,
   futures, options and
   foreign currency
   related transactions .  16,109,473   (2,544,978)  5,239,690    1,411,161     405,726   (1,973,689)   27,741,518     (40,615,693)
  Net unrealized gain
   (loss) on investments,
   futures, options and
   foreign currency
   related transactions .   6,111,768   26,647,708     (49,542)  11,135,522     434,212    2,763,195    (5,300,728)     55,288,237
                         ------------ ------------ -----------  -----------  ----------  -----------  ------------    ------------
  Net increase in net
   assets resulting
   from operations ......  21,195,246   22,377,069   4,816,144   11,982,932     826,380     826,554    22,364,812       15,765,969
                         ------------ ------------ -----------  -----------  ----------  -----------  ------------    ------------
Distributions to
 shareholders from:
 Net investment income:
  Institutional Class ...           -            -           -            -     (38,512)     (29,362)     (787,345)              -
  Service Class .........           -            -           -            -          (1)           -      (144,003)              -
  Investor A Class ......           -            -           -            -      (6,124)           -       (89,783)              -
  Investor B Class ......           -            -           -            -      (6,068)           -        (2,473)              -
                         ------------ ------------ -----------  ----------- -----------  -----------  ------------    ------------
  Total distributions
   from net investment
   income ...............           -            -           -            -     (50,705)     (29,362)   (1,023,604)              -
                         ------------ ------------ -----------  ----------- -----------  -----------  ------------    ------------
 Net realized gains:
  Institutional Class ...           -            -           -            -           -            -             -               -
  Service Class .........           -            -           -            -           -            -             -
  Investor A Class ......           -            -           -            -           -            -             -               -
  Investor B Class ......           -            -           -            -           -            -             -               -
  Investor C Class ......           -            -           -            -           -            -             -               -
                         ------------ ------------ -----------  ----------- -----------  -----------  ------------    ------------
  Total distributions
   from net realized
   gains.................           -            -           -            -           -            -             -               -
                         ------------ ------------ -----------  ----------- -----------  -----------  ------------    ------------
  Total distributions
   to shareholders ......           -            -           -            -     (50,705)     (29,362)   (1,023,604)              -
                         ------------ ------------ -----------  ----------- -----------  -----------  ------------    ------------
Capital share
 transactions ...........  (9,103,332) (29,427,952) (3,697,921)  (4,451,394) (1,885,819)  (3,096,113)  (96,936,608)/1/(205,867,299)
                         ------------ ------------ -----------  ----------- -----------  -----------  ------------  --------------
Redemption fees .........         447            -         301            -       1,786          153        81,120         130,499
                         ------------ ------------ -----------  ----------- -----------  -----------  ------------    ------------
  Total increase
   (decrease) in
   net assets ...........  12,092,361   (7,050,883)  1,118,524    7,531,538  (1,108,358)  (2,298,768)  (75,514,280)   (189,970,831)
Net assets:
  Beginning of
   period ...............  98,934,776  105,985,659  35,004,841   27,473,303   5,432,036    7,730,804   120,439,558     310,410,389
                         ------------ ------------ -----------  ----------- -----------  -----------  ------------    ------------
  End of period .........$111,027,137 $ 98,934,776 $36,123,365  $35,004,841 $ 4,323,678  $ 5,432,036  $ 44,925,278    $120,439,558
                         ============ ============ ===========  =========== ===========  ===========  ============    ============
  End of period
   undistributed net
   investment income
   (distributions in
   excess of net
   investment income
   or accumulated net
   investment loss) .....$ (1,025,995) $          - $  (384,575) $   (10,570)  $   (13,567) $    50,696  $    (76,081) $  1,023,501

                                BLACKROCK FUNDS

                STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)


                                                                              INTERNATIONAL
                                                                              OPPORTUNITIES                      ASIA PACIFIC
                                                                                PORTFOLIO                      EQUITY PORTFOLIO
                                                                   ------------------------------------ ----------------------------
                                                                         FOR THE                          FOR THE
                                                                    SIX MONTHS ENDED     FOR THE     SIX MONTHS ENDED    FOR THE
                                                                         3/31/04        YEAR ENDED        3/31/04       YEAR ENDED
                                                                       (UNAUDITED)       9/30/03        (UNAUDITED)      9/30/03
                                                                   ------------------ -------------- ----------------- -------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ....................................  $    (912,397)   $    (115,152)   $   (2,569)     $    10,544
  Net realized gain (loss) on investments, futures, options, swap and swaption contracts and foreign currency related
   transactions ...................................................     29,626,364        1,658,159       234,739         (168,373)
  Net unrealized gain on investments, futures, options, swap and
   swaption contracts and foreign currency related transactions ...     13,818,243       34,517,739       515,587          507,963
                                                                     -------------    -------------    -----------     -----------
  Net increase in net assets resulting from operations ............     42,532,210       36,060,746       747,757          350,134
                                                                     -------------    -------------    -----------     -----------
Distributions to shareholders from:
 Net investment income:
  Institutional Class .............................................        (52,346)               -        (7,761)          (1,649)
  Service Class ...................................................         (2,626)               -            (1)               -
  Investor A Class ................................................        (38,301)               -          (474)               -
  Investor B Class ................................................        (31,274)               -        (1,244)               -
  Investor C Class ................................................        (29,065)               -          (178)               -
                                                                     -------------    -------------    ------------    -----------
  Total distributions from net investment income ..................       (153,612)               -        (9,658)          (1,649)
                                                                     -------------    -------------    ------------    -----------
Capital share transactions ........................................     84,725,881       (5,661,958)      262,015          362,449
                                                                     -------------    -------------    ------------    -----------
Redemption fees ...................................................         45,037          105,117             -                -
                                                                     -------------    -------------    ------------    -----------
  Total increase (decrease) in net assets .........................    127,149,516       30,503,905     1,000,114          710,934
Net assets:
  Beginning of period .............................................    155,823,316      125,319,411     2,535,426        1,824,492
                                                                     -------------    -------------    ------------    -----------
  End of period ...................................................  $ 282,972,832    $ 155,823,316    $ 3,535,540     $ 2,535,426
                                                                     =============    =============    ============    ===========
  End of period undistributed net investment income (distributions in excess of net investment income or accumulated net
   investment loss) ...............................................  $  (1,421,709)   $    (355,700)   $  (11,822)     $       405


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          BLACKROCK FUNDS


                SELECT                                    INDEX
           EQUITY PORTFOLIO                          EQUITY PORTFOLIO                        BALANCED PORTFOLIO
--------------------------------------   ----------------------------------------   -------------------------------------
      FOR THE                                  FOR THE                                    FOR THE
 SIX MONTHS ENDED         FOR THE         SIX MONTHS ENDED          FOR THE          SIX MONTHS ENDED         FOR THE
      3/31/04            YEAR ENDED            3/31/04             YEAR ENDED             3/31/04           YEAR ENDED
    (UNAUDITED)           9/30/03            (UNAUDITED)            9/30/03             (UNAUDITED)           9/30/03
------------------   -----------------   ------------------   -------------------   ------------------   ----------------
  $     265,477       $      893,591      $     7,986,635       $    15,441,682       $     852,184       $   3,232,765
     11,335,263           11,723,087            3,977,206          (176,394,967)          9,923,903           3,864,015
      5,059,795           17,874,054          187,510,719           463,518,151           5,682,386          18,836,686
  -------------       --------------      ---------------       ---------------       -------------       -------------
     16,660,535           30,490,732          199,474,560           302,564,866          16,458,473          25,933,466
  -------------       --------------      ---------------       ---------------       -------------       -------------
       (709,723)          (1,248,052)          (5,056,705)          (10,205,877)           (117,336)           (488,552)
        (17,360)                   -             (495,164)             (820,036)            (19,173)            (67,477)
       (136,214)            (212,107)          (1,681,280)           (2,855,488)           (632,398)         (2,236,825)
        (30,018)                   -             (312,062)             (658,664)           (175,447)           (649,457)
           (379)                   -             (486,905)           (1,015,680)            (21,046)            (73,797)
  -------------       --------------      ---------------       ---------------       -------------       -------------
       (893,694)          (1,460,159)          (8,032,116)          (15,555,745)           (965,400)         (3,516,108)
  -------------       --------------      ---------------       ---------------       -------------       -------------
    (14,986,155)        (111,251,132)         (56,323,943)         (297,723,651)        (20,338,183)        (66,041,145)
  -------------       --------------      ---------------       ---------------       -------------       -------------
          1,008                    -                6,270                     -                   6                   -
  -------------       --------------      ---------------       ---------------       -------------       -------------
        781,694          (82,220,559)         135,124,771           (10,714,530)         (4,845,104)        (43,623,787)
    105,293,243          187,513,802        1,462,708,258         1,473,422,788         145,105,431         188,729,218
  -------------       --------------      ---------------       ---------------       -------------       -------------
  $ 106,074,937       $  105,293,243      $ 1,597,833,029       $ 1,462,708,258       $ 140,260,327       $ 145,105,431
  =============       ==============      ===============       ===============       =============       =============
  $     265,197       $      893,414      $       641,996       $       687,477       $      (3,465)      $     109,751

                                BLACKROCK FUNDS

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                      NET                          NET GAIN                                             NET
                                     ASSET                        (LOSS) ON      DISTRIBUTIONS     DISTRIBUTIONS       ASSET
                                     VALUE          NET          INVESTMENTS        FROM NET         FROM NET          VALUE
                                   BEGINNING     INVESTMENT     (BOTH REALIZED     INVESTMENT    REALIZED CAPITAL     END OF
                                   OF PERIOD   INCOME (LOSS)   AND UNREALIZED)       INCOME            GAINS          PERIOD
                                  =========== =============== ================= =============== ================== ============
     ----------------------
     Large Cap Value Equity
     ----------------------
     Institutional Class
     10/01/03 through 3/31/04 /21/ $   10.77     $   0.09         $   1.81        $   (0.09)         $     -        $   12.58
     9/30/03                            8.82         0.16             1.94            (0.15)               -            10.77
     9/30/02                           12.60         0.10            (3.42)           (0.09)           (0.37)            8.82
     9/30/01                           15.13         0.14            (1.28)           (0.14)           (1.25)           12.60
     9/30/00                           15.75         0.16             0.79            (0.16)           (1.41)           15.13
     9/30/99                           14.69         0.22             2.01            (0.22)           (0.95)           15.75
     Service Class
     10/01/03 through 3/31/04 /21/ $   10.79     $   0.07         $   1.81        $   (0.07)         $     -        $   12.60
     9/30/03                            8.83         0.12             1.96            (0.12)               -            10.79
     9/30/02                           12.61         0.06            (3.42)           (0.05)           (0.37)            8.83
     9/30/01                           15.13         0.10            (1.27)           (0.10)           (1.25)           12.61
     9/30/00                           15.75         0.11             0.79            (0.11)           (1.41)           15.13
     9/30/99                           14.69         0.16             2.02            (0.17)           (0.95)           15.75
     Investor A Class
     10/01/03 through 3/31/04 /21/ $   10.78     $   0.07         $   1.80        $   (0.07)         $     -        $   12.58
     9/30/03                            8.83         0.09             1.96            (0.10)               -            10.78
     9/30/02                           12.59         0.02            (3.39)           (0.02)           (0.37)            8.83
     9/30/01                           15.11         0.07            (1.27)           (0.07)           (1.25)           12.59
     9/30/00                           15.74         0.10             0.77            (0.09)           (1.41)           15.11
     9/30/99                           14.68         0.16             2.01            (0.16)           (0.95)           15.74
     Investor B Class
     10/01/03 through 3/31/04 /21/ $   10.58     $   0.02         $   1.79        $   (0.03)         $     -        $   12.36
     9/30/03                            8.66         0.01             1.93            (0.02)               -            10.58
     9/30/02                           12.43        (0.07)           (3.33)               -            (0.37)            8.66
     9/30/01                           14.97        (0.03)           (1.26)               -            (1.25)           12.43
     9/30/00                           15.61        (0.01)            0.77                -            (1.40)           14.97
     9/30/99                           14.59         0.02             1.99            (0.04)           (0.95)           15.61
     Investor C Class
     10/01/03 through 3/31/04 /21/ $   10.59     $   0.02         $   1.79        $   (0.03)         $     -        $   12.37
     9/30/03                            8.67         0.01             1.93            (0.02)               -            10.59
     9/30/02                           12.44        (0.07)           (3.33)               -            (0.37)            8.67
     9/30/01                           14.97        (0.03)           (1.25)               -            (1.25)           12.44
     9/30/00                           15.61         0.01             0.75                -            (1.40)           14.97
     9/30/99                           14.59         0.03             1.98            (0.04)           (0.95)           15.61
     -----------------------
     Large Cap Growth Equity
     -----------------------
     Institutional Class
     10/01/03 through 3/31/04 /21/ $    8.18     $   0.01         $   1.02        $       -          $     -        $    9.21
     9/30/03                            6.71         0.03             1.44                -                -             8.18
     9/30/02                            9.10        (0.01)           (2.38)               -                -             6.71
     9/30/01                           23.72        (0.02)          (11.82)               -            (2.78)            9.10
     9/30/00                           22.57        (0.06)            4.83                -            (3.62)           23.72
     9/30/99                           18.14            -             6.06                -            (1.63)           22.57
     Service Class
     10/01/03 through 3/31/04 /21/ $    8.03    $   (0.01)        $   1.01        $       -          $     -        $    9.03
     9/30/03                            6.60        (0.01)            1.44                -                -             8.03
     9/30/02                            8.99        (0.02)           (2.37)               -                -             6.60
     9/30/01                           23.52        (0.05)          (11.70)               -            (2.78)            8.99
     9/30/00                           22.47        (0.13)            4.80                -            (3.62)           23.52
     9/30/99                           18.11        (0.07)            6.06                -            (1.63)           22.47
     Investor A Class
     10/01/03 through 3/31/04 /21/ $    7.92    $   (0.01)        $   0.99        $       -          $     -        $    8.90
     9/30/03                            6.53        (0.02)            1.41                -                -             7.92
     9/30/02                            8.90        (0.05)           (2.32)               -                -             6.53
     9/30/01                           23.36        (0.09)          (11.59)               -            (2.78)            8.90
     9/30/00                           22.37        (0.16)            4.77                -            (3.62)           23.36
     9/30/99                           18.06        (0.09)            6.03                -            (1.63)           22.37

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                                                                     RATIO OF NET
                              NET                           RATIO OF TOTAL                         INVESTMENT INCOME
                            ASSETS         RATIO OF      EXPENSES TO AVERAGE      RATIO OF NET        TO AVERAGE
                            END OF     NET EXPENSES TO        NET ASSETS       INVESTMENT INCOME      NET ASSETS      PORTFOLIO
          TOTAL             PERIOD       AVERAGE NET          (EXCLUDING         TO AVERAGE NET       (EXCLUDING      TURNOVER
         RETURN              (000)          ASSETS             WAIVERS)              ASSETS            WAIVERS)         RATE
======================== ============ ================= ===================== =================== ================== ==========

          17.72%/12/     $  136,270         0.79%/2/           0.91%/2/              1.49%/2/            1.37%/2/          38%
          23.93             151,602         0.79               0.91                  1.27                1.15             150
         (27.41)            369,792         0.79               0.84                  0.72                0.68             128
          (8.22)          1,345,903         0.79               0.80                  1.00                0.99             114
           6.24           1,821,839         0.78               0.78                  1.11                1.11             121
          15.38           1,909,445         0.78               0.78                  1.37                1.37              42

          17.49%/12/     $   54,390         1.09%/2/           1.21%/2/              1.19%/2/            1.07%/2/          38%
          23.60              62,080         1.09               1.21                  0.98                0.87             150
         (27.66)            133,903         1.09               1.15                  0.45                0.40             128
          (8.44)            254,166         1.09               1.10                  0.69                0.69             114
           5.91             337,993         1.08               1.08                  0.82                0.82             121
          15.03             374,907         1.08               1.08                  1.07                1.07              42

          17.35%/3,12/   $   65,713         1.23%/2/           1.45%/2/              1.05%/2/            0.83%/2/          38%
          23.32/3/           63,733         1.26               1.38                  0.83                0.71             150
         (27.70)/3/          76,044         1.27               1.32                  0.22                0.17             128
          (8.64)/3/          57,672         1.27               1.27                  0.53                0.52             114
           5.71/3/           56,689         1.23               1.23                  0.66                0.66             121
          14.85/3/           61,657         1.19               1.19                  0.96                0.96              42

          17.07%/4,12/   $   19,932         1.97%/2/           2.10%/2/              0.30%/2/            0.18%/2/          38%
          22.42/4/           17,634         2.01               2.13                  0.09               (0.03)            150
         (28.32)/4/          17,312         2.01               2.07                 (0.51)              (0.56)            128
          (9.36)/4/          29,178         2.01               2.02                 (0.23)              (0.24)            114
           4.93/4/           31,208         2.00               2.00                 (0.11)              (0.11)            121
          13.93/4/           33,206         2.00               2.00                  0.15                0.15              42

          17.06%/4,12/   $    6,272         1.97%/2/           2.10%/2/              0.30%/2/            0.18%/2/          38%
          22.40/4/            5,141         2.01               2.13                  0.09               (0.03)            150
         (28.29)/4/           5,868         2.01               2.06                 (0.50)              (0.55)            128
          (9.29)/4/           9,738         2.01               2.02                 (0.24)              (0.25)            114
           4.93/4/            7,608         2.00               2.00                 (0.13)              (0.13)            121
          13.93/4/            4,172         2.00               2.00                  0.15                0.15              42

          12.59%/12/     $   35,372         0.82%/2/           0.98%/2/              0.18%/2/            0.01%/2/          36%
          21.91/12/          36,685         0.82               0.93                  0.19                0.08              90
         (26.26)            100,521         0.82               0.87                 (0.05)              (0.09)            130
         (55.58)            557,928         0.82               0.83                 (0.11)              (0.12)            164
          22.90           1,263,796         0.80               0.80                 (0.24)              (0.24)            121
          35.46           1,115,368         0.81               0.81                 (0.01)              (0.01)             60

          12.45%/12/     $   34,686         1.12%/2/           1.28%/2/             (0.12)%/2/          (0.28)%/2/         36%
          21.67/12/           43,625         1.12               1.22                 (0.11)              (0.22)             90
         (26.59)            130,932         1.12               1.17                 (0.30)              (0.34)            130
         (55.68)            158,367         1.12               1.13                 (0.41)              (0.42)            164
          22.50             288,904         1.10               1.10                 (0.54)              (0.54)            121
          35.10             248,901         1.11               1.11                 (0.31)              (0.31)             60

          12.37%/3,12/   $   23,820         1.26%/2/           1.52%/2/             (0.27)%/2/          (0.53)%/2/         36%
          21.29/3,12/        27,739         1.29               1.40                 (0.27)              (0.38)             90
         (26.63)/3/          34,513         1.29               1.34                 (0.48)              (0.52)            130
         (55.78)/3/          35,609         1.29               1.30                 (0.59)              (0.60)            164
          22.31/3/           87,375         1.25               1.25                 (0.70)              (0.70)            121
          34.91/3/           61,211         1.22               1.22                 (0.42)              (0.42)             60

                                BLACKROCK FUNDS

                        FINANCIAL HIGHLIGHTS (CONCLUDED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                        NET                          NET GAIN                                            NET
                                       ASSET                        (LOSS) ON      DISTRIBUTIONS     DISTRIBUTIONS      ASSET
                                       VALUE          NET          INVESTMENTS        FROM NET         FROM NET         VALUE
                                     BEGINNING     INVESTMENT     (BOTH REALIZED     INVESTMENT    REALIZED CAPITAL     END OF
                                     OF PERIOD   INCOME (LOSS)   AND UNREALIZED)       INCOME            GAINS          PERIOD
                                    =========== =============== ================= =============== ================== ===========
     Investor B Class
     10/01/03 through 3/31/04 /21/   $   7.35     $   (0.04)        $   0.92         $      -          $     -        $   8.23
     9/30/03                             6.11         (0.07)            1.31                -                -            7.35
     9/30/02                             8.39         (0.12)           (2.16)               -                -            6.11
     9/30/01                            22.34         (0.19)          (10.98)               -            (2.78)           8.39
     9/30/00                            21.68         (0.28)            4.56                -            (3.62)          22.34
     9/30/99                            17.68         (0.20)            5.83                -            (1.63)          21.68
     Investor C Class
     10/01/03 through 3/31/04 /21/   $   7.34     $   (0.04)        $   0.92         $      -          $     -        $   8.22
     9/30/03                             6.10         (0.07)            1.31                -                -            7.34
     9/30/02                             8.37         (0.13)           (2.14)               -                -            6.10
     9/30/01                            22.31         (0.19)          (10.97)               -            (2.78)           8.37
     9/30/00                            21.68         (0.25)            4.50                -            (3.62)          22.31
     9/30/99                            17.68         (0.18)            5.81                -            (1.63)          21.68
     -----------
     Mid-Cap Value Equity
     -----------
     Institutional Class
     10/01/03 through 3/31/04 /21/   $  11.30     $    0.01         $   2.41         $  (0.09)         $     -        $  13.63
     9/30/03                            10.44          0.10             1.53                -            (0.77)          11.30
     9/30/02                            11.34          0.01            (0.89)           (0.02)               -           10.44
     9/30/01                            12.66          0.08            (1.12)           (0.07)           (0.21)          11.34
     9/30/00                            11.35          0.08             1.56            (0.08)           (0.25)          12.66
     9/30/99                            10.63          0.11             0.72            (0.11)               -           11.35
     Service Class
     10/01/03 through 3/31/04 /21/   $  11.22     $       -         $   2.40         $  (0.04)         $     -        $  13.58
     9/30/03                            10.40          0.05             1.54                -            (0.77)          11.22
     9/30/02                            11.32         (0.05)           (0.87)               -                -           10.40
     9/30/01                            12.66          0.03            (1.11)           (0.05)           (0.21)          11.32
     9/30/00                            11.34          0.06             1.54            (0.03)           (0.25)          12.66
     9/30/99                            10.62          0.07             0.73            (0.08)               -           11.34
     Investor A Class
     10/01/03 through 3/31/04 /21/   $  11.17     $   (0.02)        $   2.40         $  (0.05)         $     -        $  13.50
     9/30/03                            10.38          0.02             1.54                -            (0.77)          11.17
     9/30/02                            11.31         (0.06)           (0.87)               -                -           10.38
     9/30/01                            12.64          0.03            (1.12)           (0.03)           (0.21)          11.31
     9/30/00                            11.33          0.02             1.56            (0.02)           (0.25)          12.64
     9/30/99                            10.61          0.05             0.72            (0.05)               -           11.33
     Investor B Class
     10/01/03 through 3/31/04 /21/   $  10.78     $   (0.07)        $   2.32         $      -          $     -        $  13.03
     9/30/03                            10.11         (0.05)            1.49                -            (0.77)          10.78
     9/30/02                            11.10         (0.15)           (0.84)               -                -           10.11
     9/30/01                            12.49         (0.06)           (1.11)           (0.01)           (0.21)          11.10
     9/30/00                            11.26         (0.07)            1.55                -            (0.25)          12.49
     9/30/99                            10.58         (0.04)            0.72                -                -           11.26
     Investor C Class
     10/01/03 through 3/31/04 /21/   $  10.78     $   (0.07)        $   2.32         $      -          $     -        $  13.03
     9/30/03                            10.11         (0.06)            1.50                -            (0.77)          10.78
     9/30/02                            11.10         (0.15)           (0.84)               -                -           10.11
     9/30/01                            12.49         (0.06)           (1.11)           (0.01)           (0.21)          11.10
     9/30/00                            11.26         (0.06)            1.54                -            (0.25)          12.49
     9/30/99                            10.58         (0.03)            0.71                -                -           11.26
     ------------
     Mid-Cap Growth Equity
     ------------
     Institutional Class
     10/01/03 through 3/31/04 /21/   $   7.57     $   (0.04)        $   1.57         $      -          $     -        $   9.10
     9/30/03                             6.06         (0.05)            1.56                -                -            7.57
     9/30/02                             7.49         (0.06)/20/       (1.37)               -                -            6.06
     9/30/01                            26.58          0.01           (11.62)               -            (7.48)           7.49
     9/30/00                            19.12         (0.08)           14.16                -            (6.62)          26.58
     9/30/99                            11.12         (0.07)            8.07                -                -           19.12

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                                                                   RATIO OF NET
                            NET                           RATIO OF TOTAL                         INVESTMENT INCOME
                           ASSETS        RATIO OF      EXPENSES TO AVERAGE      RATIO OF NET        TO AVERAGE
                           END OF    NET EXPENSES TO        NET ASSETS       INVESTMENT INCOME      NET ASSETS      PORTFOLIO
         TOTAL             PERIOD      AVERAGE NET          (EXCLUDING         TO AVERAGE NET       (EXCLUDING      TURNOVER
         RETURN            (000)          ASSETS             WAIVERS)              ASSETS            WAIVERS)         RATE
======================= =========== ================= ===================== =================== ================== ==========
        11.97%/4,12/    $  14,942         2.00%/2/             2.17%/2/            (1.01)%/2/         (1.17)%/2/        36%
        20.30/4,13/        14,358         2.04                 2.15                (1.01)             (1.12)            90
       (27.18)/4/          14,332         2.04                 2.09                (1.23)             (1.28)           130
       (56.08)/4/          25,986         2.04                 2.05                (1.33)             (1.34)           164
        21.37/4/           65,977         2.01                 2.01                (1.46)             (1.46)           121
        33.83/4/           37,032         2.03                 2.03                (1.23)             (1.23)            60

        11.99%/4,12/    $   2,750         2.00%/2/             2.17%/2/            (1.01)%/2/         (1.17)%/2/        36%
        20.33/4,13/         2,579         2.04                 2.15                (1.01)             (1.12)            90
       (27.12)/4/           2,424         2.04                 2.09                (1.23)             (1.28)           130
       (56.11)/4/           4,711         2.04                 2.05                (1.33)             (1.34)           164
        21.21/4/           11,799         2.01                 2.01                (1.47)             (1.47)           121
        33.83/4/            4,181         2.03                 2.03                (1.23)             (1.23)            60

        21.48%/12/      $  19,294         1.26%/2/             1.29%/2/             0.14%/2/           0.11%/2/        133%
        16.63/12/          24,493         1.21                 1.26                 0.58               0.54            287
        (7.79)             57,868         1.14                 1.14                 0.08               0.08            323
        (8.29)            208,432         1.13                 1.13                 0.67               0.67            243
        14.35             216,660         1.13                 1.13                 0.66               0.66            205
         7.68             233,891         1.12                 1.12                 0.88               0.88             88

        21.38%/12/      $   4,240         1.56%/2/             1.59%/2/            (0.17)%/2/         (0.20)%/2/       133%
        16.28/12/           5,284         1.51                 1.55                 0.30               0.26            287
        (8.13)             13,767         1.45                 1.45                (0.28)             (0.28)           323
        (8.60)             26,046         1.44                 1.44                 0.36               0.36            243
        14.45              18,373         1.42                 1.42                 0.34               0.34            205
         7.29              40,852         1.42                 1.42                 0.58               0.58             88

        21.30%/3,12/    $   4,496         1.70%/2/             1.83%/2/            (0.35)%/2/         (0.48)%/2/       133%
       (16.01)/3,12/        3,841         1.69                 1.73                 0.19               0.16            287
        (8.22)/3/           5,141         1.63                 1.63                (0.40)             (0.40)           323
        (8.73)/3/           4,566         1.61                 1.61                 0.20               0.20            243
        14.17/3/            3,805         1.60                 1.60                 0.19               0.19            205
         7.14/3/            4,328         1.59                 1.60                 0.41               0.41             88

        20.87%/4,12/    $   7,963         2.45%/2/             2.48%/2/            (1.09)%/2/         (1.13)%/2/       133%
        15.20/4,12/         7,014         2.44                 2.47                (0.50)             (0.53)           287
        (8.92)/4/           7,411         2.37                 2.37                (1.20)             (1.20)           323
        (9.45)/4/           7,900         2.36                 2.36                (0.55)             (0.55)           243
        13.35/4/            4,871         2.34                 2.34                (0.55)             (0.55)           205
         6.33/4/            5,147         2.34                 2.34                (0.34)             (0.34)            88

        20.87%/4,12/    $   2,485         2.45%/2/             2.48%/2/            (1.09)%/2/         (1.13)%/2/       133%
        15.20/4,12/         2,060         2.44                 2.47                (0.51)             (0.54)           287
        (8.92)/4/           2,262         2.37                 2.37                (1.20)             (1.20)           323
        (9.45)/4/           2,697         2.36                 2.36                (0.56)             (0.56)           243
        13.35/4/              946         2.34                 2.34                (0.58)             (0.58)           205
         6.33/4/              420         2.34                 2.34                (0.34)             (0.34)            88

        20.21%/12/      $  48,371         1.23%/2/             1.24%/2/            (0.80)%/2/         (0.82)%/2/       14%
        24.92/12/          46,970         1.21                 1.23                (0.52)             (0.54)           168
       (19.09)             77,693         1.14                 1.14                (0.76)             (0.76)           279
       (56.71)            301,779         1.13                 1.13                 0.06               0.06            584
        91.06             666,420         1.10                 1.10                (0.37)             (0.37)           425
        71.94             361,901         1.11                 1.12                (0.48)             (0.49)           318

                                BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      NET                          NET GAIN                                            NET
                                     ASSET                        (LOSS) ON      DISTRIBUTIONS     DISTRIBUTIONS      ASSET
                                     VALUE          NET          INVESTMENTS        FROM NET         FROM NET         VALUE
                                   BEGINNING     INVESTMENT     (BOTH REALIZED     INVESTMENT    REALIZED CAPITAL     END OF
                                   OF PERIOD   INCOME (LOSS)   AND UNREALIZED)     INCOME/11/          GAINS          PERIOD
                                  =========== =============== ================= =============== ================== ===========
     Service Class
     10/01/03 through 3/31/04 /21/ $   7.33     $   (0.05)        $   1.53          $     -          $      -       $   8.81
     9/30/03                           5.89         (0.07)            1.51                -                 -           7.33
     9/30/02                           7.31         (0.11)           (1.31)               -                 -           5.89
     9/30/01                          26.19         (0.03)          (11.37)               -             (7.48)          7.31
     9/30/00                          18.96         (0.19)           14.04                -             (6.62)         26.19
     9/30/99                          11.06         (0.13)            8.03                -                 -          18.96
     Investor A Class
     10/01/03 through 3/31/04 /21/ $   7.17     $   (0.05)        $   1.49          $     -          $      -       $   8.61
     9/30/03                           5.77         (0.07)            1.47                -                 -           7.17
     9/30/02                           7.17         (0.11)           (1.29)               -                 -           5.77
     9/30/01                          25.92         (0.04)          (11.23)               -             (7.48)          7.17
     9/30/00                          18.85         (0.13)           13.82                -             (6.62)         25.92
     9/30/99                          11.02         (0.11)            7.94                -                 -          18.85
     Investor B Class
     10/01/03 through 3/31/04 /21/ $   6.67     $   (0.08)        $   1.39          $     -          $      -       $   7.98
     9/30/03                           5.41         (0.11)            1.37                -                 -           6.67
     9/30/02                           6.77         (0.16)           (1.20)               -                 -           5.41
     9/30/01                          25.12         (0.12)          (10.75)               -             (7.48)          6.77
     9/30/00                          18.52         (0.22)           13.44                -             (6.62)         25.12
     9/30/99                          10.90         (0.18)            7.80                -                 -          18.52
     Investor C Class
     10/01/03 through 3/31/04 /21/ $   6.67     $   (0.08)        $   1.39          $     -          $      -       $   7.98
     9/30/03                           5.41         (0.11)            1.37                -                 -           6.67
     9/30/02                           6.77         (0.18)           (1.18)               -                 -           5.41
     9/30/01                          25.10         (0.13)          (10.72)               -             (7.48)          6.77
     9/30/00                          18.52         (0.21)           13.41                -             (6.62)         25.10
     9/30/99                          10.90         (0.10)            7.72                -                 -          18.52
     ----------------------
     Small Cap Value Equity
     ----------------------
     Institutional Class
     10/01/03 through 3/31/04 /21/ $  14.17     $       -         $   3.32          $     -         $   (1.79)      $  15.70
     9/30/03                          12.81          0.01             3.31                -             (1.96)         14.17
     9/30/02                          16.18             -            (1.02)           (0.02)            (2.33)         12.81
     9/30/01                          17.12          0.16            (0.11)           (0.15)            (0.84)         16.18
     9/30/00                          14.73          0.08             2.44            (0.13)                -          17.12
     9/30/99                          14.89          0.12             0.67            (0.28)            (0.67)         14.73
     Service Class
     10/01/03 through 3/31/04 /21/ $  14.09     $   (0.03)        $   3.31          $     -         $   (1.79)      $  15.58
     9/30/03                          12.77         (0.03)            3.31                -             (1.96)         14.09
     9/30/02                          16.18         (0.04)           (1.04)               -             (2.33)         12.77
     9/30/01                          17.10          0.10            (0.08)           (0.10)            (0.84)         16.18
     9/30/00                          14.71             -             2.47            (0.08)                -          17.10
     9/30/99                          14.88          0.07             0.68            (0.25)            (0.67)         14.71
     Investor A Class
     10/01/03 through 3/31/04 /21/ $  14.04     $   (0.04)        $   3.29          $     -         $   (1.79)      $  15.50
     9/30/03                          12.76         (0.05)            3.29                -             (1.96)         14.04
     9/30/02                          16.18         (0.10)           (0.99)               -             (2.33)         12.76
     9/30/01                          17.10          0.06            (0.07)           (0.07)            (0.84)         16.18
     9/30/00                          14.71         (0.02)            2.46            (0.05)                -          17.10
     9/30/99                          14.88          0.03             0.69            (0.22)            (0.67)         14.71
     Investor B Class
     10/01/03 through 3/31/04 /21/ $  13.11     $   (0.08)        $   3.04          $     -         $   (1.79)      $  14.28
     9/30/03                          12.11         (0.13)            3.09                -             (1.96)         13.11
     9/30/02                          15.58         (0.20)           (0.94)               -             (2.33)         12.11
     9/30/01                          16.56         (0.06)           (0.07)           (0.01)            (0.84)         15.58
     9/30/00                          14.31         (0.23)            2.48                -                 -          16.56
     9/30/99                          14.53         (0.06)            0.66            (0.15)            (0.67)         14.31

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                                                                    RATIO OF NET
                             NET                           RATIO OF TOTAL                         INVESTMENT INCOME
                            ASSETS        RATIO OF      EXPENSES TO AVERAGE      RATIO OF NET        TO AVERAGE
                            END OF    NET EXPENSES TO        NET ASSETS       INVESTMENT INCOME      NET ASSETS      PORTFOLIO
          TOTAL             PERIOD      AVERAGE NET          (EXCLUDING         TO AVERAGE NET       (EXCLUDING      TURNOVER
         RETURN             (000)          ASSETS             WAIVERS)              ASSETS            WAIVERS)         RATE
======================== =========== ================= ===================== =================== ================== ==========
      20.19%/12/      $  13,153              1.53%/2/           1.54%/2/          (1.11)%/2/         (1.12)%/2/          14%
      24.4512            14,115              1.51               1.53              (0.80)             (0.83)             168
     (19.43)             24,082              1.45               1.45              (1.07)             (1.07)             279
     (56.78)             37,691              1.44               1.44              (0.28)             (0.28)             584
      91.13              51,912              1.40               1.40              (0.69)             (0.69)             425
      71.43              46,639              1.41               1.42              (0.78)             (0.79)             318

      20.08%/3,12/    $  30,291              1.68%/2/           1.78%/2/          (1.25)%/2/         (1.35)%/2/          14%
      24.26/3,12/        25,960              1.68               1.71              (0.96)             (0.98)             168
     (19.53)/3/          26,242              1.62               1.62              (1.24)             (1.24)             279
     (56.91)/3/          38,225              1.60               1.60              (0.38)             (0.38)             584
      90.62/3/           83,152              1.57               1.57              (0.80)             (0.80)             425
      71.05/3/           12,795              1.58               1.59              (0.95)             (0.96)             318

      19.64%/4,12/    $  37,568              2.42%/2/           2.43%/2/          (2.00)%/2/         (2.00)%/2/          14%
      23.29/4,12/        33,982              2.43               2.45              (1.69)             (1.71)             168
     (20.09)/4/          33,822              2.37               2.37              (1.98)             (1.98)             279
     (57.24)/4/          51,186              2.35               2.35              (1.12)             (1.12)             584
      89.38/4/          122,726              2.31               2.31              (1.53)             (1.53)             425
      69.91/4/           12,698              2.33               2.34              (1.70)             (1.71)             318

      19.64%/4,12/    $  13,149              2.42%/2/           2.43%/2/          (2.00)%/2/         (2.00)%/2/          14%
      23.29/4,12/        12,212              2.43               2.45              (1.69)             (1.71)             168
     (20.09)/4/          12,092              2.37               2.37              (1.98)             (1.98)             279
     (57.19)/4/          21,144              2.35               2.35              (1.10)             (1.10)             584
      89.23/4/           61,542              2.30               2.30              (1.51)             (1.51)             425
      69.91/4/            1,770              2.33               2.34              (1.70)             (1.71)             318

      24.68%/12/      $  72,531              0.93%/2/           0.93%/2/          (0.06)%/2/         (0.06)%/2/          79%
      29.96/12/          69,641              0.91               0.94               0.09               0.06              240
      (8.25)            122,732              0.88               0.89               0.00              (0.01)             260
       0.47             367,167              0.87               0.87               0.87               0.87              184
      17.15             470,830              0.86               0.86               0.79               0.79              168
       5.22             519,388              0.86               0.86               0.88               0.88               48

      24.53%/12/      $   3,848              1.23%/2/           1.23%/2/          (0.36)%/2/         (0.36)%/2/          79%
      29.70/12/           4,139              1.21               1.24              (0.19)             (0.22)             240
      (8.64)              7,242              1.18               1.19              (0.24)             (0.25)             260
       0.28              47,095              1.17               1.17               0.56               0.56              184
      16.80              50,980              1.16               1.16               0.49               0.49              168
       4.88              66,728              1.16               1.16               0.58               0.58               48

      24.40%/3,12/    $  41,805              1.37%/2/           1.47%/2/          (0.50)%/2/         (0.60)%/2/          79%
      29.37/3,12/        38,052              1.38               1.41              (0.37)             (0.40)             240
      (8.71)/3/          43,884              1.35               1.37              (0.62)             (0.64)             260
       0.09/3/           28,195              1.34               1.34               0.38               0.38              184
      16.60/3            25,719              1.32               1.32               0.31               0.31              168
       4.71/3/           31,843              1.30               1.30               0.44               0.44               48

      23.88%/4,12/    $  18,066              2.12%/2/           2.12%/2/          (1.25)%/2/         (1.25)%/2/          79%
      28.52/4,12/        15,019              2.13               2.16              (1.12)             (1.15)             240
      (9.46)/4/          14,402              2.10               2.12              (1.32)             (1.34)             260
      (0.66)/4/          16,599              2.09               2.09              (0.37)             (0.37)             184
      15.72/4/           11,831              2.08               2.08              (0.43)             (0.43)             168
       3.93/4/           19,000              2.08               2.08              (0.34)             (0.34)              48

                                BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                  NET                      NET GAIN                                DISTRIBUTIONS               NET
                                 ASSET                    (LOSS) ON    DISTRIBUTIONS                 FROM NET    REDEMPTION   ASSET
                                 VALUE        NET        INVESTMENTS      FROM NET  DISTRIBUTIONS   REALIZED     FEES ADDED   VALUE
                               BEGINNING   INVESTMENT   (BOTH REALIZED   INVESTMENT     FROM         CAPITAL     TO PAID-IN   END OF
                               OF PERIOD  INCOME (LOSS) AND UNREALIZED)  INCOME/11/   CAPITAL         GAINS       CAPITAL    PERIOD
                               =========  ============= =============== ============ ============ ============== ========== ========
Investor C Class
10/01/03 through 3/31/04 /21/    $13.11       $(0.08)        $ 3.05      $     -     $      -        $(1.79)     $     -      $14.29
9/30/03                           12.12        (0.14)          3.09            -            -         (1.96)           -       13.11
9/30/02                           15.59        (0.20)         (0.94)           -            -         (2.33)           -       12.12
9/30/01                           16.57        (0.05)         (0.08)       (0.01)           -         (0.84)           -       15.59
9/30/00                           14.31        (0.28)          2.54            -            -             -            -       16.57
9/30/99                           14.53        (0.01)          0.61        (0.15)           -         (0.67)           -       14.31
---------------------
Small Cap Core Equity
---------------------
Institutional Class
10/01/03 through 3/31/04 /21/    $11.99       $(0.06)        $ 3.61      $     -     $      -        $(0.15)      $ 0.01      $15.40
9/30/03                            8.35        (0.06)          3.70            -            -             -            -       11.99
1/2/021 through 9/30/02           10.00        (0.04)         (1.61)           -            -             -            -        8.35
Service Class
10/01/03 through 3/31/04 /21/    $11.99       $(0.06)        $ 3.62      $     -     $      -        $(0.15)      $ 0.01      $15.41
9/30/03                            8.35            -           3.64            -            -             -            -       11.99
1/2/021 through 9/30/02           10.00            -          (1.65)           -            -             -            -        8.35
Investor A Class
10/01/03 through 3/31/04 /21/    $11.99       $(0.06)        $ 3.57      $     -     $      -        $(0.15)      $ 0.01      $15.36
9/30/03                            8.35            -           3.64            -            -             -            -       11.99
1/2/021 through 9/30/02           10.00            -          (1.65)           -            -             -            -        8.35
Investor B Class
10/01/03 through 3/31/04 /21/    $11.99       $(0.07)        $ 3.53      $     -     $      -        $(0.15)      $ 0.01      $15.31
9/30/03                            8.35            -           3.64            -            -             -            -       11.99
1/2/021 through 9/30/02           10.00            -          (1.65)           -            -             -            -        8.35
Investor C Class
10/01/03 through 3/31/04 /21/    $11.99       $(0.06)        $ 3.52      $     -     $      -        $(0.15)      $ 0.01      $15.31
9/30/03                            8.35            -           3.64            -            -             -            -       11.99
1/2/021 through 9/30/02           10.00            -          (1.65)           -            -             -            -        8.35
-----------------------
Small Cap Growth Equity
-----------------------
Institutional Class
10/01/03 through 3/31/04 /21/    $12.26       $(0.05)        $ 3.80      $     -     $      -     $       -      $     -      $16.01
9/30/03                            9.00        (0.09)          3.35            -            -             -            -       12.26
9/30/02                           11.74        (0.17)         (2.57)           -            -             -            -        9.00
9/30/01                           35.76         0.09         (15.38)       (0.12)       (0.10)        (8.51)           -       11.74
9/30/00                           25.38         0.07          14.45            -            -         (4.14)           -       35.76
9/30/99                           17.50        (0.06)          7.94                         -             -            -       25.38
Service Class
10/01/03 through 3/31/04 /21/    $11.79       $(0.07)        $ 3.65      $     -     $      -     $       -      $     -      $15.37
9/30/03                            8.67        (0.12)          3.24            -            -             -            -       11.79
9/30/02                           11.36        (0.19)         (2.50)           -            -             -            -        8.67
9/30/01                           34.91         0.03         (14.89)       (0.08)       (0.10)        (8.51)           -       11.36
9/30/00                           24.93        (0.03)         14.15            -            -         (4.14)           -       34.91
9/30/99                           17.24        (0.13)          7.82            -            -             -            -       24.93
Investor A Class
10/01/03 through 3/31/04 /21/    $11.51       $(0.08)        $ 3.55      $     -     $      -     $       -      $     -      $14.98
9/30/03                            8.48        (0.13)          3.16            -            -             -            -       11.51
9/30/02                           11.12        (0.14)         (2.50)           -            -             -            -        8.48
9/30/01                           34.47        (0.01)        (14.65)       (0.08)       (0.10)        (8.51)           -       11.12
9/30/00                           24.73        (0.06)         13.94            -            -         (4.14)           -       34.47
9/30/99                           17.12        (0.13)          7.74            -            -             -            -       24.73
Investor B Class
10/01/03 through 3/31/04 /21/    $10.59       $(0.13)        $ 3.28      $     -     $      -     $       -      $     -      $13.74
9/30/03                            7.86        (0.19)          2.92            -            -             -            -       10.59
9/30/02                           10.39        (0.23)         (2.30)           -            -             -            -        7.86
9/30/01                           33.05        (0.12)        (13.85)       (0.08)       (0.10)        (8.51)           -       10.39
9/30/00                           23.97        (0.26)         13.48            -            -         (4.14)           -       33.05
9/30/99                           16.73        (0.33)          7.57            -            -             -            -       23.97

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                                                                    RATIO OF NET
                              NET                           RATIO OF TOTAL                       INVESTMENT INCOME
                            ASSETS           RATIO OF     EXPENSES TO AVERAGE    RATIO OF NET        TO AVERAGE
                            END OF       NET EXPENSES TO      NET ASSETS       INVESTMENT INCOME      NET ASSETS    PORTFOLIO
         TOTAL              PERIOD         AVERAGE NET        (EXCLUDING        TO AVERAGE NET       (EXCLUDING     TURNOVER
         RETURN              (000)            ASSETS           WAIVERS)              ASSETS            WAIVERS)       RATE
     ===============     ============   ================= ===================  ================= ================== =========
       23.95%/4,12/      $    7,121            2.12%/2/          2.12%/2/          (1.25)%/2/        (1.25)%/2/       79%
       28.42/4,12/            5,839            2.13              2.16              (1.13)            (1.15)          240
       (9.45)/4/              6,113            2.10              2.12              (1.32)            (1.33)          260
       (0.65)/4/              7,051            2.09              2.09              (0.37)            (0.37)          184
       15.79/4/               4,666            2.08              2.08              (0.43)            (0.43)          168
        3.93/4/               9,162            2.08              2.08              (0.34)            (0.34)           48

       29.82%/15/        $    1,803            1.30%/2/          2.28%/2/          (0.86)%/2/        (1.84)%/2/       32%
       43.59                  1,238            1.30              2.96              (0.62)            (2.28)          218
      (16.50)                   835            1.30/2/           2.532             (0.60)/2/         (1.83)/2/       233

       29.91%/16/        $       --            1.60%/2/          2.67%/2/          (1.07)%/2/        (2.14)%/2/       32%
       43.59                     --            1.60              3.26              (0.92)            (2.58)          218
      (16.50)                    --            1.60/2/           2.832             (0.90)/2/         (2.13)/2/       233

       29.49%/3,16/        $  1,641            1.73%/2/          2.87%/2/          (1.31)%/2/        (2.45)%/2/       32%
       43.59/3/                   7            1.77              3.43              (1.09)            (2.75)          218
      (16.50)/3/                 --            1.77/2/           3.002             (1.07)/2/         (2.30)/2/       233

       29.07%/4,16/      $      554            2.48%/2/          3.58%/2/          (2.05)%/2/        (3.15)%/2/       32%
       43.59/4/                  --            2.52              4.18              (1.84)            (3.50)          218
      (16.50)/4/                 --            2.52/2/           3.752             (1.82)/2/         (3.05)/2/       233

       29.07%/4,16/      $      653            2.48%/2/          3.65%/2/          (2.06)%/2/        (3.23)%/2/       32%
       43.59/4/                  --            2.52              4.18              (1.84)            (3.50)          218
      (16.50)/4/                 --            2.52/2/           3.75/2/             (1.82)/2/         (3.05)/2/       233

       30.59%/12/        $  263,194            0.90%/2/          0.90%/2/          (0.75)%/2/        (0.75)%/2/       46%
       36.22/12/            164,857            0.89              0.92              (0.75)            (0.78)          167
      (23.34)               176,858            0.85              0.87              (0.67)            (0.69)          238
      (53.73)               843,359            0.82              0.82               0.52              0.52           363
       63.03              2,196,700            0.78              0.78               0.20              0.20           218
       44.95              1,426,124            0.82              0.82              (0.25)            (0.25)          176

       30.37%/12/        $    4,333            1.20%/2/          1.20%/2/          (1.05)%/2/        (1.05)%/2/       46%
       35.99/12/             23,466            1.19              1.22              (1.05)            (1.08)          167
      (23.68)                29,023            1.15              1.17              (0.97)            (0.99)          238
      (53.76)               141,001            1.11              1.11               0.20              0.20           363
       62.51                315,647            1.08              1.08              (0.09)            (0.09)          218
       44.52                170,900            1.12              1.12              (0.55)            (0.55)          176

       30.15%/3,12/      $  130,112            1.33%/2/          1.43%/2/          (1.19)%/2/        (1.29)%/2/       46%
       35.73/3,12/          102,642            1.37              1.40              (1.22)            (1.25)          167
      (23.74)/3/             95,620            1.33              1.36              (1.14)            (1.17)          238
      (53.90)/3/             85,211            1.29              1.29               0.02              0.02           363
       61.96/3/             175,112            1.23              1.23              (0.21)            (0.21)          218
       44.37/3/              79,478            1.23              1.23              (0.66)            (0.66)          176

       29.75%/4,12/      $   29,857            2.08%/2/          2.08%/2/          (1.94)%/2/        (1.94)%/2/       46%
       34.73/4,12/           24,167            2.11              2.14              (1.97)            (2.00)          167
      (24.35)/4/             21,958            2.07              2.10              (1.89)            (1.92)          238
      (54.22)/4/             37,351            2.03              2.03              (0.69)            (0.69)          363
       61.07/4/              95,922            1.98              1.98              (0.96)            (0.96)          218
       43.28/4/              44,109            2.00              2.00              (1.43)            (1.43)          176

                                BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                        NET                         NET GAIN                               DISTRIBUTIONS     NET
                                       ASSET                       (LOSS) ON    DISTRIBUTIONS                 FROM NET      ASSET
                                       VALUE           NET        INVESTMENTS     FROM NET    DISTRIBUTIONS   REALIZED      VALUE
                                     BEGINNING     INVESTMENT    (BOTH REALIZED  INVESTMENT       FROM         CAPITAL      END OF
                                     OF PERIOD    INCOME (LOSS) AND UNREALIZED)   INCOME11       CAPITAL        GAINS       PERIOD
                                    =========== =============== =============== ===========  ============= ============== ==========
    Investor C Class
    10/01/03 through 3/31/04 /21/   $   10.60     $   (0.12)       $   3.27     $      -      $      -     $       -     $   13.75
    9/30/03                              7.86         (0.18)           2.92            -             -             -         10.60
    9/30/02                             10.39         (0.23)          (2.30)           -             -             -          7.86
    9/30/01                             33.05         (0.12)         (13.85)       (0.08)        (0.10)        (8.51)        10.39
    9/30/00                             23.97         (0.22)          13.44            -             -         (4.14)        33.05
    9/30/99                             16.73         (0.35)           7.59            -             -             -         23.97
    -------------------
    U. S. Opportunities
    -------------------
    Institutional Class
    10/01/03 through 3/31/04 /21/   $   16.56     $   (0.12)       $   3.87     $      -      $      -     $       -     $   20.31
    9/30/03                             13.06         (0.16)           3.66            -             -             -         16.56
    9/30/02                             17.76         (0.23)/20/      (4.06)       (0.41)            -             -         13.06
    9/30/01                             45.41          0.04          (17.61)           -             -        (10.08)        17.76
    9/30/00                             24.73          0.03           23.95            -             -         (3.30)        45.41
    9/30/99                              9.38         (0.06)          15.41            -             -             -         24.73
    Service Class
    10/01/03 through 3/31/04 /21/   $   16.27     $   (0.12)/20/   $   3.77     $      -      $      -     $       -     $   19.92
    9/30/03                             12.88         (0.19)           3.58            -             -             -         16.27
    9/30/02                             17.51         (0.51)          (3.79)       (0.33)            -             -         12.88
    9/30/01                             45.08         (0.05)         (17.44)           -             -        (10.08)        17.51
    9/30/00                             24.64         (0.07)          23.81            -             -         (3.30)        45.08
    9/30/99                              9.38         (0.07)          15.33            -             -             -         24.64
    Investor A Class
    10/01/03 through 3/31/04 /21/   $   16.17     $   (0.14)       $   3.75     $      -      $      -     $       -     $   19.78
    9/30/03                             12.81         (0.21)           3.57            -             -             -         16.17
    9/30/02                             17.41         (0.42)          (3.89)       (0.29)            -             -         12.81
    9/30/01                             44.93         (0.09)         (17.35)           -             -        (10.08)        17.41
    9/30/00                             24.60         (0.17)          23.80            -             -         (3.30)        44.93
    9/30/99                              9.38         (0.11)          15.33            -             -             -         24.60
    Investor B Class
    10/01/03 through 3/31/04 /21/   $   15.55     $   (0.21)       $   3.61     $      -      $      -     $       -     $   18.95
    9/30/03                             12.41         (0.32)           3.46            -             -             -         15.55
    9/30/02                             16.86         (0.54)          (3.78)       (0.13)            -             -         12.41
    9/30/01                             44.15         (0.28)         (16.93)           -             -        (10.08)        16.86
    9/30/00                             24.38         (0.45)          23.52            -             -         (3.30)        44.15
    9/30/99                              9.36         (0.18)          15.20            -             -             -         24.38
    Investor C Class
    10/01/03 through 3/31/04 /21/   $   15.53     $   (0.21)       $   3.62     $      -      $      -     $       -     $   18.94
    9/30/03                             12.40         (0.32)           3.45            -             -             -         15.53
    9/30/02                             16.85         (0.55)          (3.77)       (0.13)            -             -         12.40
    9/30/01                             44.14         (0.29)         (16.92)           -             -        (10.08)        16.85
    9/30/00                             24.38         (0.44)          23.50            -             -         (3.30)        44.14
    9/30/99                              9.36         (0.16)          15.18            -             -             -         24.38
    -----------------------------------------
    Global Science & Technology Opportunities
    -----------------------------------------
    Institutional Class
    10/01/03 through 3/31/04 /21/   $    5.46     $   (0.04)       $   0.85     $      -      $      -     $       -     $    6.27
    9/30/03                              3.59         (0.05)           1.92            -             -             -          5.46
    9/30/02                              4.41         (0.06)/20/      (0.76)           -             -             -          3.59
    9/30/01                             12.49          0.01           (8.09)           -             -             -          4.41
    5/15/001 through 9/30/00            10.00         (0.01)           2.50            -             -             -         12.49
    Service Class
    10/01/03 through 3/31/04 /21/   $    5.41     $   (0.04)       $   0.83     $      -      $      -     $       -     $    6.20
    9/30/03                              3.57         (0.06)/20/       1.90            -             -             -          5.41
    9/30/02                              4.39         (0.06)/20/      (0.76)           -             -             -          3.57
    9/30/01                             12.47             -           (8.08)           -             -             -          4.39
    5/15/00 /1/ through 9/30/00         10.00         (0.01)           2.48            -             -             -         12.47


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                                                                   RATIO OF NET
                            NET                           RATIO OF TOTAL                         INVESTMENT INCOME
                           ASSETS        RATIO OF      EXPENSES TO AVERAGE      RATIO OF NET        TO AVERAGE
                           END OF    NET EXPENSES TO        NET ASSETS       INVESTMENT INCOME      NET ASSETS      PORTFOLIO
         TOTAL             PERIOD      AVERAGE NET          (EXCLUDING         TO AVERAGE NET       (EXCLUDING      TURNOVER
         RETURN            (000)          ASSETS             WAIVERS)              ASSETS            WAIVERS)         RATE
======================= =========== ================= ===================== =================== ================== ==========
        29.72%/4,12/     $ 16,367         2.08%/2/            2.08%/2/              (1.94)%/2/         (1.94)%/2/       46%
        34.86/4,12/        11,396         2.11                2.14                  (1.97)             (2.00)          167
       (24.35)/4/           9,665         2.07                2.10                  (1.89)             (1.92)          238
       (54.21)/4/          18,170         2.03                2.03                  (0.67)             (0.67)          363
        61.07/4/           49,276         1.99                1.99                  (0.92)             (0.92)          218
        43.28/4/           13,541         2.05                2.05                  (1.48)             (1.48)          176

        22.64%/12/       $  6,391         1.59%/2/            1.59%/2/              (1.00)%/2/         (1.00)%/2/       61%
        26.80               7,235         1.52                1.59                  (0.87)             (0.94)          248
       (25.04)             10,867         1.45                1.49                  (1.23)             (1.27)          361
       (46.34)             35,869         1.45                1.47                   0.15               0.14           402
       103.63             106,727         1.44                1.44                   0.09               0.09           445
       163.37              28,106         1.43                1.65                  (0.72)             (0.94)          346

        22.43%/12/       $  1,966         1.90%/2/            1.91%/2/              (1.44)%/2/         (1.45)%/2/       61%
        26.32                 421         1.83                1.89                  (1.17)             (1.24)          248
       (25.26)                483         1.75                1.79                  (1.51)             (1.56)          361
       (46.55)              1,059         1.75                1.77                  (0.19)             (0.21)          402
       102.98               2,824         1.75                1.75                  (0.20)             (0.20)          445
       162.41                 690         1.73                1.92                  (1.00)             (1.19)          346

        22.33%/3,12/     $ 33,902         2.03%/2/            2.14%/2/              (1.44)%/2/         (1.55)%/2/       61%
        26.23/3/           29,258         2.00                2.06                  (1.34)             (1.40)          248
       (25.39)/3/          28,733         1.92                1.97                  (1.68)             (1.73)          361
       (46.61)/3/          51,232         1.93                1.94                  (0.30)             (0.32)          402
       102.68/3/          151,588         1.91                1.91                  (0.41)             (0.41)          445
       162.26/3/           45,429         1.90                2.23                  (1.17)             (1.50)          346

        21.87%/4,12/     $ 46,031         2.78%/2/            2.79%/2/              (2.19)%/2/         (2.20)%/2/       61%
        25.30/4/           41,259         2.74                2.81                  (2.09)             (2.15)          248
       (25.92)/4/          43,883         2.67                2.72                  (2.43)             (2.47)          361
       (47.01)/4/          79,401         2.67                2.69                  (1.06)             (1.08)          402
       101.17/4/          213,237         2.66                2.66                  (1.14)             (1.14)          445
       160.19/4/           53,476         2.65                3.01                  (1.91)             (2.27)          346

        21.96%/4,12/     $ 22,737         2.78%/2/            2.79%/2/              (2.19)%/2/         (2.20)%/2/      61%
        25.24/4/           20,761         2.74                2.81                  (2.09)             (2.15)          248
       (25.93)/4/          22,020         2.67                2.72                  (2.43)             (2.48)          361
       (47.02)/4/          42,007         2.67                2.69                  (1.02)             (1.04)          402
       101.12/4/          133,540         2.65                2.65                  (1.12)             (1.12)          445
       160.19/4/           19,993         2.63                2.93                  (1.91)             (2.21)          346

        14.84%/12/       $  2,641         1.43%/2/            1.57%/2/              (1.17)%/2/         (1.31)%/2/      58%
        52.09               2,821         1.35                1.63                  (1.06)             (1.34)          226
       (18.59)              2,385         1.20                1.31                  (1.00)             (1.11)          587
       (64.69)              7,189         1.20                1.45                   0.14              (0.11)          748
        24.90              21,383         1.20/2/             2.19/2/               (0.21)/2/          (1.20)/2/       175

        14.60%/12/       $    118         1.73%/2/            1.88%/2/              (1.47)%/2/         (1.63)%/2/       58%
        51.54                 108         1.67                1.88                  (1.38)             (1.59)          226
       (18.68)                 30         1.50                1.63                  (1.30)             (1.43)          587
       (64.80)                 19         1.50                1.73                   0.00              (0.24)          748
        24.70                  17         1.50/2/             2.49/2/               (0.51)/2/          (1.50)/2/       175

                                BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                        NET                     NET GAIN                                                    NET
                                       ASSET                   (LOSS) ON    DISTRIBUTIONS    DISTRIBUTIONS    REDEMPTION   ASSET
                                       VALUE       NET        INVESTMENTS     FROM NET        FROM NET        FEE ADDED    VALUE
                                     BEGINNING  INVESTMENT   (BOTH REALIZED  INVESTMENT   REALIZED CAPITAL   TO PAID-IN    END OF
                                     OF PERIOD INCOME (LOSS  AND UNREALIZED)  INCOME11          GAINS          CAPITAL     PERIOD
                                    ========== ============= =============== ============ ================= ============  ======
     Investor A Class
     10/01/03 through 3/31/04 /21/   $ 5.38      $(0.05)       $ 0.82       $    -           $    -         $     -      $ 6.15
     9/30/03                           3.55       (0.07)         1.90            -                -               -        5.38
     9/30/02                           4.38       (0.09)        (0.74)           -                -               -        3.55
     9/30/01                          12.47       (0.03)        (8.06)           -                -               -        4.38
     5/15/00 /1/ through 9/30/00      10.00       (0.02)         2.49            -                -               -       12.47
     Investor B Class
     10/01/03 through 3/31/04 /21/   $ 5.24      $(0.07)       $ 0.81       $    -           $    -         $     -      $ 5.98
     9/30/03                           3.49       (0.10)         1.85            -                -               -        5.24
     9/30/02                           4.33       (0.14)        (0.70)           -                -               -        3.49
     9/30/01                          12.44       (0.09)        (8.02)           -                -               -        4.33
     5/15/00 /1/ through 9/30/00      10.00       (0.03)         2.47            -                -               -       12.44
     Investor C Class
     10/01/03 through 3/31/04 /21/   $ 5.24      $(0.07)       $ 0.81       $    -           $    -         $     -      $ 5.98
     9/30/03                           3.49       (0.10)         1.85            -                -               -        5.24
     9/30/02                           4.33       (0.15)        (0.69)           -                -               -        3.49
     9/30/01                          12.44       (0.10)        (8.01)           -                -               -        4.33
     5/15/00 /1/ through 9/30/00      10.00       (0.03)         2.47            -                -               -       12.44
     ---------------
     European Equity
     ---------------
     Institutional Class
     10/01/03 through 3/31/04 /21/   $ 6.05      $ 0.03        $ 1.14       $(0.11)          $    -         $     -      $ 7.11
     9/30/03                           5.51        0.06          0.51        (0.03)               -               -        6.05
     9/30/02                           7.21        0.18         (1.71)       (0.17)               -               -        5.51
     9/30/01                           9.51        0.04         (2.31)       (0.01)           (0.02)              -        7.21
     6/23/00 /1/ through 9/30/00      10.00           -         (0.49)           -                -               -        9.51
     Service Class
     10/01/03 through 3/31/04 /21/   $ 6.05      $(0.06)       $ 1.17       $(0.12)          $    -         $     -      $ 7.04
     9/30/03                           5.51        0.04          0.50            -                -               -        6.05
     9/30/02                           7.22        0.02/20/     (1.58)       (0.15)               -               -        5.51
     9/30/01                           9.50        0.02         (2.30)           -                -               -        7.22
     6/23/00 /1/ through 9/30/00      10.00       (0.06)        (0.44)           -                -               -        9.50
     Investor A Class
     10/01/03 through 3/31/04 /21/   $ 6.05      $(0.02)       $ 1.17       $(0.08)          $    -         $     -      $ 7.12
     9/30/03                           5.50        0.04          0.51            -                -               -        6.05
     9/30/02                           7.20        0.15         (1.73)       (0.12)               -               -        5.50
     9/30/01                           9.50       (0.02)        (2.28)           -                -               -        7.20
     6/23/00 /1/ through 9/30/00      10.00           -         (0.50)           -                -               -        9.50
     Investor B Class
     10/01/03 through 3/31/04 /21/   $ 5.94      $(0.05)       $ 1.16       $(0.03)          $    -         $     -      $ 7.02
     9/30/03                           5.45       (0.01)         0.50            -                -               -        5.94
     9/30/02                           7.12        0.10         (1.70)       (0.07)               -               -        5.45
     9/30/01                           9.48       (0.07)        (2.29)           -                -               -        7.12
     6/23/00 /1/ through 9/30/00      10.00       (0.01)        (0.51)           -                -               -        9.48
     Investor C Class
     10/01/03 through 3/31/04 /21/   $ 5.95      $(0.03)       $ 1.14       $    -           $    -         $     -      $ 7.06
     9/30/03                           5.46        0.02          0.47            -                -               -        5.95
     9/30/02                           7.13        0.09         (1.69)       (0.07)               -               -        5.46
     9/30/01                           9.48       (0.07)        (2.28)           -                -               -        7.13
     6/23/00 /1/ through 9/30/00      10.00       (0.02)        (0.50)           -                -               -        9.48
     --------------------
     International Equity
     --------------------
     Institutional Class
     10/01/03 through 3/31/04 /21/   $ 7.80      $(0.02)       $ 2.39/22/   $(0.09)          $    -         $  0.02      $10.10
     9/30/03                           7.01        0.07          0.71            -                -            0.01        7.80
     9/30/02                           8.21        0.31         (1.46)           -            (0.05)              -        7.01
     9/30/01                          13.92        0.06         (3.63)           -            (2.14)              -        8.21
     9/30/00                          15.94        0.07          0.09        (0.05)           (2.13)              -       13.92
     9/30/99                          13.23        0.07          3.57        (0.13)           (0.80)              -       15.94


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                                                                    RATIO OF NET
                             NET                           RATIO OF TOTAL                         INVESTMENT INCOME
                           ASSETS         RATIO OF      EXPENSES TO AVERAGE      RATIO OF NET        TO AVERAGE
                           END OF     NET EXPENSES TO        NET ASSETS       INVESTMENT INCOME      NET ASSETS      PORTFOLIO
         TOTAL             PERIOD       AVERAGE NET          (EXCLUDING         TO AVERAGE NET       (EXCLUDING      TURNOVER
         RETURN             (000)          ASSETS             WAIVERS)              ASSETS            WAIVERS)         RATE
======================= ============ ================= ===================== =================== ================== ==========
           14.31%/3,12/  $   12,790         1.86%/2/            2.11%/2/              (1.60)%/2/         (1.85)%/2/       58%
           51.55/3/          11,406         1.83                2.10                  (1.53)             (1.81)          226
          (18.95)/3/          9,104         1.67                1.79                  (1.47)             (1.59)          587
          (64.88)/3/         14,551         1.67                1.91                  (0.36)             (0.60)          748
           24.70/3/          41,474         1.67/2/             2.66/2/               (0.68)/2/          (1.67)/2/       175

           14.12%/4,12/  $   16,471         2.61%/2/            2.76%/2/              (2.35)%/2/         (2.50)%/2/       58%
           50.14/4/          16,646         2.57                2.85                  (2.28)             (2.55)          226
          (19.40)/4/         12,944         2.38                2.50                  (2.18)             (2.29)          587
          (65.19)/4/         22,062         2.42                2.65                  (1.12)             (1.35)          748
           24.40/4/          60,094         2.42/2/              3.41/2/              (1.43)/2/          (2.42)/2/       175

           14.12%/4,12/  $    4,103         2.61%/2/            2.76%/2/              (2.35)%/2/         (2.50)%/2/       58%
           50.14/4/           4,024         2.57                2.85                  (2.28)             (2.55)          226
          (19.40)/4/          3,010         2.59                2.72                  (2.37)             (2.50)          587
          (65.19)/4/          5,708         2.42                2.65                  (1.09)             (1.32)          748
           24.40/4/          13,057         2.42/2/             3.41/2/               (1.43)/2/          (2.42)/2/       175

           19.35%/12/    $    2,451         1.45%/2/            2.48%/2/              (0.17)%/2/         (1.20)%/2/       33%
           10.40/12/          3,534         1.45                3.15                   0.90              (0.79)          192
          (21.81)             5,212         1.45                1.83                   2.46               2.08            88
          (24.00)             5,687         1.45                2.41                   0.19              (0.77)          218
           (4.90)             4,848         1.45/2/             6.12/2/                0.08/2/           (4.59)/2/       177

           18.44%/12/    $        -         1.75%/2/            2.78%/2/              (0.47)%/2/         (1.50)%/2/       33%
            9.80/12/              -         1.75                3.45                   0.60              (1.09)          192
          (22.12)                 -         1.75                2.11                   0.30              (0.06)           88
          (24.00)                64         1.60                2.69                   1.31               0.22           218
           (5.00)                 -         1.75/2/             6.42                  (0.22)/2/          (4.89)/2/       177

           19.08%/3,12/  $      522         1.88%/2/            3.01%/2/              (0.52)%/2/         (1.64)%/2/       33%
           10.00/3,12/          492         1.91                3.62                   0.54              (1.17)          192
          (22.32)/3,12/         547         1.92                2.28                   2.25               1.89            88
          (24.21)/3/            959         1.92                2.86                  (0.23)             (1.17)          218
           (5.00)/3/            472         1.92/2/             6.59/2/               (0.39)/2/          (5.06)/2/       177

           18.76%/4,12/  $    1,170         2.63%/2/            3.66%/2/              (1.30)%/2/         (2.33)%/2/       33%
            8.99/4,12/        1,109         2.67                4.38                  (0.22)             (1.93)          192
          (22.75)/4,12/       1,416         2.65                3.01                   1.36               1.00            88
          (24.89)/4/          2,060         2.65                3.56                  (0.97)             (1.87)          218
           (5.20)/4/            381         2.67/2/             7.34/2/               (1.14)/2/          (5.81)/2/       177

           18.66%/4,12/  $      181         2.63%/2/            3.70%/2/              (1.40)%/2/         (2.47)%/2/       33%
            8.97/4,12/          297         2.67                4.17                   0.01              (1.48)          192
          (22.72)/4,12/         556         2.72                3.11                   1.31               0.93            88
          (24.79)/4/            750         2.65                3.56                  (0.94)             (1.84)          218
           (5.20)/4/            101         2.67/2/             7.34/2/               (1.14)/2/          (5.81)/2/       177

           30.85%/16/    $   21,380         1.17%/2/            1.29%/2/              (0.07)%/2/         (0.19)%/2/       77%
           11.27/18/         83,521         1.11                1.18                   0.67               0.60           132
          (14.16)           228,086         1.06                1.12                   3.14               3.08           275
          (29.74)           410,744         1.06                1.07                   0.46               0.45           306
            0.12          1,109,017         1.06                1.07                   0.35               0.34           153
           28.59          1,116,766         1.04                1.04                   0.55               0.55            62

                                BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                 NET                           NET GAIN                                                        NET
                                ASSET                         (LOSS) ON      DISTRIBUTIONS     DISTRIBUTIONS    REDEMPTION    ASSET
                                VALUE          NET           INVESTMENTS        FROM NET         FROM NET        FEE ADDED    VALUE
                              BEGINNING    INVESTMENT       (BOTH REALIZED     INVESTMENT    REALIZED CAPITAL   TO PAID-IN   END OF
                              OF PERIOD   INCOME (LOSS)    AND UNREALIZED)       INCOME            GAINS          CAPITAL    PERIOD
                             =========== ================ ================= =============== ================== ============ ========
Service Class
10/01/03 through 3/31/04 /21/ $   7.66     $  0.02            $  2.30/22/     $   (0.06)                -        $  0.02    $   9.94
9/30/03                           6.90        0.04               0.71                 -                 -           0.01        7.66
9/30/02                           8.12        0.21              (1.38)                -             (0.05)             -        6.90
9/30/01                          13.82        0.03              (3.59)                -             (2.14)             -        8.12
9/30/00                          15.84        0.04               0.08             (0.01)            (2.13)             -       13.82
9/30/99                          13.15       (0.02)              3.59             (0.08)            (0.80)             -       15.84
Investor A Class
10/01/03 through 3/31/04 /21/ $   7.56     $     -            $  2.30/22/     $   (0.06)         $      -        $  0.02    $   9.82
9/30/03                           6.83        0.05               0.67                 -                 -           0.01        7.56
9/30/02                           8.04        0.20/20/          (1.36)                -             (0.05)             -        6.83
9/30/01                          13.76        0.01              (3.59)                -             (2.14)             -        8.04
9/30/00                          15.79           -               0.08                 -             (2.11)             -       13.76
9/30/99                          13.14       (0.05)              3.58             (0.08)            (0.80)             -       15.79
Investor B Class
10/01/03 through 3/31/04 /21/ $   7.21     $ (0.03)           $  2.22/22/     $   (0.01)         $      -        $  0.02    $   9.41
9/30/03                           6.56       (0.02)              0.66                 -                 -           0.01        7.21
9/30/02                           7.79        0.16              (1.34)                -             (0.05)             -        6.56
9/30/01                          13.45       (0.08)             (3.44)                -             (2.14)             -        7.79
9/30/00                          15.55       (0.10)              0.08                 -             (2.08)             -       13.45
9/30/99                          12.94       (0.10)              3.51                 -             (0.80)             -       15.55
Investor C Class
10/01/03 through 3/31/04 /21/ $   7.30     $ (0.04)           $  2.25/22/     $       -          $      -        $  0.02    $   9.53
9/30/03                           6.54        0.02               0.73                 -                 -           0.01        7.30
9/30/02                           7.80        0.05              (1.26)                -             (0.05)             -        6.54
9/30/01                          13.45       (0.06)             (3.45)                -             (2.14)             -        7.80
9/30/00                          15.55       (0.06)              0.04                 -             (2.08)             -       13.45
9/30/99                          12.94       (0.02)              3.43                 -             (0.80)             -       15.55
---------------------------
International Opportunities
---------------------------
Institutional Class
10/01/03 through 3/31/04 /21/ $  19.96     $ (0.02)           $  4.94         $   (0.02)         $      -        $     -    $  24.86
9/30/03                          15.22           -               4.73                 -                 -           0.01       19.96
9/30/02                          14.86        0.05               0.27                 -                 -           0.04       15.22
9/30/01                          22.54        0.30              (7.93)                -             (0.05)             -       14.86
9/30/00                          12.90        0.13              10.91                 -             (1.40)             -       22.54
9/30/99                           9.56        0.03               4.44             (0.02)            (1.11)             -       12.90
Service Class
10/01/03 through 3/31/04 /21/ $  19.59     $ (0.07)/20/       $  4.87         $   (0.02)         $      -        $     -    $  24.37
9/30/03                          14.98        0.05               4.55                 -                 -           0.01       19.59
9/30/02                          14.66       (0.02)              0.30                 -                 -           0.04       14.98
9/30/01                          22.36        0.29              (7.94)                -             (0.05)             -       14.66
9/30/00                          12.84        0.08              10.84                 -             (1.40)             -       22.36
9/30/99                           9.56        0.02               4.39             (0.02)            (1.11)             -       12.84
Investor A Class
10/01/03 through 3/31/04 /21/ $  19.49     $ (0.13)/20/       $  4.89         $   (0.02)         $      -        $     -    $  24.23
9/30/03                          14.94        0.01               4.53                 -                 -           0.01       19.49
9/30/02                          14.65       (0.03)              0.28                 -                 -           0.04       14.94
9/30/01                          22.34        0.13              (7.77)                -             (0.05)             -       14.65
9/30/00                          12.84        0.08              10.82                 -             (1.40)             -       22.34
9/30/99                           9.54       (0.01)              4.42                 -             (1.11)             -       12.84
Investor B Class
10/01/03 through 3/31/04 /21/ $  18.83     $ (0.14)           $  4.65         $   (0.02)         $      -        $     -    $  23.32
9/30/03                          14.54       (0.12)              4.40                 -                 -           0.01       18.83
9/30/02                          14.37       (0.16)              0.29                 -                 -           0.04       14.54
9/30/01                          22.06        0.01              (7.65)                -             (0.05)             -       14.37
9/30/00                          12.78       (0.04)             10.72                 -             (1.40)             -       22.06
9/30/99                           9.48       (0.10)              4.51                 -             (1.11)             -       12.78
Investor C Class
10/01/03 through 3/31/04 /21/ $  18.84     $ (0.11)           $  4.62         $   (0.02)         $      -        $     -    $  23.33
9/30/03                          14.54       (0.11)/20/          4.40                 -                 -           0.01       18.84
9/30/02                          14.36       (0.15)              0.29                 -                 -           0.04       14.54
9/30/01                          22.06        0.01              (7.66)                -             (0.05)             -       14.36
9/30/00                          12.78       (0.04)             10.72                 -             (1.40)             -       22.06
9/30/99                           9.48       (0.03)              4.44                 -             (1.11)             -       12.78

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                                                                                                   RATIO OF NET
                             NET                          RATIO OF TOTAL                         INVESTMENT INCOME
                           ASSETS        RATIO OF      EXPENSES TO AVERAGE      RATIO OF NET        TO AVERAGE
                           END OF    NET EXPENSES TO        NET ASSETS       INVESTMENT INCOME      NET ASSETS      PORTFOLIO
          TOTAL            PERIOD      AVERAGE NET          (EXCLUDING         TO AVERAGE NET       (EXCLUDING      TURNOVER
         RETURN             (000)         ASSETS             WAIVERS)              ASSETS            WAIVERS)         RATE
======================== ========== ================= ===================== =================== ================== ==========
           30.66%/16/     $  5,321        1.47%/2/            1.58%/2/            (0.43)%/2/         (0.54)%/2/         77%
           11.02/19/        21,514        1.41                1.48                 0.47               0.40             132
          (14.57)           62,149        1.36                1.42                 2.51               2.44             275
          (29.91)           78,595        1.36                1.37                 0.28               0.26             306
           (0.15)          134,447        1.36                1.37                 0.06               0.05             153
           28.14           118,323        1.34                1.34                 0.21               0.21              62

           30.80%/3,16/   $ 13,783        1.60%/2/            1.92%/2/            (0.18)%/2/         (0.50)%/2/         77%
           10.69/3,19/      12,054        1.60                1.68                 0.58               0.50             132
          (14.59)/3,12/     16,088        1.55                1.60                 2.41               2.35             275
          (30.24)/3/        48,813        1.54                1.55                 0.10               0.08             306
           (0.32)/3/        29,881        1.53                1.53                (0.08)             (0.08)            153
           27.82/3/         33,106        1.48                1.48                 0.23               0.23              62

           30.64%/4,17/   $  2,921        2.35%/2/            2.58%/2/            (0.91)%/2/         (1.14)%/2/         77%
            9.91/4,19/       2,411        2.35                2.43                (0.21)             (0.29)            132
          (15.31)/4,12/      2,743        2.27                2.33                 1.83               1.77             275
          (30.53)/4/         4,226        2.28                2.29                (0.73)             (0.74)            306
           (1.10)/4/         8,399        2.28                2.29                (0.85)             (0.86)            153
           26.98/4/          7,822        2.26                2.26                (0.66)             (0.66)             62

           30.55%/4,17/   $  1,520        2.35%/2/            2.60%/2/            (0.79)%/2/         (1.04)%/2/         77%
           11.62/4,19/         939        2.34                2.42                 0.17               0.09             132
          (15.68)/4,12/      1,344        2.31                2.37                 0.50               0.44             275
          (30.44)/4/         2,105        2.27                2.28                (0.62)             (0.64)            306
           (1.10)/4/         1,723        2.28                2.28                (0.71)             (0.71)            153
           26.98/4/          1,018        2.26                2.26                (0.27)             (0.27)             62

           24.64%/14/     $ 93,582        1.45%/2/            1.46%/2/            (0.32)%/2/         (0.33)%/2/         70%
           31.14/13/        57,951        1.41                1.51                 0.42               0.32             721
            2.42            54,164        1.33                1.43                 0.27               0.17             104
          (33.93)           60,531        1.33                1.40                 1.36               1.30             207
           91.76            85,206        1.33                1.48                 0.74               0.59             296
           51.88            23,814        1.33                2.00                 0.19              (0.48)            224

           24.49%/14/     $ 11,433        1.75%/2/            1.78%/2/            (0.37)%/2/         (0.39)%/2/         70%
           30.78/14/         1,573        1.72                1.80                 0.30               0.22              72
            2.18               670        1.60                1.70                (0.17)             (0.27)            104
          (34.29)              500        1.63                1.84                 1.50               1.29             207
           91.21               457        1.63                1.69                 0.60               0.54             296
           51.14                 -        1.63                2.30                (0.11)             (0.78)            224

           24.42%/3,13/   $ 80,706        1.88%/2/            2.00%/2/            (0.70)%/2/         (0.82)%/2/         70%
           30.45/3,13/      37,933        1.89                1.98                 0.05              (0.04)             72
            1.98/3,12/      25,969        1.80                1.91                (0.17)             (0.27)            104
          (34.27)/3/        28,781        1.80                1.89                 0.80               0.72             207
           91.04/3/         40,545        1.79                1.85                 0.45               0.39             296
           50.71/3/          1,092        1.80                2.47                (0.23)             (0.90)            224

           23.95%/4,13/   $ 45,652        2.63%/2/            2.64%/2/            (1.53)%/2/         (1.54)%/2/         70%
           29.51/4,13/      31,454        2.63                2.72                (0.74)             (0.83)             72
            1.18/4,12/      25,917        2.54                2.64                (0.93)             (1.03)            104
          (34.71)/4/        27,895        2.55                2.64                 0.06              (0.03)            207
           89.64/4/         56,136        2.52                2.60                (0.27)             (0.33)            296
           49.83/4/          2,208        2.55                3.22                (0.99)             (1.66)            224

           23.93%/4,14/   $ 51,600        2.63%/2/            2.64%/2/            (1.47)%/2/         (1.49)%/2/         70%
           29.57/4,13/      26,912        2.63                2.72                (0.71)             (0.80)             72
            1.25/4,12/      18,599        2.55                2.66                (0.95)             (1.05)            104
          (34.71)/4/        21,019        2.55                2.66                 0.07              (0.03)            207
           89.64/4/         43,722        2.52                2.58                (0.27)             (0.32)            296
           49.83/4/          1,019        2.55                3.22                (0.99)             (1.66)            224

                                                                              85

                                BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                 NET                        NET GAIN                                DISTRIBUTIONS              NET
                                ASSET                      (LOSS) ON    DISTRIBUTIONS                  FROM NET   REDEMPTION  ASSET
                                VALUE         NET         INVESTMENTS      FROM NET   DISTRIBUTIONS    REALIZED   FEES ADDED  VALUE
                              BEGINNING   INVESTMENT     (BOTH REALIZED   INVESTMENT       FROM        CAPITAL    TO PAID-IN  END OF
                              OF PERIOD  INCOME (LOSS)  AND UNREALIZED)     INCOME       CAPITAL        GAINS       CAPITAL   PERIOD
                             =========== ============= ================ ============= ============= ============= ==========  ======
-------------------
Asia Pacific Equity
-------------------
Institutional Class
10/01/03 through 3/31/04 /21/   $ 6.90      $    -          $ 1.97         $(0.03)       $    -        $    -       $  -      $ 8.84
9/30/03                           5.86        0.03            1.02          (0.01)            -             -          -        6.90
9/30/02                           6.16       (0.02)          (0.23)         (0.06)            -             -        0.01       5.86
9/30/01                           9.24        0.01           (2.88)         (0.01)            -         (0.20)         -        6.16
6/23/00 /1/ through 9/30/00      10.00        0.02           (0.78)             -             -             -          -        9.24
Service Class
10/01/03 through 3/31/04 /21/   $ 6.90      $(0.03)         $ 1.99         $0.07)        $    -        $    -       $  -      $ 8.79
9/30/03                           5.86        0.03            1.02          0.01)             -             -          -        6.90
9/30/02                           6.16       (0.07)          (0.24)            -              -             -        0.01       5.86
9/30/01                           9.20       (0.05)          (2.78)         0.01)             -         (0.20)         -        6.16
6/23/00 /1/ through 9/30/00      10.00       (0.02)          (0.78)            -              -             -          -        9.20
Investor A Class
10/01/03 through 3/31/04 /21/   $ 6.76      $(0.03)/20/     $ 1.93         $(0.02)       $    -        $    -       $  -      $ 8.64
9/30/03                           5.75        0.02/20/        0.99              -             -             -          -        6.76
9/30/02                           6.06       (0.07)          (0.25)             -             -             -        0.01       5.75
9/30/01                           9.20       (0.04)          (2.89)         (0.01)            -         (0.20)         -        6.06
6/23/00 /1/ through 9/30/00      10.00        0.01           (0.81)             -             -             -          -        9.20
Investor B Class
10/01/03 through 3/31/04 /21/   $ 6.73      $(0.06)         $ 1.92         $(0.02)       $    -        $    -       $  -      $ 8.57
9/30/03                           5.77        0.02/20/        0.94              -             -             -          -        6.73
9/30/02                           6.05       (0.09)          (0.20)             -             -             -        0.01       5.77
9/30/01                           9.22       (0.06)          (2.90)         (0.01)            -         (0.20)         -        6.05
6/23/00 /1/ through 9/30/00      10.00           -           (0.78)             -             -             -          -        9.22
Investor C Class
10/01/03 through 3/31/04 /21/   $ 6.73      $(0.04)/20/     $ 1.91         $(0.02)       $    -        $    -       $  -      $ 8.58
9/30/03                           5.77       (0.09)/20/       1.05              -             -             -          -        6.73
9/30/02                           6.05       (0.25)          (0.04)             -             -             -        0.01       5.77
9/30/01                           9.24       (0.08)          (2.90)         (0.01)            -         (0.20)         -        6.05
6/23/00 /1/ through 9/30/00      10.00           -           (0.76)             -             -             -          -        9.24
-------------
Select Equity
-------------
Institutional Class
10/01/03 through 3/31/04 /21/   $10.32      $ 0.05          $ 1.66         $(0.13)       $    -        $    -       $  -      $11.90
9/30/03                           8.50        0.10/20/        1.83          (0.11)            -             -          -       10.32
9/30/02                          11.25        0.11           (2.86)           -               -             -          -        8.50
9/30/01                          20.77        0.06           (6.46)         (0.05)        (0.02)        (3.05)         -       11.25
9/30/00                          20.77        0.07            1.61          (0.05)            -         (1.63)         -       20.77
9/30/99                          17.01        0.14            4.36          (0.13)            -         (0.61)         -       20.77
Service Class
10/01/03 through 3/31/04 /21/   $10.33      $ 0.04          $ 1.66         $(0.09)       $    -        $    -       $  -      $11.94
9/30/03                           8.44        0.10/20/        1.79              -             -             -          -       10.33
9/30/02                          11.21        0.01/20/       (2.78)             -             -             -          -        8.44
9/30/01                          20.73        0.01           (6.43)         (0.03)        (0.02)        (3.05)         -       11.21
9/30/00                          20.76        0.01            1.61          (0.02)            -         (1.63)         -       20.73
9/30/99                          17.00        0.07            4.37          (0.07)            -         (0.61)         -       20.76
Investor A Class
10/01/03 through 3/31/04 /21/   $10.18      $ 0.03          $ 1.64         $(0.07)       $    -        $    -       $  -      $11.78
9/30/03                           8.41        0.06            1.79          (0.08)            -             -          -       10.18
9/30/02                          11.17       (0.01)          (2.75)             -             -             -          -        8.41
9/30/01                          20.69       (0.02)          (6.42)         (0.01)        (0.02)        (3.05)         -       11.17
9/30/00                          20.75       (0.02)           1.60          (0.01)            -         (1.63)         -       20.69
9/30/99                          17.00        0.05            4.36          (0.05)            -         (0.61)         -       20.75
Investor B Class
10/01/03 through 3/31/04 /21/   $ 9.78      $(0.01)         $ 1.56         $(0.01)       $    -        $    -       $  -      $11.32
9/30/03                           8.06       (0.02)/20/       1.74              -             -             -          -        9.78
9/30/02                          10.79       (0.10)          (2.63)             -             -             -          -        8.06
9/30/01                          20.21       (0.13)          (6.22)             -         (0.02)        (3.05)         -       10.79
9/30/00                          20.44       (0.18)           1.58              -             -         (1.63)         -       20.21
9/30/99                          16.85       (0.10)           4.30              -             -         (0.61)         -       20.44

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                                                                     RATIO OF NET
                              NET                           RATIO OF TOTAL                         INVESTMENT INCOME
                            ASSETS         RATIO OF      EXPENSES TO AVERAGE      RATIO OF NET        TO AVERAGE
                            END OF     NET EXPENSES TO        NET ASSETS       INVESTMENT INCOME      NET ASSETS      PORTFOLIO
          TOTAL             PERIOD       AVERAGE NET          (EXCLUDING         TO AVERAGE NET       (EXCLUDING      TURNOVER
         RETURN              (000)          ASSETS             WAIVERS)              ASSETS            WAIVERS)         RATE
======================== ============ ================= ===================== =================== ================== ==========
           28.57%         $    2,670        1.45%/2/            4.11%/2/              0.01%/2/           (2.65)%/2/       46%
           17.86               2,077        1.45                5.32                  0.59               (3.27)          123
           (3.94)/12/          1,756        1.45                5.64                 (0.26)              (4.45)          107
          (31.69)              1,931        1.45                5.03                  0.11               (3.46)          206
           (7.60)              2,810        1.45/2/             9.16/2/               0.62/2/            (7.09)/2/       145

           28.70%         $        -        1.75%/2/            4.41%/2/             (0.31)%/2/          (2.95)%/2/       46%
           17.91                   -        1.75                5.62                  0.29               (3.57)          123
           (4.87)/12/              -        1.75                8.73                 (0.56)              (6.90)          107
          (31.38)                  -        1.75                4.59                 (0.94)              (3.76)          206
           (8.00)                  -        1.75/2/             9.46/2/              0.322               (7.39)/2/       145
           28.23%/3/      $      277        1.88%/2/            4.61%/2/             (0.17)%/2/          (2.89)%/2/       46%
           17.57/3/               98        1.93                6.34                  0.36               (4.06)          123
           (5.12)/3,12/           52        1.92                3.05                 (0.70)              (1.83)          107
          (32.50)/3/              29        1.93                5.70                 (0.39)              (4.16)          206
           (8.00)/3/              35        1.92/2/             9.63/2/              0.152               (7.56)/2/       145

           27.76%/4/      $      382        2.63%/2/            5.31%/2/             (1.25)%/2/          (3.92)%/2/       46%
           16.64/4/              351        2.67                6.76                  0.41               (3.76)          123
           (4.63)/4,12/           15        2.65                6.57                 (1.46)              (5.38)          107
          (32.75)/4/               9        2.65                6.47                 (0.85)              (4.67)          206
           (7.80)/4/              10        2.67/2/            10.38/2/              (0.60)/2/           (8.31)/2/       145
           27.76%/4/      $      207        2.63%/2/            5.18%/2/             (0.59)%/2/          (3.15)%/2/       46%
           16.64/4/               10        2.61                8.42                 (1.68)              (7.49)          123
           (4.63)/4,12/            1        2.67                3.81                 (0.82)              (1.95)          107
          (32.90)/4/               2        2.66                6.32                 (1.08)              (4.73)          206
           (7.60)/4/               2        2.67/2/            10.38/2/              (0.60)/2/           (8.31)/2/       145
           16.62%/12/     $   59,715        0.81%/2/            0.99%/2/              0.84%/2/            0.66%/2/        41%
           22.80              60,885        0.81                0.96                  0.93                0.79            98
          (24.44)            134,859        0.81                0.87                  0.36                0.30           124
          (35.29)            755,701        0.81                0.82                  0.38                0.37           114
            8.14           1,466,964        0.80                0.80                  0.33                0.33           103
           26.96           1,443,128        0.80                0.80                  0.67                0.67            22

           16.54%/12/     $    1,810        1.11%/2/            1.29%/2/              0.54%/2/            0.36%/2/        41%
           22.39               1,988        1.11                1.26                  0.64                0.49            98
          (24.71)              3,797        1.11                1.16                  0.06                0.02           124
          (35.49)            143,283        1.11                1.12                  0.07                0.06           114
            7.81             232,287        1.10                1.10                  0.03                0.03           103
           26.61             223,215        1.10                1.10                  0.37                0.37            22
          16.50%/3,12/    $   19,818        1.25%/2/            1.53%/2/              0.40%/2/            0.28%/2/        41%
          22.09/3/            19,408        1.28                1.43                  0.45                0.30            98
          (24.71)/3/          24,816        1.28                1.36                 (0.04)              (0.11)          124
          (35.65)/3/          37,267        1.28                1.30                 (0.09)              (0.10)          114
           7.643              76,438        1.25                1.25                 (0.11)              (0.11)          103
          26.443              66,646        1.21                1.21                  0.26                0.26            22

           15.90%/4,12/   $   22,788        1.99%/2/            2.18%/2/             (0.35)%/2/          (0.53)%/2/       41%
           21.34/4/           21,182        2.03                2.18                 (0.30)              (0.45)           98
          (25.30)/4/          22,119        2.03                2.11                 (0.78)              (0.86)          124
          (36.11)/4/          40,403        2.03                2.05                 (0.84)              (0.85)          114
            6.82/4/           81,562        2.01                2.01                 (0.87)              (0.87)          103
           25.38/4/           66,854        2.02                2.02                 (0.55)              (0.55)           22

                                BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                            NET                          NET GAIN                                             NET
                                           ASSET                        (LOSS) ON      DISTRIBUTIONS     DISTRIBUTIONS       ASSET
                                           VALUE          NET          INVESTMENTS        FROM NET         FROM NET          VALUE
                                         BEGINNING     INVESTMENT     (BOTH REALIZED     INVESTMENT    REALIZED CAPITAL     END OF
                                         OF PERIOD   INCOME (LOSS)   AND UNREALIZED)       INCOME            GAINS          PERIOD
                                        =========== =============== ================= =============== ================== ===========
     Investor C Class
     10/01/03 through 3/31/04 /21/      $    9.77     $ (0.01)         $   1.57         $      -          $     -        $   11.33
     9/30/03                                 8.06       (0.02)/20/         1.73                -                -             9.77
     9/30/02                                10.79       (0.11)            (2.62)               -                -             8.06
     9/30/01                                20.20       (0.15)            (6.19)           (0.02)           (3.05)           10.79
     9/30/00                                20.44       (0.16)             1.55                -            (1.63)           20.20
     9/30/99                                16.85       (0.08)             4.28                -            (0.61)           20.44
     ------------
     Index Equity
     ------------
     Institutional Class
     10/01/03 through 3/31/04 /21/      $   19.19     $  0.17          $   2.51        $   (0.16)         $     -        $   21.71
     9/30/03                                15.69        0.30              3.48            (0.28)               -            19.19
     9/30/02                                20.03        0.25             (4.34)           (0.25)               -            15.69
     9/30/01                                27.59        0.26             (7.63)           (0.19)               -            20.03
     9/30/00                                24.69        0.27              2.97            (0.18)           (0.16)           27.59
     9/30/99                                19.65        0.27              5.10            (0.27)           (0.06)           24.69
     Service Class
     10/01/03 through 3/31/04 /21/      $   19.08     $  0.11          $   2.50        $   (0.12)         $     -        $   21.57
     9/30/03                                15.62        0.21              3.47            (0.22)               -            19.08
     9/30/02                                19.97        0.25             (4.41)           (0.19)               -            15.62
     9/30/01                                27.54        0.16             (7.61)           (0.12)               -            19.97
     9/30/00                                24.67        0.16              2.97            (0.10)           (0.16)           27.54
     9/30/99                                19.64        0.19              5.10            (0.20)           (0.06)           24.67
     Investor A Class
     10/01/03 through 3/31/04 /21/      $   19.07     $  0.10          $   2.50        $   (0.11)         $     -        $   21.56
     9/30/03                                15.62        0.18              3.46            (0.19)               -            19.07
     9/30/02                                19.95        0.13             (4.31)           (0.15)               -            15.62
     9/30/01                                27.51        0.12             (7.60)           (0.08)               -            19.95
     9/30/00                                24.66        0.11              2.96            (0.06)           (0.16)           27.51
     9/30/99                                19.64        0.17              5.10            (0.19)           (0.06)           24.66
     Investor B Class
     10/01/03 through 3/31/04 /21/      $   18.75     $  0.02          $   2.46        $   (0.03)         $     -        $   21.20
     9/30/03                                15.35        0.04              3.42            (0.06)               -            18.75
     9/30/02                                19.61       (0.01)            (4.25)               -                -            15.35
     9/30/01                                27.15       (0.06)            (7.48)               -                -            19.61
     9/30/00                                24.44           -              2.84                -            (0.13)           27.15
     9/30/99                                19.52       (0.02)             5.05            (0.05)           (0.06)           24.44
     Investor C Class
     10/01/03 through 3/31/04 /21/      $   18.74     $  0.02          $   2.46        $   (0.03)         $     -        $   21.19
     9/30/03                                15.35        0.04              3.41            (0.06)               -            18.74
     9/30/02                                19.61       (0.01)            (4.25)               -                -            15.35
     9/30/01                                27.15       (0.06)            (7.48)               -                -            19.61
     9/30/00                                24.44           -              2.84                -            (0.13)           27.15
     9/30/99                                19.52           -              5.03            (0.05)           (0.06)           24.44
     --------
     Balanced
     --------
     Institutional Class
     10/01/03 through 3/31/04 /21/      $   12.73     $  0.13          $   1.41        $   (0.14)         $     -        $   14.13
     9/30/03                                11.12        0.35              1.60            (0.34)               -            12.73
     9/30/02                                13.28        0.58             (2.35)           (0.39)               -            11.12
     9/30/01                                20.16        0.35             (4.05)           (0.37)           (2.81)           13.28
     9/30/00                                19.75        0.48              1.10            (0.47)           (0.70)           20.16
     9/30/99                                18.35        0.49              2.18            (0.48)           (0.79)           19.75
     Service Class
     10/01/03 through 3/31/04 /21/      $   12.72     $  0.11          $   1.40        $   (0.12)         $     -        $   14.11
     9/30/03                                11.11        0.30              1.62            (0.31)               -            12.72
     9/30/02                                13.26        0.27/20/         (2.07)           (0.35)               -            11.11
     9/30/01                                20.15        0.29             (4.04)           (0.33)           (2.81)           13.26
     9/30/00                                19.73        0.42              1.11            (0.41)           (0.70)           20.15
     9/30/99                                18.34        0.42              2.18            (0.42)           (0.79)           19.73

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                                                                           RATIO OF NET
                                                        RATIO OF            RATIO OF                        INVESTMENT
                      NET                             NET EXPENSES       TOTAL EXPENSES    RATIO OF NET     INCOME TO
                    ASSETS          RATIO OF           TO AVERAGE          TO AVERAGE       INVESTMENT       AVERAGE
                    END OF        NET EXPENSES         NET ASSETS          NET ASSETS        INCOME TO      NET ASSETS    PORTFOLIO
    TOTAL           PERIOD         TO AVERAGE          (EXCLUDING          (EXCLUDING         AVERAGE       (EXCLUDING    TURNOVER
    RETURN           (000)         NET ASSETS      INTEREST EXPENSE)        WAIVERS)        NET ASSETS       WAIVERS)       RATE
==============   ============ =================== =================== =================== ============== =============== ==========
 15.99%/4,12/    $   1,944          1.99%/2/           1.99%/2/            2.18%2          (0.34)%/2/      (0.53)%/2/        41%
 21.22/4/            1,829          2.03               2.03                2.18            (0.25)          (0.40)            98
(25.30)/4/           1,923          2.03               2.03                2.11            (0.80)          (0.87)           124
(36.07)/4/           3,955          2.03               2.03                2.04            (0.09)          (0.09)           114
  6.77/4/           11,108          2.01               2.01                2.01            (0.87)          (0.87)           103
 25.38/4/            6,543          2.02               2.02                2.02            (0.55)          (0.55)            22

 14.00%/12/      $ 654,980          0.18%/2/,++        0.18%/2/,++         0.34%/2/,++      1.58%/2/        1.41%/2/          2%/10/
 24.20             618,249          0.18++             0.18++              0.37++           1.63            1.44            109
(20.65)            741,161          0.18++             0.18++              0.33++           1.35            1.20             68
(26.78)            557,845          0.18++             0.18++              0.33++           1.11            0.96             87
 13.10             665,743          0.18++             0.18++              0.33++           0.98            0.83             86
 27.36             507,841          0.22++             0.22++              0.33++           1.14            1.04             55

 13.72%/12/      $  88,842          0.62%/2/,++        0.62%/2/,++         0.65%/2/,++      1.14%/2/        1.10%/2/          2%/10/
 23.68              72,505          0.61++             0.61++              0.67++           1.19            1.13            109
(21.02)             63,468          0.61++             0.61++              0.67++           0.87            0.81             68
(27.10)            292,389          0.61++             0.61++              0.63++           0.68            0.66             87
 12.66             378,997          0.59++             0.59++              0.63++           0.57            0.54             86
 26.96             354,283          0.56++             0.56++              0.63++           0.80            0.74             55

 13.65%/3,12/    $ 330,228          0.75%/2/,++        0.75%/2/,++         0.87%/2/,++      1.00%/2/        0.88%/2/          2%/10/
 23.41/3/          281,505          0.79++             0.79++              0.85++           1.01            0.96            109
(21.09)/3/         222,736          0.79++             0.79++              0.78++           0.72            0.72             68
(27.23)/3/          76,363          0.79++             0.79++              0.81++           0.50            0.48             87
 12.43/3/           93,935          0.78++             0.78++              0.81++           0.38            0.35             86
 26.74/3/           85,174          0.75++             0.75++              0.81++           0.62            0.56             55

 13.24%/4,12/    $ 203,218          1.51%/2/,++        1.51%/2/,++         1.53%/2/,++      0.25%/2/        0.22%/2/          2%/10/
 22.59/4/          192,614          1.54++             1.54++              1.59++           0.27            0.21            109
(21.72)/4/         175,100          1.53++             1.53++              1.55++          (0.04)          (0.05)            68
(27.77)/4/         262,027          1.53++             1.53++              1.55++          (0.25)          (0.26)            87
 11.61/4/          360,792          1.51++             1.51++              1.54++          (0.35)          (0.38)            86
 25.78/4/          302,071          1.49++             1.49++              1.55++          (0.13)          (0.18)            55

 13.25%/4,12/    $ 320,565          1.50%/2/,++        1.50%/2/,++         1.53%/2/,++      0.25%/2/        0.22%/2/          2%/10/
 22.52/4/          297,835          1.54++             1.54++              1.59++           0.27            0.21            109
(21.72)/4/         270,958          1.53++             1.53++              1.55++          (0.04)          (0.05)            68
(27.77)/4/         382,356          1.53++             1.53++              1.55++          (0.25)          (0.26)            87
 11.61/4/          530,586          1.53++             1.53++              1.56++          (0.37)          (0.40)            86
 25.78/4/          391,152          1.51++             1.51++              1.55++          (0.15)          (0.19)            55

 12.09%/12/      $  11,894          0.86%/2/           0.86%/2/            1.00%/2/         1.80%/2/        1.66%/2/         70%
 17.75              12,262          0.92               0.86                1.02             2.67            2.57            399
(13.62)             24,055          0.92               0.86                0.93             2.36            2.34            232
(20.83)            205,085          0.86               0.86                0.88             2.04            2.03            210
  8.05             385,793          0.85               0.85                0.85             2.30            2.30            176
 14.81             414,057          0.86               0.86                0.86             2.44            2.44            122

 11.86%/12/      $   2,282          1.16%/2/           1.16%/2/            1.30%/2/         1.49%/2/        1.35%/2/         70%
 17.41               2,205          1.22               1.16                1.32             2.32            2.22            399
(13.83)              3,379          1.21               1.16                1.26             2.00            1.96            232
(21.15)            147,535          1.16               1.16                1.18             1.93            1.91            210
  7.78             197,633          1.15               1.15                1.15             2.00            2.00            176
 14.49             219,018          1.16               1.16                1.16             2.14            2.14            122

                                BLACKROCK FUNDS

                        FINANCIAL HIGHLIGHTS (CONCLUDED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                            NET                          NET GAIN                                             NET
                                           ASSET                        (LOSS) ON      DISTRIBUTIONS     DISTRIBUTIONS       ASSET
                                           VALUE          NET          INVESTMENTS        FROM NET         FROM NET          VALUE
                                         BEGINNING     INVESTMENT     (BOTH REALIZED     INVESTMENT    REALIZED CAPITAL     END OF
                                         OF PERIOD   INCOME (LOSS)   AND UNREALIZED)       INCOME            GAINS          PERIOD
                                        =========== =============== ================= =============== ================== ===========
     Investor A Class
     10/01/03 through 3/31/04 /21/       $   12.71     $   0.09         $   1.41        $   (0.10)         $     -        $   14.11
     9/30/03                                 11.10         0.27             1.62            (0.28)               -            12.71
     9/30/02                                 13.25         0.28            (2.10)           (0.33)               -            11.10
     9/30/01                                 20.13         0.26            (4.03)           (0.30)           (2.81)           13.25
     9/30/00                                 19.72         0.38             1.11            (0.38)           (0.70)           20.13
     9/30/99                                 18.33         0.41             2.18            (0.41)           (0.79)           19.72
     Investor B Class
     10/01/03 through 3/31/04 /21/       $   12.61     $   0.05         $   1.39        $   (0.06)         $     -        $   13.99
     9/30/03                                 11.01         0.18             1.62            (0.20)               -            12.61
     9/30/02                                 13.14         0.20            (2.10)           (0.23)               -            11.01
     9/30/01                                 19.98         0.15            (4.00)           (0.18)           (2.81)           13.14
     9/30/00                                 19.59         0.22             1.09            (0.22)           (0.70)           19.98
     9/30/99                                 18.22         0.24             2.18            (0.26)           (0.79)           19.59
     Investor C Class
     10/01/03 through 3/31/04 /21/       $   12.61     $   0.05         $   1.39        $   (0.06)         $     -        $   13.99
     9/30/03                                 11.01         0.18             1.62            (0.20)               -            12.61
     9/30/02                                 13.14         0.21            (2.11)           (0.23)               -            11.01
     9/30/01                                 19.98         0.13            (3.98)           (0.18)           (2.81)           13.14
     9/30/00                                 19.59         0.22             1.09            (0.22)           (0.70)           19.98
     9/30/99                                 18.22         0.23             2.19            (0.26)           (0.79)           19.59


     /1/ Commencement of operations of share class.

     /2/ Annualized.

     /3/ Sales load not reflected in total return.

     /4/ Contingent deferred sales load not reflected in total return.

     /5/ For a period 12/1/98 through 11/30/99.

     /6/ For period 12/1/99 through 11/30/00.

     /7/ For period 12/1/00 through 9/30/01.

     /8/ For period 12/1/01 through 9/30/02.

     /9/ For period 12/1/02 through 9/30/03.

    /10/ For period 12/1/03 through 3/31/04.

    /11/ Certain prior year amounts were reclassified to conform to current year presentation.

    /12/ Redemption fee of 2.00% is reflected in total return calculations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                      RATIO OF      RATIO OF                     RATIO OF NET
                                                    NET EXPENSES      TOTAL                       INVESTMENT
                            NET                      TO AVERAGE     EXPENSES     RATIO OF NET       INCOME
                           ASSETS      RATIO OF      NET ASSETS    TO AVERAGE     INVESTMENT      TO AVERAGE
                           END OF    NET EXPENSES    (EXCLUDING    NET ASSETS       INCOME        NET ASSETS    PORTFOLIO
         TOTAL             PERIOD     TO AVERAGE      INTEREST     (EXCLUDING   TO AVERAGE NET    (EXCLUDING    TURNOVER
         RETURN            (000)      NET ASSETS      EXPENSE)      WAIVERS)        ASSETS         WAIVERS)       RATE
======================= =========== ============== ============== ============ ================ ============== ==========
       11.86%/3,12/    $   77,420       1.30%/2/       1.30%/2/      1.53%/2/       1.36%/2/        1.12%/2/       70%
       17.22/3/            85,538       1.39           1.33          1.49           2.16            2.05          399
      (14.01)/3/          115,667       1.42           1.34          1.44           2.25            2.22          232
      (21.26)/3/          108,795       1.34           1.34          1.36           1.75            1.74          210
        7.59/3/           149,594       1.30           1.29          1.30           1.86            1.86          176
       14.40/3/           132,833       1.25           1.25          1.25           2.05            2.05          122

       11.40%/4,12/    $   43,538       2.04%/2/       2.04%/2/      2.18%/2/       0.61%/2/        0.47%/2/       70%
       16.42/4/            40,432       2.13           2.08          2.23           1.40            1.29          399
      (14.67)/4/           40,717       2.16           2.08          2.19           1.48            1.45          232
      (21.84)/4/           67,732       2.08           2.09          2.10           1.01            1.00          210
        6.72/4/           102,530       2.07           2.07          2.07           1.09            1.09          176
       13.46/4/            96,253       2.07           2.07          2.07           1.23            1.23          122

       11.40%/4,12/    $    5,126       2.04%/2/       2.04%/2/      2.18%/2/       0.61%/2/        0.47%/2/       70%
       16.42/4/             4,669       2.13           2.08          2.23           1.39            1.29          399
      (14.67)/4/            4,911       2.16           2.08          2.19           1.47            1.44          232
      (21.84)/4/            9,425       2.09           2.09          2.11           0.97            0.96          210
        6.73/4/            11,967       2.07           2.06          2.07           1.09            1.09          176
       13.46/4/            10,095       2.07           2.07          2.07           1.23            1.23          122

    /13/ Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 6 basis points.

    /14/ Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 7 basis points.

    /15/ Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 8 basis points.

    /16/ Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 9 basis points.

    /17/ Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 10 basis points.

    /18/ Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 14 basis points.

    /19/ Redemption fee of 2.00% is reflected in total return calculations. The impact to the return is 15 basis points.

    /20/ Calculated using the average shares outstanding method.

    /21/ Unaudited.

    /22/ Refer to Section B of the Notes to Financial Statements.

    ++ Including expenses allocated from the U.S. Large Company Series of The
       DFA Investment Trust Company of 0.06% for the six months ended 3/31/04 and for the years ended 9/30/99 through 9/30/03.

                                BLACKROCK FUNDS

                         NOTES TO FINANCIAL STATEMENTS

   BlackRock FundsSM (the "Fund") was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 44 registered portfolios, 16 of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as seven classes of shares. Shares of all classes of a Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses, which reflect the difference in the range of services provided to them. The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.


           Portfolio                             Share Classes
----------------------------   -------------------------------------------------
                                    Institutional               Service
                               -----------------------   -----------------------
                                Contractual    Actual    Contractual    Actual
                                    Fees      Fees (4)     Fees (1)    Fees (4)
                                -----------   --------   -----------   --------
 Large Cap Value Equity             None        None        0.30%        0.30%
 Large Cap Growth Equity            None        None        0.30%        0.30%
 Mid-Cap Value Equity               None        None        0.30%        0.30%
 Mid-Cap Growth Equity              None        None        0.30%        0.30%
 Small Cap Value Equity             None        None        0.30%        0.30%
 Small Cap Core Equity              None        None        0.30%        0.30%
 Small Cap Growth Equity            None        None        0.30%        0.30%
 U.S. Opportunities                 None        None        0.30%        0.30%
 Global Science & Technology        None        None        0.30%        0.30%
  Opportunities
 European Equity                    None        None        0.30%        0.30%
 International Equity               None        None        0.30%        0.30%
 International Opportunities        None        None        0.30%        0.30%
 Asia Pacific Equity                None        None        0.30%        0.30%
 Select Equity                      None        None        0.30%        0.30%
 Index Equity                       None        None        0.30%        0.30%
 Balanced                           None        None        0.30%        0.30%



           Portfolio                                         Share Classes
----------------------------    ------------------------------------------------------------------------
                                     Investor A               Investor B              Investor C
                                ----------------------   ----------------------   ----------------------
                                Contractual    Actual    Contractual    Actual    Contractual    Actual
                                  Fees (2)    Fees (4)     Fees (3)    Fees (4)     Fees (3)    Fees (4)
                                -----------   --------   -----------   --------   -----------   --------
 Large Cap Value Equity            0.50%       0.40%        1.15%       1.15%        1.15%        1.15%
 Large Cap Growth Equity           0.50%       0.40%        1.15%       1.15%        1.15%        1.15%
 Mid-Cap Value Equity              0.50%       0.40%        1.15%       1.15%        1.15%        1.15%
 Mid-Cap Growth Equity             0.50%       0.40%        1.15%       1.15%        1.15%        1.15%
 Small Cap Value Equity            0.50%       0.40%        1.15%       1.15%        1.15%        1.15%
 Small Cap Core Equity             0.50%       0.40%        1.15%       1.15%        1.15%        1.15%
 Small Cap Growth Equity           0.50%       0.40%        1.15%       1.15%        1.15%        1.15%
 U.S. Opportunities                0.50%       0.40%        1.15%       1.15%        1.15%        1.15%
 Global Science & Technology       0.50%       0.40%        1.15%       1.15%        1.15%        1.15%
  Opportunities
 European Equity                   0.50%       0.40%        1.15%       1.15%        1.15%        1.15%
 International Equity              0.50%       0.40%        1.15%       1.15%        1.15%        1.15%
 International Opportunities       0.50%       0.40%        1.15%       1.15%        1.15%        1.15%
 Asia Pacific Equity               0.50%       0.40%        1.15%       1.15%        1.15%        1.15%
 Select Equity                     0.50%       0.40%        1.15%       1.15%        1.15%        1.15%
 Index Equity                      0.50%       0.40%        1.15%       1.15%        1.15%        1.15%
 Balanced                          0.50%       0.40%        1.15%       1.15%        1.15%        1.15%

(1) - the maximum annual contractual fees are comprised of a .15% service fee and .15% shareholder processing fee.
(2) - the maximum annual contractual fees are comprised of a .10% distribution fee, .25% service fee and .15% shareholder processing fee.
(3) - the maximum annual contractual fees are comprised of a .75% distribution fee, .25% service fee and .15% shareholder processing fee.
(4) - the actual fees are as of March 31, 2004.

     In addition, for the period 10/01/03 through 12/31/03, Institutional and Service shares bore a Transfer Agent fee at an annual rate not to exceed .03% and Investor A, Investor B and Investor C shares bore a Transfer Agent fee at an annual rate not to exceed .10% of the average daily net assets of such respective classes. Effective January 1, 2004, each of the Institutional, Service, Investor A, Investor B and Investor C share classes bear a Transfer Agent fee at an annual rate not to exceed .018% of the average daily net assets of such respective classes.

     The Index Equity Portfolio invests solely in The U.S. Large Company Series (the "Series") of The DFA Investment Trust Company (the "DFA Trust"). Advisory fees are accrued daily and paid monthly to Dimensional Fund Advisors, Inc. at the Series level as described within the DFA Trust financial statements which are included elsewhere in the report and should be read in conjunction with the financial statements of Index Equity Portfolio.

                                BLACKROCK FUNDS

(A) Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from these estimates.

     Security Valuation - Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price, or the NASDAQ official closing price. Portfolio securities that are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. If no sales are reported, as in the case of some securities traded over-the-counter, Portfolio securities are valued at the mean between the last reported bid and asked prices, or on the basis of quotations provided by a pricing service or dealer, which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern
Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Funds' Board of Trustees. As of March 31, 2004, there was one security in the U.S. Opportunities Portfolio with a total market value of $150 representing less than .01% of the Portfolio's net assets, and three securities in the Small Cap Growth Equity Portfolio with a total market value of $4,900,723 representing 1.03% of the Portfolio's net assets that were valued in accordance with such procedures.

     Valuation of other securities is as follows: fixed income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics under the supervision of the Board of Trustees; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. Any securities that are denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates.

     The Index Equity Portfolio's investment reflects its proportionate interest in the net assets of The U.S. Large Company Series of The DFA Investment Trust Company.

     Dividends to Shareholders - Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid quarterly for the Portfolios. Net realized capital gains, if any, are distributed at least annually.

     Foreign Currency Translation - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Portfolios do not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Portfolios report forward foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     Forward Foreign Currency Contracts - Certain Portfolios may enter into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settle-ment date. Such contracts, which protect the value of the Portfolios' investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such

                                BLACKROCK FUNDS
foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparts to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The aggregate principal amounts of the contracts are not recorded as the Portfolios intend to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at March 31, 2004, the Portfolios are obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:



                                                                                                            UNREALIZED
                                                                                            VALUE AT          FOREIGN
 SETTLEMENT        CURRENCY                    CURRENCY                   CONTRACT          MARCH 31,        EXCHANGE
    DATE            AMOUNT                       SOLD                      AMOUNT             2004             LOSS
------------   ----------------   ---------------------------------   ----------------   --------------   --------------
International Opportunities
 04/15/04           2,500,000     Canadian Dollar .................     $  1,866,898      $ 1,904,837     $     (37,939)
 04/15/04           5,000,000     European Currency Unit ..........        6,090,300        6,148,749           (58,449)
 04/15/04         350,000,000     Japanese Yen ....................        3,304,069        3,362,728           (58,659)
                                                                        ------------      ------------     ------------
                                                                        $ 11,261,267     $ 11,416,314      $   (155,047)
                                                                        ============     =============     ============

                                                                                                            UNREALIZED
                                                                                            VALUE AT         FOREIGN
SETTLEMENT        CURRENCY                CURRENCY                       CONTRACT          MARCH 31,         EXCHANGE
    DATE           AMOUNT                  BOUGHT                         AMOUNT              2004         GAIN/(LOSS)
 --------        -----------      ----------------------------------   ------------      -------------     ------------
International Opportunities
 04/15/04          11,500,000     Australian Dollar ...............     $  8,757,295     $  8,760,483      $      3,188
 04/15/04          15,500,000     British Pound ...................       28,309,890       28,511,094           201,204
 04/15/04           2,500,000     Canadian Dollar .................        1,958,849        1,904,837           (54,012)
 04/15/04           7,500,000     European Currency Unit ..........        9,190,770        9,223,122            32,352
 04/15/04         350,000,000     Japanese Yen ....................        3,296,972        3,362,728            65,756
 04/15/04           8,500,000     Swiss Franc .....................        6,962,647        6,716,229          (246,418)
                                                                        ------------     -------------     ------------
                                                                        $ 58,476,423     $ 58,478,493      $      2,070
                                                                        ============     =============     ============

     Swap Agreements - The Portfolios may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

     At March 31, 2004, the Balanced Portfolio had the following swap agreements outstanding:


                                                                                                                 Unrealized
                                                                Interest        Interest     Notional Amount    Appreciation
 Portfolio         Counter-party         Termination Date   Receivable Rate   Payable Rate    (U.S. Dollars)   (Depreciation)
 ---------         -------------         ----------------   ---------------   ------------   ---------------   --------------
 Balanced   Deutsche Bank                   08/14/06             1.12%/1/         5.23%        $ 1,550,000      $  (58,947)
            Union Bank of Switzerland       08/14/06             2.64             1.12/1/        1,500,000          19,238
            Deutsche Bank                   03/11/07             2.33             1.11/1/        1,275,000          (2,055)

/1/ Rate shown is based on the 3 month LIBOR as of the most recent payment date.

     Security Transactions and Investment Income - Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss thereon is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the

                                BLACKROCK FUNDS

effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are presented as an adjustment to interest income.

     Repurchase Agreements - Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     Reverse Repurchase Agreements - The Portfolios may enter into reverse repurchase agreements with qualified, third party brokers-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statement of Assets and Liabilities. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     Futures Transactions - The Portfolios may invest in financial futures contracts for the purposes of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Portfolios invest in futures contracts and options on futures contracts to commit funds awaiting investments in stocks or to maintain cash liquidity or, except with respect to the Index Equity Portfolio, for other hedging purposes. These Portfolios' futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     Option Writing/Purchasing - The Portfolios may write or purchase financial options contracts for the purpose of hedging or earning additional income, which may be deemed speculative. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire, unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or loss on investment transactions. The Portfolio as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Swaptions Writing - The Portfolios may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Portfolios represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rated in exchange. Swaptions are marked to market daily based upon quotations from market makers.

     When a portfolio writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or

                                BLACKROCK FUNDS
losses in the Statement of Assets and Liabilities or Statement of Net Assets. Gain or loss is recognized when the swap-tion contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Portfolio as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

     Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Portfolios enter into swaption contracts with counterparties whose creditworthiness has been approved by the Board of Trustees. The Portfolios bear the market risk arising from any change in index values or interest rates.

     Written Option and Swaption transactions entered into during the six months ended March 31, 2004, are summarized as follows:


                                            GLOBAL SCIENCE &
                                               TECHNOLOGY
                                        OPPORTUNITIES PORTFOLIO     BALANCED PORTFOLIO
                                        ------------------------ -------------------------
                                         NUMBER OF                NUMBER OF
                                         CONTRACTS     PREMIUM    CONTRACTS     PREMIUM
                                        ----------- ------------ ----------- -------------
  Balance at 09/30/03 ................         -     $       -        17       $  23,032
  Written ............................       532        27,724       842         159,533
  Expired ............................      (400)      (18,200)         (7)       (8,482)
  Closed .............................         -             -      (102)        (54,637)
  Exercised ..........................         -             -         -               -
                                            ----     ---------      ------     ---------
  Balance at 03/31/04 ................       132     $   9,524       750       $ 119,446
                                            ====     =========      ======     =========

     TBA Purchase Commitments - The Portfolios may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments are considered securities in them-selves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

     Mortgage Dollar Rolls - The Balanced Portfolio may enter into mortgage dollar rolls (principally using TBA's) in which the Portfolio sells mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio accounts for such dollar rolls as purchases and sales and receive compensation, in either "fee" or "drop", as consideration for entering into the commitment to repurchase. A Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

     In a "fee" roll, the compensation is recorded as deferred income and amortized to income over the roll period. In a "drop" roll, the compensation is paid via a lower price for the security upon its repurchase. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. A Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

     Financing Transactions - The Portfolios may enter into financial transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

     Securities Lending - Through the agreement with PFPC Trust Co., the Portfolios may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolios a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral at least equal to 102% of the market value of the securities on loan. Loans of foreign securities are collateralized by collateral at least equal to 105% of the market value

                                BLACKROCK FUNDS

on securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These may include the Institutional Money Market Trust (the "Trust"), a portfolio of money market securities advised by BlackRock Capital Management, Inc., or high-quality, short-term instruments with a maturity date not to exceed 397 days. At March 31, 2004, the market value of securities on loan, cash collateral invested in the Trust and total value of collateral held in connection with securities lending is summarized as follows:


                                                    MARKET VALUE      MARKET VALUE OF         TOTAL MARKET
                                                   OF SECURITIES      CASH COLLATERAL           VALUE OF
                                                      ON LOAN      INVESTED IN THE TRUST   COLLATERAL RECEIVED
                                                  --------------- ----------------------- --------------------
 Large Cap Value Equity Portfolio ..............   $ 13,973,150         $ 3,271,952           $ 14,331,832
 Large Cap Growth Equity Portfolio .............     10,532,485           3,760,810             10,871,877
 Mid-Cap Value Equity Portfolio ................      4,531,238           1,897,897              4,684,310
 Mid-Cap Growth Equity Portfolio ...............     30,155,035          13,835,750             31,075,994
 Small Cap Value Equity Portfolio ..............     19,088,899          13,964,173             19,708,402
 Small Cap Growth Equity Portfolio .............     61,790,533          29,777,689             65,354,694
 International Equity Portfolio ................        968,173             994,500                994,500
 International Opportunities Portfolio .........      2,679,176             645,600              2,913,600
 Select Equity Portfolio .......................      8,234,632           3,282,756              8,501,106
 Balanced Portfolio ............................      5,647,517           2,515,983              5,788,948

     BlackRock Capital Management, Inc., a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Trust, but receives no fees for these services. Administrative and accounting services are provided by PFPC Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. PFPC is paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust's average daily net assets.

     In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     Other - Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

     The Index Equity Portfolio accrues its respective share of income net of expenses daily on its investment in The U.S. Large Company Series of The DFA Investment Trust Company, which is treated as a partnership for federal income tax purposes. All of the net investment income and realized and unrealized gains and losses from the security transactions of the DFA U.S. Large Company Series Fund are allocated pro rata at the time of such determination.

     Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class-specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day. For the six months ended March 31, 2004, the following shows the various types of class-specific expenses borne directly by each class of each fund and any associated waivers of those expenses.

                                BLACKROCK FUNDS

                                                                         SHARE CLASSES
ADMINISTRATION FEES                        -------------------------------------------------------------------------
                                            INSTITUTIONAL      SERVICE      INVESTOR A     INVESTOR B     INVESTOR C
                                           ---------------   -----------   ------------   ------------   -----------
   Large Cap Value Equity ..............      $ 106,140       $ 43,866       $ 48,838       $ 13,987      $  4,311
   Large Cap Growth Equity .............         26,613         29,725         20,211         10,959         2,016
   Mid-Cap Value Equity ................         16,612          3,640          3,072          5,617         1,691
   Mid-Cap Growth Equity ...............         35,229         10,535         20,790         26,744         9,595
   Small Cap Value Equity ..............         53,003          3,052         29,926         12,267         4,847
   Small Cap Core Equity ...............          1,117              -            656            188           185
   Small Cap Growth Equity .............        151,493         22,165         89,808         20,739        10,349
   U.S. Opportunities ..................          5,329            430         23,814         33,062        16,392
   Global Science & Technology
    Opportunities ......................          2,068             80          9,442         12,384         3,158
   European Equity .....................          1,921              -            384            867           228
   International Equity ................         42,034          9,408          9,502          1,974           841
   International Opportunities .........         54,646          3,562         40,207         28,928        28,020
   Asia Pacific Equity .................          1,662              -            117            268            66
   Select Equity .......................         45,262          1,429         14,660         16,399         1,435
   Index Equity ........................        475,517         60,268        231,643        149,624       233,317
   Balanced ............................          8,855          1,668         61,818         30,895         3,698

                                                           SHARE CLASSES
ADMINISTRATION FEES WAIVED                 ----------------------------------------------
                                                           INSTITUTIONAL       SERVICE
                                                          ---------------   -------------
   Large Cap Value Equity ..............                    $      (1)      $      (6)
   Large Cap Growth Equity .............                            -              (2)
   Mid-Cap Value Equity ................                            -              (1)
   Mid-Cap Growth Equity ...............                       (2,215)           (368)
   Small Cap Value Equity ..............                           (1)              -
   Small Cap Core Equity ...............                          (52)              -
   Small Cap Growth Equity .............                            -              (1)
   U.S. Opportunities ..................                            -               -
   Global Science & Technology
    Opportunities ......................                            -               -
   European Equity .....................                            -               -
   International Equity ................                           (1)             (6)
   International Opportunities .........                            -               -
   Asia Pacific Equity .................                            -               -
   Select Equity .......................                            -               -
   Index Equity ........................                     (455,130)         (1,786)
   Balanced ............................                            -               -

                                                                    SHARE CLASSES
TRANSFER AGENT FEES                    -----------------------------------------------------------------------
                                        INSTITUTIONAL     SERVICE     INVESTOR A     INVESTOR B     INVESTOR C
                                       ---------------   ---------   ------------   ------------   -----------
   Large Cap Value Equity ..........       $ 17,725       $ 7,325      $ 19,886        $ 5,571       $ 1,692
   Large Cap Growth Equity .........          4,414         4,990         8,476          4,425           813
   Mid-Cap Value Equity ............          2,801           611         1,221          2,242           672
   Mid-Cap Growth Equity ...........          5,816         1,752         8,258         10,689         3,866
   Small Cap Value Equity ..........          8,773           510        12,186          4,868         1,915
   Small Cap Core Equity ...........            180             -           155             41            35
   Small Cap Growth Equity .........         24,410         3,579        35,487          8,138         3,987
   U.S. Opportunities ..............            884            67         9,417         13,212         6,571
   Global Science & Technology
    Opportunities ..................            345            13         3,750          5,016         1,272

                          BLACKROCK FUNDS


                                                                        SHARE CLASSES
TRANSFER AGENT FEES                        -----------------------------------------------------------------------
                                            INSTITUTIONAL     SERVICE     INVESTOR A     INVESTOR B     INVESTOR C
                                           ---------------   ---------   ------------   ------------   -----------
   European Equity .....................       $   322             -        $   151        $   348       $    94
   International Equity ................         7,731         1,784          3,803            769           314
   International Opportunities .........         8,744           519         14,196         11,046        10,097
   Asia Pacific Equity .................           272             -             43            109            20
   Select Equity .......................         7,506           240          5,973          6,598           585
   Index Equity ........................        79,409         9,786         91,098         59,966        93,275
   Balanced ............................         1,469           276         25,638         12,441         1,488


                                                                        SHARE CLASSES
SHAREHOLDER SERVICE FEES                   -----------------------------------------------------------------------
                                                             SERVICE      INVESTOR A     INVESTOR B     INVESTOR C
                                                           -----------   ------------   ------------   -----------
   Large Cap Value Equity ..............                    $ 45,379       $ 84,203       $ 24,116      $  7,433
   Large Cap Growth Equity .............                      30,750         34,845         18,895         3,478
   Mid-Cap Value Equity ................                       3,765          5,297          9,685         2,915
   Mid-Cap Growth Equity ...............                      10,899         35,845         46,111        16,542
   Small Cap Value Equity ..............                       3,157         51,597         21,150         8,358
   Small Cap Core Equity ...............                           -          1,132            325           319
   Small Cap Growth Equity .............                      22,929        154,841         35,756        17,844
   U.S. Opportunities ..................                         445         41,059         57,004        28,262
   Global Science & Technology
    Opportunities ......................                          83         16,278         21,351         5,444
   European Equity .....................                           -            662          1,495           393
   International Equity ................                       9,733         16,382          3,403         1,450
   International Opportunities .........                       3,685         69,322         49,876        48,310
   Asia Pacific Equity .................                           -            201            461           113
   Select Equity .......................                       1,478         25,276         28,275         2,474
   Index Equity ........................                      62,347        399,384        257,971       402,272
   Balanced ............................                       1,725        106,582         53,267         6,376


                                                                        SHARE CLASSES
SHAREHOLDER PROCESSING FEES                -----------------------------------------------------------------------
                                                             SERVICE      INVESTOR A     INVESTOR B     INVESTOR C
                                                           -----------   ------------   ------------   -----------
   Large Cap Value Equity ..............                    $ 45,379       $ 50,522       $ 14,469      $  4,460
   Large Cap Growth Equity .............                      30,750         20,908         11,337         2,086
   Mid-Cap Value Equity ................                       3,765          3,179          5,811         1,749
   Mid-Cap Growth Equity ...............                      10,899         21,508         27,666         9,925
   Small Cap Value Equity ..............                       3,157         30,958         12,690         5,015
   Small Cap Core Equity ...............                           -            679            195           192
   Small Cap Growth Equity .............                      22,929         92,905         21,454        10,706
   U.S. Opportunities ..................                         445         24,636         34,202        16,957
   Global Science & Technology
    Opportunities ......................                          83          9,767         12,810         3,267
   European Equity .....................                           -            397            897           236
   International Equity ................                       9,733          9,829          2,042           870
   International Opportunities .........                       3,685         41,593         29,925        28,986
   Asia Pacific Equity .................                           -            121            277            67
   Select Equity .......................                       1,478         15,166         16,965         1,484
   Index Equity ........................                      62,347        239,630        154,783       241,363
   Balanced ............................                       1,725         63,949         31,960         3,826

                                BLACKROCK FUNDS

                                                                SHARE CLASSES
DISTRIBUTION FEES                          -------------------------------------------------------
                                                         INVESTOR A     INVESTOR B     INVESTOR C
                                                        ------------   ------------   ------------
   Large Cap Value Equity ..............                  $ 33,682       $ 72,347      $   22,299
   Large Cap Growth Equity .............                    13,940         56,684          10,427
   Mid-Cap Value Equity ................                     2,118         29,056           8,745
   Mid-Cap Growth Equity ...............                    14,339        138,332          49,627
   Small Cap Value Equity ..............                    20,639         63,450          25,073
   Small Cap Core Equity ...............                       453            973             959
   Small Cap Growth Equity .............                    61,937        107,269          53,531
   U.S. Opportunities ..................                    16,424        171,012          84,785
   Global Science & Technology
    Opportunities ......................                     6,511         64,053          16,334
   European Equity .....................                       265          4,484           1,181
   International Equity ................                     6,553         10,209           4,352
   International Opportunities .........                    27,729        149,627         144,931
   Asia Pacific Equity .................                        81          1,383             339
   Select Equity .......................                    10,166         84,824           7,424
   Index Equity ........................                   150,392        773,914       1,206,815
   Balanced ............................                    42,633        159,800          19,126

                                                    SHARE CLASSES
DISTRIBUTION FEES WAIVED                   -------------------------------
                                                              INVESTOR A
                                                            --------------
   Large Cap Value Equity ..............                      $  (32,923)
   Large Cap Growth Equity .............                         (13,611)
   Mid-Cap Value Equity ................                          (2,073)
   Mid-Cap Growth Equity ...............                         (14,026)
   Small Cap Value Equity ..............                         (20,174)
   Small Cap Core Equity ...............                            (449)
   Small Cap Growth Equity .............                         (60,601)
   U.S. Opportunities ..................                         (16,069)
   Global Science & Technology
    Opportunities ......................                          (6,370)
   European Equity .....................                            (259)
   International Equity ................                          (6,409)
   International Opportunities .........                         (27,224)
   Asia Pacific Equity .................                             (79)
   Select Equity .......................                          (9,938)
   Index Equity ........................                        (146,948)
   Balanced ............................                         (41,647)

(B) Transactions with Affiliates and Related Parties

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc. ("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser for each of the Fund's Equity Portfolios, except for Index Equity, European Equity and Asia Pacific Equity Portfolios. BlackRock Financial Management, Inc. ("BFM"), a wholly-owned subsidiary of BlackRock, serves as the sub-adviser for the Balanced Portfolio. BlackRock International, Ltd. ("BIL"), an indirect wholly-owned subsidiary of BlackRock, serves as the investment advisor for the European Equity and Asia Pacific Equity Portfolios and serves as the sub-adviser for the International Equity and International Opportunities Portfolios. BlackRock, Inc. is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc.

     For their advisory services, BlackRock and BIL (with respect to the European Equity and Asia Pacific Equity Portfolios) are entitled to receive fees at the following annual rates, computed daily and payable monthly, based on each Portfolio's average daily net assets:

                                BLACKROCK FUNDS

     Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity, and Balanced Portfolios - .55% of the first $1 billion, .50% of the next $1 billion, .475% of the next $1 billion and ..45% of net assets in excess of $3 billion.

     Mid-Cap Value Equity and Mid-Cap Growth Equity - .80% of the first $1 billion, .70% of the next $1 billion, .675% of the next $1 billion and .625% of net assets in excess of $3 billion.

     U.S Opportunities Portfolio - 1.10% of the first $1 billion, 1.05% of the next $1 billion, 1.025% of the next $1 billion and 1.00% of the net assets in excess of $3 billion.

     Global Science & Technology Opportunities, European Equity and Asia Pacific Equity Portfolios - .90% of the first $1 billion, .85% of the next $1 billion, .80% of the next $1 billion and .75% of net assets in excess of $3 billion.

     International Equity Portfolio - .75% of the first $1 billion, .70% of the next $1 billion, .675% of the next $1 billion and .65% of net assets in excess of $3 billion.

     International Opportunities - 1.00% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% of net assets in excess of $3 billion.

     Small Cap Core Equity - 1.00% of net assets.

     For the six months ended March 31, 2004, advisory fees and waivers for each portfolio were as follows:


                                                                     GROSS                      NET
                                                                   ADVISORY                  ADVISORY
                                                                      FEE        WAIVER         FEE
                                                                 ------------ ------------ ------------
     Large Cap Value Equity Portfolio .........................   $  823,458   $ 183,210    $  640,248
     Large Cap Growth Equity Portfolio ........................      339,490      99,563       239,927
     Mid-Cap Value Equity Portfolio ...........................      168,986       7,234       161,752
     Mid-Cap Growth Equity Portfolio ..........................      567,716       2,040       565,676
     Small Cap Value Equity Portfolio .........................      390,996           -       390,996
     Small Cap Core Equity Portfolio ..........................       14,806      14,771            35
     Small Cap Growth Equity Portfolio ........................    1,119,941           -     1,119,941
     U.S. Opportunities Portfolio .............................      599,538       2,588       596,950
     Global Science & Technology Opportunities Portfolio ......      168,396      27,325       141,071
     European Equity Portfolio ................................       21,100      18,801         2,299
     International Equity Portfolio ...........................      328,200      59,980       268,220
     International Opportunities Portfolio ....................    1,072,446      17,854     1,054,592
     Asia Pacific Equity Portfolio ............................       13,112      11,978         1,134
     Select Equity Portfolio ..................................      300,320      99,882       200,438
     Balanced Portfolio .......................................      405,613     103,579       302,034


     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements beginning February 1, 1999. BIL and the Fund have entered into a series of annual expense limitation agreements beginning June 6, 2000, with respect to the European Equity and Asia Pacific Portfolios. The agreements set a limit on certain of the operating expenses of each Portfolio for the next year and require BlackRock or BIL to waive or reimburse fees or expenses if these operating expenses exceed that limit. Effective February 1, 2004, these expense limits apply to the aggregate expenses incurred on a Share Class (excluding: interest, taxes, brokerage commissions and other expenditures which are capitalized in accordance with generally accepted accounting principles). Prior to february 1, 2004, the expense limits applied to expenses charged on Portfolio assets as a whole, but not expenses separately charged to the different share classes of a portfolio.

     If in the following two years the operating expenses of a Portfolio that previously received a waiver or reimbursement from BlackRock or BIL are less than the expense limit for that Portfolio, the Portfolio is required to repay BlackRock or BIL up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) BlackRock or BIL continues to be the Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to BlackRock or BIL on a quarterly basis.

                                BLACKROCK FUNDS

     At March 31, 2004, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                                                                                                            TOTAL WAIVERS
                                                 EXPIRING             EXPIRING             EXPIRING           SUBJECT TO
                                             JANUARY 31, 2005     JANUARY 31, 2006     JANUARY 31, 2007     REIMBURSEMENT
                                            ------------------   ------------------   ------------------   ---------------
   Large Cap Value Equity Portfolio .....        $ 610,816            $ 357,981            $ 64,297          $ 1,033,094
   Large Cap Growth Equity Portfolio.....          274,930              154,813              40,181              469,924
   Mid-Cap Value Equity Portfolio .......           23,503                    -               7,234               30,737
   Mid-Cap Growth Equity Portfolio ......           30,063                5,005               4,623               39,691
   Small Cap Value Equity Portfolio .....           86,157                    -                   -               86,157
   Small Cap Core Equity Portfolio ......           13,541               12,634              14,446               40,621
   Small Cap Growth Equity Portfolio.....          227,030                    -                   1              227,031
   U.S. Opportunities Portfolio .........          107,597                    -               2,588              110,185
   Global Science & Technology
    Opportunities Portfolio .............          101,278               23,534              22,990              147,802
   European Equity Portfolio ............           72,944               83,813              11,902              168,659
   International Equity Portfolio .......          113,051              114,674              37,087              264,812
   International Opportunities
    Portfolio ...........................          178,760               41,722              17,853              238,335
   Asia Pacific Equity Portfolio ........           73,882               57,210              10,537              141,629
   Select Equity Portfolio ..............          310,818              169,360              38,258              518,436
   Index Equity Portfolio ...............                -                    -             237,809              237,809
   Balanced Portfolio ...................          146,109              156,776              38,568              341,453

     BlackRock pays BIL and BFM fees for their sub-advisory services.

     PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc., and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .085% of the first $500 million, .075% of the next $500 million and .065% of assets in excess of $1 billion. In addition, each of the classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: .145% of the first $500 million, .135% of the next $500 million, and .125% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio.

     For the six months ended March 31, 2004, administration fees and waivers for each Portfolio were as follows:

                                                                     GROSS                       NET
                                                                ADMINISTRATION              ADMINISTRATION
                                                                      FEE         WAIVER         FEE
                                                               ---------------- ---------- ---------------
    Large Cap Value Equity Portfolio ........................     $  344,404     $      7     $  344,397
    Large Cap Growth Equity Portfolio .......................        141,991            2        141,989
    Mid-Cap Value Equity Portfolio ..........................         48,587            1         48,586
    Mid-Cap Growth Equity Portfolio .........................        163,213        2,583        160,630
    Small Cap Value Equity Portfolio ........................        163,522            1        163,521
    Small Cap Core Equity Portfolio .........................          3,405          396          3,009
    Small Cap Growth Equity Portfolio .......................        467,636            1        467,635
    U.S. Opportunities Portfolio ............................        125,355            -        125,355
    Global Science & Technology Opportunities Portfolio .....         43,036            -         43,036
    European Equity Portfolio ...............................          5,393        5,393              -
    International Equity Portfolio ..........................        100,955            7        100,948
    International Opportunities Portfolio ...................        246,521            -        246,521
    Asia Pacific Equity Portfolio ...........................          3,351        3,351              -
    Select Equity Portfolio .................................        125,598            -        125,598
    Index Equity Portfolio ..................................      1,744,586      676,175      1,068,411
    Balanced Portfolio ......................................        169,620            -        169,620

                                BLACKROCK FUNDS

     Prior to February 1, 1999, BlackRock may have, at its discretion, waived all or any portion of its advisory fees for any Portfolio.

     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay BlackRock Distributors, Inc. (the "Distributor") and/or BlackRock Advisers, Inc. ("BlackRock") or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay BlackRock or any other affiliate of PNC Bank fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. BlackRock, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (including PNC Bank and its affiliates) that provide services to their customers who own shares of the Fund. BlackRock may retain a significant portion of the share-holder processing fees and may retain some of the service fees paid by the Fund. Currently, only Investor A Shares, Investor B Shares, Investor C Shares and Service Shares bear the expense of service fees and shareholder processing fees under the Plan. Refer to the fee table in the "Notes to Financial Statements" for fee information.

     As of the period ended March 31, 2004, affiliated payables were as follows:


                                                                                                 PNC BANK
                                                                 PFPC(1)      BLACKROCK(2)     AFFILIATES(3)
                                                               -----------   --------------   --------------
   Large Cap Value Equity Portfolio ........................    $ 33,604        $ 137,692        $ 62,875
   Large Cap Growth Equity Portfolio .......................      20,257           43,564          35,086
   Mid-Cap Value Equity Portfolio ..........................       5,824           26,058          13,113
   Mid-Cap Growth Equity Portfolio .........................      32,532          113,025          64,290
   Small Cap Value Equity Portfolio ........................      19,833           86,012          39,683
   Small Cap Growth Equity Portfolio .......................      61,794          282,175          97,595
   Small Cap Core Equity Portfolio .........................       1,973                -           1,680
   U.S. Opportunities Portfolio ............................      27,609          116,249          80,275
   Global Science and Technology Opportunities Portfolio ...      17,087           12,237          25,662
   European Equity Portfolio ...............................      10,651                -           1,636
   International Equity Portfolio ..........................      27,611           13,098          13,109
   International Opportunities Equity Portfolio ............      68,552          247,264         120,122
   Asia Pacific Equity Portfolio ...........................       8,864                -             582
   Select Equity Portfolio .................................      25,771           42,282          32,150
   Index Equity Portfolio ..................................     133,895           95,671         657,868
   Balanced Portfolio ......................................      30,983           63,237          75,659

(1) - payables to PFPC are for Accounting, Administration, Custody and Transfer Agent services provided as of March 31, 2004.
(2) - payables to BlackRock are for Advisory and Administration services provided as of March 31, 2004.
(3) - payables to PNC Bank affiliates are for distribution and sales support services as described under the Plan. The total payable on behalf of the Fund, as of March 31, 2004, was $3,201,515, a porton of which is paid to service organizations, including other PNC Bank affiliates.

     BlackRock made a payment to the International Equity Portfolio of $2,418,220 on February 27, 2004 representing the loss to the Portfolio associated with certain frequent broker related transaction activity largely occurring in the twelve-month period ended December 31, 2000. The payment represented 0.2% of the Portfolio's average net assets in calendar year 2000 and 5.08% of the Portfolio's net assets on February 27, 2004 and had an impact on the Portfolio of $0.47 per share.

                                BLACKROCK FUNDS

(C) Purchases and Sales of Securities

     For the six months ended March 31, 2004, purchases and sales of securities, other than short-term investments, dollar rolls and U.S. government securities, were as follows:


                                                                       PURCHASES            SALES
                                                                   ----------------   ----------------
   Large Cap Value Equity Portfolio ............................    $ 112,707,244      $ 177,422,446
   Large Cap Growth Equity Portfolio ...........................       43,149,032         70,128,091
   Mid-Cap Value Equity Portfolio ..............................       55,071,716         68,517,275
   Mid-Cap Growth Equity Portfolio .............................       19,965,774         37,233,037
   Small Cap Value Equity Portfolio ............................      110,033,923        126,099,253
   Small Cap Core Equity Portfolio .............................        3,472,677            885,342
   Small Cap Growth Equity Portfolio ...........................      221,765,900        176,368,087
   U.S. Opportunities Portfolio ................................       65,105,552         74,584,920
   Global Science & Technology Opportunities Portfolio .........       20,643,479         23,677,509
   European Equity Portfolio ...................................        1,502,194          3,437,594
   International Equity Portfolio ..............................       63,600,880        142,284,726
   International Opportunities Portfolio .......................      214,529,932        140,913,968
   Asia Pacific Equity Portfolio ...............................        1,457,598          1,301,372
   Select Equity Portfolio .....................................       43,930,136         59,848,682
   Balanced Portfolio ..........................................       69,421,762         80,413,842

     For the six months ended March 31, 2004, purchases and sales of U.S. government securities were as follows:


                                                        PURCHASES           SALES
                                                     ---------------   --------------
   Small Cap Growth Equity Portfolio .............    $ 24,993,463      $ 3,698,810
   International Equity Portfolio ................      16,994,978        9,497,251
   International Opportunities Portfolio .........      16,995,433                -
   Balanced Portfolio ............................      37,775,415       28,763,750

                                BLACKROCK FUNDS

(D) Capital Shares

     Transactions in capital shares for each period were as follows:


                                                                    LARGE CAP VALUE EQUITY PORTFOLIO
                                              -----------------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED
                                                            3/31/04                            FOR THE YEAR ENDED
                                                          (UNAUDITED)                               9/30/03
                                              ------------------------------------   --------------------------------------
                                                   SHARES              VALUE              SHARES               VALUE
                                              ---------------   ------------------   ----------------   -------------------
Shares sold:
 Institutional Class ......................         136,126       $    1,646,265          3,240,434       $    32,600,164
 Service Class ............................         234,010            2,770,384          2,412,581            23,128,752
 Investor A Class .........................         311,408            3,758,446         15,720,338           153,834,517
 Investor B Class .........................         102,266            1,201,890            150,055             1,488,845
 Investor C Class .........................          92,135            1,081,348            341,106             3,289,890
Shares issued in reinvestment of dividends:
 Institutional Class ......................          18,525              224,640             68,375               692,743
 Service Class ............................          28,933              350,913             81,996               837,562
 Investor A Class .........................          26,011              315,593             60,511               618,470
 Investor B Class .........................           2,444               29,082              2,443                25,868
 Investor C Class .........................             331                3,951                325                 3,449
Shares redeemed:
 Institutional Class ......................      (3,395,753)         (40,401,163)       (31,146,651)         (309,049,186)
 Service Class ............................      (1,700,447)         (20,387,372)       (11,902,499)         (117,928,399)
 Investor A Class .........................      (1,029,455)         (12,582,001)       (18,483,067)         (181,349,877)
 Investor B Class .........................        (157,864)          (1,858,392)          (484,506)           (4,659,827)
 Investor C Class .........................         (70,676)            (842,052)          (532,942)           (5,087,994)
                                                 ----------       --------------        -----------       ---------------
Net decrease ..............................      (5,402,006)      $  (64,688,468)       (40,471,501)      $  (401,555,023)
                                                 ==========       ==============        ===========       ===============

                                                                     LARGE CAP GROWTH EQUITY PORTFOLIO
                                              --------------------------------------------------------------------------------
                                                     FOR THE SIX MONTHS ENDED
                                                             3/31/04                           FOR THE YEAR ENDED
                                                           (UNAUDITED)                              9/30/03
                                              ----------------------------------     ------------------------------------
                                                  SHARES              VALUE               SHARES               VALUE
                                              -------------       --------------     --------------       ---------------
Shares sold:
 Institutional Class ......................         287,000       $    2,610,560          1,197,575       $     8,930,536
 Service Class ............................         573,796            4,968,350          2,826,351            20,523,510
 Investor A Class .........................         222,777            1,927,008          3,759,123            27,625,991
 Investor B Class .........................          94,550              763,676            188,606             1,308,926
 Investor C Class .........................          43,528              347,692            149,153             1,030,367
Shares redeemed:
 Institutional Class ......................        (932,364)          (8,325,971)       (11,694,044)          (87,824,058)
 Service Class ............................      (2,166,322)         (18,957,965)       (17,217,920)         (124,274,818)
 Investor A Class .........................      (1,048,940)          (9,273,665)        (5,543,015)          (40,528,446)
 Investor B Class .........................        (232,187)          (1,864,744)          (583,492)           (3,938,732)
 Investor C Class .........................         (60,271)            (484,646)          (195,489)           (1,300,821)
                                              -------------       --------------     --------------       ---------------
Net decrease ..............................      (3,218,433)      $  (28,289,705)       (27,113,152)      $  (198,447,545)
                                              =============       ==============     ==============       ===============

                                BLACKROCK FUNDS

                                                                    MID-CAP VALUE EQUITY PORTFOLIO
                                              ---------------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED
                                                            3/31/04                           FOR THE YEAR ENDED
                                                          (UNAUDITED)                              9/30/03
                                              ------------------------------------   ------------------------------------
                                                   SHARES              VALUE              SHARES              VALUE
                                              ---------------   ------------------   ---------------   ------------------
Shares sold:
 Institutional Class ......................          22,839       $      287,636           407,956       $    4,171,195
 Service Class ............................          37,874              479,236           354,341            3,503,382
 Investor A Class .........................          32,367              409,782           352,927            3,631,868
 Investor B Class .........................          41,778              508,809           128,878            1,292,549
 Investor C Class .........................          28,265              344,160            61,335              593,036
Shares issued in reinvestment of dividends:
 Institutional Class ......................           4,167               52,509           285,972            2,828,265
 Service Class ............................           1,136               14,277            87,588              862,745
 Investor A Class .........................           1,115               13,943            31,320              307,563
 Investor B Class .........................               -                    -            38,331              365,677
 Investor C Class .........................               -                    -             7,099               67,723
Shares redeemed:
 Institutional Class ......................        (780,146)          (9,929,140)       (4,070,716)         (41,114,441)
 Service Class ............................        (197,740)          (2,520,093)       (1,294,414)         (13,141,520)
 Investor A Class .........................         (44,272)            (554,146)         (535,756)          (5,449,310)
 Investor B Class .........................         (81,071)            (994,715)         (249,737)          (2,438,054)
 Investor C Class .........................         (28,646)            (351,066)         (101,121)            (978,978)
                                                   --------       --------------        ----------       --------------
Net decrease ..............................        (962,334)      $  (12,238,808)       (4,495,997)      $  (45,498,300)
                                                   ========       ==============        ==========       ==============

                                                                     MID-CAP GROWTH EQUITY PORTFOLIO
                                              ------------------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED
                                                           3/31/04                             FOR THE YEAR ENDED
                                                         (UNAUDITED)                                9/30/03
                                              ----------------------------------     ----------------------------------
                                                  SHARES              VALUE              SHARES              VALUE
                                              -------------       --------------     -------------       --------------
Shares sold:
 Institutional Class ......................         720,539       $    6,360,727        11,990,415       $   76,914,117
 Service Class ............................         201,699            1,631,381         1,099,693            7,259,681
 Investor A Class .........................         372,179            3,031,955        14,096,827           85,022,085
 Investor B Class .........................         232,160            1,749,012           716,542            4,466,221
 Investor C Class .........................          86,052              631,408           364,293            2,166,396
Shares redeemed:
 Institutional Class ......................      (1,616,723)         (13,769,516)      (18,600,646)        (119,752,716)
 Service Class ............................        (634,189)          (5,297,797)       (3,261,434)         (20,780,159)
 Investor A Class .........................        (474,987)          (3,829,425)      (15,022,266)         (90,612,224)
 Investor B Class .........................        (619,410)          (4,674,146)       (1,874,359)         (11,125,906)
 Investor C Class .........................        (269,228)          (2,040,427)         (769,364)          (4,489,876)
                                              -------------       --------------     -------------       --------------
Net decrease ..............................      (2,001,908)      $  (16,206,828)      (11,260,299)      $  (70,932,381)
                                              =============       ==============     =============       ==============

                          BLACKROCK FUNDS


                                                                  SMALL CAP VALUE EQUITY PORTFOLIO
                                              ------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS ENDED
                                                           3/31/04                         FOR THE YEAR ENDED
                                                         (UNAUDITED)                             9/30/03
                                              ----------------------------------   -----------------------------------
                                                   SHARES             VALUE             SHARES             VALUE
                                              ---------------   ----------------   ---------------   -----------------
Shares sold:
 Institutional Class ......................         230,242      $   3,422,274         3,944,811      $   46,350,668
 Service Class ............................          42,387            630,124           577,917           7,424,957
 Investor A Class .........................         260,693          3,900,395         8,259,359         100,775,276
 Investor B Class .........................         145,450          1,986,848           316,893           3,634,187
 Investor C Class .........................          96,747          1,323,679           180,810           2,008,295
Shares issued in reinvestment of dividends:
 Institutional Class ......................         478,137          6,837,365         1,133,758          12,709,428
 Service Class ............................          33,952            482,112            93,937           1,049,275
 Investor A Class .........................         309,674          4,375,692           525,274           5,856,804
 Investor B Class .........................         103,157          1,346,196           133,767           1,400,541
 Investor C Class .........................          29,702            387,903            37,741             395,145
Shares redeemed:
 Institutional Class ......................      (1,002,986)       (15,237,418)       (9,747,842)       (114,700,710)
 Service Class ............................        (123,074)        (1,840,842)         (944,977)        (10,853,006)
 Investor A Class .........................        (583,751)        (8,722,074)       (9,513,889)       (113,871,126)
 Investor B Class .........................        (129,726)        (1,802,778)         (493,538)         (5,622,067)
 Investor C Class .........................         (73,460)        (1,023,730)         (277,861)         (3,122,537)
                                                 ----------      -------------        ----------      --------------
Net decrease ..............................        (182,856)     $  (3,934,254)       (5,773,840)     $  (66,564,870)
                                                 ==========      =============        ==========      ==============

                                                         SMALL CAP CORE EQUITY PORTFOLIO
                                              ------------------------------------------------------
                                                FOR THE SIX MONTHS ENDED
                                                         3/31/04                FOR THE YEAR ENDED
                                                       (UNAUDITED)                   9/30/03
                                              -----------------------------   ----------------------
                                                 SHARES           VALUE        SHARES       VALUE
                                              ------------   --------------   --------   -----------
Shares sold:
 Institutional Class ......................       16,978       $  242,309      3,226      $ 40,000
 Service Class ............................            -                -          -             -
 Investor A Class .........................      135,691        1,910,275        569         7,000
 Investor B Class .........................       37,028          519,344          -             -
 Investor C Class .........................       42,545          605,793          -             -
Shares issued in reinvestment of dividends:
 Institutional Class ......................          103            1,401          -             -
 Service Class ............................            -                1          -             -
 Investor A Class .........................          649            8,857          -             -
 Investor B Class .........................          188            2,550          -             -
 Investor C Class .........................           82            1,114          -             -
Shares redeemed:
 Institutional Class ......................       (3,204)         (47,576)         -             -
 Service Class ............................            -                -          -             -
 Investor A Class .........................      (30,079)        (437,928)         -             -
 Investor B Class .........................       (1,059)         (14,994)         -             -
 Investor C Class .........................            -                -          -             -
                                                 -------       ----------      -----      --------
   Net increase ...........................      198,922       $2,791,146      3,795      $ 47,000
                                                 =======       ==========      =====      ========

                                BLACKROCK FUNDS

                                                        SMALL CAP GROWTH EQUITY PORTFOLIO
                                     ------------------------------------------------------------------------
                                         FOR THE SIX MONTHS ENDED
                                                 3/31/04                          FOR THE YEAR ENDED
                                               (UNAUDITED)                              9/30/03
                                     -------------------------------     ------------------------------------
                                         SHARES             VALUE             SHARES               VALUE
                                     --------------   --------------     ----------------   -----------------
Shares sold:
 Institutional Class ............       4,964,518      $  76,733,659         15,119,579       $  146,717,197
 Service Class ..................         651,148          9,360,659            822,670            8,273,163
 Investor A Class ...............       1,719,955         23,533,863         30,151,339          272,707,262
 Investor B Class ...............         207,382          2,722,271            339,176            3,070,849
 Investor C Class ...............         257,112          3,321,235            212,894            2,033,597
Shares redeemed:
 Institutional Class ............      (1,967,742)       (28,923,270)       (21,336,459)        (204,727,307)
 Service Class ..................        (406,935)        (5,862,180)        (2,178,713)         (20,447,745)
 Investor A Class ...............      (1,957,275)       (27,275,130)       (32,508,994)        (293,644,669)
 Investor B Class ...............        (316,421)        (4,103,956)          (850,772)          (7,314,402)
 Investor C Class ...............        (142,051)        (1,810,630)          (366,285)          (3,156,322)
                                       ----------      -------------        -----------       --------------
Net increase (decrease) .........       3,009,691      $  47,696,521        (10,595,565)      $  (96,488,377)
                                       ==========      =============        ===========       ==============

                                                            U.S. OPPORTUNITIES PORTFOLIO
                                     ------------------------------------------------------------------------
                                         FOR THE SIX MONTHS ENDED
                                                 3/31/04                         FOR THE YEAR ENDED
                                               (UNAUDITED)                            9/30/03
                                     -------------------------------      ----------------------------------
                                         SHARES            VALUE              SHARES              VALUE
                                     ------------      -------------      -------------       --------------
Shares sold:
 Institutional Class ............          73,664      $   1,413,040          1,322,689       $   19,070,228
 Service Class ..................          77,613          1,510,018             61,397              786,516
 Investor A Class ...............         140,773          2,661,587          3,998,697           57,999,840
 Investor B Class ...............          54,330            970,167             53,915              740,982
 Investor C Class ...............          63,198          1,142,288            231,728            2,987,138
Shares redeemed:
 Institutional Class ............        (195,859)        (3,736,160)        (1,717,933)         (24,642,834)
 Service Class ..................          (4,800)           (90,517)           (72,961)            (930,897)
 Investor A Class ...............        (236,663)        (4,417,805)        (4,432,489)         (64,426,558)
 Investor B Class ...............        (279,639)        (5,020,205)          (936,669)         (12,265,692)
 Investor C Class ...............        (199,175)        (3,535,745)          (671,356)          (8,746,675)
                                        ---------      -------------         ----------       --------------
Net decrease ....................        (506,558)     $  (9,103,332)        (2,162,982)      $  (29,427,952)
                                        =========      =============         ==========       ==============

                          BLACKROCK FUNDS


                                                        GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO
                                              -----------------------------------------------------------------------
                                                  FOR THE SIX MONTHS ENDED
                                                           3/31/04                        FOR THE YEAR ENDED
                                                         (UNAUDITED)                            9/30/03
                                              ---------------------------------   -----------------------------------
                                                  SHARES            VALUE              SHARES             VALUE
                                              -------------   -----------------   ---------------   -----------------
Shares sold:
 Institutional Class ......................        60,115       $     355,796           144,352       $     710,403
 Service Class ............................         4,537              29,200            12,501              69,100
 Investor A Class .........................       277,652           1,651,797           790,622           3,418,280
 Investor B Class .........................       129,679             784,795           291,119           1,349,139
 Investor C Class .........................        70,853             417,911           116,929             566,443
Shares redeemed:
 Institutional Class ......................      (154,964)           (916,218)         (291,516)         (1,200,643)
 Service Class ............................        (5,443)            (31,877)           (1,008)             (5,045)
 Investor A Class .........................      (320,589)         (1,926,065)       (1,230,586)         (5,222,922)
 Investor B Class .........................      (549,470)         (3,175,488)         (822,694)         (3,297,441)
 Investor C Class .........................      (152,207)           (887,772)         (211,051)           (838,708)
                                                 --------       -------------        ----------       -------------
Net decrease ..............................      (639,837)      $  (3,697,921)       (1,201,332)      $  (4,451,394)
                                                 ========       =============        ==========       =============

                                                                      EUROPEAN EQUITY PORTFOLIO
                                              ----------------------------------------------------------------------
                                                   FOR THE SIX MONTHS ENDED
                                                          3/31/04                         FOR THE YEAR ENDED
                                                        (UNAUDITED)                            9/30/03
                                              ------------------------------      ----------------------------------
                                                 SHARES            VALUE              SHARES             VALUE
                                              -----------      -------------      -------------      ---------------
Shares sold:
 Institutional Class ......................        12,584       $      94,123             2,525       $      14,550
 Service Class ............................             -                   -                 -                   -
 Investor A Class .........................        14,017             103,510            14,275              80,237
 Investor B Class .........................        10,150              69,520            18,215             108,264
 Investor C Class .........................             -                   -         1,899,236          10,684,170
Shares issued in reinvestment of dividends:
 Institutional Class ......................           177               1,222             1,215               7,121
 Service Class ............................             -                   1                 -                   -
 Investor A Class .........................           790               5,452                 -                   -
 Investor B Class .........................           (62)               (514)                -                   -
 Investor C Class .........................        (1,627)            (11,491)                -                   -
Shares redeemed:
 Institutional Class ......................      (252,496)         (1,625,681)         (365,070)         (2,126,465)
 Service Class ............................             -                   -                 -                   -
 Investor A Class .........................       (22,781)           (157,116)          (32,310)           (187,030)
 Investor B Class .........................       (30,113)           (205,430)          (91,303)           (522,971)
 Investor C Class .........................       (22,581)           (159,415)       (1,951,228)        (11,153,989)
                                                 --------       -------------        ----------       -------------
Net decrease ..............................      (291,942)      $  (1,885,819)         (504,445)      $  (3,096,113)
                                                 ========       =============        ==========       =============

                                BLACKROCK FUNDS

                                                                     INTERNATIONAL EQUITY PORTFOLIO
                                              -----------------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED
                                                            3/31/04                              FOR YEAR ENDED
                                                          (UNAUDITED)                               9/30/03
                                              ------------------------------------   --------------------------------------
                                                   SHARES              VALUE              SHARES               VALUE
                                              ---------------   ------------------   ----------------   -------------------
Shares sold:
 Institutional Class ......................         782,840       $    8,230,057          9,618,776       $    68,184,428
 Service Class ............................         234,311            2,215,756          2,596,540            18,212,051
 Investor A Class .........................         124,284            1,752,997          1,568,305            10,940,045
 Investor B Class .........................          25,424              376,798             44,012               294,243
 Investor C Class .........................          38,746              406,682         10,749,308            71,289,597
Shares issued in reinvestment of dividends:
 Institutional Class ......................           5,928               51,456                  -                     -
 Service Class ............................           3,888               33,245                  -                     -
 Investor A Class .........................          10,124               85,350                  -                     -
 Investor B Class .........................             246                1,986                  -                     -
 Investor C Class .........................               -                    -                  -                     -
Shares redeemed:
 Institutional Class ......................      (9,382,960)         (85,168,900)       (31,464,512)         (222,969,612)
 Service Class ............................      (2,511,730)         (21,593,188)        (8,792,033)          (62,289,223)
 Investor A Class .........................        (325,121)          (2,840,449)        (2,330,682)          (16,331,169)
 Investor B Class .........................         (49,475)            (425,067)          (127,942)             (853,642)
 Investor C Class .........................          (7,816)             (63,331)       (10,826,274)          (72,344,017)
                                                 ----------       --------------        -----------       ---------------
Net decrease ..............................     (11,051,311)      $  (96,936,608)       (28,964,502)      $  (205,867,299)
                                                ===========       ==============        ===========       ===============

                                                                   INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                              --------------------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED
                                                            3/31/04                              FOR THE YEAR ENDED
                                                          (UNAUDITED)                               9/30/03
                                              ----------------------------------     ------------------------------------
                                                  SHARES              VALUE               SHARES               VALUE
                                              -------------       --------------     --------------       ---------------
Shares sold:
 Institutional Class ......................       1,127,851       $   26,515,124            764,579       $    12,682,119
 Service Class ............................         445,116           10,346,226             74,911             1,266,507
 Investor A Class .........................       1,694,828           39,016,769          1,612,494            26,197,040
 Investor B Class .........................         456,237            9,818,274            400,375             6,502,997
 Investor C Class .........................         980,084           21,451,171          2,438,484            38,405,785
Shares issued in reinvestment of dividends:
 Institutional Class ......................           1,323               29,679                  -                     -
 Service Class ............................             114                2,497                  -                     -
 Investor A Class .........................           1,347               29,462                  -                     -
 Investor B Class .........................             975               20,582                  -                     -
 Investor C Class .........................             737               15,558                  -                     -
Shares redeemed:
 Institutional Class ......................        (268,689)          (6,141,360)        (1,419,637)          (22,932,388)
 Service Class ............................         (56,283)          (1,278,331)           (39,316)             (695,180)
 Investor A Class .........................        (311,574)          (7,038,711)        (1,405,223)          (22,938,271)
 Investor B Class .........................        (169,921)          (3,744,605)          (512,651)           (8,009,654)
 Investor C Class .........................        (197,452)          (4,316,454)        (2,288,952)          (36,140,913)
                                                 ----------       --------------        -----------       ---------------
Net increase (decrease) ...................       3,704,693       $   84,725,881           (374,936)      $    (5,661,958)
                                                 ==========       ==============        ===========       ===============

                          BLACKROCK FUNDS


                                                                      ASIA PACIFIC EQUITY PORTFOLIO
                                              -----------------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED
                                                            3/31/04                            FOR THE YEAR ENDED
                                                          (UNAUDITED)                               9/30/03
                                              ------------------------------------   --------------------------------------
                                                   SHARES              VALUE              SHARES               VALUE
                                              ---------------   ------------------   ----------------   -------------------
Shares sold:
 Institutional Class ......................           8,559       $       63,505             80,101       $       458,592
 Service Class ............................               -                    -                  -                     -
 Investor A Class .........................          17,637              138,199             12,666                84,885
 Investor B Class .........................           4,953               37,268             50,792               321,254
 Investor C Class .........................          23,868              181,278            346,974             1,944,242
Shares issued in reinvestment of dividends:
 Institutional Class ......................               3                   21                  -                     -
 Service Class ............................               -                    1                  -                     -
 Investor A Class .........................              67                  474                  -                     -
 Investor B Class .........................              65                  457                  -                     -
 Investor C Class .........................              13                   89                  -                     -
Shares redeemed:
 Institutional Class ......................          (7,379)             (54,755)           (79,295)             (461,138)
 Service Class ............................               -                    -                  -                     -
 Investor A Class .........................             (49)                (378)            (7,211)              (41,243)
 Investor B Class .........................         (12,500)             (94,250)            (1,211)               (6,981)
 Investor C Class .........................          (1,303)              (9,894)          (345,676)           (1,937,162)
                                                    -------       --------------           --------       ---------------
Net increase ..............................          33,934       $      262,015             57,140       $       362,449
                                                    =======       ==============           ========       ===============

                                                                          SELECT EQUITY PORTFOLIO
                                              --------------------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED
                                                            3/31/04                            FOR THE YEAR ENDED
                                                          (UNAUDITED)                               9/30/03
                                              ----------------------------------     ------------------------------------
                                                  SHARES              VALUE               SHARES               VALUE
                                              -------------       --------------     --------------       ---------------
Shares sold:
 Institutional Class ......................         163,242       $    1,826,641            521,531       $     4,865,325
 Service Class ............................           6,208               69,536             21,077               195,032
 Investor A Class .........................          82,304              937,628          1,459,269            13,743,445
 Investor B Class .........................          60,799              655,096            106,032               970,101
 Investor C Class .........................          25,166              266,323            389,772             3,398,309
Shares issued in reinvestment of dividends:
 Institutional Class ......................          13,607              152,539             24,966               230,189
 Service Class ............................           1,287               14,481                  -                     -
 Investor A Class .........................          11,066              122,834             21,270               194,195
 Investor B Class .........................           2,456               26,280                  -                     -
 Investor C Class .........................              18                  197                  -                     -
Shares redeemed:
 Institutional Class ......................      (1,060,854)         (12,129,012)       (10,509,640)          (98,572,330)
 Service Class ............................         (48,313)            (552,515)          (278,591)           (2,569,175)
 Investor A Class .........................        (316,382)          (3,575,360)        (2,526,610)          (23,804,985)
 Investor B Class .........................        (217,666)          (2,353,099)          (684,156)           (6,003,582)
 Investor C Class .........................         (40,832)            (447,724)          (441,304)           (3,897,656)
                                                -----------       --------------       ------------       ---------------
Net decrease ..............................      (1,317,894)      $  (14,986,155)       (11,896,384)      $  (111,251,132)
                                                ===========       ==============       ============       ===============

                                BLACKROCK FUNDS

                                                                         INDEX EQUITY PORTFOLIO
                                              ----------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS ENDED
                                                            3/31/04                           FOR THE YEAR ENDED
                                                          (UNAUDITED)                              9/30/03
                                              -----------------------------------   --------------------------------------
                                                   SHARES             VALUE              SHARES               VALUE
                                              ---------------   -----------------   ----------------   -------------------
Shares sold:
 Institutional Class ......................       2,074,265      $   43,738,265         10,753,266       $   188,083,555
 Service Class ............................         804,722          16,934,297          1,589,476            27,936,332
 Investor A Class .........................       6,320,176         132,690,758         14,775,471           260,644,245
 Investor B Class .........................         354,437           7,281,908          1,331,953            23,222,797
 Investor C Class .........................       1,055,586          21,644,526          2,586,777            44,810,145
Shares issued in reinvestment of dividends:
 Institutional Class ......................         112,790           2,397,289            296,627             5,262,591
 Service Class ............................          23,215             489,744             43,558               778,813
 Investor A Class .........................          77,443           1,633,087            155,655             2,770,630
 Investor B Class .........................           8,958             183,865             22,140               381,689
 Investor C Class .........................           9,078             186,334             22,224               382,928
Shares redeemed:
 Institutional Class ......................      (4,231,152)        (90,272,045)       (26,070,177)         (447,897,902)
 Service Class ............................        (509,808)        (10,729,432)        (1,894,676)          (33,113,285)
 Investor A Class .........................      (5,843,413)       (122,950,561)       (14,435,136)         (254,284,050)
 Investor B Class .........................      (1,051,259)        (21,726,225)        (2,483,973)          (42,178,613)
 Investor C Class .........................      (1,827,604)        (37,825,753)        (4,370,115)          (74,523,526)
                                                 ----------      --------------        -----------       ---------------
Net decrease ..............................      (2,622,566)     $  (56,323,943)       (17,676,930)      $  (297,723,651)
                                                 ==========      ==============        ===========       ===============

                                                                            BALANCED PORTFOLIO
                                              -------------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS ENDED
                                                            3/31/04                             FOR THE YEAR ENDED
                                                          (UNAUDITED)                                9/30/03
                                              --------------------------------      -----------------------------------------
                                                  SHARES             VALUE               SHARES               VALUE
                                              -------------     --------------      --------------       --------------------
Shares sold:
 Institutional Class ......................          14,625      $      204,356            105,145       $     1,219,336
 Service Class ............................           1,785              24,346             24,229               288,213
 Investor A Class .........................         277,717           3,797,523          5,084,653            60,535,218
 Investor B Class .........................         214,978           2,908,742            449,738             5,428,904
 Investor C Class .........................          80,711           1,090,295             71,963               873,214
Shares issued in reinvestment of dividends:
 Institutional Class ......................           3,836              52,813             13,243               159,993
 Service Class ............................           1,223              16,800              4,839                58,244
 Investor A Class .........................          41,651             571,235            163,387             1,969,272
 Investor B Class .........................          10,037             136,462             42,794               510,817
 Investor C Class .........................             614               8,349              2,117                25,342
Shares redeemed:
 Institutional Class ......................        (139,603)         (1,903,807)        (1,318,912)          (15,829,300)
 Service Class ............................         (14,720)           (202,679)          (159,926)           (1,919,782)
 Investor A Class .........................      (1,559,944)        (21,569,842)        (8,939,008)         (106,005,605)
 Investor B Class .........................        (319,206)         (4,313,683)          (982,764)          (11,586,934)
 Investor C Class .........................         (85,109)         (1,159,093)          (149,707)           (1,768,077)
                                                -----------      --------------       ------------       ---------------
Net decrease ..............................      (1,471,405)     $  (20,338,183)        (5,588,209)      $   (66,041,145)
                                                ===========      ==============       ============       ===============

                                BLACKROCK FUNDS

     There is a 2% redemption fee on shares redeemed which have been held 90 days or less on the BlackRock Mid Cap Value Equity, Mid Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, European Equity, International Equity, International Opportunities and Asia Pacific Equity Portfolios. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

     On March 31, 2004, two shareholders held approximately 50% of the outstanding shares of the Large Cap Value Equity Portfolio, one shareholder held approximately 46% of Large Cap Growth Equity Portfolio, one shareholder held approximately 47% of the Mid-Cap Value Equity Portfolio, one shareholder held approximately 26% of the Mid-Cap Growth Equity Portfolio, two shareholders held approximately 54% of the Small Cap Value Equity Portfolio, one shareholder held 33% of the Small Cap Core Equity Portfolio, three shareholders held approximately 46% of the Small Cap Growth Equity Portfolio, two shareholders held approximately 60% of the European Equity Portfolio, three shareholders held approximately 45% of the International Equity Portfolio, one shareholders held approximately 12% of the International Opportunities Portfolio, one shareholder held approximately 75% of the Asia Pacific Equity Portfolio, one shareholder held approximately 44% of the Select Equity Portfolio, two shareholders held approximately 44% of the Index Equity Portfolio and one shareholder held approximately 18% of the Balanced Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(E) At March 31, 2004, net assets consisted of:


                                                                   LARGE CAP        LARGE CAP      MID-CAP            MID-CAP
                                                                  VALUE EQUITY    GROWTH EQUITY  VALUE EQUITY      GROWTH EQUITY
                                                                   PORTFOLIO        PORTFOLIO     PORTFOLIO          PORTFOLIO
                                                               ---------------- --------------- ---------------- ------------------
Capital paid in ..............................................  $ 291,603,191    $ 484,065,746   $    29,490,069  $  514,982,272
End of period undistributed net investment income
 (distributions in excess of net investment income or
 accumulated net investment loss) ............................          2,693         (121,685)          (50,250)       (956,483)
Accumulated net realized gain (loss) on investment
 transactions and futures contracts ..........................    (80,548,453)    (406,844,079)        4,843,807    (414,545,572)
Net unrealized appreciation on investment transactions
 and futures contracts .......................................     71,519,247       34,470,361         4,193,972      43,052,246
                                                                -------------    -------------   ---------------  --------------
                                                                $ 282,576,678    $ 111,570,343   $    38,477,598  $  142,532,463
                                                                =============    =============   ===============  ==============


                                                                  SMALL CAP        SMALL CAP          SMALL CAP           U.S.
                                                                 VALUE EQUITY     CORE EQUITY       GROWTH EQUITY    OPPORTUNITIES
                                                                  PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                               -------------    -------------   -------------------  --------------
Capital paid in ..............................................  $ 100,769,095    $   3,831,659   $ 1,074,020,312     $  214,426,439
End of period accumulated net investment loss ................       (281,676)         (17,844)       (2,101,281)        (1,025,995)
Accumulated net realized gain (loss) on investment
 transactions ................................................     16,700,168           96,024      (700,615,695)      (122,029,689)
Net unrealized appreciation on investment transactions .......     26,183,783          740,827       102,559,280         19,656,382
                                                               --------------   --------------  -------------------  --------------
                                                                $ 143,371,370    $   4,650,666   $   473,862,616     $  111,027,137
                                                               ==============   ==============  ===================  ==============



                                BLACKROCK FUNDS

                                                            GLOBAL SCIENCE
                                                             & TECHNOLOGY        EUROPEAN        INTERNATIONAL      INTERNATIONAL
                                                            OPPORTUNITIES         EQUITY             EQUITY         OPPORTUNITIES
                                                              PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                          ----------------- ----------------- ------------------- ----------------
Capital paid in ......................................... $ 110,847,602       $   8,416,987     $   265,081,133    $ 276,538,573
End of period undistributed net investment income
 (distributions in excess of net investment income or
 accumulated net investment loss) .......................     (384,575)             (13,567)            (76,081)      (1,421,709)
Accumulated net realized loss on investment transactions,
 futures and options contracts and foreign currency
 related transactions ...................................  (79,234,517)          (4,974,442)       (230,686,423)     (29,207,502)
Net unrealized appreciation on investment transactions,
 futures and options contracts and foreign currency
 related transactions ...................................    4,894,855              894,700          10,606,649       37,063,470
                                                          -------------       -------------     ---------------    -------------
                                                          $ 36,123,365        $   4,323,678     $    44,925,278    $ 282,972,832
                                                          =============       =============     ===============    =============

                                                           ASIA PACIFIC          SELECT              INDEX
                                                              EQUITY             EQUITY             EQUITY           BALANCED
                                                            PORTFOLIO          PORTFOLIO           PORTFOLIO         PORTFOLIO
                                                          -----------        -------------      ---------------    -------------
Capital paid in ......................................... $  3,877,473        $ 175,944,877     $ 1,535,753,579    $ 160,712,909
End of period undistributed net investment income
 (distributions in excess of net investment income or
 accumulated net investment loss) .......................      (11,822)             265,197             641,996           (3,465)
Accumulated net realized loss on investment transactions,
 futures, options, swap contracts and foreign currency
 related transactions ...................................   (1,138,962)         (99,698,312)       (301,520,895)     (47,885,415)
Net unrealized appreciation on investment transactions,
 futures, options, swap contracts and foreign currency
 related transactions ...................................      808,851           29,563,175         362,958,349       27,436,298
                                                          -------------       -------------     ---------------    -------------
                                                          $  3,535,540        $ 106,074,937     $ 1,597,833,029    $ 140,260,327
                                                          =============       =============     ===============    =============


(F) Federal Tax Information

     No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain and foreign currency distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2003, attributable to realized foreign currency gains/(losses), foreign futures realized gains/(losses), paydown adjustments and certain net operating losses which for tax purposes, are not available to offset future income, were reclassified to the following accounts:

                          BLACKROCK FUNDS


                                                                                          INCREASE          INCREASE
                                                                                         (DECREASE)        (DECREASE)
                                                                                         ACCUMULATED     UNDISTRIBUTED
                                                                        DECREASE        NET REALIZED     NET INVESTMENT
                                                                    PAID IN-CAPITAL      GAIN (LOSS)         INCOME
                                                                   -----------------   --------------   ---------------
   Large Cap Value Equity Portfolio ............................     $          -        $  (28,367)      $   28,367
   Large Cap Growth Equity Portfolio ...........................         (211,419)                -          211,419
   Mid-Cap Value Equity Portfolio ..............................                -               474             (474)
   Mid-Cap Growth Equity Portfolio .............................       (1,436,712)                -        1,436,712
   Small Cap Value Equity Portfolio ............................                -          (292,599)         292,599
   Small Cap Core Equity Portfolio .............................           (6,028)                -            6,028
   Small Cap Growth Equity Portfolio ...........................       (3,154,899)                -        3,154,899
   U.S. Opportunities Portfolio ................................       (1,725,661)                -        1,725,661
   Global Science & Technology Opportunities Portfolio .........         (566,163)           12,982          553,181
   European Equity Portfolio ...................................                -           (13,687)          13,687
   International Equity Portfolio ..............................                -          (136,777)         136,777
   International Opportunities Portfolio .......................         (168,464)          151,146           17,318
   Asia Pacific Equity Portfolio ...............................                -            10,128          (10,128)
   Balanced Portfolio ..........................................                -           (96,979)          96,979

     These reclassifications had no effect on net assets or net asset value per share.

     The tax character of distributions paid during the last two fiscal years were as follows:


                                                                   TAX RETURN
                                       ORDINARY       LONG-TERM        OF          TOTAL
                                        INCOME      CAPITAL GAIN    CAPITAL    DISTRIBUTIONS
                                    -------------- -------------- ----------- --------------
   Large Cap Value Equity Portfolio
    9/30/03 ....................... $ 4,685,910    $        -     $     -     $ 4,685,910
    9/30/02 .......................   7,518,336    47,792,224           -      55,310,560
   Mid-Cap Value Equity Portfolio
    9/30/03 .......................           -     5,447,281           -       5,447,281
    9/30/02 .......................     236,522        59,779           -         296,301
   Small Cap Value Equity Portfolio
    9/30/03 .......................           -    27,872,360           -      27,872,360
    9/30/02 .......................  10,468,011    50,390,006           -      60,858,017
   U.S. Opportunities Portfolio
    9/30/02 .......................   2,470,070             -           -       2,470,070
   European Equity Portfolio
    9/30/03 .......................      29,362             -           -          29,362
    9/30/02 .......................     184,997             -           -         184,997
   International Equity Portfolio
    9/30/02 .......................           -     2,568,868     172,575       2,741,443
   Asia Pacific Equity Portfolio
    9/30/03 .......................       1,649             -           -           1,649
    9/30/02 .......................      18,649             -           -          18,649
   Select Equity Portfolio
    9/30/03 .......................   1,460,159             -           -       1,460,159
   Index Equity Portfolio*
    11/30/02 ......................  12,850,989             -           -      12,850,989
    11/30/01 ......................   7,272,710             -           -       7,272,710
   Balanced Portfolio
    9/30/03 .......................   3,516,108             -           -       3,516,108
    9/30/02 .......................   7,482,580             -           -       7,482,580

* BlackRock Index Equity Portfolio has a tax year end of 11/30. Therefore, these amounts are reflective of the 11/30/02 and 11/30/01 tax year.

                                BLACKROCK FUNDS

                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

     As of September 30, 2003, the components of distributable earnings/(accumulated losses) were as follows:

                                                               UNDISTRIBUTED  UNDISTRIBUTED        CAPITAL             POST-
                                                                  ORDINARY      LONG-TERM           LOSS              OCTOBER
                                                                   INCOME      CAPITAL GAIN     CARRYFORWARDS         LOSSES
                                                              -------------- --------------- ------------------ ------------------
   Large Cap Value Equity Portfolio ......................... $  47,248      $       -       $ (63,024,284)      $ (41,008,514)
   Large Cap Growth Equity Portfolio ........................         -              -        (423,479,166)                  -
   Mid-Cap Value Equity Portfolio ...........................   194,298              -          (2,154,621)                  -
   Mid-Cap Growth Equity Portfolio ..........................         -              -        (418,325,449)           (307,651)
   Small Cap Value Equity Portfolio ......................... 2,396,658      9,144,071                   -                   -
   Small Cap Core Equity Portfolio ..........................         -          5,116                   -                   -
   Small Cap Growth Equity Portfolio ........................         -              -        (748,305,417)                  -
   U.S. Opportunities Portfolio .............................         -              -        (137,278,144)           (728,245)
   Global Science & Technology Opportunities Portfolio ......         -              -         (83,420,777)           (951,757)/1/
   European Equity Portfolio ................................    50,696              -          (3,472,593)         (1,605,130)
   International Equity Portfolio ........................... 1,023,501              -        (211,884,825)        (39,129,459)
   International Opportunities Portfolio ....................         -              -         (58,833,771)                  -
   Asia Pacific Equity Portfolio ............................     9,650              -          (1,244,716)           (118,671)/1/
   Select Equity Portfolio ..................................   893,414              -        (109,558,912)                  -
   Index Equity Portfolio/2/................................. 3,489,352              -         (89,236,149)        (30,374,449)
   Balanced Portfolio .......................................   109,751              -         (56,883,635)                  -


/1/ Includes Post-October currency losses of $10,570 for BlackRock Global Science and Technology Opportunities Portfolio and $9,245 for BlackRock Asia Pacific Equity Portfolio.

/2/ BlackRock Index Equity Portfolio has a tax year end of 11/30. Therefore, these amounts are reflective of the 11/30/02 tax year.

     Post-October losses represent losses realized on investment transactions from November 1, 2002 through September 30, 2003 that, in accordance with Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

     At September 30, 2003, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                    EXPIRING SEPTEMBER 30
                                          --------------------------------------------------------------------------
                                              2008          2009           2010            2011           TOTAL
                                          ------------ ------------- --------------- --------------- ---------------
   Large Cap Value Equity Portfolio .....  $        -   $         -   $ 17,617,370    $ 45,406,914    $ 63,024,284
   Large Cap Growth Equity Portfolio.....           -    11,079,766    406,759,816       5,639,584     423,479,166
   Mid-Cap Value Equity Portfolio .......           -             -              -       2,154,621       2,154,621
   Mid-Cap Growth Equity Portfolio ......           -    21,893,482    364,728,815      31,703,152     418,325,449
   Small Cap Growth Equity Portfolio.....           -             -    643,318,325     104,987,092     748,305,417
   U.S. Opportunities Portfolio .........           -             -    120,764,633      16,513,511     137,278,144
   Global Science & Technology
    Opportunities Portfolio .............   4,217,622     7,130,245     72,072,910               -      83,420,777
   European Equity Portfolio ............           -       106,346      1,890,590       1,475,657       3,472,593
   International Equity Portfolio .......           -             -    155,266,135      56,618,690     211,884,825
   International Opportunities
    Portfolio ...........................           -    30,120,919     28,712,852               -      58,833,771
   Asia Pacific Equity Portfolio ........           -             -        858,503         386,213       1,244,716
   Select Equity Portfolio ..............           -    13,330,826     80,294,645      15,933,441     109,558,912
   Balanced Portfolio ...................           -     6,410,154     25,643,538      24,829,943      56,883,635


                                                            EXPIRING NOVEMBER 30
                                          ----------------------------------------------------------
                                              2008         2009           2010           TOTAL
                                          -----------  ------------  -------------   ------------
   Index Equity Portfolio ...............  $1,523,612   $ 8,460,342   $ 79,252,195    $ 89,236,149

(G) Contingencies

     In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

                                BLACKROCK FUNDS

                             ADDITIONAL INFORMATION


(A) PricewaterhouseCoopers LLP ("PwC"), the Fund's former independent auditor, has been hired as an internal audit supporting service provider by The PNC Financial Services Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain services to PNC and its affiliates which would have caused PwC to no longer be independent with respect to the Fund, PwC declined to stand for re-election as independent auditor of the Fund after the completion of the fiscal 2003 audit.

     The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent auditor to audit the Fund's financial statements for fiscal year 2004. A majority of the Fund's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP as the Fund's independent auditor for the Fund's fiscal 2004 audit on November 21, 2003, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

(B) As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

(C) On May 12, 2004, the Board of Trustees of the Fund voted to close the Investor B and Investor C share classes of the Index Equity Portfolio to all new purchases and exchanges effective May 31, 2004. In addition, the Board of Trustees voted to close the European Equity and Asia Pacific Equity Portfolios to new purchases and exchanges effective May 31, 2004 and to terminate and wind up the affairs of the Portfolios on or about June 30, 2004.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                       THE DFA INVESTMENT TRUST COMPANY

                         THE U.S. LARGE COMPANY SERIES

 TABLE OF CONTENTS                              THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES
                                                                       Page
     Unaudited Schedule of Investments as of March 31, 2004........... 121

     Unaudited Statement of Assets & Liabilities as of March 31, 2004. 126

     Audited Financial Statements as of and for the year ended
         November 30, 2003:

     Schedule of Investments.......................................... 127

     Statement of Assets and Liabilities.............................. 132

     Statement of Operations.......................................... 133

     Statements of Changes in Net Assets.............................. 134

     Financial Highlights............................................. 135

     Notes to Financial Statements.................................... 136

     Report of Independent Registered Certified Public Accounting Firm 139


This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series



                                                       March 31, 2004
                                                  -----------------------
                                                         (Unaudited)
                                                  Shares       Value+
                                                  ------- ---------------
      COMMON STOCKS -- (90.7%)
       3M Co..................................... 244,400 $    20,009,028
       Abbott Laboratories....................... 487,700      20,044,470
       Ace, Ltd..................................  87,100       3,715,686
       ADC Telecommunications, Inc............... 251,500         729,350*#
       Adobe Systems, Inc........................  74,400       2,933,592#
       Advanced Micro Devices, Inc............... 108,700       1,764,201*
       AES Corp.................................. 194,200       1,656,526*
       Aetna, Inc................................  47,800       4,288,616
       AFLAC, Inc................................ 159,900       6,418,386
       Agilent Technologies, Inc................. 148,300       4,690,729*
       Air Products & Chemicals, Inc.............  70,900       3,553,508
       Alberto-Culver Co. Class B................  28,300       1,241,521
       Albertson's, Inc.......................... 114,400       2,533,960#
       Alcoa, Inc................................ 271,400       9,414,866
       Allegheny Energy, Inc.....................  39,600         542,916*#
       Allegheny Technologies, Inc...............  25,200         304,920
       Allergan, Inc.............................  40,900       3,442,144#
       Allied Waste Industries, Inc..............  99,900       1,329,669*
       Allstate Corp............................. 219,400       9,973,924
       Alltel Corp...............................  97,400       4,859,286
       Altera Corp............................... 118,100       2,415,145*
       Altria Group, Inc......................... 638,400      34,760,880#
       Ambac Financial Group, Inc................  33,300       2,456,874
       Amerada Hess Corp.........................  28,000       1,827,840
       Ameren Corp...............................  56,700       2,613,303#
       American Electric Power Co., Inc.......... 123,200       4,055,744
       American Express Co....................... 401,200      20,802,220
       American Greetings Corp. Class A..........  20,900         475,893*#
       American International Group, Inc......... 813,800      58,064,630
       American Power Conversion Corp............  61,900       1,424,319
       American Standard Companies, Inc..........  22,500       2,559,375*
       AmerisourceBergen Corp....................  35,000       1,913,800
       Amgen, Inc................................ 402,400      23,407,608*
       AmSouth Bancorporation.................... 109,500       2,574,345#
       Anadarko Petroleum Corp...................  78,500       4,071,010
       Analog Devices, Inc....................... 116,600       5,597,966
       Andrew Corp...............................  49,600         868,000*#
       Anheuser-Busch Companies, Inc............. 254,100      12,959,100
       Anthem, Inc...............................  43,100       3,906,584*
       AON Corp..................................  97,900       2,732,389
       Apache Corp............................... 101,100       4,364,487
       Apartment Investment & Management Co.
        Class A..................................  29,200         907,828
       Apollo Group, Inc. (Class A)..............  54,900       4,727,439*#
       Apple Computer, Inc....................... 115,300       3,118,865*#
       Applera Corporation -- Applied Biosystems
        Group....................................  64,300       1,271,854#
       Applied Materials, Inc.................... 524,500      11,213,810*
       Applied Micro Circuits Corp...............  96,900         557,175*#
       Archer-Daniels Midland Co................. 202,100       3,409,427
       Ashland, Inc..............................  21,700       1,008,833
       AT&T Corp................................. 247,500       4,843,575#
       AT&T Wireless Services, Inc............... 849,800      11,565,778*
       Autodesk, Inc.............................  35,200       1,113,024
       Automatic Data Processing, Inc............ 183,900       7,723,800
       AutoNation, Inc...........................  85,800       1,462,890*
       Autozone, Inc.............................  27,200       2,338,384*#
       Avaya, Inc................................ 132,500       2,104,100*
       Avery Dennison Corp.......................  34,500       2,146,245
       Avon Products, Inc........................  73,500       5,576,445#
       B B & T Corp.............................. 170,500       6,018,650
       Baker Hughes, Inc......................... 104,400       3,808,512

                                                      March 31, 2004
                                                -------------------------
                                                        (Unaudited)
                                                 Shares        Value+
                                                --------- ---------------
       Ball Corp...............................    17,500 $     1,186,150
       Bank of America Corp....................   451,700      36,578,666
       Bank of New York Co., Inc...............   241,300       7,600,950
       Bank One Corp...........................   349,200      19,038,384
       Bard (C.R.), Inc........................    16,200       1,581,768
       Bausch & Lomb, Inc......................    16,400         983,508
       Baxter International, Inc...............   190,300       5,878,367#
       Bear Stearns Companies, Inc.............    32,400       2,840,832
       Becton Dickinson & Co...................    78,800       3,820,224
       Bed, Bath and Beyond, Inc...............    93,100       3,887,856*
       Bellsouth Corp..........................   571,100      15,813,759
       Bemis Co., Inc..........................    33,500         871,000
       Best Buy Co., Inc.......................   101,300       5,239,236
       Big Lots, Inc...........................    36,400         527,800*
       Biogen Idec, Inc........................   102,200       5,682,320*
       Biomet, Inc.............................    79,800       3,061,128*#
       BJ Services, Co.........................    49,700       2,150,519*
       Black & Decker Corp.....................    24,500       1,395,030
       Block (H.&R.), Inc......................    55,600       2,837,268
       BMC Software, Inc.......................    70,200       1,372,410*
       Boeing Co...............................   262,800      10,793,196
       Boise Cascade Corp......................    27,200         942,480
       Boston Scientific Corp..................   255,400      10,823,852*
       Bristol Myers Squibb Co.................   605,400      14,668,842
       Broadcom Corp...........................    94,400       3,697,648*#
       Brown-Forman Corp. Class B..............    37,800       1,801,548#
       Brunswick Corp..........................    29,200       1,192,236
       Burlington Northern Santa Fe Corp.......   116,100       3,657,150
       Burlington Resources, Inc...............    61,700       3,925,971
       Calpine Corp............................   128,900         601,963*#
       Campbell Soup Co........................   128,200       3,496,014
       Capital One Financial Corp..............    72,000       5,430,960
       Cardinal Health, Inc....................   135,700       9,349,730#
       Caremark Rx, Inc........................   140,300       4,664,975*
       Carnival Corp...........................   196,500       8,824,815
       Caterpillar, Inc........................   108,300       8,563,281#
       Cendant Corp............................   314,300       7,665,777
       CenterPoint Energy, Inc.................    95,500       1,091,565#
       Centex Corp.............................    39,000       2,108,340
       CenturyTel, Inc.........................    45,000       1,237,050
       Charter One Financial, Inc..............    69,400       2,453,984
       ChevronTexaco Corp......................   333,600      29,283,408
       Chiron Corp.............................    58,500       2,574,585*
       Chubb Corp..............................    58,600       4,075,044
       CIENA Corp..............................   148,100         736,057*
       CIGNA Corp..............................    44,000       2,596,880#
       Cincinnati Financial Corp...............    50,100       2,176,845
       Cinergy Corp............................    55,500       2,269,395
       Cintas Corp.............................    53,400       2,322,366
       Circuit City Stores, Inc................    65,600         741,280
       Cisco Sytems, Inc....................... 2,143,400      50,412,768*
       Citigroup, Inc.......................... 1,606,500      83,056,050
       Citizens Communications Co..............    88,700       1,147,778*
       Citrix Systems, Inc.....................    51,200       1,106,944*
       Clear Channel Communications, Inc.......   192,000       8,131,200
       Clorox Co...............................    65,500       3,203,605
       CMS Energy Corp.........................    50,200         449,290*#
       Coca-Cola Co............................   762,600      38,358,780
       Coca-Cola Enterprises, Inc..............   143,100       3,458,727
       Colgate-Palmolive Co....................   166,100       9,152,110
       Comcast Corp. Class A...................   702,100      20,178,354*
       Comerica, Inc...........................    54,700       2,971,304
       Computer Associates International, Inc..   181,500       4,875,090

See accompanying notes to financial statements.

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

                                                     March 31, 2004
                                              -------------------------
                                                      (Unaudited)
                                               Shares         Value+
                                              --------- ---------------
       Computer Sciences Corp................    58,500 $     2,359,305*
       Compuware Corp........................   119,900         893,255*
       Comverse Technology, Inc..............    60,100       1,090,214*
       Conagra, Inc..........................   167,500       4,512,450
       ConocoPhilips.........................   213,500      14,904,435
       Consolidated Edison, Inc..............    70,500       3,109,050
       Constellation Energy Group............    52,200       2,085,390
       Convergys Corp........................    44,700         679,440*
       Cooper Industries, Ltd................    28,700       1,641,066
       Cooper Tire & Rubber Co...............    23,000         463,450#
       Coors (Adolph) Co. Class B............    11,400         791,730#
       Corning, Inc..........................   420,500       4,701,190*
       Costco Wholesale Corp.................   142,900       5,367,324*
       Countrywide Financial Corp............    57,400       5,504,660
       Crane Co..............................    18,500         610,500#
       CSX Corp..............................    66,700       2,020,343
       Cummins, Inc..........................    13,300         777,385#
       CVS Corp..............................   123,600       4,363,080
       Dana Corp.............................    46,400         921,504
       Danaher Corp..........................    48,000       4,481,760#
       Darden Restaurants, Inc...............    51,400       1,274,206#
       Deere & Co............................    75,900       5,260,629
       Dell, Inc.............................   798,600      26,848,932*#
       Delphi Automotive Systems Corp........   174,700       1,740,012
       Delta Air Lines, Inc..................    38,500         304,920* #
       Deluxe Corp...........................    15,800         633,580
       Devon Energy Corp.....................    72,600       4,221,690
       Dillards, Inc. Class A................    26,000         498,160
       Disney (Walt) Co......................   638,600      15,958,614
       Dollar General Corp...................   105,100       2,017,920
       Dominion Resources, Inc...............   101,200       6,507,160
       Donnelley (R.R.) & Sons Co............    68,200       2,063,050
       Dover Corp............................    63,400       2,458,018
       Dow Chemical Co.......................   290,700      11,709,396
       Dow Jones & Co., Inc..................    25,500       1,221,705#
       DTE Energy Co.........................    52,700       2,168,605
       Duke Energy Corp......................   283,100       6,398,060
       DuPont (E.I.) de Nemours & Co., Inc...   311,200      13,138,864
       Dynegy, Inc...........................   117,500         465,300*#
       Eastman Chemical Co...................    24,100       1,028,588
       Eastman Kodak Co......................    89,400       2,339,598
       Eaton Corp............................    47,900       2,691,501
       eBay, Inc.............................   201,500      13,969,995*#
       Ecolab, Inc...........................    80,200       2,288,106
       Edison International..................   101,600       2,467,864#
       El Paso Corp..........................   200,100       1,422,711#
       Electronic Arts, Inc..................    93,300       5,034,468*#
       Electronic Data Systems Corp..........   149,900       2,900,565#
       EMC Corp..............................   754,400      10,267,384*
       Emerson Electric Co...................   131,500       7,879,480
       Engelhard Corp........................    39,100       1,168,699
       Entergy Corp..........................    71,400       4,248,300
       EOG Resources, Inc....................    35,800       1,642,862
       Equifax, Inc..........................    43,400       1,120,588
       Equity Office Properties Trust........   124,700       3,602,583
       Equity Residential Corp...............    86,900       2,593,965
       Exelon Corp...........................   102,700       7,072,949
       Express Scripts, Inc. Class A.........    24,200       1,805,078*
       Exxon Mobil Corp...................... 2,044,900      85,047,391
       Family Dollar Stores, Inc.............    53,700       1,930,515
       Federal Home Loan Mortgage
        Corporation..........................   214,700      12,680,182
       Federal National Mortgage Association.   303,000      22,528,050#

                                                      March 31, 2004
                                                -------------------------
                                                        (Unaudited)
                                                 Shares        Value+
                                                --------- ---------------
      Federated Department Stores, Inc.........    56,400 $     3,048,420
      Federated Investors, Inc.................    33,900       1,065,477
      FedEx Corp...............................    93,100       6,997,396
      Fifth Third Bancorp......................   176,200       9,756,194
      First Data Corp..........................   277,800      11,712,048#
      First Tennessee National Corp............    39,200       1,869,840#
      FirstEnergy Corp.........................   102,800       4,017,424#
      Fiserv, Inc..............................    60,700       2,171,239*
      FleetBoston Financial Corp...............   333,800      14,987,620
      Fluor Corp...............................    25,600         990,464
      Ford Motor Co............................   571,200       7,751,184#
      Forest Laboratories, Inc.................   114,700       8,214,814*
      Fortune Brands, Inc......................    45,400       3,479,002
      FPL Group, Inc...........................    57,500       3,843,875
      Franklin Resources, Inc..................    77,800       4,331,904
      Freeport McMoran Copper & Gold, Inc.
       Class B.................................    61,100       2,388,399
      Gannett Co., Inc.........................    84,500       7,447,830
      Gap, Inc.................................   279,400       6,124,448
      Gateway, Inc.............................   117,100         618,288*
      General Dynamics Corp....................    61,800       5,520,594
      General Electric Co...................... 3,181,800      97,108,536
      General Mills, Inc.......................   117,000       5,461,560#
      General Motors Corp......................   175,300       8,256,630#
      Genuine Parts Co.........................    54,300       1,776,696
      Genzyme Corp.............................    69,900       3,288,096*
      Georgia-Pacific Corp.....................    79,100       2,664,879
      Gillette Co..............................   314,100      12,281,310
      Golden West Financial Corp...............    47,400       5,306,430
      Goodrich (B.F.) Co.......................    36,600       1,027,362
      Goodyear Tire & Rubber Co................    54,700         467,138*#
      Grainger (W.W.), Inc.....................    28,500       1,368,000
      Great Lakes Chemical Corp................    15,800         376,830
      Guidant Corp.............................    97,200       6,159,564
      Halliburton Co...........................   136,600       4,151,274#
      Harley-Davidson, Inc.....................    94,500       5,040,630#
      Harrahs Entertainment, Inc...............    34,700       1,904,683
      Hartford Financial Services Group, Inc...    91,000       5,796,700
      Hasbro, Inc..............................    54,500       1,185,375
      HCA, Inc.................................   154,600       6,279,852#
      Health Management Associates, Inc........    75,800       1,759,318
      Heinz (H.J.) Co..........................   109,800       4,094,442
      Hercules, Inc............................    34,600         397,208*
      Hershey Foods Corp.......................    40,500       3,355,425
      Hewlett-Packard Co.......................   951,500      21,732,260
      Hilton Hotels Corp.......................   118,300       1,922,375#
      Home Depot, Inc..........................   709,600      26,510,656#
      Honeywell International, Inc.............   267,900       9,068,415
      Humana, Inc..............................    50,500         960,510*#
      Huntington Bancshares, Inc...............    71,500       1,586,585#
      Illinois Tool Works, Inc.................    96,100       7,614,003#
      IMS Health, Inc..........................    74,700       1,737,522
      Ingersoll-Rand Co., Ltd. Class A.........    54,700       3,700,455
      Intel Corp............................... 2,022,000      54,998,400
      International Business Machines Corp.....   529,900      48,666,016
      International Flavors & Fragrances, Inc..    29,200       1,036,600
      International Game Technology............   108,100       4,860,176
      International Paper Co...................   149,900       6,334,774
      Interpublic Group of Companies, Inc......   129,400       1,990,172*#
      Intuit, Inc..............................    61,900       2,778,072*#
      ITT Industries, Inc......................    28,800       2,198,304
      Jabil Circuit, Inc.......................    62,400       1,836,432*
      Janus Capital Group, Inc.................    75,000       1,228,500*#

See accompanying notes to financial statements.

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

                                                     March 31, 2004
                                               -------------------------
                                                       (Unaudited)
                                                Shares        Value+
                                               --------- ---------------
        JDS Uniphase Corp.....................   447,900 $     1,822,953*
        Jefferson-Pilot Corp..................    44,000       2,420,440
        John Hancock Financial Services, Inc..    90,200       3,940,838
        Johnson & Johnson.....................   925,600      46,946,432
        Johnson Controls, Inc.................    58,800       3,478,020
        Jones Apparel Group, Inc..............    39,400       1,424,310
        JP Morgan Chase & Co..................   642,100      26,936,095#
        KB Home Corp..........................    14,600       1,179,680
        Kellogg Co............................   128,600       5,046,264
        Kerr-McGee Corp.......................    31,400       1,617,100
        KeyCorp...............................   130,800       3,961,932
        KeySpan Corp..........................    49,600       1,895,712#
        Kimberly Clark Corp...................   156,400       9,868,840
        Kinder Morgan, Inc....................    38,400       2,419,968
        King Pharmaceuticals, Inc.............    75,200       1,266,368*
        KLA-Tencor Corp.......................    61,200       3,081,420*
        Knight Ridder, Inc....................    24,900       1,823,925
        Kohls Corp............................   106,100       5,127,813*
        Kroger Co.............................   232,300       3,865,472*
        Leggett and Platt, Inc................    59,800       1,417,858
        Lehman Brothers Holdings, Inc.........    86,500       7,168,255#
        Lexmark International Group, Inc......    40,100       3,689,200*#
        Lilly (Eli) & Co......................   350,500      23,448,450
        Limited Brands, Inc...................   161,100       3,222,000#
        Lincoln National Corp.................    55,500       2,626,260
        Linear Technology Corp................    97,400       3,605,748
        Liz Claiborne, Inc....................    34,000       1,247,460
        Lockheed Martin Corp..................   140,700       6,421,548#
        Loews Corp............................    57,900       3,419,574
        Louisiana-Pacific Corp................    33,000         851,400#
        Lowe's Companies, Inc.................   245,300      13,768,689
        LSI Logic Corp........................   118,200       1,103,988*
        Lucent Technologies, Inc.............. 1,329,100       5,462,601*#
        M & T Bank Corp.......................    38,000       3,414,300*
        Manor Care, Inc.......................    27,900         984,591
        Marathon Oil Corp.....................   106,200       3,575,754#
        Marriott International, Inc. Class A..    71,800       3,055,090
        Marsh & McLennan Co., Inc.............   165,300       7,653,390
        Marshall & Isley Corp.................    70,600       2,669,386
        Masco Corp............................   141,100       4,293,673
        Mattel, Inc...........................   134,100       2,472,804
        Maxim Integrated Products, Inc........   102,300       4,817,307
        May Department Stores Co..............    90,000       3,112,200
        Maytag Corp...........................    24,500         773,465
        MBIA, Inc.............................    45,000       2,821,500
        MBNA Corp.............................   398,500      11,010,555
        McCormick & Co., Inc..................    42,800       1,434,656
        McDonalds Corp........................   393,500      11,242,295
        McGraw-Hill Companies, Inc............    59,600       4,537,944
        McKesson Corp.........................    90,800       2,732,172
        MeadWestavco Corp.....................    62,700       1,773,783
        Medco Health Solutions, Inc...........    84,300       2,866,200*
        Medimmune, Inc........................    77,200       1,781,776*
        Medtronic, Inc........................   378,100      18,054,275
        Mellon Financial Corp.................   134,200       4,199,118
        Merck & Co., Inc......................   693,800      30,659,022
        Mercury Interactive Corp..............    28,100       1,258,880*
        Meredith Corp.........................    15,700         793,792
        Merrill Lynch & Co., Inc..............   302,800      18,034,768
        MetLife, Inc..........................   237,100       8,459,728
        MGIC Investment Corp..................    30,700       1,971,861
        Micron Technology, Inc................   190,000       3,174,900*#
        Microsoft Corp........................ 3,366,600      84,064,002#

                                                    March 31, 2004
                                              -------------------------
                                                      (Unaudited)
                                               Shares        Value+
                                              --------- ---------------
         Millipore Corp......................    15,200 $       780,976*
         Molex, Inc..........................    59,400       1,805,166#
         Monsanto Co.........................    82,900       3,039,943
         Monster Worldwide, Inc..............    35,300         924,860*
         Moody's Corp........................    46,400       3,285,120
         Morgan Stanley Dean Witter & Co.....   342,200      19,608,060#
         Motorola, Inc.......................   730,100      12,849,760
         Nabors Industries, Ltd..............    45,700       2,090,775*#
         National City Corp..................   189,000       6,724,620
         National Semiconductor Corp.........    55,500       2,465,865*#
         Navistar International Corp.........    21,500         985,775*#
         NCR Corp............................    29,500       1,299,770*
         Network Appliance Corp..............   107,600       2,308,020*
         New York Times Class A..............    46,700       2,064,140
         Newell Rubbermaid, Inc..............    85,600       1,985,920#
         Newmont Mining Corp.................   134,800       6,285,724
         Nextel Communications Corp. Class A.   342,900       8,479,917*#
         Nicor, Inc..........................    13,700         482,651#
         Nike, Inc. Class B..................    82,100       6,393,127
         NiSource, Inc.......................    81,900       1,740,375
         Noble Corp..........................    41,900       1,609,798*
         Nordstrom, Inc......................    42,900       1,711,710
         Norfolk Southern Corp...............   121,900       2,692,771
         North Fork Bancorporation, Inc......    47,300       2,001,736#
         Northern Trust Corp.................    68,800       3,205,392
         Northrop Grumman Corp...............    58,200       5,728,044#
         Novell, Inc.........................   117,500       1,337,150*
         Novellus Systems, Inc...............    47,800       1,519,562*
         Nucor Corp..........................    24,400       1,500,112#
         Nvidia Corp.........................    50,500       1,337,745*#
         Occidental Petroleum Corp...........   121,100       5,576,655
         Office Depot, Inc...................    96,900       1,823,658*
         Omnicom Group, Inc..................    59,300       4,758,825
         Oracle Systems Corp................. 1,630,400      19,581,104*
         Paccar, Inc.........................    54,600       3,070,704
         Pactiv Corp.........................    49,100       1,092,475*
         Pall Corp...........................    39,200         889,448
         Parametric Technology Corp..........    83,200         376,064*
         Parker-Hannifin Corp................    37,000       2,090,500#
         Paychex, Inc........................   117,700       4,190,120
         Penney (J.C.) Co., Inc..............    85,100       2,959,778
         Peoples Energy Corp.................    11,700         522,405
         Peoplesoft, Inc.....................   113,400       2,096,766*
         Pepsi Bottling Group, Inc...........    81,000       2,409,750
         Pepsico, Inc........................   533,400      28,723,590
         PerkinElmer, Inc....................    39,600         819,324
         Pfizer, Inc......................... 2,378,100      83,352,405
         PG&E Corp. (Holding Co.)............   130,700       3,786,379*
         Phelps Dodge Corp...................    28,900       2,359,974*#
         Pinnacle West Capital Corp..........    28,500       1,121,475
         Pitney Bowes, Inc...................    72,900       3,106,269
         Plum Creek Timber Co., Inc..........    57,100       1,854,608
         PMC Sierra, Inc.....................    53,900         914,683*
         PNC Financial Services Group........    86,500       4,793,830
         Power-One, Inc......................    26,000         287,560*#
         PPG Industries, Inc.................    53,400       3,113,220
         PPL Corp............................    55,300       2,521,680#
         Praxair, Inc........................   101,400       3,763,968
         Principal Financial Group, Inc......   100,000       3,563,000
         Procter & Gamble Co.................   403,000      42,266,640
         Progress Energy, Inc................    76,400       3,596,912#
         Progressive Corp....................    67,700       5,930,520
         ProLogis............................    56,500       2,026,655

See accompanying notes to financial statements.

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

                                                     March 31, 2004
                                               -------------------------
                                                       (Unaudited)
                                                Shares        Value+
                                               --------- ---------------
        Providian Financial Corp..............    90,500 $     1,185,550*#
        Prudential Financial, Inc.............   168,600       7,549,908#
        Public Service Enterprise Group, Inc..    73,700       3,462,426
        Pulte Homes Inc.......................    39,100       2,173,960#
        Q Logic Corp..........................    29,600         977,096*
        Qualcomm, Inc.........................   251,200      16,684,704
        Quest Diagnostics, Inc................    32,300       2,675,409#
        Qwest Communications
         International, Inc...................   550,800       2,373,948*
        Radioshack Corp.......................    51,200       1,697,792
        Raytheon Co...........................   129,800       4,067,932#
        Reebok International, Ltd.............    18,400         760,840
        Regions Financial Corp................    69,200       2,527,184
        RJ Reynolds Tobacco Holdings, Inc.....    26,300       1,591,150#
        Robert Half International, Inc........    53,400       1,261,308*#
        Rockwell Collins, Inc.................    55,600       1,757,516#
        Rockwell International Corp...........    58,400       2,024,728
        Rohm & Haas Co........................    69,400       2,764,896
        Rowan Companies, Inc..................    32,500         685,425*#
        Ryder System, Inc.....................    20,300         786,219
        Sabre Holdings Corp...................    43,700       1,084,197#
        Safeco Corp...........................    43,200       1,864,944
        Safeway, Inc..........................   137,900       2,837,982*
        Saint Jude Medical, Inc...............    53,800       3,878,980*#
        Saint Paul Companies, Inc.............    71,100       2,844,711
        Sanmina Corp..........................   161,800       1,781,418*
        Sara Lee Corp.........................   246,700       5,392,862
        SBC Communications, Inc............... 1,031,700      25,317,918#
        Schering-Plough Corp..................   458,900       7,443,358
        Schlumberger, Ltd.....................   183,600      11,722,860
        Schwab (Charles) Corp.................   423,100       4,912,191
        Scientific-Atlanta, Inc...............    47,600       1,539,384
        Sealed Air Corp.......................    26,500       1,317,845*
        Sears, Roebuck & Co...................    69,300       2,977,128
        Sempra Energy.........................    70,900       2,254,620
        Sherwin-Williams Co...................    45,400       1,744,722
        Siebel Systems, Inc...................   154,700       1,780,597*
        Sigma-Aldrich Corp....................    21,600       1,195,344#
        Simon Property Group, Inc.............    59,600       3,483,024
        SLM Corp..............................   140,700       5,888,295
        Snap-On, Inc..........................    18,200         588,588
        Solectron Corp........................   260,900       1,442,777*
        Southern Co...........................   228,400       6,966,200
        SouthTrust Corp.......................   103,000       3,415,480
        Southwest Airlines Co.................   246,300       3,499,923
        Sprint Corp...........................   281,900       5,195,417
        Sprint Corp. (PCS Group)..............   322,800       2,969,760*
        Stanley Works.........................    25,300       1,079,804
        Staples, Inc..........................   155,800       3,955,762*
        Starbucks Corp........................   123,500       4,662,125*
        Starwood Hotels and Resorts
         Worldwide, Inc.......................    63,700       2,579,850#
        State Street Corp.....................   104,600       5,452,798
        Stryker Corp..........................    62,200       5,506,566#
        Sun Microsystems, Inc................. 1,025,300       4,265,248*
        Sungard Data Systems, Inc.............    89,600       2,455,040*
        Sunoco, Inc...........................    24,100       1,503,358#
        Suntrust Banks, Inc...................    88,100       6,141,451
        Supervalu, Inc........................    41,900       1,279,626
        Symantec Corp.........................    97,100       4,495,730*
        Symbol Technologies, Inc..............    72,100         994,980
        Synovus Financial Corp................    94,100       2,300,745
        Sysco Corp............................   201,100       7,852,955

                                                     March 31, 2004
                                               -------------------------
                                                       (Unaudited)
                                                Shares        Value+
                                               --------- ---------------
       T. Rowe Price Group, Inc...............    39,300 $     2,115,519
       Target Corp............................   284,200      12,800,368
       Teco Energy, Inc.......................    58,600         857,318#
       Tektronix, Inc.........................    26,400         863,544
       Tellabs, Inc...........................   129,600       1,118,448*
       Temple-Inland, Inc.....................    17,000       1,076,780#
       Tenet Healthcare Corp..................   145,000       1,618,200*
       Teradyne, Inc..........................    59,600       1,420,268*
       Texas Instruments, Inc.................   540,300      15,787,566
       Textron, Inc...........................    43,000       2,285,450
       The Goldman Sachs Group, Inc...........   150,800      15,735,980#
       Thermo-Electron Corp...................    51,600       1,459,248*
       Thomas & Betts Corp....................    18,200         397,124#
       Tiffany & Co...........................    45,700       1,744,369
       Time Warner, Inc....................... 1,420,300      23,946,258*
       TJX Companies, Inc.....................   157,000       3,855,920
       Torchmark Corp.........................    35,300       1,898,787#
       Toys R Us, Inc.........................    66,600       1,118,880*#
       Transocean, Inc........................    99,800       2,783,422*
       Travelers Property Casualty Corp.
        Series B..............................   313,400       5,412,418
       Tribune Co.............................   103,100       5,200,364
       TXU Corp...............................   101,000       2,894,660
       Tyco International, Ltd................   623,700      17,869,005#
       U.S. Bancorp...........................   598,800      16,556,820
       Union Pacific Corp.....................    80,700       4,827,474
       Union Planters Corp....................    58,800       1,755,180
       Unisys Corp............................   103,400       1,476,552*
       United Parcel Service, Inc.............   352,200      24,597,648
       United States Steel Corp...............    35,300       1,315,631#
       United Technologies Corp...............   161,100      13,902,930
       Unitedhealth Group, Inc................   195,200      12,578,688
       Univision Communications, Inc. Class A.   100,600       3,320,806*
       Unocal Corp............................    80,800       3,012,224
       UnumProvident Corp.....................    92,400       1,351,812
       UST, Inc...............................    51,700       1,866,370
       Veritas Software Co....................   133,500       3,592,485*
       Verizon Communications, Inc............   861,400      31,475,556#
       VF Corp................................    33,700       1,573,790
       Viacom, Inc. Class B...................   545,600      21,392,976#
       Visteon Corp...........................    40,700         389,499#
       Vulcan Materials Co....................    31,700       1,503,848
       Wachovia Corp..........................   410,000      19,270,000
       Walgreen Co............................   319,700      10,534,115
       Wal-Mart Stores, Inc................... 1,349,800      80,569,562
       Washington Mutual, Inc.................   280,500      11,980,155
       Waste Management, Inc..................   179,900       5,429,382#
       Waters Corp............................    37,900       1,547,836*
       Watson Pharmaceuticals, Inc............    33,700       1,442,023*
       Wellpoint Health Networks, Inc.........    48,400       5,504,048*#
       Wells Fargo & Co.......................   527,700      29,904,759
       Wendy's International, Inc.............    35,600       1,448,564
       Weyerhaeuser Co........................    68,600       4,493,300
       Whirlpool Corp.........................    21,700       1,494,479
       Williams Companies, Inc................   161,600       1,546,512
       Winn-Dixie Stores, Inc.................    44,200         335,920#
       Worthington Industries, Inc............    26,900         515,673
       Wrigley (Wm.) Jr. Co...................    70,100       4,144,312#
       Wyeth..................................   415,400      15,598,270
       XCEL Energy, Inc.......................   124,400       2,215,564#
       Xerox Corp.............................   248,800       3,625,016*#
       Xilinx, Inc............................   107,600       4,088,800*
       XL Capital, Ltd........................    42,800       3,254,512

See accompanying notes to financial statements.

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

                                                     March 31, 2004
                                              --------------------------
                                                      (Unaudited)
                                                Shares         Value+
                                              ----------- --------------
       Yahoo!, Inc...........................   207,500   $   10,082,425*#
       Yum! Brands, Inc......................    91,800        3,487,482*
       Zimmer Holdings, Inc..................    75,400        5,563,012*#
       Zions Bancorp.........................    28,000        1,601,600
                                                          --------------
     TOTAL COMMON STOCKS
       (Cost $2,581,453,559).................             $3,263,491,643
                                                          --------------
                                              Face Amount
                                                 (000)         Value+
                                              ----------- --------------
     TEMPORARY CASH INVESTMENTS --
      (9.3%)
       Repurchase Agreement, Merrill Lynch
       Tri-Party 0.96%, 04/01/04
       (Collateralized by $279,818,000 U.S.
       Treasury Obligations, rates ranging
       from 2.1250% to 7.00%, maturities
       ranging from 10/31/04 to 07/15/06,
       valued at $295,368,909) to be
       repurchased at $293,490,172
       (Cost $292,709,613)**.................  $295,369   $  295,368,909
       Repurchase Agreement, PNC Capital
       Markets, Inc. 0.91%, 04/01/04
       (Collateralized by $38,539,000 FNMA
       Discount Notes 1.02%, 06/01/04,
       valued at $38,473,098) to be
       repurchased at $37,912,958 (Cost
       $37,912,000)..........................    37,912       37,912,000
                                                          --------------
     TOTAL TEMPORARY CASH INVESTMENTS
       (Cost $330,621,613)...................                333,280,909
                                                          --------------
     TOTAL INVESTMENTS -- (100.0%)
       (Cost $2,912,075,172).................             $3,596,772,552
                                                          ==============

-------------
+  See Note B to Financial Statements.
*  Non-Income Producing Securities.
#  Total or Partial Securities on Loan.
** Security purchased with cash proceeds from securities on loan.
++ The cost for federal income tax purposes is $3,054,000,640.

See accompanying notes to financial statements.

 STATEMENT OF ASSETS AND LIABILITIES            THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series
                                                         (Amounts in thousands)

                                                          March 31, 2004
                                                          --------------
                                                           (Unaudited)
       Assets:
         Investments at Value............................   $3,596,773
         Cash............................................        1,952
         Receivables:
          Dividends and Interest.........................        4,007
          Securities Lending.............................           23
         Prepaid Expenses and Other Assets...............           30
                                                            ----------
            Total Assets.................................   $3,602,785
                                                            ==========

       Liabilities:
         Payables:
          Collateral on Securities Loaned................      295,369
          Investment Securities Purchased................        4,943
          Futures Margin Variation.......................           37
          Accrued Expenses...............................          309
                                                            ----------
            Total Liabilities............................      300,658
                                                            ----------
       Net Assets........................................   $3,302,127
                                                            ==========

         Investments at Cost.............................   $2,912,075
                                                            ==========

See accompanying notes to financial statements.

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

                                                     November 30, 2003
                                                 -----------------------
                                                 Shares       Value+
                                                 ------- ---------------
      COMMON STOCKS -- (83.7%)
       3M Co.................................... 234,000 $    18,459,360
       Abbott Laboratories...................... 467,100      20,645,820
       Ace, Ltd.................................  83,200       3,032,640
       ADC Telecommunications, Inc.............. 240,300         591,138*#
       Adobe Systems, Inc.......................  69,700       2,880,004#
       Advanced Micro Devices, Inc.............. 103,700       1,864,526*#
       AES Corp................................. 185,200       1,642,724*
       Aetna, Inc...............................  45,900       2,955,042
       AFLAC, Inc............................... 153,700       5,528,589
       Agilent Technologies, Inc................ 140,900       3,984,652*
       Air Products & Chemicals, Inc............  67,900       3,255,126
       Alberto-Culver Co. Class B...............  17,600       1,074,832
       Albertson's, Inc......................... 109,700       2,334,416#
       Alcoa, Inc............................... 253,000       8,300,930
       Allegheny Energy, Inc....................  37,600         404,200*
       Allegheny Technologies, Inc..............  24,200         198,440
       Allergan, Inc............................  39,000       2,914,470
       Allied Waste Industries, Inc.............  62,600         779,370*
       Allstate Corp............................ 210,400       8,495,952#
       Alltel Corp..............................  93,200       4,232,212#
       Altera Corp.............................. 114,300       2,895,219*
       Altria Group, Inc........................ 606,700      31,548,400#
       Ambac Financial Group, Inc...............  32,000       2,200,000
       Amerada Hess Corp........................  27,000       1,278,990#
       Ameren Corp..............................  48,400       2,135,892#
       American Electric Power Co., Inc......... 118,000       3,267,420#
       American Express Co...................... 384,800      17,589,208#
       American Greetings Corp. Class A.........  19,800         418,176*#
       American International Group, Inc........ 780,000      45,201,000
       American Power Conversion Corp...........  59,000       1,289,740
       American Standard Companies, Inc.........  21,600       2,153,520*
       AmerisourceBergen Corp...................  33,500       2,120,215#
       Amgen, Inc............................... 385,900      22,193,109*
       AmSouth Bancorporation................... 104,800       2,514,152
       Anadarko Petroleum Corp..................  74,500       3,347,285
       Analog Devices, Inc...................... 109,200       5,432,700
       Andrew Corp..............................  45,800         539,066*#
       Anheuser-Busch Companies, Inc............ 247,200      12,809,904
       Anthem, Inc..............................  41,300       2,978,556*
       AON Corp.................................  93,500       2,051,390#
       Apache Corp..............................  48,400       3,475,120
       Apartment Investment & Management Co.
        Class A.................................  28,100         956,805
       Apollo Group, Inc. (Class A).............  52,500       3,624,075*
       Apple Computer, Inc...................... 108,400       2,267,728*
       Applera Corporation - Applied Biosystems
        Group...................................  62,500       1,341,875
       Applied Materials, Inc................... 495,500      12,040,650*
       Applied Micro Circuits Corp..............  91,100         588,506*
       Archer-Daniels Midland Co................ 192,800       2,755,112
       Ashland, Inc.............................  20,400         810,696
       AT&T Corp................................ 235,500       4,669,965#
       AT&T Wireless Services, Inc.............. 811,100       6,083,250*
       Autodesk, Inc............................  33,400         775,548
       Automatic Data Processing, Inc........... 178,800       6,835,524
       AutoNation, Inc..........................  82,300       1,446,834*
       Autozone, Inc............................  26,700       2,554,122*
       Avaya, Inc............................... 124,600       1,694,560*
       Avery Dennison Corp......................  33,100       1,823,148#
       Avon Products, Inc.......................  70,600       4,836,100
       B B & T Corp............................. 161,400       6,352,704
       Baker Hughes, Inc........................ 100,100       2,888,886#
       Ball Corp................................  16,800         939,960

                                                     November 30, 2003
                                                -------------------------
                                                 Shares        Value+
                                                --------- ---------------
       Bank of America Corp....................   446,900 $    33,709,667#
       Bank of New York Co., Inc...............   230,300       7,065,604
       Bank One Corp...........................   337,900      14,651,344
       Bard (C.R.), Inc........................    15,500       1,171,800
       Bausch & Lomb, Inc......................    15,900         798,657
       Baxter International, Inc...............   182,000       5,063,240
       Bear Stearns Companies, Inc.............    29,800       2,159,308
       Becton Dickinson & Co...................    76,000       3,042,280
       Bed, Bath and Beyond, Inc...............    88,400       3,734,016*
       Bellsouth Corp..........................   552,300      14,376,369
       Bemis Co., Inc..........................    15,900         723,450
       Best Buy Co., Inc.......................    96,400       5,976,800
       Big Lots, Inc...........................    34,900         511,634*
       Biogen Idec, Inc........................    51,405       1,962,643*
       Biomet, Inc.............................    76,700       2,743,559
       BJ Services, Co.........................    47,400       1,511,586*
       Black & Decker Corp.....................    23,200       1,076,248#
       Block (H.&R.), Inc......................    53,700       2,915,373#
       BMC Software, Inc.......................    68,000       1,130,840*
       Boeing Co...............................   251,400       9,651,246
       Boise Cascade Corp......................    17,500         516,425
       Boston Scientific Corp..................   246,000       8,828,940*
       Bristol Myers Squibb Co.................   579,500      15,269,825#
       Broadcom Corp...........................    88,700       3,231,341*
       Brown-Forman Corp. Class B..............    18,000       1,651,320
       Brunswick Corp..........................    27,100         814,355
       Burlington Northern Santa Fe Corp.......   111,300       3,313,401
       Burlington Resources, Inc...............    60,000       3,012,000#
       Calpine Corp............................   114,500         488,915*
       Campbell Soup Co........................   122,700       3,142,347#
       Capital One Financial Corp..............    67,900       4,054,988#
       Cardinal Health, Inc....................   133,400       8,156,076#
       Carnival Corp...........................   188,300       6,626,277#
       Caterpillar, Inc........................   103,200       7,848,360#
       Cendant Corp............................   303,100       6,716,696*
       CenterPoint Energy, Inc.................    91,400         886,580
       Centex Corp.............................    18,500       2,023,900#
       CenturyTel, Inc.........................    43,100       1,409,370
       Charter One Financial, Inc..............    67,500       2,242,350
       ChevronTexaco Corp......................   319,500      23,994,450
       Chiron Corp.............................    55,700       2,986,634*
       Chubb Corp..............................    56,000       3,665,200#
       CIENA Corp..............................   140,800         996,864*
       CIGNA Corp..............................    42,000       2,253,300
       Cincinnati Financial Corp...............    48,000       1,945,440#
       Cinergy Corp............................    53,100       1,940,805#
       Cintas Corp.............................    50,900       2,379,066
       Circuit City Stores, Inc................    62,400         812,448
       Cisco Sytems, Inc....................... 2,098,300      47,547,478*
       Citigroup, Inc.......................... 1,540,000      72,441,600
       Citizens Communications Co..............    84,900         922,014*#
       Citrix Systems, Inc.....................    49,200       1,181,784*#
       Clear Channel Communications, Inc.......   183,900       7,688,859*
       Clorox Co...............................    64,800       3,040,416#
       CMS Energy Corp.........................    43,100         340,059*#
       Coca-Cola Co............................   734,800      34,168,200
       Coca-Cola Enterprises, Inc..............   135,300       2,793,945#
       Colgate-Palmolive Co....................   160,800       8,442,000
       Comcast Corp. Class A...................   672,800      21,112,464*
       Comerica, Inc...........................    52,400       2,732,660
       Computer Associates International, Inc..   173,000       4,030,900#
       Computer Sciences Corp..................    55,900       2,314,260*
       Compuware Corp..........................   114,400         654,368*
       Comverse Technology, Inc................    56,300       1,082,649*#

See accompanying notes to financial statements.

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

                                                    November 30, 2003
                                               -------------------------
                                                Shares        Value+
                                               --------- ---------------
        Conagra, Inc..........................   160,500 $     3,932,250
        Concord EFS, Inc......................   145,500       1,671,795*
        ConocoPhilips.........................   203,300      11,535,242#
        Consolidated Edison, Inc..............    67,300       2,712,190#
        Constellation Energy Group............    49,900       1,878,236
        Convergys Corp........................    42,700         655,018*
        Cooper Industries, Ltd................    27,600       1,480,740
        Cooper Tire & Rubber Co...............    22,100         442,221
        Coors (Adolph) Co. Class B............    10,900         600,699
        Corning, Inc..........................   398,100       4,562,226*#
        Costco Wholesale Corp.................   136,700       4,896,594*
        Countrywide Finanical Corp............    40,600       4,287,360
        Crane Co..............................    17,700         514,893
        CSX Corp..............................    64,000       2,168,960
        Cummins, Inc..........................    12,400         575,980#
        CVS Corp..............................   118,000       4,420,280
        Dana Corp.............................    44,400         717,948#
        Danaher Corp..........................    45,700       3,802,240#
        Darden Restaurants, Inc...............    49,100       1,016,861#
        Deere & Co............................    71,600       4,384,068#
        Dell Inc..............................   767,800      26,489,100*#
        Delphi Automotive Systems Corp........   167,500       1,470,650
        Delta Air Lines, Inc..................    37,000         463,980#
        Deluxe Corp...........................    15,900         655,080
        Devon Energy Corp.....................    69,400       3,425,584
        Dillards, Inc. Class A................    25,000         421,250#
        Disney (Walt) Co......................   601,100      14,110,299
        Dollar General Corp...................    99,700       2,105,664
        Dominion Resources, Inc...............    96,600       5,822,082#
        Donnelley (R.R.) & Sons Co............    33,900         951,234#
        Dover Corp............................    60,500       2,322,595
        Dow Chemical Co.......................   274,600      10,311,230#
        Dow Jones & Co., Inc..................    24,300       1,205,280#
        DTE Energy Co.........................    50,300       1,896,813#
        Duke Energy Corp......................   270,400       4,878,016
        DuPont (E.I.) de Nemours & Co., Inc...   297,900      12,350,934
        Dynegy, Inc...........................   112,000         448,000*#
        Eastman Chemical Co...................    23,100         823,977
        Eastman Kodak Co......................    85,700       2,087,652#
        Eaton Corp............................    22,500       2,317,275#
        eBay, Inc.............................   192,000      10,723,200*
        Ecolab, Inc...........................    77,700       2,037,294
        Edison International..................    97,500       1,990,950*
        El Paso Corp..........................   179,500       1,274,450#
        Electronic Arts, Inc..................    88,000       3,892,240*
        Electronic Data Systems Corp..........   143,400       3,100,308#
        EMC Corp..............................   655,800       9,010,692*#
        Emerson Electric Co...................   125,900       7,684,936
        Engelhard Corp........................    37,500       1,118,250
        Entergy Corp..........................    68,100       3,599,766
        EOG Resources, Inc....................    34,300       1,438,542
        Equifax, Inc..........................    42,000         992,460
        Equity Office Properties Trust........   119,300       3,308,189
        Equity Residential Corp...............    81,900       2,404,584
        Exelon Corp...........................    97,500       6,027,450
        Express Scripts, Inc. Class A.........    23,500       1,521,155*#
        Exxon Mobil Corp...................... 1,984,200      71,768,514
        Family Dollar Stores, Inc.............    51,400       1,983,012
        Federal Home Loan Mortgage
         Corporation..........................   208,100      11,324,802
        Federal National Mortgage Association.   291,100      20,377,000
        Federated Department Stores, Inc......    55,400       2,719,586
        Federated Investors, Inc..............    32,500         934,375
        FedEx Corp............................    89,200       6,484,840

                                                     November 30, 2003
                                                -------------------------
                                                 Shares        Value+
                                                --------- ---------------
      Fifth Third Bancorp......................   170,400 $     9,905,352#
      First Data Corp..........................   221,300       8,376,205
      First Tennessee National Corp............    37,700       1,681,420#
      FirstEnergy Corp.........................    97,400       3,374,910
      Fiserv, Inc..............................    57,800       2,167,500*
      FleetBoston Financial Corp...............   314,600      12,772,760
      Fluor Corp...............................    24,400         894,504#
      Ford Motor Co............................   547,700       7,229,640#
      Forest Laboratories, Inc.................   109,100       5,961,224*#
      Fortune Brands, Inc......................    43,400       2,965,088
      FPL Group, Inc...........................    54,900       3,488,895
      Franklin Resources, Inc..................    75,000       3,587,250
      Freeport McMoran Copper & Gold, Inc.
       Class B.................................    50,300       2,189,559#
      Gannett Co., Inc.........................    80,700       6,988,620
      Gap, Inc.................................   267,100       5,742,650#
      Gateway, Inc.............................    96,900         432,174*
      General Dynamics Corp....................    59,000       4,771,330
      General Electric Co...................... 2,995,200      85,872,384
      General Mills, Inc.......................   111,400       5,014,114#
      General Motors Corp......................   167,600       7,169,928#
      Genuine Parts Co.........................    52,000       1,636,960#
      Genzyme Corp.............................    66,400       3,103,536*
      Georgia-Pacific Corp.....................    75,900       2,071,311#
      Gillette Co..............................   304,900      10,284,277
      Golden West Financial Corp...............    45,500       4,590,950
      Goodrich (B.F.) Co.......................    35,100         965,601
      Goodyear Tire & Rubber Co................    52,400         353,700*#
      Grainger (W.W.), Inc.....................    27,300       1,262,898
      Great Lakes Chemical Corp................    15,100         342,921#
      Guidant Corp.............................    92,100       5,228,517
      Halliburton Co...........................   131,000       3,058,850#
      Harley-Davidson, Inc.....................    90,500       4,268,885#
      Harrahs Entertainment, Inc...............    32,900       1,574,923#
      Hartford Financial Services Group, Inc...    84,400       4,642,000#
      Hasbro, Inc..............................    51,900       1,147,509#
      HCA, Inc.................................   149,400       6,261,354
      Health Management Associates, Inc........    71,700       1,842,690#
      Heinz (H.J.) Co..........................   105,200       3,797,720#
      Hercules, Inc............................    33,200         333,328*
      Hershey Foods Corp.......................    39,000       3,030,300
      Hewlett-Packard Co.......................   912,800      19,798,632
      Hilton Hotels Corp.......................   112,900       1,847,044#
      Home Depot, Inc..........................   687,100      25,257,796#
      Honeywell International, Inc.............   257,100       7,633,299
      Humana, Inc..............................    48,400       1,080,772*
      Huntington Bancshares, Inc...............    68,300       1,501,917
      Illinois Tool Works, Inc.................    92,100       7,193,010
      IMS Health, Inc..........................    71,500       1,646,645#
      Ingersoll-Rand Co., Ltd. Class A.........    51,100       3,185,574
      Intel Corp............................... 1,946,300      65,064,809#
      International Business Machines Corp.....   517,200      46,827,288#
      International Flavors & Fragrances, Inc..    28,200         915,654#
      International Game Technology............   103,200       3,580,008
      International Paper Co...................   143,300       5,332,193#
      Interpublic Group of Companies, Inc......   117,000       1,667,250*
      Intuit, Inc..............................    61,400       3,087,192*
      ITT Industries, Inc......................    27,600       1,819,392
      Jabil Circuit, Inc.......................    59,500       1,636,845*
      Janus Capital Group, Inc.................    71,600         995,956
      JDS Uniphase Corp........................   427,600       1,470,944*#
      Jefferson-Pilot Corp.....................    42,500       2,062,525
      John Hancock Financial Services, Inc.....    86,500       3,178,875
      Johnson & Johnson........................   887,300      43,735,017#

See accompanying notes to financial statements.

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

                                                   November 30, 2003
                                              -------------------------
                                               Shares        Value+
                                              --------- ---------------
        Johnson Controls, Inc................    26,700 $     2,922,048
        Jones Apparel Group, Inc.............    37,900       1,307,550
        JP Morgan Chase & Co.................   608,900      21,530,704
        KB Home Corp.........................    14,100         971,208
        Kellogg Co...........................   122,000       4,363,940
        Kerr-McGee Corp......................    30,100       1,263,899
        KeyCorp..............................   125,900       3,498,761
        KeySpan Corp.........................    47,500       1,673,425
        Kimberly Clark Corp..................   151,400       8,208,908
        Kinder Morgan, Inc...................    36,900       2,011,050
        King Pharmaceuticals, Inc............    72,100         930,811*
        KLA-Tencor Corp......................    56,900       3,334,909*
        Knight Ridder, Inc...................    24,000       1,785,120
        Kohls Corp...........................   101,500       4,904,480*
        Kroger Co............................   224,700       4,237,842*
        Leggett and Platt, Inc...............    57,500       1,169,550
        Lehman Brothers Holdings, Inc........    82,200       5,935,662#
        Lexmark International Group, Inc.....    38,300       2,964,420*
        Lilly (Eli) & Co.....................   335,700      23,015,592
        Limited Brands, Inc..................   155,900       2,793,728
        Lincoln National Corp................    53,200       2,085,972
        Linear Technology Corp...............    93,600       4,037,904
        Liz Claiborne, Inc...................    32,600       1,141,326
        Lockheed Martin Corp.................   134,800       6,192,712#
        Loews Corp...........................    55,400       2,361,702
        Louisiana-Pacific Corp...............    31,300         566,217*
        Lowe's Companies, Inc................   234,200      13,653,860
        LSI Logic Corp.......................   113,200       1,060,684*
        Lucent Technologies, Inc............. 1,243,800       3,980,160*#
        Manor Care, Inc......................    26,600         939,512
        Marathon Oil Corp....................    92,700       2,744,847
        Marriott International, Inc. Class A.    69,700       3,194,351
        Marsh & McLennan Co., Inc............   159,300       7,079,292
        Marshall & Isley Corp................    67,900       2,519,090
        Masco Corp...........................   140,500       3,821,600
        Mattel, Inc..........................   131,300       2,657,512*#
        Maxim Integrated Products, Inc.......    97,100       5,056,968
        May Department Stores Co.............    86,300       2,558,795#
        Maytag Corp..........................    23,500         621,340
        MBIA, Inc............................    43,400       2,522,408
        MBNA Corp............................   382,000       9,366,640
        McCormick & Co., Inc.................    41,800       1,199,242
        McDonalds Corp.......................   380,400       9,749,652#
        McGraw-Hill Companies, Inc...........    57,200       3,918,200
        McKesson Corp........................    86,900       2,537,480
        MeadWestavco Corp....................    59,900       1,528,648
        Medco Health Solutions, Inc..........    80,900       2,947,187*
        Medimmune, Inc.......................    74,600       1,775,480*
        Medtronic, Inc.......................   363,800      16,443,760
        Mellon Financial Corp................   128,700       3,706,560
        Merck & Co., Inc.....................   669,300      27,173,580
        Mercury Interactive Corp.............    25,800       1,207,440*#
        Meredith Corp........................    14,900         713,561
        Merrill Lynch & Co., Inc.............   279,500      15,861,625#
        MetLife, Inc.........................   227,300       7,430,437#
        MGIC Investment Corp.................    29,400       1,556,730#
        Micron Technology, Inc...............   182,300       2,371,723*#
        Microsoft Corp....................... 3,232,900      83,085,530
        Millipore Corp.......................    14,600         625,026*
        Molex, Inc...........................    57,100      1, 836,336
        Monsanto Co..........................    78,300       2,123,496
        Monster Worldwide, Inc...............    33,600         808,416*
        Moody's Corp.........................    44,600       2,554,688
        Morgan Stanley Dean Witter & Co......   325,200      17,977,056

                                                    November 30, 2003
                                               -------------------------
                                                Shares        Value+
                                               --------- ---------------
        Motorola, Inc.........................   695,700 $     9,767,628
        Nabors Industries, Ltd................    43,800       1,625,856*
        National City Corp....................   183,600       6,159,780
        National Semiconductor Corp...........    54,900       2,455,128*
        Navistar International Corp...........    20,400         879,240*#
        NCR Corp..............................    28,300         987,670*
        Network Appliance Corp................   102,200       2,361,842*
        New York Times Class A................    44,700       2,051,730
        Newell Rubbermaid, Inc................    82,100       1,877,627#
        Newmont Mining Corp...................   129,200       6,219,688
        Nextel Communications Corp. Class A...   309,600       7,842,168*
        Nicor, Inc............................    13,200         432,564
        Nike, Inc. Class B....................    78,800       5,299,300
        NiSource, Inc.........................    78,500       1,628,875
        Noble Corp............................    39,900       1,379,742*
        Nordstrom, Inc........................    40,500       1,397,250
        Norfolk Southern Corp.................   116,700       2,498,547
        North Fork Bancorporation, Inc........    45,400       1,812,822#
        Northern Trust Corp...................    66,100       2,964,585
        Northrop Grumman Corp.................    54,700       5,066,861#
        Novell, Inc...........................   111,000       1,054,500*
        Novellus Systems, Inc.................    45,200       1,977,952*
        Nucor Corp............................    23,400       1,312,974
        Nvidia Corp...........................    47,600       1,006,740*
        Occidental Petroleum Corp.............   114,400       4,196,192
        Office Depot, Inc.....................    92,700       1,469,295*
        Omnicom Group, Inc....................    56,800       4,524,688
        Oracle Systems Corp................... 1,564,700      18,792,047*#
        Paccar, Inc...........................    34,800       2,791,308
        Pactiv Corp...........................    47,100       1,056,924*
        Pall Corp.............................    37,200         953,064
        Parametric Technology Corp............    79,500         271,890*
        Parker-Hannifin Corp..................    35,300       1,941,147#
        Paychex, Inc..........................   112,600       4,331,722
        Penney (J.C.) Co., Inc................    81,200       2,020,256#
        Peoples Energy Corp...................    10,900         438,180
        Peoplesoft, Inc.......................   108,800       2,301,120#*
        Pepsi Bottling Group, Inc.............    80,000       1,846,400#
        Pepsico, Inc..........................   515,900      24,825,108
        PerkinElmer, Inc......................    37,900         640,889
        Pfizer, Inc........................... 2,327,800      78,097,690
        PG&E Corp. (Holding Co.)..............   123,100       3,092,272*
        Phelps Dodge Corp.....................    26,600       1,693,888*
        Pinnacle West Capital Corp............    27,300       1,074,801
        Pitney Bowes, Inc.....................    70,000       2,782,500
        Plum Creek Timber Co., Inc............    54,700       1,456,661#
        PMC Sierra, Inc.......................    50,900       1,036,833*
        Power-One, Inc........................    24,800         209,064*
        PPG Industries, Inc...................    50,700       2,964,429
        PPL Corp..............................    52,900       2,162,552#
        Praxair, Inc..........................    48,700       3,495,686
        Principal Financial Group, Inc........    96,700       3,201,737
        Procter & Gamble Co...................   387,600      37,302,624#
        Progress Energy, Inc..................    72,800       3,190,096
        Progressive Corp......................    64,900       5,068,690#
        ProLogis..............................    53,700       1,637,850
        Providian Financial Corp..............    86,800         980,840*
        Prudential Financial, Inc.............   163,100       6,378,841
        Public Service Enterprise Group, Inc..    67,700       2,777,054
        Pulte Homes Inc.......................    18,400       1,757,936
        Q Logic Corp..........................    28,200       1,602,606*
        Qualcomm, Inc.........................   237,300      10,571,715#
        Quest Diagnostics, Inc................    31,400       2,291,258*

See accompanying notes to financial statements.

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

                                                     November 30, 2003
                                                 -----------------------
                                                 Shares       Value+
                                                 ------- ---------------
       Qwest Communications International, Inc.. 506,800 $     1,854,888*
       Radioshack Corp..........................  49,500       1,541,925#
       Raytheon Co.............................. 123,700       3,427,727
       Reebok International, Ltd................  17,700         712,248
       Regions Financial Corp...................  66,600       2,471,526
       RJ Reynolds Tobacco Holdings, Inc........  25,200       1,391,040#
       Robert Half International, Inc...........  50,900       1,133,034#*
       Rockwell Collins, Inc....................  53,600       1,441,304#
       Rockwell International Corp..............  55,200       1,835,400
       Rohm & Haas Co...........................  66,500       2,669,975
       Rowan Companies, Inc.....................  28,100         594,877*
       Ryder System, Inc........................  18,900         589,491
       Sabre Holdings Corp......................  43,000         896,550#
       Safeco Corp..............................  41,300       1,545,859
       Safeway, Inc............................. 132,000       2,739,000*
       Saint Jude Medical, Inc..................  51,400       3,255,676*
       Saint Paul Companies, Inc................  68,100       2,526,510
       Sanmina Corp............................. 152,400       1,857,756*
       Sara Lee Corp............................ 232,400       4,775,820#
       SBC Communications, Inc.................. 993,600      23,131,008#
       Schering-Plough Corp..................... 439,200       7,049,160
       Schlumberger, Ltd........................ 174,200       8,173,464
       Schwab (Charles) Corp.................... 404,900       4,696,840
       Scientific-Atlanta, Inc..................  44,500       1,285,160
       Sealed Air Corp..........................  25,400       1,340,358#*
       Sears, Roebuck & Co......................  84,500       4,661,020#
       Sempra Energy............................  66,900       1,894,608
       Sherwin-Williams Co......................  43,700       1,417,191#
       Siebel Systems, Inc...................... 147,700       1,946,686*
       Sigma-Aldrich Corp.......................  21,100       1,130,327#
       Simon Property Group, Inc................  57,500       2,728,375#
       SLM Corp................................. 134,800       5,005,124
       Snap-On, Inc.............................  17,500         525,350
       Solectron Corp........................... 248,100       1,451,385*
       Southern Co.............................. 217,800       6,375,006
       SouthTrust Corp.......................... 100,900       3,243,935
       Southwest Airlines Co.................... 234,000       4,207,320#
       Sprint Corp.............................. 270,000       4,047,300#
       Sprint Corp. (PCS Group)................. 309,200       1,419,228*
       Stanley Works............................  25,500         834,105
       Staples, Inc............................. 146,500       3,977,475*
       Starbucks Corp........................... 116,900       3,748,983#*
       Starwood Hotels and Resorts Worldwide,
        Inc.....................................  60,100       2,071,647#
       State Street Corp........................  99,500       5,070,520
       Stryker Corp.............................  59,500       4,819,500
       Sun Microsystems, Inc.................... 965,500       4,122,685*
       Sungard Data Systems, Inc................  85,200       2,302,104*
       Sunoco, Inc..............................  23,000       1,104,230#
       Suntrust Banks, Inc......................  84,100       5,975,305
       Supervalu, Inc...........................  40,000       1,032,800#
       Symantec Corp............................  90,600       2,974,398#*
       Symbol Technologies, Inc.................  68,900         961,155
       Synovus Financial Corp...................  90,000       2,579,400
       Sysco Corp............................... 194,200       7,053,344#
       T. Rowe Price Group, Inc.................  37,000       1,555,480#
       Target Corp.............................. 272,300      10,543,456
       Teco Energy, Inc.........................  56,100         728,178#
       Tektronix, Inc...........................  25,400         699,770
       Tellabs, Inc............................. 123,400         987,200*
       Temple-Inland, Inc.......................  16,200         915,786#
       Tenet Healthcare Corp.................... 138,600       2,024,946*
       Teradyne, Inc............................  56,400       1,419,588*

                                                    November 30, 2003
                                               -------------------------
                                                Shares        Value+
                                               --------- ---------------
       Texas Instruments, Inc.................   517,500 $    15,400,800#
       Textron, Inc...........................    40,500       2,018,520#
       The Goldman Sachs Group, Inc...........   141,800      13,624,144#
       Thermo-Electron Corp...................    48,500       1,159,150*
       Thomas & Betts Corp....................    17,500         364,000#
       Tiffany & Co...........................    43,400       1,968,190#
       Time Warner, Inc....................... 1,349,100      21,963,348*
       TJX Companies, Inc.....................   152,600       3,447,234
       Torchmark Corp.........................    34,100       1,503,810#*
       Toys R Us, Inc.........................    63,800         749,012
       Transocean, Inc........................    95,600       1,852,728*
       Travelers Property Casualty Corp.
        Series B..............................   300,900       4,694,040
       Tribune Co.............................    93,800       4,582,130
       Tupperware Corp........................    17,500         269,675
       TXU Corp...............................    96,300       2,132,082#
       Tyco International, Ltd................   597,100      13,703,445#
       U.S. Bancorp...........................   575,900      15,958,189
       Union Pacific Corp.....................    76,200       4,852,416#
       Union Planters Corp....................    58,600       2,022,286
       Unisys Corp............................    98,400       1,605,888#*
       United Parcel Service, Inc.............   336,500      24,487,105#
       United States Steel Corp...............    30,900         767,865#
       United Technologies Corp...............   140,200      12,015,140
       Unitedhealth Group, Inc................   178,300       9,610,370
       Univision Communications, Inc. Class A.    96,300       3,474,504#*
       Unocal Corp............................    77,300       2,456,594#
       UnumProvident Corp.....................    88,500       1,321,305
       UST, Inc...............................    49,800       1,792,302
       Veritas Software Co....................   127,300       4,840,073*
       Verizon Communications, Inc............   824,100      27,005,757
       VF Corp................................    32,200       1,328,894
       Viacom, Inc. Class B...................   525,000      20,643,000#
       Visteon Corp...........................    39,100         306,935#
       Vulcan Materials Co....................    30,300       1,347,441
       Wachovia Corp..........................   398,300      18,222,225
       Walgreen Co............................   306,400      11,278,584#
       Wal-Mart Stores, Inc................... 1,306,200      72,676,968
       Washington Mutual, Inc.................   276,100      12,648,141#
       Waste Management, Inc..................   177,000       5,205,570#
       Waters Corp............................    36,800       1,176,864*
       Watson Pharmaceuticals, Inc............    32,300       1,522,622*
       Wellpoint Health Networks, Inc.........    43,900       4,104,211*
       Wells Fargo & Co.......................   502,200      28,791,126
       Wendy's International, Inc.............    33,900       1,316,337
       Weyerhaeuser Co........................    65,500       3,733,500
       Whirlpool Corp.........................    20,600       1,407,392#
       Williams Companies, Inc................   154,900       1,452,962
       Winn-Dixie Stores, Inc.................    42,200         381,066
       Worthington Industries, Inc............    25,700         368,024
       Wrigley (Wm.) Jr. Co...................    67,300       3,709,576#
       Wyeth..................................   398,100      15,685,140
       XCEL Energy, Inc.......................   119,100       1,988,970
       Xerox Corp.............................   236,400       2,879,352*
       Xilinx, Inc............................   101,900       3,830,421*
       XL Capital, Ltd........................    40,800       3,068,160#
       Yahoo!, Inc............................   194,200       8,346,716*#
       Yum! Brands, Inc.......................    87,800       3,028,222*
       Zimmer Holdings, Inc...................    67,800       4,469,376*
       Zions Bancorp..........................    26,900       1,658,923
                                                         ---------------
     TOTAL COMMON STOCKS
       (Cost $2,433,299,579)..................           $ 2,926,111,543
                                                         ---------------

See accompanying notes to financial statements.

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

                                                  Face Amount
                                                     (000)        Value+
                                                  ----------- ---------------
  TEMPORARY CASH INVESTMENTS -- (16.3%)
    Repurchase Agreement, PNC Capital
    Markets Inc. 0.82% 12/01/03 (collateralized
    by $65,802,000 FMC Discount Notes 1.11%,
    03/25/04, valued at $65,555,243) to be
    repurchased at $64,590, 413
    (Cost $64,586,000)...........................  $ 64,586   $    64,586,000

                                                  Face Amount
                                                     (000)        Value+
                                                  ----------- --------------
      Repurchase agreements in a Pooled Cash
      Account, UBS Warburg and Deutsche Bank
      Securities Inc., 1.01% and 1.02%
      respectively, 12/01/03 (Collateralized by
      $407,137,000 U.S. Treasury Obligations,
      rates ranging from 5.50% to 8.875%,
      maturities ranging from 08/15/04 to
      05/15/30, valued at $503,698,795) to be
      repurchased at $490,835,464
      (Cost $490,793,933)**......................  $490,794   $  490,793,933
                                                              --------------
    TOTAL TEMPORARY CASH INVESTMENTS
      (Cost $555,379,933)........................                555,379,933
                                                              --------------
    TOTAL INVESTMENTS -- (100.0%)
      (Cost $2,988,679,512)++....................             $3,481,491,476
                                                              ==============

-------------
+ See Note B to Financial Statements.
* Non-Income Producing Securities
# Total or Partial Securities on Loan
**Security purchased with cash proceeds from securities on loan
++The cost for federal income tax purposes is $3,129,062,752.

See accompanying notes to financial statements.

 STATEMENT OF ASSETS AND LIABILITIES            THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series
                                                         (Amounts in thousands)

                                                                 November 30, 2003
                                                                 -----------------
Assets:
 Investments at Value (Including $475,028 of securities on loan)    $3,481,491
 Cash...........................................................         4,161
 Receivables:
   Dividends, Interest..........................................         4,882
   Securities Lending Income....................................            34
   Fund Shares Sold.............................................         1,784
   Fund Margin Variation........................................            72
 Prepaid Expenses and Other Assets..............................             3
                                                                    ----------
     Total Assets...............................................    $3,492,427
                                                                    ----------

Liabilities:
 Payables:
   Collateral on Securities Loaned..............................       490,794
   Fund Shares Redeemed.........................................           375
   Due to Advisor...............................................            62
 Accrued Expenses and Other Liabilities.........................           199
                                                                    ----------
     Total Liabilities..........................................       491,430
                                                                    ----------
Net Assets......................................................    $3,000,997
                                                                    ==========

 Investments at Cost............................................    $2,998,680
                                                                    ==========

See accompanying notes to financial statements.

 STATEMENT OF OPERATIONS                        THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series
                                                         (Amounts in thousands)

                                                                      Year
                                                                     Ended
                                                                    Nov. 30,
                                                                      2003
                                                                   ---------
  Investment Income
   Dividends...................................................... $  46,239
   Interest.......................................................       613
   Income from Securities Lending.................................       343
                                                                   ---------

     Total Investment Income......................................    47,195
                                                                   ---------

  Expenses
   Investment Advisory Services...................................       652
   Accounting & Transfer Agent Fees...............................       417
   Custodian Fees.................................................       101
   Legal Fees.....................................................        26
   Audit Fees.....................................................        40
   S&P 500 Fees...................................................        75
   Shareholders' Reports..........................................        60
   Trustees' Fees and Expenses....................................        41
   Other..........................................................        21
                                                                   ---------

     Total Expenses...............................................     1,433
                                                                   ---------

     Net Investment Income........................................    45,762
                                                                   ---------

  Net Realized and Unrealized Gain (Loss) on Investment Securities
   Net Realized Gain (Loss) on Investment Securities Sold.........  (137,474)
   Net Realized Gain (Loss) on Futures............................     9,903
   Change in Unrealized Appreciation (Depreciation) of:
     Investment Securities........................................   447,952
     Futures......................................................    (3,012)
                                                                   ---------

   Net Gain on Investment Securities..............................   317,369
                                                                   ---------

  Net Increase in Net Assets Resulting from Operations............ $ 363,131
                                                                   =========

See accompanying notes to financial statements.

 STATEMENT OF CHANGES IN NET ASSETS             THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series                           (Amounts in thousands)

                                                                       Year        Year
                                                                      Ended       Ended
                                                                     Nov. 30,    Nov. 30,
                                                                       2003        2002
                                                                    ----------  ----------
Increase (Decrease) in Net Assets
Operations:
 Net Investment Income (Loss)...................................... $   45,762  $   42,191
 Net Realized Gain (Loss) on Investment Securities Sold............   (137,474)   (211,200)
 Net Realized Gain (Loss) on Futures...............................      9,903     (12,710)
 Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities...........................................    447,952    (356,042)
   Futures.........................................................     (3,012)      5,220
                                                                    ----------  ----------

   Net Increase (Decrease) in Net Assets Resulting from Operations.    363,131    (532,541)
                                                                    ----------  ----------

Transactions in Interest:
 Contributions.....................................................    547,508     962,613
 Withdrawals.......................................................   (533,199)   (638,165)
                                                                    ----------  ----------

   Net Increase (Decrease) from Transactions in Interest...........     14,309     324,448
                                                                    ----------  ----------

   Total Increase (Decrease).......................................    377,440    (208,093)
                                                                    ----------  ----------

Net Assets
 Beginning of Period...............................................  2,623,557   2,831,650
                                                                    ----------  ----------

 End of Period..................................................... $3,000,997  $2,623,557
                                                                    ==========  ==========

See accompanying notes to financial statements.

(For a share outstanding throughout each period)

 FINANCIAL HIGHLIGHTS                           THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series
                                                 (Amounts in thousands)

                                             Year         Year         Year         Year        Year
                                            Ended        Ended        Ended        Ended       Ended
                                           Nov. 30,     Nov. 30,     Nov. 30,     Nov. 30,    Nov. 30,
                                             2003         2002         2001         2000        1999
                                          ----------  ----------   ----------   ----------   ----------
Net Asset Value, Beginning of
  Period.................................        N/A         N/A          N/A          N/A          N/A
                                          ----------  ----------   ----------   ----------   ----------

Income from Investment Operations
 Net Investment Income (Loss)............         --          --           --           --           --
 Net Gains (Losses) on Securities
   (Realized and Unrealized).............         --          --           --           --           --
                                          ----------  ----------   ----------   ----------   ----------

 Total from Investment Operations........         --          --           --           --           --
                                          ----------  ----------   ----------   ----------   ----------

Less Distributions
 Net Investment Income...................         --          --           --           --           --
 Net Realized Gains......................         --          --           --           --           --
                                          ----------  ----------   ----------   ----------   ----------

     Total Distributions.................         --          --           --           --           --
                                          ----------  ----------   ----------   ----------   ----------

Net Asset Value, End of Period...........        N/A         N/A          N/A          N/A          N/A
                                          ==========  ==========   ==========   ==========   ==========

Total Return.............................      15.05%     (16.59)%     (12.30)%      (4.25)%      20.86%
                                          ==========  ==========   ==========   ==========   ==========

Net Assets, End of Period (thousands).... $3,000,997  $2,623,557   $2,831,650   $3,138,812   $2,775,062
Ratio of Expenses to Average Net Assets..       0.05%       0.05%        0.05%        0.06%        0.06%
Ratio of Net Investment Income to Average
  Net Assets.............................       1.75%       1.53%        1.26%        1.12%        1.27%
Portfolio Turnover Rate..................          8%         11%           8%           8%           4%

-------------
N/A Not applicable as The U.S. Large Company Series is organized as a partnership.
Note: Portfolio Turnover Rate for the four months ended March 31, 2004 is 2% (Unaudited).

See accompanying notes to financial statements.

 NOTES TO FINANCIAL STATEMENTS                  THE DFA INVESTMENT TRUST COMPANY

A. Organization:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-five series, of which The U.S. Large Company Series (the "Series") is presented in this report.

   In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those estimates could be material.

   1. Security Valuation: Securities held by the Series which are listed on a securities exchange and for which market quotations are readily available are valued at the last quoted sale price of the day. Effective May 21, 2003, securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no such reported sale price or NOCP for the day, the Series values securities at the mean between the most recent bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Trustees.

   2. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of a percentage of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, Emerging Markets Portfolio and/or DFA Two Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) are included in Trustees' Fees and Expenses. At November 30, 2003, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities in the amount of $38,976.

   3. Repurchase Agreements: The Series may purchase money market instruments subject to the conterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 28, 2003.

   4. Other: Security transactions are accounted for on the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities. Expenses directly attributable to the Series are directly charged. Common expenses are allocated using methods approved by the Board of Trustees, generally based on average net assets.

C. Investment Advisor:

   Dimensional Fund Advisors Inc. ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the year ended November 30, 2003, the Series' advisory fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.025 of 1% of average net assets.

   Certain officers of the Series are also officers, directors and shareholders of the Advisor.

 NOTES TO FINANCIAL STATEMENTS (Continued)      THE DFA INVESTMENT TRUST COMPANY


D. Purchases and Sales of Securities:

   For the year ended November 30, 2003, the Series made the following purchases and sales of investment securities other than short-term securities (amounts in thousands):

          Purchases......................................... $277,992
          Sales.............................................  209,469

   There were no purchases or sales of U.S. Government Securities during the year ended November 30, 2003.

E. Federal Income Taxes:

   No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any interest, dividends and gains or losses have been deemed to have been "passed through" to its Feeder Fund.

   At November 30, 2003, gross unrealized appreciation and depreciation for federal income tax purposes of investment securities and foreign currencies was as follows (amounts in thousands):

         Gross Unrealized Appreciation..................... $ 692,670
         Gross Unrealized Depreciation.....................  (340,241)
                                                            ---------
         Net............................................... $ 352,429
                                                            =========

F. Financial Instruments:

   In accordance with the Series' Investment Objectives and Policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   Futures Contracts: During the year ended November 30, 2003, the Series entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Series deposits cash with a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   At November 30, 2003, the Series had outstanding 259 long futures contracts on the S&P 500 Index, all of which expire on December 19, 2003. The value of such contracts on November 30, 2003 was $68,492,550, which resulted in an unrealized gain of $2,241,326.

   Risks arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

G. Line of Credit:

   The Trust, together with other Dimensional-advised portfolios, has entered into a $50 million unsecured discretionary line of credit with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $50 million, as long as total borrowings under the line of credit do not exceed $50 million in the aggregate. Borrowings under the line of credit are charged interest at the then current federal funds rate plus 1%. Each portfolio is individually, and not jointly liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit, since this is not a committed facility. The agreement for the discretionary line of credit may be terminated at any time. There were no borrowings under the discretionary line of credit by the Series during the year ended November 30, 2003.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $150 million unsecured line of credit with its international custodian bank. Each portfolio is permitted to borrow, subject to investment limitations, up to a maximum of $150 million, as long as total borrowings under the line of credit do not exceed $150 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused line of credit. The agreement for the line of credit expires in April 2004. There were no borrowings by the Series under the line of credit during the year ended November 30, 2003.

 NOTES TO FINANCIAL STATEMENTS (Continued)      THE DFA INVESTMENT TRUST COMPANY


H. Securities Lending:

   As of November 30, 2003, the Series had securities on loan to brokers/dealers, for which it held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of Securities are required at all times to be secured by collateral at least equal to 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, PNCBank, National Association, the lending agent has agreed to pay the amount of the shortfall to the portfolio or, at the option of the lending agent, to replace the securities.

   The Series invests the cash collateral received from securities on loan in a pooled cash account, which invests in repurchase agreements collateralized by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature.

 Report of Independent Registered Certified Public Accounting Firm

   THE DFA INVESTMENT TRUST COMPANY


To the Shareholders of the Series and Board of Trustees of The DFA Investment Trust Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Company Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
January 15, 2004

                                BLACKROCK FUNDS

Investment Adviser - Large Cap Value Equity Portfolio, Large Cap Growth Equity Portfolio, Mid-Cap Value Equity Portfolio, Mid-Cap Growth Equity Portfolio, Small Cap Value Equity Portfolio, Small Cap Core Equity Portfolio, Small Cap Growth Equity Portfolio, U.S. Opportunities Portfolio, Global Science & Technology Opportunities Portfolio, International Equity Portfolio, International Opportunities Portfolio, Select Equity Portfolio and Balanced Portfolio
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809

Investment Adviser - European Equity
Portfolio and Asia Pacific Equity Portfolio
     BlackRock International, Limited
     Edinburgh, Scotland EH3 8JB

Sub-Adviser - International Equity Portfolio and International Opportunities Portfolio
     BlackRock International, Limited
     Edinburgh, Scotland EH3 8JB

Sub-Adviser - Balanced Portfolio
     BlackRock Financial Management, Inc.
     New York, NY 10022

Custodian
     PFPC Trust Co.
     Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent
     PFPC Inc.
     Wilmington, Delaware 19809

Distributor
     BlackRock Distributors, Inc.
     King of Prussia, Pennsylvania 19406

Co-Administrator
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809

Counsel
     Simpson Thacher & Bartlett LLP
     New York, New York 10017

Independent Auditors
     Deloitte & Touche LLP
     Philadelphia, Pennsylvania 19103


The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at 1-800-441-7762.

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-441-7762, or on the SEC's website at http://www.sec.gov.

                                BLACKROCK FUNDS

                                 FUND SPECTRUM

 BlackRock Funds is a leading mutual fund company currently managing approximately $19 billion in the following portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing.

STOCK PORTFOLIOS
--------------------------------------
   Large Cap Value Equity                Global Science & Technology Opportunities
   Large Cap Growth Equity               European Equity
   Mid-Cap Value Equity                  International Equity
   Mid-Cap Growth Equity                 International Opportunities
   Small Cap Value Equity                Asia Pacific Equity
   Small Cap Core Equity                 Select Equity
   Small Cap Growth Equity               Index Equity
   U.S. Opportunities

STOCK & BOND PORTFOLIOS
--------------------------------------
   Balanced

BOND PORTFOLIOS
--------------------------------------
   Enhanced Income                       Managed Income
   Low Duration Bond                     Core Bond Total Return
   Intermediate Government Bond          Core PLUS Total Return
   Intermediate Bond                     International Bond
   Government Income                     High Yield Bond
   GNMA

TAX-FREE BOND PORTFOLIOS
--------------------------------------
   UltraShort Municipal                  Ohio Tax-Free Income
   Tax-Free Income                       Delaware Tax-Free Income
   Pennsylvania Tax-Free Income          Kentucky Tax-Free Income
   New Jersey Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------
   Money Market                          North Carolina Municipal Money Market
   U.S. Treasury Money Market            Ohio Municipal Money Market
   Municipal Money Market                Pennsylvania Municipal Money Market
   New Jersey Municipal Money Market     Virginia Municipal Money Market

                             SHAREHOLDER PRIVILEGES

ACCOUNT INFORMATION
Call us at 1-800-441-7762 to get information about your account balances, recent transactions and share prices.
Note: Institutional and Service Share Class investors should call
1-800-441-7450.
You can also reach us on the web at www.blackrock.com.

AUTOMATIC INVESTMENT PLANS
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

SYSTEMATIC WITHDRAWAL PLANS
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

RETIREMENT PLANS
Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell and Simple IRA's.

ADDITIONAL INFORMATION ABOUT THE BLACKROCK FUNDS
For additional reports or additional information, as well as more current information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call 1-888-825-2257.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

                                                                  BlackRock

EQ-SEMI

FIXED INCOME    LIQUIDITY    EQUITIES    ALTERNATIVES    BLACKROCK SOLUTIONS


BlackRock Funds
Money Market Portfolios


Semi-Annual Report to Shareholders
March 31, 2004 (Unaudited)



[GRAPHIC]



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE                                                  BlackRock

                                BLACKROCK FUNDS

                            MONEY MARKET PORTFOLIOS

* Money Market                           * North Carolina Municipal Money Market
* U.S. Treasury Money Market             * Ohio Municipal Money Market
* Municipal Money Market                 * Pennsylvania Municipal Money Market
* New Jersey Municipal Money Market      * Virginia Municipal Money Market


                                TABLE OF CONTENTS

Shareholder Letter.............................................................1
Statements of Net Assets
  Money Market.................................................................2
  U.S. Treasury Money Market...................................................4
  Municipal Money Market.......................................................5
  New Jersey Municipal Money Market...........................................15
  North Carolina Municipal Money Market.......................................18
  Ohio Municipal Money Market.................................................21
  Pennsylvania Municipal Money Market.........................................25
  Virginia Municipal Money Market.............................................31
  Key to Investment Abbreviations.............................................32
Portfolio Financial Statements
  Statements of Operations.................................................34-35
  Statements of Changes in Net Assets......................................36-37
  Financial Highlights.....................................................38-45
Notes to Financial Statements..............................................46-58
Additional Information........................................................59

--------------------------------------------------------------------------------

                      PRIVACY PRINCIPLES OF BLACKROCK FUNDS

BlackRock Funds is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock Funds collects, how we protect that information, and why in certain cases we may share such information with select other parties.

BlackRock Funds does not receive any nonpublic personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record owners of BlackRock Funds, BlackRock Funds receives nonpublic personal information on account applications or other forms. With respect to these shareholders, BlackRock Funds also has access to specific information regarding their transactions in BlackRock Funds.

BlackRock Funds does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders' accounts (for example, to a transfer agent).

BlackRock Funds restricts access to nonpublic personal information about its shareholders to BlackRock employees with a legitimate business need for the information. BlackRock Funds maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

--------------------------------------------------------------------------------

                                BLACKROCK FUNDS

March 31, 2004


Dear Shareholder:

     We are pleased to present the Semi-Annual Report to Shareholders of the BlackRock Funds' Money Market Portfolios for the six-months ended March 31, 2004. The Semi-Annual Report includes important information on each Portfolio, and is organized as follows:

o Statement of Net Assets - lists portfolio holdings and includes each holding's market value and par amount/ number of shares as of March 31, 2004. The Statement of Net Assets also contains the net asset value for each share class of a Portfolio.

o Statement of Operations - displays the components of each Portfolio's investment income and provides a detailed look at each Portfolio's expenses. The Statement of Operations also lists the aggregate realized gains and losses from security sales.

o Statement of Changes in Net Assets - compares Portfolio information from the prior period to the current period. Specifically, it details shareholder distributions by share class, aggregate realized gains and losses, and the change in net assets from the beginning of the period to the end of the period.

o Financial Highlights - include each Portfolio's expense ratios, net asset values, total returns, distributions per share, and net investment income per share for the current period and the last five years or since inception.

o Notes to Financial Statements - provide additional information on fees, a summary of significant accounting policies, a list of affiliated transactions, and a summary of purchases and sales of securities.

     In addition to these items, a summary of shareholder privileges is listed on the inside back cover of the report. Here, shareholders can find information on how to access account balances, recent transactions, and share prices. It also includes a summary of the Fund's various investment plans.

     We hope you find the report informative, and we thank you for making BlackRock part of your investment strategy.


Sincerely,


/s/ Anne Ackerley


Anne Ackerley
Managing Director
BlackRock Advisors, Inc.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                             MONEY MARKET PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)

                                                                       PAR
                                                         MATURITY     (000)        VALUE
                                                        ---------- ---------- --------------
AGENCY OBLIGATIONS - 13.4%
Federal Home Loan Bank Bonds - 3.3%
    4.88%                                               04/16/04    $ 39,100   $ 39,156,532
    1.38%                                               03/28/05      30,000     30,000,000
    1.42%                                               04/04/05      26,000     26,000,000
                                                                               ------------
                                                                                 95,156,532
                                                                               ------------
Federal Home Loan Mortgage Corporation Bonds - 3.1%
    1.38%                                               11/15/04      60,000     60,000,000
    1.29%                                               03/23/05      28,000     28,000,000
                                                                               ------------
                                                                                 88,000,000
                                                                               ------------
Federal Home Loan Mortgage Corporation
  Discount Notes - 1.4%
    1.00%                                               06/15/04      40,000     39,916,667
                                                                               ------------
Federal National Mortgage Association Bonds - 5.6%
    1.20%                                               08/13/04     100,000    100,000,000
    1.50%                                               12/03/04      60,500     60,500,000
                                                                               ------------
                                                                                160,500,000
                                                                               ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $383,573,199)                                                           383,573,199
                                                                               ------------
CERTIFICATES OF DEPOSIT - 26.8%
Domestic - 7.1%
  Citibank N.A. (A-1+,P-1)
    1.04%                                               06/29/04      71,130     71,130,000
  Washington Mutual Bank (A-2,P-1)
    1.07%                                               05/12/04      45,000     45,000,000
    1.06%                                               06/08/04      89,000     89,000,000
                                                                               ------------
                                                                                205,130,000
                                                                               ------------
Euro Dollar - 12.3%
  Credit Agricole Indo (A-1+,P-1)
    1.05%                                               05/21/04     126,000    126,001,408
  DEPFA Bank Europe PLC (A-1+,P-1)
    1.06%                                               06/07/04      50,000     50,000,000
    1.14%                                               06/14/04      75,000     75,012,777
  KBC Bank N.V. (A-1,P-1)
    1.05%                                               05/28/04     100,000    100,001,581
                                                                               ------------
                                                                                351,015,766
                                                                               ------------
Yankee Dollar - 7.4%
  Banco Santander Puerto Rico (A-1,P-1)
    1.08%                                               04/26/04       9,000      9,000,000
    1.07%                                               05/20/04      32,920     32,920,000
  Foreningssparbanken AB (Swedbank) (A-1,P-1)
    1.44%                                               03/01/05      61,500     61,491,585
  Toronto Dominion Bank of New York (A-1,P-1)
    1.26%                                               04/13/04      68,000     67,999,888
  Westdeutsche Landesbank Gironzentrale (A-1+,P-1)
    1.40%                                               08/05/04      40,000     40,000,000
                                                                               ------------
                                                                                211,411,473
                                                                               ------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $767,557,239)                                                          $767,557,239
                                                                               ------------
COMMERCIAL PAPER - 22.2%
Asset Backed Securities - 18.2%
  Concord Minutemen Capital Co. LLC (A-1)
    1.07%                                               05/18/04      95,506     95,372,583
    1.06%                                               06/23/04      22,683     22,627,565


                                                                       PAR
                                                         MATURITY     (000)        VALUE
                                                        ---------- ---------- --------------
COMMERCIAL PAPER (Continued)
Asset Backed Securities (Continued)
  Crown Point Capital Co. (A-1,P-1)
    1.05%                                               06/10/04    $ 50,159   $ 50,056,592
  Liberty Lighthouse Capital Co. (A-1)
    1.04%                                               04/23/04      52,971     52,937,334
  Regency Markets No. 1 LLC (A-1,P-1)
    1.04%                                               04/20/04      87,706     87,657,859
  Silver Tower U.S. Funding LLC (A-1,P-1)
    1.07%                                               04/07/04      11,217     11,215,000
  Sydney Capital Corp. (A-1+,P-1)
    1.04%                                               04/19/04      44,530     44,506,844
    1.04%                                               04/27/04      50,070     50,032,392
    1.05%                                               04/27/04       8,000      7,993,933
  Tannehill Capital Co. LLC (A-1)
    1.07%                                               04/07/04       6,743      6,741,799
    1.05%                                               04/13/04      63,985     63,962,605
    1.05%                                               04/19/04      27,781     27,766,415
                                                                               ------------
                                                                                520,870,921
                                                                               ------------
Banks - 0.9%
  Credit Suisse First Boston New York (A-1,P-1)
    1.03%                                               04/12/04      24,905     24,897,162
                                                                               ------------
Insurance - 3.1%
  Irish Life & Permanent PLC (A-1,P-1)
    1.07%                                               05/17/04      59,220     59,139,033
    1.05%                                               06/08/04      28,790     28,732,900
                                                                               ------------
                                                                                 87,871,933
                                                                               ------------
TOTAL COMMERCIAL PAPER
  (Cost $633,640,016)
                                                                                633,640,016
                                                                               ------------
GUARANTEED INVESTMENT CONTRACTS - 3.1%
  Transamerica Life Insurance &
    Annuity Co. (A-1+,P-1)
    1.26%(b)
  (Cost $90,000,000)                                    06/01/04      90,000     90,000,000
                                                                               ------------
MASTER NOTES - 4.7%
Security Brokers & Dealers - 4.7%
  Merrill Lynch Mortgage Capital, Inc. (A-1,P-1)(c)
    1.16%                                               04/05/04      33,000     33,000,000
  Morgan Stanley Mortgage Capital, Inc. (A-1,P-1)(c)
    1.23%                                               04/01/04     100,000    100,000,000
                                                                               ------------
TOTAL MASTER NOTES
  (Cost $133,000,000)
                                                                                133,000,000
                                                                               ------------
MEDIUM TERM NOTES - 3.5%
Security Brokers & Dealers - 3.5%
  Goldman Sachs Group, Inc. (A-1,P-1)
    1.23%
  (Cost $100,000,000)                                   05/18/04     100,000    100,000,000
                                                                               ------------
VARIABLE RATE OBLIGATIONS - 25.5%
Banks - 8.9%
  Banque Nationale de Paribas New York (A-1+,P-1)
    1.03%(b)                                            04/01/04      87,000     86,996,310
  HBOS Treasury Services PLC (A-1+,P-1)
    1.10%(b)                                            06/24/04      80,000     80,000,000
  National City Bank of Indiana (A-1,P-1)
    1.04%(b)                                            04/01/04      64,000     63,997,286

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                       MONEY MARKET PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                                       PAR
                                                         MATURITY     (000)        VALUE
                                                        ---------- ---------- --------------
VARIABLE RATE OBLIGATIONS (Continued)
Banks (Continued)
  Westpac Banking Corp. (Aa3)
     1.12%(b)                                           06/11/04    $ 24,250   $ 24,250,000
                                                                               ------------
                                                                                255,243,596
                                                                               ------------
Federal Home Loan Bank Variable Rate Notes - 2.6%
     0.98%(b)                                           06/14/04      75,000     74,934,627
                                                                               ------------
Federal National Mortgage Association
  Variable Rate Notes - 2.9%
     1.04% (b)                                          05/18/04      82,000     81,982,071
                                                                               ------------
Insurance - 5.4%
  John Hancock Global Funding II (AA,Aa3)
     1.22%(b)                                           06/01/04      30,700     30,717,999
     1.16%(b)                                           06/11/04     109,000    109,029,695
  Metlife Global Funding (AA,Aa2)
     1.10%(b)                                           04/28/04      15,000     15,000,000
                                                                               ------------
                                                                                154,747,694
                                                                               ------------
Personal Credit Institutions - 2.2%
  General Electric Capital Corp.(AAA,Aaa)
     1.17%(b)                                           04/19/04      45,000     45,000,000
     1.22%(b)                                           04/22/04      18,000     18,001,433
                                                                               ------------
                                                                                 63,001,433
                                                                               ------------
Security Brokers & Dealers - 3.5%
  Merrill Lynch & Co., Inc. (A+,Aa3)
     1.10%(b)                                           04/05/04      50,000     50,000,000
     1.22%(b)                                           04/12/04      50,000     50,000,000
                                                                               ------------
                                                                                100,000,000
                                                                               ------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $729,909,421)                                                           729,909,421
                                                                               ------------
MUNICIPAL BONDS - 0.7%
Georgia - 0.2%
  De Kalb County Development
  Authority University RB Series
  1995B DN (A-1+,VMIG-1)
     1.09%(b)                                           04/07/04       4,260      4,260,000
                                                                               ------------
Texas - 0.5%
  South Central Texas IDRB Series
  1990 DN (Bank One N.A. LOC)
  (P-1)
     1.11%(b)                                           04/07/04      14,800     14,800,000
                                                                               ------------
TOTAL MUNICIPAL BONDS
  (Cost $19,060,000)                                                             19,060,000
                                                                               ------------


                                                                                  VALUE
                                                                             --------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $2,856,739,875(a))                                          99.9%    $2,856,739,875
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                                        0.1%         2,290,172
                                                                   -----     --------------
NET ASSETS(Equivalent to $1.00
  per share based on
  1,874,100,029 Institutional shares,
  447,077,079 Service shares,
  130,021,467 Hilliard Lyons
  shares, 398,251,808 Investor A
  shares, 8,920,016 Investor B
  shares and 842,375 Investor C
  shares outstanding)                                              100.0%    $2,859,030,047
                                                                   =====     ==============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($1,874,002,052/1,874,100,029)                                                    $  1.00
                                                                                    =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  SERVICE SHARE
  ($447,033,481/447,077,079)                                                        $  1.00
                                                                                    =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  HILLIARD LYONS SHARE
  ($130,017,103/130,021,467)                                                        $  1.00
                                                                                    =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($398,215,736/398,251,808)                                                        $  1.00
                                                                                    =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INVESTOR B SHARE
  ($8,919,893/8,920,016)                                                            $  1.00
                                                                                    =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INVESTOR C SHARE
  ($841,782/842,375)                                                                $  1.00
                                                                                    =======

-------------------
(a)  Aggregate cost for Federal tax purposes.
(b) Rates shown are the rates as of March 31, 2004 and maturities shown are the next interest readjustment date.
(c)  Ratings reflect those of guarantor.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                      U.S. TREASURY MONEY MARKET PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)

                                                                       PAR
                                                         MATURITY     (000)        VALUE
                                                        ---------- ---------- --------------
U.S. TREASURY OBLIGATIONS - 30.6%
U.S. Treasury Bills - 12.6%
    0.91%                                               04/01/04     $50,000   $50,000,001
    0.99%                                               08/26/04      15,000    14,939,362
    1.00%                                               09/02/04      10,000     9,957,222
                                                                               -----------
                                                                                74,896,585
                                                                               -----------
U.S. Treasury Notes - 16.5%
    3.38%                                               04/30/04      20,000    20,033,057
    3.25%                                               05/31/04       8,000     8,026,135
    2.12%                                               08/31/04      10,000    10,031,274
    7.88%                                               11/15/04      10,000    10,407,304
    2.00%                                               11/30/04      10,000    10,036,641
    1.75%                                               12/31/04      10,000    10,030,501
    1.50%                                               02/28/05      25,000    25,056,152
    1.62%                                               03/31/05       5,000     5,017,272
                                                                               -----------
                                                                                98,638,336
                                                                               -----------
U.S. Treasury Strip Notes - 1.5%
    1.16%(b)                                            08/15/04       9,000     8,960,592
                                                                               -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $182,495,513)                                                          182,495,513
                                                                               -----------
REPURCHASE AGREEMENTS - 69.4%
Bear Stearns & Co., Inc.
    1.00%                                               04/01/04      30,000    30,000,000
    (Agreement dated 3/31/04 to be
    repurchased at $30,000,833.
    Collateralized by $47,450,000 U.S.
    Treasury Strips 0.00% due
    08/15/14. The value of the
    collateral is $30,613,601.)
Deutsche Bank Securities, Inc.
    1.00%                                               04/01/04      30,000    30,000,000
    (Agreement dated 3/31/04 to be
    repurchased at $30,000,833.
    Collateralized by $68,379,000 U.S.
    Treasury Strips 0.00% due
    05/15/20. The value of the
    collateral is $30,600,286.)
Goldman Sachs & Co.
    0.99%                                               04/01/04      30,000    30,000,000
    (Agreement dated 3/31/04 to be
    repurchased at $30,000,825.
    Collateralized by $3,521,000 U.S.
    Treasury Notes 1.63% due
    01/31/05 and $21,378,000 U.S.
    Treasury Bonds 6.75% due
    08/15/26. The value of the
    collateral is $30,600,456.)
Greenwich Capital Markets, Inc.
    1.00%                                               04/01/04     100,000   100,000,000
    (Agreement dated 3/31/04 to be
    repurchased at $100,002,778.
    Collateralized by $136,682,755
    U.S. Treasury Strips 0.00% due
    08/15/09 to 02/15/16. The value of
    the collateral is $102,001,498.)
J.P. Morgan Securities, Inc.
    1.00%                                               04/01/04      30,000    30,000,000
    (Agreement dated 3/31/04 to be
    repurchased at $30,000,833.
    Collateralized by $28,160,000 U.S.
    Treasury Notes 6.75% due
    05/15/05. The value of the
    collateral is $30,600,209.)

                                                                       PAR
                                                         MATURITY     (000)        VALUE
                                                        ---------- ---------- --------------
REPURCHASE AGREEMENTS (Continued)
Lehman Brothers, Inc.
    1.00%                                                04/01/04   $30,000    $30,000,000
    (Agreement dated 3/31/04 to be
    repurchased at $30,000,833.
    Collateralized by $21,390,000 U.S.
    Treasury Notes 6.75% due
    05/15/05 and $5,060,000 U.S.
    Treasury Bonds 8.50% due
    02/15/20. The value of the
    collateral is $30,591,019.)
Merrill Lynch Government Securities,
  Inc.
    0.97%                                                04/01/04    30,000     30,000,000
    (Agreement dated 3/31/04 to be
    repurchased at $30,000,808.
    Collateralized by $73,199,750 U.S.
    Treasury Strips 0.00% due
    11/15/14 to 02/15/31. The value of
    the collateral is $30,600,127.)
Morgan Stanley & Co., Inc.
    1.00%                                                 04/01/04   103,900   103,900,000
    (Agreement dated 3/31/04 to be
    repurchased at $103,902,886.
    Collateralized by $69,731,000 U.S.
    Treasury Bonds 9.00% due
    11/15/18. The value of the
    collateral is $105,978,124.)
UBS Securities LLC
    0.99%                                                04/01/04    30,000     30,000,000
    (Agreement dated 3/31/04 to be
    repurchased at $30,000,825.
    Collateralized by $30,270,000 U.S.
    Treasury Notes 3.00% due
    02/15/09. The value of the
    collateral is $30,604,299.)
                                                                               -----------
TOTAL REPURCHASE AGREEMENTS                                                    413,900,000
  (Cost $413,900,000)                                                          -----------


TOTAL INVESTMENTS IN SECURITIES
  (Cost $596,395,513(a))                                             100.0%    596,395,513

OTHER ASSETS IN EXCESS OF
  LIABILITIES                                                          0.0%        280,803
                                                                     -----     -----------
NET ASSETS (Equivalent to
$1.00 per share based on 341,743,610 Institutional
 shares, 208,520,754 Service shares
 and 46,468,465 Investor A shares outstanding)                       100.0%   $596,676,316
                                                                     =====    ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($341,722,275/341,743,610)                                                       $  1.00
                                                                                   =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($208,472,548/208,520,754)                                                       $  1.00
                                                                                   =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INVESTOR A SHARE
    ($46,481,493/46,468,465)                                                       $  1.00
                                                                                   =======

-------------------
(a)  Aggregate cost for Federal tax purposes.
(b)  The rate shown is the effective yield on the zero coupon bonds.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                        MUNICIPAL MONEY MARKET PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)


                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
MUNICIPAL BONDS - 98.3%
Alabama - 1.7%
  Alexander City Industrial Board IDRB
    Series 2000 DN (Southtrust Bank
    LOC) (A-1, P-1)
    1.17%(b)                            04/07/04    $ 1,010    $ 1,010,000
  Columbia IDRB (Alabama Power Co.
    Project) Series 1995B DN (The
    Southern Co. Guaranty)
    (A-1, VMIG-1)
    1.12%(b)                            04/01/04      1,300      1,300,000
  Columbia IDRB (Alabama Power Co.
    Project) Series 1999A DN (The
    Southern Co. Guaranty)
    (A-1, VMIG-1)
    1.12%(b)                            04/01/04      1,600      1,600,000
  Geneva County Health Care
    Authority RB Series 2001 DN
    (Southtrust Bank LOC)
    1.17%(b)                            04/07/04      2,833      2,833,000
  Jefferson County GO Warrants
    Series 2001B DN (Morgan
    Guaranty Trust, Bayerische
    Landesbank Girozentrale SBPA)
    (A-1+, VMIG-1)
    1.12%(b)                            04/01/04      4,300      4,300,000
                                                               -----------
                                                                11,043,000
                                                               -----------
Alaska - 2.7%
  Valdez Alaska Marine Terminal RB
    (Exxon Pipeline Company Project)
    Series 1993A DN (A-1+, VMIG-1)
    1.00%(b)                            04/01/04     17,350     17,350,000
                                                               -----------
Arkansas - 0.5%
  Little Rock Residential Housing and
    Public Facilities Board Capital
    Improvement RB (Park Systems
    Project) Series 2001 DN (Bank of
    America N.A. LOC) (A-1+)
    1.12%(b)                            04/07/04      2,920      2,920,000
                                                               -----------
California - 6.8%
  California Affordable Housing Agency
    Multi-Family RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2003 PT-2049 DN (Merrill Lynch &
    Co. Guaranty, Merrill Lynch Capital
    Services SBPA) (F-1+)
    1.00%(b)                            04/07/04      4,500      4,500,000
  California GO Series 2003A RAN
    (SP-1+, MIG-1, F-1+)
    2.00%                               06/23/04      2,000      2,004,202
  California State Trust Receipts RB
    Series 1985 DN (FGIC Insurance,
    Societe Generale SBPA)
    (SP-1+, VMIG-1)
    1.06%(b)                            04/07/04      9,700      9,700,000
  City of Sacramento Unified School
    District GO (ABN-AMRO Munitops
    Trust Certificates) Series 2002-9
    MB (ABN-AMRO Bank N.V. SBPA,
    MBIA Insurance) (MIG-1, F-1+)
    1.12%                               06/18/04      7,000      7,000,000
  Foothill-De Anza Community College
    GO Series 2000Y DN (Wachovia
    Bank N.A. LOC) (VMIG-1)
    1.05%(b)                            04/07/04      3,700      3,700,000


                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
California (Continued)
  Golden State Tobacco Securitization
    Corporation RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2004 PA-1236 DN (Merrill Lynch &
    Co. Guaranty, Merrill Lynch Capital
    Services SBPA)
    1.11%(b)                            04/07/04    $ 3,530    $ 3,530,000
  Golden State Tobacco Securitization
    Corporation RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2004 PA-1237 DN (Merrill Lynch &
    Co. Guaranty, Merrill Lynch Capital
    Services SBPA) (F-1+)
    1.11%(b)                            04/07/04      2,740      2,740,000
  Los Angeles Regulatory Airports
    Corporation Lease RB (Los
    Angeles International Lax Two
    Project) Series 1985 DN (Societe
    Generale LOC) (A-1)
    1.05%(b)                            04/01/04      2,000      2,000,000
  Metropolitan Water District of
    Southern California Waterworks RB
    Series 2000B-1 DN (Westdeutsche
    Landesbank Girozentrale LOC)
    (A-1+, VMIG-1, F-1+)
    1.10%(b)                            04/01/04      4,400      4,400,000
  Sacramento Municipal Utility District
    RB Series 2000A DN (AMBAC
    Insurance, Wachovia Bank N.A.
    LOC) (VMIG-1)
    1.05%(b)                            04/07/04      3,300      3,300,000
                                                               -----------
                                                                42,874,202
                                                               -----------
Colorado - 0.6%
  Colorado Housing & Finance
    Authority RB (Single Family
    Mortgage Project) Series 2003C-5
    MB (AIG Insurance Guaranty)
    (A-1+, MIG-1)
    1.13%                               11/01/04      3,000      3,000,000
  Colorado Housing & Finance
    Authority RB (Single Family
    Mortgage Project) Series 2003 MB
    (AIG Insurance Guaranty)
    (AAA, MIG-1)
    1.18%                               11/01/04      1,000      1,000,000
                                                               -----------
                                                                 4,000,000
                                                               -----------
Delaware - 1.6%
  Delaware Economic Development
    Authority RB (Delmarva Power &
    Light Co. Project) Series 1988 DN
    (A-2, VMIG-2)
    1.30%(b)                            04/01/04      1,900      1,900,000
  Delaware Economic Development
    Authority RB (Delmarva Power &
    Light Co. Project) Series 1994 DN
    (A-2, VMIG-2)
    1.30%(b)                            04/01/04      2,600      2,600,000
  Delaware Economic Development
    Authority RB (St. Anne's Episcopal
    School Project) Series 2001 DN
    (Wilmington Trust Co. LOC) (A-1)
    1.15%(b)                            04/07/04      2,000      2,000,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Delaware (Continued)
  Sussex County IDRB (Rehoboth Mall
    Project) Series 2001A DN (M & T
    Bank Corp. LOC) (A-1)
    1.17%(b)                              04/07/04    $ 3,345    $ 3,345,000
                                                                 -----------
                                                                   9,845,000
                                                                 -----------
District of Columbia - 0.6%
  District of Columbia RB (Arts &
    Technology Academy Project)
    Series 2002 DN (M&T Bank Corp.
    LOC) (VMIG-1)
    1.17%(b)                              04/07/04      3,815      3,815,000
                                                                 -----------
Florida - 4.8%
  Florida Housing Finance Corporation
    Multi-Family RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2000 PT-1234 DN (Merrill Lynch
    Capital Services SBPA) (A-1+)
    1.12%(b)                              04/07/04      1,490      1,490,000
  Greater Orlando Aviation Authority
    RB (Special Purpose Cessna
    Aircraft Project) Series 2001 AMT
    DN (Textron, Inc. Guaranty)
    (A-2, P-1)
    2.18%(b)                              04/07/04      4,000      4,000,000
  Lee County IDRB Series 1997 AMT
    DN (Suntrust Bank LOC)
    1.21%(b)                              04/07/04      2,000      2,000,000
  Municipal Securities Trust Certificates
    RB Series 2002A DN (AMBAC
    Insurance, Bear Stearns Capital
    Markets Liquidity Facility) (A-1)
    1.10%(b)(c)                           04/07/04      8,760      8,760,000
  Munimae Trust RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2002 PT-617 DN (Merrill Lynch
    Capital Services SBPA) (A-1)
    1.13%(b)(c)                           04/07/04      3,000      3,000,000
  Putnam County Development
    Authority PCRB (Seminole Electric
    Co-op Project) Series 1984D MB
    (A-1)
    1.12%                                 06/15/04      6,950      6,950,000
  Putnam County Development
    Authority PCRB (Seminole Electric
    Co-op Project) Series 1984H-3 MB
    (A-1, MIG-1)
    1.00%                                 09/15/04      4,245      4,245,000
                                                                 -----------
                                                                  30,445,000
                                                                 -----------
Georgia - 0.9%
  Clayton County Development
    Authority RB (Delta Airlines
    Project) Series 2000B DN (General
    Electric Capital Corp. LOC)
    (A-1+, VMIG-1)
    1.11%(b)                              04/07/04      3,655      3,655,000
  Emanuel County Development
    Authority RB (Jabo Metal
    Fabrication Project) Series 2001
    AMT DN (Suntrust Bank LOC)
    (VMIG-1)
    1.18%(b)                              04/07/04      2,105      2,105,000
                                                                 -----------
                                                                   5,760,000
                                                                 -----------

                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Hawaii - 0.2%
  Hawaii Airport Systems RB (Bigelow
    Project) Series 2001A AMT DN
    (FGIC Insurance, Bear Stearns
    SBPA) (A-1)
    1.13%(b)(c)                           04/07/04    $ 1,190    $ 1,190,000
                                                                 -----------
Idaho - 1.0%
  Blaine County School District GO
    (No. 61 Hailey Project) Series
    2003 RAN (MIG-1)
    2.00%                                 07/30/04      6,600      6,621,032
                                                                 -----------
Illinois - 4.4%
  Chicago Board of Education
    Municipal Securities Trust
    Certificates RB (Bear Stearns Trust
    Receipts) Series 2001 DN (FSA
    Insurance, Bear Stearns Capital
    Markets Liquidity Facility) (A-1)
    1.10%(b)(c)                           04/07/04      5,500      5,500,000
  Illinois Development Finance
    Authority IDRB (Royal Continental
    Box Co. Project) Series 1995A
    AMT DN (ABN-AMRO Bank N.V.
    LOC) (A-1)
    1.16%(b)                              04/07/04        300        300,000
  Illinois GO Series 2003 MB
    (SP-1+, MIG-1)
    2.00%                                 04/15/04     10,000     10,003,898
  Illinois Health Facilities Authority
    Municipal Securities Trust
    Certificates RB (Bear Stearns Trust
    Receipts) Series 2002 DN (MBIA
    Insurance, Bear Stearns Capital
    Markets Liquidity Facility) (A-1)
    1.10%(b)(c)                           04/07/04      4,640      4,640,000
  Quad Cities Regional Economic
    Development Authority RB
    (Whitey's Ice Cream Manufacturing
    Project) Series 1995 AMT DN
    (FGIC Insurance, Bank One N.A.
    LOC)
    1.24%(b)                              04/07/04      1,010      1,010,000
  Regional Transportation Authority GO
    (Merlots Project) Series 2001A-86
    DN (FGIC Insurance, Wachovia
    Bank N.A. LOC) (VMIG-1)
    1.10%(b)                              04/07/04      1,500      1,500,000
  Rockford RB (Fairhaven Christian
    Center Project) Series 2000 DN
    (Bank One N.A. LOC)
    1.20%(b)                              04/07/04      1,880      1,880,000
  Roselle Village IDRB (Abrasive-Form,
    Inc. Project) Series 1995 AMT DN
    (ABN-AMRO Bank N.V. LOC)
    1.21%(b)                              04/07/04      1,000      1,000,000
  Schaumburg IDRB (Termax Corp.
    Project) Series 2000 AMT DN
    (Bank One N.A. LOC)
    1.24%(b)                              04/07/04      1,800      1,800,000
  Winnebago County RB (Mill Project)
    Series 1996 DN (Bank One N.A.
    LOC)
    1.15%(b)                              04/07/04         80         80,000
                                                                 -----------
                                                                  27,713,898
                                                                 -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Indiana - 3.0%
  Dekko Foundation Educational
    Facilities RB Series 2001 DN
    (Bank One N.A. LOC)
    1.22%(b)                             04/07/04     $2,900    $ 2,900,000
  Gary Redevelopment District
    Economic Growth RB Series
    2001A DN (Bank One N.A. LOC)
    (A-1)
    1.10%(b)                             04/07/04        745        745,000
  Hendricks County Industrial
    Redevelopment Commission Tax
    Increment RB (Heartland Crossing
    Project) Series 2000A DN
    (Huntington National Bank LOC)
    1.15%(b)                             04/07/04      1,100      1,100,000
  Indiana Development Finance
    Authority IDRB Series 2000 AMT
    DN (Bank One N.A. LOC)
    1.24%(b)                             04/07/04      6,600      6,600,000
  Indiana Municipal Securities Trust
    Certificates RB (Bear Stearns
    Municipal Trust Receipts) Series
    2001A DN (Bear Stearns Capital
    Markets Liquidity Facility) (A-1)
    1.10%(b)(c)                          04/07/04      5,115      5,115,000
  Knox Economic Development RB
    (J.W. Hicks Project) Series 1998
    AMT DN (Bank One N.A. LOC)
    1.27%(b)                             04/07/04      1,650      1,650,000
  Monroe County IDRB (Griner
    Engineering, Inc. Project) Series
    1997 AMT DN (Fifth Third Bank
    N.A. LOC)
    1.21%(b)                             04/07/04        852        852,000
                                                                -----------
                                                                 18,962,000
                                                                -----------
Iowa - 0.1%
  Iowa Finance Authority Economic
    Development RB (West Liberty
    Foods Project) Series 2002 DN
    (Bank One N.A. LOC)
    1.27%(b)                             04/07/04        840        840,000
                                                                -----------
Kentucky - 2.1%
  Calvert City PCRB (Air Products &
    Chemicals, Inc. Project) Series
    1993A DN (A-1)
    1.15%(b)                             04/07/04      3,000      3,000,000
  Calvert City PCRB Series 1993B DN
    (A-1)
    1.15%(b)                             04/07/04      1,000      1,000,000
  Clark County PCRB (Eastern
    Kentucky Power Project) Series
    1984J-2 MB (National Rural
    Utilities Guaranty) (A-1, MIG-1)
    1.00%                                04/15/04      2,500      2,500,000
  Newport Industrial Building RB
    (Newport Holdings Project) Series
    2001A AMT DN (Huntington
    National Bank LOC)
    1.19%(b)                             04/07/04      1,795      1,795,000


                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Kentucky (Continued)
  Pulaski County Solid Waste Disposal
    RB (Natural Rural Utilities for East
    Kentucky Power Project) Series
    1993B AMT MB (MIG-1)
    1.00%                                08/15/04     $4,850    $ 4,850,000
                                                                -----------
                                                                 13,145,000
                                                                -----------
Louisiana - 2.6%
  Iberville Parish PCRB (Air Products &
    Chemicals Project) Series 1992
    DN (A-1)
    1.15%(b)                             04/07/04      4,000      4,000,000
  Louisiana Public Facilities Authority
    RB (Air Products & Chemicals
    Project) Series 2002 AMT DN
    (A-1, P-1)
    1.10%(b)                             04/07/04      4,000      4,000,000
  Plaquemines Port Harbor & Terminal
    Distribution Port Facilities RB
    (Chevron Pipe Line Co. Project)
    Series 1984 MB (Chevron Texaco
    Guaranty) (AA, Aa2)
    1.00%                                09/01/04      2,395      2,393,505
  Plaquemines Port Harbor & Terminal
    Distribution Port Facilities RB
    (International Marine Terminal
    Project) Series 1984B MB
    (Kredietbank N.V. LOC)
    1.08%                                03/15/05      7,000      7,000,000
                                                                -----------
                                                                 17,393,505
                                                                -----------
Maryland - 9.8%
  Baltimore County RB (Odyssey
    School Facility Project) Series
    2001 DN (M & T Bank Corp. LOC)
    (A-1)
    1.17%(b)                             04/07/04      4,655      4,655,000
  Baltimore County RB (St. James
    Academy Facility Project) Series
    1999 DN (M & T Bank Corp. LOC)
    (A-1)
    1.12%(b)                             04/07/04      4,315      4,315,000
  Baltimore County RB (St. Paul's
    School for Girls Facility Project)
    Series 2000 DN (M & T Bank
    Corp. LOC ) (A-2)
    1.12%(b)                             04/07/04      2,400      2,400,000
  Frederick County RB (Homewood,
    Inc. Facility Project) Series 1997
    DN (M & T Bank Corp. LOC) (A-1)
    1.17%(b)                             04/07/04      4,900      4,900,000
  Howard County Economic
    Development RB (Pace, Inc.
    Project) Series 1995 DN (M & T
    Bank Corp. LOC)
    1.17%(b)                             04/07/04      3,700      3,700,000
  Howard County RB (Glenelg Country
    School Project) Series 2001 DN (M
    & T Bank Corp. LOC) (A-1)
    1.12%(b)                             04/07/04      3,380      3,380,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Maryland (Continued)
  Maryland Economic Development
    Authority RB (Association of
    Catholic Charities Project) Series
    1999A DN (M & T Bank Corp.
    LOC) (A-1)
    1.12%(b)                             04/07/04    $ 2,655    $ 2,655,000
  Maryland Economic Development
    Authority RB (Association of
    Catholic Charities Project) Series
    1999B DN (M & T Bank Corp.
    LOC) (A-1)
    1.12%(b)                             04/07/04      1,575      1,575,000
  Maryland Economic Development
    Corporation RB (American Health
    Assistance Foundation Facility
    Project) Series 2001 DN (M & T
    Bank Corp. LOC) (A-1)
    1.17%(b)                             04/07/04      3,620      3,620,000
  Maryland Economic Development
    Corporation RB (Mirage-Tucker
    LLC Facility Project) Series 2002
    DN (M & T Bank Corp. LOC)
    (VMIG-1)
    1.22%(b)                             04/07/04      1,425      1,425,000
  Maryland Health & Higher
    Educational Facilities Authority RB
    (Doctors' Community Hospital
    Issue Project) Series 1999 DN (M
    & T Bank Corp. LOC) (A-1)
    1.12%(b)                             04/07/04      4,865      4,865,000
  Maryland Health & Higher
    Educational Facilities Authority RB
    (Roland Park Country School
    Project) Series 2001 DN (M & T
    Bank Corp. LOC) (A-1)
    1.12%(b)                             04/07/04      5,950      5,950,000
  Montgomery County Economic
    Development RB (Brooke Grove
    Foundation, Inc. Project) Series
    1998 DN (M & T Bank Corp. LOC)
    (A-1)
    1.17%(b)                             04/07/04      4,785      4,785,000
  Montgomery County Housing
    Finance Authority RB Series
    2001-1276 DN (Merrill Lynch & Co.
    Guaranty) (A-1)
    1.16%(b)                             04/07/04      6,000      6,000,000
  Montgomery County RB (Imagination
    Stage, Inc. Facility Project) Series
    2002 DN (M & T Bank Corp. LOC)
    1.17%(b)                             04/07/04      4,000      4,000,000
  Ocean City RB (Harrison Inn 58 L.P.
    Project) Series 1997 DN (M & T
    Bank Corp. LOC) (A-1)
    1.37%(b)                             04/07/04      3,870      3,870,000
                                                                -----------
                                                                 62,095,000
                                                                -----------
Massachusetts - 6.6%
  Chelmsford GO Series 2003 BAN
    (SP-1+, MIG-1)
    1.62%                                04/22/04      2,000      2,000,584



                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Massachusetts (Continued)
  Commonwealth of Massachusetts
    GO (Wachovia Merlots Trust
    Receipts) Series 2002A-9 DN (FSA
    Insurance, Wachovia Bank N.A.
    SBPA) (A-1)
    1.07%(b)                             04/07/04    $ 1,495    $ 1,495,000
  Leicester Water District GO Series
    2003 BAN
    2.00%                                06/03/04      1,500      1,502,246
  Marlborough GO Series 2003 RAN
    (SP-1+, MIG-1)
    1.20%                                06/17/04      2,000      2,001,206
  Millbury GO Series 2004 BAN
    2.00%                                01/21/05      8,200      8,257,484
  Walpole GO Series 2003 BAN
    (MIG-1)
    2.00%                                11/04/04      5,000      5,027,274
  Wellesley GO Series 2003 BAN
    (SP-1+, MIG-1)
    1.15%                                06/03/04      6,250      6,251,590
  Westborough GO Series 2003 BAN
    (MIG-1)
    1.38%                                05/21/04     15,000     15,006,078
                                                                -----------
                                                                 41,541,462
                                                                -----------
Michigan - 1.2%
  Detroit Economic Development
    Corporation RB (EH Association
    Ltd. Project) Series 2002 DN
    (Charter One Bank LOC)
    1.15%(b)                             04/07/04      3,630      3,630,000
  Michigan Strategic Fund Limited
    Obligation RB (Horizons of
    Michigan Project) Series 2001 DN
    (Huntington National Bank LOC)
    1.12%(b)                             04/07/04      1,675      1,675,000
  Michigan Strategic Fund Limited
    Obligation RB (Kay Screen
    Printing, Inc. Project) Series 2000
    AMT DN (Bank One N.A. LOC)
    1.24%(b)                             04/07/04      2,400      2,400,000
                                                                -----------
                                                                  7,705,000
                                                                -----------
Minnesota - 1.2%
  Duluth GO (Tax & Aid Certificates
    Project) Series 2004 MB (A-1, A1)
    2.00%                                12/31/04      4,000      4,028,489
  Hennepin County GO Series 1997C
    DN (Westdeutche Landesbank
    Gironzentrale LOC) (A-1+, VMIG-1)
    0.87%(b)                             04/07/04        200        200,000
  Minneapolis GO Series 1998B DN
    (Dexia Credit Local SBPA)
    (A-1+, VMIG-1)
    0.87%(b)                             04/07/04        680        680,000
  Minneapolis Library GO Series 2003
    DN (Dexia Credit Local SBPA)
    (A-1+, VMIG-1, F-1+)
    0.87%(b)                             04/07/04      1,000      1,000,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)


                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Minnesota (Continued)
  Minnesota Higher Education Facilities
    Authority RB (Carleton College
    Project) Series 2000G DN (Wells
    Fargo Bank LOC) (VMIG-1)
    0.87%(b)                              04/07/04    $ 1,400    $ 1,400,000
                                                                 -----------
                                                                   7,308,489
                                                                 -----------
Mississippi - 0.6%
  Mississippi Development Bank
    Special Obligation RB (Correctional
    Facilities Project) Series 2002 DN
    (AMBAC Insurance, Amsouth Bank
    of Alabama SBPA) (A-1)
    1.12%(b)                              04/07/04      3,985      3,985,000
                                                                 -----------
Missouri - 0.2%
  Missouri State Health & Educational
    Facilities RB (Drury College
    Project) Series 1999 DN
    (Mercantile Bank N.A. LOC)
    (VMIG-1)
    1.17%(b)                              04/01/04      2,200      2,200,000
                                                                 -----------
Nebraska - 0.5%
  American Public Energy Gas Supply
    Agency RB (Nebraska Public Gas
    Agency Project) Series 1998C MB
    (AMBAC Insurance) (AAA, Aaa)
    4.00%                                 09/01/04      3,000      3,037,691
                                                                 -----------
Nevada - 1.4%
  Clark County Economic Development
    RB (Lutheran Secondary School
    Association Project) Series 2000
    DN (Allied Irish Bank PLC LOC)
    (VMIG-1)
    1.30%(b)                              04/07/04      1,500      1,500,000
  Clark County School District
    Municipal Securities Trust
    Certificates RB (Bear Stearns Trust
    Receipts) Series 2001A DN (FSA
    Insurance) (A-1+)
    1.10%(b)(c)                           04/07/04      4,500      4,500,000
  Municipal Securities Trust Certificates
    RB (Bear Stearns Trust Receipts)
    Series 2002A DN (FGIC Insurance,
    Bear Stearns LOC) (A-1)
    1.10%(b)(c)                           04/07/04      2,990      2,990,000
                                                                 -----------
                                                                   8,990,000
                                                                 -----------
New Hampshire - 0.4%
  New Hampshire Health & Education
    Facilities Authority RB (Tilton
    School Project) Series 1999 DN
    (KeyBank N.A. LOC)
    1.10%(b)                              04/07/04      2,330      2,330,000
                                                                 -----------
New Jersey - 3.8%
  Montclair GO Series 2003 MB
    1.50%                                 05/28/04     10,847     10,854,521

                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
  New Jersey Health Care Facilities
    Financing Authority RB (Merrill
    Lynch P-Float Trust Receipts)
    Series 2001 PT-1319 DN (AMBAC
    Insurance, Merrill Lynch Capital
    Services SBPA) (A-1)
    1.05%(b)                              04/07/04    $ 4,300    $ 4,300,000
  New Jersey Housing & Mortgage
    Finance Agency RB (Single Family
    Housing Project) Series 2004F
    AMT MB
    1.05%                                 04/01/05      6,650      6,650,000
  New Jersey Housing & Mortgage
    Finance Agency RB Series
    2003DD RAN (MBIA Insurance)
    (SP-1+, MIG-1)
    1.05%                                 04/01/04      2,500      2,500,000
                                                                 -----------
                                                                  24,304,521
                                                                 -----------
New York - 5.0%
  Auburn IDRB (Fat Tire LLC Project)
    Series 1997 DN (KeyBank N.A.
    LOC)
    1.21%(b)                              04/07/04      1,265      1,265,000
  City of New York Transitional Finance
    Authority RB (Future Tax Secured
    Bonds) Series 1998C DN
    (Bayerische Landesbank
    Girozentrale LOC) (A-1+, VMIG-1)
    1.08%(b)                              04/01/04      8,700      8,700,000
  New York City Transitional Finance
    Authority RB Series 2001B DN
    (Landesbank Hessen-Thuringen
    Girozentrale LOC) (A-1+, VMIG-1)
    1.10%(b)                              04/01/04      3,500      3,500,000
  New York City Transitional Finance
    Authority RB Series 2003-7 DN
    (Banque Nationale de Paribas
    SBPA)
    1.05%(b)                              04/07/04      3,575      3,575,000
  New York State Energy Research &
    Development Authority PCRB (New
    York State Electric & Gas Corp.
    Project) Series 1994B DN (XLCA
    Insurance, Mellon Bank LOC)
    (A-1+, VMIG-1)
    1.10%(b)                              04/01/04      1,700      1,700,000
  New York State Energy Research &
    Development Authority PCRB (New
    York State Electric & Gas Corp.
    Project) Series 1994C DN (XLCA
    Insurance, Morgan Guaranty Trust
    LOC) (A-1+, VMIG-1)
    1.14%(b)                              04/01/04      1,100      1,100,000
  New York State GO Series 2003R
    ROC-II-251A DN (Citibank LOC)
    (VMIG-1)
    1.09%(b)                              04/07/04      7,800      7,800,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
New York (Continued)
  New York State Housing Finance
    Agency RB (306 West 43rd Street
    Project) Series 2003 DN (Federal
    National Mortgage Association
    Guaranty)
    1.07%(b)                              04/07/04     $1,600    $ 1,600,000
  New York State Housing Finance
    Agency RB (Worth Street Project)
    Series 2001A DN (Federal National
    Mortgage Association Guaranty)
    1.02%(b)                              04/07/04      2,500      2,500,000
  New York State Local Government
    Assistance Corporation RB Series
    1995G DN (Bank of Nova Scotia
    LOC) (A-1+, VMIG-1)
    0.99%(b)                              04/07/04        200        200,000
                                                                 -----------
                                                                  31,940,000
                                                                 -----------
North Carolina - 8.4%
  Charlotte Airport RB Series 1993A
    DN (MBIA Insurance,
    Commerzbank SBPA)
    (A-2, VMIG-1)
    1.19%(b)                              04/07/04      5,575      5,575,000
  Charlotte Certificates of Participation
    (Convention Facilities Project)
    Series 2003B DN (Wachovia Bank
    N.A. LOC) (A-1, VMIG-1)
    1.10%(b)                              04/01/04      4,500      4,500,000
  Charlotte Certificates of Participation
    (Equipment Acquisition Project)
    Series 2004C MB (Aa1)
    2.00%                                 03/01/05      3,000      3,027,212
  Guilford County Industrial Facilities &
    Pollution Control Financing
    Authority RB (Quantum Group, Inc.
    Project) Series 2000 AMT DN
    (Bank of America N.A. LOC) (F-1+,
    AA)
    1.15%(b)                              04/07/04        830        830,000
  Mecklenburg County Industrial
    Facilities & Pollution Control
    Financing Authority IDRB (Griffith
    Micro Science Project) Series 1995
    AMT DN (Bank One N.A. LOC)
    (A-1+)
    1.12%(b)                              04/07/04      3,000      3,000,000
  Mecklenburg County Public
    Improvement GO Series 2000D
    MB (AAA, Aaa)
    4.75%                                 04/01/05      1,000      1,037,010
  North Carolina GO Series 2002D DN
    (Landesbank Baden SBPA)
    (A-1+, VMIG-1)
    1.03%(b)                              04/07/04      3,800      3,800,000
  North Carolina GO Series 2003A-23
    DN (Wachovia Bank N.A. LOC)
    (A-1)
    1.10%(b)                              04/07/04        300        300,000
  North Carolina Housing Finance
    Agency RB (Wachovia Merlots
    Trust Receipts) Series 2000A-37
    AMT DN (Wachovia Bank N.A.
    LOC) (VMIG-1)
    1.15%(b)                              04/07/04      2,035      2,035,000


                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
North Carolina (Continued)
  North Carolina Medical Care
    Commission Hospital RB (Baptist
    Hospital Project) Series 1992B DN
    (Wachovia Bank N.A. LOC)
    (A-1+, VMIG-1)
    1.05%(b)                              04/07/04     $  500    $   500,000
  North Carolina Medical Care
    Commission Hospital RB (Baptist
    Hospital Project) Series 2000 DN
    (Wachovia Bank N.A. LOC)
    (A-1, VMIG-1)
    0.98%(b)                              04/07/04      5,800      5,800,000
  North Carolina Medical Care
    Commission Hospital RB (Lutheran
    Retirement Project) Series 1999
    DN (Bank of America N.A. LOC)
    (F-1+)
    1.05%(b)                              04/07/04      1,970      1,970,000
  North Carolina Medical Care
    Commission Hospital RB (Moses
    H. Cone Memorial Hospital Project)
    Series 1993 DN (Wachovia Bank
    N.A. LOC) (A-1)
    1.02%(b)                              04/07/04        300        300,000
  North Carolina Medical Care
    Commission Hospital RB (Moses
    H. Cone Memorial Hospital Project)
    Series 2001A DN (Chase
    Manhattan Bank LOC) (A-1+)
    1.00%(b)                              04/07/04        400        400,000
  North Carolina Medical Care
    Commission Hospital RB (Park
    Ridge Hospital Project) Series
    1988 DN (Nationsbank LOC)
    (A-1+)
    1.02%(b)                              04/07/04      6,800      6,800,000
  North Carolina Municipal Power
    Agency RB (Catawba Electric Co.
    Project) Series 2003 DN (MBIA
    Insurance, Bank of New York
    SBPA) (A-1)
    1.06%(b)                              04/07/04        700        700,000
  North Carolina Municipal Power
    Agency RB (Merrill Lynch P-Float
    Trust Receipts, Catawba Electric
    Co. Project) Series 2003 DN
    (AMBAC Insurance, Merrill Lynch
    Capital Services SPBA)
    (AAA, F-1+)
    1.15%(b)                              04/07/04      4,500      4,500,000
  Raleigh County Certificates of
    Participation (Downtown
    Improvement Project) Series
    2004A DN (Depfa Bank PLC
    SBPA) (A-1+, VMIG-1)
    1.04%(b)                              04/07/04      2,400      2,400,000
  Raleigh County Certificates of
    Participation (Packaging Facilities
    Project) Series 2000A DN (Bank of
    America N.A. SBPA)
    (A-1+, VMIG-1)
    1.05%(b)                              04/07/04      1,700      1,700,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
North Carolina (Continued)
  Rockingham County Industrial
    Facilities & Pollution Control
    Financing Authority RB
    (Whiteridge, Inc. Project) Series
    1998 AMT DN (Branch Banking &
    Trust Co. LOC)
    1.15%(b)                              04/07/04     $   80    $    80,000
  Rutherford County Industrial Facilities
    & Pollution Control Financing
    Authority RB (All American Homes
    Project) Series 1996 AMT DN
    (Bank One N.A. LOC)
    1.27%(b)                              04/07/04      1,200      1,200,000
  Wake County Public Improvement
    GO Series 2003A MB (Suntrust
    Bank LOC) (A-1+, MIG-1)
    3.00%                                 04/01/04      2,555      2,555,000
                                                                 -----------
                                                                  53,009,222
                                                                 -----------
North Dakota - 0.2%
  Fargo IDRB (Owen Industries, Inc.
    Project) Series 1997 AMT DN
    (Wells Fargo Bank LOC) (A-1+)
    1.07%(b)                              04/07/04        500        500,000
  North Dakota Housing Finance
    Agency RB Series 2001A-19 DN
    (Wachovia Bank N.A. LOC)
    (VMIG-1)
    1.15%(b)                              04/07/04        475        475,000
                                                                 -----------
                                                                     975,000
                                                                 -----------
Ohio - 3.9%
  Akron Income Tax RB (Community
    Learning Centers Project) Series
    2004A MB (FGIC Insurance,
    ABN-AMRO Bank N.V. LOC)
    1.09%                                 12/08/04      2,000      1,999,999
  Cuyahoga County IDRB (Trio
    Diversified Co. Project) Series
    2000 AMT DN (KeyBank N.A.
    LOC)
    1.20%(b)                              04/07/04      2,095      2,094,999
  Galion GO Series 2003 BAN
    1.62%                                 06/03/04      1,000      1,000,722
  Greene County GO Series 2003 BAN
    (MIG-1)
    1.30%                                 08/20/04        500        500,437
  Lancaster GO Series 2004 BAN
    1.13%                                 09/10/04      1,000      1,001,444
  Lucas County Economic
    Development RB (Maumee Valley
    Country Day School Project)
    Series 1998 AMT DN (American
    National Bank & Trust Co. LOC)
    2.01%(b)                              04/07/04      1,125      1,125,000
  Marysville City Sewer Authority GO
    Series 2003 BAN
    1.41%                                 11/10/04      2,000      2,003,121
  Middletown School District GO Series
    2003 BAN
    1.75%                                 06/10/04      2,000      2,002,280




                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Ohio Air Quality Development
    Authority RB (JMG Funding Ltd.
    Partnership Project) Series 1994A
    AMT DN (Societe Generale LOC)
    (A-1+)
    0.99%(b)                              04/07/04     $7,500    $ 7,500,000
  Ohio Air Quality Development
    Authority RB (JMG Funding Ltd.
    Partnership Project) Series 1995B
    AMT DN (Westdeutsche
    Landesbank Gironzentrale LOC)
    (A-1+)
    1.10%(b)                              04/07/04        300        300,000
  Ohio Higher Educational Facility
    Community RB Series 2000C DN
    (Fifth Third Bank N.A. LOC)
    1.12%(b)                              04/07/04      1,100      1,100,000
  Ohio PCRB (Ross Incineration
    Project) Series 2000-1 AMT DN
    (Bank One N.A. LOC)
    1.24%(b)                              04/07/04      1,240      1,240,000
  Summit County Civic Facility RB
    (Akron Area Electrical Joint
    Apprenticeship & Training Trust
    Project) Series 2001 DN (Key
    Bank N.A. LOC)
    1.10%(b)                              04/07/04        180        180,000
  Troy GO Series 2004 BAN
    1.64%                                 09/30/04      1,000      1,002,899
  Wood County IDRB (Aluminite, Inc.
    Project) Series 1997 AMT DN (Sky
    Bank LOC)
    2.01%(b)                              04/07/04      1,380      1,380,000
                                                                 -----------
                                                                  24,430,901
                                                                 -----------
Oklahoma - 0.7%
  Canadian County Home Financing
    Authority RB (Merrill Lynch P-Float
    Trust Receipts, Multi-Family
    Housing Project) Series 2003
    PT-1885 AMT DN (Merrill Lynch
    Captial Services SBPA) (F-1+, AA-)
    1.16%(b)                              04/01/04      2,650      2,650,000
  Oklahoma Development Finance
    Authority RB (ConocoPhillips Co.
    Project) Series 2003 MB
    (A-2, VMIG-2)
    1.35%                                 12/01/04      2,000      2,000,000
                                                                 -----------
                                                                   4,650,000
                                                                 -----------
Oregon - 0.6%
  Oregon GO Series 2003 TAN
    (SP-1+, MIG-1)
    2.25%                                 11/15/04      3,500      3,525,454
                                                                 -----------
Pennsylvania - 1.5%
  Lancaster County Hospital Authority
    RB (Landis Homes Retirement
    Community Project) Series 2002
    DN (M & T Bank Corp. LOC)
    1.12%(b)                              04/07/04      4,285      4,285,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)


                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Philadelphia GO Series 2003 TRAN
    2.00%                                 06/30/04    $ 5,000    $ 5,012,668
                                                                 -----------
                                                                   9,297,668
                                                                 -----------
Puerto Rico - 0.8%
  Commonwealth of Puerto Rico
    Highway & Transportation Authority
    RB (Merrill Lynch P-Float Trust
    Receipts) Series 2002 PT-1052 DN
    (Merrill Lynch Capital Services
    Liquidity Facility) (A-1)
    1.05%(b)                              04/07/04        900        900,000
  Commonwealth of Puerto Rico Public
    Improvement GO Series 2001 DN
    (FSA Insurance, Toronto Dominion
    LOC) (A-1+)
    1.00%(b)                              04/07/04        800        800,000
  Commonwealth of Puerto Rico Public
    Improvement GO Series 2002A DN
    (FGIC Insurance, Salomon Smith
    Barney Liquidity Facility) (VMIG-1)
    1.05%(b)                              04/07/04      2,200      2,200,000
  Commonwealth of Puerto Rico Public
    Improvement GO Series 2003C
    DN (FSA Insurance, Merrill Lynch
    Capital Services SBPA) (A-1)
    1.01%(b)                              04/07/04        980        980,000
                                                                 -----------
                                                                   4,880,000
                                                                 -----------
South Carolina - 0.2%
  South Carolina Housing Finance &
    Development RB (Arrington Place
    Apartment Project) Series 2001
    AMT DN (Suntrust Bank LOC)
    (VMIG-1)
    1.18%(b)                              04/07/04      1,300      1,300,000
                                                                 -----------
Texas - 4.2%
  Austin Airport Systems RB Series
    2000J AMT DN (MBIA Insurance,
    Wachovia Bank N.A. LOC)
    (VMIG-1)
    1.15%(b)                              04/07/04      2,000      2,000,000
  Brazos Industrial Development
    Corporation Environmental
    Facilities RB (ConocoPhillips Co.
    Project) Series 2003 AMT MB
    (A-2, MIG-2)
    1.38%                                 08/01/04      2,000      2,000,000
  Collin County Housing Finance
    Corporation Multi-Family RB
    (Merrill Lynch P-Float Trust
    Receipts) Series 1999 PT-1160 DN
    (Merrill Lynch & Co. Guaranty,
    Merrill Lynch Capital Services
    Liquidity Facility)
    1.10%(b)                              04/07/04      2,355      2,355,000
  Lower Colorado River Authority RB
    (Wachovia Merlots Trust Receipts)
    Series 2000 DN (FSA Insurance,
    Wachovia Bank N.A. SBPA)
    (VMIG-1)
    1.10%(b)                              04/07/04      1,900      1,900,000
  Texas GO Series 2003 TRAN
    (SP-1+, MIG-1)
    2.00%                                 08/31/04     18,000     18,063,638
                                                                 -----------
                                                                  26,318,638
                                                                 -----------


                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Virginia - 7.4%
  Alexandria IDRB (Association for
    Supervision & Curriculum
    Development Project) Series 1997
    DN (Wachovia Bank N.A. LOC)
    (A-1)
    1.01%(b)                              04/07/04    $   300    $   300,000
  Alexandria IDRB (Young Men's
    Christian Association of Billings
    Project) Series 1998 DN (M & T
    Bank Corp. LOC) (A-1)
    1.17%(b)                              04/07/04      3,375      3,375,000
  Chesapeake Bay Bridge & Tunnel
    Commonwealth District RB
    (Wachovia Merlots Trust Receipts)
    Series 2003 DN (MBIA Insurance,
    Wachovia Bank N.A. Liquidity
    Facility) (VMIG-1)
    1.10%(b)                              04/07/04      1,100      1,100,000
  Commonwealth of Virginia
    Transportation Authority RB
    (Citibank Eagle Trust Receipts)
    Series 1999 DN (Citibank Liquidity
    Facility) (A-1+)
    1.08%(b)                              04/07/04      1,500      1,500,000
  Fairfax County Economic
    Development Authority RB (NISH
    Project) Series 2002 501-C-3 DN
    (Suntrust Bank LOC) (VMIG-1)
    1.05%(b)                              04/07/04      1,200      1,200,000
  Fairfax County Economic
    Development Authority RB Series
    2003 ROCS-RR-II-R-4024 DN
    (Citigroup Liquidity Facility)
    (VMIG-1)
    1.08%(b)                              04/07/04      4,985      4,985,000
  Fairfax County IDRB (Fairfax
    Hospital System Project) Series
    1988B DN (Inova Health System
    Liquidity Facility) (A-1+, VMIG-1)
    0.95%(b)                              04/07/04        400        400,000
  Fairfax County IDRB (Inova Health
    Systems Project) Series 2000 DN
    (A-1+, VMIG-1)
    0.95%(b)                              04/07/04        900        900,000
  Halifax County GO (Vepco Project)
    Series 2003 TECP (A-1, MIG-1)
    1.15%                                 08/13/04      2,000      2,000,000
  Harrisonburg Redevelopment &
    Housing Authority Lease Purchase
    RB Series 2001A DN (Societe
    Generale LOC) (A-1+)
    1.05%(b)                              04/07/04      1,850      1,850,000
  Henrico County Economic
    Development Authority Residential
    Care Facility RB (Westminster
    Centerbury Project) Series 2003B
    DN (KBC Bank LOC) (VMIG-1)
    1.01%(b)                              04/07/04        100        100,000
  Loudoun County Educational
    Facilities IDRB (Hill School Project)
    Series 2002 DN (Suntrust Bank
    LOC) (AA-, A-1+)
    1.05%(b)                              04/07/04      1,400      1,400,000
  Loudoun County IDRB (Howard
    Hughes Medical Institute Project)
    Series 2003D DN (A-1+, VMIG-1)
    0.98%(b)                              04/07/04      1,500      1,500,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Virginia (Continued)
  Loudoun County IDRB (Howard
    Hughes Medical Institute Project)
    Series 2003E DN (A-1+, VMIG-1)
    1.08%(b)                            04/01/04    $   200    $   200,000
  Loudoun County IDRB (Howard
    Hughes Medical Institute Project)
    Series 2003F DN (A-1+, VMIG-1)
    1.00%(b)                            04/07/04        400        400,000
  Lynchburg Public Improvement GO
    Series 2003B MB (AA, Aa3)
    2.00%                               02/01/05        820        826,627
  Norfolk Redevelopment & Housing
    Authority Multi-Family Housing RB
    (Residential Rental Project) Series
    2003 AMT DN (Suntrust Bank
    LOC)
    1.23%(b)                            04/07/04      2,094      2,094,000
  Prince William County GO (Vepco
    Project) Series 2004 TECP
    (A-1, MIG-1)
    1.10%                               08/13/04        700        700,000
  Richmond IDRB (Diocese of Virginia
    Church School Project) Series
    2001 DN (Suntrust Bank LOC)
    (VMIG-1)
    1.11%(b)                            04/01/04        200        200,000
  Richmond Public Improvement GO
    Series 2002A MB (FSA Insurance)
    (AAA, Aaa)
    4.00%                               07/15/04        500        504,319
  University of Virginia RB Series
    2003B-31 DN (Wachovia Bank
    N.A. SBPA) (VMIG-1)
    1.10%(b)                            04/07/04        900        900,000
  Virginia Beach Development Authority
    IDRB (Ocean Ranch Motel Corp.
    Project) Series 1998 DN (Branch
    Banking & Trust Co. LOC)
    1.05%(b)                            04/07/04        400        400,000
  Virginia Beach Development Authority
    Multi-Family Housing RB Series
    1999-1146 DN (Merrill Lynch
    Capital Services SBPA)
    1.08%(b)                            04/07/04      6,830      6,830,000
  Virginia Commonwealth
    Transportation Board
    Transportation RB Series 2000
    SG-134 DN (Societe Generale
    LOC) (A-1C+)
    1.07%(b)                            04/07/04      5,600      5,600,000
  Virginia Commonwealth
    Transportation Board
    Transportation RB Series
    2002-1013 DN (Salomon Smith
    Barney Liquidity Facility) (A-1+)
    1.08%(b)                            04/07/04      5,970      5,970,000
  Virginia Resource Authority Clean
    Water State Revolving Fund RB
    Series 2000 DN (Merrill Lynch
    Captial Services SBPA) (A-1)
    1.07%(b)                            04/07/04        805        805,000

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Virginia (Continued)
  Virginia Small Business Financing
    Authority IDRB (Ennstone Project)
    Series 1999 AMT DN (Wachovia
    Bank N.A. LOC)
    1.11%(b)                            04/07/04    $   620    $   620,000
                                                               -----------
                                                                46,659,946
                                                               -----------
Washington - 2.8%
  Chelan County Public Utility District
    RB Series 2001B DN (MBIA
    Insurance, Wachovia Bank N.A.
    SBPA) (A-1)
    1.15%(b)                            04/07/04      1,150      1,150,000
  Seattle Housing Authority RB (Rainier
    Vista Project Phase I) Series 2003
    AMT DN (KeyBank N.A. LOC)
    (A-1)
    1.07%(b)                            04/07/04      5,625      5,625,000
  Washington GO Series 1996B DN
    (Landesbank Hessen-Thuringen
    Girozentrale SBPA) (A-1+, VMIG-1)
    0.95%(b)                            04/07/04     10,000     10,000,000
  Yakima County Public Corp. RB
    (Michelsen Packaging Co. Project)
    Series 2000 AMT DN (Bank of
    America N.A. LOC) (A-1+)
    1.20%(b)                            04/01/04        805        805,000
                                                               -----------
                                                                17,580,000
                                                               -----------
West Virginia - 0.8%
  West Virginia Economic Development
    Authority RB (Juvenile Correctional
    Project) Series 2002A DN (MBIA
    Insurance, Bear Stearns Capital
    Markets Liquidity Facility) (A-1)
    1.10%(b)(c)                         04/07/04      4,990      4,990,000
                                                               -----------
Wisconsin - 2.5%
  Amery IDRB (Plastech Corp. Project)
    Series 1997 AMT DN (U.S. Bank
    N.A. LOC)
    1.22%(b)                            04/07/04      2,000      2,000,000
  Germantown IDRB (Cambridge Major
    Labs Project) Series 2003 AMT DN
    (Bank One N.A. LOC)
    1.21%(b)                            04/07/04      6,000      6,000,000
  Mequon IDRB (Johnson Level GRW
    Investment Project) Series 1995
    AMT DN (Bank One N.A. LOC)
    1.24%(b)                            04/07/04        750        750,000
  Southeast Wisconsin Professional
    Baseball Park RB (Wachovia
    Merlots Trust Receipts) Series
    2000Y DN (MBIA Insurance,
    Wachovia Bank N.A. SBPA)
    (VMIG-1)
    1.10%(b)                            04/07/04      2,280      2,280,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                      PAR
                                         MATURITY    (000)      VALUE
                                        ---------- -------- -------------
MUNICIPAL BONDS (Continued)
Wisconsin (Continued)
  Whitewater IDRB (Husco
    International, Inc. Project) Series
    1997 AMT DN (LaSalle National
    Bank LOC) (A-1)
    1.11%(b)                            04/07/04    $  500   $   500,000
  Wisconsin GO Series 2004-1 MB
    0.96%                               07/15/04     4,000     4,000,000
                                                             -----------
                                                              15,530,000
                                                             -----------

TOTAL INVESTMENTS IN SECURITIES
  (Cost $622,501,629(a))                            98.3%    622,501,629
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                        1.7%     10,467,939
                                                   -----     -----------
NET ASSETS (Equivalent to $1.00 per
  share based on 404,887,556
  Institutional shares, 79,541,715
  Service shares, 142,288,911 Hilliard
  Lyons shares and 6,167,304 Investor
  A shares outstanding)                            100.0%   $632,969,568
                                                   =====    ============


                                                                   VALUE
                                                                 --------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($404,960,865/404,887,556)                                     $  1.00
                                                                 =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  SERVICE SHARE
  ($79,527,004/79,541,715)                                       $  1.00
                                                                 =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  HILLIARD LYONS SHARE
  ($142,313,180/142,288,911)                                     $  1.00
                                                                 =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($6,168,519/6,167,304)                                         $  1.00
                                                                 =======

-------------------
(a)  Aggregate cost for Federal tax purposes.
(b) Rates shown are the rates as of March 31, 2004 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of March 31, 2004, the fund held 6.4% of its net assets, with a current market value of $40,685,000, in securities restricted as to resale.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)


                                                     PAR
                                       MATURITY     (000)       VALUE
                                      ---------- ---------- -------------
MUNICIPAL BONDS - 100.4%
New Jersey - 96.2%
  Bernards Township Sewer Authority
    RB Series 1985 MB (Wachovia
    Bank N.A. LOC) (AAA)
    1.20%                             12/15/04     $1,675    $1,675,000
  Cumberland County GO Series 2003
    BAN
    2.50%                             11/05/04      2,000     2,016,638
  Florence GO Series 2004 MB (FSA
    Insurance) (AAA, Aaa)
    2.50%                             03/01/05        365       369,699
  Gloucester County GO Series 2003
    MB (MBIA Insurance) (AAA, Aaa)
    2.00%                             07/15/04        940       942,696
  Gloucester County GO Series 2003A
    BAN
    2.00%                             10/27/04      2,800     2,814,702
  Hudson County Certificates of
    Participation Series 2001A-35 DN
    (MBIA Insurance, Wachovia Bank
    N.A. LOC) (VMIG-1)
    1.06%(b)                          04/07/04      4,945     4,945,000
  Lyndhurst Township GO Series 2003
    MB (MBIA Insurance) (AAA, Aaa)
    2.00%                             10/01/04        320       321,429
  Middlesex County GO Series 2003
    MB (AAA, Aa1)
    2.00%                             06/15/04      1,440     1,443,229
  Middlesex County Improvement
    Authority RB Series 2003 MB
    (AAA, Aa1)
    2.00%                             09/15/04      2,660     2,670,985
  Monmouth County GO Series 2002
    MB (AAA, Aaa)
    3.25%                             07/15/04        450       452,892
  Montclair GO Series 2003 BAN
    (AAA, Aaa)
    1.50%                             05/28/04      6,000     6,004,160
  New Jersey Economic Development
    Authority Market Transition
    Facilities RB Series 1994A MB
    (MBIA Insurance) (AAA, Aaa)
    5.80%                             07/01/04      1,000     1,032,110
  New Jersey Economic Development
    Authority Multi-Mode IDRB (V & S
    Amboy Galvanizing LLC Project)
    Series 1999 AMT DN (KeyBank
    N.A. LOC)
    1.20%(b)                          04/07/04      2,685     2,685,000
  New Jersey Economic Development
    Authority RB (Beldar Business
    Form Manufacturing Project)
    Series 1999 AMT DN (Wachovia
    Bank N.A. LOC)
    1.17%(b)                          04/07/04        795       795,000
  New Jersey Economic Development
    Authority RB (Bethany Baptist
    Church Project) Series 1998 DN
    (Wachovia Bank N.A. LOC)
    1.07%(b)                          04/07/04        360       360,000
  New Jersey Economic Development
    Authority RB (Denglas
    Technologies Project) Series 2000
    AMT DN (Commerce Bank N.A.
    LOC)
    1.17%(b)                          04/07/04      3,700     3,700,000

                                                     PAR
                                       MATURITY     (000)       VALUE
                                      ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
  New Jersey Economic Development
    Authority RB (Encap Golf Holdings
    LLC Project) Series 2001A AMT
    DN (Bayerische Landesbank
    Girozentrale LOC) (A-1+, VMIG-1)
    1.07%(b)                          04/07/04     $5,100    $5,100,000
  New Jersey Economic Development
    Authority RB (First Mortgage of
    Winchester Project) Series 2004B
    DN
    1.02%(b)                          04/07/04      2,400     2,400,000
  New Jersey Economic Development
    Authority RB (Hamilton Industrial
    Development Project) Series 1998
    AMT DN (Wachovia Bank N.A.
    LOC)
    1.11%(b)                          04/07/04      1,705     1,705,000
  New Jersey Economic Development
    Authority RB (J. James Realty Co.
    Project) Series 1998 AMT DN
    (Wachovia Bank N.A. LOC)
    1.17%(b)                          04/07/04        600       600,000
  New Jersey Economic Development
    Authority RB (Market Transition
    Facility Project) Series 1994A MB
    (MBIA Insurance) (AAA, Aaa)
    5.75%                             07/01/04        435       448,697
  New Jersey Economic Development
    Authority RB (Nandan Co. Project)
    Series 2000 AMT DN (M & T Bank
    Corp. LOC) (A-1)
    1.07%(b)                          04/07/04      3,735     3,735,000
  New Jersey Economic Development
    Authority RB (Nandan Co. Project)
    Series 2001 DN (M & T Bank
    Corp. LOC) (A-1)
    1.07%(b)                          04/07/04      1,990     1,990,000
  New Jersey Economic Development
    Authority RB (Newark Fibers, Inc.
    Project) Series 1998 AMT DN
    (Bank of New York LOC)
    1.07%(b)                          04/07/04      1,065     1,065,000
  New Jersey Economic Development
    Authority RB (Parke Place
    Association Project) Series 2000
    AMT DN (Commerce Bank N.A.
    LOC)
    1.17%(b)                          04/07/04      7,725     7,725,000
  New Jersey Economic Development
    Authority RB (Pennington
    Montessori School Project) Series
    1998 AMT DN (Wachovia Bank
    N.A. LOC)
    1.17%(b)                          04/07/04      1,205     1,205,000
  New Jersey Economic Development
    Authority RB (Stuart Country Day
    School Project) Series 2002 DN (M
    & T Bank Corp. LOC) (VMIG-1)
    1.10%(b)                          04/07/04      2,600     2,600,000
  New Jersey Economic Development
    Authority RB (Thermal Energy LP
    Project) Series 1995 AMT DN
    (Bank One N.A. LOC)
    1.05%(b)                          04/07/04      4,000     4,000,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
            NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
  New Jersey Economic Development
    Authority Special Facilities RB
    (Port Newark Container LLC
    Project) Series 2003 AMT DN
    (Citibank LOC) (A-1+, Aa)
    1.08%(b)                            04/07/04     $5,300    $5,300,000
  New Jersey Economic Development
    Authority Special Facilities RB
    Series 2004-1 DN (Bank of New
    York LOC) (A-1+)
    1.07%(b)                            04/07/04      5,000     5,000,000
  New Jersey Economic Development
    Authority Thermal Energy Facilities
    RB (Marina Energy LLC Project)
    Series 2001A AMT DN (Wachovia
    Bank N.A. LOC) (A-1, VMIG-1)
    1.02%(b)                            04/07/04      1,000     1,000,000
  New Jersey Health Care Facilities
    Financing Authority RB (Hospital
    Capital Asset Financing Project)
    Series 1985A DN (Wachovia Bank
    N.A. LOC) (Aa2, VMIG-1)
    1.02%(b)                            04/07/04      1,200     1,200,000
  New Jersey Health Care Facilities
    Financing Authority RB (Hospital
    Capital Asset Financing Project)
    Series 1985D DN (J.P. Morgan
    Chase Bank LOC) (Aa2, VMIG-1)
    1.02%(b)                            04/01/04      2,000     2,000,000
  New Jersey Health Care Facilities
    Financing Authority RB (Meridian
    Health System Project) Series
    2003 DN (J.P. Morgan Chase Bank
    LOC) (A-1+, VMIG-1)
    1.00%(b)                            04/07/04      2,400     2,400,000
  New Jersey Health Care Facilities
    Financing Authority RB (Merrill
    Lynch P-Float Trust Receipts)
    Series 2001 PT-1319 DN (AMBAC
    Insurance, Merrill Lynch Capital
    Services SBPA) (A-1)
    1.05%(b)                            04/07/04        375       375,000
  New Jersey Health Care Facilities
    Financing Authority RB (St.
    Barnabas Medical Center Project)
    Series 2001A DN (J.P. Morgan
    Chase Bank LOC) (A-1+)
    1.03%(b)                            04/07/04      2,500     2,500,000
  New Jersey Health Care Facilities
    Financing Authority RB (St. Francis
    Hospital Project) Series 2003A-5
    DN (Wachovia Bank N.A. LOC)
    (VMIG-1)
    0.97%(b)                            04/07/04      1,000     1,000,000
  New Jersey Health Care Facilities
    Financing Authority RB (St.
    Joseph's Project) Series 2003A-6
    DN (Valley National Bank LOC)
    (A2, VMIG-1)
    1.02%(b)                            04/07/04      3,250     3,250,000
  New Jersey Housing & Mortgage
    Finance Agency RB (Single Family
    Housing Project) Series 2003B
    AMT MB (SP-1+, MIG-1)
    1.10%                               10/01/04      3,185     3,185,000


                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
  New Jersey Housing & Mortgage
    Finance Agency RB (Single Family
    Housing Project) Series 2004F
    AMT MB
    1.05%                               04/01/05     $3,350    $3,350,000
  New Jersey Housing & Mortgage
    Finance Agency RB (Wachovia
    Merlots Trust Receipts) Series
    2000A-2 DN (MBIA Insurance,
    Wachovia Bank N.A. SBPA) (Aaa)
    1.11%(b)                            04/07/04      2,000     2,000,000
  New Jersey State Municipal Trust
    Receipts Series 2002-L42J DN
    (Lehman Brothers, Inc. Liquidity
    Facility) (VMIG-1)
    1.13%(b)                            04/07/04      9,910     9,910,000
  New Jersey State Transportation
    Trust Fund Authority RB Series
    2002R-149 MB (AMBAC
    Insurance, Citibank Liquidity
    Facility) (MIG-1)
    1.20%                               11/18/04      5,495     5,495,000
  New Jersey State Turnpike Authority
    RB Series 2002J DN (MBIA
    Insurance, Lehman Bothers, Inc.
    Liquidity Facility) (VMIG-1)
    1.08%(b)                            04/07/04      4,900     4,900,000
  New Jersey State Turnpike Authority
    RB Series 2003C-1 DN
    (Landesbank Hessen-Thuringen
    Girozentrale LOC) (A-1+, VMIG-1)
    1.02%(b)                            04/07/04      9,500     9,500,000
  Newark GO Series 2003 DN (FSA
    Insurance, Citibank LOC)
    1.05%(b)                            04/07/04      4,205     4,205,000
  Port Authority of New York & New
    Jersey Special Obligation RB
    (Merrill Lynch P-Float Trust
    Receipts) Series 2003 PT-1755 DN
    (MBIA Insurance, Merrill Lynch
    Capital Services SBPA)
    (AAA, F-1+)
    1.12%(b)                            04/07/04      6,000     6,000,000
  Port Authority of New York & New
    Jersey Special Obligation RB
    (Merrill Lynch P-Float Trust
    Receipts) Series 2003 PT-1847
    AMT DN (MBIA Insurance, Merrill
    Lynch Capital Services SBPA)
    1.12%(b)                            04/07/04      3,995     3,995,000
  Red Bank GO Series 2003 BAN
    1.50%                               06/25/04      3,468     3,472,786
  Rockaway Township GO Series 2004
    MB (MBIA Insurance) (AAA, Aaa)
    2.10%                               07/15/04        470       471,483
  Salem County Pollution Control
    Financing Authority PCRB (E.I.
    DuPont de Nemours Project)
    Series 1982A DN (A-1+, P-1)
    1.00%(b)                            04/07/04      9,600     9,600,000
  Somerset County GO Series 1999
    MB (AAA, Aaa)
    5.10%                               09/15/04        250       254,513

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
            NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                      PAR
                                         MATURITY    (000)       VALUE
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
  Trenton GO Series 2004 MB
    (AMBAC Insurance) (AAA, Aaa)
    2.00%                               01/15/05    $  850   $    855,983
  Warren County GO Series 2003B MB
    (AMBAC Insurance) (Aaa)
    3.00%                               11/15/04       195        197,201
  Warren County GO Series 2003D MB
    (AMBAC Insurance) (Aaa)
    3.00%                               11/15/04       220        222,481
  Warren County GO Series 2003E MB
    (AMBAC Insurance) (Aaa)
    3.00%                               11/15/04       185        187,086
                                                             ------------
                                                              156,628,770
                                                             ------------
Puerto Rico - 4.2%
  Commonwealth of Puerto Rico
    Infrastructure Financing Authority
    Special Obligation Bonds
    (ABN-AMRO Munitops Trust
    Certificates) Series 2000A-17 MB
    (ABN-AMRO Bank N.V. SBPA)
    (MIG-1, F-1+)
    1.06%                               09/22/04     3,500      3,500,000
  Commonwealth of Puerto Rico Public
    Improvement GO Series 2002A DN
    (FGIC Insurance, Salomon Smith
    Barney Liquidity Facility) (VMIG-1)
    1.05%(b)                            04/07/04       300        300,000
  Commonwealth of Puerto Rico Public
    Improvement GO Series 2003C
    DN (FSA Insurance, Merrill Lynch
    Capital Services SBPA) (A-1)
    1.01%(b)                            04/07/04     1,000      1,000,000
  Puerto Rico Public Financing
    Corporation RB Series 2004-911
    DN (Morgan Stanley Group
    Liquidity Facility) (AAA, F-1+)
    1.05%(b)                            04/07/04     2,000      2,000,000
                                                             ------------
                                                                6,800,000
                                                             ------------

TOTAL INVESTMENTS IN SECURITIES
  (Cost $163,428,770(a))                             100.4%   163,428,770
LIABILITIES IN EXCESS OF
  OTHER ASSETS                                       ( 0.4)%     (678,672)
                                                     -----    -----------
NET ASSETS (Equivalent to $1.00
  per share based on 86,199,806
  Institutional shares, 63,466,007
  Service shares and 13,060,841
  Investor A shares outstanding)                     100.0%  $162,750,098
                                                     =====   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($86,221,519/86,199,806)                                        $  1.00
                                                                  =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  SERVICE SHARE
  ($63,459,390/63,466,007)                                        $  1.00
                                                                  =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($13,069,189/13,060,841)                                        $  1.00
                                                                  =======

-------------------
(a)  Aggregate cost for Federal tax purposes.
(b) Rates shown are the rates as of March 31, 2004 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)


                                                             PAR
                                             MATURITY       (000)       VALUE
                                          -------------- ---------- -------------
MUNICIPAL BONDS - 103.3%
North Carolina - 91.3%
  Appalachian State University RB
    Series 2003A MB (FGIC
    Insurance) (AAA)
    2.00%                                     05/01/04     $  620    $  620,428
  Charlotte Airport RB Series 1993A
    DN (MBIA Insurance,
    Commerzbank SBPA)
    (A-2, VMIG-1)
    1.19%(b)                                  04/07/04      2,000     2,000,000
  Charlotte Certificates of Participation
    (Convention Facilities Project)
    Series 2003A MB (Aa2, AA+)
    5.00%                                     08/01/04        760       769,877
  Charlotte Certificates of Participation
    (Equipment Acquisition Project)
    Series 2004C MB (Aa1)
    2.00%                                     03/01/05      1,480     1,493,427
  Charlotte Water & Sewer GO Series
    1996 MB (AAA, Aaa)
    5.50%                                     05/01/04      1,000     1,003,728
  Cleveland County Industrial Facilities
    PCRB (Blanchford Rubber Project)
    Series 2003 DN (Bank One N.A.
    LOC)
    1.09%(b)                                  04/07/04      4,000     4,000,000
  Iredell County Certificates of
    Participation (Public Facilities
    Project) Series 2003 MB (AMBAC
    Insurance) (AAA, Aaa)
    2.00%                                     10/01/04        675       677,884
  Lee County Industrial Facilities &
    Pollution Control Financing
    Authority RB (Trion, Inc. Project)
    Series 1995 DN (Wachovia Bank
    N.A. LOC)
    1.11%(b)                                  04/07/04        100       100,000
  Lee County Industrial Facilities &
    Pollution Control Financing
    Authority RB (Var-Arden Corp.
    Project) Series 1999 AMT DN
    (Comerica Bank N.A. LOC)
    1.15%(b)                                  04/07/04      2,700     2,700,000
  Mecklenburg County Public
    Improvement GO Series 2000D
    MB (AAA, Aaa)
    4.75%                                  04/04-04/05      1,880     1,922,563
  Moore County Public Improvement
    GO Series 2003 MB (FGIC
    Insurance) (AAA, Aaa)
    5.00%                                     06/01/04        400       402,505
  New Hanover County GO Series
    2004 MB (AA, Aa2)
    5.00%                                     11/01/04      1,075     1,100,042
  North Carolina Capital Facilities
    Finance Agency RB (Aquarium
    Society Project) Series 2004 DN
    (Bank of America N.A. LOC)
    (AA-, F-1+)
    1.05%(b)                                  04/07/04      2,000     2,000,000
  North Carolina Educational Facilities
    Financing Agency RB (Gaston Day
    School Project) Series 2000 DN
    (Bank of America N.A. LOC) (F-1+)
    1.05%(b)                                  04/07/04        100       100,000


                                                             PAR
                                             MATURITY       (000)       VALUE
                                          -------------- ---------- -------------
MUNICIPAL BONDS (Continued)
North Carolina (Continued)
  North Carolina GO Series 2002D DN
    (Landesbank Baden SBPA)
    (A-1+, VMIG-1)
    1.03%(b)                                  04/07/04     $1,100    $1,100,000
  North Carolina GO Series 2002F DN
    (Wavhovia Bank N.A. LOC)
    (A-1, VMIG-1)
    1.02%(b)                                  04/07/04      1,100     1,100,000
  North Carolina Housing Finance
    Agency RB (Municipal Securities
    Trust Certificates Project) Series
    2002A-9034 AMT DN (Bear
    Stearns SBPA) (A-1)
    1.13%(b)(c)                               04/07/04      8,670     8,670,000
  North Carolina Medical Care
    Commission Health Care Facilities
    RB (Lutheran Services for the
    Aging Project) Series 1998 DN
    (Branch Banking & Trust Co. LOC)
    (A-1)
    1.02%(b)                                  04/07/04        100       100,000
  North Carolina Medical Care
    Commission Hospital RB
    (Aces-Pooled Equipment Financing
    Project) Series 1985 DN (MBIA
    Insurance, KBC Bank SBPA)
    (A-1+, VMIG-1)
    0.96%(b)                                  04/07/04        200       200,000
  North Carolina Medical Care
    Commission Hospital RB (Angel
    Medical Center, Inc. Project) Series
    1997 DN (Wachovia Bank N.A.
    LOC) (A-1)
    1.01%(b)                                  04/07/04        600       600,000
  North Carolina Medical Care
    Commission Hospital RB (Baptist
    Hospital Project) Series 1996 DN
    (Wachovia Bank N.A. LOC)
    (A-1+, VMIG-1)
    1.05%(b)                                  04/07/04        200       200,000
  North Carolina Medical Care
    Commission Hospital RB (Lincoln
    Health System Project) Series
    1996A DN (Bank of America N.A.
    LOC) (A-1, VMIG-1)
    1.05%(b)                                  04/07/04        700       700,000
  North Carolina Medical Care
    Commission Hospital RB (Lutheran
    Retirement Project) Series 1999
    DN (Bank of America N.A. LOC)
    (F-1+)
    1.05%(b)                                  04/07/04        100       100,000
  North Carolina Medical Care
    Commission Hospital RB
    (McDowell Hospital, Inc. Project)
    Series 1999 DN (Wachovia Bank
    N.A. SBPA) (A-1)
    1.01%(b)                                  04/07/04        900       900,000
  North Carolina Medical Care
    Commission Hospital RB (Moses
    H. Cone Memorial Hospital Project)
    Series 1998 DN (Wachovia Bank
    N.A. LOC) (A-1)
    1.02%(b)                                  04/07/04        200       200,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
          NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
North Carolina (Continued)
  North Carolina Medical Care
    Commission Hospital RB (Moses
    H. Cone Memorial Hospital Project)
    Series 2001A DN (Chase
    Manhattan Bank LOC) (A-1+)
    1.00%(b)                            04/07/04     $2,100    $ 2,100,000
  North Carolina Medical Care
    Commission Hospital RB (Park
    Ridge Hospital Project) Series
    1988 DN (Nationsbank LOC)
    (A-1+)
    1.02%(b)                            04/07/04      1,425      1,425,000
  North Carolina Medical Care
    Commission Retirement Facilities
    RB (Aldersgate Project) Series
    2001 DN (Branch Banking & Trust
    Co. LOC) (A-1)
    1.13%(b)                            04/07/04      1,200      1,200,000
  North Carolina Medical Care
    Commission Retirement Facilities
    RB (Brookwood Project) Series
    2001C DN (Branch Banking &
    Trust Co. LOC) (A-1)
    1.13%(b)                            04/07/04        600        600,000
  North Carolina Municipal Power
    Agency RB (Catawba Electric Co.
    Project) Series 2003 DN (MBIA
    Insurance, Bank of New York
    SBPA) (A-1)
    1.06%(b)                            04/07/04      1,700      1,700,000
  North Carolina State Clean Water
    GO Series 1995A MB (AAA, Aa1)
    5.20%                               06/01/04        250        251,669
  Raleigh County Certificates of
    Participation (Downtown
    Improvement Project) Series
    2004A DN (Depfa Bank PLC
    SBPA) (A-1+, VMIG-1)
    1.04%(b)                            04/07/04        600        600,000
  Raleigh County Certificates of
    Participation (Packaging Facilities
    Project) Series 2000A DN (Bank of
    America N.A. SBPA)
    (A-1+, VMIG-1)
    1.05%(b)                            04/07/04      1,200      1,200,000
  Raleigh Durham Airport Authority RB
    Series 2002 AMT DN (FGIC
    Insurance)
    (AAA, Aaa, VMIG-1, F-1+)
    1.03%(b)                            04/07/04        800        800,000
  Raleigh Public Improvement GO
    Series 2004A MB (AAA, Aaa)
    2.00%                               04/01/05        795        802,775
  Rockingham County Industrial
    Facilities & Pollution Control
    Financing Authority RB (Medibeg,
    Inc. Project) Series 1997 AMT DN
    (Wachovia Bank N.A. LOC) (Aa2)
    1.16%(b)                            04/07/04      1,500      1,500,000


                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
North Carolina (Continued)
  Rockingham County Industrial
    Facilities & Pollution Control
    Financing Authority RB
    (Whiteridge, Inc. Project) Series
    1998 AMT DN (Branch Banking &
    Trust Co. LOC)
    1.15%(b)                            04/07/04     $  720    $   720,000
  Sampson County Industrial Facilities
    & Pollution Control Financing
    Authority IDRB (Dubose Strapping,
    Inc. Project) Series 1997 DN
    (Wachovia Bank N.A. LOC) (A-1)
    1.21%(b)                            04/07/04      1,070      1,070,000
  University Hospital Chapel Hill RB
    Series 2001B DN (Landesbank
    Hessen-Thuringen Girozentrale
    LOC) (A-1+, VMIG-1)
    1.10%(b)                            04/07/04        300        300,000
  University North Carolina Ashville RB
    Series 2002A MB (AMBAC
    Insurance) (AAA, Aaa)
    2.50%                               06/01/04        385        385,993
  Wake County Public Improvement
    GO Series 2003B MB (Suntrust
    Bank LOC) (A-1+, MIG-1)
    1.75%                               04/01/04      2,500      2,500,000
  Winston-Salem Certificates of
    Participation (Risk Acceptance
    Management Corp. Project) Series
    1988 DN (National Westminster
    Bank LOC) (A-1+)
    1.03%(b)                            04/07/04        550        550,000
  Winston-Salem GO Series 1990 DN
    (Wachovia Bank N.A. LOC)
    (A-1+, VMIG-1)
    1.05%(b)                            04/07/04        420        420,000
                                                               -----------
                                                                50,885,891
                                                               -----------
Puerto Rico - 12.0%
  Commonwealth of Puerto Rico Public
    Improvement GO (Merrill Lynch
    P-Float Trust Receipts) Series
    2001 PA-931 DN (XLCA Insurance,
    Merrill Lynch Capital Services
    SBPA) (A-1)
    1.02%(b)                            04/07/04        500        500,000
  Commonwealth of Puerto Rico Public
    Improvement GO Series 2003 MB
    (Merrill Lynch Capital Services
    Liquidity Facility) (A-1, AA+)
    1.30%                               11/18/04      1,760      1,760,000
  Commonwealth of Puerto Rico Public
    Improvement GO Series 2003
    TRAN (Morgan Stanley Group
    Liquidity Facility) (SP-1+, MIG-1)
    2.00%                               07/30/04      2,000      2,006,718

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
          NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                  PAR
                                     MATURITY    (000)       VALUE
                                    ---------- --------- -------------
MUNICIPAL BONDS (Continued)
Puerto Rico (Continued)
  Puerto Rico Public Financing
    Corporation RB Series 2004-911
    DN (Morgan Stanley Group
    Liquidity Facility) (AAA, F-1+)
    1.05%(b)                        04/07/04   $2,400     $2,400,000
                                                          ----------
                                                           6,666,718
                                                          ----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $57,552,609(a))                       103.3%      57,552,609
LIABILITIES IN EXCESS OF
  OTHER ASSETS                                ( 3.3)%     (1,821,754)
                                              -----       ----------
NET ASSETS (Equivalent to $1.00
  per share based on 55,272,459
  Institutional shares, 146,090
  Service shares and 322,219
  Investor A shares outstanding)              100.0%     $55,730,855
                                              =====      ===========
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($55,262,440/55,272,459)                                   $  1.00
                                                             =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($146,260/146,090)                                         $  1.00
                                                             =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($322,155/322,219)                                         $  1.00
                                                             =======

-------------------

(a)  Aggregate cost for Federal tax purposes.
(b) Rates shown are the rates as of March 31, 2004 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of March 31, 2004, the fund held 15.6% of its net assets, with a current market value of $8,670,000, in securities restricted as to resale.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                     OHIO MUNICIPAL MONEY MARKET PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)


                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS - 100.4%
Ohio - 100.4%
  American Municipal Power
    Incorporated Electric System
    Improvement RB (Amherst City
    Project) Series 2003 BAN
    1.25%                                12/02/04     $  620    $  620,000
  American Municipal Power
    Incorporated Electric System
    Improvement RB (City of
    Columbus Project) Series 2003
    BAN
    1.10%                                07/15/04      1,025     1,025,000
  American Municipal Power
    Incorporated Electric System
    Improvement RB (Village of
    Montpelier Project) Series 2003
    BAN
    1.10%                                07/08/04      1,950     1,950,000
  American Municipal Power
    Incorporated RB (City of Bryan
    Project) Series 2003 BAN
    1.20%                                08/20/04      2,500     2,500,000
  American Municipal Power
    Incorporated RB (City of Oberlin
    Project) Series 2003 BAN
    1.30%                                12/09/04        565       565,000
  American Municipal Power
    Incorporated RB (Gorsuch Station
    Improvement Project) Series
    2003A RAN
    1.10%                                04/01/04      1,000     1,000,000
  American Municipal Power
    Incorporated RB (Gorsuch Station
    Improvement Project) Series
    2004A MB
    1.15%                                04/01/05        525       525,000
  American Municipal Power
    Incorporated RB (Milan Village
    Project) Series 2004 BAN
    1.40%                                01/13/05        651       651,250
  American Municipal Power
    Incorporated RB Series 2003 BAN
    1.20%                                11/04/04      1,000     1,000,000
  Ashtabula County IDRB (Brighton
    Manor, Inc. Project) Series 1986
    AMT DN (KeyBank N.A. LOC)
    1.21%(b)                             04/07/04      2,500     2,500,000
  Avon GO Series 2003-2 BAN
    1.25%                                04/15/04        670       670,076
  Avon GO Series 2004 BAN
    1.35%                                04/14/05        340       340,840
  Bedford Heights GO Series 2003-2
    BAN
    1.30%                                04/15/04        800       800,106
  Belmont County Water Supply
    Improvement GO Series 2003-2
    BAN
    1.43%                                10/07/04      1,000     1,001,428
  Brooklyn IDRB (Dylon Industries, Inc.
    Project) Series 1999 AMT DN
    (KeyBank N.A. LOC)
    1.20%(b)                             04/07/04        910       910,000
  Champaign County IDRB (Allied
    Signal, Inc. Project) Series 1998
    DN (A-1)
    1.34%(b)                             04/07/04      1,000     1,000,000


                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Cleveland Airport System RB Series
    1997A AMT MB (FSA Insurance)
    (AAA, Aaa)
    5.50%                                01/01/05     $2,250    $2,323,873
  Cuyahoga County Civic Facility RB
    (Orion Services, Inc. Project)
    Series 2001 DN (Bank One N.A.
    LOC)
    1.17%(b)                             04/07/04      3,200     3,200,000
  Cuyahoga County Economic
    Development RB (Berea Children's
    Home Project) Series 2000 DN
    (Huntington National Bank LOC)
    (VMIG-1)
    1.12%(b)                             04/07/04      2,690     2,690,000
  Cuyahoga County IDRB (Actron
    Manufacturing Project) Series 1998
    AMT DN (National City Bank N.A.
    LOC)
    1.21%(b)                             04/07/04        450       450,000
  Cuyahoga County IDRB (Great
    Lakes Brewing Co. Project) Series
    2001 AMT DN (Huntington National
    Bank LOC)
    1.22%(b)                             04/07/04      1,340     1,340,000
  Cuyahoga County IDRB (Marine
    Mechanical Corp. Project) Series
    2000 AMT DN (Charter One Bank
    LOC)
    1.31%(b)                             04/07/04      3,155     3,155,000
  Dayton-Montgomery County Port
    Authority RB Series 2003 BAN
    1.85%                                05/14/04        500       500,377
  Delaware County Economic
    Development RB (The Columbus
    Zoological Park Associates, Inc.
    Project) Series 2003 DN
    (Huntington National Bank LOC)
    1.15%(b)                             04/07/04      4,190     4,190,000
  Delaware County IDRB (Air Waves,
    Inc. Project) Series 1995 DN
    (KeyBank N.A. LOC)
    1.21%(b)                             04/07/04        550       550,000
  East Guernsey Local School District
    School Facilities Construction &
    Improvement GO Series 2003 BAN
    1.50%                                05/05/04        655       655,617
  Erie County IDRB (Brighton Manor
    Co. Project) Series 1986 AMT DN
    (KeyBank N.A. LOC)
    1.21%(b)                             04/07/04      4,200     4,200,000
  Fairfield County GO Series 2003
    BAN
    1.62%                                06/10/04        600       600,613
    1.65%                                12/16/04        648       649,900
  Franklin County Healthcare Facilities
    RB (Heritage Day Health Centers
    Project) Series 2002 DN
    (Huntington National Bank LOC)
    1.15%(b)                             04/01/04        700       700,000
  Fulton County IDRB (Haas Door Co.
    & Nofziger Doors International, Inc.
    Project) Series 1999 AMT DN
    (National City Bank N.A. LOC)
    1.21%(b)                             04/07/04      1,530     1,530,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
               OHIO MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Galion GO Series 2003 BAN
    1.62%                               06/03/04     $1,000    $1,000,722
  Geauga County RB (Thistle Lane
    Project) Series 2000 AMT DN
    (Huntington National Bank LOC)
    1.22%(b)                            04/07/04      2,400     2,400,000
  Greene County GO Series 2003 BAN
    (MIG-1)
    1.30%                               08/20/04        680       680,594
  Greene County IDRB (AFC Stamping
    & Production, Inc., Barsplice
    Products Project) Series 1995 AMT
    DN (National City Bank N.A. LOC)
    1.21%(b)                            04/07/04        390       390,000
  Greene County Sewer System
    Certificates of Indebtedness GO
    Series 2003 MB
    1.42%                               08/20/04        750       750,774
  Hamilton County Convention
    Facilities Authority RB Series 2004
    MB
    2.00%                               12/01/04        740       744,198
  Hamilton County GO Series 2003
    BAN (MIG-1)
    1.16%                               06/03/04      1,000     1,000,000
  Hamilton County GO Series 2003I
    BAN
    1.36%                               11/10/04      2,300     2,303,593
  Lorain County IDRB (Ohio
    Metallurgical Services Project)
    Series 2001 AMT DN (First Merit
    Bank N.A. LOC)
    1.33%(b)                            04/07/04      2,310     2,310,000
  Mahoning County IDRB (M & J
    Development Ltd. Project) Series
    2002 AMT DN (KeyBank N.A.
    LOC)
    1.20%(b)                            04/07/04      2,720     2,720,000
  Mahoning County IDRB (Serra Land
    Project) Series 1997 AMT DN
    (KeyBank N.A. LOC)
    1.21%(b)                            04/07/04      1,405     1,405,000
  Mahoning County RB (Youngstown
    Iron & Metal, Inc. Project) Series
    1997 AMT DN (National City Bank
    N.A. LOC)
    1.21%(b)                            04/07/04        840       840,000
  Marysville City Sewer Authority GO
    Series 2003 BAN
    1.41%                               11/10/04      1,000     1,001,559
  Marysville Vehicle & Equipment GO
    Series 2004 MB
    1.47%                               03/09/05        720       721,993
  Middletown School District GO Series
    2003 BAN
    1.75%                               06/10/04      2,000     2,002,280
  Montgomery County Healthcare
    Facilities RB Series 2002 DN
    (Bank One N.A. LOC)
    1.17%(b)                            04/07/04      2,600     2,600,000
  Napoleon GO Series 2003 BAN
    1.50%                               07/29/04      2,340     2,342,948


                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  North Canton Water System
    Improvement GO Series 2004 MB
    1.45%                               02/16/05     $1,600    $1,603,462
  North Royalton GO Series 2004 BAN
    1.35%                               01/20/05      1,000     1,001,587
  Oakwood GO Series 2004 BAN
    1.25%                               03/17/05      1,200     1,201,927
  Ohio Air Quality Development
    Authority RB (JMG Funding Ltd.
    Partnership Project) Series 1994B
    AMT DN (Westdeutsche
    Landesbank Gironzentrale LOC)
    (A-1+, VMIG-1)
    1.10%(b)                            04/07/04        150       150,000
  Ohio Higher Educational Facility
    Community RB Series 2000C DN
    (Fifth Third Bank N.A. LOC)
    1.12%(b)                            04/07/04        640       640,000
  Ohio Housing Finance Agency
    Mortgage RB Series 2001 AMT DN
    (Bank of America N.A. LOC)
    (VMIG-1)
    1.14%(b)                            04/07/04      1,920     1,920,000
  Ohio Housing Finance Agency
    Multi-Family Housing RB (Lincoln
    Park Association Project) Series
    1985 MB (Bank One N.A. LOC)
    (MIG-1)
    1.40%                               05/03/04        605       605,000
  Ohio Housing Finance Agency RB
    (Wachovia Merlots Trust Receipts)
    Series 2001A-78 DN (Wachovia
    Bank N.A. LOC) (VMIG-1)
    1.15%(b)                            04/07/04      2,660     2,660,000
  Ohio Housing Finance Authority RB
    Series 2000AA DN (Government
    National Mortgage Association
    Guaranty) (VMIG-1)
    1.15%(b)                            04/07/04        100       100,000
  Ohio IDRB (Ashley Ward, Inc.
    Project) Series 1997 AMT DN (Fifth
    Third Bank N.A. LOC)
    1.16%(b)                            04/07/04        910       910,000
  Ohio PCRB (Ross Incineration
    Project) Series 2000-1 AMT DN
    (Bank One N.A. LOC)
    1.24%(b)                            04/07/04      2,760     2,760,000
  Ohio State Higher Education Facility
    RB Series 1999 DN (Fifth Third
    Bank N.A. LOC)
    1.12%(b)                            04/07/04        285       285,000
  Ohio State Solid Waste Facilities RB
    (Pel Technologies LLC Project)
    Series 2002 AMT DN (KeyBank
    N.A. LOC) (VMIG-1)
    1.10%(b)                            04/07/04      2,600     2,600,000
  Olmsted Falls GO Series 2003 BAN
    1.45%                               10/21/04      1,070     1,071,462
  Painesville IDRB (Core System LLC
    Project) Series 2000 AMT DN
    (National City Bank N.A. LOC)
    1.21%(b)                            04/07/04        745       745,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
               OHIO MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Portage County IDRB (Action Super
    Abrasive Project) Series 1996 AMT
    DN (National City Bank N.A. LOC)
    1.17%(b)                            04/07/04     $  870    $  870,000
  Portage County IDRB (Bauer/Hibbard
    Properties Ltd. Project) Series
    1998 DN (National City Bank N.A.
    LOC)
    1.21%(b)                            04/07/04        600       600,000
  Sandusky County IDRB (Brighton
    Manor Co. Project) Series 1986
    AMT DN (Bank One N.A. LOC)
    (VMIG-1)
    1.21%(b)                            04/07/04      2,800     2,800,000
  Springboro GO Series 2003 BAN
    1.75%                               05/27/04      1,650     1,651,422
  St. Marys GO Series 2003 BAN
    1.50%                               09/16/04        675       675,611
  Stark County GO Series 2003 BAN
    1.40%                               04/22/04      1,310     1,310,185
  Stark County IDRB (Thakar
    Properties LLC Project) Series
    2002 AMT DN (National City Bank
    N.A. LOC)
    1.16%(b)                            04/07/04      2,500     2,500,000
  Strongsville IDRB (Web Plastics Co.
    Project) Series 1997 DN (National
    City Bank N.A. LOC)
    1.21%(b)                            04/07/04        655       655,000
  Summit County IDRB (Austin Printing
    Co., Inc. Project) Series 1994 AMT
    DN (Bank One N.A. LOC)
    1.21%(b)                            04/07/04        160       160,000
  Summit County IDRB (Flutes LLC
    Project) Series 2002 AMT DN
    (Marshall & Ilsley LOC)
    1.16%(b)                            04/07/04      2,945     2,945,000
  Summit County IDRB (Jendrisak
    Properties Project) Series 2001
    AMT DN (First Merit Bank N.A.
    LOC)
    1.33%(b)                            04/07/04      2,350     2,350,000
  Summit County IDRB (JRB. Co., Inc.
    Project) Series 1997 DN (National
    City Bank N.A. LOC)
    1.16%(b)                            04/07/04      2,415     2,415,000
  Summit County IDRB (KB Compost
    Services, Inc. Project) Series 2001
    AMT DN (KeyBank N.A. LOC)
    1.20%(b)                            04/07/04      2,200     2,200,000
  Summit County IDRB (Sigma
    Properties Project) Series 2000A
    AMT DN (National City Bank N.A.
    LOC)
    1.21%(b)                            04/07/04      1,395     1,395,000
  Summit County IDRB (Waltco Truck
    Equipment Project) Series 1988
    AMT MB (Skandinaviska Enskilda
    LOC)
    2.05%                               07/15/04        450       450,000

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Summit County Port Authority RB
    (Meadow Lane Building LLC
    Project) Series 2003A AMT DN
    (KeyBank N.A. LOC)
    1.20%(b)                            04/07/04     $2,500    $2,500,000
  Tipp County GO Series 2003 BAN
    1.25%                               05/06/04        950       950,063
  Toledo Multi-Family Housing RB
    (Cherrywood Apartments Project)
    Series 2001 AMT DN (KeyBank
    N.A. LOC)
    1.20%(b)                            04/07/04      2,905     2,905,000
  Trumbull County IDRB (ATD Corp.
    Project) Series 1995 AMT DN
    (Society National Bank LOC)
    1.21%(b)                            04/07/04      1,850     1,850,000
  Trumbull County IDRB Series 2000B
    AMT DN (Bank One N.A. LOC)
    1.29%(b)                            04/07/04        445       445,000
  Union County GO Series 2003
    Memorial Hospital Improvement
    Notes
    1.75%                               04/15/04      1,725     1,725,358
  University of Toledo RB (Societe
    Generale Trust Receipts) Series
    2001 SGA-125 DN (FGIC
    Insurance) (A-1+)
    1.09%(b)                            04/07/04        100       100,000
  Wapakoneta GO Series 2004 BAN
    1.50%                               02/17/05        850       851,845
  Western Reserve Housing
    Development Corporation
    Economic RB (Trumbull
    Metropolitan Housing Project)
    Series 2003 DN (KeyBank N.A.
    LOC)
    1.16%(b)                            04/07/04      2,400     2,400,000
  Wood County Economic
    Development RB (Hammill
    Manufacturing Co. Project) Series
    2000 AMT DN (Sky Bank LOC)
    2.01%(b)                            04/07/04      1,805     1,805,000
  Wood County Economic
    Development RB (Precision
    Aggregate II Project) Series 1996
    AMT DN (Mid American National
    Banking & Trust LOC)
    2.01%(b)                            04/07/04      1,945     1,945,000
  Wood County Economic
    Development RB (Sun Seed
    Holding Co., Inc. Project) Series
    2001A AMT DN (Sky Bank
    Financial LOC)
    2.01%(b)                            04/07/04      1,990     1,990,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
               OHIO MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                   PAR
                                       MATURITY   (000)       VALUE
                                      ---------- ------- --------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Wood County Economic
    Development RB (Toledo Electrical
    Joint Apprenticeship & Training
    Fund Project) Series 2000 DN (Sky
    Bank Financial LOC)
    2.01%(b)                          04/07/04   $330     $    330,000
                                                          ------------
                                                           130,035,663
                                                          ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $130,035,663(a))                      100.4%       130,035,663

LIABILITIES IN EXCESS OF
  OTHER ASSETS                                ( 0.4)%         (528,399)
                                              -----        -----------
NET ASSETS (Equivalent to $1.00
  per share based on 86,198,017
  Institutional shares, 18,843,556
  Service shares and 24,492,888
  Investor A shares outstanding)              100.0%      $129,507,264
                                              =====       ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($86,183,016/86,198,017)                                     $  1.00
                                                               =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($18,840,990/18,843,556)                                     $  1.00
                                                               =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($24,483,258/24,492,888)                                     $  1.00
                                                               =======

-------------------
(a)  Aggregate cost for Federal tax purposes.
(b) Rates shown are the rates as of March 31, 2004 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)


                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS - 99.8%
Pennsylvania - 97.8%
  Abington School District GO Series
    1999 MB (FSA Insurance)
    (AAA, Aaa)
    5.00%                                09/15/04     $1,500    $1,526,836
  Albert Gallatin Area School District
    GO Series 1995 MB (MBIA
    Insurance) (AAA, Aaa)
    6.30%                                09/01/04      1,000     1,021,847
  Allegheny County IDRB
    (Commonwealth Development
    Parkway Project) Series 1994A DN
    (National City Bank N.A. LOC)
    (Aa3)
    1.06%(b)                             04/07/04      3,500     3,500,000
  Allegheny County IDRB (UPMC
    Health System Project) Series
    2002C DN (Comerica Bank N.A.
    LOC) (A-1)
    1.10%(b)                             04/07/04      1,900     1,900,000
  Berks County IDRB (Backman Co.
    Project) Series 1994 AMT DN (M &
    T Bank Corp. LOC) (P-1)
    1.27%(b)                             04/07/04      1,800     1,800,000
  Berks County IDRB (Beacon
    Container Corp. Project) Series
    1997A AMT DN (Wachovia Bank
    N.A. LOC) (P-1)
    1.20%(b)                             04/07/04      1,165     1,165,000
  Berks County IDRB (Tray Pak Co.
    Project) RB Series 2001A AMT DN
    (Wachovia Bank N.A. LOC)
    1.21%(b)                             04/07/04      3,705     3,705,000
  Berks County Municipal Authority RB
    Series 1994 MB (FGIC Insurance)
    (AAA, Aaa)
    7.10%                                05/15/04      1,330     1,339,649
  Berks County Vocational Technical
    School Authority RB Series 1998
    MB (MBIA Insurance) (Aaa)
    3.90%                                06/01/04        810       813,845
  Blair County IDRB Series 2003 AMT
    DN (Fulton Bank LOC)
    (A-1, VMIG-1)
    1.20%(b)                             04/07/04      2,325     2,325,000
  Bucks County IDRB (LTL Color
    Compounders Project) Series
    1999B DN (Wachovia Bank N.A.
    LOC)
    1.21%(b)                             04/07/04      2,285     2,285,000
  Carbon County GO Series 2004 MB
    (MBIA Insurance)
    2.00%                                12/15/04        735       739,318
  Chester County Health & Education
    Facilities Retirement Community
    RB (Kendal Crosslands Community
    Projects) Series 2003 DN (Allied
    Irish Bank PLC LOC) (A-1)
    1.05%(b)                             04/01/04      2,000     2,000,000
  Chester County IDRB (RV Industrial,
    Inc. Project) Series 2001AMT DN
    (M & T Bank Corp. LOC) (A-1)
    1.17%(b)                             04/07/04      4,400     4,400,000


                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Chester County Industrial
    Development Authority Student
    Housing RB (University Student
    Housing Limited Project) Series
    2003 DN (VMIG-1)
    1.10%(b)                             04/07/04     $5,500    $5,500,000
  Crawford County IDRB Series 2000
    AMT DN (National City Bank N.A.
    LOC)
    1.21%(b)                             04/07/04      1,285     1,285,000
  Cumberland County IDRB (Lane
    Enterprises, Inc. Project) Series
    1994 AMT DN (Wachovia Bank
    N.A. LOC) (P-1)
    1.15%(b)                             04/07/04        110       110,000
  Cumberland County IDRB (Lawrence
    Schiff Silk Co. Project) Series 1998
    AMT DN (Wachovia Bank N.A.
    LOC)
    1.20%(b)                             04/07/04      1,210     1,210,000
  Cumberland County Municipal
    Authority RB (Messiah Village
    Project) Series 2002 DN (Citizens
    Bank of Pennsylvania LOC)
    1.05%(b)                             04/07/04        500       500,000
  Cumberland County Municipal
    Authority Retirement Community
    RB (Wesley Affiliated Services
    Project) Series 2002C DN (Lloyds
    Bank LOC) (A-1+)
    1.02%(b)                             04/07/04        700       700,000
  Delaware Valley Regional Finance
    Authority Local Government RB
    Series 1985B DN (A-2, VMIG-1)
    1.04%(b)                             04/07/04        700       700,000
  Donegal School District GO Series
    2003A MB (MBIA Insurance)
    2.00%                                04/01/04        470       470,000
  Duquesne School District GO Series
    1999 MB (AMBAC Insurance)
    (AAA, Aaa)
    5.00%                                10/01/04        500       509,812
  East Hempfield Township IDRB
    (Herley Industrial, Inc. Project)
    Series 2001 AMT DN (M & T Bank
    Corp. LOC) (A-1)
    1.17%(b)                             04/07/04      2,805     2,805,000
  East Pennsboro Area School District
    GO Series 1999 MB (FSA
    Insurance) (AAA, Aaa)
    5.55%                                08/15/04        325       330,394
  East Vincent Municipal Authority RB
    Series 1999 MB (FSA Insurance)
    (AAA, Aaa)
    5.00%                                07/01/04        900       908,758
  Erie County IDRB (American Turned
    Products Project) Series 1997 AMT
    DN (KeyBank N.A. LOC)
    1.21%(b)                             04/07/04      1,490     1,490,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
           PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Erie County IDRB (Reed
    Manufacturing Project) Series 1997
    AMT DN (National City Bank N.A.
    LOC)
    1.16%(b)                            04/07/04     $  600    $  600,000
  Fayette County IDRB (Dynamic
    Material Corp. Project) Series 1998
    AMT DN (KeyBank N.A. LOC)
    1.21%(b)                            04/07/04      3,405     3,405,000
  Franklin County IDRB
    (Chambersburg Hospital Project)
    Series 2000 DN (AMBAC
    Insurance, Wachovia Bank N.A.
    SBPA) (A-1+)
    1.12%(b)                            04/07/04      2,160     2,160,000
  Franklin County IDRB (Menno Haven
    Project) Series 2001 DN (National
    Westminster Bank LOC) (A-1)
    1.12%(b)                            04/07/04      1,885     1,885,000
  Franklin County IDRB (Precast
    System Project) Series 2001A AMT
    DN (M & T Bank Corp. LOC)
    (A-2, P-1, F-1)
    1.17%(b)                            04/07/04      1,830     1,830,000
  Glendale School Distict GO Series
    2003 MB (FSA Insurance) (AAA)
    2.00%                               04/15/04        240       240,077
  Greenville Area School District GO
    Series 2003A MB (FSA Insurance)
    (AAA)
    2.00%                               08/15/04        260       260,912
  Harrisburg Parking Authority RB
    Series 2003 MB (AMBAC
    Insurance) (AAA)
    1.50%                               08/01/04        735       736,092
  Haverford Township School District
    GO Series 1994B MB (FGIC
    Insurance) (AAA, Aaa)
    6.25%                               06/01/04      2,300     2,319,953
  Hempfield Area School District GO
    Series 2001A MB (FSA Insurance)
    3.75%                               09/15/04        550       556,810
  Holidaysburg Area School District GO
    Series 1994 MB (AMBAC
    Insurance) (AAA, Aaa)
    6.05%                               06/01/04        240       242,044
  Horizon Hospital System Authority
    Health & Housing Facility RB (St.
    Paul Homes Project) Series 2002
    DN (M & T Bank Corp. LOC)
    1.17%(b)                            04/07/04      7,455     7,455,000
  Indiana County IDRB (Conemaugh
    Project) Series 1997A AMT DN
    (Union Bank of Switzerland LOC)
    (VMIG-1)
    1.15%(b)                            04/07/04      2,500     2,500,000
  Lackawanna County IDRB (Herff
    Jones, Inc. Project) Series 2001
    AMT DN (National City Bank N.A.
    LOC)
    1.16%(b)                            04/07/04      2,800     2,800,000
  Lancaster County Hospital Authority
    RB (Health Center Luthercare
    Project) Series 1999 DN (M & T
    Bank Corp. LOC) (A-1)
    1.12%(b)                            04/07/04      5,185     5,185,000

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Lancaster County Hospital Authority
    RB (Lancaster General Hospital
    Project) Series 2002 DN (Fulton
    Bank LOC) (VMIG-1)
    1.17%(b)                            04/07/04     $4,000    $4,000,000
  Lancaster County Hospital Authority
    RB (Landis Homes Retirement
    Community Project) Series 2002
    DN (M & T Bank Corp. LOC)
    1.12%(b)                            04/07/04      4,715     4,715,000
  Lancaster County Hospital Authority
    RB (Willow Valley Retirement
    Project) Series 2002A DN (National
    Westminster Bank LOC) (A-1)
    1.12%(b)                            04/07/04      5,000     5,000,000
  Lancaster County IDRB (Clean Creek
    Partners Project) Series 2000 AMT
    DN (M & T Bank Corp. LOC) (A-1)
    1.17%(b)                            04/07/04      5,635     5,635,000
  Lancaster County IDRB (D&P Skibo
    LLC Project) Series 2001 AMT DN
    (Wachovia Bank N.A. LOC)
    1.21%(b)                            04/07/04      1,915     1,915,000
  Lancaster County IDRB (John F.
    Martin & Sons Project) Series 2001
    AMT DN (Fulton Bank LOC) (A-2)
    1.25%(b)                            04/07/04        800       800,000
  Lancaster County IDRB (Oakfront LP
    Project) Series 2001 AMT DN (M &
    T Bank Corp. LOC) (A-2, P-1, F-1)
    1.17%(b)                            04/07/04      2,455     2,455,000
  Lancaster County IDRB Series 1998
    AMT DN (Bank One N.A. LOC)
    1.27%(b)                            04/07/04      2,000     2,000,000
  Lancaster School District GO Series
    2003 MB (FGIC Insurance)
    2.00%                               02/15/05        500       504,101
  Lawrence County IDRB (L&N
    Metallurgical Products Project)
    Series 1996 AMT DN (Banque
    Nationale de Paribas LOC)
    1.31%(b)                            04/07/04      4,305     4,305,000
  Lawrence County IDRB (Villa Maria
    Project) Series 2003 DN (VMIG-1)
    1.05%(b)                            04/07/04      2,655     2,655,000
  Lebanon County Health Facility RB
    Series 2000 DN (Northern Trust
    LOC) (A-1+)
    1.07%(b)                            04/07/04        680       680,000
  Lebanon County Health Facility RB
    Series 2002 DN (Fleet National
    Bank SPBA, Radian Insurance)
    (A-1)
    1.12%(b)                            04/07/04      5,400     5,400,000
  Lower Dauphin School District GO
    Series 2003 MB (Aaa)
    2.00%                               09/01/04        485       486,905
  Lycoming County IDRB (Brodart Co.
    Project) Series 1998A AMT DN
    (Wachovia Bank N.A. LOC)
    1.20%(b)                            04/07/04      1,905     1,905,000
  Lycoming County IDRB (Brodart Co.
    Project) Series 1998C AMT DN
    (Wachovia Bank N.A. LOC)
    1.20%(b)                            04/07/04      1,000     1,000,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
           PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                      PAR
                                        MATURITY     (000)       VALUE
                                       ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Manheim Central School District GO
    Series 1994 MB (FGIC Insurance)
    (AAA, Aaa)
    5.40%                              05/15/04    $   650    $   653,498
  Marple Township GO Series 2004
    MB (AMBAC Insurance) (Aaa)
    2.25%                              12/15/04        275        277,304
  Mercer County Industrial Authority
    Economic Development RB (Solar
    Atmospheres Western
    Pennsylvania Project) Series 2001
    DN
    1.05%(b)                           04/07/04      3,020      3,020,000
  Montgomery County GO Series 2004
    TECP (A-1, P-1)
    0.98%                              04/06/04      3,600      3,600,000
  Montgomery County Higher
    Education & Health Authority RB
    (Pennsylvania Higher Education &
    Health Loan Project) Series 1996A
    DN (M & T Bank Corp. LOC) (A-2)
    1.12%(b)                           04/07/04      3,105      3,105,000
  Montgomery County IDRB (Apple
    Fresh Foods Ltd. Project) Series
    1996 AMT DN (Wachovia Bank
    N.A. LOC) (VMIG-1)
    1.25%(b)                           04/07/04        740        740,000
  Montgomery County IDRB (H.P.
    Cadwallander, Inc. Project) Series
    1995 AMT DN (Wachovia Bank
    N.A. LOC) (VMIG-1)
    1.20%(b)                           04/07/04        235        235,000
  Montgomery County IDRB (Laneko
    Engineering Co. Project) Series
    1999A AMT DN (Wachovia Bank
    N.A. LOC) (VMIG-1)
    1.16%(b)                           04/07/04      1,730      1,730,000
  Mount Pleasant Area School District
    GO Series 2004 MB (FGIC
    Insurance) (AAA)
    2.00%                              05/15/04      1,000      1,001,151
  Muhlenberg School District GO
    Series 2003A MB (FSA Insurance)
    (Aaa)
    1.00%                              09/01/04        350        349,926
  New Garden General Municipal
    Authority RB Series 1999 DN
    (AMBAC Insurance, Bank of Nova
    Scotia LOC) (A-1)
    1.05%(b)                           04/07/04      5,900      5,900,000
  New Hope Solebury School District
    GO Series 1996 MB (AA-, Aa2)
    5.00%                              08/15/04        500        507,287
  North Pocono School District GO
    Series 2003-8 MB (ABN-AMRO
    Bank N.V. SBPA, FGIC Insurance)
    1.16%                              09/22/04      9,995      9,995,000
  Northampton County IDRB (Accu
    Machining Center, Inc. Project)
    Series 1998B AMT DN (Wachovia
    Bank N.A. LOC)
    1.20%(b)                           04/07/04      1,515      1,515,000


                                                      PAR
                                        MATURITY     (000)       VALUE
                                       ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Northampton County IDRB (Accu
    Machining Center, Inc. Project)
    Series 1998C AMT DN (Wachovia
    Bank N.A. LOC)
    1.20%(b)                           04/07/04    $   310    $   310,000
  Northampton County IDRB
    (Bethlehem Contracting Project)
    Series 2001A AMT DN (M & T
    Bank Corp. LOC) (A-2, P-1, F-2)
    1.17%(b)                           04/07/04      3,900      3,900,000
  Northampton County IDRB (Trent
    Family Partnership Project) Series
    2002 AMT DN (Wachovia Bank
    N.A. LOC)
    1.21%(b)                           04/07/04      2,150      2,150,000
  Northern Tioga School District GO
    Series 1999 MB (FGIC Insurance)
    4.40%                              09/15/04        555        563,388
  Northern York County School District
    GO Series 1999 MB (FSA
    Insurance) (AAA, Aaa)
    4.85%                              05/15/04        200        200,877
    5.15%                              05/15/04        880        884,292
    5.25%                              05/15/04        500        502,512
  Norwin School District GO Series
    2001-12 MB (MBIA Insurance,
    ABN-AMRO Bank N.V. SBPA)
    (MIG-1)
    1.12%                              06/16/04     12,500     12,500,000
  Penn Trafford School District GO
    Series 1994 MB (MBIA Insurance)
    (AAA, Aaa)
    5.90%                              05/01/04        300        301,175
  Pennsylvania Economic Development
    Financing Authority RB
    (Homewood Retirement Project)
    Series 1992E DN (M & T Bank
    Corp. LOC) (VMIG-1)
    1.07%(b)                           04/07/04      5,075      5,075,000
  Pennsylvania Economic Development
    Financing Authority RB (Material
    Technology Project) Series 2000D
    AMT DN (Wachovia Bank N.A.
    LOC)
    1.16%(b)                           04/07/04      1,000      1,000,000
  Pennsylvania Economic Development
    Financing Authority RB (Reliant
    Energy Seward Project) Series
    2003A AMT DN
    1.08%(b)                           04/07/04      1,600      1,600,000
  Pennsylvania Economic Development
    Financing Authority RB (Wengers
    Feed Mill, Inc. Project) Series
    1999B-1 AMT DN (Wachovia Bank
    N.A. LOC)
    1.16%(b)                           04/07/04      1,300      1,300,000
  Pennsylvania Economic Development
    Financing Authority RB Series
    1999D AMT DN (Wachovia Bank
    N.A. LOC)
    1.21%(b)                           04/07/04      2,100      2,100,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
           PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Pennsylvania Higher Educational
    Assistance Agency RB (Capital
    Acquistion Project) Series 2001
    MB (MBIA Insurance) (AA-, Aa2)
    5.00%                                12/15/04     $  320    $  328,761
  Pennsylvania Higher Educational
    Assistance Agency Student Loan
    RB Series 1988A AMT DN
    (Student Loan Marketing
    Association Guaranty)
    (A-1, VMIG-1)
    1.03%(b)                             04/07/04      2,800     2,800,000
  Pennsylvania Higher Educational
    Assistance Agency Student Loan
    RB Series 1997A AMT DN (Mellon
    Bank LOC) (A-1+, VMIG-1)
    1.09%(b)                             04/07/04      8,000     8,000,000
  Pennsylvania Higher Educational
    Assistance Agency Student Loan
    RB Series 2001A AMT DN
    (AMBAC Insurance)
    (A-1+, VMIG-1)
    1.09%(b)                             04/07/04      1,000     1,000,000
  Pennsylvania Higher Educational
    Assistance Agency Student Loan
    RB Series 2001B AMT DN
    (VMIG-1)
    1.10%(b)                             04/07/04      9,600     9,600,000
  Pennsylvania Higher Educational
    Facilities Authority Hospital RB
    (Merrill Lynch P-Float Trust
    Receipts) Series 2003 PT-802 DN
    (Merrill Lynch & Co. Guaranty)
    (A-1)
    1.12%(b)                             04/07/04        920       920,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Association
    of Independent Colleges &
    Universities Project) Series
    2004M-1 DN (Commerce Bank
    N.A. LOC)
    1.11%(b)                             04/07/04      2,000     2,000,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Association
    of Independent Colleges &
    Universities Project) Series
    2004M-3 MB (A-1)
    1.10%                                11/01/04      2,000     2,000,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Holy Family
    University Project) Series 2004 DN
    (VMIG-1)
    1.05%(b)                             04/07/04      7,465     7,465,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Lycoming
    College Project) Series 2003 MB
    (Allied Irish Bank PLC Liquidity
    Facility) (MIG-1)
    1.11%                                11/01/04      5,500     5,500,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Mount
    Aloysuis College Project) Series
    2003 DN (A-1)
    1.06%(b)                             04/07/04      2,500     2,500,000


                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Pennsylvania Higher Educational
    Facilities Authority RB (Mount
    Aloysuis College Project) Series
    2003 MB (M & T Bank Corp. LOC)
    (MIG-1)
    1.11%                                11/01/04     $1,300    $1,300,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Trustees
    University of Pennsylvania) Series
    2002A MB (AA, A1)
    5.00%                                07/01/04        500       504,904
  Pennsylvania Higher Educational
    Facilities Authority RB Series
    1997O MB (AMBAC Insurance)
    (Aaa)
    5.00%                                06/15/04      1,000     1,008,136
  Pennsylvania Higher Educational
    Facilities Authority RB Series 1998
    DN (VMIG-1)
    1.09%(b)                             04/07/04      3,000     3,000,000
  Pennsylvania Higher Educational
    Facilities Authority RB Series
    2002A DN (Commerce Bank N.A.
    LOC) (VMIG-1)
    1.05%(b)                             04/07/04        625       625,000
  Pennsylvania Higher Educational
    Facilities Authority RB Series
    2002B DN (Commerce Bank N.A.
    LOC) (VMIG-1)
    1.05%(b)                             04/07/04        400       400,000
  Pennsylvania State GO First Series
    1994 MB
    5.38%                                05/01/04      1,000     1,018,570
  Pennsylvania State GO Second
    Series 1994 MB (MBIA Insurance)
    (AAA, Aaa)
    5.20%                                06/15/04        100       100,831
  Pennsylvania State GO Second
    Series 2001 MB (AA, Aa2)
    5.00%                                09/15/04      1,750     1,781,310
  Pennsylvania State GO Second
    Series 2002 MB (AA, Aa2)
    4.00%                                10/01/04        200       202,862
  Pennsylvania State GO Second
    Series 2003 DN (Wachovia Bank
    N.A. LOC) (VMIG-1)
    1.10%(b)                             04/07/04      1,500     1,500,000
  Pennsylvania State GO Series 1992
    MB (AA, Aa2)
    5.80%                                07/01/04        800       809,410
  Pennsylvania State Turnpike
    Community Oil Franchise Tax RB
    Series 1994A MB (Kredietbank
    LOC) (AAA, Aaa)
    5.50%                                12/01/04        250       262,571
  Perkiomen Valley School District GO
    Series 2003 TRAN
    1.50%                                06/30/04      2,000     2,001,948

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
           PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Philadelphia Authority for Industrial
    Development Airport RB Series
    1998P-1 AMT DN (FGIC
    Insurance, Bank of America N.A.
    SBPA) (A-1C+)
    1.17%(b)                             04/07/04    $ 5,000    $ 5,000,000
  Philadelphia Authority for Industrial
    Development Health Care Facility
    RB (Greater Philadelphia Health
    System) Series 2003 DN
    (Commerce Bank N.A. Liquidity
    Facility)
    1.05%(b)                             04/07/04      5,165      5,165,000
  Philadelphia Authority for Industrial
    Development RB (Gift Of Life
    Donor Program Project) Series
    2003 DN (A-1, VMIG-1, P-1)
    1.05%(b)                             04/01/04      7,400      7,400,000
  Philadelphia Authority for Industrial
    Development RB (Universal
    Community Homes Project) Series
    2003 DN
    1.11%(b)                             04/07/04      3,000      3,000,000
  Philadelphia GO Series 1995 MB
    (MBIA Insurance) (AAA, Aaa)
    6.00%                                05/15/04        250        251,469
  Philadelphia GO Series 2003 TRAN
    2.00%                                06/30/04     40,000     40,098,718
  Philadelphia Hospital & Higher
    Education Facilities Authority RB
    (Philadelphia Protestant Home
    Project) Series 2004 DN (Fleet
    National Bank LOC) (VMIG-1)
    1.00%(b)                             04/07/04      4,450      4,450,000
  Philadelphia IDA Municipal Securities
    Trust Certificates RB Series
    2001-9022 DN (FSA Insurance,
    Bear Stearns SBPA) (A-1)
    1.10%(b)(c)                          04/07/04      9,990      9,990,000
  Philadelphia IDRB (30th Street
    Station Project) Series 1987 AMT
    DN (MBIA Insurance, Bank of New
    York SBPA) (A-1+, VMIG-1)
    1.10%(b)                             04/07/04     14,900     14,900,000
  Philadelphia Water & Waste Water
    RB Series 1995 MB (MBIA
    Insurance) (AAA, Aaa)
    6.75%                                08/01/04        750        764,176
  Reading Regional Airport Authority
    RB Series 1998A AMT DN
    (Wachovia Bank N.A. LOC)
    1.20%(b)                             04/07/04      1,500      1,500,000
  Sayre Health Care Facilities Authority
    RB (VHA Capital Financing
    Project) Series 1985B DN (AMBAC
    Insurance) (A-1)
    1.02%(b)                             04/07/04      2,000      2,000,000
  Scranton Lackawanna Health &
    Welfare Authority RB (Wachovia
    Merlots Trust Receipts) Series
    2002A-18 DN (Wachovia Bank
    N.A. LOC) (VMIG-1)
    1.10%(b)                             04/07/04      2,900      2,900,000
  Selingsgrove Area School District GO
    Series 2003 MB (FSA Insurance)
    (AAA)
    1.30%                                04/01/04        425        425,000


                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Southcentral General Authority RB
    (Homewood Hanover Project)
    Series 2003 DN
    1.12%(b)                             04/07/04    $18,500    $18,500,000
  Southcentral General Authority RB
    (York Cerebral Palsy Home
    Project) Series 2000 DN (Fulton
    Bank LOC) (A-1)
    1.17%(b)                             04/07/04      3,800      3,800,000
  Southcentral General Authority RB
    Series 2003 DN (AMBAC
    Insurance) (A-1)
    1.07%(b)                             04/07/04      5,000      5,000,000
  State College Area School District
    GO Series 2004 MB (Aaa)
    2.00%                                09/01/04        415        416,422
  State Public School Building Authority
    College RB (Allegheny County
    Community College Project) Series
    2003 MB (FGIC Insurance) (Aaa)
    2.00%                                07/15/04        560        561,594
  State Public School Building Authority
    RB (Philadelphia School District
    Project) Series 2003-24 DN
    (VMIG-1)
    1.08%(b)                             04/07/04      5,145      5,145,000
  State Public School Building Authority
    RB (Wachovia Merlots Trust
    Receipts) Series 2004A-1 MB
    (FSA Insurance, Wachovia Bank
    N.A. LOC) (MIG-1)
    1.20%                                02/04/05      7,000      7,000,000
  Union County Hospital Authority RB
    (Evangelical Community Hospital
    Project) Series 2001 AMT MB
    (Fleet National Bank SPBA,
    Radian Insurance) (A-1)
    1.22%                                02/01/05      7,500      7,500,000
  Union County IDRB (Playworld
    Systems, Inc. Project) Series 1999
    AMT DN (Wachovia Bank N.A.
    LOC)
    1.20%(b)                             04/07/04      1,000      1,000,000
  Union County IDRB (Stabler Cos.,
    Inc. Project) Series 2001 AMT DN
    (M & T Bank Corp. LOC) (A-1)
    1.17%(b)                             04/07/04      8,045      8,045,000
  University of Pittsburgh of The
    Commonwealth System of Higher
    Education GO Series 2003 TRAN
    (SP-1, MIG-1)
    2.00%                                12/03/04     10,000     10,059,816
  Upper Dauphin IDRB (United Church
    Christ Homes Project) Series 2001
    DN (First Tennessee Bank LOC)
    (A-1)
    1.12%(b)                             04/07/04      2,500      2,500,000
  Upper Merion General Authority
    Lease RB Series 2003 DN
    (Commerce Bank N.A. LOC)
    1.05%(b)                             04/07/04      5,890      5,890,000
  Upper St. Clair Township GO Series
    2002 MB (FSA Insurance,
    ABN-AMRO Bank N.V. SBPA)
    (AAA, MIG-1, F-1+)
    1.11%                                06/18/04      9,650      9,650,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
           PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                       PAR
                                         MATURITY     (000)        VALUE
                                        ---------- ---------- --------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Venango TECP Series 2003 MB
    (Dexia Bank LOC) (A-1, P-1)
    1.05%                               04/08/04    $35,950    $ 35,950,000
  Washington County GO Series 2004
    TRAN
    2.00%                               12/30/04      1,000       1,006,054
  Western Berks Water Authority RB
    Series 2003 MB (MBIA Insurance)
    (Aaa)
    2.00%                               04/01/04        555         555,000
  Westmoreland County IDRB
    (Industrial Development
    McCutcheon Enterprise Project)
    Series 1999 AMT DN (National City
    Bank N.A. LOC)
    1.16%(b)                            04/07/04      2,110       2,110,000
  Wilson School District GO Series
    2003 MB (FSA Insurance)
    2.00%                               05/15/04        200         200,226
  York County GO Series 2004 TRAN
    1.75%                               07/30/04      4,000       4,009,164
  York County Hospital Authority RB
    (Homewood Retirement Centers of
    The United Church of Christ, Inc.
    Project) Series 1990 DN (M & T
    Bank Corp. LOC) (VMIG-1)
    1.07%(b)                            04/07/04      5,400       5,400,000
  York County IDA Economic
    Development RB (Fypon Limited
    Project) Series 2000 AMT DN (M &
    T Bank Corp. LOC)
    1.22%(b)                            04/07/04      2,700       2,700,000
  York County IDRB (Allied-Signal, Inc.
    Project) Series 1993 DN (FGIC
    Insurance) (A-1)
    1.20%(b)                            04/07/04      1,000       1,000,000
  York County IDRB (Interstate
    Holdings Co. Project) Series 2003
    AMT DN (Wachovia Bank N.A.
    Liquidity Facility)
    1.21%(b)                            04/07/04      1,375       1,375,000
  York County IDRB (York Sheet Metal,
    Inc. Project) Series 1998 DN
    (Wachovia Bank N.A. LOC)
    1.20%(b)                            04/07/04      2,790       2,790,000
  York County IDRB Series 2000 AMT
    DN (M & T Bank Corp. LOC) (A-2)
    1.17%(b)                            04/07/04      2,820       2,820,000
  York General Authority RB (Strand
    Capitol Performing Arts Center
    Project) Series 2002 DN (M & T
    Bank Corp. LOC) (A-2)
    1.12%(b)                            04/07/04      3,900       3,900,000
                                                               ------------
                                                                489,045,705
                                                               ------------
Puerto Rico - 2.0%
  Commonwealth of Puerto Rico
    Highway & Transportation Authority
    RB (Merrill Lynch P-Float Trust
    Receipts) Series 2002 PT-1052 DN
    (Merrill Lynch Capital Services
    Liquidity Facility) (A-1)
    1.05%(b)                            04/07/04      6,200       6,200,000


                                                       PAR
                                         MATURITY     (000)        VALUE
                                        ---------- ---------- --------------
MUNICIPAL BONDS (Continued)
Puerto Rico (Continued)
  Commonwealth of Puerto Rico
    Infrastructure Financing Authority
    Special Obligation Bonds Series
    2000A-17 MB (ABN-AMRO Bank
    N.V. SBPA) (MIG-1, F-1+)
    1.06%                               09/22/04    $ 2,000    $  2,000,000
  Commonwealth of Puerto Rico Public
    Improvement GO Series 2003 MB
    (Merrill Lynch Capital Services
    Liquidity Facility) (A-1, AA+)
    1.30%                               11/18/04      2,000       2,000,000
                                                                -----------
                                                                 10,200,000
                                                                -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $499,245,705(a))                               99.8%    499,245,705
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                           0.2%      1,146,962
                                                      -----     -----------
NET ASSETS (Equivalent to
$1.00 per
  share based on
430,179,434
  Institutional shares,
36,015,232
  Service shares and
34,110,094
  Investor A shares outstanding)                      100.0%   $500,392,667
                                                      =====    ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($430,265,379/430,179,434)                                        $  1.00
                                                                    =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($36,012,114/36,015,232)                                          $  1.00
                                                                    =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($34,115,174/34,110,094)                                          $  1.00
                                                                    =======

-------------------
(a)  Aggregate cost for Federal tax purposes.
(b) Rates shown are the rates as of March 31, 2004 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of March 31, 2004, the fund held 2.0% of its net assets, with a current market value of $9,990,000, in securities restricted as to resale.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                   VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)

                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- ------------
MUNICIPAL BONDS - 99.3%
Virginia - 87.5%
  Alexandria IDRB (Young Men's
    Christian Association of Billings
    Project) Series 1998 DN (M & T
    Bank Corp. LOC) (A-1)
    1.17%(b)                              04/07/04     $  500    $  500,000
  Chesapeake Bay Bridge & Tunnel
    Commonwealth District RB
    (Wachovia Merlots Trust Receipts)
    Series 2003 DN (MBIA Insurance,
    Wachovia Bank N.A. Liquidity
    Facility) (VMIG-1)
    1.10%(b)                              04/07/04        500       500,000
  Commonwealth of Virginia
    Transportation Authority RB
    (Citibank Eagle Trust Receipts)
    Series 1999 DN (Citibank Liquidity
    Facility) (A-1+)
    1.08%(b)                              04/07/04        500       500,000
  Fairfax County Economic
    Development Authority RB Series
    2003 ROCS-RR-II-R-4024 DN
    (Citigroup Liquidity Facility)
    (VMIG-1)
    1.08%(b)                              04/07/04        500       500,000
  Fairfax County IDRB (Fairfax
    Hospital System Project) Series
    1988B DN (Inova Health System
    LOC) (A-1+, VMIG-1)
    0.95%(b)                              04/07/04        300       300,000
  Harrisonburg Redevelopment &
    Housing Authority Lease Purchase
    RB Series 2001A DN (Societe
    Generale LOC) (A-1+)
    1.05%(b)                              04/07/04        450       450,000
  Loudoun County Educational
    Facilities IDRB (Hill School Project)
    Series 2002 DN (Suntrust Bank
    LOC) (AA-, A-1+)
    1.05%(b)                              04/07/04        500       500,000
  Loudoun County IDA Residential
    Care Facilities RB (Falcons
    Landing Project) Series 1998 DN
    (VMIG-1)
    1.04%(b)                              04/07/04        500       500,000
  Loudoun County Public Improvement
    GO Series 2002A MB (AA+, Aa1)
    5.00%                                 05/01/04        280       280,909
  Louisa County IDRB (Pooled
    Financing Project) Series 1995 DN
    (Bank of America N.A. LOC) (A-1)
    1.05%(b)                              04/07/04        100       100,000
  Lynchburg Public Improvement GO
    Series 2003B MB (AA, Aa3)
    2.00%                                 02/01/05        600       604,849
  Prince William County GO (Vepco
    Project) Series 2004 TECP
    (A-1, MIG-1)
    1.10%                                 08/13/04        700       700,000
  Richmond Public Improvement GO
    Series 2002A MB (FSA Insurance)
    (AAA, Aaa)
    4.00%                                 07/15/04        690       695,960
  Virginia Beach Development Authority
    IDRB (Ocean Ranch Motel Corp.
    Project) Series 1998 DN (Branch
    Banking & Trust Co. LOC)
    1.05%(b)                              04/07/04        500       500,000


                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- ------------
MUNICIPAL BONDS (Continued)
Virginia (Continued)
  Virginia Beach Development Authority
    Multi-Family Housing RB Series
    1999-1146 DN (Merrill Lynch
    Capital Services SBPA)
    1.08%(b)                              04/07/04     $  250    $  250,000
  Virginia Commonwealth
    Transportation Board
    Transportation RB Series
    2002-1013 DN (Salomon Smith
    Barney Liquidity Facility) (A-1+)
    1.08%(b)                              04/07/04        500       500,000
  Virginia Public School Authority
    School Educational Technology
    Notes RB Series 2003 MB
    (AA1, Aa+)
    1.75%                                 04/15/04      1,000     1,000,255
  Virginia Public School Authority
    School Financing Bonds RB Series
    2003D MB (AA+, Aa1)
    2.50%                                 08/01/04        500       502,383
                                                                 ----------
                                                                  8,884,356
                                                                 ----------
Puerto Rico - 11.8%
  Commonwealth of Puerto Rico
    Infrastructure Financing Authority
    Special Obligation Bonds Series
    2000A-17 MB (ABN-AMRO Bank
    N.V. SBPA) (MIG-1, F-1+)
    1.06%                                 09/22/04        500       500,000
  Commonwealth of Puerto Rico Public
    Improvement GO Series 2003 MB
    (Merrill Lynch Capital Services
    Liquidity Facility) (A-1, AA+)
    1.30%                                 11/18/04        300       300,000
  Puerto Rico Public Financing
    Corporation RB Series 2004-911
    DN (Morgan Stanley Group
    Liquidity Facility) (AAA, F-1+)
    1.05%(b)                              04/07/04        400       400,000
                                                                 ----------
                                                                  1,200,000
                                                                 ----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $10,084,356(a))                                 99.3%    10,084,356
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                            0.7%        66,508
                                                       -----     ----------
NET ASSETS (Equivalent to
  $1.00 per share based on 10,151,13
  Institutional shares outstanding)                    100.0%   $10,150,864
                                                       =====    ===========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($10,150,864/10,151,132)                                         $   1.00
                                                                    =======

-------------------
(a)  Aggregate cost for Federal tax purposes.
(b) Rates shown are the rates as of March 31, 2004 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                         Key to Investment Abbreviations

            AMBAC ....... American Municipal Bond Assurance Corp.
            AMT ......................... Alternative Minimum Tax
            BAN .......................... Bond Anticipation Note
            DN ..................................... Demand Notes
            FGIC ........... Financial Guaranty Insurance Company
            FSA .................... Financial Security Assurance
            GO ............................... General Obligation
            IDA ................ Industrial Development Authority
            IDRB ............ Industrial Development Revenue Bond
            LOC ................................ Letter of Credit
            MB ................................... Municipal Bond
            MBIA ........... Municipal Bond Insurance Association
            PCRB ................. Pollution Control Revenue Bond
            RAN ....................... Revenue Anticipation Note
            RB ..................................... Revenue Bond
            SBPA ............... Stand-by Bond Purchase Agreement
            TAN .......................... Tax Anticipation Notes
            TECP .................... Tax-Exempt Commercial Paper
            TRAN .............. Tax and Revenue Anticipation Note
            XLCA ........................... XL Capital Assurance
            ZCM ....................... Zurich Capital Management

The ratings provided by Moody's Investors Service, Inc. and Standard & Poor's Ratings Service of the investments in the various Portfolios are believed to be the most recent ratings available at March 31, 2004.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                BLACKROCK FUNDS

                            STATEMENTS OF OPERATIONS


FOR THE PERIOD ENDED MARCH 31, 2004 (UNAUDITED)

                                                                        U.S. TREASURY       MUNICIPAL
                                                      MONEY MARKET       MONEY MARKET      MONEY MARKET
                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                    ----------------   ---------------   ---------------
Investment income:
 Interest .......................................     $ 16,718,066       $ 3,310,442       $ 3,561,914
                                                      ------------       -----------       -----------
Expenses:
 Investment advisory fee ........................        5,887,571         1,422,039         1,490,013
 Administration fee .............................        1,008,901           262,007           273,336
 Administration fee - class specific ............        1,251,188           300,208           314,559
 Custodian fee ..................................          133,985            43,234            51,795
 Transfer agent fee .............................           48,632             8,980             8,302
 Transfer agent fee - class specific ............          450,816            85,102           105,405
 Shareholder servicing fees - class specific.....        1,025,749           229,978           256,159
 Shareholder processing fees - class
  specific ......................................          739,441           205,648           181,597
 Distribution fees - class specific .............          326,701            24,330            74,563
 Legal and audit ................................           96,610            24,113            27,745
 Printing .......................................          239,441            50,568            53,700
 Registration fees and expenses .................           41,622            17,490            20,353
 Trustees' fees .................................           37,800             8,013             8,566
 Other ..........................................           55,068            23,494            20,317
                                                      ------------       -----------       -----------
  Total expenses ................................       11,343,525         2,705,204         2,886,410
   Less investment advisory and
    administration fees waived ..................       (3,050,512)         (933,887)         (962,642)
   Less administration fees waived -
    class specific ..............................          (78,069)           (8,931)                -
   Less transfer agent fee waived - class
    specific ....................................           (2,254)                -                 -
   Less distribution fees waived - class
    specific ....................................         (280,094)          (24,330)          (74,563)
   Less shareholder servicing fees
    waived - class specific .....................          (15,536)                -          (177,934)
   Less shareholder processing fees
    waived - class specific .....................           (9,321)                -            (5,084)
   Less expenses reimbursed by advisor...........                -                 -                 -
                                                      ------------       -----------       -----------
  Net expenses ..................................        7,907,739         1,738,056         1,666,187
                                                      ------------       -----------       -----------
Net investment income ...........................        8,810,327         1,572,386         1,895,727
                                                      ------------       -----------       -----------
Net realized gain (loss) on investments .........           67,698             8,597            89,746
                                                      ------------       -----------       -----------
Net increase in net assets resulting
 from operations ................................     $  8,878,025       $ 1,580,983       $ 1,985,473
                                                      ============       ===========       ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

  NEW JERSEY      NORTH CAROLINA        OHIO         PENNSYLVANIA     VIRGINIA
   MUNICIPAL        MUNICIPAL         MUNICIPAL        MUNICIPAL     MUNICIPAL
 MONEY MARKET      MONEY MARKET     MONEY MARKET     MONEY MARKET   MONEY MARKET
   PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO     PORTFOLIO
--------------   ---------------   --------------   --------------  -------------

  $  850,254       $  602,282        $  805,675      $ 2,763,541      $ 97,312
  ----------       ----------        ----------      -----------      --------

     359,109          243,585           300,553        1,128,764        40,701
      67,832           46,010            56,771          212,999         7,688
      75,812           51,423            63,454          238,295         8,592
      13,573           10,429            12,411           36,423         5,089
       2,729            3,810             3,807            9,755         1,719
      21,944           14,711            20,843           66,777         2,243
      67,324              591            43,887           79,914           968

      59,606              419            30,742           60,823           968
       7,718              171            13,144           19,091             -
       9,737            9,866            10,220           19,799         6,288
      12,892           13,183            11,072           40,130         1,423
       6,330            5,890             4,612            7,404         6,591
       1,983            1,957             1,691            6,037           754
       6,356            6,372             4,443           15,553         1,608
  ----------       ----------        ----------      -----------      --------
     712,945          408,417           577,650        1,941,764        84,632

    (265,653)        (244,788)         (226,007)        (715,550)      (49,059)

           -                -                 -                -            (2)

           -                -                 -                -             -

      (7,718)            (171)          (13,144)         (19,091)            -

           -                -                 -                -          (968)

     (11,576)            (256)                -          (28,637)         (323)
           -                -                 -                -        (6,501)
  ----------       ----------        ----------      -----------      --------
     427,998          163,202           338,499        1,178,486        27,779
  ----------       ----------        ----------      -----------      --------
     422,256          439,080           467,176        1,585,055        69,533
  ----------       ----------        ----------      -----------      --------
      36,064           (9,008)                -          117,343           584
  ----------       ----------        ----------      -----------      --------

  $  458,320       $  430,072        $  467,176      $ 1,702,398      $ 70,117
  ==========       ==========        ==========      ===========      ========

                                BLACKROCK FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                U.S.TREASURY                     MUNICIPAL
                                          MONEY MARKET PORTFOLIO           MONEY MARKET PORTFOLIO         MONEY MARKET PORTFOLIO
                                      --------------------------------  -----------------------------  -----------------------------
                                          FOR THE                          FOR THE                        FOR THE
                                            SIX                              SIX                            SIX
                                           MONTHS          FOR THE          MONTHS         FOR THE         MONTHS        FOR THE
                                           ENDED             YEAR           ENDED            YEAR          ENDED           YEAR
                                          3/31/04           ENDED          3/31/04          ENDED         3/31/04         ENDED
                                        (UNAUDITED)        9/30/03       (UNAUDITED)       9/30/03      (UNAUDITED)      9/30/03
                                      ---------------  ---------------  -------------  --------------  -------------  --------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........   $     8,810,327  $    31,056,775  $   1,572,386  $    6,369,710  $   1,895,727  $   5,774,749
  Net realized gain (loss) on
   investments ....................            67,698           12,679          8,597             378         89,746          9,734
                                      ---------------  ---------------  -------------  --------------  -------------  -------------
  Net increase in net assets
   resulting from operations ......         8,878,025       31,069,454      1,580,983       6,370,088      1,985,473      5,784,483
                                      ---------------  ---------------  -------------  --------------  -------------  -------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class .............        (7,085,290)     (23,276,050)    (1,145,636)     (4,527,100)    (1,392,645)    (3,984,565)
  Service Class ...................          (932,445)      (4,035,277)      (384,303)     (1,579,280)      (171,866)      (651,980)
  Hilliard Lyons Class ............          (187,336)        (840,699)             -               -       (319,415)    (1,103,413)
  Investor A Class ................          (600,396)      (2,866,013)       (42,447)       (263,330)       (11,801)       (34,791)
  Investor B Class ................            (4,328)         (28,994)             -               -              -              -
  Investor C Class ................              (532)          (9,742)             -               -              -              -
                                      ---------------  ---------------  -------------  --------------  -------------  -------------
  Total distributions from net
   investment income ..............        (8,810,327)     (31,056,775)    (1,572,386)     (6,369,710)    (1,895,727)    (5,774,749)
                                      ---------------  ---------------  -------------  --------------  -------------  -------------
Capital share transactions ........      (194,733,877)    (689,744,955)   (82,792,528)   (181,023,763)   (45,825,813)    (8,863,150)
                                      ---------------  ---------------  -------------  --------------  -------------  -------------
  Total increase (decrease) in
  net assets ......................      (194,666,179)    (689,732,276)   (82,783,931)   (181,023,385)   (45,736,067)    (8,853,416)
Net assets:
  Beginning of period .............     3,053,696,226    3,743,428,502    679,460,247     860,483,632    678,705,635    687,559,051
                                      ---------------  ---------------  -------------  --------------  -------------  -------------
  End of period ...................   $ 2,859,030,047  $ 3,053,696,226  $ 596,676,316  $  679,460,247  $ 632,969,568  $ 678,705,635
                                      ===============  ===============  =============  ==============  =============  =============
  End of period undistributed
   net investment income ..........   $        64,239  $        64,239  $      46,591  $       46,591  $           -  $           -


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

       NEW JERSEY MUNICIPAL              NORTH CAROLINA MUNICIPAL                 OHIO MUNICIPAL
      MONEY MARKET PORTFOLIO              MONEY MARKET PORTFOLIO              MONEY MARKET PORTFOLIO
----------------------------------- ----------------------------------- ----------------------------------
                                         FOR THE                             FOR THE
     FOR THE                               SIX                                 SIX
       SIX             FOR THE            MONTHS           FOR THE            MONTHS           FOR THE
      MONTHS             YEAR             ENDED              YEAR             ENDED             YEAR
      ENDED             ENDED            3/31/04            ENDED            3/31/04            ENDED
     3/31/04           9/30/03         (UNAUDITED)         9/30/03         (UNAUDITED)         9/30/03
----------------- ----------------- ----------------- ----------------- ----------------- ----------------
 $     422,256      $   1,284,763    $       439,080    $   1,557,626     $     467,176    $   1,453,594
        36,064                  -             (9,008)               -                 -                -
 -------------      -------------    ---------------    -------------     -------------    -------------

       458,320          1,284,763            430,072        1,557,626           467,176        1,453,594
 =============      =============    ===============    =============     =============    =============

      (272,043)          (823,960)          (437,712)      (1,554,109)         (382,048)      (1,184,600)
      (122,174)          (388,878)              (550)          (1,545)          (38,069)         (93,438)
             -                  -                  -                -                 -                -
       (28,039)           (71,925)              (818)          (1,972)          (47,059)        (175,556)
             -                  -                  -                -                 -                -
             -                  -                  -                -                 -                -
 -------------      -------------    ---------------    -------------     -------------    -------------

      (422,256)        (1,284,763)          (439,080)      (1,557,626)         (467,176)      (1,453,594)
 -------------      -------------    ---------------    -------------     -------------    -------------
     3,350,995         (6,528,126)      (107,289,835)       5,973,563        (4,644,174)     (12,636,827)
 -------------      -------------    ---------------    -------------     -------------    -------------
     3,387,059         (6,528,126)      (107,298,843)       5,973,563        (4,644,174)     (12,636,827)

   159,363,039        165,891,165        163,029,698      157,056,135       134,151,438      146,788,265
 -------------      -------------    ---------------    -------------     -------------    -------------
 $ 162,750,098      $ 159,363,039    $    55,730,855    $ 163,029,698     $ 129,507,264    $ 134,151,438
 =============      =============    ===============    =============     =============    =============

 $           -      $           -    $             -    $           -     $           -    $           -

       PENNSYLVANIA MUNICIPAL              VIRGINIA MUNICIPAL
       MONEY MARKET PORTFOLIO            MONEY MARKET PORTFOLIO
 ---------------------------------- ---------------------------------
      FOR THE                            FOR THE
        SIX                                SIX
       MONTHS           FOR THE          MONTHS           FOR THE
       ENDED             YEAR             ENDED            YEAR
      3/31/04            ENDED           3/31/04           ENDED
    (UNAUDITED)         9/30/03        (UNAUDITED)        9/30/03
------------------ ---------------- ---------------- ----------------
   $   1,585,055    $   4,675,094    $      69,533     $    635,780
         117,343            1,159              584                -
   -------------    -------------    -------------     ------------

       1,702,398        4,676,253           70,117          635,780
   =============    =============    =============     ============

      (1,433,192)      (4,040,379)         (64,975)        (209,774)
         (82,339)        (322,428)          (4,558)        (426,006)
               -                -                -                -
         (69,524)        (312,287)               -                -
               -                -                -                -
               -                -                -                -
   -------------    -------------    -------------     ------------

      (1,585,055)      (4,675,094)         (69,533)        (635,780)
   -------------    -------------    -------------     ------------
       5,972,961      (94,515,945)     (52,823,601)        (977,482)
   -------------    -------------    -------------     ------------
       6,090,304      (94,514,786)     (52,823,017)        (977,482)

     494,302,363      588,817,149       62,973,881       63,951,363
   -------------    -------------    -------------     ------------
   $ 500,392,667    $ 494,302,363    $  10,150,864     $ 62,973,881
   =============    =============    =============     ============

   $           -    $           -    $           -     $          -

                                BLACKROCK FUNDS

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        NET                                            NET
                                       ASSET                      DISTRIBUTIONS       ASSET
                                       VALUE           NET           FROM NET         VALUE
                                     BEGINNING     INVESTMENT       INVESTMENT        END OF
                                     OF PERIOD       INCOME           INCOME          PERIOD
                                    ===========   ============   ===============   ===========
     ----------------------
     Money Market Portfolio
     ----------------------
     Institutional Class
     10/01/03 through 3/31/04 /12/      $1.00         $0.0038        $(0.0038)         $1.00
     9/30/03                             1.00          0.0103         (0.0103)          1.00
     9/30/02                             1.00          0.0186         (0.0186)          1.00
     9/30/01                             1.00          0.0496         (0.0496)          1.00
     9/30/00                             1.00          0.0582         (0.0582)          1.00
     9/30/99                             1.00          0.0478         (0.0478)          1.00
     Service Class
     10/01/03 through 3/31/04 /12/      $1.00         $0.0023        $(0.0023)         $1.00
     9/30/03                             1.00          0.0073         (0.0073)          1.00
     9/30/02                             1.00          0.0156         (0.0156)          1.00
     9/30/01                             1.00          0.0466         (0.0466)          1.00
     9/30/00                             1.00          0.0552         (0.0552)          1.00
     9/30/99                             1.00          0.0448         (0.0448)          1.00
     Hilliard Lyons Class
     10/01/03 through 3/31/04 /12/      $1.00         $0.0014        $(0.0014)         $1.00
     9/30/03                             1.00          0.0056         (0.0056)          1.00
     9/30/02                             1.00          0.0139         (0.0139)          1.00
     9/30/01                             1.00          0.0450         (0.0450)          1.00
     10/18/99 /1/ through 9/30/00        1.00          0.0518         (0.0518)          1.00
     Investor A Class
     10/01/03 through 3/31/04 /12/      $1.00         $0.0014        $(0.0014)         $1.00
     9/30/03                             1.00          0.0056         (0.0056)          1.00
     9/30/02                             1.00          0.0139         (0.0139)          1.00
     9/30/01                             1.00          0.0449         (0.0449)          1.00
     9/30/00                             1.00          0.0539         (0.0539)          1.00
     9/30/99                             1.00          0.0441         (0.0441)          1.00
     Investor B Class
     10/01/03 through 3/31/04 /12/      $1.00         $0.0004        $(0.0004)         $1.00
     9/30/03                             1.00          0.0014         (0.0014)          1.00
     9/30/02                             1.00          0.0079         (0.0079)          1.00
     9/30/01                             1.00          0.0389         (0.0389)          1.00
     9/30/00                             1.00          0.0475         (0.0475)          1.00
     9/30/99                             1.00          0.0371         (0.0371)          1.00
     Investor C Class
     10/01/03 through 3/31/04 /12/      $1.00         $0.0004        $(0.0004)         $1.00
     9/30/03                             1.00          0.0014         (0.0014)          1.00
     9/30/02                             1.00          0.0078         (0.0078)          1.00
     9/30/01                             1.00          0.0389         (0.0389)          1.00
     9/30/00                             1.00          0.0475         (0.0475)          1.00
     9/30/99                             1.00          0.0371         (0.0371)          1.00
     ------------------------------------
     U.S. Treasury Money Market Portfolio
     ------------------------------------
     Institutional Class
     10/01/03 through 3/31/04 /12/      $1.00         $0.0032        $(0.0032)         $1.00
     9/30/03                             1.00          0.0091         (0.0091)          1.00
     9/30/02                             1.00          0.0166         (0.0166)          1.00
     9/30/01                             1.00          0.0464         (0.0464)          1.00
     9/30/00                             1.00          0.0543         (0.0543)          1.00
     9/30/99                             1.00          0.0453         (0.0453)          1.00
     Service Class
     10/01/03 through 3/31/04 /12/      $1.00         $0.0017        $(0.0017)         $1.00
     9/30/03                             1.00          0.0061         (0.0061)          1.00
     9/30/02                             1.00          0.0136         (0.0136)          1.00
     9/30/01                             1.00          0.0435         (0.0435)          1.00
     9/30/00                             1.00          0.0513         (0.0513)          1.00
     9/30/99                             1.00          0.0423         (0.0423)          1.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                                                                     RATIO OF NET
                     NET                                RATIO OF TOTAL                             INVESTMENT INCOME
                   ASSETS            RATIO OF        EXPENSES TO AVERAGE        RATIO OF NET          TO AVERAGE
                   END OF        NET EXPENSES TO          NET ASSETS         INVESTMENT INCOME        NET ASSETS
    TOTAL          PERIOD          AVERAGE NET            (EXCLUDING           TO AVERAGE NET         (EXCLUDING
   RETURN           (000)             ASSETS               WAIVERS)                ASSETS              WAIVERS)
============   ==============   =================   =====================   ===================   ==================
      0.38%     $ 1,874,002           0.42%/2/              0.63%/2/               0.75%/2/             0.54%/2/
      1.04        2,006,202           0.42                  0.62                   1.04                 0.84
      1.87        2,462,579           0.42                  0.61                   1.86                 1.67
      5.08        2,507,649           0.42                  0.60                   4.96                 4.79
      5.98        2,231,404           0.42                  0.60                   5.83                 5.65
      4.89        2,076,083           0.42                  0.61                   4.78                 4.59

      0.23%     $   447,033           0.72%/2/              0.94%/2/               0.45%/2/             0.23%/2/
      0.74          431,854           0.72                  0.94                   0.74                 0.53
      1.57          567,574           0.72                  0.91                   1.60                 1.41
      4.77          853,306           0.72                  0.90                   4.66                 4.49
      5.66          629,769           0.72                  0.90                   5.49                 5.31
      4.58          748,191           0.72                  0.91                   4.48                 4.29

      0.14%     $   130,017           0.87%/2/              1.08%/2/               0.27%/2/            (0.04)%/2/
      0.57          148,277           0.89                  1.10                   0.56                 0.34
      1.40          144,271           0.89                  1.08                   1.40                 1.21
      4.59          163,056           0.89                  1.07                   4.49                 4.31
      5.30          154,279           0.912                 1.09/2/                5.43/2/              5.25/2/

      0.14%     $   398,216           0.85%/2/              1.08%/2/               0.28%/2/            (0.04)%/2/
      0.57          451,676           0.89                  1.11                   0.57                 0.36
      1.39          539,268           0.89                  1.08                   1.38                 1.19
      4.59          531,518           0.89                  1.07                   4.43                 4.25
      5.53          405,740           0.85                  1.03                   5.37                 5.19
      4.50          486,578           0.80                  0.99                   4.40                 4.21

      0.04%     $     8,920           1.09%/2/              1.83%/2/               0.08%/2/            (0.67)%/2/
      0.14           13,490           1.34                  1.86                   0.15                (0.37)
      0.79           21,864           1.49                  1.83/10/               0.77                 0.42/10/
      3.96           15,853           1.49                  1.82/10/               3.64                 3.31/10/
      4.85            6,371           1.49                  1.82/10/               4.84                 4.51/10/
      3.77            5,414           1.49                  1.83/10/               3.71                 3.37/10/

      0.04%     $       842           1.09%/2/              1.83%/2/               0.08%/2/            (0.67)%/2/
      0.14            2,197           1.35                  1.86                   0.15                (0.35)
      0.79            7,873           1.49                  1.83/10/               0.79                 0.45/10/
      3.96            9,429           1.49                  1.82/10/               3.68                 3.35/10/
      4.85            4,134           1.49                  1.82/10/               4.77                 4.44/10/
      3.77            4,268           1.49                  1.83/10/               3.71                 3.37/10/

      0.32%     $   341,722           0.41%/2/              0.71%/2/               0.64%/2/             0.34%/2/
      0.92          379,240           0.41                  0.70                   0.93                 0.64
      1.68          526,344           0.41                  0.68                   1.62                 1.35
      4.74          380,200           0.41                  0.68                   4.61                 4.34
      5.56          317,272           0.41                  0.68                   5.43                 5.16
      4.63          324,879           0.41                  0.68                   4.53                 4.26

      0.17%     $   208,473           0.71%/2/              1.01%/2/               0.34%/2/             0.04%/2/
      0.62          250,314           0.71                  1.00                   0.61                 0.32
      1.37          265,841           0.71                  0.98                   1.39                 1.11
      4.43          398,130           0.71                  0.98                   4.39                 4.12
      5.25          412,321           0.71                  0.98                   5.10                 4.83
      4.31          524,122           0.71                  0.98                   4.23                 3.96

                                BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        NET                                            NET
                                       ASSET                      DISTRIBUTIONS       ASSET
                                       VALUE           NET           FROM NET         VALUE
                                     BEGINNING     INVESTMENT       INVESTMENT        END OF
                                     OF PERIOD       INCOME           INCOME          PERIOD
                                    ===========   ============   ===============   ===========
     Investor A Class
     10/01/03 through 3/31/04 /12/      $1.00         $0.0009        $(0.0009)         $1.00
     9/30/03                             1.00          0.0044         (0.0044)          1.00
     9/30/02                             1.00          0.0119         (0.0119)          1.00
     9/30/01                             1.00          0.0417         (0.0417)          1.00
     9/30/00                             1.00          0.0497         (0.0497)          1.00
     9/30/99                             1.00          0.0412         (0.0412)          1.00
     Investor B Class
     1/10/00 /1/ through 2/7/00         $1.00         $0.0037        $(0.0037)         $1.00
     Investor C Class
     1/22/02 /4/ through 2/6/02         $1.00         $0.0003        $(0.0003)         $1.00
     12/8/98 /1/ through 5/25/99         1.00          0.0138         (0.0138)          1.00
     --------------------------------
     Municipal Money Market Portfolio
     --------------------------------
     Institutional Class
     10/01/03 through 3/31/04 /12/      $1.00         $0.0033        $(0.0033)         $1.00
     9/30/03                             1.00          0.0092         (0.0092)          1.00
     9/30/02                             1.00          0.0142         (0.0142)          1.00
     9/30/01                             1.00          0.0315         (0.0315)          1.00
     9/30/00                             1.00          0.0356         (0.0356)          1.00
     9/30/99                             1.00          0.0281         (0.0281)          1.00
     Service Class
     10/01/03 through 3/31/04 /12/      $1.00         $0.0018        $(0.0018)         $1.00
     9/30/03                             1.00          0.0062         (0.0062)          1.00
     9/30/02                             1.00          0.0112         (0.0112)          1.00
     9/30/01                             1.00          0.0285         (0.0285)          1.00
     9/30/00                             1.00          0.0326         (0.0326)          1.00
     9/30/99                             1.00          0.0252         (0.0252)          1.00
     Hilliard Lyons Class
     10/01/03 through 3/31/04 /12/      $1.00         $0.0022        $(0.0022)         $1.00
     9/30/03                             1.00          0.0070         (0.0070)          1.00
     9/30/02                             1.00          0.0120         (0.0120)          1.00
     9/30/01                             1.00          0.0292         (0.0292)          1.00
     10/26/99 /1/ through 9/30/00        1.00          0.0316         (0.0316)          1.00
     Investor A Class
     10/01/03 through 3/31/04 /12/      $1.00         $0.0017        $(0.0017)         $1.00
     9/30/03                             1.00          0.0048         (0.0048)          1.00
     9/30/02                             1.00          0.0095         (0.0095)          1.00
     9/30/01                             1.00          0.0268         (0.0268)          1.00
     9/30/00                             1.00          0.0309         (0.0309)          1.00
     9/30/99                             1.00          0.0235         (0.0235)          1.00
     Investor C Class
     10/1/98 through 12/18/98           $1.00         $0.0040        $(0.0040)         $1.00
     -------------------------------------------
     New Jersey Municipal Money Market Portfolio
     -------------------------------------------
     Institutional Class
     10/01/03 through 3/31/04 /12/      $1.00         $0.0034        $(0.0034)         $1.00
     9/30/03                             1.00          0.0089         (0.0089)          1.00
     9/30/02                             1.00          0.0134         (0.0134)          1.00
     9/30/01                             1.00          0.0305         (0.0305)          1.00
     9/30/00                             1.00          0.0347         (0.0347)          1.00
     9/30/99                             1.00          0.0279         (0.0279)          1.00
     Service Class
     10/01/03 through 3/31/04 /12/      $1.00         $0.0019        $(0.0019)         $1.00
     9/30/03                             1.00          0.0059         (0.0059)          1.00
     9/30/02                             1.00          0.0104         (0.0104)          1.00
     9/30/01                             1.00          0.0275         (0.0275)          1.00
     9/30/00                             1.00          0.0317         (0.0317)          1.00
     9/30/99                             1.00          0.0249         (0.0249)          1.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                                                                  RATIO OF NET
                   NET                               RATIO OF TOTAL                             INVESTMENT INCOME
                  ASSETS          RATIO OF        EXPENSES TO AVERAGE        RATIO OF NET          TO AVERAGE
                  END OF      NET EXPENSES TO          NET ASSETS         INVESTMENT INCOME        NET ASSETS
    TOTAL         PERIOD        AVERAGE NET            (EXCLUDING           TO AVERAGE NET         (EXCLUDING
   RETURN         (000)            ASSETS               WAIVERS)                ASSETS              WAIVERS)
============   ===========   =================   =====================   ===================   ==================
      0.09%    $  46,481           0.84%/2/              1.24%/2/               0.17%/2/            (0.22)%/2/
      0.44        49,906           0.88                  1.17                   0.47                 0.17
      1.20        68,299           0.88                  1.16                   1.15                 0.87
      4.26        35,178           0.88                  1.15                   4.17                 3.90
      5.09        31,808           0.86                  1.13                   4.91                 4.64
      4.20        45,224           0.82                  1.09                   4.12                 3.85

      0.37%    $       -/5/        1.48%/2/              1.75%/2/               4.70%/2/             4.43%/2/

      0.03%    $       -/9/        1.48%/2/              1.76%/2/               0.72%/2/             0.44%/2/
      1.39             -/3/        1.48/2/               1.75/2/                3.46/2/              3.19/2/

      0.33%    $ 404,961           0.42%/2/              0.71%/2/               0.66%/2/             0.37%/2/
      0.92       437,613           0.42                  0.71                   0.92                 0.64
      1.43       428,743           0.42                  0.70                   1.41                 1.13
      3.19       491,052           0.42                  0.69                   3.11                 2.83
      3.62       314,307           0.42                  0.70                   3.63                 3.35
      2.85       238,281           0.42                  0.70                   2.80                 2.52

      0.18%    $  79,527           0.72%/2/              1.01%/2/               0.37%/2/             0.08%/2/
      0.62        88,769           0.72                  1.01                   0.63                 0.34
      1.12       104,474           0.72                  1.00                   1.13                 0.85
      2.88       138,402           0.72                  0.99                   2.82                 2.54
      3.31       112,807           0.72                  1.00                   3.23                 2.95
      2.54       151,261           0.72                  1.00                   2.50                 2.22

      0.23%    $ 142,313           0.60%/2/              1.24%/2/               0.45%/2/            (0.19)%/2/
      0.70       143,305           0.64                  0.93                   0.70                 0.41
      1.20       147,755           0.64                  0.92                   1.17                 0.89
      2.96       101,506           0.64                  0.94                   2.92                 2.63
      3.21       105,572           0.66/2/               0.94/2/                3.42/2/              3.14/2/

      0.18%    $   6,169           0.71%/2/              1.25%/2/               0.35%/2/            (0.19)%/2/
      0.49         9,019           0.85                  1.18                   0.47                 0.15
      0.95         6,587           0.89                  1.17                   0.96                 0.68
      2.71         9,013           0.89                  1.16                   2.65                 2.37
      3.13         7,396           0.89                  1.17                   3.09                 2.81
      2.37         4,705           0.89                  1.17                   2.33                 2.05

      0.40%    $       -/3/        1.49%/2/              1.77%/2/               1.73%/2/             1.45%/2/

      0.34%    $  86,222           0.39%/2/              0.72%/2/               0.68%/2/             0.35%/2/
      0.89        77,267           0.39                  0.72                   0.89                 0.56
      1.35        86,573           0.39                  0.71                   1.34                 1.02
      3.10        97,007           0.39                  0.70                   3.03                 2.72
      3.52        82,080           0.39                  0.70                   3.45                 3.14
      2.83        79,568           0.39                  0.71                   2.79                 2.47

      0.19%    $  63,459           0.69%/2/              1.02%/2/               0.38%/2/             0.05%/2/
      0.59        64,313           0.69                  1.02                   0.59                 0.26
      1.04        65,074           0.69                  1.01                   1.04                 0.71
      2.79        60,296           0.69                  1.00                   2.75                 2.44
      3.21        55,177           0.69                  1.00                   3.23                 2.92
      2.52        37,120           0.69                  1.01                   2.49                 2.17

                                BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                                 NET
                                      ASSET                DISTRIBUTIONS  ASSET
                                      VALUE        NET        FROM NET    VALUE
                                    BEGINNING  INVESTMENT    INVESTMENT   END OF
                                    OF PERIOD    INCOME        INCOME     PERIOD
                                    =========  ==========  =============  ======
     Investor A Class
     10/01/03 through 3/31/04 /12/     $1.00      $0.0018  $  $(0.0018)    $1.00
     9/30/03                            1.00       0.0045      (0.0045)     1.00
     9/30/02                            1.00       0.0087      (0.0087)     1.00
     9/30/01                            1.00       0.0258      (0.0258)     1.00
     9/30/00                            1.00       0.0292      (0.0292)     1.00
     9/30/99                            1.00       0.0227      (0.0227)     1.00
     Investor B Class
     10/1/99 through 2/8/00            $1.00      $0.0077     $(0.0077)    $1.00
     9/30/99                            1.00       0.0094      (0.0094)     1.00
     -----------------------------------------------
     North Carolina Municipal Money Market Portfolio
     -----------------------------------------------
     Institutional Class
     10/01/03 through 3/31/04 /12/     $1.00      $0.0040     $(0.0040)    $1.00
     9/30/03                            1.00       0.0097      (0.0097)     1.00
     9/30/02                            1.00       0.0134      (0.0134)     1.00
     9/30/01                            1.00       0.0313      (0.0313)     1.00
     9/30/00                            1.00       0.0362      (0.0362)     1.00
     9/30/99                            1.00       0.0288      (0.0288)     1.00
     Service Class
     10/01/03 through 3/31/04 /12/     $1.00      $0.0025     $(0.0025)    $1.00
     9/30/03                            1.00       0.0067      (0.0067)     1.00
     9/30/02                            1.00       0.0104      (0.0104)     1.00
     9/30/01                            1.00       0.0283      (0.0283)     1.00
     9/30/00                            1.00       0.0332      (0.0332)     1.00
     9/30/99                            1.00       0.0258      (0.0258)     1.00
     Investor A Class
     10/01/03 through 3/31/04 /12/     $1.00      $0.0024     $(0.0024)    $1.00
     9/30/03                            1.00       0.0053      (0.0053)     1.00
     9/30/02                            1.00       0.0082      (0.0082)     1.00
     9/30/01                            1.00       0.0266      (0.0266)     1.00
     9/30/00                            1.00       0.0315      (0.0315)     1.00
     9/30/99                            1.00       0.0241      (0.0241)     1.00
     Investor B Class
     10/1/01 through 12/14/01          $1.00      $0.0012     $(0.0012)    $1.00
     9/30/01                            1.00       0.0203      (0.0203)     1.00
     1/12/00 /1/ through 9/30/00        1.00       0.0185      (0.0185)     1.00
     -------------------------------------
     Ohio Municipal Money Market Portfolio
     -------------------------------------
     Institutional Class
     10/01/03 through 3/31/04 /12/     $1.00      $0.0041     $(0.0041)    $1.00
     9/30/03                            1.00       0.0105      (0.0105)     1.00
     9/30/02                            1.00       0.0154      (0.0154)     1.00
     9/30/01                            1.00       0.0331      (0.0331)     1.00
     9/30/00                            1.00       0.0361      (0.0361)     1.00
     9/30/99                            1.00       0.0294      (0.0294)     1.00
     Service Class
     10/01/03 through 3/31/04 /12/     $1.00      $0.0026     $(0.0026)    $1.00
     9/30/03                            1.00       0.0075      (0.0075)     1.00
     9/30/02                            1.00       0.0124      (0.0124)     1.00
     9/30/01                            1.00       0.0301      (0.0301)     1.00
     9/30/00                            1.00       0.0331      (0.0331)     1.00
     9/30/99                            1.00       0.0264      (0.0264)     1.00
     Investor A Class
     10/01/03 through 3/31/04 /12/     $1.00      $0.0018     $(0.0018)    $1.00
     9/30/03                            1.00       0.0058      (0.0058)     1.00
     9/30/02                            1.00       0.0107      (0.0107)     1.00
     9/30/01                            1.00       0.0284      (0.0284)     1.00
     9/30/00                            1.00       0.0313      (0.0313)     1.00
     9/30/99                            1.00       0.0246      (0.0246)     1.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                                                                  RATIO OF NET
                   NET                               RATIO OF TOTAL                             INVESTMENT INCOME
                  ASSETS          RATIO OF        EXPENSES TO AVERAGE        RATIO OF NET          TO AVERAGE
                  END OF      NET EXPENSES TO          NET ASSETS         INVESTMENT INCOME        NET ASSETS
    TOTAL         PERIOD        AVERAGE NET            (EXCLUDING           TO AVERAGE NET         (EXCLUDING
   RETURN         (000)            ASSETS               WAIVERS)                ASSETS              WAIVERS)
============   ===========   =================   =====================   ===================   ==================
      0.18%    $ 13,069            0.67%/2/              1.26%/2/               0.36%/2/            (0.22)%/2/
      0.45       17,783            0.82                  1.19                   0.44                 0.07
      0.87       14,244            0.86                  1.18                   0.87                 0.54
      2.61       16,417            0.86                  1.17                   2.40                 2.09
      2.96        6,421            0.93                  1.24                   2.86                 2.55
      2.30       22,370            0.91                  1.23                   2.27                 1.95

      0.77%    $      -/5/         1.46%/2/              1.77%/2/               2.33%/2/             2.02%/2/
      0.94            -            1.46                  1.78                   1.72                 1.40

      0.40%    $ 55,263            0.30%/2/              0.75%/2/               0.81%/2/             0.36%/2/
      0.97      162,465            0.30                  0.74                   0.96                 0.53
      1.35      156,476            0.30                  0.72                   1.32                 0.90
      3.18      115,139            0.30                  0.70                   3.10                 2.70
      3.68      102,155            0.30                  0.72                   3.62                 3.20
      2.92      178,059            0.30                  0.70                   2.87                 2.47

      0.25%    $    146            0.60%/2/              1.07%/2/               0.50%/2/             0.03%/2/
      0.67          227            0.60                  1.04                   0.63                 0.20
      1.05          205            0.60                  1.02                   1.14                 0.71
      2.87          519            0.60                  1.00                   2.80                 2.40
      3.37          649            0.60                  1.02                   3.20                 2.78
      2.61        1,639            0.60                  1.00                   2.57                 2.17

      0.24%    $    322            0.58%/2/              1.32%/2/               0.48%/2/            (0.25)%/2/
      0.53          338            0.74                  1.21                   0.53                 0.06
      0.88          375            0.77                  1.19                   0.88                 0.46
      2.70          415            0.77                  1.17                   2.52                 2.12
      3.20          358            0.77                  1.19                   3.15                 2.73
      2.44          369            0.77                  1.17                   2.40                 2.00

      0.12%    $      -/7/         1.37%/2/              1.79%/2/               0.60%/2/             0.18%/2/
      2.05            6            1.37                  1.77                   2.02                 1.62
      1.86            6            1.37/2/               1.79/2/                2.61/2/              2.19/2/

      0.41%    $ 86,183            0.39%/2/              0.73%/2/               0.83%/2/             0.49%/2/
      1.06       94,936            0.39                  0.72                   1.05                 0.71
      1.55      104,426            0.39                  0.72                   1.52                 1.19
      3.36       77,620            0.39                  0.71                   3.31                 2.98
      3.67       52,095            0.39                  0.71                   3.60                 3.28
      2.98       49,237            0.39                  0.71                   2.95                 2.63

      0.26%    $ 18,841            0.69%/2/              1.02%/2/               0.52%/2/             0.18%/2/
      0.75       13,061            0.69                  1.03                   0.75                 0.41
      1.25       11,511            0.69                  1.02                   1.19                 0.87
      3.05       12,667            0.69                  1.01                   2.95                 2.63
      3.36       10,284            0.69                  1.01                   3.29                 2.97
      2.67       11,284            0.69                  1.01                   2.65                 2.33

      0.18%    $ 24,483            0.82%/2/              1.26%/2/               0.36%/2/            (0.08)%/2/
      0.58       26,154            0.86                  1.19                   0.59                 0.25
      1.07       30,851            0.86                  1.18                   1.09                 0.77
      2.88       44,050            0.86                  1.18                   2.84                 2.51
      3.18       41,010            0.87                  1.19                   3.13                 2.81
      2.49       44,929            0.87                  1.19                   2.47                 2.15

                                BLACKROCK FUNDS

                        FINANCIAL HIGHLIGHTS (CONCLUDED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                         NET                                            NET
                                        ASSET                      DISTRIBUTIONS       ASSET
                                        VALUE           NET           FROM NET         VALUE
                                      BEGINNING     INVESTMENT       INVESTMENT        END OF
                                      OF PERIOD       INCOME           INCOME          PERIOD
                                     ===========   ============   ===============   ===========
     ---------------------------------------------
     Pennsylvania Municipal Money Market Portfolio
     ---------------------------------------------
     Institutional Class
     10/01/03 through 3/31/04 /12/     $1.00         $0.0034         $(0.0034)          $1.00
     9/30/03                            1.00          0.0093          (0.0093)           1.00
     9/30/02                            1.00          0.0131          (0.0131)           1.00
     9/30/01                            1.00          0.0299          (0.0299)           1.00
     9/30/00                            1.00          0.0354          (0.0354)           1.00
     9/30/99                            1.00          0.0280          (0.0280)           1.00

     Service Class
     10/01/03 through 3/31/04 /12/     $1.00         $0.0019         $(0.0019)          $1.00
     9/30/03                            1.00          0.0063          (0.0063)           1.00
     9/30/02                            1.00          0.0101          (0.0101)           1.00
     9/30/01                            1.00          0.0269          (0.0269)           1.00
     9/30/00                            1.00          0.0324          (0.0324)           1.00
     9/30/99                            1.00          0.0250          (0.0250)           1.00

     Investor A Class
     10/01/03 through 3/31/04 /12/     $1.00         $0.0018         $(0.0018)          $1.00
     9/30/03                            1.00          0.0049          (0.0049)           1.00
     9/30/02                            1.00          0.0084          (0.0084)           1.00
     9/30/01                            1.00          0.0252          (0.0252)           1.00
     9/30/00                            1.00          0.0304          (0.0304)           1.00
     9/30/99                            1.00          0.0235          (0.0235)           1.00

     Investor Class B
     12/12/01 /1/ through 4/9/02       $1.00         $0.0003         $(0.0003)          $1.00
     -----------------------------------------
     Virginia Municipal Money Market Portfolio
     -----------------------------------------
     Institutional Class
     10/01/03 through 3/31/04 /12/     $1.00         $0.0039         $(0.0039)          $1.00
     9/30/03                            1.00          0.0094          (0.0094)           1.00
     9/30/02                            1.00          0.0144          (0.0144)           1.00
     9/30/01                            1.00          0.0323          (0.0323)           1.00
     9/30/00                            1.00          0.0367          (0.0367)           1.00
     9/30/99                            1.00          0.0294          (0.0294)           1.00

     Service Class
     10/01/03 through 10/07/03 /12/    $1.00         $0.0001         $(0.0001)          $1.00
     9/30/03                            1.00          0.0084          (0.0084)           1.00
     9/30/02                            1.00          0.0124          (0.0124)           1.00
     9/30/01                            1.00          0.0293          (0.0293)           1.00
     9/30/00                            1.00          0.0337          (0.0337)           1.00
     9/30/99                            1.00          0.0264          (0.0264)           1.00

     Investor A Class
     10/1/01 through 3/12/02           $1.00         $0.0051         $(0.0051)          $1.00
     9/30/01                            1.00          0.0276          (0.0276)           1.00
     9/30/00 /6/                        1.00          0.0288          (0.0288)           1.00
     9/30/99                            1.00          0.0237          (0.0237)           1.00

    /1/  Commencement of operations of share class.

    /2/  Annualized.

    /3/  There were no Investor C shares outstanding as of September 30, 1999.

    /4/  Reissuance of shares.

    /5/  There were no Investor B shares outstanding as of September 30, 2000.

    /6/ This class has opened, closed and then reopened during the fiscal year. The financial highlights are reflective of the cumulative periods that the class opened.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                                                                   RATIO OF NET
                    NET                               RATIO OF TOTAL                             INVESTMENT INCOME
                  ASSETS           RATIO OF        EXPENSES TO AVERAGE        RATIO OF NET          TO AVERAGE
                  END OF       NET EXPENSES TO          NET ASSETS         INVESTMENT INCOME        NET ASSETS
    TOTAL         PERIOD         AVERAGE NET            (EXCLUDING           TO AVERAGE NET         (EXCLUDING
   RETURN          (000)            ASSETS               WAIVERS)                ASSETS              WAIVERS)
============   ============   =================   =====================   ===================   ==================
      0.34%     $ 430,266           0.42%/2/              0.71%/2/               0.68%/2/             0.40%/2/
      0.93        416,412           0.42                  0.71                   0.93                 0.64
      1.31        466,039           0.42                  0.70                   1.30                 1.02
      3.03        459,885           0.42                  0.69                   2.97                 2.70
      3.60        400,378           0.42                  0.68                   3.53                 3.27
      2.84        376,402           0.42                  0.70                   2.80                 2.52

      0.19%     $  36,012           0.72%/2/              1.01%/2/               0.38%/2/             0.10%/2/
      0.63         44,164           0.72                  1.01                   0.64                 0.35
      1.01         54,574           0.72                  1.01                   1.01                 0.73
      2.72         75,431           0.72                  0.99                   2.73                 2.46
      3.29         83,474           0.72                  0.98                   3.25                 2.99
      2.53         76,173           0.72                  1.00                   2.50                 2.22

      0.18%     $  34,115           0.71%/2/              1.24%/2/               0.36%/2/            (0.17)%/2/
      0.49         33,726           0.87                  1.18                   0.51                 0.19
      0.84         68,204           0.88                  1.16                   0.83                 0.55
      2.54         75,332           0.89                  1.16                   2.46                 2.19
      3.08         62,421           0.92                  1.18                   3.00                 2.74
      2.37        135,341           0.88                  1.16                   2.34                 2.06

      0.05%     $       -/7/        1.49%/2/              1.76%/2/               0.14%/2/            (0.13)%/2/

      0.39%     $  10,151           0.30%/2/              0.85%/2/               0.77%/2/             0.23%/2/
      0.95         21,963           0.30                  0.75                   0.93                 0.48
      1.45         19,808           0.30                  0.75                   1.50                 1.06
      3.28         53,823           0.30                  0.73                   3.26                 2.83
      3.73         61,561           0.30                  0.74                   3.65                 3.21
      2.98         51,301           0.30                  0.75                   2.95                 2.50

      0.01%     $       -/11/       0.40%/2/              1.06%/2/               0.71%/2/             0.04%/2/
      0.85         41,011           0.40                  1.05                   0.85                 0.19
      1.25         44,143           0.40                  1.00/10/               1.19                 0.60/10/
      2.97            611           0.60                  1.03                   2.94                 2.51
      3.42            458           0.60                  1.04                   3.17                 2.73
      2.68          2,786           0.60                  1.05                   2.65                 2.20

      0.51%     $       -/8/        0.77%/2/              1.20%/2/               1.21%/2/             0.77%/2/
      2.80          3,008           0.77                  1.20                   2.72                 2.28
      2.92          3,020           0.87                  1.31                   3.11                 2.67
      2.40          1,261           0.87                  1.32                   2.38                 1.93

     /7/ There were no Investor B shares outstanding as of September 30, 2002.

     /8/ There were no Investor A shares outstanding as of September 30, 2002.

     /9/ There were no Investor C shares outstanding as of September 30, 2002.

    /10/ Certain prior year amounts were reclassified to conform to current year presentation.

    /11/ There were no Service shares outstanding as of March 31, 2004.

    /12/ Unaudited.

                                BLACKROCK FUNDS

                         NOTES TO FINANCIAL STATEMENTS


   BlackRock Funds/SM/ (the "Fund") was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 44 registered portfolios, eight of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each portfolio of the Fund may offer as many as seven classes of shares. Shares of all classes of a Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them. The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.


               Portfolio                                             Share Classes
 ----------------------------------     ------------------------------------------------------------------------
                                            Institutional               Service               Hilliard Lyons
                                        ----------------------   ----------------------   ----------------------
                                        Contractual    Actual    Contractual    Actual    Contractual    Actual
                                            Fees      Fees (4)     Fees (1)    Fees (4)     Fees (2)    Fees (4)
                                        -----------   --------   -----------   --------   -----------   --------
 Money Market                               None        None      0.30%         0.30%        0.50%        0.40%
 U.S. Treasury Money Market                 None        None      0.30%         0.30%         N/A          N/A
 Municipal Money Market                     None        None      0.30%         0.30%        0.50%        0.15%
 New Jersey Municipal Money Market          None        None      0.30%         0.30%         N/A          N/A
 North Carolina Municipal Money             None        None      0.30%         0.30%         N/A          N/A
  Market
 Ohio Municipal Money Market                None        None      0.30%         0.30%         N/A          N/A
 Pennsylvania Municipal Money Market        None        None      0.30%         0.30%         N/A          N/A
 Virginia Municipal Money Market            None        None      0.30%          N/A          N/A          N/A



               Portfolio                                             Share Classes
 ----------------------------------     ------------------------------------------------------------------------
                                              Investor A               Investor B              Investor C
                                        ----------------------   ----------------------   ----------------------
                                        Contractual    Actual    Contractual    Actual    Contractual    Actual
                                          Fees (2)    Fees (4)     Fees (3)    Fees (4)     Fees (3)    Fees (4)
                                        -----------   --------   -----------   --------   -----------   --------
 Money Market                              0.50%       0.40%        1.15%       0.75%        1.15%       0.75%
 U.S. Treasury Money Market                0.50%       0.40%        1.15%        N/A         1.15%        N/A
 Municipal Money Market                    0.50%       0.25%        1.15%        N/A         1.15%        N/A
 New Jersey Municipal Money Market         0.50%       0.25%        1.15%        N/A         1.15%        N/A
 North Carolina Municipal Money            0.50%       0.25%        1.15%        N/A         1.15%        N/A
  Market
 Ohio Municipal Money Market               0.50%       0.40%        1.15%        N/A         1.15%        N/A
 Pennsylvania Municipal Money Market       0.50%       0.25%        1.15%        N/A         1.15%        N/A
 Virginia Municipal Money Market           0.50%        N/A         1.15%        N/A         1.15%        N/A

(1) - the maximum annual contractual fees are comprised of a .15% service fee and .15% shareholder processing fee. During the period a portion of the service fee and shareholder processing fee with respect to the Service shares of the Virginia Municipal Money Market Portfolio were waived.
(2) - the maximum annual contractual fees are comprised of a .10% distribution fee, .25% service fee and .15% shareholder processing fee. During the period a portion of the shareholder processing fees with respect to the Investor A shares of the Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market and Pennsylvania Municipal Money Market portfolios were waived.
(3) - the maximum annual contractual fees are comprised of a .75% distribution fee, .25% service fee and .15% share-holder processing fee. During the period a portion of the shareholder servicing and shareholder processing fees with respect to the Investor B and Investor C shares of the Money Market Portfolio were waived.
(4) - the actual fees are as of March 31, 2004.

     In addition, for the period 10/1/03 through 12/31/03, Institutional and Service shares bore a Transfer Agent fee at an annual rate not to exceed .03% and Hilliard Lyons, Investor A, Investor B and Investor C shares bore a Transfer Agent fee at an annual rate not to exceed .10% of the average daily net assets of such respective classes. Effective January 1, 2004, each of the Institutional, Service, Hilliard Lyons, Investor A, Investor B and Investor C share classes bear a Transfer Agent fee at an annual rate not to exceed .018% of the average daily net assets of such respective classes. During the period, PFPC Inc., the Fund's transfer agent waived a portion of the transfer agent fees with respect to the Investor B and Investor C shares of the Money Market Portfolio.

(A) Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from these estimates.

     Security Valuation - Portfolio securities are valued under the amortized cost method which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security. Regular review and monitoring of the valuation is performed in an attempt to avoid dilution or other unfair results to shareholders. The Fund seeks to maintain the net asset value per share of each Portfolio at $1.00.

                                BLACKROCK FUNDS

     Dividends to Shareholders - Dividends from net investment income are declared daily and paid monthly. Net real-ized capital gains, if any, are distributed at least annually.

     Security Transactions and Investment Income - Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis.

     Repurchase Agreements - Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class-specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day. For the six months ended March 31, 2004, the following shows the various types of class-specific expenses borne directly by each class of each fund and any associated waivers of those expenses.


                                                                             SHARE CLASSES
ADMINISTRATION FEES                          ------------------------------------------------------------------------------
                                                                            HILLIARD
                                              INSTITUTIONAL     SERVICE      LYONS     INVESTOR A   INVESTOR B   INVESTOR C
                                             --------------- ------------ ----------- ------------ ------------ -----------
   Money Market ............................    $ 782,850     $ 196,320    $ 65,567    $ 200,522      $ 5,268      $ 661
   U.S. Treasury Money Market ..............      169,964       107,131           -       23,113            -          -
   Municipal Money Market ..................      199,545        44,179      67,615        3,220            -          -
   New Jersey Municipal Money
    Market .................................       38,062        30,418           -        7,332            -          -
   North Carolina Municipal Money
    Market .................................       51,157           104           -          162            -          -
   Ohio Municipal Money Market .............       43,984         6,983           -       12,487            -          -
   Pennsylvania Municipal Money
    Market .................................      199,774        20,385           -       18,136            -          -
   Virginia Municipal Money Market .........        7,979           613           -            -            -          -


                                                                               SHARE CLASSES
ADMINISTRATION FEES WAIVED                   ----------------------------------------------------------------------------------
                                                                              HILLIARD
                                              INSTITUTIONAL      SERVICE       LYONS      INVESTOR A    INVESTOR B   INVESTOR C
                                             --------------- -------------- ----------- -------------- ------------ -----------
   Money Market ............................   $ (13,885)      $  (27,304)    $  (955)    $  (30,003)   $  (5,262)    $  (660)
   U.S. Treasury Money Market ..............      (4,704)          (3,472)          -           (755)           -           -
   Virginia Municipal Money Market .........          (2)               -           -              -            -           -


                                                                         SHARE CLASSES
TRANSFER AGENT FEES                      -----------------------------------------------------------------------------
                                                                       HILLIARD
                                          INSTITUTIONAL    SERVICE      LYONS     INVESTOR A   INVESTOR B   INVESTOR C
                                         --------------- ----------- ----------- ------------ ------------ -----------
   Money Market ........................    $ 228,428     $ 49,956    $ 41,411    $ 127,037      $ 3,506      $ 478
   U.S. Treasury Money Market ..........       43,288       27,256           -       14,558            -          -
   Municipal Money Market ..............       50,155       11,254      41,922        2,074            -          -
   New Jersey Municipal Money
    Market .............................        9,578        7,736           -        4,630            -          -
   North Carolina Municipal Money
    Market .............................       14,584           27           -          100            -          -
   Ohio Municipal Money Market .........       11,250        1,720           -        7,873            -          -
   Pennsylvania Municipal Money
    Market .............................       50,563        5,263           -       10,951            -          -

                                BLACKROCK FUNDS

                                                                           SHARE CLASSES
TRANSFER AGENT FEES                          -------------------------------------------------------------------------
                                                                        HILLIARD
                                              INSTITUTIONAL   SERVICE    LYONS    INVESTOR A   INVESTOR B   INVESTOR C
                                             --------------- --------- --------- ------------ ------------ -----------
   Virginia Municipal Money Market .........      $2,049        $194       $-         $-           $-           $-


                                     SHARE CLASSES
TRANSFER AGENT FEES WAIVED     --------------------------
                                INVESTOR B     INVESTOR C
                               ------------   -----------
   Money Market ............    $  (1,980)      $  (274)


                                                                            SHARE CLASSES
SHAREHOLDER SERVICE FEES                       -----------------------------------------------------------------------
                                                                HILLIARD
                                                  SERVICE         LYONS       INVESTOR A     INVESTOR B     INVESTOR C
                                               ------------   ------------   ------------   ------------   -----------
   Money Market ............................    $ 309,978      $ 172,546      $ 527,689       $ 13,802       $ 1,734
   U.S. Treasury Money Market ..............      169,154              -         60,824              -             -
   Municipal Money Market ..................       69,752        177,934          8,473              -             -
   New Jersey Municipal Money
    Market .................................       48,030              -         19,294              -             -
   North Carolina Municipal Money
    Market .................................          164              -            427              -             -
   Ohio Municipal Money Market .............       11,026              -         32,861              -             -
   Pennsylvania Municipal Money
    Market .................................       32,186              -         47,728              -             -
   Virginia Municipal Money Market .........          968              -              -              -             -


                                                                     SHARE CLASSES
SHAREHOLDER SERVICE FEES WAIVED                ----------------------------------------------------------
                                                              HILLIARD
                                                SERVICE        LYONS         INVESTOR B       INVESTOR C
                                               ---------   -------------   --------------   -------------
   Money Market ............................    $    -      $        -       $  (13,802)      $  (1,734)
   Municipal Money Market ..................         -        (177,934)               -               -
   Virginia Municipal Money Market .........      (968)              -                -               -


                                                                            SHARE CLASSES
SHAREHOLDER PROCESSING FEES                    -----------------------------------------------------------------------
                                                                HILLIARD
                                                  SERVICE         LYONS       INVESTOR A     INVESTOR B     INVESTOR C
                                               ------------   ------------   ------------   ------------   -----------
   Money Market ............................    $ 309,980      $ 103,527      $ 316,613        $ 8,281       $ 1,040
   U.S. Treasury Money Market ..............      169,154              -         36,494              -             -
   Municipal Money Market ..................       69,753        106,760          5,084              -             -
   New Jersey Municipal Money
    Market .................................       48,030              -         11,576              -             -
   North Carolina Municipal Money
    Market .................................          163              -            256              -             -
   Ohio Municipal Money Market .............       11,026              -         19,716              -             -
   Pennsylvania Municipal Money
    Market .................................       32,186              -         28,637              -             -
   Virginia Municipal Money Market .........          968              -              -              -             -


                                                                    SHARE CLASSES
SHAREHOLDER PROCESSING FEES WAIVED                   -------------------------------------------
                                                      INVESTOR A     INVESTOR B      INVESTOR C
                                                     ------------   ------------   -------------
   Money Market ..................................    $       -      $  (8,281)      $  (1,040)
   Municipal Money Market ........................       (5,084)             -               -
   New Jersey Municipal Money Market .............      (11,576)             -               -
   North Carolina Municipal Money Market .........         (256)             -               -
   Pennsylvania Municipal Money Market ...........      (28,637)             -               -

                          BLACKROCK FUNDS


                                                                   SHARE CLASSES
SHAREHOLDER PROCESSING FEES WAIVED             -----------------------------------------------------
                                                SERVICE     INVESTOR A     INVESTOR B     INVESTOR C
                                               ---------   ------------   ------------   -----------
   Virginia Municipal Money Market .........    $ (323)         $-             $-             $-


                                                                   SHARE CLASSES
DISTRIBUTION FEES                              ------------------------------------------------------
                                                HILLIARD LYONS   INVESTOR A   INVESTOR B   INVESTOR C
                                               ---------------- ------------ ------------ -----------
   Money Market ..............................     $ 69,018      $ 211,076     $ 41,405     $ 5,202
   U.S. Treasury Money Market ................            -         24,330            -           -
   Municipal Money Market ....................       71,174          3,389            -           -
   New Jersey Municipal Money Market .........            -          7,718            -           -
   North Carolina Municipal Money Market .....            -            171            -           -
   Ohio Municipal Money Market ...............            -         13,144            -           -
   Pennsylvania Municipal Money Market .......            -         19,091            -           -


                                                               SHARE CLASSES
DISTRIBUTION FEES WAIVED                             ----------------------------------
                                                      HILLIARD LYONS       INVESTOR A
                                                     ----------------   ---------------
   Money Market ..................................      $  (69,018)       $  (211,076)
   U.S. Treasury Money Market ....................               -            (24,330)
   Municipal Money Market ........................         (71,179)            (3,389)
   New Jersey Municipal Money Market .............               -             (7,718)
   North Carolina Municipal Money Market .........               -               (171)
   Ohio Municipal Money Market ...................               -            (13,144)
   Pennsylvania Municipal Money Market ...........               -            (19,091)

(B) Transactions with Affiliates and Related Parties

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc. ("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolios. BlackRock Institutional Management Corporation ("BIMC"), a wholly-owned subsidiary of BlackRock, serves as sub-adviser for all of the Portfolios. BlackRock, Inc. is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc.

     For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly at the following annual rates, based on each Portfolio's average daily net assets: .45% of the first $1 billion, .40% of the next $1 billion, .375% of the next $1 billion and .35% of net assets in excess of $3 billion.

     For the six months ended March 31, 2004, advisory fees and waivers for each Portfolio were as follows:


                                                                    GROSS                              NET
                                                                  ADVISORY                          ADVISORY
                                                                     FEE            WAIVER             FEE
                                                               --------------   --------------   --------------
   Money Market Portfolio ..................................    $ 5,887,571      $ 3,050,512      $ 2,837,059
   U.S. Treasury Money Market Portfolio ....................      1,422,039          933,887          488,152
   Municipal Money Market Portfolio ........................      1,490,013          962,642          527,371
   New Jersey Municipal Money Market Portfolio .............        359,109          265,653           93,456
   North Carolina Municipal Money Market Portfolio .........        243,584          230,804           12,780
   Ohio Municipal Money Market Portfolio ...................        300,553          226,007           74,546
   Pennsylvania Municipal Money Market Portfolio ...........      1,128,764          715,550          413,214
   Virginia Municipal Money Market Portfolio ...............         40,701           36,584            4,117

     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements beginning February 1, 1999. The agreements set a limit on certain of the operating expenses of each Portfolio for the next year and require BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. Effective February 1, 2004, these expense limits apply to the aggregate expenses incurred on a Share Class (excluding: interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles). Prior to February 1, 2004, the expense

                                BLACKROCK FUNDS
limits applied to expenses charged on Portfolio assets as a whole, but not expenses separately charged to the different share classes of a Portfolio.

     If in the following two years the operating expenses of a Portfolio that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that Portfolio, the Portfolio is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if:
(1) the Portfolio has more than $50 million in assets, (2) BlackRock continues to be the Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to BlackRock on a quarterly basis.

     At March 31, 2004, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:


                                                   EXPIRING           EXPIRING           EXPIRING       TOTAL WAIVERS SUBJECT
                                               JANUARY 31, 2005   JANUARY 31, 2006   JANUARY 31, 2007     TO REIMBURSEMENT
                                              ------------------ ------------------ ------------------ ----------------------
   Money Market Portfolio ...............         $ 7,697,755        $ 6,569,912         $ 930,365          $ 15,198,032
   U.S. Treasury Money Market
    Portfolio ...........................           2,639,070          2,107,024           284,672             5,030,766
   Municipal Money Market Portfolio .....           2,114,002          1,946,590           305,148             4,365,740
   New Jersey Municipal Money
    Market Portfolio ....................             582,682            553,395            85,055             1,221,132
   North Carolina Municipal Money
    Market Portfolio ....................             611,462            645,013            55,769             1,312,244
   Ohio Municipal Money Market
    Portfolio ...........................             506,362            492,327            70,244             1,068,933
   Pennsylvania Municipal Money
    Market Portfolio ....................           1,845,254          1,505,526           214,343             3,565,123
   Virginia Municipal Money Market
    Portfolio ...........................             282,198            230,488            14,382               527,068

     PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc., and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .085% of the first $500 million, .075% of the next $500 million and .065% of assets in excess of $1 billion. In addition, each of the classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: .095% of the first $500 million, .085% of the next $500 million and .075% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio.

     During the period PFPC and BlackRock waived a portion of the administration fees otherwise due to them with respect to the Investor B and Investor C Shares of the Money Market Portfolio.

     For the six months ended March 31, 2004, administration fees and waivers for each Portfolio were as follows:


                                                                     GROSS                            NET
                                                                ADMINISTRATION                   ADMINISTRATION
                                                                      FEE            WAIVER           FEE
                                                               ----------------   -----------   ---------------
   Money Market Portfolio ..................................      $ 2,260,089      $ 78,070       $ 2,182,019
   U.S. Treasury Money Market Portfolio ....................          562,215         8,931           553,284
   Municipal Money Market Portfolio ........................          587,895             -           587,895
   New Jersey Municipal Money Market Portfolio .............          143,644             -           143,644
   North Carolina Municipal Money Market Portfolio .........           97,433        13,984            83,449
   Ohio Municipal Money Market Portfolio ...................          120,225             -           120,225
   Pennsylvania Municipal Money Market Portfolio ...........          451,294             -           451,294
   Virginia Municipal Money Market Portfolio ...............           16,280        12,477             3,803

     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay BlackRock Distributors, Inc. (the "Distributor") and/or BlackRock Advisers, Inc. ("BlackRock") or any other affiliate of

                                BLACKROCK FUNDS

PNC Bank fees for distribution and sales support services. Currently, only Hilliard Lyons Shares, Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay BlackRock or any other affiliate of PNC Bank fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. BlackRock, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (including PNC Bank and its affiliates) that provide services to their customers who own shares of the Fund. BlackRock may retain a significant portion of the shareholder processing fees and may retain some of the service fees paid by the Fund. Currently, only Hilliard Lyons Shares, Investor A Shares, Investor B Shares, Investor C Shares and Service Shares bear the expense of service fees and shareholder processing fees under the Plan. Refer to the fee table in the "Notes to Financial Statements" for fee information.

     As of the period ended March 31, 2004, affiliated payables were as follows:

                                                                                                  PNC BANK
                                                                  PFPC(1)      BLACKROCK(2)     AFFILIATES(3)
                                                               ------------   --------------   --------------
   Money Market Portfolio ..................................    $ 219,940        $ 757,257        $ 295,636
   U.S.Treasury Money Market Portfolio .....................       51,268          147,459           68,856
   Municipal Money Market Portfolio ........................       54,663          168,637           41,641
   New Jersey Municipal Money Market Portfolio .............       13,839           35,214           19,078
   North Carolina Municipal Money Market Portfolio .........        4,511            5,945              107
   Ohio Municipal Money Market Portfolio ...................       12,951           29,608           13,966
   Pennsylvania Municipal Money Market Portfolio ...........       43,832          141,886           17,302
   Virginia Municipal Money Market Portfolio ...............        3,185            2,563                -

(1) - payables to PFPC are for Accounting, Administration, Custody and Transfer Agent services provided as of March 31, 2004.
(2) - payables to BlackRock are for Advisory and Administration services provided as of March 31, 2004.
(3) - payables to PNC Bank affiliates are for distribution and sales support services as described under the Plan. The total payable on behalf of the Fund, as of March 31, 2004, was $3,201,515, a portion of which is paid to service organizations, including other PNC Bank affiliates.

(C) Capital Shares

     Because the Portfolios have each sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, acquisitions, reinvestments, and redemptions is the same as the dollar mounts shown below for such transactions.

                                 BLACKROCK FUNDS

     Transactions in capital shares for each period were as follows:

                                                       MONEY MARKET PORTFOLIO
                                              ----------------------------------------
                                               FOR THE SIX MONTHS
                                                     ENDED             FOR THE YEAR
                                                    3/31/04                ENDED
                                                  (UNAUDITED)             9/30/03
                                              -------------------   ------------------
Shares sold:
   Institutional Class ....................    $  1,382,054,343      $  2,601,501,549
   Service Class ..........................         754,328,519         1,508,229,922
   Hilliard Lyons Class ...................          64,517,547           525,159,045
   Investor A Class .......................          87,280,921         1,281,528,590
   Investor B Class .......................               1,379            14,204,786
   Investor C Class .......................              19,341            68,746,632
Shares issued in reinvestment of dividends:
   Institutional Class ....................                 977                19,712
   Service Class ..........................             167,711               689,789
   Hilliard Lyons Class ...................             191,162               928,685
   Investor A Class .......................             602,297             3,152,332
   Investor B Class .......................               3,537                31,835
   Investor C Class .......................                 419                 9,961
Shares redeemed:
   Institutional Class ....................      (1,514,299,213)       (3,057,907,259)
   Service Class ..........................        (739,326,446)       (1,644,640,626)
   Hilliard Lyons Class ...................         (82,972,255)         (522,082,513)
   Investor A Class .......................        (141,354,073)       (1,372,274,269)
   Investor B Class .......................          (4,575,338)          (22,610,179)
   Investor C Class .......................          (1,374,705)          (74,432,947)
                                               ----------------      ----------------
Net decrease ..............................    $   (194,733,877)     $   (689,744,955)
                                               ================      ================

                                                         U.S. TREASURY MONEY
                                                          MARKET PORTFOLIO
                                              -----------------------------------------
                                               FOR THE SIX MONTHS
                                                     ENDED              FOR THE YEAR
                                                    3/31/04                ENDED
                                                  (UNAUDITED)             9/30/03
                                              -------------------   -------------------
Shares sold:
   Institutional Class ....................     $  328,868,280       $    617,737,925
   Service Class ..........................        589,352,733          1,149,394,222
   Investor A Class .......................         14,166,777             97,110,160
   Investor C Class .......................                  -                      -
Shares issued in reinvestment of dividends:
   Institutional Class ....................                288                  1,142
   Service Class ..........................              8,670                 40,358
   Investor A Class .......................             41,424                308,404
Shares redeemed:
   Institutional Class ....................       (366,391,720)          (764,842,515)
   Service Class ..........................       (631,205,978)        (1,164,961,087)
   Investor A Class .......................        (17,633,002)          (115,812,372)
   Investor C Class .......................                  -                      -
                                                --------------       ----------------
Net decrease ..............................     $  (82,792,528)      $   (181,023,763)
                                                ==============       ================

                                 BLACKROCK FUNDS

                                                         MUNICIPAL MONEY
                                                         MARKET PORTFOLIO
                                              --------------------------------------
                                               FOR THE SIX MONTHS
                                                     ENDED            FOR THE YEAR
                                                    3/31/04               ENDED
                                                  (UNAUDITED)            9/30/03
                                              -------------------   ----------------
Shares sold:
   Institutional Class ....................     $  346,649,199       $  637,841,883
   Service Class ..........................        148,628,299          287,219,165
   Hilliard Lyons Class ...................         64,756,401          611,402,393
   Investor A Class .......................          5,493,607           50,884,902
Shares issued in reinvestment of dividends:
   Institutional Class ....................                785                    -
   Service Class ..........................             24,438               89,274
   Hilliard Lyons Class ...................            318,135            1,179,821
   Investor A Class .......................             11,874               36,724
Shares redeemed:
   Institutional Class ....................       (379,358,316)        (628,978,058)
   Service Class ..........................       (157,906,502)        (303,015,842)
   Hilliard Lyons Class ...................        (66,086,685)        (617,033,658)
   Investor A Class .......................         (8,357,048)         (48,489,754)
                                                --------------       --------------
Net decrease ..............................     $  (45,825,813)      $   (8,863,150)
                                                ==============       ==============

                                                       NEW JERSEY MUNICIPAL
                                                      MONEY MARKET PORTFOLIO
                                              --------------------------------------
                                               FOR THE SIX MONTHS
                                                     ENDED            FOR THE YEAR
                                                    3/31/04               ENDED
                                                  (UNAUDITED)            9/30/03
                                              -------------------   ----------------
Shares sold:
   Institutional Class ....................      $ 108,245,543       $  202,723,999
   Service Class ..........................          9,807,329           40,494,924
   Investor A Class .......................         16,845,453           86,120,417
Shares issued in reinvestment of dividends:
   Institutional Class ....................             19,094               33,056
   Service Class ..........................              6,317               20,174
   Investor A Class .......................             29,616               68,967
Shares redeemed:
   Institutional Class ....................        (99,328,318)        (212,062,757)
   Service Class ..........................        (10,682,054)         (41,275,903)
   Investor A Class .......................        (21,591,985)         (82,651,003)
                                                 -------------       --------------
Net increase(decrease) ....................      $   3,350,995       $   (6,528,126)
                                                 =============       ==============

                                 BLACKROCK FUNDS

                                                     NORTH CAROLINA MUNICIPAL
                                                      MONEY MARKET PORTFOLIO
                                              --------------------------------------
                                               FOR THE SIX MONTHS
                                                     ENDED            FOR THE YEAR
                                                    3/31/04               ENDED
                                                  (UNAUDITED)            9/30/03
                                              -------------------   ----------------
Shares sold:
   Institutional Class ....................     $   108,180,765      $  185,899,631
   Service Class ..........................              67,725             515,818
   Investor A Class .......................              42,000              45,449
   Investor B Class .......................                   -                   -
Shares issued in reinvestment of dividends:
   Institutional Class ....................              86,931                   -
   Service Class ..........................                  42                 118
   Investor A Class .......................                 824               1,922
   Investor B Class .......................                   -                   -
Shares redeemed:
   Institutional Class ....................        (215,461,334)       (179,910,659)
   Service Class ..........................            (148,325)           (494,140)
   Investor A Class .......................             (58,463)            (84,576)
   Investor B Class .......................                   -                   -
                                                ---------------      --------------
Net increase (decrease) ...................     $  (107,289,835)     $    5,973,563
                                                ===============      ==============


                                                           OHIO MUNICIPAL
                                                       MONEY MARKET PORTFOLIO
                                              ----------------------------------------
                                               FOR THE SIX MONTHS
                                                     ENDED             FOR THE YEAR
                                                    3/31/04                ENDED
                                                  (UNAUDITED)             9/30/03
                                              -------------------   ------------------
Shares sold:
   Institutional Class ....................     $  122,392,163        $  218,069,254
   Service Class ..........................         46,229,109            99,804,900
   Investor A Class .......................         24,523,004           108,725,662
Shares issued in reinvestment of dividends:
   Institutional Class ....................             50,030               179,029
   Service Class ..........................             16,289                27,788
   Investor A Class .......................             47,679               174,443
Shares redeemed:
   Institutional Class ....................       (131,195,608)         (227,738,879)
   Service Class ..........................        (40,465,380)          (98,282,331)
   Investor A Class .......................        (26,241,460)         (113,596,693)
                                                --------------        --------------
Net decrease ..............................     $   (4,644,174)       $  (12,636,827)
                                                ==============        ==============

                                 BLACKROCK FUNDS

                                                       PENNSYLVANIA MUNICIPAL
                                                       MONEY MARKET PORTFOLIO
                                              ----------------------------------------
                                               FOR THE SIX MONTHS
                                                     ENDED             FOR THE YEAR
                                                    3/31/04                ENDED
                                                  (UNAUDITED)             9/30/03
                                              -------------------   ------------------
Shares sold:
   Institutional Class ....................     $  272,927,654        $  583,434,949
   Service Class ..........................         35,326,276            76,638,075
   Investor A Class .......................         53,304,197           309,367,165
   Investor B Class .......................                  -                     -
Shares issued in reinvestment of dividends:
   Institutional Class ....................             14,175                70,954
   Service Class ..........................             21,242                93,350
   Investor A Class .......................             70,080               312,192
   Investor B Class .......................                  -                     -
Shares redeemed:
   Institutional Class ....................       (259,187,724)         (633,134,366)
   Service Class ..........................        (43,508,995)          (87,141,248)
   Investor A Class .......................        (52,993,944)         (344,157,016)
   Investor B Class .......................                  -                     -
                                                --------------        --------------
Net increase (decrease) ...................     $    5,972,961        $  (94,515,945)
                                                ==============        ==============


                                                        VIRGINIA MUNICIPAL
                                                      MONEY MARKET PORTFOLIO
                                              ---------------------------------------
                                               FOR THE SIX MONTHS
                                                     ENDED             FOR THE YEAR
                                                    3/31/04               ENDED
                                                  (UNAUDITED)            9/30/03
                                              -------------------   -----------------
Shares sold:
   Institutional Class ....................     $   27,949,027       $   67,717,158
   Service Class ..........................                  -          101,574,864
   Investor A Class .......................                  -                    -
Shares issued in reinvestment of dividends:
   Institutional Class ....................              7,648                    -
   Service Class ..........................                  -                    -
   Investor A Class .......................                  -                    -
Shares redeemed:
   Institutional Class ....................        (39,769,789)         (65,562,037)
   Service Class ..........................        (41,010,487)        (104,707,467)
   Investor A Class .......................                  -                    -
                                                --------------       --------------
Net decrease ..............................     $  (52,823,601)      $     (977,482)
                                                ==============       ==============

     On March 31, 2004, two shareholders held approximately 77% of the outstanding shares of the Money Market Portfolio, three shareholders held approximately 84% of the outstanding shares of the U.S. Treasury Money Market Portfolio, two shareholders held approximately 85% of the outstanding shares of the Municipal Money Market Portfolio, two shareholders held approximately 72% of the outstanding shares of the New Jersey Municipal Money Market Portfolio, two shareholders held approximately 61% of the outstanding shares of the North Carolina Municipal Money Market Portfolio, two shareholders held approximately 58% of the outstanding shares of the Ohio Municipal Money Market Portfolio, one shareholder held approximately 74% of the outstanding shares of the Pennsylvania Municipal Money Market Portfolio and four shareholders held approximately 85% of the outstanding shares of the Virginia

                                BLACKROCK FUNDS

Municipal Money Market Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(D) At March 31, 2004, net assets consisted of:

                                                                                                               NEW JERSEY
                                                                           U.S. TREASURY       MUNICIPAL        MUNICIPAL
                                                         MONEY MARKET       MONEY MARKET     MONEY MARKET      MONEYMARKET
                                                           PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                      ------------------ ----------------- ---------------- ----------------
   Capital paid-in ..................................  $ 2,859,157,548    $ 596,667,166    $ 632,890,803    $ 162,715,329
   Undistributed net investment
    income ..........................................           64,239           46,591                -                -
   Accumulated net realized gain (loss) on investment
    transactions ....................................         (191,740)         (37,441)          78,765           34,769
                                                       ---------------    -------------    -------------    -------------
                                                       $ 2,859,030,047    $ 596,676,316    $ 632,969,568    $ 162,750,098
                                                       ===============    =============    =============    =============


                                                 NORTH
                                               CAROLINA           OHIO                            VIRGINIA
                                               MUNICIPAL        MUNICIPAL      PENNSYLVANIA      MUNICIPAL
                                             MONEY MARKET     MONEY MARKET       MUNICIPAL      MONEYMARKET
                                               PORTFOLIO        PORTFOLIO      MONEY MARKET      PORTFOLIO
                                            -------------    -------------    -------------    -------------
   Capital paid-in .......................  $ 55,740,647     $ 129,534,462    $ 500,298,069     $ 10,150,941
   Accumulated net realized gain (loss) on
    investment transactions ..............        (9,792)          (27,198)          94,598              (77)
                                            ------------     -------------    -------------     ------------
                                            $ 55,730,855     $ 129,507,264    $ 500,392,667     $ 10,150,864
                                            ============     =============    =============     ============

(E) Federal Tax Information

     No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes. There were no short-term or long-term capital gain distributions for the year ended September 30, 2003.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2003, attributable to capital loss carryforwards expiring, were reclassified to the following accounts:


                                                                                                        INCREASE
                                                                                      INCREASE         (DECREASE)
                                                                                     ACCUMULATED     UNDISTRIBUTED
                                                                    DECREASE        NET REALIZED     NET INVESTMENT
                                                                PAID-IN CAPITAL      GAIN (LOSS)         INCOME
                                                               -----------------   --------------   ---------------
   North Carolina Municipal Money Market Portfolio .........       $   (121)           $  121       $ -
   Pennsylvania Municipal Money Market Portfolio ...........         (3,403)            3,403         -
   Virginia Municipal Money Market Portfolio ...............           (171)              171         -

     These reclassifications had no effect on net assets or net asset value per share.

                                BLACKROCK FUNDS

     The tax character of distributions paid during the last two fiscal years were as follows:


                                                                 TAX-FREE         ORDINARY
                                                                  INCOME           INCOME
                                                               ------------   ---------------
   Money Market Portfolio
    9/30/03 ................................................    $        -     $ 31,056,775
    9/30/02 ................................................             -       70,457,841
   U.S. Treasury Money Market Portfolio
    9/30/03 ................................................             -        6,369,710
    9/30/02 ................................................             -       15,388,338
   Municipal Money Market Portfolio
    9/30/03 ................................................     5,774,749                -
    9/30/02 ................................................     9,827,759                -
   New Jersey Municipal Money Market Portfolio .............
    9/30/03 ................................................     1,284,763                -
    9/30/02 ................................................     2,073,226                -
   North Carolina Municipal Money Market Portfolio .........
    9/30/03 ................................................     1,557,626                -
    9/30/02 ................................................     1,804,145                -
   Ohio Municipal Money Market Portfolio ...................
    9/30/03 ................................................     1,453,594                -
    9/30/02 ................................................     1,998,035                -
   Pennsylvania Municipal Money Market Portfolio ...........
    9/30/03 ................................................     4,675,094                -
    9/30/02 ................................................     8,033,116                -
   Virginia Municipal Money Market Portfolio ...............
    9/30/03 ................................................       635,780                -
    9/30/02 ................................................       823,177                -

     As of September 30, 2003, the components of distributable earnings/ (accumulated losses) were as follows:


                                                              UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL      POST-
                                                                 TAX-FREE        ORDINARY         LOSS       OCTOBER
                                                                  INCOME          INCOME      CARRYFOWARDS   LOSSES
                                                             --------------- --------------- -------------- --------
   Money Market Portfolio ..................................     $      -      $ 1,604,890    $  (259,438)      $ -
   U.S. Treasury Money Market Portfolio ....................            -          325,964        (46,038)        -
   Municipal Money Market Portfolio ........................      316,695                -        (10,981)        -
   New Jersey Municipal Money Market Portfolio .............       70,441                -         (1,295)        -
   North Carolina Municipal Money Market Portfolio .........      101,361                -           (784)        -
   Ohio Municipal Money Market Portfolio ...................       77,616                -        (27,198)        -
   Pennsylvania Municipal Money Market Portfolio ...........      259,853                -        (22,745)        -
   Virginia Municipal Money Market Portfolio ...............       36,727                -           (661)        -

     Post-October losses represent losses realized on investment transactions from November 1, 2002 through September 30, 2003 that, in accordance with Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

                                 BLACKROCK FUNDS

                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

     At September 30, 2003, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:


                                                                             EXPIRING SEPTEMBER 30
                                             ---------------------------------------------------------------------------------------
                                                2005      2006       2007       2008       2009       2010        2011        TOTAL
                                             --------- --------- ---------- ---------- ----------- ---------- ----------- ----------
Money Market Portfolio .....................  $     -   $     -   $ 23,015   $ 44,610   $ 106,537   $      -   $ 85,276    $ 259,438
U.S. Treasury Money Market Portfolio .......        -         -          -      4,849      16,898     11,911     12,380       46,038
Municipal Money Market Portfolio ...........        -         -          -          -      10,981          -          -       10,981
New Jersey Municipal Money Market
 Portfolio .................................        -         -          -      1,295           -          -          -        1,295
North Carolina Municipal Money Market
 Portfolio .................................        -         -          -        784           -          -          -          784
Ohio Municipal Money Market Portfolio ......        -     3,203     16,541      6,193           -          -      1,261       27,198
Pennsylvania Municipal Money Market
 Portfolio .................................    1,626     3,403          -          -      17,716          -          -       22,745
Virginia Municipal Money Market Portfolio...        -         -        401          -           -        260          -          661



(F) Contingencies

     In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

                                BLACKROCK FUNDS

                             ADDITIONAL INFORMATION


(A) PricewaterhouseCoopers LLP ("PwC"), the Fund's former independent auditor, has been hired as an internal audit supporting service provider by The PNC Financial Services Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain services to PNC and its affiliates which would have caused PwC to no longer be independent with respect to the Fund, PwC declined to stand for re-election as independent auditor of the Fund after the completion of the fiscal 2003 audit.

     The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent auditor to audit the Fund's financial statements for fiscal year 2004. A majority of the Fund's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP as the Fund's independent auditor for the Fund's fiscal 2004 audit on November 21, 2003, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

(B) As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

                                BLACKROCK FUNDS

Investment Adviser                                                Distributor
     BlackRock Advisors, Inc.                                        BlackRock Distributors, Inc.
     Wilmington, Delaware 19809                                      King of Prussia, Pennsylvania 19406


Sub-Adviser
     BlackRock Institutional Management Corporation               Co-Administrator
     Wilmington, Delaware 19809                                      BlackRock Advisors, Inc.
                                                                     Wilmington, Delaware 19809

Custodian                                                         Counsel
     PFPC Trust Co.                                                  Simpson Thacher & Bartlett LLP
     Philadelphia, Pennsylvania 19153                                New York, New York 10017

Co-Administrator and Transfer Agent                               Independent Auditors
     PFPC Inc.                                                       Deloitte & Touche LLP
     Wilmington, Delaware 19809                                      Philadelphia, Pennsylvania 19103


The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at 1-800-441-7762.

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-441-7762, or on the SEC's website at http://www.sec.gov.

                                 BLACKROCK FUNDS

                                  FUND SPECTRUM

BlackRock Funds is a leading mutual fund company currently managing approximately $19 billion in the following portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing.


STOCK PORTFOLIOS
------------------------------------
   Large Cap Value Equity              Global Science & Technology Opportunities
   Large Cap Growth Equity             European Equity
   Mid-Cap Value Equity                International Equity
   Mid-Cap Growth Equity               International Opportunities
   Small Cap Value Equity              Asia Pacific Equity
   Small Cap Core Equity               Select Equity
   Small Cap Growth Equity             Index Equity
   U.S. Opportunities

STOCK & BOND PORTFOLIOS
------------------------------------
   Balanced

BOND PORTFOLIOS
------------------------------------
   Enhanced Income                     Managed Income
   Low Duration Bond                   Core Bond Total Return
   Intermediate Government Bond        Core PLUS Total Return
   Intermediate Bond                   International Bond
   Government Income                   High Yield Bond
   GNMA

TAX-FREE BOND PORTFOLIOS
------------------------------------
   UltraShort Municipal                Ohio Tax-Free Income
   Tax-Free Income                     Delaware Tax-Free Income
   Pennsylvania Tax-Free Income        Kentucky Tax-Free Income
   New Jersey Tax-Free Income

MONEY MARKET PORTFOLIOS
------------------------------------
   Money Market                        North Carolina Municipal Money Market
   U.S. Treasury Money Market          Ohio Municipal Money Market
   Municipal Money Market              Pennsylvania Municipal Money Market
   New Jersey Municipal Money Market   Virginia Municipal Money Market


                             SHAREHOLDER PRIVILEGES

ACCOUNT INFORMATION
Call us at 1-800-441-7762 to get information about your account balances, recent transactions and share prices. Note: Institutional and Service Share Class investors should call 1-800-441-7450. You can also reach us on the web at www.blackrock.com.

AUTOMATIC INVESTMENT PLANS
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

SYSTEMATIC WITHDRAWAL PLANS
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

RETIREMENT PLANS
Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell and Simple IRA's.

ADDITIONAL INFORMATION ABOUT THE BLACKROCK FUNDS
For additional reports or additional information, as well as more current information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call 1-888-825-2257.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.
                                                                      BLACKROCK

MM-SEMI

FIXED INCOME   LIQUIDITY   EQUITIES   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock Funds
Taxable Bond Portfolios


Semi-Annual Report to Shareholders
March 31, 2004  (Unaudited)

[GRAPHIC]


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE                                                    BlackRock

                                BLACKROCK FUNDS

                            TAXABLE BOND PORTFOLIOS

* Enhanced Income               * Intermediate Bond         * GNMA
* Low Duration Bond             * Core Bond Total Return    * Managed Income
* Intermediate Government Bond  * Core PLUS Total Return    * International Bond
                                * Government Income         * High Yield Bond

                               TABLE OF CONTENTS

Shareholder Letter..........................................................1
Portfolio Summaries
  Low Duration Bond.........................................................2
  Intermediate Government Bond..............................................3
  Intermediate Bond.........................................................4
  Core Bond Total Return....................................................5
  Core PLUS Total Return....................................................6
  Government Income.........................................................7
  GNMA......................................................................8
  Managed Income............................................................9
  International Bond.......................................................10
  High Yield Bond..........................................................11
  Note on Performance Information..........................................12
Statement of Net Assets/Schedule of Investments.........................13-69
  Enhanced Income Statement of Assets and Liabilities......................15
  Government Income Statement of Assets and Liabilities....................48
  GNMA Statement of Assets and Liabilities.................................51
  Managed Income Statement of Assets and Liabilities.......................58
  International Bond Statement of Assets and Liabilities...................61
Portfolio Financial Statements
  Statements of Operations..............................................70-71
  Statement of Cash Flows..................................................72
  Statements of Changes in Net Assets...................................74-77
  Financial Highlights..................................................78-91
Notes to Financial Statements..........................................92-115
Additional Information....................................................116

--------------------------------------------------------------------------------

                     PRIVACY PRINCIPLES OF BLACKROCK FUNDS

BlackRock Funds is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock Funds collect, how we protect that information, and why in certain cases we may share such information with select other parties.

BlackRock Funds does not receive any nonpublic personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record owners of BlackRock Funds, BlackRock Funds receives nonpublic personal information on account applications or other forms. With respect to these shareholders, BlackRock Funds also has access to specific information regarding their transactions in BlackRock Funds.

BlackRock Funds does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders' accounts (for example, to a transfer agent).

BlackRock Funds restricts access to nonpublic personal information about its shareholders to BlackRock employees with a legitimate business need for the information. BlackRock Funds maintains physical, electronic and procedural safeguards designed to protect the nonpublic information of our shareholders.

--------------------------------------------------------------------------------

                                BLACKROCK FUNDS

March 31,2004


Dear Shareholder:

     We are pleased to present the Semi-Annual Report to Shareholders of the BlackRock Funds' Taxable Bond Portfolios for the six-months ended March 31, 2004. The Semi-Annual Report includes important information on each Portfolio, and is organized as follows:

o Portfolio Summary - discusses recent portfolio management activity and highlights total returns.

o Statement of Net Assets (or Schedule of Investments/Statement of Assets and Liabilities) - lists portfolio holdings and includes each holding's market value and par amount/number of shares as of March 31, 2004. The Statement of Net Assets also contains the net asset value for each share class of a Portfolio. If your Portfolio has a Schedule of Investments, then the net asset value for each share class may be found in the Statement of Assets and Liabilities.

o Statement of Operations - displays the components of each Portfolio's investment income and provides a detailed look at each Portfolio's expenses. The Statement of Operations also lists the aggregate change in value of a Portfolio's securities due to market fluctuations and security sales.

o Statement of Changes in Net Assets - compares Portfolio information from the prior period to the current period. Specifically, it details shareholder distributions by share class, aggregate realized gains and losses, and the change in net assets from the beginning of the period to the end of the period.

o Financial Highlights - include each Portfolio's expense ratios, net asset values, total returns, distributions per share, and turnover ratios for the current period and the last five years or since inception.

o Notes to Financial Statements - provide additional information on fees, a summary of significant accounting policies, a list of affiliated transactions, and a summary of purchases and sales of securities.

     In addition to these items, a summary of shareholder privileges is listed on the inside back cover of the report. Here, shareholders can find information on how to access account balances, recent transactions, and share prices. It also includes a summary of the Fund's various investment plans.

     We hope you find the report informative, and we thank you for making BlackRock part of your investment strategy.


Sincerely,


/s/ Anne Ackerley


Anne Ackerley
Managing Director
BlackRock Advisors,Inc.

                          LOW DURATION BOND PORTFOLIO

Total Net Assets (3/31/04): $2.0 billion

Performance Benchmark

     Merrill Lynch 1-3 Year Treasury Index

Investment Approach

     Seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index by investing primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within (+or-) 20% of the benchmark. The Portfolio normally invests in bonds diversified among several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities ("ABS"), and corporate bonds. The Portfolio may invest up to 5% of its assets in non-investment grade bonds and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity

     o After initially rising in October due to stronger economic data, interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter. By year-end 2003, the yield of the 2-year Treasury had risen by 0.36% from its September 30th level. While most measures of economic activity were improving, the combination of benign inflation and anemic job growth convinced the Federal Reserve that its accommodative monetary posture could be maintained "for a considerable period". During the first quarter of 2004, additional employment data disappointments and renewed terrorism fears began to shake investor confidence in the sustainability of the economic recovery. As a result, 2-year Treasury yields declined by 0.25% over the three-month period. Without a clear trend of strengthening economic indicators, the Fed maintained the status quo. By quarter-end, the Fed Funds Target Rate had remained unchanged at 1.00% for nine consecutive months.

     o All share classes of the Portfolio underperformed the benchmark for the semi-annual period. During the first half of the period, the Portfolio suffered from its yield curve flattening bias as the difference between 2- and 5-year Treasury yields increased by 0.06%. The Portfolio benefited from its allocation to ABS, agencies, and mortgages as the sectors returned 0.40%, 0.08%, and 0.84% over duration-adjusted Treasuries, respectively. The Portfolio's small allocation to corporates and commercial mortgage-backed securities ("CMBS") also benefited performance as the sectors returned 1.05% and 0.61% over duration-adjusted Treasuries, respectively.

     o The Portfolio's short duration versus its benchmark was the main detractor from performance during the second half of the period. The Portfolio benefited from its allocation to ABS, agencies and mortgages as the sectors returned 0.69%, 0.27%, and 0.31% over duration-adjusted Treasuries, respectively. The Portfolio's small allocation to CMBS and its yield curve positioning were other positive factors.

     o During the semi-annual period, the Portfolio reduced its allocation to the mortgage sector, focusing its holdings on seasoned pass throughs and floating rate securities. The Portfolio also maintained a position in taxable municipals. The Portfolio increased, then decreased its allocation to agencies as valuations were favorable and maintained a small allocation to corporates, with holdings concentrated in the finance sector. In the ABS sector, holdings were concentrated in non-prepayment sensitive sectors such as autos and credit cards. Although the Portfolio maintained a significant allocation to ABS, holdings were reduced over the period. The Portfolio also reduced its allocation to CMOs.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LOW DURATION BOND PORTFOLIO AND THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                 Institutional          Investor A     Merrill Lynch 1-3 Year Treasury Index
                 -------------          ----------     -------------------------------------
03/31/1994          $ 10,000              $ 9,703                     $ 10,000
06/30/1994            10,020                9,722                       10,008
09/30/1994            10,137                9,836                       10,107
12/31/1994            10,158                9,857                       10,107
03/31/1995            10,490               10,179                       10,447
06/30/1995            10,777               10,457                       10,782
09/30/1995            11,008               10,681                       10,944
12/31/1995            11,226               10,893                       11,219
03/31/1996            11,238               10,887                       11,256
06/30/1996            11,361               10,993                       11,370
09/30/1996            11,546               11,159                       11,558
12/31/1996            11,791               11,382                       11,778
03/31/1997            11,845               11,421                       11,855
06/30/1997            12,101               11,654                       12,117
09/30/1997            12,341               11,872                       12,354
12/31/1997            12,505               12,015                       12,562
03/31/1998            12,708               12,196                       12,746
06/30/1998            12,914               12,379                       12,941
09/30/1998            13,240               12,677                       13,339
12/31/1998            13,334               12,752                       13,441
03/31/1999            13,491               12,887                       13,521
06/30/1999            13,581               12,958                       13,598
09/30/1999            13,757               13,110                       13,770
12/31/1999            13,876               13,208                       13,852
03/31/2000            14,057               13,365                       14,026
06/30/2000            14,285               13,566                       14,267
09/30/2000            14,623               13,871                       14,567
12/31/2000            15,023               14,233                       14,960
03/31/2001            15,437               14,624                       15,373
06/30/2001            15,613               14,758                       15,553
09/30/2001            16,116               15,216                       16,079
12/31/2001            16,183               15,276                       16,201
03/31/2002            16,224               15,282                       16,203
06/30/2002            16,587               15,605                       16,587
09/30/2002            16,973               15,966                       16,987
12/31/2002            17,143               16,096                       17,134
03/31/2003            17,241               16,174                       17,235
06/30/2003            17,413               16,337                       17,358
09/30/2003            17,453               16,360                       17,432
12/31/2003            17,466               16,358                       17,459
03/31/2004            17,631               16,482                       17,633

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------

                           Average Annual Total Return

                                    1 Year      3 Year     5 Year     10 Year
                                  ----------  ---------  ---------  ----------

BlackRock Class                       2.42%       4.65%      5.64%      5.93%
Institutional Class                   2.26%       4.53%      5.50%      5.83%
Service Class                         1.96%       4.22%      5.19%      5.57%
Investor A Class (Load Adjusted)     (1.18)%      3.02%      4.40%      5.12%
Investor A Class (NAV)                1.91%       4.07%      5.04%      5.44%
Investor B Class (Load Adjusted)     (3.43)%      2.19%      3.90%      4.85%
Investor B Class (NAV)                1.04%       3.29%      4.24%      4.85%
Investor C Class (Load Adjusted)      0.05%       3.29%      4.24%      4.85%
Investor C Class (NAV)                1.04%       3.29%      4.24%      4.85%

--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 7/17/92; SERVICE SHARES, 1/12/96; INVESTOR A SHARES, 1/12/96; INVESTOR B SHARES, 11/18/96; INVESTOR C SHARES, 2/24/97; AND BLACKROCK SHARES, 6/3/97. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH /+/ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                    INTERMEDIATE GOVERNMENT BOND PORTFOLIO

Total Net Assets (3/31/04) $ 313.0 million


Performance Benchmark

     Lehman Brothers Intermediate Government Index

Investment Approach

     Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in the highest rated government and agency bonds that allow it to maintain an average portfolio duration that is within (+or-) 20% of the Lehman Brothers Intermediate Government Index. The Portfolio normally invests in bonds that are issued or guaranteed by the U.S. Government and its agencies. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities ("ABS") and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity

     o After initially rising in October due to stronger economic data, interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter. By year-end 2003, the yield of the 5-year Treasury had risen by 0.42% from its September 30th level. While most measures of economic activity were improving, the combination of benign inflation and anemic job growth convinced the Federal Reserve that its accommodative monetary posture could be maintained "for a considerable period". During the first quarter of 2004, additional employment data disappointments and renewed terrorism fears began to shake investor confidence in the sustainability of the economic recovery. As a result, 5-year Treasury yields declined by 0.47% over the three-month period. Without a clear trend of strengthening economic indicators, the Fed maintained the status quo. By quarter-end, the Fed Funds Target Rate had remained unchanged at 1.00% for nine consecutive months.

     o All share classes of the Portfolio underperformed the benchmark for the semi-annual period. During the first half of the period, the Portfolio benefited from its allocations to residential mortgage-backed securities, ABS and commercial mortgage-backed securities ("CMBS") as the sectors returned 0.84%, 0.40% and 0.61% over duration adjusted Treasuries, respectively. The Portfolio also benefited sightly from its yield curve positioning.

     o During the second half of the period, the Portfolio's short duration versus its benchmark and its yield curve positioning detracted from performance. The Portfolio benefited from its allocations to residential mortgage-backed securities, ABS and CMBS as the sectors returned 0.31%, 0.69%, and 0.27% over duration-adjusted Treasuries, respectively.

     o After a difficult summer, mortgages were able to recover somewhat during the fourth quarter of 2003 as bank demand for spread in a low interest rate environment supported valuations. Although short-term technicals remain strong, we believe the mortgage-backed securities sector appears fully valued, and vulnerable to either a large move in interest rates or a change in bank appetite. During the period, the Portfolio's mortgage holdings favored more defensive floating rate securities and seasoned pass-throughs.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE GOVERNMENT BOND PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX
                            FOR THE PAST TEN YEARS.


                                  [LINE CHART]

                 Institutional          Investor A     Lehman Brothers Intermediate Government Index
                 -------------          ----------     ---------------------------------------------
03/31/1994          $ 10,000              $ 9,597                         $ 10,000
06/30/1994             9,877                9,473                            9,944
09/30/1994             9,926                9,512                           10,019
12/31/1994             9,901                9,483                           10,010
03/31/1995            10,345                9,902                           10,427
06/30/1995            10,783               10,313                           10,915
09/30/1995            10,946               10,462                           11,083
12/31/1995            11,266               10,767                           11,454
03/31/1996            11,206               10,687                           11,376
06/30/1996            11,274               10,739                           11,453
09/30/1996            11,474               10,917                           11,649
12/31/1996            11,763               11,178                           11,919
03/31/1997            11,760               11,163                           11,915
06/30/1997            12,089               11,461                           12,248
09/30/1997            12,401               11,744                           12,561
12/31/1997            12,672               11,986                           12,839
03/31/1998            12,860               12,150                           13,032
06/30/1998            13,108               12,370                           13,273
09/30/1998            13,620               12,838                           13,892
12/31/1998            13,637               12,839                           13,927
03/31/1999            13,660               12,846                           13,889
06/30/1999            13,588               12,763                           13,862
09/30/1999            13,722               12,874                           14,002
12/31/1999            13,750               12,898                           13,996
03/31/2000            13,974               13,079                           14,225
06/30/2000            14,215               13,303                           14,484
09/30/2000            14,620               13,666                           14,872
12/31/2000            15,159               14,153                           15,462
03/31/2001            15,645               14,589                           15,926
06/30/2001            15,709               14,646                           15,992
09/30/2001            16,505               15,384                           16,786
12/31/2001            16,487               15,334                           16,763
03/31/2002            16,474               15,304                           16,719
06/30/2002            17,064               15,833                           17,366
09/30/2002            17,822               16,515                           18,202
12/31/2002            17,980               16,643                           18,380
03/31/2003            18,138               16,785                           18,550
06/30/2003            18,466               17,051                           18,863
09/30/2003            18,373               16,945                           18,838
12/31/2003            18,328               16,900                           18,800
03/31/2004            18,684               17,208                           19,215

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                    1 Year      3 Year     5 Year     10 Year
                                  ----------  ---------  ---------  ----------

Institutional Class                   3.01%       6.10%      6.46%      6.45%
Service Class                         2.70%       5.75%      6.13%      6.13%
Investor A Class (Load Adjusted)     (1.59)%      4.23%      5.17%      5.58%
Investor A Class (NAV)                2.52%       5.66%      6.02%      6.01%
Investor B Class (Load Adjusted)     (2.67)%      3.75%      4.85%      5.40%
Investor B Class (NAV)                1.76%       4.82%      5.18%      5.40%
Investor C Class (Load Adjusted)      0.77%       4.85%      5.20%      5.41%
Investor C Class (NAV)                1.76%       4.85%      5.20%      5.41%
--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/20/92; INVESTOR A SHARES, 5/11/92; SERVICE SHARES, 7/29/93; INVESTOR C SHARES, 10/8/96; AND INVESTOR B SHARES, 10/11/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH /+/ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                          INTERMEDIATE BOND PORTFOLIO

Total Net Assets (3/31/04): $991.3 million


Performance Benchmark

     Lehman Brothers Intermediate Government/Credit Index

Investment Approach

     Seeks to maximize total return, consistent with income generation and prudent investment management by investing primarily in bonds that allow it to maintain an average portfolio duration that is within (+or-) 20% of the Lehman Brothers Intermediate Government/Credit Index. The Portfolio normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity

     o After initially rising in October due to stronger economic data, interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter. By year-end 2003, the yield of the 5-year Treasury had risen by 0.42% from its September 30th level. While most measures of economic activity were improving, the combination of benign inflation and anemic job growth convinced the Federal Reserve that its accommodative monetary posture could be maintained "for a considerable period". During the first quarter of 2004, additional employment data disappointments and renewed terrorism fears began to shake investor confidence in the sustainability of the economic recovery. As a result, 5-year Treasury yields declined by 0.47% over the three-month period. Without a clear trend of strengthening economic indicators, the Fed maintained the status quo. By quarter-end, the Fed Funds Target Rate had remained unchanged at 1.00% for nine consecutive months.

     o All share classes of the Portfolio underperformed the benchmark for the semi-annual period. During the first half of the period, the Portfolio suffered from its underweight in corporates, which returned 1.05% over duration-adjusted Treasuries during the fourth quarter. The Portfolio's yield curve positioning also detracted from performance as yield differentials between the 2- and 10-year segments of the yield curve decreased. On the positive side, the Portfolio's allocations to residential mortgages, asset-backed securities ("ABS") and commercial mortgage-backed securities ("CMBS") added to performance as the sectors returned 0.84%, 0.40% and 0.61%, over duration adjusted Treasuries, respectively.

     o While yield maximization strategies continued to dominate during January, as they had through much of 2003, greater caution emerged over the latter part of the quarter. Corporate bonds underperformed Treasuries in March, the first month in over a year. Caution was less evident in other higher quality spread sectors as financial institutions continued to take advantage of the cheap cost of funds to increase positions in agencies, residential mortgages, corporates, ABS and CMBS. The Portfolio's allocations to agencies, residential mortgages, ABS, and CMBS added to performance in the second half of the period as the sectors returned 0.27%, 0.31%, 0.69%, and 0.27% over duration-adjusted Treasuries, respectively. Although security selection within corporates aided performance, the Portfolio's overall underweight in the sector detracted from performance. The main detractor from performance, however, was the Portfolio's duration positioning. Also detracting from performance was the Portfolio's large weighting in the 3-year segment of the yield curve. At the end of the period, the Portfolio was short duration versus its benchmark and positioned to take advantage of moderate yield curve flattening.

     o During the period, the Portfolio had a historically low allocation to mortgages, favoring adjustable rate mortgages and seasoned pass-throughs. The Portfolio was also underweight corporates, with holdings concentrated in the finance sector.


 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE BOND PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX FOR THE
                                PAST TEN YEARS.





                                  [LINE CHART]

                 Institutional          Investor A     Lehman Brothers Intermediate Government/Credit Index
                 -------------          ----------     ----------------------------------------------------
03/31/1994          $ 10,000              $ 9,599                            $ 10,000
06/30/1994             9,917                9,512                               9,940
09/30/1994             9,982                9,566                              10,021
12/31/1994             9,970                9,549                              10,010
03/31/1995            10,383                9,939                              10,448
06/30/1995            10,853               10,380                              10,970
09/30/1995            11,056               10,556                              11,151
12/31/1995            11,424               10,898                              11,542
03/31/1996            11,335               10,811                              11,447
06/30/1996            11,418               10,878                              11,518
09/30/1996            11,620               11,057                              11,723
12/31/1996            11,916               11,325                              12,010
03/31/1997            11,910               11,306                              11,997
06/30/1997            12,263               11,628                              12,350
09/30/1997            12,596               11,929                              12,683
12/31/1997            12,822               12,130                              12,955
03/31/1998            13,025               12,307                              13,156
06/30/1998            13,258               12,512                              13,404
09/30/1998            13,705               12,919                              14,005
12/31/1998            13,731               12,929                              14,046
03/31/1999            13,805               12,984                              14,020
06/30/1999            13,747               12,914                              13,965
09/30/1999            13,855               13,000                              14,093
12/31/1999            13,866               12,995                              14,100
03/31/2000            14,103               13,186                              14,312
06/30/2000            14,358               13,410                              14,555
09/30/2000            14,810               13,831                              14,974
12/31/2000            15,354               14,322                              15,527
03/31/2001            15,879               14,795                              16,053
06/30/2001            15,971               14,848                              16,161
09/30/2001            16,768               15,571                              16,905
12/31/2001            16,718               15,523                              16,919
03/31/2002            16,761               15,545                              16,881
06/30/2002            17,289               16,016                              17,482
09/30/2002            18,061               16,711                              18,273
12/31/2002            18,402               17,012                              18,583
03/31/2003            18,710               17,282                              18,863
06/30/2003            19,247               17,745                              19,376
09/30/2003            19,217               17,719                              19,372
12/31/2003            19,204               17,710                              19,384
03/31/2004            19,643               18,081                              19,863


                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                   1 Year       3 Year     5 Year     10 Year
                                  ---------   ---------  ---------   --------
BlackRock Class                       5.26%       7.55%      7.49%      7.09%
Institutional Class                   4.99%       7.35%      7.31%      6.98%
Service Class                         4.78%       7.07%      7.01%      6.68%
Investor A Class (Load Adjusted)      0.45%       5.45%      5.98%      6.10%
Investor A Class (NAV)                4.63%       6.92%      6.85%      6.54%
Investor B Class (Load Adjusted)     (0.57)%      5.07%      5.73%      6.05%
Investor B Class (NAV)                3.84%       6.12%      6.05%      6.05%
Investor C Class (Load Adjusted)      2.96%       6.11%      6.07%      6.06%
Investor C Class (NAV)                3.94%       6.11%      6.07%      6.06%
-------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 9/17/93; SERVICE SHARES, 9/23/93; INVESTOR A SHARES, 5/20/94; INVESTOR B SHARES, 2/5/98; BLACKROCK SHARES, 5/1/98 AND INVESTOR C SHARES, 10/16/98. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH /+/ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                       CORE BOND TOTAL RETURN PORTFOLIO

Total Net Assets (3/31/04): $2.7 billion


Performance Benchmark

     Lehman Brothers U.S. Aggregate Index

Investment Approach

     Seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index by investing primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within (+or-) 20% of the index. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities and corporate bonds. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity

     o After initially rising in October due to stronger economic data, interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter. By year-end 2003, the yield of the 10-year Treasury had risen by 0.31% from its September 30th level. While most measures of economic activity were improving, the combination of benign inflation and anemic job growth convinced the Federal Reserve that its accommodative monetary posture could be maintained "for a considerable period". During the first quarter of 2004, additional employment data disappointments and renewed terrorism fears began to shake investor confidence in the sustainability of the economic recovery. As a result, 10-year Treasury yields declined by 0.41% over the three-month period. Without a clear trend of strengthening economic indicators, the Fed maintained the status quo. By quarter-end, the Fed Funds Target Rate had remained unchanged at 1.00% for nine consecutive months.

     o All share classes of the Portfolio underperformed the benchmark for the semi-annual period. For the first half of the period, the Portfolio's yield curve positioning contributed negatively to performance. The Portfolio also suffered from its underweight in the corporate and mortgage sectors, which returned 1.05% and 0.84%, respectively, over duration-adjusted Treasuries. Security selection within both the corporate and mortgage sectors was additive to performance, specifically a bias towards 15-year maturities within mortgages and holdings in autos and cable media sectors within corporates. Further benefiting performance was the Portfolio's overweight in commercial mortgage-backed securities ("CMBS"), which returned 0.61% over duration-adjusted Treasuries. The Portfolio's allocation to non-dollar contributed to relative performance. Yields fell in Europe relative to the U.S. as economic growth disparities between Europe and the U.S. increased, largely due to the strengthening Euro.

     o During the second half of the period, the Portfolio held a short duration position relative to its benchmark, which was the most significant detractor from relative performance. Additionally, the Portfolio was positioned to take advantage of decreasing yield differentials between the 10- and 20-year segments of the yield curve, resulting in a slightly negative impact on the Portfolio's return. The Portfolio also suffered from its underweight in the mortgage sector, which returned 0.31% over duration-adjusted Treasuries. Security selection within corporate and agency issues were the most significant contributors to relative performance. Security selection within autos was also positive. The Portfolio benefited from its overweight in CMBS and asset-backed securities, which returned 0.27% and 0.69%, respectively, over duration-adjusted Treasuries. In the agency sector, the allocation to callable debentures later in the period was positive for returns. The Portfolio also held a significant allocation to non-dollar assets throughout the quarter, which did not meaningfully impact relative performance.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CORE BOND TOTAL RETURN PORTFOLIO AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FOR THE PAST TEN
                                     YEARS.

                                  [LINE CHART]

                 Institutional          Investor A     Lehman Brothers U.S. Aggregate Index
                 -------------          ----------     ------------------------------------
03/31/1994          $ 10,000              $ 9,600                    $ 10,000
06/30/1994             9,904                9,507                       9,897
09/30/1994             9,981                9,582                       9,958
12/31/1994            10,031                9,630                       9,995
03/31/1995            10,517               10,096                      10,499
06/30/1995            11,135               10,689                      11,139
09/30/1995            11,354               10,900                      11,358
12/31/1995            11,855               11,380                      11,842
03/31/1996            11,575               11,100                      11,631
06/30/1996            11,644               11,152                      11,697
09/30/1996            11,876               11,362                      11,913
12/31/1996            12,283               11,737                      12,270
03/31/1997            12,249               11,691                      12,202
06/30/1997            12,658               12,068                      12,651
09/30/1997            13,068               12,444                      13,073
12/31/1997            13,391               12,736                      13,458
03/31/1998            13,608               12,928                      13,666
06/30/1998            13,930               13,218                      13,985
09/30/1998            14,450               13,693                      14,577
12/31/1998            14,484               13,710                      14,626
03/31/1999            14,464               13,675                      14,551
06/30/1999            14,322               13,525                      14,423
09/30/1999            14,426               13,607                      14,522
12/31/1999            14,394               13,561                      14,504
03/31/2000            14,755               13,885                      14,824
06/30/2000            15,009               14,092                      15,082
09/30/2000            15,478               14,531                      15,537
12/31/2000            16,155               15,149                      16,190
03/31/2001            16,637               15,599                      16,682
06/30/2001            16,656               15,599                      16,776
09/30/2001            17,496               16,366                      17,549
12/31/2001            17,479               16,331                      17,557
03/31/2002            17,486               16,318                      17,574
06/30/2002            18,121               16,891                      18,223
09/30/2002            18,784               17,470                      19,058
12/31/2002            19,171               17,832                      19,358
03/31/2003            19,472               18,079                      19,627
06/30/2003            19,990               18,543                      20,118
09/30/2003            19,946               18,504                      20,089
12/31/2003            19,997               18,516                      20,152
03/31/2004            20,453               18,922                      20,688

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                     1 Year      3 Year     5 Year     10 Year
                                    ---------  ---------  ---------  ----------
BlackRock Class                        5.19%       7.35%      7.38%      7.55%
Institutional Class                    5.04%       7.13%      7.18%      7.42%
Service Class                          4.72%       6.81%      6.86%      7.16%
Investor A Class (Load Adjusted)       0.45%       5.20%      5.85%      6.59%
Investor A Class (NAV)                 4.67%       6.65%      6.71%      7.02%
Investor B Class (Load Adjusted)      (0.52)%      4.84%      5.60%      6.38%
Investor B Class (NAV)                 3.88%       5.89%      5.92%      6.38%
Investor C Class (Load Adjusted)       2.91%       5.93%      5.94%      6.39%
Investor C Class (NAV)                 3.88%       5.93%      5.94%      6.39%
--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 12/9/92; SERVICE SHARES,
1/12/96; INVESTOR A SHARES, 1/31/96; INVESTOR B SHARES, 3/18/96; INVESTOR C SHARES, 2/28/97; AND BLACKROCK SHARES, 5/1/97. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH /+/ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                       CORE PLUS TOTAL RETURN PORTFOLIO

Total Net Assets (3/31/04):  $311.9 million


Performance Benchmark
Lehman Brothers U.S. Aggregate Index


Investment Approach

     Seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index by investing primarily in bonds that allow it to maintain an average portfolio duration that is within (+or-) 20% of the benchmark. The portfolio management team invests primarily in dollar-denominated investment grade bonds but may invest up to 20% of its assets in any combination on non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities and corporate bonds. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity

     o After initially rising in October due to stronger economic data, interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter. By year-end 2003, the yield of the 10-year Treasury had risen by 0.31% from its September 30th level. While most measures of economic activity were improving, the combination of benign inflation and anemic job growth convinced the Federal Reserve that its accommodative monetary posture could be maintained "for a considerable period". During the first quarter of 2004, additional employment data disappointments and renewed terrorism fears began to shake investor confidence in the sustainability of the economic recovery. As a result, 10-year Treasury yields declined by 0.41% over the three-month period. Without a clear trend of strengthening economic indicators, the Fed maintained the status quo. By quarter-end, the Fed Funds Target Rate had remained unchanged at 1.00% for nine consecutive months.

     o All share classes of the Portfolio underperformed the benchmark for the semi-annual period. During the first half of the period, yield curve positioning was a negative for performance. In addition, the Portfolio suffered from its underweight in the corporate and mortgage sectors, which returned 1.05% and 0.84%, respectively, over duration-adjusted Treasuries. Security selection within the mortgage sector was additive to performance, specifically a bias towards 15-year maturities. The Portfolio's allocation to non-dollar also contributed to relative performance. Yields fell in Europe relative to the U.S. as economic growth disparities between Europe and the U.S. increased, largely due to the strengthening Euro. The Portfolio's allocations to the below-investment grade sectors of high-yield and emerging markets were the largest positive contributors to performance. Both sectors continued to benefit as investors moved down the credit curve in search of higher yielding assets.

     o The Portfolio held a short duration position relative to its benchmark, which was the most significant detractor from relative performance for the second half of the period. Additionally, the Portfolio was positioned to take advantage of decreasing yield differentials between the 10- and 20-year segments of the yield curve, resulting in a slightly negative impact on the Portfolio's return. The Portfolio suffered from its underweight in the mortgage sector, which returned 31 bps over duration-adjusted Treasuries. Despite a significant allocation to non-dollar assets, spreads were relatively unchanged over the quarter and the allocation did not meaningfully impact relative performance. Security selection within corporate and agency issues was the most significant positive contributor to performance. In the agency sector, the Portfolio's allocation to callable debentures later in the period was positive for returns.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CORE PLUS TOTAL
       RETURN PORTFOLIO AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FROM
                 INCEPTION AND AT EACH SEMI-ANNUAL PERIOD END.

                                  [LINE CHART]

                 Institutional          Investor A     Lehman Brothers U.S. Aggregate Index
                 -------------          ----------     ------------------------------------
12/07/2001          $ 10,000              $ 9,597                    $ 10,000
12/31/2001            10,098                9,691                      10,086
03/31/2002            10,061                9,648                      10,095
06/30/2002            10,358                9,921                      10,468
09/30/2002            10,721               10,257                      10,948
12/31/2002            10,992               10,507                      11,120
03/31/2003            11,143               10,642                      11,275
06/30/2003            11,489               10,963                      11,557
09/30/2003            11,455               10,921                      11,540
12/31/2003            11,492               10,957                      11,576
03/31/2004            11,705               11,172                      11,884

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                        1 Year         From Inception
                                     ------------     ---------------
BlackRock Class                           5.51%             7.35%
Institutional Class                       5.05%             7.05%
Service Class                             5.54%             7.20%
Investor A Class (Load Adjusted)          0.81%             4.91%
Investor A Class (NAV)                    4.98%             6.80%
Investor B Class (Load Adjusted)         (0.30)%            4.69%
Investor B Class (NAV)                    4.20%             6.10%
Investor C Class (Load Adjusted)          3.00%             6.01%
Investor C Class (NAV)                    4.00%             6.01%
--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 12/7/01. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH /+/ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                          GOVERNMENT INCOME PORTFOLIO

Total Net Assets (3/31/04): $215.7 million

Performance Benchmark

     Lehman Brothers Mortgage/Merrill Lynch 10-Year Treasury Index

Investment Approach

     Seeks to maximize total return, consistent with income generation and prudent investment management by investing primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. Securities purchased for the Portfolio are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the management team to be of similar quality. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities ("MBS"), collateralized mortgage obligations ("CMOs"), asset-backed securities and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity

     o After initially rising in October due to stronger economic data, interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter. By year-end 2003, the yield of the 10-year Treasury had risen by 0.31% from its September 30th level. While most measures of economic activity were improving, the combination of benign inflation and anemic job growth convinced the Federal Reserve that its accommodative monetary posture could be maintained "for a considerable period". During the first quarter of 2004, additional employment data disappointments and renewed terrorism fears began to shake investor confidence in the sustainability of the economic recovery. As a result, 10-year Treasury yields declined by 0.41% over the three-month period. Without a clear trend of strengthening economic indicators, the Fed maintained the status quo. By quarter-end, the Fed Funds Target Rate had remained unchanged at 1.00% for nine consecutive months.

     o The Portfolio's BlackRock and Investor A class shares outperformed the benchmark for the semi-annual period. The other share classes underperformed the benchmark. During the first half of the period, the Portfolio benefited from its overweight in residential MBS, as well as its allocations to agencies and CMOs. During the second half of the period. The Portfolio was short duration versus its benchmark and was structured in anticipation of decreasing yield differentials across the yield curve, both of which negatively impacted performance. During the period, the Portfolio benefited from its overweight in residential MBS, as the sector returned 0.31% over duration-adjusted Treasuries. The Portfolio also benefited from its allocation to agencies, which returned 0.27% over duration-adjusted Treasuries. During the quarter, the Portfolio sold agencies as valuations provided for an attractive opportunity and bought mortgages.

     o After a difficult summer, mortgages were able to recover somewhat during the fourth quarter of 2003 as bank demand for spread in a low interest rate environment supported valuations. Although short-term technicals remain strong, we believe the mortgage-backed securities sector appears fully valued, and vulnerable to either a large move in interest rates or a change in bank appetite. During the period, the Portfolio's mortgage holdings favored lower coupons and 30-years over 15-years.

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GOVERNMENT INCOME
    PORTFOLIO AND THE LEHMAN BROTHERS MORTGAGE/MERRILL LYNCH 10-YEAR TREASURY
            INDEX FROM INCEPTION AND AT EACH SEMI-ANNUAL PERIOD END.

                                        [LINE CHART]

                    Investor A     Lehman Brothers Mortgage/Merrill Lynch 10 Year Treasury In
                    ----------     ----------------------------------------------------------
10/03/1994            $ 9,551                               $ 10,000
12/31/1994              9,543                                 10,079
03/31/1995             10,026                                 10,632
06/30/1995             10,720                                 11,382
09/30/1995             10,916                                 11,586
12/31/1995             11,360                                 12,110
03/31/1996             11,134                                 11,829
06/30/1996             11,163                                 11,829
09/30/1996             11,400                                 12,049
12/31/1996             11,747                                 12,436
03/31/1997             11,721                                 12,308
06/30/1997             12,179                                 12,831
09/30/1997             12,595                                 13,285
12/31/1997             12,983                                 13,722
03/31/1998             13,190                                 13,928
06/30/1998             13,518                                 14,241
09/30/1998             13,997                                 15,085
12/31/1998             14,022                                 15,076
03/31/1999             13,903                                 14,907
06/30/1999             13,701                                 14,631
09/30/1999             13,801                                 14,726
12/31/1999             13,705                                 14,578
03/31/2000             14,000                                 14,972
06/30/2000             14,306                                 15,249
09/30/2000             14,820                                 15,651
12/31/2000             15,546                                 16,472
03/31/2001             15,989                                 16,850
06/30/2001             15,952                                 16,748
09/30/2001             17,064                                 17,696
12/31/2001             16,967                                 17,502
03/31/2002             16,956                                 17,413
06/30/2002             17,900                                 18,227
09/30/2002             19,037                                 19,480
12/31/2002             19,265                                 19,552
03/31/2003             19,461                                 19,897
06/30/2003             19,953                                 20,311
09/30/2003             19,863                                 20,185
12/31/2003             19,851                                 20,140
03/31/2004             20,482                                 20,799

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                 1 Year      3 Year     5 Year    From Inception
                                ---------  ----------  --------  ---------------
BlackRock Class                    5.89%       8.89%      8.23%        8.46%
Investor A Class (Load Adjusted)   0.54%       6.94%      7.06%        7.85%
Investor A Class (NAV)             5.24%       8.60%      8.06%        8.37%
Investor B Class (Load Adjusted)  (0.03)%      6.79%      6.95%        7.58%
Investor B Class (NAV)             4.46%       7.80%      7.26%        7.58%
Investor C Class (Load Adjusted)   3.38%       7.78%      7.22%        7.56%
Investor C Class (NAV)             4.37%       7.78%      7.22%        7.56%
--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 10/3/94; INVESTOR B SHARES, 10/3/94; INVESTOR C SHARES, 2/28/97; AND BLACKROCK SHARES, 2/10/03. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED. THE PERFORMANCE SHOWN IN THE LINE GRAPH IS THAT OF INVESTOR A SHARES OF THE PORTFOLIO. EXCLUDING THE EFFECTS OF SALES CHARGES, THE ACTUAL PERFORMANCE OF INVESTOR B AND INVESTOR C SHARES IS LOWER THAN THE PERFORMANCE OF INVESTOR A SHARES BECAUSE INVESTOR B AND INVESTOR C SHARES HAVE HIGHER EXPENSES THAN INVESTOR A SHARES. PURCHASES OF INVESTOR A SHARES GENERALLY PAY A FRONT-END SALES CHARGE, WHILE PURCHASERS OF INVESTOR B AND INVESTOR C SHARES MAY PAY A CONTINGENT DEFERRED SALES CHARGE (DEPENDING ON HOW LONG THEY HOLD THEIR SHARES) WHEN THEY SELL THEIR SHARES.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                GNMA PORTFOLIO

Total Net Assets (3/31/04): $278.4 million

Performance Benchmark

     Lehman Brothers GNMA MBS Index

Investment Approach

     Seeks to maximize total return, consistent with income generation and prudent investment management by investing primarily in securities issued by the Government National Mortgage Association ("GNMA") as well as other U.S. Government securities in the five to ten year maturity range. Securities purchased by the Portfolio are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the portfolio management team to be of similar quality. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity

     o After initially rising in October due to stronger economic data, interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter. By year-end 2003, the yield of the 10-Year Treasury had risen by 0.31% from its September 30th level. While most measures of economic activity were improving, the combination of benign inflation and anemic job growth convinced the Federal Reserve that its accommodative monetary posture could be maintained "for a considerable period". During the first quarter of 2004, additional employment data disappointments and renewed terrorism fears began to shake investor confidence in the sustainability of the economic recovery. As a result, 10-Year Treasury yields declined by 0.41% over the three-month period. Without a clear trend of strengthening economic indicators, the Fed maintained the status quo. By quarter-end, the Fed Funds Target Rate had remained unchanged at 1.00% for nine consecutive months.

     o All share classes of the Portfolio underperformed the benchmark for the semi-annual period. Marked volatility in interest rates impacted mortgage investors during the first half of the period. While the Lehman MBS Index duration was approximately 1 year as of June 30, 2003, the subsequent rise in rates extended duration to 3 years by the end of December. The increase in rates also impacted refinancing activity. After hitting a high of 9978 at the end of May, the MBA Refinancing Index generally fell through the second half of 2003.

     o During the first half of the period, the Portfolio benefited from its overweight in agency securities. The Portfolio's bias towards 15-year issues also aided performance, as did its allocation to collateralized mortgage obligations ("CMOs"). On the other hand, the Portfolio suffered from its underweight in residential mortgage-backed securities ("MBS"), as the group outperformed duration-adjusted Treasuries. As of December 31, the Portfolio was short duration versus its benchmark and was positioned to take advantage of moderately decreasing yield differentials across the yield curve. It also increased its allocation to Freddie Mac issues due to the collapse in prepayment speed differentials between Fannie Mae and Freddie Mac.

     o Mortgages outperformed duration-adjusted Treasuries in the second half of the period as bank demand for spread in a low rate environment continued to support valuations. Again, the Portfolio suffered from its underweight in the residential MBS sector, however its bias towards 15-year issues and lower coupon securities aided performance, as did its allocation to CMOs.
Prepayments rose again during the second half of the period, and the MBA Refinancing Index closed March at 4860, the highest month-end reading since July. Since December 31, the fixed rate mortgage market has increased from 26% to approximately 65% refinanceable. The Portfolio also benefited from its allocation to agency securities, most of which were sold during the quarter as valuations provided for an attractive opportunity. The Portfolio's positioning in anticipation of decreasing yield differentials between the long and short ends of the yield curve detracted from performance.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GNMA PORTFOLIO AND
           THE LEHMAN BROTHERS GNMA MBS INDEX FOR THE PAST TEN YEARS.

                                    [LINE CHART]

                 Institutional          Investor A     Lehman Brothers GNMA MBS Index
                 -------------          ----------     ------------------------------
03/31/1994          $ 10,000              $ 9,602                 $ 10,000
06/30/1994             9,895                9,490                    9,945
09/30/1994             9,940                9,522                   10,027
12/31/1994            10,021                9,589                   10,094
03/31/1995            10,580               10,112                   10,626
06/30/1995            11,193               10,686                   11,189
09/30/1995            11,417               10,887                   11,439
12/31/1995            11,795               11,233                   11,814
03/31/1996            11,690               11,121                   11,778
06/30/1996            11,781               11,194                   11,861
09/30/1996            12,003               11,391                   12,110
12/31/1996            12,348               11,705                   12,467
03/31/1997            12,360               11,703                   12,484
06/30/1997            12,839               12,143                   12,970
09/30/1997            13,231               12,499                   13,353
12/31/1997            13,544               12,780                   13,655
03/31/1998            13,783               12,989                   13,876
06/30/1998            14,082               13,253                   14,110
09/30/1998            14,406               13,543                   14,470
12/31/1998            14,569               13,680                   14,599
03/31/1999            14,681               13,769                   14,745
06/30/1999            14,514               13,596                   14,683
09/30/1999            14,646               13,704                   14,816
12/31/1999            14,610               13,654                   14,880
03/31/2000            14,923               13,931                   15,170
06/30/2000            15,287               14,253                   15,492
09/30/2000            15,772               14,673                   15,957
12/31/2000            16,341               15,247                   16,533
03/31/2001            16,835               15,689                   16,979
06/30/2001            16,992               15,816                   17,198
09/30/2001            17,796               16,542                   17,859
12/31/2001            17,966               16,696                   17,892
03/31/2002            18,168               16,864                   18,083
06/30/2002            18,794               17,422                   18,670
09/30/2002            19,206               17,782                   19,176
12/31/2002            19,550               18,079                   19,447
03/31/2003            19,688               18,185                   19,610
06/30/2003            19,887               18,346                   19,717
09/30/2003            19,973               18,404                   19,800
12/31/2003            20,179               18,571                   20,002
03/31/2004            20,442               18,790                   20,319

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                      1Year      3 Year     5 Year     10 Year
                                    ---------   --------   --------   --------
BlackRock Class                        3.88%       6.71%      6.86%      7.42%
Institutional Class                    3.83%       6.68%      6.84%      7.41%
Service Class                          3.42%       6.33%      6.51%      7.08%
Investor A Class (Load Adjusted)      (0.84)%      4.76%      5.54%      6.51%
Investor A Class (NAV)                 3.33%       6.20%      6.41%      6.94%
Investor B Class (Load Adjusted)      (1.83)%      4.38%      5.25%      6.13%
Investor B Class (NAV)                 2.57%       5.43%      5.57%      6.13%
Investor C Class (Load Adjusted)       1.49%       5.40%      5.54%      6.11%
Investor C Class (NAV)                 2.47%       5.40%      5.54%      6.11%
--------------------------------------------------------------------------------

IN CONNECTION WITH THE CONVERSION OF VARIOUS COMMON TRUST FUNDS MAINTAINED BY PNC BANK AND PNC BANK, DELAWARE ("PNC-DE"), AN AFFILIATE OF PNC BANK, INTO THE FUND BETWEEN MAY 1 AND MAY 15,1998 (THE "CTF CONVERSION"), THE GNMA PORTFOLIO WAS ESTABLISHED TO RECEIVE THE ASSETS OF THE GNMA FUND OF PNC BANK. PERFORMANCE INFORMATION PRESENTED FOR THIS PORTFOLIO INCLUDES PERFORMANCE FOR THE PREDECESSOR COMMON TRUST FUND WHICH TRANSFERRED ITS ASSETS AND LIABILITIES TO THE RELATED PORTFOLIO PURSUANT TO THE CTF CONVERSION. PERFORMANCE INFORMATION PRESENTED IS BASED UPON THE PERFORMANCE OF THE GNMA FUND FOR PERIODS PRIOR TO THE CTF CONVERSION. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH + ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                           MANAGED INCOME PORTFOLIO

Total Net Assets (3/31/04):  $901.0 million

Performance Benchmark

     Lehman Brothers U.S. Aggregate Index

Investment Approach

     Seeks to maximize total return, consistent with income generation and prudent investment management by investing primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within (+or-) 20% of the Lehman Brothers U.S. Aggregate Index. The Portfolio normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return. Recent Portfolio Management Activity

     o After initially rising in October due to stronger economic data, interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter. By year-end 2003, the yield of the 10-year Treasury had risen by 0.31% from its September 30th level. While most measures of economic activity were improving, the combination of benign inflation and anemic job growth convinced the Federal Reserve that its accommodative monetary posture could be maintained "for a considerable period". During the first quarter of 2004, additional employment data disappointments and renewed terrorism fears began to shake investor confidence in the sustainability of the economic recovery. As a result, 10-year Treasury yields declined by 0.41% over the three-month period. Without a clear trend of strengthening economic indicators, the Fed maintained the status quo. By quarter-end, the Fed Funds Target Rate had remained unchanged at 1.00% for nine consecutive months.

     o All share classes of the Portfolio underperformed the benchmark for the semi-annual period. For the first half of the period, the Portfolio's yield curve positioning contributed negatively to performance. The Portfolio also suffered from its underweight in the corporate and mortgage sectors, which returned 1.05% and 0.84%, respectively, over duration-adjusted Treasuries. Security selection within the corporate sector was additive to performance, specifically holdings in autos and cable media sectors. Further benefiting performance was the Portfolio's overweight in commercial mortgage-backed securities ("CMBS"), which returned 0.61% over duration-adjusted Treasuries. The Portfolio's allocation to non-dollar contributed to relative performance. Yields fell in Europe relative to the U.S. as economic growth disparities between Europe and the U.S. increased, largely due to the strengthening Euro.

     o During the second half of the period, the Portfolio held a short duration position relative to its benchmark, which was the most significant detractor from relative performance. Additionally, the Portfolio was positioned to take advantage of decreasing yield differentials between the 10- and 20-year segments of the yield curve, resulting in a slightly negative impact on the Portfolio's return. The Portfolio also suffered from its underweight in the mortgage sector, which returned 31 bps over duration-adjusted Treasuries. Security selection within corporate and agency issues were the most significant contributors to relative performance. Security selection within autos was also positive. The Portfolio benefited from its overweight in CMBS and asset-backed securities, which returned 0.27% and 0.69%, respectively, over Treasuries. In the agency sector, the allocation to callable debentures later in the period was positive for returns. The Portfolio also held a significant allocation to non-dollar assets throughout the quarter, which did not meaningfully impact relative performance.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MANAGED INCOME
     PORTFOLIO AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FOR THE PAST TEN
                                     YEARS.

                                        [LINE CHART]

                 Institutional          Investor A     Lehman Brothers U.S. Aggregate Index
                 -------------          ----------     ------------------------------------
03/31/1994          $ 10,000              $ 9,553                    $ 10,000
06/30/1994             9,819                9,371                       9,897
09/30/1994             9,844                9,383                       9,958
12/31/1994             9,893                9,419                       9,995
03/31/1995            10,366                9,860                      10,499
06/30/1995            10,957               10,409                      11,139
09/30/1995            11,150               10,579                      11,358
12/31/1995            11,623               11,015                      11,842
03/31/1996            11,391               10,782                      11,631
06/30/1996            11,439               10,813                      11,697
09/30/1996            11,633               10,984                      11,913
12/31/1996            12,023               11,339                      12,270
03/31/1997            11,988               11,293                      12,202
06/30/1997            12,419               11,686                      12,651
09/30/1997            12,826               12,054                      13,073
12/31/1997            13,160               12,354                      13,458
03/31/1998            13,353               12,520                      13,666
06/30/1998            13,703               12,834                      13,985
09/30/1998            14,012               13,108                      14,577
12/31/1998            14,119               13,193                      14,626
03/31/1999            14,127               13,185                      14,551
06/30/1999            13,983               13,035                      14,423
09/30/1999            14,091               13,120                      14,522
12/31/1999            14,033               13,051                      14,504
03/31/2000            14,334               13,315                      14,824
06/30/2000            14,581               13,543                      15,082
09/30/2000            15,055               13,953                      15,537
12/31/2000            15,707               14,553                      16,190
03/31/2001            16,195               14,988                      16,682
06/30/2001            16,246               15,018                      16,776
09/30/2001            17,071               15,747                      17,549
12/31/2001            17,068               15,726                      17,557
03/31/2002            17,046               15,687                      17,574
06/30/2002            17,661               16,234                      18,223
09/30/2002            18,235               16,742                      19,058
12/31/2002            18,694               17,144                      19,358
03/31/2003            18,979               17,384                      19,627
06/30/2003            19,525               17,864                      20,118
09/30/2003            19,512               17,831                      20,089
12/31/2003            19,551               17,845                      20,152
03/31/2004            19,987               18,222                      20,688

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                      1 Year      3 Year     5 Year     10 Year
                                    ----------  ----------  --------- ----------
Institutional Class                     5.32%       7.26%      7.19%      7.17%
Service Class                           5.00%       6.94%      6.87%      6.86%
Investor A Class (Load Adjusted)        0.09%       5.10%      5.71%      6.18%
Investor A Class (NAV)                  4.82%       6.73%      6.69%      6.67%
Investor B Class (Load Adjusted)       (0.35)%      4.92%      5.57%      6.14%
Investor B Class (NAV)                  4.03%       5.97%      5.89%      6.14%
Investor C Class (Load Adjusted)        3.17%       5.99%      5.86%      6.12%
Investor C Class (NAV)                  4.15%       5.99%      5.86%      6.12%
--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 11/1/89; INVESTOR A SHARES, 2/5/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 7/15/97; AND INVESTOR C SHARES, 11/22/99. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH + ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                         INTERNATIONAL BOND PORTFOLIO

Total Net Assets (3/31/04): $381.4 million

Performance Benchmark

     Citigroup Non-U.S.World Government Bond Index

Investment Approach

     Seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index by investing primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The Portfolio normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries.

Recent Portfolio Management Activity

     o All share classes of the Portfolio underperformed the benchmark for the semi-annual period. After initially rising in October due to stronger economic data, U.S. interest rates fluctuated in an increasingly narrow range over the balance of the fourth quarter of 2004. Canadian yields first rose in light of lower unemployment, growth in consumer prices and industrial purchasing and then fell in November and December. The Portfolio's overweight in Canada had a positive impact on performance during the first half of the period.

     o In Europe, yields generally tracked higher over the quarter. Although inflation remained at or below central bank targets, signs of growth came from the manufacturing sector and business confidence improved. The ECB kept rates at 2% during the fourth quarter of 2003. As yields improved, the Portfolio's overweight position in European bonds benefited performance. The Portfolio's overweight in U.K. bonds detracted from performance as yields rose during the first half of the period. The Portfolio remained underweight in Japan, given our belief that other global markets offer better value.

     o The Euro hit a series of historical highs in December, breaking through to 1.259 USD at year-end. The currency appreciated over 20% in 2003. The British Pound also appreciated strongly against the dollar, finishing the year at a high of 1.786 USD. Additionally, the yen appreciated to 107.22 by year-end. Given its unhedged nature, the Portfolio benefited from these appreciations.

     o During the second half of the period, there was a general decline in U.S. bond yields due to tepid job growth and renewed terrorism fears. The Portfolio's short duration positioning, particularly in the Dollar Bloc and Japan, was the primary cause of underperformance for the quarter.

     o Despite low inflation, a strong Euro, and a worsening employment situation, the ECB held rates at 2% throughout the first quarter of 2004. The Portfolio maintains positions in Euroland through German bunds as well as French and Spanish Treasuries. In Sweden, inflation remains low and unemployment continues to climb. The Portfolio maintains a position in Sweden in the 3 to 5-year part of the yield curve. We remain overweight the U.K. as valuations look attractive versus European counterparts. The Portfolio also maintains an allocation to Canada through 10-year Canadian bonds as the outlook for Canadian inflation continues to be very weak. In addition, the Portfolio moved from Australian to New Zealand bonds on the view that the Australian economy will benefit more from growth in Asia.

     o As the Portfolio is unhedged, investors gain exposure to general movements in the currency markets. For the most part, the Portfolio has the same currency positions as its benchmark. During the second half of the period, the Yen's relative strength offset the Euro's weakness. The Portfolio's active position long the British Pound versus the Euro also helped performance for the quarter.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL BOND
  PORTFOLIO AND THE CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX FOR THE PAST
                                   TEN YEARS.

                                  [LINE CHART]

                       Service          Investor A     Citigroup Non-U.S. World Government Bond Index
                    ----------          ----------     ----------------------------------------------
03/31/1994            $ 10,000            $ 9,502                         $ 10,000
06/30/1994               9,794              9,306                           10,170
09/30/1994               9,728              9,243                           10,338
12/31/1994               9,828              9,338                           10,397
03/31/1995              10,653             10,122                           11,898
06/30/1995              11,053             10,502                           12,480
09/30/1995              11,248             10,688                           12,177
12/31/1995              11,795             11,208                           12,429
03/31/1996              11,837             11,248                           12,219
06/30/1996              12,107             11,500                           12,268
09/30/1996              12,575             11,940                           12,667
12/31/1996              13,023             12,358                           12,936
03/31/1997              13,148             12,471                           12,188
06/30/1997              13,588             12,883                           12,533
09/30/1997              13,987             13,256                           12,559
12/31/1997              14,317             13,563                           12,385
03/31/1998              14,685             13,905                           12,436
06/30/1998              14,935             14,136                           12,643
09/30/1998              15,690             14,844                           13,858
12/31/1998              15,914             15,050                           14,588
03/31/1999              16,138             15,256                           13,882
06/30/1999              15,988             15,108                           13,259
09/30/1999              15,941             15,056                           14,070
12/31/1999              15,943             15,052                           13,848
03/31/2000              16,264             15,349                           13,688
06/30/2000              16,681             15,736                           13,579
09/30/2000              17,011             16,040                           12,965
12/31/2000              17,753             16,733                           13,484
03/31/2001              18,365             17,303                           12,823
06/30/2001              18,516             17,438                           12,570
09/30/2001              19,048             17,931                           13,544
12/31/2001              19,117             17,988                           13,007
03/31/2002              19,017             17,887                           12,764
06/30/2002              19,511             18,344                           14,547
09/30/2002              20,072             18,863                           14,960
12/31/2002              20,397             19,160                           15,867
03/31/2003              20,828             19,557                           16,459
06/30/2003              21,672             20,322                           17,151
09/30/2003              22,212             20,838                           17,623
12/31/2003              23,622             22,134                           18,805
03/31/2004              23,859             22,365                           19,100

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                      1 Year      3 Year     5 Year     10 Year
                                    ----------  ---------  ---------  ----------
Institutional Class                     15.00%      9.44%      8.46%      9.34%
Service Class                           14.55%      9.12%      8.14%      9.09%
Investor A Class (Load Adjusted)         8.61%      7.08%      6.85%      8.38%
Investor A Class (NAV)                  14.36%      8.93%      7.95%      8.94%
Investor B Class (Load Adjusted)         9.10%      7.15%      6.86%      8.30%
Investor B Class (NAV)                  13.60%      8.15%      7.17%      8.30%
Investor C Class (Load Adjusted)        12.59%      8.14%      7.20%      8.31%
Investor C Class (NAV)                  13.59%      8.14%      7.20%      8.31%
--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: SERVICE SHARES, 7/1/91; INVESTOR B SHARES, 4/19/96; INVESTOR A SHARES, 4/22/96; INSTITUTIONAL SHARES, 6/10/96; AND INVESTOR C SHARES, 9/11/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH * ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                           HIGH YIELD BOND PORTFOLIO

Total Net Assets (3/31/04): $647.1 million

Performance Benchmark

      Lehman Brothers U.S. Corporate High Yield Index

Investment Approach

     Seeks to maximize total return, consistent with income generation and prudent investment management by investing primarily in non-investment grade (or high yield) bonds, including convertible and preferred securities. The high yield securities purchased by the Portfolio will generally be in the lower rating categories of major rating agencies or will be determined by the portfolio management team to be of similar quality. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when the management team determines that they have the potential for above average total return.

Recent Portfolio Management Activity

     o High yield issues were the top-performing fixed income sector in 2003, with an excess return over duration-adjusted Treasuries of 26.42%. Each industry sector in the Index generated positive returns in 2003. Leading the extraordinary performance were highly distressed securities within the Caa-rated sector, which posted a 60.23% return for the year. The 10 largest issuers in the Index, many of which were last year's `fallen angels', contributed 821 basis points to the year's performance, or 28% of the total. During the first half of the semi-annual period, high yield issues returned 5.91% as risk appetite broadly increased on the back of improved economic data and strong corporate earnings.

     o BlackRock, Institutional, Service and Investor A class shares of the Portfolio outperformed the benchmark for the semi-annual period. The other share classes underperformed. The main drivers of performance for the period included the Portfolio's underweight in technology, its overweights in industrials and media cable and a bias towards B-rated issues. During the first half of the period, the Portfolio suffered from underweights in Ba- and Caa- rated issues. This was partially offset by its overweight in B-rated issues. Additionally, overweights in media cable, oil field services and industrials bolstered performance, while underweights in chemicals and wirelines had a negative impact.

     o Despite underperforming Treasuries by 0.47% for the second half of the period, the high yield market outpaced the major equity indices, posting a 2.34% return. Within the high yield market, higher quality names led the way, with Ba's returning 3.54%, B's returning 1.96% and Caa's returning 0.14%. The Portfolio's suffered from its underweight in Ba-rated issues during the second half of the period, but again benefited from its overweight in B's.

     o All of the sectors in the Index generated positive returns for the second half of the period. The real drivers of the Index's return were the consumer cyclical, basic industries and the consumer non-cyclical sector. The Portfolio benefited from overweights in technology, industrials, cable and healthcare sectors. This was partially offset by underperformance in electric, media and wireless sectors. In February, the Portfolio's performance was boosted considerably by its holding in Communications and Power, which posted exceptional performance after it was bought out by a private equity firm.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO AND THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX FROM INCEPTION
                       AND AT EACH SEMI-ANNUAL PERIOD END.

                                  [LINE CHART]

                 Institutional          Investor A     Lehman Brothers U.S. Corporate High Yield Index
                 -------------          ----------     -----------------------------------------------
11/19/1998          $ 10,000              $ 9,497                         $ 10,000
12/31/1998            10,128                9,613                           10,160
03/31/1999            10,465                9,922                           10,347
06/30/1999            10,622               10,059                           10,382
09/30/1999            10,593               10,019                           10,234
12/31/1999            11,013               10,394                           10,402
03/31/2000            10,883               10,269                           10,159
06/30/2000            10,994               10,362                           10,276
09/30/2000            10,923               10,282                           10,334
12/31/2000            10,221                9,610                            9,793
03/31/2001            10,764               10,110                           10,415
06/30/2001            10,647                9,988                           10,177
09/30/2001            10,318                9,667                            9,746
12/31/2001            10,941               10,239                           10,310
03/31/2002            11,210               10,478                           10,483
06/30/2002            10,860               10,140                            9,810
09/30/2002            10,510                9,800                            9,523
12/31/2002            11,060               10,301                           10,164
03/31/2003            11,785               10,949                           10,938
06/30/2003            13,024               12,088                           12,044
09/30/2003            13,346               12,373                           12,377
12/31/2003            14,164               13,133                           13,109
03/31/2004            14,518               13,446                           13,416

                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                  1 Year      3 Year     5 Year   From Inception
                                ----------  ---------  ---------  --------------
BlackRock Class                    23.38%     10.65%      6.93%        7.32%
Institutional Class                23.20%     10.49%      6.77%        7.20%
Service Class                      22.84%     10.16%      6.45%        6.85%
Investor A Class (Load Adjusted)   16.61%      8.12%      5.19%        5.68%
Investor A Class (NAV)             22.81%      9.97%      6.27%        6.70%
Investor B Class (Load Adjusted)   17.42%      8.23%      5.22%        5.78%
Investor B Class (NAV)             21.92%      9.21%      5.48%        5.90%
Investor C Class (Load Adjusted)   20.90%      9.20%      5.50%        5.90%
Investor C Class (NAV)             21.90%      9.20%      5.50%        5.90%
--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 11/19/98. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 12 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH /+/ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                BLACKROCK FUNDS

                        NOTE ON PERFORMANCE INFORMATION


     The performance information above includes information for each class of each Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. In the case of Investor A, Investor B, Investor C and Service Shares, the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

     Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares are as follows:
Intermediate Government Bond, Intermediate Bond, Core Bond Total Return, Core PLUS Total Return and GNMA - 4.00%; Government Income and Managed Income - 4.50%; International Bond and High Yield Bond - 5.00%; and Enhanced Income and Low Duration Bond - 3.00%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50% and 1.00%, respectively.

     The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios' returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors Inc. is under no obligation to waive or continue waiving its fees after February 1, 2005. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 + The performance shown in the line graph is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

 * The performance shown in the line graph is that of Service Shares and Investor A Shares of the Portfolios. The actual performance of Investor B and Investor C Shares is lower than the performance of Service Shares because Investor B and Investor C Shares have higher expenses than Service Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                           ENHANCED INCOME PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)

                                                                PAR
                                                MATURITY       (000)       VALUE
                                             -------------- ---------- ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 26.8%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
    3.88%                                        01/12/09     $  250    $  253,765
  U.S. Treasury Notes
    1.62%                                     03/05-02/06      7,895     7,924,106
    2.25%                                        02/15/07      1,645     1,659,009
                                                                        ----------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $9,817,232)                                                      9,836,880
                                                                        ----------
MORTGAGE PASS-THROUGHS - 12.9%
  Federal Home Loan Mortgage Corp.
    Gold
    6.00%                                     07/09-07/28        393       403,758
    4.02% (b)                                    03/01/34        300       305,343
    4.31% (b)                                    10/01/37        320       326,367
  Federal National Mortgage
    Association
    7.00%                                        05/01/22         77        81,655
    6.50%                                        06/01/29        101       106,475
    4.35% (b)                                    12/01/33        789       814,562
  Government National Mortgage
    Association
    4.00% (b)                                 11/29-02/32      1,371     1,385,648
    3.50%                                        04/20/32        569       575,821
    5.00% (b)                                    01/20/33        665       680,516
                                                                        ----------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $4,669,229)                                                      4,680,145
                                                                        ----------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 3.1%
  Federal Home Loan Mortgage Corp.
    Gold, Series 2564, Class AU
    7.50%                                        06/15/17        242       261,846
  Federal Home Loan Mortgage Corp.,
    Series 1570, Class F
    3.31% (b)                                    08/15/23        218       222,299
  Federal National Mortgage
    Association, Series 02-39, Class
    FB
    1.64% (b)                                    03/18/32        132       132,435
  Federal National Mortgage
    Association, Series 03-19, Class
    PA
    5.50%                                        03/01/33        200       213,625
  Federal National Mortgage
    Association, Series 04-25, Class
    PA
    5.50%                                        11/25/21        300       321,844
                                                                        ----------
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $1,151,580)                                                      1,152,049
                                                                        ----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 3.8%
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 02-10,
    Class 2A1
    7.50%                                        05/25/32        229       243,117
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 03-C1, Class X2 (IO)
    3.20%(c)                                     05/10/36      1,292       106,446
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 03-C2, Class X2 (IO)
    2.82%(c)                                     05/10/40      7,175        84,428

                                                MATURITY       (000)       VALUE
                                             -------------- ---------- ------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  Merrill Lynch Mortgage Trust, Series
    02-MW1, Class XP (IO)
    2.81%(c)                                     07/12/34     $1,507    $   97,938
  Structured Asset Securities Corp.,
    Series 04-3AC, Class A2
    4.92%(b)                                     01/15/34        400       413,374
  Washington Mutual Mortgage Loan
    Trust, Series 03-AR8, Class A
    4.03%                                        08/25/33        452       456,179
                                                                        ----------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $1,402,572)                                                      1,401,482
                                                                        ----------
ASSET BACKED SECURITIES - 32.5%
  American Express Credit Account
    Master Trust, Series 99-1, Class A
    5.60%                                        11/15/06        350       350,589
  American Express Credit Account
    Master Trust, Series 01-4, Class A
    1.22%(b)                                     04/17/06        375       375,846
  American Express Credit Account
    Master Trust, Series 01-7, Class A
    1.21%(b)                                     07/17/06        500       501,033
  American Express Master Trust,
    Series 01-1, Class A
    1.18%(b)                                     09/15/05        350       350,173
  American Express Master Trust,
    Series 02-2, Class A
    1.14%(b)                                     06/15/05        490       490,417
  Amortizing Residential Collateral
    Trust, Series 02-BC8, Class A2
    1.30%(b)                                     11/25/32        201       200,697
  BMW Vehicle Owner Trust, Series
    02-A, Class A3
    3.80%                                        05/25/06        188       189,192
  BMW Vehicle Owner Trust, Series
    03-A, Class A2
    1.45%                                        11/25/05        527       527,425
  Centex Home Equity, Series 01-C,
    Class A3
    4.49%(b)                                     03/25/29        110       110,412
  Centex Home Equity, Series 03-C,
    Class AV
    1.39%(b)                                     09/25/33        436       436,472
  Chase Funding Mortgage Loan,
    Series 03-2, Class 2A1
    2.04%(b)                                     10/25/21        464       464,423
  Chase Manhattan Auto Owner Trust,
    Series 02-A, Class A3
    3.49%                                        03/15/06        277       278,193
  Chase Manhattan Auto Owner Trust,
    Series 02-B, Class A3
    3.58%                                        05/15/06        343       345,327
  Comed Transitional Funding Trust,
    Series 98-1, Class A5
    5.44%                                        03/25/07        213       218,422
  Connecticut RRB Special Purpose
    Trust, Series 01-1, Class A2
    5.36%                                        03/30/07        245       251,905
  DaimlerChrysler Auto Trust, Series
    00-C, Class A4
    6.85%                                        11/06/05        244       246,689
  DaimlerChrysler Auto Trust, Series
    01-A, Class A4
    5.40%                                        03/06/06        382       387,210

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                     ENHANCED INCOME PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)


                                                    PAR
                                        MATURITY   (000)      VALUE
                                       ---------- ------- -------------
ASSET BACKED SECURITIES (Continued)
  DaimlerChrysler Auto Trust, Series
    01-C, Class A3
    4.21%(b)                           07/06/05    $166    $   165,690
  DaimlerChrysler Auto Trust, Series
    01-D, Class A3
    3.15%                              11/06/05     200        201,051
  DaimlerChrysler Auto Trust, Series
    02-A, Class A3
    3.85%                              04/06/06     407        410,711
  Discover Card Master Trust I, Series
    95-1, Class A
    1.37%(b)                           02/16/07     400        400,399
  Discover Card Master Trust I, Series
    99-5, Class A
    1.27%(b)                           12/18/06     350        350,118
  Discover Card Master Trust I, Series
    00-1, Class A
    1.26%(b)                           08/16/07     300        300,399
  Discover Card Master Trust I, Series
    01-5, Class A
    5.30%                              11/16/06     300        301,452
  Ford Credit Auto Owner Trust, Series
    01-C, Class A5
    5.25%                              09/15/05     500        504,755
  Ford Credit Auto Owner Trust, Series
    02-A, Class A3A
    3.62%                              01/15/06     278        280,794
  Honda Auto Receivables Owner
    Trust, Series 01-3, Class A4
    3.96%                              02/19/07     266        269,664
  Long Beach Mortgage Loan Trust,
    Series 02-1, Class 2A1
    1.41%                              05/25/32     379        379,490
  MBNA Master Credit Card Trust,
    Series 99-D, Class A
    1.28%(b)                           06/15/06     695        697,611
  Nissan Auto Receivables Owner
    Trust, Series 02-C, Class A3
    2.60%                              08/15/06     395        398,455
  Option One Mortgage Loan Trust,
    Series 01-4, Class A
    1.39%(b)                           01/25/32     117        117,371
  Residential Asset Mortgage Products,
    Inc., Series 02-RZ2, Class A4
    5.70%(b)                           09/25/30     500        503,485
  Saxon Asset Securities Trust, Series
    03-2, Class AF1
    1.17%(b)                           03/25/18     554        553,537
  Vanderbilt Mortgage and Finance,
    Inc., Series 99-D, Class IA3
    7.06%(b)                           10/07/17     160        164,486
  Vanderbilt Mortgage and Finance,
    Inc., Series 02-B, Class A1V
    1.35%(b)                           04/07/10     187        186,875
                                                           ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $11,919,298)                                        11,910,768
                                                           -----------
CORPORATE BONDS - 4.1%
Finance - 1.4%
  Merrill Lynch & Co., Inc.
    1.43%(b)                           12/21/04     500        500,000
                                                           -----------

                                                PAR/SHARES
                                     MATURITY     (000)       VALUE
                                    ---------- ----------- -----------
CORPORATE BONDS (Continued)
Telecommunications - 2.7%
  SBC Communications, Inc., Notes
    4.18%                           06/05/04      $1,000    $1,005,270
                                                            ----------
TOTAL CORPORATE BONDS
  (Cost $1,506,372)                                          1,505,270
                                                            ----------
TAXABLE MUNICIPAL BONDS - 2.7%
  California Department of Water
    Resources Revenue Bonds, Series
    02, Class E
    3.58%
  (Cost $1,001,139)                 05/01/04       1,000     1,001,490
                                                            ----------
SHORT TERM INVESTMENTS - 14.1%
  Federal Home Loan Bank, Discount
    Notes
    1.03%                           04/01/04       5,000     5,000,000
  Galileo Money Market Fund                          162       162,132
                                                             ---------
TOTAL SHORT TERM INVESTMENTS
  (Cost $5,162,132)                                          5,162,132
                                                             ---------
TOTAL INVESTMENTS IN
  SECURITIES -  100.0%
  (Cost $36,629,554(a))                                    $36,650,216
                                                           ===========

-------------------

(a)  Also cost for Federal income tax purposes. The gross
     unrealized appreciation (depreciation) on a tax basis
     is as follows:
     Gross unrealized appreciation                            $45,245
     Gross unrealized depreciation                            (24,583)
                                                               -------
                                                               $20,662
                                                               =======

(b)  Rates shown are the rates as of March 31, 2004.
(c)  Rates shown are the effective yields as of March 31, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                      STATEMENT OF ASSETS AND LIABILITIES
                           ENHANCED INCOME PORTFOLIO


MARCH 31, 2004(UNAUDITED)

ASSETS
 Investments at value (Cost $36,629,554)............................     $  36,650,216
 Interest receivable ...............................................           143,123
 Receivable from advisor ...........................................             1,667
 Capital shares sold receivable ....................................         3,820,000
 Prepaid expenses ..................................................            33,595
                                                                         -------------
    TOTAL ASSETS ...................................................        40,648,601
                                                                         -------------
LIABILITIES
 Investments purchased payable .....................................           214,792
 Distributions payable .............................................            49,649
 Transfer agent fees payable .......................................               120
 Other accrued expenses payable ....................................             3,725
                                                                         -------------
    TOTAL LIABILITIES ..............................................           268,286
                                                                         -------------
NET ASSETS (Applicable to 3,539,171 BlackRock shares,
 495,714 Institutional shares, 10 Service shares
 and 10 Investor A shares outstanding) .............................     $  40,380,315
                                                                         =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER BLACKROCK SHARE ($35,418,122/3,539,171).......................           $ 10.01
                                                                               =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($4,961,993/495,714)......................           $ 10.01
                                                                               =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($100/10).......................................           $ 10.00
                                                                               =======
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($100/10)....................................           $ 10.00
                                                                               =======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($10.00/0.970).........           $ 10.31
                                                                               =======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                          LOW DURATION BOND PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)

                                                                PAR
                                                MATURITY       (000)         VALUE
                                             -------------- ---------- ----------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 58.9%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
     3.88%                                       01/12/09    $ 14,050   $   14,261,593
  Federal National Mortgage
    Association, Unsecured Notes
     4.45%                                       05/03/05       5,675        5,693,058
     6.62%                                       10/15/07      17,700       20,133,679
     5.75%                                       02/15/08       9,630       10,704,265
  Small Business Administration
    Participation Certificates, Series
    97, Class A
     1.85%(b)                                    08/15/22         967          916,052
  U.S. Treasury Bonds
    10.38%(c)                                 11/09-11/12      20,635       25,182,120
    10.00%                                       05/15/10       7,100        7,786,428
  U.S. Treasury Notes
     2.12%                                       08/31/04      13,200       13,261,354
     1.88%                                       09/30/04      13,700       13,758,335
     1.62%                                    01/05-02/06     448,375      450,424,027
     6.75%                                       05/15/05      28,700       30,470,216
     1.25%                                       05/31/05      95,865       95,924,916
     1.12%                                       06/30/05       1,190        1,188,698
     1.50%                                       07/31/05      27,820       27,911,277
     2.00%(d)                                    08/31/05      88,700       89,587,000
     5.75%                                       11/15/05      37,425       40,031,576
     2.38%                                       08/15/06         935          948,770
     3.50%                                       11/15/06     174,180      181,548,685
     2.25%(d)                                    02/15/07      90,835       91,608,551
     3.25%                                    08/07-01/09      24,420       25,213,254
     3.38%                                       12/15/08      11,100       11,426,495
     2.62%(d)                                    03/15/09      16,265       16,148,087
                                                                        --------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $1,166,094,369)                                                  1,174,128,436
                                                                        --------------
MORTGAGE PASS-THROUGHS - 7.7%
  Federal Home Loan Mortgage Corp.
     8.25%                                       06/01/09          10           10,078
     5.50%                                       10/15/13      15,122       15,969,058
     5.00%                                       11/15/16       6,548        6,782,287
     5.21%(b)                                    07/01/20       1,140        1,169,094
     7.00%                                       11/15/21       3,771        3,813,696
     4.40%(b)                                    09/01/23         891          903,404
     2.14%(b)                                    06/01/28       1,422        1,418,057
     7.32%(b)                                    03/01/31         199          206,669
  Federal Home Loan Mortgage Corp.
    Gold
     6.00%                                    02/09-07/11       4,737        5,004,929
     5.50%                                    12/13-12/17         654          683,997
  Federal National Mortgage
    Association
     7.00%                                       06/01/04           1              863
     6.80%                                       08/01/05         624          625,807
     6.50%                                    10/05-11/08         981        1,045,222
     5.50%                                    02/09-11/11       7,268        7,614,384
     6.00%                                    03/12-06/17       2,137        2,258,307
     4.00%                                       10/25/16       6,139        6,242,993
     3.58%(b)                                    02/01/24       1,640        1,669,563
     5.19%(b)                                    10/01/32       7,803        8,009,560
     6.24%(b)                                    04/01/40       6,255        6,466,855
  Federal National Mortgage
    Association 15 Year Balloon
     5.50%                                       03/01/16           8            8,151

                                                                PAR
                                                MATURITY       (000)         VALUE
                                             -------------- ---------- ----------------
MORTGAGE PASS-THROUGHS (Continued)
  Federal National Mortgage
    Association 1Year CMT
     3.50%(b)                                    08/01/22    $    661   $      681,614
     6.21%(b)                                    09/01/29         277          284,240
     3.67%(b)                                    12/01/30       1,296        1,334,952
     6.69%(b)                                    02/01/31         513          522,925
     6.55%(b)                                    12/01/31       2,306        2,400,917
     5.56%(b)                                    08/01/32       4,361        4,537,825
     5.60%(b)                                    01/01/33       8,952        9,270,316
  Federal National Mortgage
    Association COFI
     4.80%(b)                                    05/01/27         211          218,135
  Federal National Mortgage
    Association MULTI
     3.61%(b)                                    12/01/09      10,283       10,333,890
  Government National Mortgage
    Association
     7.25%                                       04/15/06          27           28,015
     7.00%                                    11/07-05/12       1,054        1,128,400
     6.00%                                    12/08-02/11       1,618        1,717,721
     6.50%                                    06/09-04/24       1,628        1,736,072
     5.00%                                       09/20/21       1,635        1,673,038
     3.50%(b)                                 08/33-03/34      43,707       44,371,542
  MLCC Mortgage Investors, Inc.,
    Series 97-B, Class A
     1.37%(b)                                    03/16/26       1,818        1,819,985
  MLCC Mortgage Investors, Inc.,
    Series 99-A, Class A
     1.47%(b)                                    03/15/25       1,186        1,190,178
                                                                        --------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $151,994,601)
                                                                           153,152,739
                                                                        --------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 2.9%
  Bayview Financial Acquisition Trust,
    Series 98-1, Class A1
     7.01%                                       05/25/29       1,192        1,207,315
  Conseco Finance Securitizations
    Corp., Series 00-2, Class A3
     8.07%                                       12/01/31         942          954,248
  Countrywide Home Loans, Series
    01-HYB1, Class A1
     3.16%(b)                                    06/19/31         354          353,534
  First Republic Mortgage Loan Trust,
    Series 00-FRB1, Class A2
     3.85%(b)                                    06/25/30       1,521        1,520,679
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 03-C1, Class X2 (IO)
     4.32%(e)                                    05/10/36      41,500        3,419,288
  Goldman Sachs Mortgage Securities
    Corp. II, Series 00-1, Class A
     1.44%(b)                                    06/20/24       1,075        1,074,210
  Goldman Sachs Mortgage Securities
    Corp. II, Series 03-C1, Class X2
    (IO)
     4.32%(e)                                    01/10/40     223,818        8,986,645
  LB Commercial Conduit Mortgage
    Trust, Series 96-C2, Class A
     7.46%(b)                                    10/25/26         284          297,167
  LB-UBS Commercial Mortgage Trust,
    Series 03-C3, Class XCP (IO)
     3.53%(e)                                    02/15/37      14,170          805,212

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                    LOW DURATION BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                       PAR
                                         MATURITY     (000)        VALUE
                                        ---------- ----------- -------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  LB-UBS Commercial Mortgage Trust,
    Series 03-C5, Class XCP (IO)
    2.59%(e)                            04/15/37    $193,402    $ 8,421,932
  Residential Funding Mortgage
    Securities I, Inc., Series 96-S1,
    Class A11
    7.10%                               01/25/26         669        671,265
  Structured Asset Securities Corp.,
    Series 04-3AC, Class A2
    4.92%(b)                            01/15/34      22,018     22,754,171
  Washington Mutual Mortgage Loan
    Trust, Series 03-AR10, Class A6
    4.10%                               10/25/33         550        557,657
  Washington Mutual Mortgage
    Securities Corp., Series 01-9,
    Class 1A1
    3.74%(b)                            04/25/28         723        735,543
  Washington Mutual Mortgage
    Securities Corp., Series 02-AR1,
    Class IA1
    3.72%(b)                            11/25/30       1,809      1,804,921
  Washington Mutual Mortgage
    Securities Corp., Series 02-AR2,
    Class 3A1
    5.76%(b)                            08/25/32       4,736      4,803,342
                                                                -----------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $58,054,299)                                             58,367,129
                                                                -----------
PROJECT LOANS - 0.0%
  Federal Housing Authority, Series 82
    7.43%
  (Cost $75,488)                        09/01/22          76         82,239
                                                                -----------
ASSET BACKED SECURITIES - 10.1%
  Amresco Independence Funding,
    Inc., Series 99-1, Class A
    2.50%(b)                            06/15/26       2,401      2,376,931
  Business Loan Express, Inc., Series
    98-1, Class A
    3.00%(b)                            01/01/25         593        580,837
  Capco America Securitization Corp.,
    Series 98-D7, Class PS1 (IO)
    8.89%(e)                            10/15/30      37,170      2,015,079
  Capital Auto Receivables Asset Trust,
    Series 02-2, Class A3
    3.82%                               07/15/05       1,870      1,882,109
  Capital Auto Receivables Asset Trust,
    Series 02-3, Class A3
    3.58%                               10/16/06       8,300      8,538,625
  Chase Manhattan Auto Owner Trust,
    Series 00-A, Class A4
    6.26%                               06/15/07       1,070      1,085,938
  Citibank Credit Card Issuance Trust,
    Series 03-A5, Class A5
    2.50%                               04/07/08      11,600     11,730,964
  Citibank Credit Card Master Trust I,
    Series 97-6, Class A (PO)
    3.82%(e)                            08/15/08       3,750      3,740,266
  Conseco Finance Securitizations
    Corp., Series 01-D, Class A3
    4.67%                               11/15/32         103        103,165
  DaimlerChrysler Auto Trust, Series
    03-B, Class A3
    2.25%                               08/08/07      16,825     16,956,445


                                                       PAR
                                         MATURITY     (000)        VALUE
                                        ---------- ----------- -------------
ASSET BACKED SECURITIES (Continued)
  Discover Card Master Trust I, Series
    00-1, Class A
    1.26%(b)                            08/16/07    $ 15,045    $15,065,010
  Epoch, Series 02, Class 2l
    1.76%(b)                            05/30/07       8,500      8,415,000
  Fannie Mae Grantor Trust, Series
    02-T6, Class A1
    3.31%                               02/25/32       3,047      3,046,093
  Ford Credit Auto Owner Trust, Series
    01-B, Class A5
    5.36%                               06/15/05       8,209      8,272,155
  Ford Credit Auto Owner Trust, Series
    01-C, Class A4
    4.83%                               02/15/05          67         66,609
  Ford Credit Auto Owner Trust, Series
    01-D, Class A3
    4.31%                               06/15/05       1,562      1,570,351
  Ford Credit Auto Owner Trust, Series
    01-E, Class A4
    4.01%                               03/15/06       8,800      8,918,800
  Ford Credit Auto Owner Trust, Series
    02-A, Class A3A
    3.62%                               01/15/06       2,921      2,945,215
  Green Tree Financial Corp., Series
    98-6, Class A5
    6.06%                               06/01/30         736        744,240
  Green Tree Financial Corp., Series
    98-6, Class A6
    6.27%                               07/01/21         375        390,760
  Green Tree Financial Corp., Series
    99-2, Class A3
    6.08%                               12/01/30      11,649     12,056,596
  Heller Financial Commercial
    Mortgage Asset Corp., Series 98-1,
    Class A
    1.62%(b)                            07/15/24         676        642,531
  Honda Auto Receivables Owner
    Trust, Series 01-3, Class A4
    3.96%                               02/19/07       5,328      5,393,281
  Honda Auto Receivables Owner
    Trust, Series 02-2, Class A3
    3.83%                               02/15/06       5,835      5,888,248
  IFC Small Business Administration
    Loan-Backed Adjustable Rate
    Certificates, Series 97-1, Class A
    2.00%(b)                            01/15/24       1,329      1,276,207
  Mellon Auto Grantor Trust, Series
    00-1, Class A
    6.39%                               07/15/07         676        685,391
  Missouri Higher Education Loan
    Authority, Series 97, Class P
    1.57%(b)                            07/25/08         887        887,738
  The Money Store Small Business
    Administration Loan-Backed
    Securities, Series 96-2, Class A
    1.86%(b)                            04/15/24         105        103,286
  The Money Store Small Business
    Administration Loan-Backed
    Securities, Series 97-1, Class A
    1.75%(b)                            01/15/25         306        300,736
    1.90%(b)                            04/15/28       1,346      1,292,345

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                    LOW DURATION BOND PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                       PAR
                                          MATURITY    (000)        VALUE
                                         ---------- --------- --------------
ASSET BACKED SECURITIES (Continued)
  The Money Store Small Business
    Administration Loan-Backed
    Securities, Series 97-1, Class B
    2.23%(b)                             01/15/25    $   547   $    492,341
  Mortgage Capital Funding, Inc.,
    Series 98-MC1, Class X (IO)
    8.50%(e)                             03/18/30     88,144      1,709,582
  Nissan Auto Receivables Owner
    Trust, Series 01-B, Class A4
    5.35%                                10/15/06      2,743      2,771,714
  Nissan Auto Receivables Owner
    Trust, Series 01-C, Class A4
    4.80%                                02/15/07      3,950      4,023,868
  Nissan Auto Receivables Owner
    Trust, Series 02-A, Class A3
    3.58%                                09/15/05      3,535      3,551,751
  Nissan Auto Receivables Owner
    Trust, Series 02-B, Class A3
    3.99%                                12/15/05      5,215      5,257,128
  Nomura Asset Securities Corp.,
    Series 98-D6, Class PS1 (IO)
    8.99%(e)                             03/15/30     38,943      2,601,347
  PBG Equipment Trust, Series 00-1A,
    Class A
    6.27%                                01/20/12        735        767,532
  PMC Capital Limited Partnership,
    Series 98-1, Class A
    3.00%(b)                             04/01/21      3,028      3,028,353
  PMC Capital Small Business
    Administration Loan-Backed
    Adjustable Rate Certificates, Series
    97-1, Class A
    2.10%(b)                             09/15/23        588        569,168
  PMC Capital Small Business
    Administration Loan-Backed
    Adjustable Rate Certificates, Series
    97-1, Class B
    2.45%(b)                             09/15/23        188        181,685
  Residential Accredit Loans, Inc.,
    Series 01-QS19, Class A1
    6.00%                                12/25/16      1,431      1,444,197
  Sallie Mae Student Loan Trust,
    Series 01-4, Class A1
    1.17%(b)                             01/25/11      1,344      1,344,604
  Sears Credit Account Master Trust,
    Series 00-4, Class A
    1.34%(b)                             10/18/11     10,950     11,004,750
  Sears Credit Account Master Trust,
    Series 02-3, Class A
    1.38%(b)                             05/17/16     12,350     12,454,209
  SWB Loan Backed Certificates,
    Series 98-1, Class AV
    1.75%(b)                             09/15/24      1,077      1,028,338
  Toyota Auto Receivables Owner
    Trust, Series 01-C, Class A4
    4.72%                                09/15/08     10,400     10,586,879
  Toyota Auto Receivables Owner
    Trust, Series 02-A, Class A4
    4.00%                                07/15/08     11,000     11,259,534
                                                               ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $198,505,454)                                           201,047,931
                                                               ------------


                                                     PAR/(j)/
                                          MATURITY    (000)        VALUE
                                         ---------- ---------- -------------
CORPORATE BONDS - 1.6%
Banks - 0.1%
  State Street Capital Trust II, Capital
    Securities
    1.63%(b)                             02/15/08    $  1,700   $ 1,711,662
  Wells Fargo & Co., Unsecured Notes
    3.50%(f)                             04/04/08       1,200     1,229,598
                                                                -----------
                                                                  2,941,260
                                                                -----------
Energy & Utilities - 0.1%
  Virginia Electric & Power Co., Senior
    Unsecured Notes
    5.75%                                03/31/06       2,315     2,479,458
                                                                -----------
Finance - 1.0%
  Citigroup, Inc., Senior Unsecured
    Notes
    3.50%                                02/01/08       5,200     5,312,945
  General Electric Capital Corp., Senior
    Unsecured Notes
    5.35%                                03/30/06       2,095     2,236,412
  Household Finance Corp., Unsecured
    Notes
    4.12%                                12/15/08       4,375     4,518,806
  RC Trust I
    7.00%                                05/15/06      14,500     7,801,000
  SLM Corp., Senior Unsecured Notes
    3.62%                                03/17/08         650       665,878
                                                                -----------
                                                                 20,535,041
                                                                -----------
Food & Agriculture - 0.3%
  Kraft Foods, Inc., Senior Unsecured
    Notes
    4.62%(f)                             11/01/06       3,575     3,772,626
                                                                -----------
Oil & Gas - 0.1%
  Conoco, Inc., Senior Unsecured
    Notes
    5.90%                                04/15/04       1,845     1,847,402
                                                                -----------
Telecommunications - 0.0%
  WorldCom, Inc., Senior Notes
    6.40%(g)(h)                          08/15/05         610       207,400
  WorldCom, Inc., Senior Unsecured
    Notes
    8.00%(f)(g)(h)                       05/15/06         390       132,600
    7.50%(f)(g)(h)                       05/15/11       1,575       551,250
                                                                -----------
                                                                    891,250
                                                                -----------
TOTAL CORPORATE BONDS
  (Cost $32,992,492)                                             32,467,037
                                                                -----------
FOREIGN BONDS - 7.7%
  Bundesobligation (Germany)
    3.50%                                10/10/08      42,600    53,529,815
  Government of Canada
    4.25%                                09/01/08      11,800     9,306,220
  Kingdom of Sweden
    3.50%                                04/20/06     251,475    33,972,619
  Spain Bonos y Obligation del Estado
    5.15%                                07/30/09      20,580    27,686,162

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                    LOW DURATION BOND PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                PAR/SHARES/j)/
                                     MATURITY       (000)             VALUE
                                    ---------- --------------   ---------------
FOREIGN BONDS (Continued)
  United Kingdom Treasury Notes
    5.00%                           03/07/08           14,225      $ 26,509,350
                                                                   ------------
TOTAL FOREIGN BONDS
  (Cost $147,781,286)                                               151,004,166
                                                                   ------------
TAXABLE MUNICIPAL BONDS - 0.5%
  California Department of Water
    Resources Revenue Bonds, Series
    02, Class E
    3.58%                           05/01/04            3,250         3,254,842
  Texas Public Finance Authority
    Unemployment Compensation
    Obligation Assessment Revenue
    Bonds, Series 03, Class B
    2.62%                           06/15/06            7,430         7,537,141
                                                                   ------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $10,663,524)                                                 10,791,983
                                                                   ------------
SHORT TERM INVESTMENTS - 17.6%
  Fed Funds
    1.05%(i)                        04/01/04            1,420         1,420,500
  Federal Home Loan Bank, Discount
  Notes
    0.90%                           04/01/04           61,500        61,500,000
    0.97%                           04/01/04          106,200       106,200,000
    0.97%                           04/07/04           27,000        26,995,635
    0.98%                           04/07/04           50,000        49,991,875
    0.98%                           04/12/04           15,000        14,995,531
    0.99%                           05/06/04           35,000        34,966,312
  Federal National Mortgage
  Association, Discount Notes
    1.00%                           04/15/04           30,000        29,988,333
  U.S. Treasury Bills
    0.96%                           04/08/04           18,000        17,996,659
    0.94%                           04/15/04            1,500         1,499,452
  Galileo Money Market Fund                             6,326         6,326,377
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $351,880,674)                                               351,880,674
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $2,118,042,187(a))                              107.0%    2,132,922,334

LIABILITIES IN EXCESS OF OTHER
  ASSETS
  (Including $106,785,450 of
  investment purchases payable)                          (7.0) %   (138,973,370)
                                                         ----     -------------
NET ASSETS (Applicable to
    84,908,233 BlackRock shares,
    48,629,795 Institutional shares,
    29,544,881 Service shares,
    10,755,754 Investor A shares,
    7,222,296 Investor B shares and
    14,961,590 Investor C shares
    outstanding)                                        100.0%   $1,993,948,964
                                                        =====    ==============

                                                                       VALUE
                                                                    -----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($863,375,146/84,908,233)                                             $ 10.17
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($494,840,574/48,629,795)                                             $ 10.18
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($300,638,886/29,544,881)                                             $ 10.18
                                                                        =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($109,469,365/10,755,754)                                             $ 10.18
                                                                        =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($10.18/0.970)                                                        $ 10.49
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($73,477,906/7,222,296)                                               $ 10.17
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($152,147,087/14,961,590)                                             $ 10.17
                                                                        =======

-------------------

(a) Cost for Federal income tax purposes is $2,119,372,193.
    The gross unrealized appreciation (depreciation) on a tax basis is as follows:

    Gross unrealized appreciation                                   $19,621,805
    Gross unrealized depreciation                                    (6,071,664)
                                                                    -----------
                                                                    $13,550,141
                                                                    ===========

(b) Rates shown are the rates as of March 31, 2004.
(c) Securities, or a portion thereof, pledged as collateral with a value of $2,224,414 on 470 long U.S. Treasury Note futures contracts and 2,283 short U.S. Treasury Note futures contracts expiring June 2004. The value of such contracts on March 31, 2004 was $360,430,846, with an unrealized loss of $4,215,604.
(d) Securities, or a portion thereof, subject to financing transactions.
(e) Rates shown are the effective yields as of March 31, 2004.
(f) Total or partial securities on loan.
(g) Non-income producing security.
(h) Security in default.
(i) Securities purchased with the cash proceeds from securities loaned.
(j) In local currency.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)

                                                                PAR
                                                MATURITY       (000)        VALUE
                                             -------------- ---------- --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 63.8%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
     4.88%                                       03/15/07    $16,210    $ 17,425,312
     3.50%                                       04/01/08      3,210       3,242,341
     3.88%                                       01/12/09      2,300       2,334,638
     5.75%                                       03/15/09      7,100       7,940,356
     6.62%                                       09/15/09      1,420       1,655,070
     7.00%                                       03/15/10     17,875      21,271,143
  Federal National Mortgage
    Association, Debentures
     5.88%                                       02/02/06      3,800       4,077,791
  Federal National Mortgage
    Association, Unsecured Notes
     5.00%                                       01/15/07      1,780       1,916,238
     3.25%                                       01/15/08      3,060       3,123,645
     5.75%                                       02/15/08      3,400       3,779,284
     6.00%                                       05/15/08     17,200      19,334,520
     7.12%                                       06/15/10      7,600       9,127,007
     4.75%                                       02/21/13      1,595       1,614,752
  Small Business Administration
    Participation Certificates, Series
    96-20H, Class 1
     7.25%                                       08/01/16      2,549       2,826,517
  Small Business Administration
    Participation Certificates, Series
    96-20J, Class 1
     7.20%                                       10/01/16      2,279       2,524,081
  Small Business Administration
    Participation Certificates, Series
    98-20J, Class 1
     5.50%                                       10/01/18      3,488       3,726,928
  Small Business Investment Cos.
    Pass-Through, Series 96-P10A,
    Class 1
     6.67%                                       02/01/06        800         856,072
  U.S. Treasury Bonds
    10.38%(b)                                 11/09-11/12     13,250      16,295,436
     8.12%                                       08/15/19     14,975      21,007,709
     6.25%                                       08/15/23      2,965       3,525,453
     6.00%                                       02/15/26      1,625       1,883,984
  U.S. Treasury Notes
     3.38%                                       04/30/04      1,590       1,593,043
     5.75%                                       11/15/05        555         593,655
     1.62%                                       02/28/06      1,180       1,181,843
     3.50%                                       11/15/06      2,000       2,084,610
     2.25%(b)                                    02/15/07     14,850      14,976,463
     3.25%                                       08/15/07      4,050       4,193,492
     3.00%                                       02/15/08        525         537,325
     3.12%                                       10/15/08      1,840       1,877,663
     2.62%(b)                                    03/15/09     14,665      14,559,588
     4.88%                                       02/15/12      7,100       7,750,374
     4.00%                                       11/15/12        780         799,866
                                                                        ------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $194,779,975)                                                    199,636,199
                                                                        ------------
MORTGAGE PASS-THROUGHS - 12.0%
  Federal Home Loan Mortgage Corp.
    Gold
     6.00%                                       11/01/16        240         253,324
     5.50%                                       04/01/17         29          30,397
     6.50%                                    03/29-04/34        989       1,039,530

                                                                PAR
                                                MATURITY       (000)        VALUE
                                             -------------- ---------- --------------
MORTGAGE PASS-THROUGHS (Continued)
  Federal National Mortgage
    Association
     6.50%                                    10/05-04/32    $ 3,138    $  3,343,461
     6.09%                                       10/01/08      6,875       7,616,630
     6.00%                                    02/09-04/34      3,462       3,655,870
     8.50%                                       08/01/09        351         366,656
     7.00%                                    10/09-03/13        959       1,026,674
     5.50%                                    01/14-03/14        659         689,695
     3.58% (c)                                   02/01/24      2,035       2,072,559
     4.02% (c)                                   04/01/34      2,825       2,873,926
  Federal National Mortgage
    Association Multi-Family
     6.54% (c)                                   12/01/18        588         605,177
  Government National Mortgage
    Association
     7.25%                                       04/15/06        413         430,478
     6.00%                                       02/15/11        932         990,418
     7.00%                                       12/15/27         54          57,434
     3.50% (c)                                08/33-09/33      8,317       8,441,274
     4.00% (c)                                   01/20/34      3,958       4,053,072
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    10.40% (d)                                   06/15/21      5,747         107,764
                                                                        ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $36,086,441)
                                                                          37,654,339
                                                                        ------------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 1.8%
  Federal Home Loan Mortgage Corp.,
    Series 1361, Class I
     6.00%                                       09/15/07        300         307,320
  Federal National Mortgage
    Association, Series 01-35, Class
    VC
     6.50%                                       07/25/31      5,101       5,371,428
                                                                        ------------
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $5,547,272)
                                                                           5,678,748
                                                                        ------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 1.4%
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 01-33,
    Class 4A1
     6.50%                                       04/25/16        234         238,627
  General Motors Acceptance Corp.,
    Commercial Mortgage Securities,
    Inc., Series 97-C1, Class X (IO)
     8.26%(d)                                    07/15/27     13,379         723,861
  LB-UBS Commercial Mortgage Trust,
    Series 00-C5, Class A1
     6.41%                                       01/15/10      2,528       2,777,572
  Summit Mortgage Trust, Series 00-1,
    Class B1
     6.08%(c)                                    12/28/12        239         239,985
  Washington Mutual Mortgage
    Securities Corp., Series 01-9,
    Class 1A1
     3.74%(c)                                    04/25/28        524         532,436
                                                                        ------------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $4,220,138)
                                                                           4,512,481
                                                                        ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
               INTERMEDIATE GOVERNMENT BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                       PAR
                                          MATURITY    (000)         VALUE
                                         ---------- ---------   -------------
PROJECT LOANS - 1.0%
  Federal Housing Authority, Merrill
    Lynch Project, Series 29, Class
    1A1
    7.43%                                06/01/22    $   555     $     598,273
  Federal Housing Authority, USGI
    Project, Series 56
    7.46%                                01/01/23      2,381         2,571,471
                                                                 -------------
TOTAL PROJECT LOANS
  (Cost $3,003,149)                                                  3,169,744
                                                                 -------------
ASSET BACKED SECURITIES - 6.1%
  Boston Edison Co., Series 99-1,
    Class A4
    6.91%                                09/15/09      4,475         4,982,286
  Capital Auto Receivables Asset Trust,
    Series 02-3, Class A3
    3.58%                                10/16/06      2,700         2,777,625
  Citibank Credit Card Master Trust I,
    Series 97-6, Class A (PO)
    3.82%(d)(e)                          08/15/08      2,750         2,742,862
  Fannie Mae Grantor Trust, Series
    02-T6, Class A1
    3.31%                                02/25/32        995           994,211
  Green Tree Financial Corp., Series
    97-5, Class A7
    7.13%                                05/15/29      2,812         3,042,176
  Green Tree Financial Corp., Series
    99-5, Class A3
    6.97%(e)                             04/01/31        265           265,500
  Huntington Auto Trust, Series 00-A,
    Class A4
    7.42%                                07/15/05      1,137         1,146,035
  The Money Store Small Business
    Administration Loan Trust, Series
    99-1, Class A
    1.80%(c)                             07/15/25      1,449         1,437,600
  PMC Capital Small Business
    Administration Loan-Backed
    Adjustable Rate Certificates, Series
    97-1, Class A
    2.10%(c)                             09/15/23        588           569,168
  SWB Loan-Backed Certificates,
    Series 99-1, Class A
    7.38%                                05/15/25      1,211         1,119,993
                                                                 -------------
TOTAL ASSET BACKED SECURITIES
  (Cost $18,067,771)                                                19,077,456
                                                                 -------------
TAXABLE MUNICIPAL BONDS - 1.4%
  Stanislaus County, California Taxable
    Pension Obligation Refunding
    Revenue Bonds, Series 95
    7.15%
  (Cost $3,755,000)                      08/15/13      3,755         4,476,411
                                                                 -------------
SHORT TERM INVESTMENTS - 22.7%
  Federal Home Loan Bank, Discount
    Notes
    0.97%                                04/01/04     64,000        64,000,000


                                                   NUMBER OF
                                                    SHARES           VALUE
                                                --------------   -------------
SHORT TERM INVESTMENTS (Continued)
  Galileo Money Market Fund                        6,635,490     $   6,635,490
                                                                 =============
TOTAL SHORT TERM INVESTMENTS
  (Cost $70,635,490)                                                70,635,490
                                                                 -------------
TOTAL INVESTMENTS IN
  SECURITIES
  (Cost $336,095,236(a))  110.1%                                   344,840,868

                                                  NUMBER OF
                                                  CONTRACTS
                                                --------------
PUT SWAPTIONS WRITTEN - (0.1)%
  Union Bank of Switzerland, Strike
    Price 5.75, Expires 09/23/05                      (2,300)(f)      (237,820)
  Union Bank of Switzerland, Strike
    Price 6.00, Expires 10/25/04                        (360)(f)       (29,304)
                                                                 -------------
TOTAL PUT SWAPTIONS WRITTEN
  (Premiums received $662,250)                                        (267,124)
                                                                 -------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS
  (Including $28,020,445 of payable for
  financing transactions)                              (10.1)%     (31,531,276)
                                                ------------     -------------
NET ASSETS (Applicable to
  21,624,959 Institutional shares,
  135,683 Service shares, 4,982,147
  Investor A shares, 1,215,033 Investor
  B shares and 1,606,073 Investor C
  shares outstanding)                                  100.0%    $ 313,042,468
                                                ============     =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              21

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
               INTERMEDIATE GOVERNMENT BOND PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                                        VALUE
                                                                     ----------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($228,884,902/21,624,959)                                              $10.58
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($1,434,504/135,683)                                                   $10.57
                                                                         ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($52,855,625/4,982,147)                                                $10.61
                                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($10.61/0.960)                                                         $11.05
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($12,858,491/1,215,033)                                                $10.58
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($17,008,946/1,606,073)                                                $10.59
                                                                         ======

-------------------

(a) Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                                  $8,960,157
     Gross unrealized depreciation                                    (214,525)
                                                                     ----------
                                                                     $8,745,632
                                                                     ==========

(b) Securities, or a portion thereof, subject to financing transactions.
(c) Rates shown are the rates as of March 31, 2004.
(d) Rates shown are the effective yields as of March 31, 2004.
(e) Securities, or a portion thereof, pledged as collateral with a value of $3,855,718 on 406 short U.S. Treasury Note futures contracts, 23 long U.S. Treasury Note futures contracts and 18 short U.S. Treasury Bond futures contracts expiring June 2004. The value of such contracts on March 31, 2004 was $50,813,844, with an unrealized loss of $761,618.
(f) Each swaption contract is equivalent to $10,000 in notional amount.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                          INTERMEDIATE BOND PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)

                                                                PAR
                                                MATURITY       (000)        VALUE
                                             -------------- ---------- --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 41.2%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
     4.00%                                       10/29/07    $ 3,300    $  3,344,187
     3.50%                                       04/01/08      7,820       7,898,785
     3.88%                                       01/12/09      6,980       7,085,119
     5.75%                                       03/15/09     22,000      24,603,920
     6.62%                                       09/15/09      5,400       6,293,927
     7.00%                                       03/15/10      3,540       4,212,579
     4.75%                                       10/11/12      3,980       4,021,191
  Federal National Mortgage
    Association, Unsecured Notes
     1.75%                                       06/16/06      4,175       4,152,537
     7.12%                                       03/15/07      2,680       3,051,764
     5.25%                                       04/15/07      2,025       2,200,098
     3.25%                                       01/15/08     15,310      15,628,433
     5.75%                                       02/15/08      7,350       8,169,922
     6.00%                                    05/08-05/11     14,980      16,879,250
     7.25%                                       01/15/10     28,065      33,740,248
     4.75%                                       02/21/13     10,740      10,873,004
  Small Business Administration
    Participation Certificates, Series
    92-20H, Class 1
     7.40%                                       08/01/12      1,001       1,080,608
  Small Business Administration
    Participation Certificates, Series
    96-20H, Class 1
     7.25%                                       08/01/16      2,907       3,223,221
  Small Business Administration,
    Series 01-P10, Class B-1
     6.34%                                       08/01/11      3,275       3,546,816
  Small Business Investment Cos.
    Pass-Through, Series 96-P10A,
    Class 1
     6.67%                                       02/01/06        596         638,066
  Small Business Investment Cos.
    Pass-Through, Series 97-P10D,
    Class 1
     6.51%                                       11/10/07        115         124,679
  Small Business Investment Cos.
    Pass-Through, Series 98-10A,
    Class 1
     6.12%                                       02/01/08        322         347,974
  U.S. Treasury Bonds
    10.38%(b)                                 11/09-11/12     19,610      23,318,132
     8.12%                                       08/15/19      9,775      13,712,878
     6.25%                                       08/15/23      5,225       6,212,645
     6.00%                                       02/15/26      8,925      10,347,422
  U.S. Treasury Notes
     2.12%                                       08/31/04        495         497,301
     1.62%                                       02/28/06      4,565       4,572,131
     1.50%                                       03/31/06     32,885      32,833,634
     3.50%                                       11/15/06      2,465       2,569,282
     2.25%(b)                                    02/15/07     16,810      16,953,154
     4.38%                                       05/15/07      2,930       3,134,186
     3.00%                                    11/07-02/09      6,275       6,392,717
     2.62%(b)                                 05/08-03/09     43,370      43,490,652
     5.62%                                       05/15/08     16,865      18,945,450
     3.38%                                       12/15/08      4,325       4,452,216
     5.75%                                       08/15/10      1,010       1,159,606
     4.88%                                       02/15/12     29,010      31,667,374
     4.00%(b)                                    11/15/12     26,715      27,395,404
                                                                        ------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $401,444,006)                                                    408,770,512
                                                                        ------------

                                                                PAR
                                                MATURITY       (000)        VALUE
                                             -------------- ---------- --------------
MORTGAGE PASS-THROUGHS - 4.8%
  Federal Home Loan Mortgage Corp.
    Gold
    9.00%                                     11/04-11/05    $     3    $      2,664
    9.50%                                        01/01/05          1             632
    8.50%                                        07/01/06          6           5,816
    7.25%                                        12/01/06          4           4,018
    6.00%                                        04/01/11        659         695,890
  Federal National Mortgage
    Association
    9.50%                                        03/01/05          0             202
    5.50%                                     02/09-08/15     14,532      15,209,960
    8.50%                                        08/01/09        450         470,193
    6.50%                                     09/14-01/33        481         504,350
    6.00%                                     05/16-05/32      1,243       1,308,584
    3.58%(c)                                     02/01/24      3,703       3,770,909
    5.19%(c)                                     10/01/32      3,848       3,949,410
    4.02%(c)                                     04/01/34      8,900       9,054,137
  Government National Mortgage
    Association
    7.25%                                        04/15/06         74          76,823
    9.50%                                     05/16-02/17         63          70,250
    8.50%                                        02/15/17         67          74,071
    3.50%(c)                                     08/20/33      8,294       8,417,956
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    10.40%(d)                                    06/15/21      9,242         173,293
  Structured Asset Securities Corp.,
    Series 03-AL1, Class A
    3.36%                                        04/25/31      3,816       3,672,487
                                                                        ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $46,357,753)
                                                                          47,461,645
                                                                        ------------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 0.2%
  Federal Home Loan Mortgage Corp.,
    Series 1361, Class I
     6.00%                                       09/15/07        556         570,747
  Federal Home Loan Mortgage Corp.,
    Series 96T-2, Class A
     7.00%                                       01/25/21      1,526       1,572,859
  Federal National Mortgage
    Association, Series 89-16, Class B
    (PO)
     6.20%(d)                                    03/25/19        195         166,198
  Federal National Mortgage
    Association, Strip Notes, Series
    279, Class 1 (PO)
     6.00%(d)                                    07/01/26         62          55,479
                                                                        ------------
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $2,283,386)
                                                                           2,365,283
                                                                        ------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 2.7%
  Bank of America Commercial
    Mortgage, Inc., Series 04, Class 1
     4.76%                                       01/10/14      4,840       4,954,611
  Bayview Financial Acquisition Trust,
    Series 98-1, Class A1
     7.01%                                       05/25/29        749         759,118
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 01-33,
    Class 4A1
     6.50%                                       04/25/16        635         647,069
  First Republic Mortgage Loan Trust,
    Series 00-FRB1, Class A2
     3.85%(c)                                    06/25/30      2,646       2,645,773

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
                     INTERMEDIATE BOND PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  General Motors Acceptance Corp.,
    Commercial Mortgage Securities,
    Inc., Series 97
    7.43%                                02/21/21    $   521    $   562,415
  General Motors Acceptance Corp.,
    Commercial Mortgage Securities,
    Inc., Series 97-C1, Class X (IO)
    8.26%(d)                             07/15/27     20,027      1,083,546
  LB Commercial Conduit Mortgage
    Trust, Series 99-C2, Class A1
    7.10%                                10/15/32      5,266      5,682,549
  LB-UBS Commercial Mortgage Trust,
    Series 00-C5, Class A1
    6.41%                                01/15/10      5,408      5,940,524
  NationsLink Funding Corp., Series
    99-SL, Class A6
    6.61%                                04/10/07      2,236      2,358,872
  NYC Mortgage Loan Trust, Series
    96, Class A1
    6.75%                                06/25/06        526        537,439
  Summit Mortgage Trust, Series 00-1,
    Class B1
    6.08%(c)                             12/28/12        478        479,971
  Washington Mutual Mortgage
    Securities Corp., Series 01-9,
    Class 1A1
    3.74%(c)                             04/25/28      1,361      1,383,698
                                                                -----------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $26,255,256)                                             27,035,585
                                                                -----------
PROJECT LOANS - 0.4%
  Federal Housing Authority, USGI
    Project, Series 56
    7.46%
  (Cost $2,370,027)                      01/01/23      2,342      2,529,315
                                                                -----------
ASSET BACKED SECURITIES - 6.7%
  Amresco Independence Funding,
    Inc., Series 00-1, Class A
    2.15%(c)                             01/15/27      1,191      1,137,765
  Boston Edison Co., Series 99-1,
    Class A4
    6.91%                                09/15/09      5,500      6,123,480
  Citibank Credit Card Master Trust I,
    Series 97-6, Class A (PO)
    3.82%(d)                             08/15/08      7,625      7,605,209
  Epoch, Series 02, Class 2l
    1.76%(c)                             05/30/07      4,900      4,851,000
  Fannie Mae Grantor Trust, Series
    02-T6, Class A1
    3.31%                                02/25/32      2,793      2,792,252
  Ford Credit Auto Owner Trust, Series
    02-C, Class A3
    3.38%                                12/15/05      9,000      9,075,942
  Green Tree Financial Corp., Series
    96-7, Class A6
    7.65%(e)                             10/15/27      1,891      2,070,990
  Green Tree Financial Corp., Series
    99-5, Class A3
    6.97%(e)                             04/01/31        450        450,924

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
ASSET BACKED SECURITIES (Continued)
  Huntington Auto Trust, Series 00-A,
    Class A4
    7.42%                                07/15/05    $   985    $   992,298
  IFC Small Business Administration
    Loan-Backed Adjustable Rate
    Certificates, Series 97-1, Class A
    2.00%(c)                             01/15/24        935        897,572
  MBNA Master Credit Card Trust,
    Series 00-E, Class A
    7.80%                                10/15/12      6,100      7,447,124
  The Money Store Small Business
    Administration Loan Trust, Series
    96-1, Class A
    1.95%(c)                             07/15/21        653        637,778
  The Money Store Small Business
    Administration Loan Trust, Series
    97-2, Class A
    1.80%                                02/15/29        590        590,376
  The Money Store Small Business
    Administration Loan Trust, Series
    99-1, Class A
    1.80%(c)                             07/15/25      2,371      2,352,436
  Nissan Auto Receivables Owner
    Trust, Series 01-B, Class A4
    5.35%                                10/15/06      3,503      3,539,554
  PBG Equipment Trust, Series 00-1A,
    Class A
    6.27%                                01/20/12      2,820      2,945,404
  PMC Capital Limited Partnership,
    Series 98-1, Class A
    3.00%(c)                             04/01/21      1,335      1,335,284
  PMC Capital Small Business
    Administration Loan-Backed
    Adjustable Rate Certificates, Series
    97-1, Class A
    2.10%(c)                             09/15/23        965        933,975
  Sears Credit Account Master Trust,
    Series 00-3, Class A
    1.25%(c)                             10/16/08      7,570      7,571,243
  SWB Loan-Backed Certificates,
    Series 99-1, Class A
    7.38%                                05/15/25      1,867      1,727,217
                                                                -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $62,406,381)
                                                                 65,077,823
                                                                -----------
CORPORATE BONDS - 33.2%
Aerospace - 0.4%
  Lockheed Martin Corp., Senior
    Unsecured Notes
    8.20%                                12/01/09        305        376,922
  Raytheon Co., Senior Notes
    6.75%                                08/15/07      3,000      3,372,678
                                                                -----------
                                                                  3,749,600
                                                                -----------
Banks - 5.1%
  Bank of America Corp., Senior
    Unsecured Notes
    5.25%                                02/01/07      1,435      1,548,517
    3.88%                                01/15/08      2,210      2,290,762

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                    INTERMEDIATE BOND PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
CORPORATE BONDS (Continued)
Banks (Continued)
  Bank of America Corp., Subordinated
    Notes
    7.20%                                04/15/06     $  795    $   878,564
    7.80%                                02/15/10      1,115      1,353,790
    7.40%                                01/15/11      2,840      3,408,932
  Bank One N.A., Senior Bank Notes
    5.50%                                03/26/07      1,385      1,508,971
  Bank One N.A., Senior Unsecured
    Notes
    3.70%                                01/15/08      2,325      2,397,354
  Barclays Bank PLC, Capital
    Securities
    8.55%(c)(f)                          09/29/49      3,030      3,807,171
  Depfa ACS Bank, Senior Notes
    3.62%                                10/29/08      5,150      5,276,175
  Firstar Bank N.A., Subordinated
    Notes
    7.80%(c)                             07/05/10      2,600      2,791,282
  HSBC Bank USA, Subordinated
    Notes
    4.62%                                04/01/14      1,700      1,691,398
  The Huntington National Bank,
    Subordinated Bank Notes
    2.75%                                10/16/06        750        754,170
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.25%                                05/30/07      4,405      4,756,792
    3.62%                                05/01/08        105        107,472
  J.P. Morgan Chase & Co.,
    Subordinated Notes
    6.75%                                02/01/11        800        924,552
    6.25%                                02/15/11      1,500      1,692,087
    6.62%                                03/15/12        750        862,661
    5.75%                                01/02/13        500        544,395
  State Street Capital Trust II, Capital
    Securities
    1.63%(c)                             02/15/08      1,650      1,661,319
  U.S. Bank NA, Senior Bank Notes
    2.40%                                03/12/07      4,560      4,552,750
  U.S. Central Credit Union, Unsecured
    Notes
    2.75%                                05/30/08      1,915      1,910,508
  Wells Fargo & Co., Senior Unsecured
    Notes
    5.90%                                05/21/06      1,600      1,729,408
    5.25%                                12/01/07      1,700      1,855,320
  Wells Fargo & Co., Subordinated
    Notes
    5.00%                                11/15/14      1,040      1,073,348
  Wells Fargo & Co., Unsecured Notes
    3.50%(g)                             04/04/08        950        973,432
                                                                -----------
                                                                 50,351,130
                                                                -----------
Beverages & Bottling - 0.3%
  Cadbury Schweppes PLC,
    Unsecured Notes
    3.88%(f)                             10/01/08      1,290      1,316,664
    5.12%(f)                             10/01/13        650        672,530
  The Pepsi Bottling Group, Inc.,
    Unsecured Notes
    5.00%                                11/15/13        835        869,232
                                                                -----------
                                                                  2,858,426
                                                                -----------

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
CORPORATE BONDS (Continued)
Chemicals - 0.4%
  Dow Chemical Co., Senior
    Debentures
    5.97%                                01/15/09     $3,773    $ 4,169,957
                                                                -----------
Energy & Utilities - 1.5%
  Carolina Power & Light, Senior
    Secured Notes
    7.50%                                04/01/05      2,850      3,017,608
  Centerpoint Engery Houston, General
    & Refunding Mortgages Notes
    5.70%                                03/15/13      1,300      1,395,121
  Dominion Resources, Inc., Senior
    Unsecured Notes
    4.12%(g)                             02/15/08      1,730      1,790,273
    5.12%                                12/15/09      1,250      1,337,012
  Florida Power Corp., First Mortgage
    Bonds
    6.65%                                07/15/11        500        576,909
  Kinder Morgan Energy Partners LP,
    Senior Unsecured Notes
    5.00%                                12/15/13        950        957,165
  Ontario Electricity Financial Corp.,
    Senior Notes
    6.10%                                01/30/08      1,020      1,145,247
  PECO Energy Co., First Refunding
    Mortgages
    5.95%                                11/01/11      1,900      2,117,644
  Virginia Electric and Power Co.,
    Unsecured Notes
    5.73%                                11/25/08      2,514      2,742,902
                                                                -----------
                                                                 15,079,881
                                                                -----------
Entertainment & Leisure - 0.8%
  Time Warner Cos., Inc., Debentures
    8.11%                                08/15/06      1,575      1,776,712
    8.18%                                08/15/07        350        408,084
  Time Warner Cos., Inc., Senior
    Debentures
    7.57%                                02/01/24      1,750      2,015,267
  Time Warner Cos., Inc., Senior
    Unsecured Notes
    6.75%                                04/15/11      3,050      3,457,733
  Turner Broadcasting Corp., Senior
    Notes
    8.38%                                07/01/13        300        373,668
                                                                -----------
                                                                  8,031,464
                                                                -----------
Finance - 13.2%
  American General Financial Corp.,
    Notes
    8.12%                                08/15/09      2,250      2,735,973
  Archstone-Smith Trust Corp., Senior
    Unsecured Notes
    5.00%                                08/15/07        850        904,672
    3.00%                                06/15/08        925        913,872
  ASIF Global Finance, Unsecured
    Notes
    3.85%(f)                             11/26/07      5,450      5,637,316
    3.90%(f)                             10/22/08      2,320      2,393,266
  Cable and Wireless Optus Finance
    Ltd., Unsecured Notes
    8.00%(f)                             06/22/10      1,425      1,639,686

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                    INTERMEDIATE BOND PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                        PAR
                                          MATURITY     (000)        VALUE
                                         ---------- ---------- --------------
CORPORATE BONDS (Continued)
Finance (Continued)
  Citigroup, Inc., Senior Unsecured
    Notes
    5.75%                                05/10/06     $2,150    $  2,317,304
    5.00%                                03/06/07      2,690       2,886,534
    3.50%                                02/01/08      1,300       1,328,236
  Citigroup, Inc., Subordinated Notes
    7.75%                                06/15/06      3,480       3,900,920
    6.38%                                11/15/08      1,710       1,924,745
    7.25%                                10/01/10      4,500       5,359,329
  Citigroup, Inc., Unsecured Notes
    3.62%(g)                             02/09/09      1,865       1,896,183
  Credit Suisse First Boston USA, Inc.,
    Senior Unsecured Notes
    4.62%                                01/15/08      3,070       3,252,220
    6.12%                                11/15/11      1,180       1,318,060
  Diageo Finance BV, Unsecured
    Notes
    3.88%                                04/01/11      2,950       2,925,369
  General Electric Capital Corp., Senior
    Unsecured Notes
    6.88%(g)                             11/15/10      3,545       4,161,472
    5.88%                                02/15/12      2,480       2,752,140
    6.00%                                06/15/12      1,500       1,675,695
  General Electric Capital Corp.,
    Unsecured Notes
    2.80%(g)                             01/15/07      2,650       2,657,950
    3.50%                                08/15/07      3,820       3,928,144
  General Motors Acceptance Corp.,
    Senior Unsecured Notes
    7.25%                                03/02/11        495         549,341
    6.88%                                09/15/11      4,810       5,215,916
  Glaxosmithline Capital, Inc.,
    Unsecured Notes
    4.38%                                04/15/14        815         811,519
  The Goldman Sachs Group, Inc.,
    Senior Unsecured Notes
    6.88%                                01/15/11        955       1,109,223
    6.60%                                01/15/12      4,795       5,495,362
    5.25%                                10/15/13      1,445       1,502,236
  The Goldman Sachs Group, Inc.,
    Unsecured Notes
    4.75%                                07/15/13        625         624,932
  Greenpoint Financial Corp., Senior
    Unsecured Notes
    3.20%                                06/06/08      1,510       1,492,653
  Household Finance Corp., Notes
    4.62%                                01/15/08      1,940       2,054,256
    6.38%                                11/27/12      1,125       1,271,284
  Household Finance Corp., Senior
    Unsecured Notes
    7.20%                                07/15/06      1,975       2,192,708
    5.75%                                01/30/07        500         544,567
    6.38%                                10/15/11      6,020       6,825,831
    7.00%                                05/15/12        150         176,023
  Household Finance Corp., Unsecured
    Notes
    4.12%                                12/15/08        775         800,474
  Lehman Brothers Holdings, Inc.,
    Senior Notes
    6.62%                                02/05/06        625         678,512

                                                        PAR
                                          MATURITY     (000)        VALUE
                                         ---------- ---------- --------------
CORPORATE BONDS (Continued)
Finance (Continued)
  Lehman Brothers Holdings, Inc.,
    Senior Unsecured Notes
    6.25%(g)                             05/15/06     $2,675    $  2,910,455
  Lehman Brothers Holdings, Inc.,
    Unsecured Notes
    4.00%                                01/22/08      1,495       1,552,318
  Massmutual Global Funding II,
    Senior Secured Notes
    2.55%(f)                             07/15/08      2,535       2,480,477
  Morgan Stanley, Senior Unsecured
    Notes
    5.80%                                04/01/07      1,805       1,971,782
    3.88%                                01/15/09      5,950       6,069,537
    6.75%                                04/15/11      1,940       2,240,915
  Morgan Stanley, Subordinated Notes
    4.75%                                04/01/14      1,975       1,939,701
  Nationwide Building Society,
    Unsecured Notes
    2.62%(f)                             01/30/07      1,795       1,806,208
  New York Life Global Funding,
    Unsecured Notes
    3.88%(f)                             01/15/09      2,945       3,018,702
  Principal Life Global Funding I,
    Unsecured Notes
    3.62%(f)                             04/30/08      3,600       3,677,940
  Protective Life Secured Trust,
    Secured Notes
    3.70%                                11/24/08      1,110       1,131,079
  Prudential Funding LLC, Senior
    Unsecured Notes
    6.60%(f)                             05/15/08        810         914,636
  Rabobank Capital Funding Trust II,
    Capital Securities
    5.26%(f)                             12/29/49        400         414,125
  SLM Corp., Senior Unsecured Notes
    3.62%                                03/17/08      2,565       2,627,658
    5.12%                                08/27/12      1,665       1,745,969
  SP Powerassets Ltd., Unsecured
    Notes
    3.80%(f)                             10/22/08      1,925       1,978,476
  Swedbank, Capital Securities
    7.50%(c)(f)                          09/29/49      2,200       2,639,780
  UBS Preferred Funding Trust I,
    Capital Securities
    8.62%(c)                             10/29/49        475         599,352
  Washington Mutual Finance Corp.,
    Senior Unsecured Notes
    6.25%                                05/15/06      2,750       2,990,136
                                                                ------------
                                                                 130,563,169
                                                                ------------
Food & Agriculture - 1.1%
  General Mills, Inc., Senior Unsecured
    Notes
    5.12%                                02/15/07      5,190       5,543,543
  Kellogg Co., Senior Unsecured Notes
    6.60%                                04/01/11        875       1,012,490
  Kraft Foods, Inc., Senior Notes
    6.85%                                06/15/05      1,485       1,576,580

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                    INTERMEDIATE BOND PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                     PAR
                                       MATURITY     (000)       VALUE
                                      ---------- ---------- -------------
CORPORATE BONDS (Continued)
Food & Agriculture (Continued)
  Kraft Foods, Inc., Senior Unsecured
    Notes
    4.62%(g)                          11/01/06     $  825    $   870,606
    5.62%                             11/01/11      3,092      3,352,888
                                                             -----------
                                                              12,356,107
                                                             -----------
Insurance - 0.3%
  Allstate Financial Global Funding,
    Senior Unsecured Notes
    1.38%(c)(f)                       06/21/06      1,750      1,753,850
  Fund American Cos., Inc., Senior
    Notes
    5.88%                             05/15/13        175        183,800
  RLI Corp., Senior Unsecured Notes
    5.95%                             01/15/14      1,155      1,197,354
                                                             -----------
                                                               3,135,004
                                                             -----------
Manufacturing - 0.4%
  General Electric Co., Senior Notes
    5.00%                             02/01/13      3,605      3,764,593
                                                             -----------
Medical & Medical Services - 0.1%
  Anthem, Inc., Senior Unsecured
    Notes
    6.80%                             08/01/12        750        869,500
                                                             -----------
Motor Vehicles - 0.8%
  DaimlerChrysler North America
    Holding Corp., Notes
    4.75%                             01/15/08      3,720      3,875,681
  DaimlerChrysler North America
    Holding Corp., Unsecured Notes
    4.05%                             06/04/08      2,405      2,423,335
    6.50%                             11/15/13      1,230      1,330,313
                                                             -----------
                                                               7,629,329
                                                             -----------
Oil & Gas - 2.0%
  Atlantic Richfield Co., Debentures
    10.88%                            07/15/05      2,960      3,307,711
  Encana Corp., Senior Unsecured
    Notes
    4.75%                             10/15/13      1,410      1,438,300
  Occidental Petroleum Corp., Senior
    Unsecured Notes
    6.75%                             01/15/12        980      1,135,918
  Ocean Energy Inc., Senior
    Unsecured Notes
    4.38%                             10/01/07      1,660      1,736,343
  Texas Eastern Transmission LLP,
    Senior Unsecured Notes
    5.25%                             07/15/07      1,590      1,703,192
  Tosco Corp., Senior
    Notes
    7.62%                             05/15/06      2,525      2,800,907
  Tosco Corp., Senior Unsecured
    Notes
    7.25%                             01/01/07        805        905,761
  Union Pacific Resources, Inc.,
    Debentures
    7.38%                             05/15/06      5,845      6,476,844
                                                             -----------
                                                              19,504,976
                                                             -----------
Paper & Forest Products - 0.2%
  International Paper Co., Senior
    Unsecured Notes
    4.25%                             01/15/09      1,250      1,282,508

                                                     PAR
                                       MATURITY     (000)       VALUE
                                      ---------- ---------- -------------
CORPORATE BONDS (Continued)
Paper & Forest Products (Continued)
  Weyerhaeuser Co., Debentures
    7.12%                             07/15/23     $  905    $ 1,000,865
                                                             -----------
                                                               2,283,373
                                                             -----------
Pharmaceuticals - 0.2%
  Bristol-Myers Squibb Co., Senior
    Unsecured Notes
    5.75%                             10/01/11      1,980      2,176,656
                                                             -----------
Real Estate - 0.7%
  Avalonbay Communities, Inc., Senior
    Unsecured Notes
    5.00%                             08/01/07      1,380      1,460,551
  EOP Operating LP, Senior Unsecured
    Notes
    6.76%                             06/15/07        750        839,473
    7.75%                             11/15/07      1,225      1,409,314
    6.95%                             03/02/11      2,820      3,261,804
                                                             -----------
                                                               6,971,142
                                                             -----------
Retail Merchandising - 0.4%
  Kroger Co., Senior Unsecured Notes
    6.80%                             04/01/11      1,945      2,231,998
  Wal-Mart Stores, Inc., Senior
    Unsecured Notes
    6.88%                             08/10/09      1,640      1,924,670
  Wal-Mart Stores, Inc., Unsecured
    Notes
    3.38%                             10/01/08         80         80,844
                                                             -----------
                                                               4,237,512
                                                             -----------
Telecommunications - 2.8%
  AT&T Broadband Corp., Unsecured
    Notes
    8.38%                             03/15/13        738        916,502
  Comcast Cable Communications
    Corp., Senior Notes
    8.38%                             05/01/07      2,550      2,961,210
  Comcast Cable Communications
    Corp., Senior Unsecured Notes
    6.88%                             06/15/09        975      1,111,071
    5.50%                             03/15/11      4,680      4,959,583
  Cox Communications, Inc., Senior
    Unsecured Notes
    7.75%                             11/01/10        565        674,170
  Qwest Corp., Senior Unsecured
    Notes
    9.12%(f)                          03/15/12        340        385,900
  SBC Communications, Inc., Senior
    Unsecured Notes
    5.88%                             02/01/12      1,285      1,403,959
  Telus Corp., Senior Unsecured Notes
    7.50%                             06/01/07      2,100      2,371,971
  Verizon New Jersey, Inc., Senior
    Debentures
    5.88%                             01/17/12      5,850      6,369,363
  Vodafone Group PLC, Senior
    Unsecured Notes
    3.95%                             01/30/08      2,595      2,686,956
    7.75%                             02/15/10      1,825      2,198,650
  WorldCom, Inc., Senior Notes
    6.40%(h)(i)                       08/15/05      2,850        969,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                    INTERMEDIATE BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                     PAR
                                        MATURITY    (000)           VALUE
                                       ---------- --------      -------------
CORPORATE BONDS (Continued)
Telecommunications (Continued)
  WorldCom, Inc., Senior Unsecured
    Notes
    7.38%(f)(h)(i)                     01/15/06   $    270    $       91,800
    8.00%(g)(h)(i)                     05/15/06        380           129,200
    8.25%(g)(h)(i)                     05/15/10        190            64,600
                                                               -------------
                                                                  27,293,935
                                                               -------------
Transportation - 0.5%
  Burlington Northern Santa Fe Corp.,
    Senior Unsecured Notes
    7.88%                              04/15/07      4,500         5,199,255
                                                               -------------
Yankee - 2.0%
  Deutsche Telekom International
    Finance BV, Senior Unsecured
    Notes
    8.25%                              06/15/05      2,415         2,596,608
    8.50%(c)                           06/15/10      2,990         3,666,786
  Mobil Oil Canada
    5.00%                              12/21/04      3,500         3,592,505
  Province of Quebec, Debentures
    7.00%                              01/30/07      1,540         1,736,703
  Telefonica Europe BV, Senior
    Unsecured Notes
    7.75%                              09/15/10      1,250         1,509,595
  United Mexican States, Unsecured
    Notes
    10.38%                             02/17/09      4,850         6,251,650
                                                               -------------
                                                                  19,353,847
                                                               -------------
TOTAL CORPORATE BONDS
  (Cost $315,654,247)                                            329,578,856
                                                               -------------
TAXABLE MUNICIPAL BONDS - 1.2%
  California Department of Water
    Resources Revenue Bonds, Series
    02, Class E
    3.58%                              05/01/04      2,625         2,628,911
  Elmhurst, Illinois Sales Tax Revenue
    Bonds, Series 98
    5.62%                              05/15/10        250           263,636
  New Jersey Economic Development
    Authority State Pension Funding
    Zero Coupon Revenue Bonds,
    Series 97, Class B
    6.94%(d)                           02/15/05      2,900         2,860,473
  Oregon School Board Taxable
    Pension Deferred Interest Bonds,
    Series A
    1.00%                              06/30/07      2,700         2,466,072
  Texas Public Finance Authority
    Taxable Revenue Bond, Series 03
    3.12%                              06/15/07      2,020         2,062,238
  Wisconsin General Revenue Bonds,
    Series 03-A
    4.80%                              05/01/13      1,910         1,992,722
                                                               -------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $11,890,679)                                              12,274,052
                                                               -------------
SHORT TERM INVESTMENTS - 22.3%
  Chase Manhattan Bank, Time
  Deposit
    1.06%(j)                           04/01/04   $    214    $      214,186
  Federal Home Loan Bank,
Discount
  Notes
    0.90%                              04/01/04     38,600        38,600,000
    0.97%                              04/01/04     57,900        57,900,000
    0.98%                              04/07/04     20,000        19,996,750
    0.98%                              04/12/04     25,000        24,992,552
    0.99%                              05/06/04     20,000        19,980,750
  Federal National Mortgage
  Association, Discount Notes
    1.00%                              04/15/04     30,000        29,988,333
  HBOS Treasury Services PLC,
Asset
  Backed Commercial Paper
    1.11%(j)                           08/11/04      2,004         2,003,949
  Natexis Banques
International,
  Floating Rate Notes
    1.11%(j)                           04/01/04         71            70,965
  U.S. Treasury Bills
    0.96%                              04/08/04     20,000        19,996,286
  Galileo Money Market Fund                          4,650         4,650,336
  Institutional Money Market Trust(j)                3,066         3,065,610
                                                               -------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $221,459,717)                                            221,459,717
                                                               -------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $1,090,121,452(a))                           112.6%    1,116,552,788

                                               NUMBER OF
                                               CONTRACTS
                                           ------------------
PUT SWAPTIONS WRITTEN - (0.1)%
  Union Bank of Switzerland, Strike
    Price 5.75, Expires 09/23/05                    (5,200)(k)      (537,680)
  Union Bank of Switzerland, Strike
    Price 6.00, Expires 10/25/04                    (1,000)(k)       (81,400)
                                                               -------------
TOTAL PUT SWAPTIONS WRITTEN
  (Premiums received $1,581,000)                                    (619,080)
                                                               -------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS
  (Including $52,745,492 of investment
  purchases payable and $84,571,144
  of payable for financing transactions)          (12.6)%       (124,643,608)
                                                 ------        -------------
NET ASSETS (Applicable to
  48,196,644 BlackRock shares,
  39,067,102 Institutional shares,
  7,433,791 Service shares, 4,563,849
  Investor A shares, 1,517,678 Investor
  B shares and 1,679,977 Investor C
  shares outstanding)                             100.0%      $  991,290,100
                                                 ======       ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                    INTERMEDIATE BOND PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                                            VALUE
                                                                         -----------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($466,345,396/48,196,644)                                                   $ 9.68
                                                                              ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($377,926,719/39,067,102)                                                   $ 9.67
                                                                              ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($71,931,768/7,433,791)                                                     $ 9.68
                                                                              ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($44,141,971/4,563,849)                                                     $ 9.67
                                                                              ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($9.67/d0.960)                                                              $10.07
                                                                              ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($14,682,244/1,517,678)                                                     $ 9.67
                                                                              ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR C SHARE
  ($16,262,002/1,679,977)                                                     $ 9.68
                                                                              ======

-------------------

(a) Cost for Federal income tax purposes is $1,091,063,031.
    The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $27,321,109
      Gross unrealized depreciation                                  (1,831,352)
                                                                    -----------
                                                                    $25,489,757
                                                                    ===========

(b) Securities, or a portion thereof, subject to financing transactions.
(c) Rates shown are the rates as of March 31, 2004.
(d) Rates shown are the effective yields as of March 31, 2004.
(e) Securities, or a portion thereof, pledged as collateral with a value of $9,185,713 on 4 short U.S. Treasury Bond futures contracts and 1,235 short U.S. Treasury Note futures contracts expiring June 2004. The value of such contracts on March 31, 2004 was $151,302,813, with an unrealized loss of $2,123,120.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2004, the fund held 3.2% of its net assets, with a current market value of $31,988,747 in securities restricted as to resale.
(g) Total or partial securities on loan.
(h) Non-income producing security.
(i) Security in default.
(j) Securities purchased with the cash proceeds from securities loaned.
(k) Each swaption contract is equivalent to $10,000 in notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                        CORE BOND TOTAL RETURN PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)

                                                                PAR
                                                MATURITY       (000)        VALUE
                                             -------------- ---------- --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 26.9%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
    3.50%                                        04/01/08    $  9,700   $  9,797,728
    3.62%                                        09/15/08       4,875      5,013,206
    3.88%                                        11/10/08      42,225     43,006,585
    4.38%                                        02/04/10      20,805     21,095,588
    6.88%                                        09/15/10      34,895     41,450,654
    4.75%                                        12/08/10       5,135      5,280,788
    4.12%                                        02/24/11      11,025     11,053,246
    4.62%                                        05/28/13       7,375      7,357,934
  Federal National Mortgage
    Association, Unsecured Notes
    1.75%                                        06/16/06       3,925      3,903,884
    7.12%                                        03/15/07       8,985     10,231,381
    3.25%                                        01/15/08      26,565     27,117,524
    5.75%                                        02/15/08      13,740     15,272,752
    6.00%                                     05/08-05/11      21,105     23,735,036
    3.75%                                        09/15/08       8,925      9,069,282
    6.62%                                        09/15/09       9,385     10,947,978
  Overseas Private Investment Co.
    4.09%                                        05/29/12         310        306,160
    4.30%                                        05/29/12         862        866,982
    4.64%                                        05/29/12         640        654,829
    4.68%                                        05/29/12         361        361,358
    4.87%                                        05/29/12       2,721      2,721,482
    5.40%                                        05/29/12       3,374      3,591,409
    5.46%                                        05/29/12         386        406,666
    5.79%                                        05/29/12         680        727,937
    5.88%                                        05/29/12         468        495,759
    5.94%                                        05/29/12       1,289      1,400,510
    5.95%                                        05/29/12         367        400,084
    6.10%                                        05/29/12         432        472,046
    6.81%                                        05/29/12         518        570,072
    6.89%                                        05/29/12       4,126      4,589,968
    6.91%                                        05/29/12       1,387      1,514,504
    7.35%                                        05/29/12         371        413,501
  Resolution Funding Corp. Strip
    Bonds
    6.29%(b)                                     07/15/18       2,850      1,402,724
    6.30%(b)                                     10/15/18       2,850      1,380,212
  Small Business Administration
    Participation Certificates, Series
    92-20H, Class 1
    7.40%                                        08/01/12          60         64,835
  Small Business Administration
    Participation Certificates, Series
    96-20J, Class 1
    7.20%                                        10/01/16       1,774      1,965,561
  Small Business Administration
    Participation Certificates, Series
    97-20B, Class 1
    7.10%                                        02/01/17       1,783      1,977,776
  Small Business Investment Cos.
    Pass-Through, Series 97-P10C,
    Class 1
    6.85%                                        08/01/07       3,388      3,709,205
  Small Business Investment Cos.
    Pass-Through, Series 97-P10D,
    Class 1
    6.51%                                        11/10/07         107        116,367
  Small Business Investment Cos.
    Pass-Through, Series 98-10A,
    Class 1
    6.12%                                        02/01/08         300        323,912

                                                                PAR
                                                MATURITY       (000)        VALUE
                                             -------------- ---------- --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (Continued)
  Small Business Investment Cos.
    Pass-Through, Series 03-10A,
    Class 1
    4.63%                                        03/10/13    $ 10,625   $ 10,750,216
  U.S. Treasury Bonds
    10.38%(c)                                    11/15/12      22,160     28,327,571
    8.12%(d)                                     08/15/19      40,865     57,327,547
    8.50%(c)                                     02/15/20      27,905     40,443,721
    8.00%                                        11/15/21      20,105     28,224,744
    6.25%                                        08/15/23       7,910      9,405,172
    6.00%                                        02/15/26      24,135     27,981,516
    6.75%(c)(d)                                  08/15/26      43,950     55,569,281
    5.38%                                        02/15/31      43,495     47,409,550
  U.S. Treasury Notes
    1.50%                                        03/31/06       8,705      8,691,403
    2.62%                                        03/15/09      26,045     25,857,789
    5.00%                                        08/15/11         405        446,275
    4.88%                                        02/15/12      27,510     30,029,971
    4.00%(e)                                  11/12-02/14      73,990     75,394,085
                                                                        ------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $705,598,312)
                                                                         720,626,266
                                                                        ------------
MORTGAGE PASS-THROUGHS - 22.7%
  Federal Home Loan Mortgage Corp.
    Gold
     5.50%                                    03/11-09/33      45,225     47,171,275
     6.00%                                    04/11-04/34      84,302     88,178,015
     8.00%                                    11/15-10/25          59         63,940
     4.00%                                       08/01/18         198        196,578
     7.00%                                    03/25-05/31         409        433,637
     7.50%                                    07/26-05/30          11         12,131
     6.50%                                    11/28-04/34       4,812      5,056,384
     5.00%                                    12/33-04/34      38,358     38,538,391
  Federal National Mortgage
    Association
     6.50%                                    04/08-06/33      23,800     25,075,769
     6.00%                                    09/08-04/34       8,711      9,194,148
     7.00%                                    11/08-08/32      20,251     21,553,124
     5.50%                                    02/09-04/34     100,691    103,262,587
     8.00%                                    10/09-05/22          19         20,377
     4.00%                                    07/18-11/18       9,859      9,800,317
     4.50%                                    09/18-04/19      36,082     36,166,951
     5.00%                                    04/19-04/34     122,900    124,342,609
     7.50%                                       09/01/22           5          5,427
     6.57%(f)                                    01/01/31      10,722     11,161,693
  Government National Mortgage
    Association
     8.50%                                       01/15/10           2          2,159
     7.00%                                    03/13-02/33       9,763     10,415,462
     6.00%                                    11/14-04/34      42,434     44,359,170
     9.00%                                       07/15/18           8          8,646
     7.50%                                    05/23-02/30          25         26,978
     6.50%                                    12/23-11/31      14,842     15,707,365
     5.50%                                    12/32-09/33      16,727     17,219,146
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    10.40%(b)                                    06/15/21      14,922        279,779
                                                                        ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $601,148,640)                                                    608,252,058
                                                                        ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                            PAR
                                              MATURITY     (000)       VALUE
                                             ---------- ---------- -------------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 2.0%
  Federal Home Loan Mortgage Corp.,
    Series 1361, Class I
    6.00%                                    09/15/07    $ 1,027    $ 1,053,667
  Federal Home Loan Mortgage Corp.,
    Series 2594, Class TV
    5.50%                                    03/15/14      7,970      8,548,669
  Federal National Mortgage
    Association Strip Notes, Series
    329, Class 1 (PO)
    6.40%(b)                                 12/01/32     13,828     11,572,501
  Federal National Mortgage
    Association Strip Notes, Series
    333, Class 1 (PO)
    5.21%(b)                                 03/25/33     21,254     17,600,552
  Federal National Mortgage
    Association Strip Notes, Series
    334, Class 3 (IO)
    1.00%(b)                                 02/01/33     13,557      2,270,780
  Federal National Mortgage
    Association Strip Notes, Series
    339, Class 8 (IO)
    5.79%(b)                                 07/01/33     20,815      3,486,436
  Federal National Mortgage
    Association, Series 96-48, Class Z
    7.00%                                    11/25/26      7,215      7,699,918
  Federal National Mortgage
    Association, Strip Notes, Series
    279, Class 1 (PO)
    6.00%(b)                                 07/01/26         48         43,201
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (IO)
    7.00%(b)                                 02/17/17        381         84,500
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (PO)
    7.00%(b)                                 02/17/17        397        368,758
  Salomon Brothers Mortgage
    Securities VI, Series 87-2 (IO)
    7.00%(b)                                 03/06/17        302         70,453
  Salomon Brothers Mortgage
    Securities VI, Series 87-2 (PO)
    7.00%(b)                                 03/06/17        302        274,630
  Salomon Brothers Mortgage
    Securities, Series 87-3, Class A
    (PO)
    12.50%(b)                                10/23/17        147        138,969
  Structured Asset Securities Corp.,
    Series 96-CFL, Class X1 (IO)
    1260.00%(b)                              02/25/28      8,167        490,000
                                                                    -----------
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $55,257,844)                                                 53,703,034
                                                                    -----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 7.5%
  Bank of America Alternative Loan
    Trust, Series 03-5, Class 2A1
       5.00%                                 07/25/18     19,382     19,769,692
  Chase Commercial Mortgage
    Securities Corp., Series 97-1,
    Class X (IO)
       8.69%(b)                              04/19/15     36,783      1,261,361
  Chase Commercial Mortgage
    Securities Corp., Series 99-2,
    Class A2
       7.20%                                 01/15/32     10,105     11,910,934

                                                            PAR
                                              MATURITY     (000)       VALUE
                                             ---------- ---------- -------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  Citicorp Mortgage Securities, Inc.,
    Series 01-11, Class 2A
       6.25%                                 07/25/16    $ 1,299    $ 1,310,059
  Citigroup Mortgage Loan Trust, Inc.,
    Series 03-UP3, Class A2
       7.00%                                 12/25/33      8,888      9,284,875
  Countrywide Alternative Loan Trust,
    Series 04-2CB, Class 4A1
       5.00%                                 02/15/19     10,041     10,173,133
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 97-C1,
    Class AX (IO)
       8.60%(b)                              06/20/29     47,591      2,524,555
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 97-C2,
    Class AX (IO)
       8.32%(b)                              01/17/35     17,001        552,451
  Deutsche Mortgage and Asset
    Receiving Corp., Series 98-C1,
    Class A1
       6.22%                                 06/15/31         36         36,562
  First Union Commercial Mortgage
    Trust, Series 97-C1, Class D
       7.50%                                 04/18/29         50         56,308
  General Motors Acceptance Corp.,
    Commercial Mortgage Securities,
    Inc., Series 97-C1, Class X (IO)
       8.26%(b)                              07/15/27     44,598      2,412,994
  General Motors Acceptance Corp.,
    Commercial Mortgage Securities,
    Inc., Series 99-C2, Class A2
       6.94%                                 09/15/33      3,175      3,664,763
  General Motors Acceptance Corp.,
    Commercial Mortgage Securities,
    Inc., Series 03-C3, Class A3
       4.65%                                 04/10/40      1,840      1,916,038
  GS Mortgage Securities Corp. II,
    Series 98-C1, Class A3
       6.14%                                 10/18/30      7,224      7,903,297
  GSR Mortgage Loan Trust, Series
    02-8F, Class 3AB1
       6.50%                                 09/25/32      3,052      3,076,970
  GSR Mortgage Loan Trust, Series
    03-10, Class 2A1
       4.51%(f)                              10/25/33      9,838      9,925,867
  GSR Mortgage Loan Trust, Series
    03-13, Class 1A1
       4.53%(f)                              11/28/33     20,321     20,378,189
  LB Commercial Conduit Mortgage
    Trust, Series 98-C4, Class X (IO)
       9.77%(b)                              09/15/23     16,297        409,836
  LB Commercial Conduit Mortgage
    Trust, Series 99-C2, Class A1
       7.10%                                 10/15/32      1,314      1,418,386
  LB Commercial Conduit Mortgage
    Trust, Series 99-C2, Class A2
       7.32%                                 10/15/32         85         99,946
  LB-UBS Commercial Mortgage Trust,
    Series 00-C5, Class A1
       6.41%                                 01/15/10     11,132     12,228,832
  LB-UBS Commercial Mortgage Trust,
    Series 03-C8, Class A4
       5.12%                                 11/15/32      8,000      8,454,262

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                       PAR
                                         MATURITY     (000)        VALUE
                                        ---------- ---------- --------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  Master Alternative Loans Trust,
    Series 03-5, Class 7A1
    5.00%                               08/25/18    $10,148    $ 10,352,917
  Master Resecuritization Trust, Series
    03-1
    5.00%                               03/28/32      6,119       6,145,759
  Master Resecuritization Trust, Series
    03-3
    4.25%                               01/28/33      9,628       9,543,441
  Merrill Lynch Mortgage Investors,
    Inc., Series 03-KEY1, Class A4
    5.24%                               11/12/35      7,100       7,518,921
  Morgan Stanley Capital Investments,
    Series 99-FNV1, Class A2
    6.53%                               03/15/31     10,415      11,809,853
  Paine Webber Mortgage Acceptance
    Corp., Series 99-C1, Class A2
    6.82%                               04/15/09         81          90,552
  Residential Accredit Loans, Inc.,
    Series 99-QS8, Class A1
    6.50%                               06/25/14      4,876       4,960,552
  Summit Mortgage Trust, Series 00-1,
    Class B1
    6.08%(f)                            12/28/12        558         559,966
  Union Planters Mortgage Finance
    Corp., Series 99-1, Class A1
    6.25%                               04/01/29        427         430,044
  Wachovia Bank Commercial
    Mortgage Trust, Series 03, Class
    C6
    5.12%                               08/15/35     18,000      19,043,266
  Washington Mutual Mortgage
    Securities Corp., Series 02-MS12,
    Class A
    6.50%                               05/25/32      1,720       1,745,608
                                                               ------------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $197,988,037)                                           200,970,189
                                                               ------------
ASSET BACKED SECURITIES - 2.9%
  Citibank Credit Card Issuance Trust,
    Series 03-A6, Class A6
    2.90%                               05/17/10     17,000      16,997,348
  Citibank Credit Card Issuance Trust,
    Series 04-1, Class A1
    2.53%                               01/20/09     21,450      21,592,642
  Conseco Finance Securitizations
    Corp., Series 00-4, Class A3
    7.47%                               05/01/32      1,698       1,709,519
  MBNA Credit Card Master Note
    Trust, Series 03, Class A7
    2.65%                               11/15/10     20,000      19,797,474
  Sallie Mae Student Loan Trust,
    Series 01-4, Class A1
    1.17%(f)                            01/25/11      2,021       2,021,962
  Sears Credit Account Master Trust,
    Series 02-5, Class A
    1.47%(f)                            11/05/05     12,400      12,462,000
                                                               ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $73,777,801)                                             74,580,945
                                                               ------------

                                                       PAR
                                         MATURITY     (000)        VALUE
                                        ---------- ---------- --------------
CORPORATE BONDS - 22.1%
Aerospace - 0.3%
  Lockheed Martin Corp., Senior
    Debentures
    8.50%                               12/01/29    $ 2,225    $  2,983,380
  Lockheed Martin Corp., Senior
    Unsecured Notes
    8.20%                               12/01/09        630         778,560
  Northrop Grumman Corp., Senior
    Debentures
    7.75%                               03/15/26      1,100       1,336,703
  Northrop Grumman Corp., Senior
    Unsecured Notes
    7.12%                               02/15/11      1,710       2,021,240
  Raytheon Co., Senior Notes
    6.15%                               11/01/08         30          33,353
  Raytheon Co., Unsecured Notes
    4.85%                               01/15/11      1,800       1,858,536
                                                               ------------
                                                                  9,011,772
                                                               ------------
Banks - 4.1%
  Bank of America Corp., Senior Notes
    4.38%                               12/01/10      1,000       1,030,680
  Bank of America Corp., Senior
    Unsecured Notes
    5.25%                               02/01/07      4,090       4,413,545
    3.88%                               01/15/08      2,275       2,358,138
  Bank of America Corp., Subordinated
    Notes
    7.40%                               01/15/11      4,785       5,743,569
  Barclays Bank PLC, Capital
    Securities
    8.55%(f)(g)                         09/29/49      7,655       9,618,446
  Depfa ACS Bank, Senior Notes
    3.62%                               10/29/08     15,300      15,674,850
  HBOs Treasury Services PLC,
    Unsecured Notes
    3.12%(g)                            01/12/07      2,400       2,449,925
  HSBC Bank USA, Subordinated
    Notes
    4.62%                               04/01/14      9,990       9,939,451
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.35%                               03/01/07      4,842       5,244,816
    5.25%                               05/30/07        450         485,938
    4.00%                               02/01/08      1,915       1,989,809
    3.62%                               05/01/08      7,260       7,430,937
    3.50%                               03/15/09      7,085       7,130,677
  J.P. Morgan Chase & Co.,
    Subordinated Notes
    6.75%                               02/01/11      1,860       2,149,583
  Royal Bank of Scotland Group PLC,
    Capital Trust
    6.80%                               12/31/49      3,000       3,151,272
  U.S. Bank NA, Senior Bank Notes
    2.87%                               02/01/07      4,500       4,541,220
    2.40%                               03/12/07      6,500       6,489,665
  U.S. Bancorp, Senior Unsecured
    Notes
    3.95%                               08/23/07      1,100       1,146,090
  Wachovia Corp., Senior Notes
    3.50%                               08/15/08      1,945       1,983,317

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                        PAR
                                          MATURITY     (000)        VALUE
                                         ---------- ---------- --------------
CORPORATE BONDS (Continued)
Banks (Continued)
  Wachovia Corp., Unsecured Notes
    3.62%                                02/17/09    $ 3,420    $  3,476,430
  Wells Fargo & Co., Subordinated
    Notes
    7.80%(f)                             06/15/10      3,625       3,876,383
  Wells Fargo & Co., Unsecured Notes
    3.50%(h)                             04/04/08        330         338,139
    3.12%                                04/01/09      7,300       7,264,449
  Westpac Capital Trust III,
    Subordinated Notes
    5.82%(g)                             12/29/49      1,395       1,488,060
                                                                ------------
                                                                 109,415,389
                                                                ------------
Beverages & Bottling - 0.0%
  Cadbury Schweppes PLC,
    Unsecured Notes
    5.12%(g)                             10/01/13      1,265       1,308,845
                                                                ------------
Chemicals - 0.2%
  Dow Chemical Co., Debentures
    7.38%                                11/01/29      3,970       4,628,226
                                                                ------------
Energy & Utilities - 0.5%
  Dominion Resources, Inc.,
    Debentures
    6.80%                                12/15/27      3,600       4,021,650
  FirstEnergy Corp., Senior Unsecured
    Notes
    7.38%                                11/15/31      1,945       2,157,161
  Florida Power Corp., First Mortgage
    Bonds
    6.65%                                07/15/11      3,250       3,760,962
  Ohio Edison Co., Senior Unsecured
    Notes
    5.45%                                05/01/15        225         229,327
  Ontario Electricity Financial Corp.,
    Senior Notes
    6.10%                                01/30/08      2,000       2,245,580
  Southern California Edison Co.,
    Unsecured Notes
    5.75%                                04/01/35      1,875       1,851,411
                                                                ------------
                                                                  14,266,091
                                                                ------------
Entertainment & Leisure - 0.6%
  Time Warner Cos., Inc., Senior
    Debentures
    7.57%                                02/01/24      5,730       6,598,559
    6.62%                                05/15/29        820         856,823
    7.62%                                04/15/31      4,632       5,419,116
    7.70%                                05/01/32      2,290       2,717,222
  Time Warner Cos., Inc., Senior
    Unsecured Notes
    6.15%                                05/01/07      1,020       1,117,614
                                                                ------------
                                                                  16,709,334
                                                                ------------
Finance - 9.1%
  American General Institutional
    Capital, Capital Securities
    7.57%(c)(g)                          12/01/45      2,450       3,064,460
  Anadarko Finance Co., Senior
    Unsecured Notes
    7.50%                                05/01/31      1,920       2,335,701
  ANZ Capital Trust I, Unsecured
    Notes
    4.48%(g)                             12/31/49      3,395       3,466,911
    5.36%(g)                             12/31/49      2,470       2,540,148

                                                        PAR
                                          MATURITY     (000)        VALUE
                                         ---------- ---------- --------------
CORPORATE BONDS (Continued)
Finance (Continued)
  ASIF Global Finance, Unsecured
    Notes
    3.85%(g)                             11/26/07    $ 3,125    $  3,232,406
  The Bear Stearns Cos., Inc., Senior
    Notes
    7.00%                                03/01/07      1,428       1,605,787
  CA Preferred Fund Trust, Notes
    7.00%                                12/31/49      5,000       5,280,000
  Citigroup Global Markets Holdings,
    Inc., Senior Unsecured Notes
    6.50%                                02/15/08      2,880       3,251,390
  Citigroup, Inc., Senior Unsecured
    Notes
    5.75%                                05/10/06      6,715       7,237,534
    5.50%                                08/09/06      2,500       2,693,465
    5.00%                                03/06/07      4,165       4,469,299
    3.50%                                02/01/08     11,290      11,535,219
  Citigroup, Inc., Subordinated Notes
    7.75%                                06/15/06        675         756,644
    7.25%                                10/01/10      1,335       1,589,934
    6.00%                                10/31/33      9,760      10,222,429
  Citigroup, Inc., Unsecured Notes
    3.62%(h)                             02/09/09      1,300       1,321,736
  Conoco Global Funding Co., Senior
    Unsecured Notes
    6.35%                                10/15/11        900       1,027,593
  Credit Suisse First Boston USA, Inc.,
    Senior Unsecured Notes
    3.88%                                01/15/09      3,450       3,530,713
    6.12%                                11/15/11      1,535       1,714,595
  Devon Financing Corp., Senior
    Unsecured Notes
    6.88%(h)                             09/30/11      4,300       4,975,655
  Diageo Capital PLC, Unsecured
    Notes
    3.50%                                11/19/07      4,345       4,467,038
  Diageo Finance BV, Unsecured
    Notes
    3.88%                                04/01/11        600         594,990
  EOP Operating LP, Unsecured Notes
    4.75%                                03/15/14      6,745       6,640,544
  General Electric Capital Corp., Senior
    Unsecured Notes
    5.35%                                03/30/06      2,620       2,796,850
    6.12%                                02/22/11      2,400       2,708,232
    5.88%                                02/15/12      9,960      11,052,951
    6.00%                                06/15/12      5,540       6,188,900
    6.75%                                03/15/32        675         780,003
  General Electric Capital Corp.,
    Unsecured Notes
    2.80%                                01/15/07     16,245      16,293,735
  General Motors Acceptance Corp.,
    Debentures
    6.51%                                12/01/12      1,630         956,914
  General Motors Acceptance Corp.,
    Senior Unsecured Notes
    7.25%                                03/02/11        775         860,079
    6.88%                                09/15/11      7,245       7,856,406
    8.00%(h)                             11/01/31      1,430       1,583,267
  Glaxosmithline Capital, Inc.,
    Unsecured Notes
    4.38%                                04/15/14      2,600       2,588,896

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                       PAR
                                         MATURITY     (000)        VALUE
                                        ---------- ---------- --------------
CORPORATE BONDS (Continued)
Finance (Continued)
  Goldman Sachs Capital I, Capital
    Securities
    6.34%                               02/15/34    $ 5,790    $  5,881,308
  The Goldman Sachs Group, Inc.,
    Senior Notes
    6.12%                               02/15/33      1,660       1,711,621
  The Goldman Sachs Group, Inc.,
    Senior Unsecured Notes
    7.35%                               10/01/09      1,320       1,563,023
    6.60%                               01/15/12      2,020       2,315,043
  The Goldman Sachs Group, Inc.,
    Unsecured Notes
    3.88%                               01/15/09      1,585       1,619,648
  Household Finance Corp., Notes
    6.38%                               11/27/12      1,390       1,570,742
  Household Finance Corp., Senior
    Notes
    5.88%                               02/01/09      2,350       2,604,284
  Household Finance Corp., Senior
    Unsecured Notes
    7.88%                               03/01/07      2,200       2,522,916
    6.75%                               05/15/11        650         750,791
    6.38%                               10/15/11      7,965       9,031,187
  Household Finance Corp., Unsecured
    Notes
    4.12%                               12/15/08      2,900       2,995,323
  Lehman Brothers Holdings, Inc.,
    Senior Unsecured Notes
    6.25%(h)                            05/15/06      4,385       4,770,968
    7.00%                               02/01/08        175         200,615
  Lehman Brothers Holdings, Inc.,
    Unsecured Notes
    3.60%(h)                            03/13/09      3,000       3,029,010
  Morgan Stanley, Senior Unsecured
    Notes
    5.80%                               04/01/07      2,225       2,430,590
    3.88%                               01/15/09      6,755       6,890,708
    6.75%                               04/15/11      1,970       2,275,569
  Morgan Stanley, Subordinated Notes
    4.75%                               04/01/14     12,375      12,153,825
  Protective Life Secured Trust,
    Secured Notes
    3.70%                               11/24/08      3,000       3,056,970
  Qwest Capital Funding, Inc., Senior
    Notes
    6.38%                               07/15/08      3,350       2,981,500
  Rabobank Capital Funding Trust II,
    Capital Securities
    5.26%(g)                            12/29/49      1,300       1,345,906
  SLM Corp., Unsecured Notes
    5.00%                               10/01/13      3,875       3,975,518
  SP Powerassets Ltd., Unsecured
    Notes
    5.00%(g)                            10/22/13      2,010       2,076,451
  Sun Life of Canada Capital Trust,
    Capital Securities
    8.53%(g)                            05/29/49      2,935       3,511,581
  Swedbank, Capital Securities
    7.50%(f)                            09/29/49      2,800       3,359,720
    9.00%(g)                            12/29/49      7,500       9,436,500

                                                       PAR
                                         MATURITY     (000)        VALUE
                                        ---------- ---------- --------------
CORPORATE BONDS (Continued)
Finance (Continued)
  Swedish Export Credit Corp.,
    Unsecured Notes
    2.88%                               01/26/07    $ 2,700    $  2,747,304
  UBS Preferred Funding Trust I,
    Capital Securities
    8.62%(f)                            10/29/49      2,865       3,615,037
  Wells Fargo Financial, Inc., Senior
    Unsecured Notes
    5.88%                               08/15/08      2,010       2,239,492
                                                               ------------
                                                                243,883,574
                                                               ------------
Food & Agriculture - 0.7%
  General Mills, Inc., Senior Unsecured
    Notes
    5.12%                               02/15/07      3,125       3,337,875
  Kellogg Co., Senior Unsecured Notes
    6.60%                               04/01/11      1,235       1,429,058
  Kraft Foods, Inc., Senior Unsecured
    Notes
    5.25%                               06/01/07      1,975       2,124,804
    5.62%                               11/01/11      8,135       8,821,391
    6.25%                               06/01/12      2,355       2,640,402
                                                               ------------
                                                                 18,353,530
                                                               ------------
Industrial - 0.0%
  Osprey Trust / Osprey I, Inc.
    7.63%(f)(g)(i)(j)                   01/15/49      2,375         831,250
                                                               ------------
Insurance - 0.2%
  American General Corp., Capital
    Securities
    8.50%                               07/01/30      2,325       3,154,890
  Fund American Cos., Inc., Senior
    Notes
    5.88%                               05/15/13        420         441,120
  Pacific Life Corp., Senior Notes
    6.60%(g)                            09/15/33      1,000       1,102,050
                                                               ------------
                                                                  4,698,060
                                                               ------------
Manufacturing - 0.1%
  General Electric Co., Senior Notes
    5.00%                               02/01/13      3,400       3,550,518
                                                               ------------
Metal & Mining - 0.2%
  Alcan, Inc., Unsecured Notes
    6.12%                               12/15/33      1,675       1,769,319
                                                               ------------
Motor Vehicles - 0.5%
  DaimlerChrysler AG, Senior
    Debentures
    7.45%                               03/01/27      3,000       3,291,237
  DaimlerChrysler North America
    Holding Corp., Notes
    4.75%                               01/15/08      4,380       4,563,303
  DaimlerChrysler North America
    Holding Corp., Unsecured Notes
    4.05%                               06/04/08      2,955       2,977,528
    6.50%                               11/15/13      2,350       2,541,654
                                                               ------------
                                                                 13,373,722
                                                               ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
CORPORATE BONDS (Continued)
Oil & Gas - 1.1%
  Anadarko Petroleum Corp., Senior
    Unsecured Notes
    5.38%                               03/01/07    $ 3,515    $ 3,786,569
  Atlantic Richfield Co., Debentures
    9.12%(c)                            03/01/11      4,960      6,414,768
  Conoco, Inc., Senior Unsecured
    Notes
    5.90%                               04/15/04      3,250      3,254,232
    6.95%                               04/15/29      1,350      1,573,494
  Consolidated Natural Gas Co.,
    Senior Unsecured Notes
    5.38%                               11/01/06      2,300      2,466,934
  Devon Energy Corp., Senior
    Debentures
    7.95%                               04/15/32      1,670      2,069,234
  Occidental Petroleum Corp., Senior
    Unsecured Notes
    5.88%                               01/15/07      2,750      3,003,165
  Phillips Petroleum Co., Senior
    Unsecured Notes
    8.50%                               05/25/05      4,675      5,042,628
  Suncor Energy, Inc., Bonds
    5.95%                               12/01/34      1,000      1,057,380
                                                               -----------
                                                                28,668,404
                                                               -----------
Pharmaceuticals - 0.1%
  Bristol-Myers Squibb Co., Senior
    Debentures
    6.88%                               08/01/47      1,634      1,905,857
  Wyeth, Unsecured Notes
    6.50%                               02/01/34      1,800      1,906,254
                                                               -----------
                                                                 3,812,111
                                                               -----------
Publishing & Printing - 0.1%
  News America, Inc., Debentures
    8.88%                               04/26/23        300        393,991
  News America, Inc., Senior
    Debentures
    7.75%                               01/20/24      1,220      1,443,123
                                                               -----------
                                                                 1,837,114
                                                               -----------
Retail Merchandising - 0.1%
  Wal-Mart Stores, Inc., Unsecured
    Notes
    4.12%                               02/15/11      2,705      2,746,625
                                                               -----------
Telecommunications - 2.1%
  AT&T Broadband Corp., Unsecured
    Notes
    8.38%                               03/15/13        345        428,446
  Comcast Cable Communications
    Corp., Senior Notes
    8.38%                               11/01/05        160        175,496
  Comcast Cable Communications
    Corp., Senior Unsecured Notes
    6.38%                               01/30/06         95        101,765
    5.50%                               03/15/11        510        540,467
  Continental Cablevision, Inc., Senior
    Notes
    8.30%(c)                            05/15/06      5,655      6,302,334
  Cox Enterprises, Inc., Unsecured
    Notes
    4.38%(g)                            05/01/08        830        856,367



                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
CORPORATE BONDS (Continued)
Telecommunications (Continued)
  France Telecom, Senior Unsecured
    Notes
    9.50%(f)                            03/01/31    $   700    $   946,189
  New England Telephone & Telegraph
    Co., Debentures
    7.88%                               11/15/29      2,650      3,252,846
  SBC Communications, Inc., Senior
    Unsecured Notes
    5.88%                               08/15/12      4,025      4,386,767
  TCI Communications, Inc., Senior
    Debentures
    7.88%                               02/15/26      8,320      9,853,235
  TCI Communications, Inc., Senior
    Notes
    7.12%                               02/15/28        750        832,988
  Verizon Maryland, Inc., Senior
    Debentures
    6.12%                               03/01/12      3,105      3,428,910
  Verizon New Jersey, Inc., Senior
    Debentures
    5.88%                               01/17/12      4,330      4,714,417
  Verizon Pennsylvania, Inc.,
    Debentures
    5.65%                               11/15/11      1,530      1,652,622
  Vodafone Group PLC, Senior
    Unsecured Notes
    7.75%                               02/15/10     13,660     16,456,748
  WorldCom, Inc., Senior Unsecured
    Notes
    7.38%(g)(j)(k)                      01/15/06      5,455      1,854,700
    8.00%(h)(i)(j)                      05/15/06        300        102,000
    7.50%(h)(i)(j)                      05/15/11      2,285        799,750
    8.25%(h)(i)(j)                      05/15/31      1,385        470,900
                                                               -----------
                                                                57,156,947
                                                               -----------
Transportation - 0.1%
  Burlington Northern & Santa Fe
    Railroad Co., Pass-Through
    Certificates
    8.25%                               01/15/21      1,889      2,481,200
  Burlington Northern Santa Fe Corp.,
    Senior Unsecured Notes
    6.12%                               03/15/09        575        639,935
                                                               -----------
                                                                 3,121,135
                                                               -----------
Yankee - 2.0%
  British Telecommunications Group
    PLC, Senior Unsecured Notes
    8.88%                               12/15/30      3,505      4,676,473
  Canadian National Railway Co.,
    Senior Notes
    6.90%                               07/15/28      3,780      4,468,640
  Canadian Pacific Railroad Co.,
    Senior Unsecured Notes
    6.25%                               10/15/11      1,900      2,150,568
  Deutsche Telekom International
    Finance BV, Senior Unsecured
    Notes
    8.50%(f)                            06/15/10      1,255      1,539,069
    8.75%                               06/15/30      3,775      4,949,145

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                           PAR(n)
                                             MATURITY      (000)         VALUE
                                            ----------   ---------    ------------
CORPORATE BONDS (Continued)
Yankee (Continued)
  Pemex Finance Ltd., Senior
    Unsecured Notes
      9.14%                                  08/15/04    $    521     $    531,420
      9.03%                                  02/15/11       1,700        2,036,209
  Province of Ontario, Senior
    Unsecured Notes
      3.50%                                  09/17/07       2,010        2,075,755
  Province of Quebec, Debentures
      7.00%                                  01/30/07       2,525        2,847,516
  Province of Quebec, Unsecured
    Notes
      7.36%                                  03/06/26         225          284,200
      7.38%                                  04/09/26       2,300        2,875,389
  Tyco International Group SA, Senior
    Notes
      6.38%                                  06/15/05       5,300        5,571,254
  Tyco International Group SA, Senior
    Unsecured Notes
      6.12%(h)                               11/01/08       2,225        2,422,180
  United Mexican States, Bonds
      8.12%                                  12/30/19       2,975        3,532,812
  United Mexican States, Senior
    Unsecured Notes
      8.38%                                  01/14/11       2,680        3,239,450
  United Mexican States, Unsecured
    Notes
      4.62%(h)                               10/08/08       1,950        2,018,250
     10.38%                                  02/17/09       2,860        3,686,540
      5.88%(h)                               01/15/14       3,815        3,961,878
                                                                      ------------
                                                                        52,866,748
                                                                      ------------
TOTAL CORPORATE BONDS
  (Cost $576,740,955)                                                  592,008,714
                                                                      ------------
FOREIGN BONDS - 8.9%
  Bundesobligation (Germany)
      3.50%                                  10/10/08       9,030       11,346,813
  Bundesrepublic Deutschland
      4.25%                                  01/04/14      23,900       30,115,398
  French Treasury Notes
      3.50%                                  01/12/08      75,675       95,327,958
  Government of Canada
      5.25%                                  06/01/13      39,920       32,479,708
  Kingdom of Sweden
      8.00%                                  08/15/07      82,425       12,655,412
      5.00%                                  01/28/09     106,175       15,048,768
  Spain Bonos y Obligation del Estado
      5.15%                                  07/30/09       4,600        6,188,355
  United Kingdom Treasury Notes
      5.00%                                  03/07/08      19,050       35,501,097
                                                                      ------------
TOTAL FOREIGN BONDS
  (Cost $228,648,893)                                                  238,663,509
                                                                      ------------
TAXABLE MUNICIPAL BONDS - 0.3%
  California Department of Water
    Resources Revenue Bonds, Series
      02, Class E
      3.98%                                  05/01/05       3,350        3,425,208

                                                        PAR/SHARES
                                             MATURITY     (000)          VALUE
                                            ----------  -----------   ------------
TAXABLE MUNICIPAL BONDS (Continued)
  New Jersey Economic Development
    Authority State Pension Funding
    Zero Coupon Revenue Bonds,
    Series 97, Class B
    6.94%(b)                                 02/15/05     $   200     $    197,274
    7.51%                                    02/15/16      10,100        5,462,282
                                                                      ------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $7,721,924)                                                      9,084,764
                                                                      ------------
SHORT TERM INVESTMENTS - 24.3%
  Chase Manhattan Bank, Time
    Deposit
    1.06%(l)                                 04/01/04         716          716,333
  Federal Home Loan Bank, Discount
    Notes
    0.97%                                    04/01/04     169,800      169,800,000
    0.98%                                    04/07/04     150,000      149,975,625
    0.98%                                    04/12/04     123,225      123,188,216
    0.98%                                    04/13/04      34,000       33,988,892
    0.99%                                    05/06/04      40,000       39,961,500
  Federal National Mortgage
    Association, Discount Notes
    1.00%                                    04/15/04      60,000       59,976,667
  HBOS Treasury Services PLC, Asset
    Backed Commercial Paper
    1.11%(l)                                 08/11/04       6,568        6,568,193
  Natexis Banques International,
    Floating Rate Notes
    1.11%(l)                                 04/01/04         786          785,874
  U.S. Treasury Bills
    0.96%                                    04/08/04      50,000       49,990,715
  Galileo Money Market Fund                                 6,419        6,419,339
  Institutional Money Market Trust(l)                      10,260       10,260,490
                                                                      ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $651,631,844)                                                  651,631,844
                                                                      ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $3,098,514,250(a))                                  117.3%   3,149,521,323


                                                                        NUMBER OF
                                                                        CONTRACTS
                                                                      -------------
OPTIONS - (0.3)%
Call Options Written - 0.0%
  May 30 Year Federal National
    Mortgage Association 5.0%
    mortgages, Strike Price 99.578125,
    Expires 05/06/04                                       (2,040)        (194,438)
Put Swaptions Written - (0.3)%
  Morgan Stanley, Strike Price 3.60,
    Expires 11/01/04                                      (31,110)(m)     (382,457)
  Union Bank of Switzerland, Strike
    Price 4.90, Expires 12/05/05                           (4,700)(m)   (2,135,209)
  Union Bank of Switzerland, Strike
    Price 5.75, Expires 09/23/05                          (20,700)(m)   (2,140,380)
  Union Bank of Switzerland, Strike
    Price 5.85, Expires 12/05/05                          (10,100)(m)   (2,684,580)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  CORE BOND TOTAL RETURN PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                  NUMBER OF
                                                  CONTRACTS          VALUE
                                              ----------------- ----------------
OPTIONS (Continued)
Put Swaptions Written (Continued)
  Union Bank of Switzerland, Strike
    Price 6.00, Expires 10/25/04                    (6,570)(m)  $     (534,798)
                                                                --------------
TOTAL OPTIONS
  (Premiums received $16,402,893)                                   (8,071,862)
                                                                --------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS
  (Including $473,766,107 of
  investment purchases payable)                      (17.3)%      (463,765,800)
                                                    ------      --------------
NET ASSETS (Applicable to
  137,253,321 BlackRock shares,
  90,569,802 Institutional shares,
  14,993,249 Service shares,
  14,127,266 Investor A shares,
  6,523,554 Investor B shares, and
  9,726,065 Investor C shares
  outstanding)                                       100.0%     $2,677,683,661
                                                    ======      ==============


NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($1,346,602,193/137,253,321)                                         $ 9.81
                                                                       ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($886,749,628/90,569,802)                                            $ 9.79
                                                                       ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($146,756,370/14,993,249)                                            $ 9.79
                                                                       ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($138,349,909/14,127,266)                                            $ 9.79
                                                                       ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($9.79/0.960)                                                        $10.20
                                                                       ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($63,892,782/6,523,554)                                              $ 9.79
                                                                       ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR C SHARE
  ($95,332,779/9,726,065)                                              $ 9.80
                                                                       ======

-------------------

 (a) Cost for Federal income tax purposes is $3,100,630,460. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                            $   61,232,215
      Gross unrealized depreciation                               (12,341,352)
                                                               --------------
                                                               $   48,890,863
                                                               ==============

     (b) Rates shown are the effective yields as of March 31, 2004.
     (c) Securities, or a portion thereof, pledged as collateral with a value of $12,746,148 on 595 long U.S. Treasury Bond futures contracts and 5,898 short U.S. Treasury Note futures contracts expiring June 2004. The value of such contracts on March 31, 2004 was $740,972,031, with an unrealized loss of $12,221,331.
     (d) Securities, or a portion thereof, with a market value of $12,431,205 have been pledged as collateral for swap and swaption contracts.
     (e) Securities, or a portion thereof, subject to financing transactions.
     (f) Rates shown are the rates as of March 31, 2004.
     (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2004, the fund held 1.8% of its net assets, with a current market value of $48,184,006, in securities restricted as to resale.
     (h) Total or partial securities on loan.
     (i) Non-income producing security.
     (j) Security in default.
     (k) The rate shown is the effective yield on the zero coupon bonds.
     (l) Securities purchased with the cash proceeds from securities loaned.
     (m) Each swaption contract is equivalent to $10,000 in notional amount.
     (n) In local currency.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                        CORE PLUS TOTAL RETURN PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)

                                                                PAR
                                                MATURITY       (000)       VALUE
                                             -------------- ---------- -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 25.5%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
    3.50%                                        04/01/08    $   800    $   808,060
    3.88%                                     11/08-01/09      7,500      7,627,440
    4.38%                                        02/04/10      1,130      1,145,783
    6.88%                                        09/15/10      1,855      2,203,495
    4.75%                                        12/08/10      3,690      3,794,763
  Federal National Mortgage
    Association, Unsecured Notes
    1.75%                                        06/16/06        185        184,005
    7.12%                                     03/07-06/10      3,240      3,863,619
    5.25%                                        04/15/07      2,400      2,607,523
    3.25%                                        01/15/08      1,325      1,352,559
    5.75%                                        02/15/08      1,055      1,172,689
    6.00%                                     05/08-05/11      3,635      4,107,104
    3.75%                                        09/15/08        850        863,741
    5.50%                                        07/18/12      1,000      1,041,065
    4.75%                                        02/21/13      1,430      1,447,709
  Resolution Funding Corp. Strip
    Bonds
    6.29%(b)                                     07/15/18        100         49,218
    6.30%(b)                                     10/15/18        100         48,428
  Small Business Administration
    Participation Certificates, Series
    02-P10B, Class 1
    5.20%                                        08/01/12        405        421,387
  Small Business Administration
    Participation Certificates, Series
    04-P10A, Class 1
    4.50%                                        02/01/14      1,400      1,412,250
  U.S. Treasury Bonds
    10.38%(c)                                    11/15/12        295        377,104
    8.12%(d)                                     08/15/19      9,515     13,348,137
    6.25%(d)                                     08/15/23      4,620      5,493,286
    6.00%                                        02/15/26      3,390      3,930,281
    6.75%                                        08/15/26      3,185      4,027,034
    5.38%                                        02/15/31      5,085      5,542,650
  U.S. Treasury Notes
    2.25%                                        02/15/07      2,915      2,939,824
    3.25%                                        08/15/07        245        253,680
    2.62%                                        03/15/09      3,045      3,023,113
    5.00%                                        08/15/11        430        473,823
    4.88%                                        02/15/12      3,430      3,744,195
    4.00%                                     11/12-02/14      2,125      2,176,036
                                                                        -----------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $78,079,545)                                                     79,480,001
                                                                        -----------
MORTGAGE PASS-THROUGHS - 23.4%
  Federal Home Loan Mortgage Corp.
    6.00%                                     05/13-02/33        189        198,090
  Federal Home Loan Mortgage Corp.
    Gold
    6.00%                                     05/17-04/34      3,853      4,020,187
    5.50%                                     08/17-09/33      1,848      1,911,009
    4.00%                                        05/01/18        574        570,749
    6.50%                                     09/28-04/34      3,080      3,236,612
    5.00%                                     09/33-04/34      4,492      4,513,444
  Federal National Mortgage
    Association
    6.00%                                     07/12-04/34      6,254      6,557,419
    5.50%                                     09/12-04/34     17,503     17,990,296

                                                                PAR
                                                MATURITY       (000)       VALUE
                                             -------------- ---------- -------------
MORTGAGE PASS-THROUGHS (Continued)
  Federal National Mortgage
    Association
    6.50%                                     03/16-04/34    $ 2,237    $ 2,357,806
    5.00%                                     09/17-04/34     19,020     19,339,647
    4.00%                                        09/01/18         97         96,341
    4.50%                                        04/20/19      3,200      3,239,002
    7.00%                                     07/29-10/32      1,385      1,470,233
  Government National Mortgage
    Association
    6.00%                                     11/28-04/34      3,953      4,128,236
    7.00%                                     08/30-09/31        698        743,754
    6.50%                                     04/31-09/32      1,727      1,823,372
    5.50%                                     07/33-08/33        765        787,596
                                                                        -----------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $72,581,224)
                                                                         72,983,793
                                                                        -----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 4.2%
  Chase Commercial Mortgage
    Securities Corp., Series 99-2,
    Class A2
     7.20%                                       01/15/32        225        265,210
  Chase Commercial Mortgage
    Securities Corp., Series 00-1,
    Class A2
     7.76%                                       04/15/32        565        668,263
  Commercial Mortgage Pass-Through
    Certificates, Series 04-LB2A, Class
    A4
     4.72%                                       03/10/39      1,510      1,534,066
  Countrywide Alternative Loan Trust,
    Series 04-2CB, Class 4A1
     5.00%                                       02/15/19      1,969      1,994,732
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 01-CK6,
    Class A3
     6.39%                                       10/15/11        325        371,831
  Goldman Sachs Mortgage Securities
    Corp. II, Series 03-C1, Class X2
    (IO)
     3.44%(b)                                    01/10/40     24,047        965,525
  IMPAC Secured Assets Corp., Series
    03-2, Class A2
     6.00%                                       08/25/33        447        460,361
  J.P. Morgan Chase Commercial
    Mortgage Securities Corp., Series
    01-CIB2, Class A3
     6.43%                                       04/15/35        820        935,563
  J.P. Morgan Chase Commercial
    Mortgage Securities Corp., Series
    01-CIBC, Class A3
     6.26%                                       03/15/33      1,150      1,300,911
  LB Commercial Conduit Mortgage
    Trust, Series 98-C4, Class A1B
     6.21%                                       10/15/35        900      1,007,872
  LB-UBS Commercial Mortgage Trust,
    Series 02-C7, Class A2
     3.90%                                       12/15/26        510        527,985
  LB-UBS Commercial Mortgage Trust,
    Series 03-C8, Class A4
     5.12%                                       11/15/32      1,835      1,939,196
  Morgan Stanley Capital Investments,
    Series 98-HF2, Class A2
     6.48%                                       11/15/30        365        412,058

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                      PAR
                                        MATURITY     (000)       VALUE
                                       ---------- ---------- -------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  Morgan Stanley Capital Investments,
    Series 99-FNV1, Class A2
    6.53%                              03/15/31     $  500    $   566,964
  Washington Mutual Mortgage
    Securities Corp., Series 02-MS12,
    Class A
    6.50%                              05/25/32         67         68,455
                                                              -----------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $12,732,490)                                           13,018,992
                                                              -----------
ASSET BACKED SECURITIES - 4.6%
  Asset Securitization Corp., Series
    97-D5, Class A1C
    6.75%                              02/14/41        945      1,063,182
  Citibank Credit Card Issuance Trust,
    Series 03-A3, Class A3
    3.10%                              03/10/10      1,125      1,136,249
  Citibank Credit Card Issuance Trust,
    Series 03-A6, Class A6
    2.90%                              05/17/10      1,700      1,699,735
  Citibank Credit Card Issuance Trust,
    Series 04-1, Class A1
    2.53%                              01/20/09      3,150      3,170,948
  MBNA Credit Card Master Note
    Trust, Series 03, Class A6
    2.75%                              10/15/10      1,500      1,492,614
  MBNA Credit Card Master Note
    Trust, Series 03, Class A7
    2.65%                              11/15/10      3,250      3,217,090
  Sallie Mae Student Loan Trust,
    Series 02-3, Class A2
    1.16%(e)                           10/26/09        158        158,082
  Sallie Mae Student Loan Trust,
    Series 03-3, Class A2
    1.13%(e)                           06/15/10        622        621,836
  Sears Credit Account Master Trust,
    Series 02-5, Class A
    1.47%(e)                           11/05/05        625        628,124
  Structured Asset Securities Corp.,
    Series 03-AL2, Class A
    3.36%                              01/25/31      1,076      1,040,749
                                                              -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $14,106,651)                                           14,228,609
                                                              -----------
CORPORATE BONDS - 21.2%
Aerospace - 0.2%
  BE Aerospace, Inc., Senior Notes
    8.50%                              10/01/10        110        117,700
  Lockheed Martin Corp., Senior
    Debentures
    8.50%                              12/01/29        345        462,591
  Lockheed Martin Corp., Senior
    Unsecured Notes
    8.20%                              12/01/09        110        135,939
  Northrop Grumman Corp.,
    Debentures
    7.88%(f)                           03/01/26        100        124,566
  Northrop Grumman Corp., Senior
    Debentures
    7.75%                              02/15/31         40         49,703

                                                      PAR
                                        MATURITY     (000)       VALUE
                                       ---------- ---------- -------------
CORPORATE BONDS (Continued)
Aerospace (Continued)
  Raytheon Co., Unsecured Notes
    4.85%                              01/15/11     $  185    $   191,016
                                                              -----------
                                                                1,081,515
                                                              -----------
Banks - 2.9%
  Bank of America Corp., Senior
    Unsecured Notes
    5.25%                              02/01/07        400        431,641
    3.88%                              01/15/08        180        186,578
  Bank of America Corp., Subordinated
    Notes
    7.80%                              02/15/10         60         72,850
    7.40%                              01/15/11        860      1,032,282
  Barclays Bank PLC, Capital
    Securities
    8.55%(e)(f)                        09/29/49        615        772,743
  Depfa ACS Bank, Senior Notes
    3.62%                              10/29/08        850        870,825
  HSBC Bank USA, Subordinated
    Notes
    4.62%                              04/01/14        655        651,686
  ING Bank NV, Subordinated Notes
    5.12%(f)                           05/01/15        225        230,876
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.25%                              05/30/07         50         53,993
    3.62%                              05/01/08        440        450,360
  J.P. Morgan Chase & Co.,
    Subordinated Notes
    7.12%                              06/15/09        100        117,148
    6.75%                              02/01/11        125        144,460
    6.62%                              03/15/12        400        460,086
  Sovereign Bancorp, Inc., Senior
    Unsecured Notes
    10.50%                             11/15/06         50         59,500
  U.S. Bank NA, Senior Bank Notes
    2.87%                              02/01/07        650        655,954
    2.40%                              03/12/07        715        713,863
  U.S. Bancorp, Senior Unsecured
    Notes
    3.95%                              08/23/07         65         67,724
  Wachovia Corp., Unsecured Notes
    3.62%                              02/17/09        630        640,395
  Wells Fargo & Co., Subordinated
    Notes
    7.80%(e)                           06/15/10        325        347,538
  Wells Fargo & Co., Unsecured Notes
    3.12%                              04/01/09        800        796,104
  Westpac Capital Trust III,
    Subordinated Notes
    5.82%(e)(f)                        12/29/49        200        213,342
                                                              -----------
                                                                8,969,948
                                                              -----------
Beverages & Bottling - 0.0%
  Cadbury Schweppes PLC,
    Unsecured Notes
    5.12%(f)                           10/01/13        120        124,159
                                                              -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                           PAR
                                           MATURITY       (000)       VALUE
                                        -------------- ---------- ------------
CORPORATE BONDS (Continued)
Broadcasting - 0.1%
  Charter Communications Holdings
    LLC, Senior Unsecured Notes
    10.75%                                  10/01/09     $  120    $  105,000
  News America, Inc., Senior
    Debentures
    7.62%                                   11/30/28        100       118,871
                                                                   ----------
                                                                      223,871
                                                                   ----------
Chemicals - 0.3%
  Dow Chemical Co., Debentures
    7.38%                                03/23-11/29        400       460,630
  Dow Chemical Co., Notes
    5.75%                                   11/15/09        350       384,167
                                                                   ----------
                                                                      844,797
                                                                   ----------
Computer & Office Equipment - 0.1%
  Avery Dennison Corp., Senior
    Unsecured Notes
    4.88%                                   01/15/13        200       207,010
                                                                   ----------
Construction - 0.0%
  D.R. Horton, Inc., Senior Unsecured
    Notes
    10.50%                                  04/01/05         15        16,050
    8.50%                                   04/15/12         50        58,250
                                                                   ----------
                                                                       74,300
                                                                   ----------
Containers - 0.0%
  Crown Holdings, Inc., Senior Secured
    Notes
    9.50%                                   03/01/11         55        61,875
                                                                   ----------
Energy & Utilities - 1.0%
  AES Corp., Senior Secured Notes
    8.75%                                   05/15/13        130       142,675
  Calpine Corp., Senior Secured Notes
    8.50%(f)                                07/15/10        125       115,000
  Dominion Resources, Inc., Senior
    Unsecured Notes
    4.12%                                   02/15/08        175       181,097
    5.12%                                   12/15/09        150       160,442
  Exelon Generation Corp., Senior
    Unsecured Notes
    6.75%                                   05/01/11        100       114,348
  FirstEnergy Corp., Senior Unsecured
    Notes
    7.38%                                   11/15/31        170       188,544
  Midwest Generation LLC,
    Pass-Through Certificates
    8.30%                                   07/02/09        110       113,300
  Midwest Generation LLC,
    Pass-Through Certificates, Series
    B
    8.56%                                   01/02/16        130       135,200
  Nalco Co., Senior Notes
    7.75%(f)                                11/15/11        125       130,000
  National Waterworks, Inc., Senior
    Subordinated Notes, Series B
    10.50%                                  12/01/12         55        62,150
  NRG Energy, Inc., Second Mortgage
    Bonds
    8.00%(f)                                12/15/13        155       160,038
  Ohio Edison Co., Senior Unsecured
    Notes
    5.45%                                   05/01/15        475       484,133

                                                           PAR
                                           MATURITY       (000)       VALUE
                                        -------------- ---------- ------------
CORPORATE BONDS (Continued)
Energy & Utilities (Continued)
  Ontario Electricity Financial Corp.,
    Senior Notes
    6.10%                                   01/30/08     $  295    $  331,223
  Pioneer Natural Resources Co.,
    Senior Notes
    7.20%                                   01/15/28        140       155,823
  Southern California Edison Co.,
    Unsecured Notes
    5.75%                                   04/01/35        200       197,484
  XTO Energy, Inc., Senior Unsecured
    Notes
    4.90%                                   02/01/14        500       501,892
                                                                   ----------
                                                                    3,173,349
                                                                   ----------
Entertainment & Leisure - 0.8%
  Time Warner Cos., Inc., Senior
    Debentures
    7.57%                                   02/01/24        180       207,285
    6.62%                                   05/15/29        225       235,104
    7.62%                                   04/15/31        780       912,545
    7.70%                                   05/01/32        295       350,035
  Time Warner Cos., Inc., Senior
    Unsecured Notes
    6.12%                                   04/15/06         25        26,934
    6.15%                                   05/01/07        570       624,549
                                                                   ----------
                                                                    2,356,452
                                                                   ----------
Finance - 8.7%
  AID-Israel, Unsecured Notes
    5.50%                                   09/18/23        850       900,541
  Anadarko Finance Co., Senior
    Unsecured Notes
    7.50%                                   05/01/31        250       304,128
  ANZ Capital Trust I, Unsecured
    Notes
    4.48%(f)                                12/31/49        320       326,778
    5.36%(f)                                12/31/49        240       246,816
  ASIF Global Finance, Unsecured
    Notes
    3.85%(c)(f)                             11/26/07      1,310     1,355,025
    3.90%(f)                                10/22/08        865       892,317
  The Bear Stearns Cos., Inc., Senior
    Unsecured Notes
    5.70%                                   01/15/07        170       184,734
  CA Preferred Fund Trust, Notes
    7.00%                                   12/31/49        200       211,200
  Citigroup, Inc., Senior Unsecured
    Notes
    5.75%                                   05/10/06        530       571,242
    3.50%                                   02/01/08        200       204,344
  Citigroup, Inc., Subordinated Notes
    7.25%                                   10/01/10        815       970,634
    5.88%                                   02/22/33        775       796,553
    6.00%                                   10/31/33        570       597,007
  Conoco Global Funding Co., Senior
    Unsecured Notes
    6.35%                                   10/15/11        650       742,150
  Credit Suisse First Boston USA, Inc.,
    Senior Unsecured Notes
    3.88%                                   01/15/09         70        71,638
    6.12%                                   11/15/11        270       301,590

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
CORPORATE BONDS (Continued)
Finance (Continued)
  Crown European Holdings SA,
    Senior Secured Notes
    10.88%                               03/01/13     $  125    $   145,625
  Devon Financing Corp., Senior
    Unsecured Notes
    7.88%                                09/30/31         70         86,135
  Diageo Capital PLC, Notes
    3.38%                                03/20/08        150        152,264
  Diageo Capital PLC, Unsecured
    Notes
    3.50%                                11/19/07        175        179,915
  Dominion Resources Capital Trust III,
    Capital Securities
    8.40%                                01/15/31        220        276,761
  EOP Operating LP, Unsecured Notes
    4.75%                                03/15/14        445        438,109
  General Electric Capital Corp., Senior
    Unsecured Notes
    6.50%                                12/10/07        200        226,340
    5.88%                                02/15/12      1,485      1,647,955
    6.00%                                06/15/12        370        413,338
    6.75%                                03/15/32        100        115,556
  General Electric Capital Corp.,
    Unsecured Notes
    2.80%                                01/15/07      2,030      2,036,090
  General Motors Acceptance Corp.,
    Senior Unsecured Notes
    7.25%                                03/02/11        385        427,265
    6.88%                                09/15/11        435        471,710
    8.00%                                11/01/31        295        326,618
  Glaxosmithline Capital, Inc.,
    Unsecured Notes
    4.38%                                04/15/14        305        303,697
  Goldman Sachs Capital I, Capital
    Securities
    6.34%                                02/15/34        595        604,383
  The Goldman Sachs Group, Inc.,
    Senior Notes
    6.12%                                02/15/33         90         92,799
  The Goldman Sachs Group, Inc.,
    Senior Unsecured Notes
    7.35%                                10/01/09         20         23,682
    6.60%                                01/15/12        100        114,606
  The Goldman Sachs Group, Inc.,
    Unsecured Notes
    5.15%                                01/15/14        195        199,824
  Household Finance Corp., Notes
    6.38%                                11/27/12        165        186,455
  Household Finance Corp., Senior
    Unsecured Notes
    7.20%                                07/15/06         50         55,512
    8.00%                                07/15/10        466        570,864
    6.75%                                05/15/11        225        259,889
    7.00%                                05/15/12        800        938,790
    7.62%                                05/17/32         75         94,637
  Household Finance Corp., Unsecured
    Notes
    4.12%                                12/15/08        750        774,652
  Lehman Brothers Holdings, Inc.,
    Senior Notes
    6.62%                                02/05/06        851        923,863

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
CORPORATE BONDS (Continued)
Finance (Continued)
  Morgan Stanley, Senior Unsecured
    Notes
    5.80%                                04/01/07     $  365    $   398,726
    3.88%                                01/15/09      1,865      1,902,468
    6.75%                                04/15/11         65         75,082
  Morgan Stanley, Subordinated Notes
    4.75%                                04/01/14        925        908,468
  Orion Power Holdings, Inc., Senior
    Unsecured Notes
    12.00%                               05/01/10         95        118,038
  Protective Life Secured Trust,
    Secured Notes
    3.70%                                11/24/08        310        315,887
  Qwest Capital Funding, Inc., Senior
    Unsecured Notes
    7.75%                                08/15/06         65         65,325
    7.00%                                08/03/09        115        101,200
  Rabobank Capital Funding Trust II,
    Capital Securities
    5.26%(f)                             12/29/49        100        103,531
  RC Trust I
    7.00%                                05/15/06      2,000      1,076,000
  SLM Corp., Senior Unsecured Notes
    5.62%                                04/10/07         70         76,575
  SLM Corp., Unsecured Notes
    5.00%                                10/01/13        420        430,895
  Swedish Export Credit Corp.,
    Unsecured Notes
    2.88%                                01/26/07        375        381,570
  UBS Preferred Funding Trust I,
    Capital Securities
    8.62%(e)                             10/29/49         40         50,472
  Wells Fargo Financial, Inc., Senior
    Unsecured Notes
    5.88%                                08/15/08        200        222,835
                                                                -----------
                                                                 26,991,103
                                                                -----------
Food & Agriculture - 0.6%
  General Mills, Inc., Senior Unsecured
    Notes
    5.12%                                02/15/07        165        176,240
  Kellogg Co., Senior Unsecured Notes
    6.60%                                04/01/11        210        242,998
  Kraft Foods, Inc., Senior Unsecured
    Notes
    5.62%                                11/01/11        550        596,406
    6.25%                                06/01/12        715        801,651
                                                                -----------
                                                                  1,817,295
                                                                -----------
Insurance - 0.2%
  American General Corp., Capital
    Securities
    8.50%                                07/01/30         60         81,417
  American General Corp., Senior
    Unsecured Notes
    7.50%(c)                             08/11/10        150        181,302
  Fund American Cos., Inc., Senior
    Notes
    5.88%                                05/15/13         20         21,006

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                      PAR
                                        MATURITY     (000)       VALUE
                                       ---------- ---------- ------------
CORPORATE BONDS (Continued)
Insurance (Continued)
  New York Life Insurance Co.,
    Unsecured Notes
    5.88%(f)                           05/15/33     $  100    $  103,244
  Pacific Life Corp., Senior Notes
    6.60%(f)                           09/15/33         95       104,695
                                                              ----------
                                                                 491,664
                                                              ----------
Manufacturing - 0.2%
  Briggs & Stratton Corp., Senior
    Unsecured Notes
    8.88%                              03/15/11         65        79,625
  Dresser, Inc., Senior Subordinated
    Notes
    9.38%                              04/15/11         20        21,800
  General Electric Co., Senior Notes
    5.00%                              02/01/13        510       532,578
                                                              ----------
                                                                 634,003
                                                              ----------
Medical & Medical Services - 0.0%
  HCA, Inc., Senior Unsecured Notes
    6.95%                              05/01/12         60        65,443
  HCA, Inc., Unsecured Notes
    7.50%                              11/06/33         75        79,364
                                                              ----------
                                                                 144,807
                                                              ----------
Metal & Mining - 0.1%
  Alcan, Inc., Unsecured Notes
    6.12%                              12/15/33        200       211,262
                                                              ----------
Motor Vehicles - 0.5%
  DaimlerChrysler AG, Senior
    Debentures
    7.45%                              03/01/27        215       235,872
  DaimlerChrysler North America
    Holding Corp., Notes
    4.75%                              01/15/08        145       151,068
  DaimlerChrysler North America
    Holding Corp., Unsecured Notes
    4.05%                              06/04/08        625       629,765
    6.50%                              11/15/13        550       594,855
                                                              ----------
                                                               1,611,560
                                                              ----------
Oil & Gas - 1.0%
  Anadarko Petroleum Corp., Senior
    Unsecured Notes
    5.38%                              03/01/07         60        64,636
  Consolidated Natural Gas, Inc.,
    Senior Notes
    5.00%                              03/01/14        225       231,030
  Consolidated Natural Gas, Inc.,
    Senior Unsecured Notes
    6.25%                              11/01/11        150       168,533
  Devon Energy Corp., Senior
    Debentures
    7.95%                              04/15/32        550       681,484
  El Paso Natural Gas Co., Senior
    Unsecured Notes
    8.38%                              06/15/32        130       131,950
  El Paso Production Holding Co.,
    Senior Notes
    7.75%                              06/01/13        115       106,950

                                                      PAR
                                        MATURITY     (000)       VALUE
                                       ---------- ---------- ------------
CORPORATE BONDS (Continued)
Oil & Gas (Continued)
  Encana Corp., Senior Unsecured
    Notes
    4.75%                              10/15/13     $  340    $  346,824
  Gulfterra Energy Partners LP, Senior
    Notes
    6.25%                              06/01/10        155       168,561
  Gulfterra Energy Partners LP, Senior
    Subordinated Notes
    10.62%                             12/01/12         17        21,335
  Hanover Equipment Trust, Senior
    Secured Notes
    8.75%                              09/01/11        100       108,500
  Kinder Morgan Energy Partners LP,
    Senior Unsecured Notes
    7.30%                              08/15/33        100       115,407
  Oao Gazprom, Unsecured Notes
    9.62%                              03/01/13        260       299,325
  Occidental Petroleum Corp., Senior
    Notes
    8.45%                              02/15/29         70        95,063
  Phillips Petroleum Co., Senior
    Debentures
    7.00%                              03/30/29         80        93,408
  Suncor Energy, Inc., Bonds
    5.95%                              12/01/34        110       116,312
  The Williams Cos., Inc., Senior
    Unsecured Notes
    7.12%                              09/01/11         50        52,500
    8.12%                              03/15/12         90       101,588
    7.62%                              07/15/19         80        80,800
                                                              ----------
                                                               2,984,206
                                                              ----------
Paper & Forest Products - 0.0%
  Georgia-Pacific Corp., Senior
    Unsecured Notes
    8.00%(f)                           01/15/24        275       289,438
  Weyerhaeuser Co., Debentures
    6.95%                              10/01/27        155       167,916
                                                              ----------
                                                                 457,354
                                                              ----------
Pharmaceuticals - 0.2%
  Bristol-Myers Squibb Co., Senior
    Debentures
    6.88%                              08/01/47        185       215,780
  Bristol-Myers Squibb Co., Senior
    Unsecured Notes
    5.75%                              10/01/11        250       274,830
                                                              ----------
                                                                 490,610
                                                              ----------
Publishing & Printing - 0.0%
  News America, Inc., Debentures
    8.88%                              04/26/23         75        98,498
                                                              ----------
Real Estate - 0.1%
  Avalonbay Communities, Inc., Senior
    Unsecured Notes
    6.62%                              09/15/11        180       204,918
                                                              ----------
Retail Merchandising - 0.2%
  Kroger Co., Senior Unsecured Notes
    6.80%                              04/01/11        250       286,889

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                          PAR
                                           MATURITY      (000)      VALUE
                                        -------------- -------- ------------
CORPORATE BONDS (Continued)
Retail Merchandising (Continued)
  Proctor & Gamble Co., Senior
    Unsecured Notes
    4.30%                                   08/15/08    $  220   $  232,491
                                                                 ----------
                                                                    519,380
                                                                 ----------
Telecommunications - 2.1%
  AT&T Broadband Corp., Unsecured
    Notes
    8.38%                                   03/15/13       790      981,080
  Comcast Cable Communications
    Corp., Senior Unsecured Notes
    6.88%                                   06/15/09        70       79,769
    5.50%                                   03/15/11       155      164,260
    7.05%                                   03/15/33       235      261,122
  Continental Cablevision, Inc., Senior
    Notes
    8.30%                                   05/15/06       400      445,788
  CSC Holdings, Inc., Senior
    Debentures
    7.88%                                   02/15/18        60       64,800
  CSC Holdings, Inc., Senior
    Unsecured Notes
    6.75%(f)                                04/15/12       145      145,000
  France Telecom, Senior Unsecured
    Notes
    9.50%                                   03/01/31        75      101,377
  L-3 Communications Corp., Senior
    Subordinated Notes
    6.12%(f)                                01/15/14       100      102,750
  New England Telephone & Telegraph
    Co., Debentures
    7.88%                                   11/15/29       175      214,811
  New Jersey Bell Telephone,
    Debentures
    7.85%                                   11/15/29        20       24,421
  Qwest Communications Intl., Inc.,
    Senior Unsecured Notes
    7.50%(f)                                02/15/14       150      140,625
  SBC Communications, Inc., Senior
    Unsecured Notes
    5.88%                                   08/15/12       475      517,693
  TCI Communications, Inc., Senior
    Debentures
    7.88%                                08/13-02/26       385      460,882
  Verizon New Jersey, Inc., Senior
    Debentures
    5.88%                                   01/17/12     1,230    1,339,199
  Verizon Pennsylvania, Inc.,
    Debentures
    5.65%                                   11/15/11       175      189,025
  Vodafone Group PLC, Unsecured
    Notes
    5.00%                                   12/16/13     1,040    1,068,164
  WorldCom, Inc., Senior Unsecured
    Notes
    8.00%(g)(h)                             05/15/06        20        6,800
    8.25%(g)(h)                          05/10-05/31       325      110,500
    7.50%(g)(h)                             05/15/11        75       26,250
                                                                 ----------
                                                                  6,444,316
                                                                 ----------
Transportation - 0.1%
  Burlington Northern Santa Fe Corp.,
    Unsecured Notes
    6.38%                                   12/15/05       140      150,393



                                                        PAR (j)
                                           MATURITY      (000)      VALUE
                                        -------------- -------- ------------
CORPORATE BONDS (Continued)
Transportation (Continued)
    Omi Corp., Senior Notes
    7.62%                                   12/01/13    $   85   $   88,611
  Overseas Shipholding Group, Inc.,
    Senior Unsecured Notes
    7.50%                                   02/15/24       185      186,937
                                                                -----------
                                                                    425,941
                                                                -----------
Waste Management - 0.1%
  Allied Waste North America, Inc.,
    Senior Notes
    8.88%                                   04/01/08       150      168,375
    7.88%                                   04/15/13        90       98,325
  Allied Waste North America, Inc.,
    Senior Unsecured Notes
    9.25%                                   09/01/12        25       28,438
                                                                -----------
                                                                    295,138
                                                                -----------
Yankee - 1.7%
  British Telecommunications Group
    PLC, Senior Unsecured Notes
    8.88%                                   12/15/30       345      460,309
  Canadian National Railway Co.,
    Senior Notes
    6.90%                                   07/15/28       185      218,702
  Deutsche Telekom International
    Finance BV, Senior Unsecured
    Notes
    8.25%                                   06/15/05       200      215,040
    8.50%(e)                                06/15/10        40       49,054
    8.75%                                   06/15/30       460      603,075
  Province of Quebec, Debentures
    7.00%                                   01/30/07       400      451,092
  Province of Quebec, Unsecured
    Notes
    7.36%                                   03/06/26        75       94,733
    7.38%                                   04/09/26       230      287,539
  Republic of Colombia, Senior
    Unsecured Notes
    9.75%                                   04/09/11       436      509,626
  Tyco International Group SA, Senior
    Unsecured Notes
    6.12%                                   11/01/08       425      462,664
  United Mexican States, Bonds
    8.12%                                   12/30/19       460      546,250
  United Mexican States, Senior
    Unsecured Notes
    8.38%                                   01/14/11       650      785,688
    6.62%                                   03/03/15       140      152,530
    8.00%                                   09/24/22       220      254,100
  United Mexican States, Unsecured
    Notes
    4.62%                                   10/08/08       100      103,500
                                                                -----------
                                                                  5,193,902
                                                                -----------
TOTAL CORPORATE BONDS
  (Cost $64,586,670)                                             66,133,233
                                                                -----------
FOREIGN BONDS - 8.3%
  Bundesobligation (Germany)
    3.50%                                   10/10/08     3,530    4,435,687
  Bundesrepublic Deutschland
    4.25%                                   01/04/14     1,425    1,795,583

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                 PAR/SHARES (j)
                                      MATURITY       (000)           VALUE
                                     ---------- --------------- --------------
FOREIGN BONDS (Continued)
  French Treasury Notes
    3.50%                             01/12/08         7,720      $  9,724,900
  Government of Canada
    5.25%                             06/01/13         3,870         3,148,709
  Kingdom of Sweden
    8.00%                             08/15/07         2,170           333,179
    5.00%                             01/28/09         6,195           878,051
  Spain Bonos y Obligation del
Estado
    5.15%                             07/30/09         1,350         1,816,148
  United Kingdom Treasury
Notes
    5.00%                             03/07/08         1,950         3,633,971
                                                                  ------------
TOTAL FOREIGN BONDS
  (Cost $24,998,855)                                                25,766,228
                                                                  ------------
TAXABLE MUNICIPAL BONDS - 0.0%
  California Department of
Water
  Resources Revenue Bonds,
Series
  02, Class E
    3.98%
  (Cost $149,993)                     05/01/05           150           153,368
                                                                  ------------
SHORT TERM INVESTMENTS - 27.7%
  Federal Home Loan Bank,
Discount
  Notes
    0.97%                             04/01/04        20,000        19,999,999
    0.98%                             04/12/04        20,000        19,994,041
    0.99%                             05/06/04        25,000        24,975,938
  U.S. Treasury Bills
    0.96%                             04/08/04        15,000        14,997,215
  Galileo Money Market Fund                            6,790         6,790,314
                                                                  ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $86,757,507)                                                86,757,507
                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $353,992,935(a))                               114.5%      358,521,732

                                                   NUMBER OF
                                                   CONTRACTS
                                                ---------------
OPTIONS - (0.4)%
Call Options Written - 0.0%
  May 30 Year Federal National
    Mortgage Association 5.0%
    mortgages, Strike Price 99.578125,
    Expires 05/06/04                                    (210)          (20,016)
Put Swaptions Written - (0.4)%
  Citibank, Strike Price 3.40, Expires
    03/15/05                                          (7,700)(i)      (508,200)
  Morgan Stanley, Strike Price 3.60,
    Expires 11/01/04                                  (2,950)(i)       (36,266)
  Union Bank of Switzerland, Strike
    Price 4.90, Expires 12/05/05                        (500)(i)      (227,150)
  Union Bank of Switzerland, Strike
    Price 5.75, Expires 09/23/05                      (1,600)(i)      (165,440)


                                                   NUMBER OF
                                                   CONTRACTS         VALUE
                                                --------------- --------------
 OPTIONS (Continued)
 Put Swaptions Written (Continued)
  Union Bank of Switzerland, Strike
    Price 5.85, Expires 12/05/05                      (1,000)(i)  $   (265,800)
  Union Bank of Switzerland, Strike
    Price 6.00, Expires 10/25/04                        (620)(i)       (50,468)
                                                                  ------------
TOTAL OPTIONS
  (Premiums received $1,990,838)                                    (1,273,340)
                                                                  ------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS
  (Including $48,713,124 of investment
  purchases payable)                                   (14.5)%     (45,323,123)
                                                      ------      ------------
NET ASSETS (Applicable to
  29,987,556 BlackRock shares, 11
  Institutional shares, 11 Service
  shares, 862 Investor A shares, 7,280
  Investor B shares and 11 Investor C
  shares outstanding)                                   100.0%    $311,925,269
                                                       ======     ============


NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($311,840,257/29,987,556)                                            $ 10.40
                                                                       =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($115/11)                                                            $ 10.38
                                                                       =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($115/11)                                                            $ 10.45
                                                                       =======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($8,964/862)                                                         $ 10.40
                                                                       =======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($10.40/0.960)                                                       $ 10.83
                                                                       =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($75,704/7,280)                                                      $ 10.40
                                                                       =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR C SHARE
  ($114/11)                                                            $ 10.38
                                                                       =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                  CORE PLUS TOTAL RETURN PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)


-------------------

 (a)  Cost for Federal income tax purposes is $354,293,344.
      The gross unrealized appreciation (depreciation) on a
      tax basis is as follows:
      Gross unrealized appreciation                             $4,963,162
      Gross unrealized depreciation                               (734,774)
                                                                ----------
                                                                $4,228,388
                                                                ==========

 (b)  Rates shown are the effective yields as of March 31, 2004.
 (c) Securities, or a portion thereof, pledged as collateral with a value of $619,445 on 48 long U.S. Treasury Bond futures contracts and 504 short U.S. Treasury Note futures contracts expiring June 2004. The value of such contracts on March 31, 2004 was $63,012,875, with an unrealized loss of $986,569.
 (d) Securities, or a portion thereof, with a market value of $1,543,445 have been pledged as collateral for swap and swaption contracts.
 (e)  Rates shown are the rates as of March 31, 2004.
 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2004, the fund held 1.8% of its net assets, with a current market value of $5,556,377, in securities restricted as to resale.
 (g)  Non-income producing security.
 (h)  Security in default.
 (i)  Each swaption contract is equivalent to $10,000 in notional amount.
 (j)  In local currency.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              45

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                          GOVERNMENT INCOME PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)





                                                                PAR
                                                MATURITY       (000)        VALUE
                                             -------------- ---------- --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.0%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
    7.00%                                        03/15/10    $ 1,500    $  1,784,990
  Small Business Administration
    Participation Certificates, Series
    96-20J, Class 1
    7.20%                                        10/01/16        218         241,668
  Small Business Administration
    Participation Certificates, Series
    98-20J, Class 1
    5.50%                                        10/01/18        170         181,249
  Small Business Investment Cos.
    Pass-Through, Series 03-10A,
    Class 1
    4.63%                                        03/10/13      1,325       1,340,614
  U.S. Treasury Bonds
    8.00%(b)                                     11/15/21      2,820       3,958,905
    6.50%                                        11/15/26        735         904,222
    6.12%                                        11/15/27      1,100       1,297,743
    5.38%                                        02/15/31      4,000       4,360,000
  U.S. Treasury Notes
    3.25%                                        08/15/07      6,290       6,512,855
    4.25%                                        11/15/13      6,400       6,620,250
                                                                        ------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $26,409,753)                                                      27,202,496
                                                                        ------------
MORTGAGE PASS-THROUGHS - 45.5%
  Federal Home Loan Mortgage Corp.
    6.00%                                        12/01/12        127         134,210
    5.50%                                     10/13-11/13        570         596,724
    8.00%                                     01/25-11/26        287         313,296
    7.50%                                        11/01/25          2           2,639
    6.50%                                     08/32-10/32        659         692,200
  Federal Home Loan Mortgage Corp.
    Gold
    6.00%                                     12/08-04/34      3,916       4,127,428
    5.50%                                     05/14-03/34     28,447      29,183,748
    6.50%                                     03/29-04/34        980       1,029,918
    7.00%                                     09/31-04/32        392         415,521
    5.00%                                        04/15/34     22,300      22,404,542
  Federal National Mortgage
    Association
    6.50%                                     02/09-04/34      5,163       5,488,130
    7.00%                                     08/09-12/11         64          68,547
    6.00%                                     11/09-04/34     13,755      14,379,796
    8.00%                                     11/13-08/14         30          30,622
    5.50% (b)                                 12/13-04/34     27,309      28,134,245
    4.50%                                     06/18-04/19         57          66,626
    4.00%                                     08/18-03/19      5,000       4,969,512
    5.00%                                     10/18-09/33     22,751      23,381,992
    7.50%                                     06/24-04/26         98         104,956
  Government National Mortgage
    Association
    8.00%                                        04/20/13         96         102,934
    6.00%                                     01/14-06/14        415         440,663
    5.50%                                        03/15/14        697         732,951
    6.50%                                     11/23-04/34         40          48,345
    7.00%                                     10/27-06/28        653         697,143



                                                                PAR
                                                MATURITY       (000)        VALUE
                                             -------------- ---------- --------------
MORTGAGE PASS-THROUGHS (Continued)
  Government National Mortgage
    Association
    7.50%                                     11/27-12/27    $    67    $     72,231
                                                                        ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $136,594,191)                                                    137,618,919
                                                                        ------------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 0.1%
  Federal National Mortgage
    Association Strip Notes, Series
    338, Class 2 (IO)
    4.12% (c)                                    06/01/33        936         191,287
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (IO)
    7.00% (c)                                    02/17/17         67          14,848
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (PO)
    7.00% (c)                                    02/17/17         67          62,070
                                                                        ------------
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $328,834)
                                                                             268,205
                                                                        ------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 1.2%
  Goldman Sachs Mortgage Securities
    Corp., Series 98-1, Class A
    8.00%                                        09/20/27         60          66,158
  Goldman Sachs Mortgage Securities
    Corp., Series 98-2, Class A
    7.75%                                        05/19/27         65          70,058
  GSR Mortgage Loan Trust, Series
    03-13, Class 1A1
    4.53%(d)                                     11/28/33      2,339       2,345,691
  Residential Accredit Loans, Series
    03-QS4, Class A (IO)
    0.10%(c)                                     03/25/33        848         126,947
  Washington Mutual Mortgage
    Securities Corp., Series 02-S8,
    Class 1A3
    8.00%                                        01/25/33        645         654,610
                                                                        ------------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $3,253,446)
                                                                           3,263,464
                                                                        ------------
PROJECT LOANS - 0.0%
  Federal Housing Authority, Series 82
    7.43%
  (Cost $9,553)                                  09/01/22          9           9,968
                                                                        ------------
ASSET BACKED SECURITIES - 0.0%
  The Money Store Small Business
    Administration Loan Trust, Series
    99-1, Class A
    1.80%(d)
  (Cost $131,688)                                07/15/25        132         130,691
                                                                        ------------
SHORT TERM INVESTMENTS - 44.2%
  Federal Home Loan Bank, Discount
    Notes
    0.97%                                        04/01/04     18,000      18,000,000
    0.98%                                        04/12/04     25,000      24,992,552
    0.99%                                        05/06/04     40,000      39,961,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                    GOVERNMENT INCOME PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                   PAR/SHARES
                                        MATURITY     (000)         VALUE
                                       ---------- ----------- --------------
SHORT TERM INVESTMENTS (Continued)
  Federal National Mortgage
    Association, Discount Notes
    1.00%                              04/15/04     $15,000    $ 14,994,167
  U.S. Treasury Bills
    0.96%                              04/08/04      30,000      29,994,429
  Galileo Money Market Fund                           5,719       5,718,827
                                                               ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $133,661,475)                                           133,661,475
                                                               ------------


TOTAL INVESTMENTS IN
  SECURITIES -  100.0%
  (Cost $300,388,940(a))                                       $302,155,218
                                                               ============

                                                   NUMBER OF
                                                   CONTRACTS
                                                  -----------
CALL OPTIONS PURCHASED - 0.0%
  June 10 year U.S. Treasury Notes
    futures, Strike Price 117, Expires
    06/30/04
  (Cost $174,797)                                       318         198,750
                                                                 ----------
PUT SWAPTIONS WRITTEN - 0.0%
  Morgan Stanley, Strike Price 3.60,
    Expires 11/01/04                                 (2,230)(e)     (27,415)
  Union Bank of Switzerland, Strike
    Price 6.00, Expires 10/25/04                       (470)(e)     (38,258)
                                                                 ----------
TOTAL PUT SWAPTIONS WRITTEN
  (Premiums received $408,272)                                      (65,673)
                                                                 ----------

-------------------

 (a)  Cost for Federal income tax purposes is $300,392,896.
      The gross unrealized appreciation (depreciation) on a
      tax basis is as follows:
      Gross unrealized appreciation                              $2,264,445
      Gross unrealized depreciation                                (502,123)
                                                                 ----------
                                                                 $1,762,322
                                                                 ==========

 (b) Securities, or a portion thereof, pledged as collateral with a value of $2,941,577 on 195 short U.S. Treasury Note futures contracts, 928 long U.S. Treasury Note futures contracts, 49 short U.S. Treasury Bond futures contracts, 39 short Interst Rate Swap futures contracts expiring June 2004 and 32 long Eurodollar futures contracts expiring December 2004. The value of such contracts on March 31, 2004 was $147,124,338, with an unrealized loss of $476,370.
 (c)  Rates shown are the effective yields as of March 31, 2004.
 (d)  Rates shown are the rates as of March 31, 2004.
 (e)  Each swaption contract is equivalent to $10,000 in notional amount.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              47

                                BLACKROCK FUNDS

                      STATEMENT OF ASSETS AND LIABILITIES
                          GOVERNMENT INCOME PORTFOLIO

MARCH 31, 2004(UNAUDITED)

ASSETS
 Investments at value (Cost $300,388,940)..............................     $  302,155,218
 Option purchased at value (Premiums paid $174,797)....................            198,750
 Interest receivable ..................................................            893,151
 Interest receivable on interest rate swaps ...........................             14,813
 Investments sold receivable ..........................................         33,578,166
 Capital shares sold receivable .......................................         14,344,447
 Prepaid expenses .....................................................             33,600
 Unrealized appreciation on interest rate swaps .......................            129,597
 Futures margin receivable ............................................            443,565
                                                                            --------------
    TOTAL ASSETS ......................................................        351,791,307
                                                                            --------------
LIABILITIES
 Investments purchased payable ........................................        127,548,629
 Capital shares redeemed payable ......................................          7,533,299
 Distributions payable ................................................            360,023
 Advisory fees payable ................................................             33,098
 Administrative fees payable ..........................................             38,275
 Transfer agent fees payable ..........................................             12,098
 Other accrued expenses payable .......................................            152,652
 Interest payable on interest rate swaps ..............................            156,267
 Swaptions written, at fair value (Premiums received $408,272).........             65,673
 Futures margin payable ...............................................             42,078
 Unrealized depreciation on interest rate swaps .......................            161,297
                                                                            --------------
    TOTAL LIABILITIES .................................................        136,103,389
                                                                            --------------
NET ASSETS (Applicable to 872,897 BlackRock shares,
 11,153,334 Investor A shares, 4,531,760 Investor B shares and
 2,536,374 Investor C shares outstanding) .............................     $  215,687,918
                                                                            ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER BLACKROCK SHARE ($9,870,239/872,897)..............................             $11.31
                                                                                    ======
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($125,995,086/11,153,334)........................             $11.30
                                                                                    ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($11.30/0.955).............             $11.83
                                                                                    ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($51,212,086/4,531,760)..........................             $11.30
                                                                                    ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($28,610,507/2,536,374)..........................             $11.28
                                                                                    ======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                                 GNMA PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)

                                                                    PAR
                                                      MATURITY     (000)        VALUE
                                                   ------------- ---------- --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.9%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
     7.00%(b)                                         03/15/10    $  3,000   $  3,569,983
  U.S. Treasury Bonds
     6.50%                                            11/15/26       1,130      1,390,164
     6.12%                                            11/15/27       1,400      1,651,672
                                                                             ------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $6,456,138)                                                             6,611,819
                                                                             ------------
MORTGAGE PASS-THROUGHS - 89.3%
  Federal Home Loan Mortgage Corp.
     9.00%                                            05/01/05          11         10,980
     8.56%                                            11/01/07           1          1,277
  Federal Home Loan Mortgage Corp.
    Gold
     6.00%                                         04/09-04/34         355        371,934
     5.50%                                         06/13-03/34       1,202      1,235,668
     6.50%                                         12/13-04/31         703        747,996
     8.00%                                            07/01/17          93        101,623
     9.00%                                            12/01/19           1          1,399
     7.50%                                         09/26-03/27          12         13,294
     5.00%                                            09/01/33         100        100,654
  Federal National Mortgage
    Association
     5.50%(c)                                      02/09-04/34         198        231,903
     6.00%                                         04/11-04/34      10,068     10,483,521
     6.50%                                         02/13-04/34       7,566      7,954,771
     8.00%                                         11/13-08/14          89         91,344
     4.00%                                         08/18-04/19       7,300      7,259,175
     4.50%                                         12/18-04/19       3,100      3,137,783
     8.50%                                            10/01/24           8          8,694
     5.00%                                         10/33-01/34         100        100,295
  Government National Mortgage
    Association
     8.00%                                         12/07-08/24         848        929,577
     5.50%                                         11/08-04/34     107,042    110,680,892
     6.00%                                         02/16-04/34      53,996     56,411,125
     6.50%                                         03/16-04/34      45,408     48,131,040
     8.50%                                         03/17-09/21         473        525,181
     7.00%(c)                                      09/17-05/32       4,746      5,067,364
     5.00%                                         12/17-04/34      55,723     56,803,501
     9.00%                                         05/18-07/21         469        525,602
    10.00%                                            12/15/20           4          3,967
     7.50%                                         01/22-11/29       2,238      2,418,114
  Government National Mortgage
    Association II
     6.00%                                            02/20/29         265        276,953
                                                                             ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $307,772,379)                                                         313,625,627
                                                                             ------------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 0.1%
  Federal National Mortgage
    Association Strip Notes, Series
    338, Class 2 (IO)
     4.12%(d)
  (Cost $463,506)                                     06/01/33       1,787        365,184
                                                                             ------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 1.6%
  GSR Mortgage Loan Trust, Series
    03-13, Class 1A1
     4.53%(e)                                        11/28/33       4,678      4,691,382



                                                                 PAR/SHARES
                                                      MATURITY     (000)        VALUE
                                                     ---------- ----------- -------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  Residential Accredit Loans, Series
    03-QS4, Class A (IO)
    0.10%(d)                                         03/25/33     $ 1,060     $   158,683
  Washington Mutual Mortgage
    Securities Corp., Series 02-S8,
    Class 1A3
    8.00%                                            01/25/33         860         872,813
                                                                             ------------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $5,685,232)                                                             5,722,878
                                                                             ------------
PROJECT LOANS - 0.0%
  Federal Housing Authority, Series 82
    7.43%
  (Cost $49,553)                                     09/01/22        49           52,335
                                                                             -----------
ASSET BACKED SECURITIES - 0.1%
  The Money Store Small Business
    Administration Loan Trust, Series
    99-1, Class A
    1.80%(e)
  (Cost $395,064)                                    07/15/25         395        392,073
                                                                             -----------
SHORT TERM INVESTMENTS - 5.8%
  Federal Home Loan Bank, Discount
    Notes
    0.97%                                            04/01/04       7,900      7,900,000
  Federal National Mortgage
    Association, Discount Notes
    1.00%                                            04/15/04      10,000      9,996,111
  Galileo Money Market Fund                                         2,361      2,361,271
                                                                             -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $20,257,382)                                                          20,257,382
                                                                             -----------
REPURCHASE AGREEMENTS - 1.2%
  Lehman Brothers, Inc.
    (Agreement dated 03/31/04 to be repurchased at
      $4,066,355. Collateralized by $4,000,000
      Federal National Mortgage Association,
      Unsecured Notes 3.50% due 01/28/08. The
      value of the collateral is $4,089,500.)
    0.80%(b)
  (Cost $4,065,000)                                  04/15/04       4,065      4,065,000
                                                                             -----------
TOTAL INVESTMENTS IN
  SECURITIES -  100.0%
  (Cost $345,144,254(a))                                                    $351,092,298
                                                                            ============

                                                                NUMBER OF
                                                                CONTRACTS
                                                               -----------
CALL OPTIONS PURCHASED - 0.0%
  June 10 Year U.S. Treasury Notes
    futures, Strike Price 117, Expires
    05/22/04
  (Cost $255,049)                                                     464        290,000
                                                                             -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              49

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                           GNMA PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)


                                             NUMBER OF
                                             CONTRACTS         VALUE
                                         ----------------- -------------
PUT SWAPTIONS WRITTEN - 0.0%
  Morgan Stanley, Strike Price 3.60,
    Expires 11/01/04                           (4,400)(f)   $  (54,092)
  Union Bank of Switzerland, Strike
    Price 6.00, Expires 10/25/04                 (930)(f)      (75,702)
                                                            ----------
TOTAL PUT SWAPTIONS WRITTEN
  (Premiums received $806,747)                                (129,794)
                                                            ----------

-------------------

 (a)  Cost for Federal income tax purposes is $345,168,815.
      The gross unrealized appreciation (depreciation) on a
      tax basis is as follows:
      Gross unrealized appreciation                         $6,481,916
      Gross unrealized depreciation                           (558,433)
                                                            ----------
                                                            $5,923,483
                                                            ==========

 (b)  Securities, or a portion thereof, subject to financing transactions .
 (c) Securities, or a portion thereof, pledged as collateral with a value of $11,170,781 on 603 short U.S. Treasury Note futures contracts, 73 long U.S. Treasury Bond futures and 122 short Interest Rate Swap futures contracts expiring June 2004 and 66 long Eurodollar futures contracts expiring December 2004. The value of such contracts on March 31, 2004 was $107,100,294, with an unrealized loss of $1,121,200.
 (d)  Rates shown are the effective yields as of March 31, 2004.
 (e)  Rates shown are the rates as of March 31, 2004.
 (f)  Each swaption contract is equivalent to $10,000 in notional amount.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                      STATEMENT OF ASSETS AND LIABILITIES
                                 GNMA PORTFOLIO


MARCH 31, 2004(UNAUDITED)



ASSETS
 Investments at value (Cost $345,144,254)..............................     $  351,092,298
 Option purchased at value (Premiums paid $255,049)....................            290,000
 Interest receivable ..................................................          1,589,993
 Principal receivable .................................................              2,131
 Interest receivable on interest rate swaps ...........................             18,517
 Investments sold receivable ..........................................        110,007,244
 Capital shares sold receivable .......................................            958,915
 Prepaid expenses .....................................................             37,538
 Unrealized appreciation on interest rate swaps .......................            161,247
 Futures margin receivable ............................................              4,596
                                                                            --------------
    TOTAL ASSETS ......................................................        464,162,479
                                                                            --------------
LIABILITIES
 Reverse repurchase agreements payable ................................         24,357,416
 Investments purchased payable ........................................        151,061,274
 Capital shares redeemed payable ......................................            298,072
 Distributions payable ................................................          1,245,561
 Advisory fees payable ................................................             55,265
 Administrative fees payable ..........................................             53,151
 Transfer agent fees payable ..........................................              8,677
 Other accrued expenses payable .......................................            147,271
 Interest payable on interest rate swaps ..............................            190,993
 Payable for financing transactions ...................................          7,670,207
 Swaptions written, at fair value (Premiums received $806,747).........            129,794
 Futures margin payable ...............................................            262,579
 Unrealized depreciation on interest rate swaps .......................            314,104
                                                                            --------------
    TOTAL LIABILITIES .................................................        185,794,364
                                                                            --------------
NET ASSETS (Applicable to 1,050,061 BlackRock shares,
 16,529,160 Institutional shares, 200,295 Service shares,
 1,981,276 Investor A shares, 3,204,852 Investor B shares and
 5,001,946 Investor C shares outstanding) .............................     $  278,368,115
                                                                            ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER BLACKROCK SHARE ($10,441,114/1,050,061)...........................             $ 9.94
                                                                                    ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($164,490,522/16,529,160).....................             $ 9.95
                                                                                    ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($1,991,032/200,295)................................             $ 9.94
                                                                                    ======
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($19,792,820/1,981,276)..........................             $ 9.99
                                                                                    ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($9.99/0.960)..............             $10.41
                                                                                    ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($31,909,202/3,204,852)..........................             $ 9.96
                                                                                    ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($49,743,425/5,001,946)..........................             $ 9.94
                                                                                    ======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                            MANAGED INCOME PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)

                                                                PAR
                                                MATURITY       (000)        VALUE
                                             -------------- ---------- --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 27.7%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
     3.50%                                       04/01/08    $ 5,900    $  5,959,442
     3.88%                                       11/10/08     17,000      17,314,670
     4.38%                                       02/04/10     11,685      11,848,207
     4.75%                                       12/08/10      3,870       3,979,873
     4.12%                                       02/24/11      3,145       3,153,057
  Federal National Mortgage
    Association, Unsecured Notes
     1.75%                                       06/16/06      2,120       2,108,594
     7.12%                                       03/15/07      5,340       6,080,754
     5.25%                                       04/15/07      4,800       5,215,046
     3.25%                                       01/15/08      8,040       8,207,224
     5.75%                                       02/15/08      7,120       7,914,264
     6.00%                                       05/15/08      4,490       5,047,209
     3.75%                                       09/15/08      6,675       6,782,908
     6.62%                                       09/15/09      2,600       3,033,004
     4.75%                                       02/21/13      2,990       3,027,028
  Overseas Private Investment Co.
     4.09%                                       05/29/12        437         431,408
     4.30%                                       05/29/12      1,215       1,221,657
     4.64%                                       05/29/12        902         922,713
     4.68%                                       05/29/12        509         509,186
     4.87%                                       05/29/12      3,835       3,834,816
     5.40%                                       05/29/12      4,755       5,060,622
     5.46%                                       05/29/12        545         573,029
     5.79%                                       05/29/12        959       1,025,729
     5.88%                                       05/29/12        659         698,569
     5.94%                                       05/29/12      1,817       1,973,446
     5.95%                                       05/29/12        517         563,755
     6.10%                                       05/29/12        609         665,155
     6.81%                                       05/29/12        730         803,285
     6.89%                                       05/29/12      5,814       6,467,682
     6.91%                                       05/29/12      1,954       2,134,073
     7.35%                                       05/29/12        522         582,661
  Resolution Funding Corp. Strip
    Bonds
     6.29%(b)                                    07/15/18      1,725         849,017
     6.30%(b)                                    10/15/18      1,725         835,392
  Small Business Administration
    Participation Certificates, Series
    96-20B, Class 1
     6.38%                                       02/01/16      3,175       3,445,382
  Small Business Administration
    Participation Certificates, Series
    96-20K, Class 1
     6.95%                                       11/01/16      5,290       5,835,115
  Small Business Administration
    Participation Certificates, Series
    97, Class A
     1.85%(c)                                    08/15/22      1,041         986,516
  Small Business Administration
    Participation Certificates, Series
    97-20B, Class 1
     7.10%                                       02/01/17      3,876       4,300,668
  Small Business Administration
    Participation Certificates, Series
    97-20F, Class 1
     7.20%                                       06/01/17      1,123       1,251,081


                                                                PAR
                                                MATURITY       (000)        VALUE
                                             -------------- ---------- --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (Continued)
  Small Business Administration
    Participation Certificates, Series
    97-20G, Class 1
     6.85%                                       07/01/17    $ 6,698    $  7,517,621
  U.S. Treasury Bonds
    10.38%(d)                                    11/15/12      6,830       8,730,926
     8.12%                                       08/15/19     14,475      20,306,283
     8.00%(e)                                    11/15/21      8,065      11,322,188
     6.25%(d)                                    08/15/23     12,140      14,434,739
     6.00%                                       02/15/26     11,225      13,013,984
     6.75%                                       08/15/26     15,405      19,477,697
     5.38%                                       02/15/31     18,345      19,996,050
  U.S. Treasury Notes
     2.25%                                       02/15/07     12,050      12,152,618
     2.62%                                       03/15/09      6,445       6,398,673
     4.88%                                       02/15/12      9,950      10,861,440
     4.00%                                       11/15/12      2,865       2,937,969
                                                                        ------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $273,551,930)
                                                                         281,792,425
                                                                        ------------
MORTGAGE PASS-THROUGHS - 21.4%
  Federal Home Loan Mortgage Corp.
    Gold
     6.50%                                    03/09-12/30      2,081       2,208,683
     6.00%                                    11/12-04/34      3,474       3,660,122
     5.50%                                    10/17-09/33     12,545      12,877,907
     7.50%                                    06/24-10/27         93         100,075
     7.00%                                    04/29-04/32        163         172,723
     5.00%                                       04/15/34      5,600       5,626,253
  Federal National Mortgage
    Association
     9.50%                                       03/01/05          0             405
     7.00%                                    06/06-06/32      5,983       6,354,790
     6.50%                                    02/11-06/32      6,259       6,661,401
     6.00%                                    09/12-04/34     36,056      37,651,320
     5.50%                                    09/13-04/34     41,885      43,095,190
     4.00%                                       04/20/19      3,600       3,571,877
     4.50%                                       04/20/19      9,000       9,109,692
     5.00%                                    04/19-04/34     68,472      69,618,961
  Government National Mortgage
    Association
     8.50%                                    01/10-11/21         47          52,018
     9.50%                                    09/16-09/17         51          57,141
     9.00%                                    03/18-08/20         19          21,598
     6.50%                                    11/23-04/34     15,096      15,972,839
     6.00%                                    11/28-04/34         13          20,185
     5.50%                                       03/15/33        670         689,669
  Government National Mortgage
    Association II
     9.50%                                       05/20/17          1           1,287
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    10.40% (b)                                   06/15/21     21,941         411,385
                                                                        ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $212,913,414)
                                                                         217,935,521
                                                                        ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                            PAR
                                              MATURITY     (000)       VALUE
                                             ---------- ---------- -------------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 0.0%
  Federal National Mortgage
    Association, Strip Notes, Series
    279, Class 1 (PO)
    4.55%(b)
  (Cost $94,064)                             07/01/26    $   142    $   126,648
                                                                    -----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 4.1%
  Bear Stearns Commercial Mortgage
    Securities, Series 00-WF2, Class
    A2
    7.32%                                    08/15/32      4,590      5,461,416
  Commercial Capital Access One,
    Series 98-3, Class A1
    6.30%                                    11/15/28      2,968      3,150,858
  LB-UBS Commercial Mortgage Trust,
    Series 03-C8, Class A4
    5.12%                                    11/15/32      4,545      4,803,076
  Master Resecuritization Trust, Series
    03-1
    5.00%                                    03/28/32      2,720      2,731,447
  Master Resecuritization Trust, Series
    03-3
    4.25%(c)                                 01/28/33      4,223      4,185,720
  Morgan Stanley Capital Investments,
    Series 98-HF2, Class A2
    6.48%                                    11/15/30      4,645      5,243,856
  Residential Accredit Loans, Inc.,
    Series 99-QS8, Class A1
    6.50%                                    06/25/14      3,043      3,095,702
  Salomon Brothers Mortgage
    Securities VII, Series 00-C1, Class
    A2
    7.52%                                    12/18/09      5,565      6,585,006
  Summit Mortgage Trust, Series 00-1,
    Class B1
    6.08%(c)                                 12/28/12        741        743,092
  USGI, Series 87
    7.43%                                    12/01/22        243        261,975
  Wachovia Bank Commercial
    Mortgage Trust, Series 03, Class
    C6
    5.12%                                    08/15/35      4,470      4,729,078
  Washington Mutual Mortgage
    Securities Corp., Series 02-MS12,
    Class A
    6.50%                                    05/25/32        725        735,894
                                                                    -----------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $40,678,081)                                                 41,727,120
                                                                    -----------
PROJECT LOANS - 2.1%
  Quabbin Valley Healthcare,
    Construction Loan Collateral
    7.66%                                    06/01/39      1,007      1,055,740
  Whittier Rehab at Haverhill Project
    Loan
    7.60%                                    12/01/39     10,931     12,292,592
  Whittier Rehab at Westborough
    Project Loan
    8.12%                                    02/28/37      6,980      7,891,111
                                                                    -----------
TOTAL PROJECT LOANS
  (Cost $18,652,184)                                                 21,239,443
                                                                    -----------

                                                            PAR
                                              MATURITY     (000)       VALUE
                                             ---------- ---------- -------------
ASSET BACKED SECURITIES - 3.8%
  Citibank Credit Card Issuance Trust,
    Series 00, Class A3
    6.88%                                    11/15/09    $ 6,275    $ 7,169,821
  Citibank Credit Card Issuance Trust,
    Series 04-1, Class A1
    2.53%                                    01/20/09      9,150      9,210,848
  Green Tree Financial Corp., Series
    96-7, Class A6
    7.65%                                    10/15/27      5,889      6,448,308
  The Money Store Small Business
    Administration Loan-Backed
    Securities, Series 97-1, Class A
    1.90%(c)                                 04/15/28      2,772      2,660,711
  Railcar Leasing LLC, Series 97-1,
    Class A1
    6.75%                                    07/15/06      4,261      4,456,791
  Residential Funding Mortgage
    Securities I, Series 02-S6, Class
    A6
    6.00%                                    04/25/17      1,258      1,258,810
  Residential Funding Mortgage
    Securities I, Series 02-S6, Class
    A7
    6.00%                                    04/25/17        557        557,321
  Sears Credit Account Master Trust,
    Series 02-5, Class A
    1.47%(c)                                 11/05/05      6,925      6,959,625
                                                                    -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $37,957,688)                                                 38,722,235
                                                                    -----------
CORPORATE BONDS - 20.3%
Aerospace - 0.6%
  Lockheed Martin Corp., Senior
    Debentures
    8.50%                                    12/01/29      3,025      4,056,056
  Lockheed Martin Corp., Senior
    Unsecured Notes
    8.20%                                    12/01/09         85        105,044
  Northrop Grumman Corp., Senior
    Unsecured Notes
    7.12%                                    02/15/11        915      1,081,540
  Raytheon Co., Senior Unsecured
    Notes
    4.50%                                    11/15/07        800        841,672
                                                                    -----------
                                                                      6,084,312
                                                                    -----------
Banks - 3.1%
  Bank of America Corp., Senior Notes
    4.38%                                    12/01/10      1,560      1,607,861
  Bank of America Corp., Senior
    Unsecured Notes
    5.25%                                    02/01/07        425        458,620
  Bank of America Corp., Subordinated
    Notes
    7.80%(d)                                 02/15/10      1,190      1,444,852
    7.40%                                    01/15/11        400        480,131
  BankBoston NA, Subordinated Notes
    7.00%                                    09/15/07      1,500      1,711,080
  Barclays Bank PLC, Capital
    Securities
    8.55%(c)(f)                              09/29/49        745        936,087

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              53

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
CORPORATE BONDS (Continued)
Banks (Continued)
  HSBC Bank USA, Subordinated
    Notes
    4.62%                                04/01/14     $2,195    $ 2,183,893
  International Finance Corp., Senior
    Unsecured Notes
    7.12%                                04/06/05      3,875      4,098,223
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.25%                                05/30/07      3,380      3,649,934
    3.62%                                05/01/08      1,630      1,668,378
  J.P. Morgan Chase & Co.,
    Subordinated Notes
    6.75%                                02/01/11      1,280      1,479,283
  Royal Bank of Scotland Group PLC,
    Capital Trust
    6.80%                                12/31/49      1,000      1,050,424
  U.S. Bank NA, Senior Bank Notes
    2.87%                                02/01/07      2,275      2,295,839
    2.40%                                03/12/07      1,580      1,577,488
  U.S. Bancorp, Senior Unsecured
    Notes
    3.95%                                08/23/07        335        349,036
  Wachovia Corp., Unsecured Notes
    3.62%                                02/17/09      1,390      1,412,935
  Wells Fargo & Co., Subordinated
    Notes
    7.80%(c)                             06/15/10      1,450      1,550,553
  Wells Fargo & Co., Unsecured Notes
    3.12%                                04/01/09      2,600      2,587,338
  Westpac Capital Trust III,
    Subordinated Notes
    5.82%(c)(f)                          12/29/49        600        640,026
                                                                -----------
                                                                 31,181,981
                                                                -----------
Beverages & Bottling - 0.2%
  Cadbury Schweppes PLC,
    Unsecured Notes
    5.12%(f)                             10/01/13        530        548,369
  The Pepsi Bottling Group, Inc.,
    Unsecured Notes
    5.00%                                11/15/13      1,130      1,176,327
                                                                -----------
                                                                  1,724,696
                                                                -----------
Broadcasting - 0.1%
  News America, Inc., Senior
    Debentures
    7.62%                                11/30/28        575        683,511
                                                                -----------
Chemicals - 0.1%
  Dow Chemical Co., Debentures
    7.38%                                11/01/29      1,085      1,264,893
                                                                -----------
Energy & Utilities - 0.4%
  FirstEnergy Corp., Senior Unsecured
    Notes
    7.38%                                11/15/31        740        820,720
  Florida Power Corp., First Mortgage
    Bonds
    6.65%                                07/15/11      2,000      2,314,438
  Ontario Electricity Financial Corp.,
    Senior Notes
    6.10%                                01/30/08        855        959,985
                                                                -----------
                                                                  4,095,143
                                                                -----------



                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
CORPORATE BONDS (Continued)
Entertainment & Leisure - 0.6%
  Time Warner Cos., Inc., Senior
    Debentures
    9.15%                                02/01/23     $1,110    $ 1,465,011
    7.57%                                02/01/24      1,030      1,186,128
    6.62%                                05/15/29      1,600      1,671,850
    7.62%                                04/15/31      1,345      1,573,556
                                                                -----------
                                                                  5,896,545
                                                                -----------
Finance - 8.4%
  AID-Israel, Unsecured Notes
    5.50%                                09/18/23      5,000      5,297,300
  Anadarko Finance Co., Senior
    Unsecured Notes
    7.50%                                05/01/31        850      1,034,035
  ASIF Global Finance, Unsecured
    Notes
    3.85%(f)                             11/26/07      5,725      5,921,768
    3.90%(f)                             10/22/08      1,090      1,124,422
  The Bear Stearns Cos., Inc.,
    Unsecured Notes
    2.88%                                07/02/08      1,000        991,337
  CA Preferred Fund Trust, Notes
    7.00%                                12/31/49        800        844,800
  Citigroup, Inc., Senior Unsecured
    Notes
    5.75%                                05/10/06      3,385      3,648,407
  Citigroup, Inc., Subordinated Notes
    7.25%                                10/01/10        933      1,111,169
    6.00%                                10/31/33      3,105      3,252,115
  Citigroup, Inc., Unsecured Notes
    3.62%(g)                             02/09/09      1,150      1,169,228
    6.88%                                06/01/25        685        783,366
  Conoco Global Funding Co., Senior
    Unsecured Notes
    6.35%                                10/15/11      2,300      2,626,071
  Credit Suisse First Boston USA, Inc.,
    Senior Unsecured Notes
    6.12%                                11/15/11      1,150      1,284,550
  Devon Financing Corp., Senior
    Unsecured Notes
    6.88%                                09/30/11        840        971,988
  Diageo Finance BV, Unsecured
    Notes
    3.88%                                04/01/11        440        436,326
  Dominion Resources Capital Trust III,
    Capital Securities
    8.40%                                01/15/31      1,150      1,446,705
  EOP Operating LP, Unsecured Notes
    4.75%                                03/15/14      1,285      1,265,100
  General Electric Capital Corp., Senior
    Unsecured Notes
    5.35%                                03/30/06      1,535      1,638,612
    5.88%                                02/15/12      2,990      3,318,105
    6.00%                                06/15/12      1,010      1,128,301
  General Electric Capital Corp.,
    Unsecured Notes
    2.80%(g)                             01/15/07      7,540      7,562,620
  General Motors Acceptance Corp.,
    Senior Unsecured Notes
    7.25%                                03/02/11      2,490      2,763,350
    6.88%                                09/15/11        670        726,541
    8.00%(g)                             11/01/31        475        525,910

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)




                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
CORPORATE BONDS (Continued)
Finance (Continued)
  Glaxosmithline Capital, Inc.,
    Unsecured Notes
    4.38%                               04/15/14     $  875    $   871,263
  Goldman Sachs Capital I, Capital
    Securities
    6.34%                               02/15/34      1,515      1,538,893
  The Goldman Sachs Group, Inc.,
    Senior Notes
    6.12%                               02/15/33        680        701,146
  The Goldman Sachs Group, Inc.,
    Senior Unsecured Notes
    7.35%                               10/01/09        415        491,405
    6.60%                               01/15/12        530        607,412
  The Goldman Sachs Group, Inc.,
    Unsecured Notes
    5.15%                               01/15/14        695        712,194
  Household Finance Corp., Notes
    6.38%                               11/27/12      1,900      2,147,057
  Household Finance Corp., Senior
    Unsecured Notes
    6.50%                               11/15/08      1,615      1,828,085
    6.75%                               05/15/11      1,300      1,501,582
    6.38%                               10/15/11        510        578,268
    7.00%                               05/15/12      1,125      1,320,174
    7.62%                               05/17/32        550        694,006
  Larwin Group - Participation in Asset
    Exchange
    8.00%(h)(i)(j)(k)                   12/01/09          1            603
  Lehman Brothers Holdings, Inc.,
    Senior Unsecured Notes
    6.25%(g)                            05/15/06      1,210      1,316,504
    7.00%                               02/01/08        345        395,498
  Lehman Brothers Holdings, Inc.,
    Unsecured Notes
    3.60%(g)                            03/13/09      1,000      1,009,670
  Morgan Stanley, Senior Unsecured
    Notes
    5.80%                               04/01/07      1,000      1,092,400
    3.88%                               01/15/09      4,565      4,656,711
    6.75%                               04/15/11        725        837,455
  Morgan Stanley, Subordinated Notes
    4.75%                               04/01/14      2,575      2,528,978
  PECO Energy Capital Trust IV,
    Capital Securities
    5.75%                               06/15/33      1,760      1,661,016
  Protective Life Secured Trust,
    Secured Notes
    3.70%                               11/24/08      1,330      1,355,257
  Qwest Capital Funding, Inc., Senior
    Unsecured Notes
    7.90%                               08/15/10        570        507,300
  Rabobank Capital Funding Trust II,
    Capital Securities
    5.26%(c)(f)                         12/29/49        500        517,656
  SLM Corp., Senior Unsecured Notes
    3.62%                               03/17/08        375        384,160
    5.38%                               01/15/13      1,980      2,112,096
  Sun Life of Canada Capital Trust,
    Capital Securities
    8.53%(f)                            05/29/49      2,700      3,230,415
  Swedish Export Credit Corp.,
    Unsecured Notes
    2.88%                               01/26/07      1,550      1,577,156
                                                               -----------
                                                                87,046,486
                                                               -----------



                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
CORPORATE BONDS (Continued)
Food & Agriculture - 0.6%
  General Mills, Inc., Senior Unsecured
    Notes
    5.12%                               02/15/07     $  925    $   988,011
  Kellogg Co., Senior Unsecured Notes
    6.60%                               04/01/11        970      1,122,418
  Kraft Foods, Inc., Senior Unsecured
    Notes
    5.25%                               06/01/07      1,065      1,145,780
    5.62%                               11/01/11      2,415      2,618,766
                                                               -----------
                                                                 5,874,975
                                                               -----------
Insurance - 0.1%
  Fund American Cos., Inc., Senior
    Notes
    5.88%                               05/15/13         80         84,023
  Pacific Life Corp., Senior Notes
    6.60%(f)                            09/15/33        525        578,576
                                                               -----------
                                                                   662,599
                                                               -----------
Manufacturing - 0.2%
  General Electric Co., Senior Notes
    5.00%                               02/01/13      1,715      1,790,923
                                                               -----------
Metal & Mining - 0.0%
  Alcan, Inc., Unsecured Notes
    6.12%                               12/15/33        475        501,747
                                                               -----------
Motor Vehicles - 0.5%
  DaimlerChrysler AG, Senior
    Debentures
    7.45%                               03/01/27      1,355      1,486,542
  DaimlerChrysler North America
    Holding Corp., Notes
    4.75%                               01/15/08      1,665      1,734,680
  DaimlerChrysler North America
    Holding Corp., Unsecured Notes
    4.05%                               06/04/08      1,175      1,183,958
    6.50%                               11/15/13        460        497,515
                                                               -----------
                                                                 4,902,695
                                                               -----------
Oil & Gas - 1.2%
  Anadarko Petroleum Corp., Senior
    Unsecured Notes
    5.38%                               03/01/07      1,000      1,077,260
  Conoco, Inc., Senior Unsecured
    Notes
    5.90%                               04/15/04      2,900      2,903,776
  Consolidated Natural Gas Co.,
    Senior Unsecured Notes
    5.38%                               11/01/06      1,850      1,984,273
  Devon Energy Corp., Senior
    Debentures
    7.95%                               04/15/32      2,040      2,527,686
  Kinder Morgan Energy Partners LP,
    Senior Unsecured Notes
    7.30%                               08/15/33        780        900,175
  Michigan Consolidated Gas Co.,
    Senior Notes
    6.12%                               09/01/08      1,675      1,863,504
  Suncor Energy, Inc., Bonds
    5.95%                               12/01/34        470        496,969
                                                               -----------
                                                                11,753,643
                                                               -----------
Paper & Forest Products - 0.1%
  Weyerhaeuser Co., Debentures
    6.95%                               10/01/27        935      1,012,915
                                                               -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              55

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)


                                                      PAR
                                         MATURITY    (000)       VALUE
                                        ---------- --------- -------------
CORPORATE BONDS (Continued)
Pharmaceuticals - 0.2%
  Bristol-Myers Squibb Co., Senior
    Unsecured Notes
    5.75%                               10/01/11    $1,660    $ 1,824,873
  Wyeth, Unsecured Notes
    6.50%                               02/01/34       600        635,418
                                                              -----------
                                                                2,460,291
                                                              -----------
Real Estate - 0.3%
  ERP Operating LP, Unsecured Notes
    5.20%                               04/01/13     2,975      3,105,562
                                                              -----------
Telecommunications - 1.7%
  AT&T Broadband Corp., Unsecured
    Notes
    8.38%                               03/15/13       200        248,375
  Comcast Cable Communications
    Corp., Senior Unsecured Notes
    6.38%                               01/30/06       413        442,410
  Continental Cablevision, Inc., Senior
    Notes
    8.30%                               05/15/06     2,640      2,942,202
  Cox Communications, Inc.,
    Unsecured Notes
    4.62%                               06/01/13       280        273,348
  New England Telephone & Telegraph
    Co., Debentures
    7.88%                               11/15/29       200        245,498
  SBC Communications, Inc., Senior
    Unsecured Notes
    5.88%                               08/15/12     1,400      1,525,832
  TCI Communications, Inc., Senior
    Debentures
    7.88%                               02/15/26     1,850      2,190,924
  TCI Communications, Inc., Senior
    Notes
    7.12%                               02/15/28       620        688,603
  Verizon Pennsylvania, Inc.,
    Debentures
    5.65%                               11/15/11     5,005      5,406,125
  Vodafone Group PLC, Notes
    6.25%                               11/30/32       340        362,859
  Vodafone Group PLC, Senior
    Unsecured Notes
    7.88%                               02/15/30       660        836,225
  Vodafone Group PLC, Unsecured
    Notes
    5.00%(g)                            12/16/13     1,405      1,443,049
  WorldCom, Inc., Senior Unsecured
    Notes
    7.38%(f)(h)(i)                      01/15/06     3,260      1,108,400
    8.00%(g)(h)(i)                      05/15/06       220         74,800
                                                              -----------
                                                               17,788,650
                                                              -----------



                                                  PAR (o)
                                       MATURITY    (000)        VALUE
                                      ---------- --------- --------------
CORPORATE BONDS (Continued)
Transportation - 0.2%
  Burlington Northern & Santa Fe
    Railroad Co., Pass-Through
    Certificates
    8.25%                             01/15/21    $ 1,243   $  1,632,539
                                                            ------------
Yankee - 1.7%
  British Telecommunications Group
    PLC, Senior Unsecured Notes
    8.88%                             12/15/30        945      1,260,845
  Canadian National Railway Co.,
    Senior Notes
    6.90%                             07/15/28        770        910,279
  Deutsche Telekom International
    Finance BV, Senior Unsecured
    Notes
    8.50%(c)                          06/15/10        325        398,564
    8.75%                             06/15/30      2,450      3,212,028
  Lloyds TSB Bank PLC, Subordinated
    Notes
    6.90%                             11/29/49      2,000      2,124,219
  Pemex Finance Ltd., Senior
    Unsecured Notes
    9.14%                             08/15/04        810        826,200
    9.03%                             02/15/11      3,505      4,198,184
  Province of Ontario, Senior
    Unsecured Notes
    3.50%                             09/17/07        880        908,788
  Province of Quebec, Debentures
    7.00%                             01/30/07        575        648,444
  Province of Quebec, Unsecured
    Notes
    7.38%(c)                          04/09/26        625        781,356
  Tyco International Group SA, Senior
    Notes
    6.38%                             06/15/05      1,820      1,913,148
                                                            ------------
                                                              17,182,055
                                                            ------------
TOTAL CORPORATE BONDS
  (Cost $200,825,283)                                        206,646,161
                                                            ------------
FOREIGN BONDS - 8.8%
  Bundesobligation (Germany)
    3.50%                             10/10/08     12,060     15,154,215
  French Treasury Notes
    3.50%                             01/12/08     26,855     33,829,300
  Government of Canada
    5.25%                             06/01/13     16,400     13,343,367
  Kingdom of Sweden
    8.00%                             08/15/07     46,470      7,134,935
    5.00%                             01/28/09     54,105      7,668,600
  United Kingdom Treasury Notes
    5.00%                             03/07/08      6,750     12,579,129
                                                            ------------
TOTAL FOREIGN BONDS
  (Cost $84,854,387)                                          89,709,546
                                                            ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                  PAR/SHARES
                                      MATURITY      (000)           VALUE
                                      --------    ----------    -------------
TAXABLE MUNICIPAL BONDS - 1.1%
  California Department of Water
    Resources Revenue Bonds, Series
    02, Class E
    3.98%                             05/01/05    $    1,825    $    1,865,971
  Los Angeles County Pension
    Obligation Revenue Bonds, Series
    95, Class D
    6.97%                             06/30/08         7,355         8,597,333
  New Jersey Economic Development
    Authority State Pension Funding
    Zero Coupon Revenue Bonds,
    Series 97, Class B
    7.51%(l)                          02/15/16         1,600           865,312
                                                                --------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $9,846,842)                                                 11,328,616
                                                                --------------
SHORT TERM INVESTMENTS - 11.0%
  Chase Manhattan Bank, Time
    Deposit
    1.06%(m)                          04/01/04           150           149,915
  Federal Home Loan Bank, Discount
    Notes
    0.97%                             04/01/04        72,800        72,800,000
  Federal National Mortgage
    Association, Discount Notes
    1.00%                             04/15/04        30,000        29,988,333
  HBOS Treasury Services PLC,
    Commercial Paper
    1.11%(m)                          08/11/04         1,359         1,359,309
  Natexis Banques International,
    Floating Rate Notes
    1.10%(m)                          04/01/04           227           227,126
  Galileo Money Market Fund                            5,560         5,559,561
  Institutional Money Market Trust(m)                  2,314         2,314,500
                                                                --------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $112,398,744)                                              112,398,744
                                                                --------------
TOTAL INVESTMENTS IN
  SECURITIES -  100.0%
  (Cost $991,772,617(a))                                        $1,021,626,459
                                                                ==============

                                                     NUMBER OF
                                                     CONTRACTS
                                                    ----------
OPTIONS - (0.3)%
Call Options Written - 0.0%
  May 30 Year Federal National
    Mortgage Association 5.0%
    mortgages, Strike Price 99.578125,
    Expires 05/06/04                                    (720)          (68,625)
Put Swaptions Written - (0.3)%
  Morgan Stanley, Strike Price 3.60,
    Expires 11/01/04                                 (12,580)(n)      (154,655)
  Union Bank of Switzerland, Strike
    Price 4.90, Expires 12/05/05                      (1,900)(n)      (863,170)
  Union Bank of Switzerland, Strike
    Price 5.75, Expires 09/23/05                      (9,100)(n)      (940,940)
  Union Bank of Switzerland, Strike
    Price 5.85, Expires 12/05/05                      (4,000)(n)    (1,063,200)
  Union Bank of Switzerland, Strike
    Price 6.00, Expires 10/25/04                      (2,660)(n)      (216,524)
                                                                  -------------
TOTAL OPTIONS
  (Premiums received $6,748,173)                                  $ (3,307,114)
                                                                  -------------

-------------------

 (a)  Cost for Federal income tax purposes is $993,199,200.
      The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                $33,766,847
      Gross unrealized depreciation                                 (5,339,588)
                                                                   -----------
                                                                   $28,427,259
                                                                   ===========

 (b)  Rates shown are the effective yields as of March 31, 2004.
 (c)  Rates shown are the rates as of March 31, 2004.
 (d) Securities, or a portion thereof, pledged as collateral with a value of $4,702,811 on 25 long U.S. Treasury Bond futures contracts and 2,160 short U.S. Treasury Note futures contracts expiring June 2004. The value of such contracts on March 31, 2004 was $248,424,969, with an unrealized loss of $4,286,469.
 (e) Securities, or a portion thereof, with a market value of $5,089,018 have been pledged as collateral for swap and swaption contracts.
 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2004, the fund held 1.6% of its net assets, with a current market value of $14,605,719, in securities restricted as to resale.
 (g)  Total or partial securities on loan.
 (h)  Non-income producing security.
 (i)  Security in default.
 (j)  Security is illiquid.
 (k) Securities valued at fair value as determined in good faith by or under the direction of the Trustees.
 (l)  The rate shown is the effective yield on the zero coupon bonds.
 (m)  Securities purchased with the cash proceeds from securities loaned.
 (n)  Each swaption contract is equivalent to $10,000 in notional amount.
 (o)  In local currency.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                      STATEMENT OF ASSETS AND LIABILITIES
                            MANAGED INCOME PORTFOLIO


MARCH 31, 2004(UNAUDITED)



ASSETS
 Investments at value (Cost $991,772,617) - including $3,921,053 of securities loaned        $  1,021,626,459
  (Note A)
 Cash denominated in foreign currencies (Cost $28,969)..................................               29,415
 Interest receivable ...................................................................            8,614,063
 Interest receivable on interest rate swaps ............................................               57,019
 Investments sold receivable ...........................................................           93,797,593
 Capital shares sold receivable ........................................................              411,901
 Prepaid expenses ......................................................................               53,322
 Unrealized appreciation on forward foreign currency contracts .........................            2,616,914
 Unrealized appreciation on interest rate swaps ........................................            2,206,581
 Futures margin receivable .............................................................               31,004
                                                                                             ----------------
    TOTAL ASSETS .......................................................................        1,129,444,271
                                                                                             ----------------
LIABILITIES
 Payable upon return of securities loaned ..............................................            4,050,850
 Investments purchased payable .........................................................          198,222,686
 Capital shares redeemed payable .......................................................            1,436,629
 Distributions payable .................................................................            3,279,797
 Advisory fees payable .................................................................              273,902
 Administrative fees payable ...........................................................              175,274
 Transfer agent fees payable ...........................................................               19,451
 Other accrued expenses payable ........................................................              195,559
 Interest payable on interest rate swaps ...............................................              119,588
 Payable for financing transactions ....................................................           13,876,267
 Options written, at fair value (Premiums received $53,437).............................               68,625
 Swaptions written, at fair value (Premiums received $6,694,736)........................            3,238,489
 Futures margin payable ................................................................              867,420
 Futures sold payable ..................................................................               20,172
 Unrealized depreciation on forward foreign currency contracts .........................              348,818
 Unrealized depreciation on interest rate swaps ........................................            2,232,954
                                                                                             ----------------
    TOTAL LIABILITIES ..................................................................          228,426,481
                                                                                             ----------------
NET ASSETS (Applicable to 72,553,970 Institutional shares, 8,078,863 Service shares,
 4,045,030 Investor A shares, 959,562 Investor B shares and
 80,102 Investor C shares outstanding) .................................................     $    901,017,790
                                                                                             ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($762,642,568\d72,553,970).....................................               $10.51
                                                                                                       ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($84,913,281\d8,078,863).............................................               $10.51
                                                                                                       ======
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($42,533,184\d4,045,030)..........................................               $10.51
                                                                                                       ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($10.51\d0.955).............................               $11.01
                                                                                                       ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($10,088,786\d959,562)............................................               $10.51
                                                                                                       ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($839,971\d80,102)................................................               $10.49
                                                                                                       ======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                          INTERNATIONAL BOND PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)

                                                PAR (e)
                                    MATURITY     (000)        VALUE
                                   ---------- ---------- --------------
FOREIGN BONDS - 69.0%
Austria - 2.0%
  Republic of Austria
     3.90%                         10/20/05        5,850  $ 7,391,615
                                                          -----------
Belgium - 1.4%
  Belgium Kingdom
     3.75%                         03/28/09        4,250    5,363,814
                                                          -----------
Canada - 5.2%
  Canada Housing Trust, Unsecured
    Notes
     4.40%                         03/15/08        4,165    3,298,823
  Government of Canada
     6.00%                         06/01/11        3,027    2,582,364
     5.25%                         06/01/13      11,750     9,560,034
  Province of Manitoba
     2.83%(b)                      06/02/08       5,250     4,014,249
                                                          -----------
                                                           19,455,470
                                                          -----------
Denmark - 0.0%
  Realkredit Danmark
     5.00%                         10/01/35          10         1,587
                                                          -----------
Finland - 4.0%
  Finnish Government Bonds
     3.00%                         07/04/08       4,300     5,300,466
     5.38%                         07/04/13       7,100     9,703,147
                                                          -----------
                                                           15,003,613
                                                          -----------
France - 2.3%
  Cie Financement Foncier
     5.00%                         12/04/07         600     1,103,364
  French Treasury Notes
     3.00%                         07/12/08       4,300     5,297,454
  Government of France
     5.75%                         10/25/32       1,500     2,119,197
                                                          -----------
                                                            8,520,015
                                                          -----------
Germany - 11.9%
  Bundesrepublic Deutschland
     4.50%                         01/04/13       4,335     5,594,043
     4.25%                         01/04/14      11,920    15,019,897
     6.25%                         01/04/24       7,985    11,857,000
     5.50%                         01/04/31       3,420     4,678,541
     4.75%                         07/04/34       3,250     3,988,633
  Deutsche Telekom International
    Finance
     8.12%                         05/29/12         445       682,151
  Kredit Fuer Wiederaufbau
     5.00%                         07/04/11       1,455     1,940,531
  LB Baden-Wuerttemberg
     5.12%                         05/30/07         875       943,547
                                                          -----------
                                                           44,704,343
                                                          -----------
Hungary - 0.9%
  Hungary Government Bonds
     6.25%                         06/12/08    787,170      3,525,388
                                                          -----------
Ireland - 1.6%
  Irish Treasury Notes
     3.25%                         04/18/09      5,000      6,173,102
                                                          -----------
Italy - 2.6%
  Buoni Poliennali Del Tesoro
     5.00%                         02/01/12      6,500      8,638,337


                                                PAR (e)
                                    MATURITY     (000)        VALUE
                                   ---------- ---------- --------------
FOREIGN BONDS (Continued)
Italy (Continued)
  Republic of Italy
     5.88%                         08/14/08      1,575    $ 1,211,455
                                                          -----------
                                                            9,849,792
                                                          -----------
Japan - 4.9%
  Citigroup, Inc., Unsecured Bonds
     2.24%                         12/09/22    200,000      1,910,059
  Development Bank of Japan
     1.40%                         06/20/12    521,000      5,057,619
     1.70%                         09/20/22    170,000      1,577,299
  Japan Finance Corp.
     6.00%                         05/07/09        640        722,401
     1.55%                         02/21/12    924,000      9,059,698
                                                          -----------
                                                           18,327,076
                                                          -----------
Netherlands - 4.6%
  Government of Netherlands
     4.00%                         07/15/05      4,465      5,624,570
     5.75%                         02/15/07      1,845      2,468,918
     4.25%                         07/15/13      7,400      9,313,702
                                                          -----------
                                                           17,407,190
                                                          -----------
New Zealand - 1.3%
  Government of New Zealand
     8.00%                         11/15/06      6,650      4,705,444
                                                          -----------
Portugal - 1.0%
  Portugal Government Bonds
     4.38%                         06/16/14      2,950      3,705,463
                                                          -----------
South Africa - 0.3%
  Republic of South Africa
    13.00%                         08/31/10      9,120      1,684,769
                                                          -----------
Spain - 3.8%
  Bonos y Obligation del Estado
     6.00%                         01/31/08      1,650      2,260,614
     4.00%                         01/31/10        700        890,910
     5.75%                         07/30/32      2,475      3,493,815
  Kingdom of Spain
     5.00%                         07/30/12      4,155      5,538,485
     4.20%                         07/30/13      1,520      1,906,753
                                                          -----------
                                                           14,090,577
                                                          -----------
Sweden - 6.3%
  AB Spintab
     4.38%                         04/20/09      1,780      2,292,318
     6.00%                         04/20/09      7,100      1,036,702
  Government of Sweden
     8.00%                         08/15/07     11,875      1,822,986
  Kingdom of Sweden
     5.00%                         01/28/09     54,790      7,765,689
  Stadshypotek AB
     6.00%                         06/18/08     73,000     10,603,467
                                                          -----------
                                                           23,521,162
                                                          -----------
United Kingdom - 14.9%
  BP Capital Markets PLC
     5.12%                         12/07/08      1,345      2,477,019

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              59

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                    INTERNATIONAL BOND PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                          PAR(e)
                                               MATURITY   (000)      VALUE
                                             ---------- -------- -------------
FOREIGN BONDS (Continued)
United Kingdom (Continued)
  United Kingdom Treasury Bonds
    7.50%                                     12/07/06    4,355   $  8,596,181
    5.00%                                     03/07/08    8,100     15,093,615
    8.00%                                     06/07/21      700      1,773,074
  United Kingdom Treasury Notes
    4.50%                                     03/07/07    8,720     16,006,581
    7.25%                                     12/07/07    2,385      4,773,198
    5.75%                                     12/07/09    2,430      4,705,385
    5.00%                                     03/07/12      700      1,307,654
    6.00%                                     12/07/28      615      1,352,243
                                                                  ------------
                                                                    56,084,950
                                                                  ------------
TOTAL FOREIGN BONDS
  (Cost $244,138,931)                                              259,515,370
                                                                  ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.8%
  U.S. Treasury Bonds
    5.38%
  (Cost $3,359,458)                           02/15/31    3,005      3,275,450
                                                                  ------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 0.6%
  Bank of America Commercial
    Mortgage, Inc., Series 04, Class 1
    4.76%                                     01/10/14    2,300      2,354,464
  Morgan Stanley Capital Investments,
    Series 99-FNV1, Class A2
    6.53%                                     03/15/31      685        776,740
                                                                  ------------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $3,070,285)                                                  3,131,204
                                                                  ------------
ASSET BACKED SECURITIES - 1.3%
  Citibank Credit Card Issuance Trust,
    Series 03-A6, Class A6
    2.90%                                     05/17/10    1,375      1,374,786
  Student Loan Marketing Association
    Student Loan Trust, Series 99-3,
    Class A2
    1.28%(b)(c)                               07/25/12    1,375      1,378,398
  Student Loan Marketing Association
    Student Loan Trust, Series 03-7
    5.15%                                     09/15/39    1,280      2,334,821
                                                                  ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $4,858,740)                                                  5,088,005
                                                                  ------------
CORPORATE BONDS - 3.9%
  Aviva PLC, Unsecured Notes
    5.70%                                     06/29/49      630        813,564
  Dexia Municipal Agency, Unsecured
    Notes
    5.62%                                     03/27/09    3,000      3,331,740
  European Investment Bank,
    Unsecured Notes
    5.75%                                     02/15/07    7,925     10,574,040
  United Mexican States, Senior
    Unsecured Notes
    8.38%                                     01/14/11      273        329,989
                                                                  ------------
TOTAL CORPORATE BONDS
  (Cost $14,967,550)                                                15,049,333
                                                                  ------------


                                                           PAR
                                               MATURITY   (000)      VALUE
                                             ---------- -------- -------------
SHORT TERM INVESTMENTS - 23.6%
  Federal Home Loan Bank,
Discount
  Notes
    0.97%                                     04/01/04  $ 4,800   $  4,799,999
    0.98%                                     04/07/04   30,000     29,995,125
    0.99%                                     05/06/04   45,000     44,956,688
  French Discount
Treasury Bills
    2.01%                                     04/29/04    8,000      9,813,159
                                                                  ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $89,871,673)                                                89,564,971
                                                                  ------------
TOTAL INVESTMENTS IN
  SECURITIES -  100.0%
  (Cost $360,266,637(a))                                          $375,624,333
                                                                  ============

                                                        NUMBER OF
                                                        CONTRACTS
                                                        ---------
PUT SWAPTIONS WRITTEN - 0.0%
  Morgan Stanley, Strike Price 3.60,
    Expires 11/01/04                                     (3,000)(d)    (36,881)
  Union Bank of Switzerland, Strike
    Price 6.00, Expires 10/25/04                           (640)(d)    (52,096)
                                                                     ---------
TOTAL PUT SWAPTIONS WRITTEN
  (Premiums received $552,714)                                       $ (88,977)
                                                                     ---------

-------------------
 (a)  Cost for Federal income tax purposes is $360,431,494.
      The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                $16,441,601
      Gross unrealized depreciation                                 (1,248,762)
                                                                   -----------
                                                                   $15,192,839
                                                                   ===========

 (b)  Rates shown are the rates as of March 31, 2004.
 (c) Securities, or a portion thereof, pledged as collateral with a value of $1,504,220 on 472 short U.S. Treasury Note futures contracts, 36 long U.S. Treasury Bond futures contracts, 46 long Euro Bobl futures contracts, 31 long Japan Government Bond futures contracts expiring June 2004. The value of such contracts on March 31, 2004 was $105,606,210, with an unrealized loss of $1,083,681.
 (d)  Each swaption contract is equivalent to $10,000 in notional amount.
 (e)  In local currency.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                      STATEMENT OF ASSETS AND LIABILITIES
                          INTERNATIONAL BOND PORTFOLIO

MARCH 31, 2004(UNAUDITED)

ASSETS
 Investments at value (Cost $360,266,637).............................................     $  375,624,333
 Cash denominated in foreign currencies (Cost $5,049,559).............................          5,102,802
 Cash ................................................................................            163,968
 Interest receivable .................................................................          5,222,306
 Investments sold receivable .........................................................         10,653,146
 Capital shares sold receivable ......................................................          1,893,048
 Prepaid expenses ....................................................................             60,878
 Unrealized appreciation on forward foreign currency contracts .......................          4,961,039
 Futures margin receivable ...........................................................             39,413
                                                                                           --------------
    TOTAL ASSETS .....................................................................        403,720,933
                                                                                           --------------
LIABILITIES
 Investments purchased payable .......................................................         15,797,120
 Capital shares redeemed payable .....................................................            528,362
 Distributions payable ...............................................................          1,046,341
 Advisory fees payable ...............................................................            163,047
 Administrative fees payable .........................................................             68,155
 Transfer agent fees payable .........................................................             17,810
 Other accrued expenses payable ......................................................            174,061
 Interest payable on interest rate swaps .............................................             16,253
 Swaptions written, at fair value (Premiums received $552,714)........................             88,977
 Futures margin payable ..............................................................            209,301
 Unrealized depreciation on forward foreign currency contracts .......................          3,970,517
 Unrealized depreciation on foreign currency spot contracts ..........................                743
 Unrealized depreciation on interest rate swaps ......................................            287,826
                                                                                           --------------
    TOTAL LIABILITIES ................................................................         22,368,513
                                                                                           --------------
NET ASSETS (Applicable to 11,874,687 Institutional shares, 6,589,369 Service shares,
 9,929,372 Investor A shares, 1,423,513 Investor B shares and
 2,795,018 Investor C shares outstanding) ............................................     $  381,352,420
                                                                                           ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($138,776,343/11,874,687)....................................             $11.69
                                                                                                   ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($77,063,126/6,589,369)............................................             $11.70
                                                                                                   ======
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($116,108,656/9,929,372)........................................             $11.69
                                                                                                   ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($11.69/0.950)............................             $12.31
                                                                                                   ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($16,648,744/1,423,513).........................................             $11.70
                                                                                                   ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($32,755,551/2,795,018).........................................             $11.72
                                                                                                   ======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                           HIGH YIELD BOND PORTFOLIO

AS OF MARCH 31, 2004


                                                     NUMBER
                                                   OF SHARES      VALUE
                                                  ----------- -------------
COMMON STOCKS - 0.7%
  HCI Direct, Inc., Class A(b)(g)                   242,857    $4,177,140
  Knology, Inc.(b)(d)                                13,271        91,437
  Mattress Discounters Corp.(b)(g)                   12,494             0
  Ubiquitel, Inc.(b)                                 50,000       176,451
                                                               ----------
TOTAL COMMON STOCKS
  (Cost $6,936,118)                                             4,445,028
                                                               ----------
PREFERRED STOCKS - 0.2%
  Adelphia Business Solutions, Inc.,
    Series B(b)(k)                                    2,200             0
  Paxson Communications Corp.(b)(k)                     225     1,980,000
                                                               ----------
TOTAL PREFERRED STOCKS
  (Cost $4,058,085)                                             1,980,000
                                                               ----------
WARRANTS - 0.0%
  DIVA Systems Corp. (expiring
    03/01/08)(b)(d)                                   4,500             5
  Mattress Discounters Co. (expiring
    07/15/07)(b)(d)                                   1,500             0
  PF Net Communications, Inc.
    (expiring 05/15/10)                               1,000             0
  Ubiquitel, Inc.
    (expiring 04/15/10)(b)(d)                        30,000             0
                                                               ----------
TOTAL WARRANTS
  (Cost $352,295)                                                       5
                                                               ----------


                                                      PAR
                                        MATURITY     (000)
                                       ---------- ------------
ASSET BACKED SECURITIES - 1.0%
  Continental Airlines, Inc.,
    Pass-Through Certificates, Series
    99-1B
     6.80%                             08/02/18      $3,120     2,558,437
  Continental Airlines, Inc., Series
    974B
     6.90%                             01/02/17       2,563     2,216,945
  Credit Suisse Asset Management
    Funding Corp., Subordinated
    Bonds, Series 2A, Class D1
    12.78%                             10/15/16       1,500     1,499,999
                                                               ----------
TOTAL ASSET BACKED SECURITIES
  (Cost $5,867,309)                                             6,275,381
                                                                ---------
CORPORATE BONDS - 92.2%
Aerospace - 1.7%
  AAR Corp., Senior Unsecured Notes
     6.88%                             12/15/07       1,705     1,709,262
  BE Aerospace, Inc., Senior Notes
     8.50%                             10/01/10       2,510     2,685,701
  Condor Systems, Inc., Senior
    Subordinated Notes, Series B
    11.88%(b)(c)                       05/01/09       1,500       105,000
  Dunlop Standard Aerospace Holdings
    PLC, Senior Unsecured Notes
    11.88%(d)                          05/15/09       3,225     3,430,300
  Esterline Technologies Corp., Senior
    Subordinated Notes
     7.75%                             06/15/13       2,875     3,061,875
                                                               ----------
                                                               10,992,138
                                                               ----------


                                                      PAR
                                        MATURITY     (000)       VALUE
                                       ---------- ----------- -------------
CORPORATE BONDS (Continued)
Air Transportation - 0.2%
  Northwest Airlines, Inc.,
    Pass-Through Certificates, Series
    99-2B
     7.95%                             03/01/15     $ 1,802   $ 1,603,337
                                                              -----------
Broadcasting - 4.8%
  Adelphia Communications Corp.,
    Senior Notes
    10.50%(b)(c)                       07/15/04       2,000     1,920,000
  Alliance Atlantis Communications,
    Inc., Senior Subordinated Notes
    13.00%                             12/15/09       4,500     5,085,000
  Asia Global Crossing Ltd., Senior
    Unsecured Notes
    13.38%(b)(c)                       10/15/10       2,000       225,000
  Charter Communications Holdings
    LLC, Senior Unsecured Notes
    11.12%(e)                          01/15/11      10,345     9,103,600
  Granite Broadcasting Corp., First
    Mortgage Notes
     9.75%(d)                          12/01/10       2,475     2,388,375
  Insight Communications Co., Inc.,
    Notes
    12.75%(f)                          02/15/11       3,680     3,128,000
  Nextmedia Operating, Inc., Senior
    Subordinated Notes
    10.75%                             07/01/11       3,000     3,360,000
  Quebecor Media, Inc., Senior
    Unsecured Notes
    11.12%                             07/15/11       2,000     2,295,000
  XM Satellite Radio, Inc., Senior
    Secured Notes
    14.00%                             03/15/10       3,000     3,330,000
                                                              -----------
                                                               30,834,975
                                                              -----------
Business Services - 1.6%
  Global Cash Access, Senior
    Subordinated Notes
     8.75%(d)                          03/15/12       1,810     1,882,399
  Service Corp. Intl., Unsecured Notes
     6.75%(d)                          04/01/16       2,345     2,333,274
  Worldspan LP, Senior Notes
     9.62%(e)                          06/15/11       5,815     6,003,988
                                                              -----------
                                                               10,219,661
                                                              -----------
Chemicals - 3.3%
  Hercules, Inc., Senior Subordinated
    Notes
     6.75%(d)                          10/15/29       3,175     3,175,000
  Hercules, Inc., Senior Unsecured
    Notes
    11.12%                             11/15/07       4,530     5,413,350
  Huntsman Advanced Materials LLC,
    Senior Secured Notes
    11.00%(d)(e)                       07/15/10       1,500     1,680,000
  Huntsman Intl. LLC, Senior
    Unsecured Notes
     9.88%                             03/01/09       2,445     2,689,500
  Lyondell Chemical Co., Senior
    Secured Notes
    11.12%                             07/15/12       1,395     1,499,625

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                     HIGH YIELD BOND PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004

                                                     PAR
                                       MATURITY     (000)       VALUE
                                      ---------- ---------- -------------
CORPORATE BONDS (Continued)
Chemicals (Continued)
  Nova Chemicals Corp., Senior
    Unsecured Notes
     6.50%(d)                         01/15/12     $2,075    $ 2,154,431
  Noveon, Inc., Senior Subordinated
    Notes
    11.00%                            02/28/11      2,500      2,862,500
  Rockwood Specialties Group, Inc.,
    Senior Subordinated Notes
    10.62%                            05/15/11      1,500      1,657,500
                                                             -----------
                                                              21,131,906
                                                             -----------
Computer Software & Services - 0.3%
  DRS Technologies, Inc., Senior
    Subordinated Notes
     6.88%                            11/01/13      1,695      1,758,562
                                                             -----------
Construction - 2.1%
  Beazer Homes USA, Inc., Senior
    Unsecured Notes
     8.38%                            04/15/12        360        402,300
  Blount, Inc., Senior Subordinated
    Notes
    13.00%                            08/01/09      2,475      2,623,500
  Boyd Gaming Corp., Senior
    Subordinated Notes
     7.75%                            12/15/12      2,015      2,156,050
  D.R. Horton, Inc., Senior Unsecured
    Notes
     6.88%                            05/01/13      3,000      3,330,000
  K. Hovnanian Enterprises, Inc.,
    Senior Unsecured Notes
    10.50%                            10/01/07      2,000      2,350,000
  NVR, Inc., Senior Unsecured Notes
     5.00%                            06/15/10      2,875      2,889,375
                                                             -----------
                                                              13,751,225
                                                             -----------
Containers - 0.6%
  Crown Holdings, Inc., Debentures
     8.00%                            04/15/23      1,175      1,133,875
  Owens-Brockway Glass Container,
    Inc., Senior Secured Notes
     8.75%                            11/15/12        975      1,063,969
  Owens-Brockway Glass Container,
    Inc., Senior Unsecured Notes
     8.25%                            05/15/13      1,500      1,545,000
                                                             -----------
                                                               3,742,844
                                                             -----------
Electronics - 1.8%
  Affinity Group, Inc., Senior
    Subordinated Notes
     9.00%(d)                         02/15/12      1,700      1,810,501
  Amkor Technology, Inc., Senior
    Unsecured Notes
     7.12%(d)                         03/15/11      2,070      2,064,825
  Knowles Electronics, Inc., Senior
    Subordinated Notes
    13.12%                            10/15/09      2,530      2,669,150
  PF Net Communications, Inc., Senior
    Unsecured Notes
    13.75%(b)(c)                      05/15/10      1,000              0
  Stoneridge, Inc., Senior Unsecured
    Notes
    11.50%                            05/01/12      2,500      3,000,000



                                                     PAR
                                       MATURITY     (000)       VALUE
                                      ---------- ---------- -------------
CORPORATE BONDS (Continued)
Electronics (Continued)
  Viasystems, Inc., Senior
    Subordinated Notes
    10.50%(d)                         01/15/11     $1,845    $ 2,071,012
                                                             -----------
                                                              11,615,488
                                                             -----------
Energy & Utilities - 10.0%
  AES Corp., Senior Secured Notes
     9.00%(d)                         05/15/15      2,450      2,701,124
  AES Corp., Senior Unsecured Notes
     9.38%                            09/15/10      1,090      1,186,738
  AES Ironwood LLC, Senior Secured
    Notes
     8.86%                            11/30/25      1,678      1,830,654
  AES Red Oak LLC, Senior Secured
    Notes
     8.54%                            11/30/19      3,311      3,625,464
  Calpine Corp., Senior Secured Notes
     8.75%(d)(e)                      07/15/13      2,325      2,054,719
  Cogentrix Energy, Inc., Senior
    Unsecured Notes
     8.75%                            10/15/08      3,490      3,681,950
  Edison Mission Energy, Senior
    Unsecured Notes
    10.00%                            08/15/08      1,765      1,853,250
     7.73%                            06/15/09      3,795      3,662,175
  Elwood Energy LLC, Senior Secured
    Notes
     8.16%                            07/05/26      4,801      5,065,563
  Homer City Funding LLC, Senior
    Secured Notes
     8.73%                            10/01/26      1,375      1,527,144
  Massey Energy Co., Senior Notes
     6.95%                            03/01/07      4,715      4,856,450
  Midwest Generation LLC, Pass
    Through Certificates, Series B
     8.56%                            01/02/16      6,565      6,827,600
  Mirant Americas Generation, Inc.,
    Senior Unsecured Notes
     7.63%(b)(c)(e)                   05/01/06      4,325      3,200,500
  Nalco Co., Senior Notes
     7.75%(d)(e)                      11/15/11      5,630      5,855,200
  National Waterworks, Inc., Senior
    Subordinated Notes, Series B
    10.50%                            12/01/12      4,750      5,367,500
  NRG Energy, Inc., Second Mortgage
    Bonds
     8.00%(d)                         12/15/13      7,635      7,883,138
  Reliant Resources, Inc., Senior
    Secured Notes
     9.25%                            07/15/10        540        585,900
     9.50%                            07/15/13      1,020      1,127,100
  Swift Energy Co., Senior
    Subordinated Notes
    10.25%                            08/01/09      1,830      1,958,100
                                                             -----------
                                                              64,850,269
                                                             -----------
Entertainment & Leisure - 5.8%
  Ameristar Casinos, Inc., Senior
    Subordinated Notes
    10.75%                            02/15/09      1,450      1,676,562

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              63

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                     HIGH YIELD BOND PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
CORPORATE BONDS (Continued)
Entertainment & Leisure (Continued)
  Gaylord Entertainment Co.,
    Unsecured Notes
     8.00%(d)                           11/15/13     $2,035    $ 2,169,820
  Host Marriott LP, Unsecured Notes
     7.12%                              11/01/13      3,915      4,061,812
  John Q. Hammons Hotels LP, First
    Mortgage Notes
     8.88%                              05/15/12      2,925      3,232,126
  MGM Mirage, Inc., Senior Notes
     6.00%                              10/01/09      2,000      2,100,000
  MGM Mirage, Inc., Senior Unsecured
    Notes
     5.88%(e)                           02/27/14      2,900      2,892,750
  Mohegan Tribal Gaming Authority,
    Senior Subordinated Notes
     8.00%                              04/01/12      2,215      2,436,500
  Park Place Entertainment, Inc.,
    Senior Subordinated Notes
     7.88%                              03/15/10      4,075      4,543,625
  Pinnacle Entertainment, Inc., Senior
    Subordinated Notes
     8.25%(d)                           03/15/12      1,835      1,789,125
  Prime Hospitality Corp., Senior
    Subordinated Notes
     8.38%                              05/01/12        515        543,325
  Starwood Hotels & Resorts
    Worldwide, Inc., Debentures
     7.38%                              11/15/15      2,000      2,160,000
  Station Casinos, Inc., Senior
    Subordinated Notes
     6.50%(d)                           02/01/14      1,990      2,007,412
  Station Casinos, Inc., Unsecured
    Notes
     6.00%(d)                           04/01/12      1,310      1,355,850
  True Temper Sports, Inc., Senior
    Subordinated Notes
     8.38%(d)                           09/15/11      1,595      1,626,900
  Vivendi Universal SA, Senior Notes
     6.25%                              07/15/08        715        772,200
  Waterford Gaming LLC, Senior
    Unsecured Notes
     8.62%(d)                           09/15/12      3,735      3,875,062
                                                               -----------
                                                                37,243,069
                                                               -----------
Finance - 7.7%
  Ameriserve Finance Trust, Senior
    Secured Notes
    12.00%(b)(c)(d)(e)                  09/15/06        500         25,000
  Arch Western Finance LLC, Senior
    Notes
     6.75%(d)                           07/01/13      2,625      2,795,625
  BCP Luxemburg Holdings, Term
    Loans
     9.10%                              02/19/05      2,993      2,993,000
    10.10%                              02/19/05        996        996,000
  Calpine Canada Energy Finance
    ULC, Senior Unsecured Notes
     8.50%                              05/01/08      2,260      1,666,750
  Capital Guardian Ltd., Subordinated
    Bonds
    11.45%                              05/24/13      1,000        906,900

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
CORPORATE BONDS (Continued)
Finance (Continued)
  CE Generation LLC, Senior Notes
     7.42%                              12/15/18     $2,445    $ 2,591,636
  Charter Communications Holdings II,
    LLC, Unsecured Notes
    10.25%                              09/15/10        600        618,000
  Crown European Holdings SA,
    Senior Secured Notes
    10.88%                              03/01/13      4,400      5,126,000
  Dynegy-Roseton Danskammer LLC,
    Pass-Through Certificates
     7.27%                              11/08/10      4,450      4,227,500
  Gemstone Investor Ltd., Unsecured
    Notes
     7.71%(d)                           10/31/04      2,600      2,587,000
  Jason, Inc., Second Lien Notes
    Certificates
    15.00%(g)                           12/15/07      1,500      1,455,000
  Larwin Group - Participation in Asset
    Exchange
     7.00%(b)(c)(g)(h)                  12/01/20          0            349
  MDP Acquisitions PLC, Senior
    Unsecured Notes
     9.62%                              10/01/12      3,000      3,375,000
  New Asat Finance Ltd., Senior Notes
     9.25%(d)(e)                        02/01/11      2,550      2,728,500
  Nexstar Finance LLC, Senior
    Subordinated Notes
    12.00%                              04/01/08      1,720      1,930,700
  Orion Power Holdings, Inc., Senior
    Unsecured Notes
    12.00%                              05/01/10      4,800      5,964,000
  Qwest Capital Funding, Inc., Senior
    Unsecured Notes
     7.75%                              02/15/31      2,135      1,740,025
  Qwest Services Corp., Senior
    Subordinated Notes
    13.50%(d)                           12/15/10      4,470      5,185,200
  WMC Finance Co., Senior
    Unsecured Notes
    11.75%(d)                           12/15/08      2,875      3,047,500
  Zais Investment Grade Ltd., Secured
    Notes
     9.95%                              09/23/14      1,102        110,198
                                                               -----------
                                                                50,069,883
                                                               -----------
Food & Agriculture - 0.8%
  American Seafoods Group LLC.,
    Senior Subordinated Notes
    10.12%                              04/15/10      3,000      3,600,000
  Gold Kist, Inc., Senior Notes
    10.25%(d)                           03/15/14      1,700      1,717,000
  Nebco Evans Holding Co., Senior
    Notes
    17.25%(b)(c)(g)                     07/15/07        800              0
                                                               -----------
                                                                 5,317,000
                                                               -----------
Insurance - 0.5%
  Crum & Forster Holdings Corp.,
    Senior Notes
    10.38%(d)                           06/15/13      3,000      3,390,000
                                                               -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                     HIGH YIELD BOND PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
CORPORATE BONDS (Continued)
Manufacturing - 4.5%
  Briggs & Stratton Corp., Senior
    Unsecured Notes
     8.88%                               03/15/11     $4,000    $ 4,900,000
  California Steel Industries, Inc.,
    Senior Notes
     6.12%(d)                            03/15/14      1,990      1,999,950
  Collins & Aikman Floor Coverings,
    Inc., Senior Subordinated Notes
     9.75%                               02/15/10      3,000      3,210,000
  Compagnie Generale de
    Geophysique, Senior Unsecured
    Notes
    10.62%                               11/15/07      2,000      2,145,000
  Cummins, Inc., Senior Debentures
     7.12%                               03/01/28        470        465,300
  Dresser, Inc., Senior Subordinated
    Notes
     9.38%                               04/15/11      1,950      2,125,500
  Erico Intl. Corp., Senior Subordinated
    Notes
     8.88%(d)                            03/01/12      2,005      2,080,188
  General Cable Corp., Senior
    Unsecured Notes
     9.50%(d)                            11/15/10      2,480      2,721,800
  Gentek, Inc., Escrow Bonds
    33.26%                               12/01/33      1,000              0
  Hexcel Corp., Senior Secured Notes
     9.88%                               10/01/08      3,200      3,552,000
  Ispat Inland, Inc., Senior Notes
     9.75%(d)                            04/01/14      1,205      1,253,200
  Plastipak Holdings, Inc., Senior
    Unsecured Notes
    10.75%                               09/01/11      2,000      2,180,000
  Rayovac Corp., Senior Subordinated
    Notes
     8.50%                               10/01/13      1,410      1,515,750
  SPX Corp., Senior Notes
     6.25%                               06/15/11      1,190      1,231,650
                                                                -----------
                                                                 29,380,338
                                                                -----------
Medical & Medical Services - 2.8%
  Athena Neurosciences, Inc., Senior
    Unsecured Notes
     7.25%                               02/21/08      3,070      3,085,350
  Flowserve Corp., Senior
    Subordinated Notes
    12.25%                               08/15/10      1,600      1,848,000
  HEALTHSOUTH Corp., Senior Notes
     6.88%(e)                            06/15/05      3,250      3,217,500
  Iasis Healthcare Corp., Senior
    Subordinated Notes
     8.50%                               10/15/09      2,265      2,417,888
  Insight Health Services Corp., Senior
    Subordinated Notes, Series B
     9.88%(e)                            11/01/11        575        571,406
  Matria Healthcare, Inc., Senior
    Unsecured Notes
    11.00%(e)                            05/01/08      2,150      2,386,500
  Neighborcare, Inc., Senior
    Subordinated Notes
     6.88%(d)                            11/15/13      1,450      1,504,375



                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
CORPORATE BONDS (Continued)
Medical & Medical Services (Continued)
  Province Healthcare Co., Senior
    Subordinated Notes
     7.50%                               06/01/13     $2,935    $ 3,052,400
                                                                -----------
                                                                 18,083,419
                                                                -----------
Medical Instruments & Supplies - 2.5%
  Apogent Technologies, Inc., Senior
    Subordinated Notes
     6.50%                               05/15/13      2,230      2,374,950
  Inverness Medical Innovations, Inc.,
    Senior Subordinated Notes
     8.75%(d)                            02/15/12      1,495      1,517,425
  National Nephrology Associates,
    Senior Subordinated Notes
     9.00%(d)                            11/01/11      2,645      3,068,200
  Norcross Safety Products LLC,
    Senior Subordinated Notes
     9.88%                               08/15/11      1,600      1,752,000
  Perkinelmer, Inc., Senior
    Subordinated Notes
     8.88%                               01/15/13      3,235      3,736,425
  Universal Hospital Services, Inc.,
    Senior Notes
    10.12%(d)                            11/01/11      3,275      3,537,000
                                                                -----------
                                                                 15,986,000
                                                                -----------
Metal & Mining - 2.3%
  Century Aluminum Co., Senior
    Secured Notes
    11.75%                               04/15/08      3,000      3,360,000
  Ipsco, Inc., Senior Notes
     8.75%                               06/01/13      3,460      3,935,750
  Russell Metals, Inc., Senior
    Subordinated Notes
     6.38%(d)                            03/01/14      1,790      1,834,750
  TRIMAS Corp., Senior Subordinated
    Notes
     9.88%                               06/15/12      3,535      3,835,475
  United States Steel Corp., Senior
    Notes
     9.75%                               05/15/10      1,640      1,869,600
                                                                -----------
                                                                 14,835,575
                                                                -----------
Motor Vehicles - 1.4%
  CSK Auto, Inc., Senior Subordinated
    Notes
     7.00%(d)(e)                         01/15/14      2,145      2,155,725
  Dana Corp., Senior Notes
     6.50%                               03/01/09      1,045      1,112,925
  Dura Operating Corp., Senior
    Unsecured Notes
     8.62%                               04/15/12      2,500      2,662,500
  Metaldyne Corp., Senior Unsecured
    Notes
    10.00%(d)                            11/01/13      1,795      1,795,000
  TRW Automotive, Inc., Senior
    Subordinated Notes
    11.00%(e)                            02/15/13      1,300      1,547,000
                                                                -----------
                                                                  9,273,150
                                                                -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              65

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                     HIGH YIELD BOND PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
CORPORATE BONDS (Continued)
Oil & Gas - 8.9%
  Chesapeake Energy Corp., Senior
    Unsecured Notes
     9.00%                              08/15/12     $3,000    $ 3,465,000
  Compton Petroleum Corp., Senior
    Unsecured Notes
     9.90%                              05/15/09      3,000      3,337,500
  Dynegy Holdings, Inc., Secured
    Notes
    10.12%(d)                           07/15/13      2,250      2,469,375
  El Paso Production Holding Co.,
    Senior Notes
     7.75%                              06/01/13      8,140      7,570,200
  Encore Acquisition Co., Senior
    Subordinated Notes
     6.25%(d)                           04/15/14      1,115      1,126,150
  Evergreen Resources, Inc., Senior
    Subordinated Notes
     5.88%(d)                           03/15/12      1,520      1,535,200
  Exco Resources, Inc., Senior Notes
     7.25%(d)                           01/15/11      1,880      1,941,100
  Gulfterra Energy Partners LP, Senior
    Notes
     6.25%                              06/01/10      2,500      2,718,750
  Gulfterra Energy Partners LP, Senior
    Subordinated Notes
     8.50%                              06/01/10      1,700      1,961,086
  Hanover Compressor Co., Senior
    Unsecured Notes
     8.62%                              12/15/10      1,620      1,733,400
  Hanover Equipment Trust, Senior
    Secured Notes
     8.75%                              09/01/11      4,150      4,502,750
  KCS Energy, Inc., Senior Unsecured
    Notes
     7.12%(d)                           04/01/12      1,580      1,595,800
  North American Energy Partners,
    Inc., Senior Unsecured Notes
     8.75%(d)                           12/01/11      4,605      4,651,050
  Plains All American Pipeline LP,
    Senior Notes
     7.75%                              10/15/12      1,250      1,485,450
  The Premcor Refining Group, Inc.,
    Senior Subordinated Notes
     7.75%(e)                           02/01/12      1,195      1,308,525
  Range Resources Corp., Senior
    Subordinated Notes
     7.38%                              07/15/13      2,325      2,418,000
  Tom Brown, Inc., Senior
    Subordinated Notes
     7.25%                              09/15/13      2,000      2,170,000
  Transcontinental Gas Pipe Line
    Corp., Senior Notes
     8.88%                              07/15/12      2,000      2,400,000
  The Williams Cos., Inc., Senior
    Debentures
     7.50%                              01/15/31      3,530      3,406,450
  The Williams Cos., Inc., Senior Notes
     8.62%                              06/01/10        500        550,000
  The Williams Cos., Inc., Senior
    Unsecured Notes
     7.62%                              07/15/19      5,010      5,060,100
                                                               -----------
                                                                57,405,886
                                                               -----------



                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
CORPORATE BONDS (Continued)
Paper & Forest Products - 1.9%
  Cascades, Inc., Unsecured Notes
     7.25%                              02/15/13     $2,175    $ 2,289,188
  Georgia-Pacific Corp., Senior Notes
     7.38%                              07/15/08      2,500      2,725,000
  Georgia-Pacific Corp., Senior
    Unsecured Notes
     8.00%(d)                           01/15/24      3,900      4,104,750
  Millar Western Forest Products Ltd.,
    Senior Notes
     7.75%(d)                           11/15/13      2,825      2,994,500
                                                               -----------
                                                                12,113,438
                                                               -----------
Personal Services - 0.5%
  United Rentals NA, Inc., Senior
    Subordinated Notes
     7.00%(d)(e)                        02/15/14        735        690,900
  United Rentals NA, Inc., Senior
    Unsecured Notes
     6.50%(d)                           02/15/12      2,565      2,539,350
                                                               -----------
                                                                 3,230,250
                                                               -----------
Plastics - 0.7%
  Solo Cup Co., Senior Subordinated
    Notes
     8.50%                              02/15/14      1,740      1,792,200
  Tekni-Plex, Inc., Senior Secured
    Notes
     8.75%(d)                           11/15/13      2,980      3,009,800
                                                               -----------
                                                                 4,802,000
                                                               -----------
Publishing & Printing - 3.5%
  Dex Media West LLC, Senior Notes
     8.50%(d)                           08/15/10      1,465      1,611,500
  Dex Media West LLC, Senior
    Subordinated Notes
     9.88%(d)                           08/15/13      1,445      1,603,950
  Mail-Well I Corp., Senior
    Subordinated Notes
     7.88%                              12/01/13      3,050      2,874,625
  PEI Holdings, Inc., Senior Secured
    Notes
    11.00%                              03/15/10      4,000      4,640,000
  Perry-Judd's, Inc., Senior
    Subordinated Notes
    10.62%                              12/15/07      4,500      3,690,000
  Vertis, Inc., Senior Unsecured Notes
    10.88%                              06/15/09      1,400      1,407,000
  Von Hoffmann Corp., Senior
    Unsecured Notes
    10.25%                              03/15/09      2,000      2,090,000
  Von Hoffmann Press, Inc., Senior
    Subordinated Notes
    10.38%(e)                           05/15/07      1,000      1,002,500
  WRC Media, Inc., Senior
    Subordinated Notes
    12.75%                              11/15/09      4,000      4,030,000
                                                               -----------
                                                                22,949,575
                                                               -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                     HIGH YIELD BOND PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004

                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
CORPORATE BONDS (Continued)
Real Estate - 1.2%
  American Casino & Entertainment
    Properties LLC, Senior Secured
    Notes
     7.85%(d)                           02/01/12     $3,630    $ 3,630,000
  HMH Properties, Inc., Senior Notes,
    Series B
     7.88%                              08/01/08      2,000      2,085,000
  WCI Communities, Inc., Senior
    Subordinated Notes
     7.88%(e)                           10/01/13      2,050      2,193,500
                                                               -----------
                                                                 7,908,500
                                                               -----------
Restaurants - 0.4%
  Friendly Ice Cream Corp., Senior
    Subordinated Notes
     8.38%(d)(e)                        06/15/12      1,545      1,591,350
  Tricon Global Restaurants, Inc.,
    Senior Unsecured Notes
     8.88%                              04/15/11        600        751,500
                                                               -----------
                                                                 2,342,850
                                                               -----------
Retail Merchandising - 3.6%
  AutoNation, Inc., Senior Unsecured
    Notes
     9.00%                              08/01/08      2,500      2,918,750
  Group 1 Automotive, Inc., Senior
    Subordinated Notes
     8.25%                              08/15/13      2,000      2,205,000
  J.C. Penney Co., Inc., Senior
    Debentures
     7.95%                              04/01/17      2,300      2,702,500
  J.C. Penney Co., Inc., Unsecured
    Notes
     8.00%                              03/01/10      1,577      1,856,918
  National Wine & Spirits, Inc., Senior
    Unsecured Notes
    10.12%                              01/15/09      1,050      1,008,000
  Office Depot, Inc., Senior
    Subordinated Notes
    10.00%(e)                           07/15/08      3,000      3,630,000
  Pantry, Inc., Senior Subordinated
    Notes
     7.75%(d)                           02/15/14      3,190      3,205,950
  Petro Stopping Centers Holdings LP,
    Senior Secured Notes
     9.00%(d)                           02/15/12      1,680      1,730,400
  Rite Aid Corp., Senior Debentures
     6.88%(e)                           08/15/13      4,125      3,836,250
                                                               -----------
                                                                23,093,768
                                                               -----------
Semiconductors & Related Devices - 0.6%
  Chippac Intl. Co. Ltd., Senior
    Subordinated Notes, Series B
    12.75%(e)                           08/01/09      3,700      4,033,000
                                                               -----------
Soaps & Cosmetics - 0.3%
  Chattem, Inc., Senior Subordinated
    Notes
     7.00%(d)                           03/01/14      1,995      1,999,988
                                                               -----------
Telecommunications - 11.5%
  ACC Escrow Corp., Senior Notes
    10.00%                              08/01/11      2,175      2,077,125
  Adelphia Communications Corp.,
    Senior Unsecured Notes
    10.88%(b)(c)                        10/01/10        500        485,000



                                                       PAR
                                         MATURITY     (000)       VALUE
                                        ---------- ---------- -------------
CORPORATE BONDS (Continued)
Telecommunications (Continued)
  Alamosa Delaware, Inc., Senior
    Unsecured Notes
     8.50%(d)(e)                        01/31/12     $4,335    $ 4,107,411
  American Tower Corp., Senior
    Subordinated Notes
     7.25%(d)                           12/01/11      1,090      1,111,800
  CCO Holdings LLC, Senior
    Unsecured Note
     8.75%(d)(e)                        11/15/13      1,270      1,308,100
  Centennial Communications Corp.,
    Senior Unsecured Notes
     8.12%(d)(e)                        02/01/14      3,875      3,565,000
  Cincinnati Bell, Inc., Senior
    Subordinated Notes
     8.38%                              01/15/14      1,240      1,202,800
  Cincinnati Bell, Inc., Senior
    Unsecured Notes
     7.25%                              07/15/13      1,245      1,257,450
  Crown Castle Intl. Corp., Senior
    Unsecured Notes
     7.50%                              12/01/13      1,550      1,588,750
  CSC Holdings, Inc., Senior
    Debentures
     7.88%                              02/15/18      7,090      7,657,200
  CSC Holdings, Inc., Senior
    Unsecured Notes
     6.75%(d)                           04/15/12      2,500      2,500,000
  DirecTV Holdings LLC, Unsecured
    Notes
     8.38%                              03/15/13      1,700      1,942,250
  Echostar DBS Corp., Senior
    Unsecured Notes
    10.38%                              10/01/07      3,000      3,262,500
  Knology, Inc., Senior Unsecured
    Notes
    12.00%                              11/30/09      2,683      2,670,031
  L-3 Communications Corp., Senior
    Subordinated Notes
     6.12%                              07/15/13      1,295      1,337,088
  Nextel Communications, Inc., Senior
    Notes
     5.95%                              03/15/14      2,850      2,828,625
     7.38%                              08/01/15      4,450      4,828,250
  Nextel Communications, Inc., Senior
    Unsecured Notes
     5.25%                              01/15/10      1,119      1,139,813
  Panamsat Corp., Senior Unsecured
    Notes
     8.50%(i)                           02/01/12      4,385      4,560,400
  Qwest Communications Intl., Inc.,
    Senior Debentures
     6.88%                              07/15/28      2,135      1,643,950
  Qwest Communications Intl., Inc.,
    Senior Notes
     7.25%                              06/15/07      2,930      2,666,300
  Qwest Communications Intl., Inc.,
    Senior Unsecured Notes
     7.50%(d)(e)                        02/15/14      2,945      2,760,938
  Qwest Corp., Senior Unsecured
    Notes
     9.12%(d)                           03/15/12      3,050      3,461,750
  Rural Cellular Corp., Senior
    Unsecured Notes
     9.88%                              02/01/10      1,270      1,276,350

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              67

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                     HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2004

                                                      PAR
                                         MATURITY    (000)       VALUE
                                        ---------- --------- -------------
CORPORATE BONDS (Continued)
Telecommunications (Continued)
  Rural Cellular Corp., Unsecured
    Notes
     8.25%(d)                           03/15/12    $1,095    $ 1,119,638
  Ubiquitel Operating Co., Senior
    Notes
     9.88%(d)                           03/01/11     3,335      3,234,950
  Western Wireless Corp., Senior
    Unsecured Notes
     9.25%                              07/15/13     3,785      3,889,088
  Worldcom, Inc., Senior Debentures
     8.25%(b)(c)                        01/20/23     2,950      2,345,250
     7.75%(b)(c)(e)                     03/15/24     1,200        954,000
  WorldCom, Inc., Senior Unsecured
    Notes
     8.25%(b)(c)(e)                     05/15/10     4,000      1,360,000
                                                              -----------
                                                               74,141,807
                                                              -----------
Tires & Rubber - 0.2%
  Kraton Polymers LLC, Senior
    Subordinated Notes
     8.12%(d)                           01/15/14     1,440      1,519,200
                                                              -----------
Transportation - 2.7%
  Hornbeck Offshore Services, Inc.,
    Senior Unsecured Notes
    10.62%                              08/01/08     2,500      2,762,499
  Omi Corp., Senior Notes
     7.62%                              12/01/13     2,670      2,783,474
  Overseas Shipholding Group, Inc.,
    Debentures
     8.75%                              12/01/13     4,350      4,942,688
  RailAmerica Transportation Corp.,
    Senior Subordinated Notes
    12.88%                              08/15/10     1,235      1,432,600
  Teekay Shipping Corp., Senior
    Unsecured Notes
     8.88%                              07/15/11     1,250      1,450,000
  Transportacion Ferroviaria Mexicana,
    SA de CV, Senior Unsecured
    Notes
    12.50%                              06/15/12     3,500      3,920,000
                                                              -----------
                                                               17,291,261
                                                              -----------
Waste Management - 1.5%
  Allied Waste Industries, Inc., Senior
    Debentures
     7.40%                              09/15/35     3,500      3,377,500

                                                  PAR/SHARES(l)
                                       MATURITY       (000)          VALUE
                                      ---------- -------------- --------------
CORPORATE BONDS (Continued)
Waste Management (Continued)
  Allied Waste NA, Inc., Senior
    Secured Notes
     8.50%                            12/01/08       $ 1,000     $  1,117,500
  Allied Waste NA, Inc., Senior
    Unsecured Notes
     6.50%(d)                         11/15/10           500          507,500
  Casella Waste Systems, Inc., Senior
    Subordinated Notes
     9.75%                            02/01/13         4,000        4,480,000
                                                                 ------------
                                                                    9,482,500
                                                                 ------------
TOTAL CORPORATE BONDS
  (Cost $576,668,036)                                             596,392,862
                                                                 ------------
FOREIGN BONDS - 0.4%
  BCP Luxemburg Holdings, Term
    Loans
    10.10%
  (Cost $2,497,957)                   02/19/05         1,987        2,441,812
                                                                 ------------
SHORT TERM INVESTMENTS - 14.9%
  Chase Manhattan Bank, Time
    Deposit
     1.06%(j)                         04/01/04           201          201,100
  Federal Home Loan Bank, Discount
    Notes
     0.97%                            04/01/04        15,000       15,000,000
     0.99%                            05/06/04        20,000       19,980,750
  HBOS Treasury Services PLC, Asset
    Backed Commercial Paper
     1.11%(j)                         08/11/04         1,318        1,317,852
  Natexis Banques International,
    Floating Rate Notes
     1.11%(j)                         04/01/04         2,376        2,375,997
  Galileo Money Market Fund                            5,195        5,194,871
  Institutional Money Market Trust(j)                 52,278       52,278,060
                                                                 ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $96,348,630)                                               96,348,630
                                                                 ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                     HIGH YIELD BOND PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004


                                                              VALUE
                                                         ---------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $692,728,430(a))                      109.4%     $707,883,718
LIABILITIES IN EXCESS OF
  OTHER ASSETS
  (Including $56,173,010 of payable
  upon return of securities loaned)           ( 9.4)%     (60,783,075)
                                              -----      ------------
NET ASSETS (Applicable to
  11,874,781 BlackRock shares,
  21,538,277 Institutional shares,
  14,045,696 Service shares,
  8,933,863 Investor A shares,
  13,710,298 Investor B shares and
  9,661,946 Investor C shares
  outstanding)                                100.0%     $647,100,643
                                              =====      ============


NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($96,351,456/11,874,781)                                     $ 8.11
                                                               ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($174,738,263/21,538,277)                                    $ 8.11
                                                               ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($113,971,268/14,045,696)                                    $ 8.11
                                                               ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($72,455,983/8,933,863)                                      $ 8.11
                                                               ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($8.11/0.950)                                                $ 8.54
                                                               ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($111,170,713/13,710,298)                                    $ 8.11
                                                               ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR C SHARE
  ($78,412,960/9,661,946)                                      $ 8.12
                                                               ======


-------------------

 (a) Cost for Federal income tax purposes is $693,539,053. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                        $29,429,527
     Gross unrealized depreciation                        (15,084,862)
                                                          -----------
                                                          $14,344,665
                                                          ===========

 (b) Non-income producing security.
 (c) Security in default.
 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2004, the fund held 25.7% of its net assets, with a current market value of $166,479,310, in securities restricted as to resale.
 (e) Total or partial securities on loan.
 (f) Rates shown are the effective yields as of March 31, 2004.
 (g) Securities valued at fair value as determined in good faith by or under the direction of the Trustees.
 (h) Security is illiquid.
 (i) Rates shown are the rates as of March 31, 2004.
 (j) Securities purchased with the cash proceeds from securities loaned.
 (k) Payment in kind security.
 (l) In local currency.

            INVESTMENT ABBREVIATIONS
     IO     Interest Only
     PO     Principal Only

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              69

                                BLACKROCK FUNDS

                            STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED MARCH 31, 2004 (UNAUDITED)

                                                  ENHANCED      LOW DURATION     INTERMEDIATE     INTERMEDIATE      CORE BOND
                                                   INCOME           BOND          GOVERNMENT          BOND         TOTAL RETURN
                                                 PORTFOLIO/1/     PORTFOLIO     BOND PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                 ------------ ---------------- ---------------- ---------------- ---------------
Investment income:
 Interest ......................................  $  56,488     $ 22,752,298     $ 6,948,003      $ 19,143,311    $  53,753,536
 Securities lending income .....................          -            1,263               -             3,545           11,205
 Dividends .....................................          -                -               -                 -                -
                                                  ---------     ------------     ------------     ------------    -------------
  Total investment income ......................     56,488       22,753,561       6,948,003        19,146,856       53,764,741
                                                  ---------     ------------     ------------     ------------    -------------
Expenses:
 Investment advisory fee .......................      9,611        4,437,315         778,522         2,281,356        5,808,954
 Administration fee ............................      2,043          679,834         132,349           367,204          886,958
 Administration fee - class specific ...........        843          928,293         225,700           438,930        1,103,866
 Custodian fee .................................        755          124,149          34,826            75,627          220,612
 Transfer agent fee ............................          -           92,102          12,968            28,472           64,299
 Transfer agent fee - class specific ...........        120          226,687          52,132            87,363          249,090
 Shareholder servicing fees - class specific....          -          649,701         106,059           133,567          454,431
 Shareholder processing fees - class
  specific .....................................          -          470,963          64,068            99,089          314,963
 Distribution fees - class specific ............          -        1,000,717         140,878           127,771          645,029
 Legal and audit ...............................      3,760           59,707          16,396            35,877           79,607
 Printing ......................................        810          154,860          26,802            77,143          203,156
 Registration fees and expenses ................      1,350           49,553          26,641            23,411           35,776
 Trustees' fees ................................        270           20,462           3,847            10,654           27,723
 Other .........................................      1,441           59,621          15,956            37,597           90,973
                                                  ---------     ------------     ------------     ------------    -------------
  Total expenses excluding interest
   expense .....................................     21,003        8,953,964       1,637,144         3,824,061       10,185,437
   Interest expense ............................          -            1,437               -                 -                -
                                                  ---------     ------------     ------------     ------------    -------------
  Total expenses ...............................     21,003        8,955,401       1,637,144         3,824,061       10,185,437
                                                  ---------     ------------     ------------     ------------    -------------
   Less investment advisory and
    administration fees waived .................    (11,653)      (2,130,432)       (377,278)         (969,340)      (2,627,764)
   Less administration fee waived - class
    specific ...................................       (843)        (170,335)               (1)        (65,175)        (205,466)
   Less distribution fee waived - class
    specific ...................................          -          (51,094)        (26,193)          (19,684)         (59,998)
   Less transfer agent fee waived - class
    specific ...................................          -          (65,486)              -           (11,715)         (47,589)
   Less expenses reimbursed by advisor..........     (1,667)               -               -                 -                -
                                                  ---------     ------------     -------------    ------------    -------------
  Net expenses .................................      6,840        6,538,054       1,233,672         2,758,147        7,244,620
                                                  ---------     ------------     -------------    ------------    -------------
Net investment income ..........................     49,648       16,215,507       5,714,331        16,388,709       46,520,121
                                                  ---------     ------------     -------------    ------------    -------------
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions:
 Net realized gain (loss) from:
  Investment transactions (net of foreign
   taxes) ......................................      2,081        3,782,095       3,796,420         7,499,296       34,081,830
  Futures and options contracts ................          -       (5,856,217)     (2,064,353)       (5,202,020)     (26,814,897)
  Swap and swaption contracts ..................          -          119,813          21,523         5,467,384       10,892,934
  Foreign currency related transactions ........          -       (6,391,976)              -                 -      (10,636,963)
                                                  ---------     ------------     -------------    ------------    -------------
                                                      2,081       (8,346,285)      1,753,590         7,764,660        7,522,904
                                                  ---------     ------------     -------------    ------------    -------------
 Change in unrealized appreciation
  (depreciation) from:
  Investments (net of foreign taxes) ...........     20,663       (2,233,851)     (3,887,627)       (2,296,762)       1,091,644
  Futures and options contracts ................          -        1,293,235       1,018,316         2,469,386        7,369,364
  Swap and swaption contracts ..................          -        2,179,722         525,925        (2,978,528)      (6,009,479)
  Foreign currency related transactions ........          -        7,452,525               -                 -        9,190,362
                                                  ---------     ------------     -------------    ------------    -------------
                                                     20,663        8,691,631      (2,343,386)       (2,805,904)      11,641,891
                                                  ---------     ------------     -------------    ------------    -------------
Net gain (loss) on investments and foreign
 currency transactions .........................     22,744          345,346        (589,796)        4,958,756       19,164,795
                                                  ---------     ------------     -------------    ------------    -------------
Net increase in net assets resulting from
 operations ....................................  $  72,392     $ 16,560,853     $ 5,124,535      $ 21,347,465    $  65,684,916
                                                  =========     ============     =============    ============    =============

---------
/1/ For the period 3/4/04 (commencement of operations) through 3/31/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


    CORE PLUS         GOVERNMENT                          MANAGED        INTERNATIONAL       HIGH YIELD
   TOTAL RETURN         INCOME            GNMA             INCOME             BOND              BOND
    PORTFOLIO          PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
-----------------   --------------   --------------   ---------------   ---------------   ---------------
  $ 4,904,068        $  3,788,405     $  8,329,684     $  22,824,237     $  4,607,484      $ 26,272,163
            -                   -                -             3,388                -            71,999
            -                   -                -                 -                -            53,066
  -----------        ------------     ------------     -------------     ------------      ------------
    4,904,068           3,788,405        8,329,684        22,827,625        4,607,484        26,397,228
  -----------        ------------     ------------     -------------     ------------      ------------
      647,707             448,067          842,659         2,324,608          763,500         1,558,770
      110,111              76,171          130,230           373,691          117,995           258,816
       45,375             129,155          202,819           659,997          201,091           409,039
       53,773              40,527           64,461           108,244           76,270            50,259
        3,807              32,026           16,802            18,758           55,305            49,000
        9,355              51,018           52,268           122,542           52,730           114,757
          106             222,232          129,781           139,260          209,352           409,358
           64             133,339           78,391           110,420          144,394           275,019
          293             353,864          319,942            64,396          186,826           754,150
       13,246              13,294           19,073            37,489           14,084            19,140
       19,305              14,541           28,838            81,640           19,378            49,509
        5,879              16,744           19,896            20,309           25,762            40,039
        2,342               2,682            3,892            11,684            2,539             7,012
       10,361              12,490           14,929            43,863           13,323            37,746
  -----------        ------------     ------------     -------------     ------------      ------------
      921,724           1,546,150        1,923,981         4,116,901        1,882,549         4,032,614
            -                   -          150,310               341                -            34,701
  -----------        ------------     ------------     -------------     ------------      ------------
      921,724           1,546,150        2,074,291         4,117,242        1,882,549         4,067,315
  -----------        ------------     ------------     -------------     ------------      ------------
     (374,730)           (270,052)        (481,099)         (748,633)               -          (420,853)
      (30,984)               (194)          (3,760)          (21,401)               -            (9,479)
           (4)            (47,140)          (9,852)          (22,824)         (45,264)          (38,075)
          (15)                  -                -                 -                -                 -
            -                   -                -                 -                -                 -
  -----------        ------------     ------------     -------------     ------------      ------------
      515,991           1,228,764        1,579,580         3,324,384        1,837,285         3,598,908
  -----------        ------------     ------------     -------------     ------------      ------------
    4,388,077           2,559,641        6,750,104        19,503,241        2,770,199        22,798,320
  -----------        ------------     ------------     -------------     ------------      ------------
    2,897,653           1,972,895        3,166,332        11,491,702        1,759,550        27,429,434
   (1,799,772)          2,715,262       (3,128,627)      (14,675,618)        (634,081)                -
     (169,087)           (194,629)        (421,425)        6,916,716          (69,377)          362,807
   (1,034,472)                  -                -        (4,654,096)      15,725,441               157
  -----------        ------------     ------------     -------------     ------------      ------------
     (105,678)          4,493,528         (383,720)         (921,296)      16,781,533        27,792,398
  -----------        ------------     ------------     -------------     ------------      ------------
    1,168,578          (1,346,622)      (1,655,129)         (523,834)       1,841,221            37,941
      377,308            (684,027)       1,089,152         5,114,894          (21,030)                -
      290,232             348,318          842,834        (4,546,950)         175,912            35,826
      916,752                   -                -         3,719,561       (2,100,198)           55,465
  -----------        ------------     ------------     -------------     ------------      ------------
    2,752,870          (1,682,331)         276,857         3,763,671         (104,095)          129,232
  -----------        ------------     ------------     -------------     ------------      ------------
    2,647,192           2,811,197         (106,863)        2,842,375       16,677,438        27,921,630
  -----------        ------------     ------------     -------------     ------------      ------------
  $ 7,035,269        $  5,370,838     $  6,643,241     $  22,345,616     $ 19,447,637      $ 50,719,950
  ===========        ============     ============     =============     ============      ============

                                BLACKROCK FUNDS

                            STATEMENT OF CASH FLOWS
                                 GNMA PORTFOLIO
               FOR THE SIX MONTHS ENDED MARCH 31, 2004(UNAUDITED)




Increase (decrease) in cash
Cash flows from operating activities:
 Net increase (decrease) in net assets from operations ...................................    $      6,643,241
 Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
    Purchase of long-term investment securities ..........................................      (1,269,855,218)
    Proceeds from disposition of long-term investment securities .........................       1,332,642,447
    Increase (decrease) in options written, at value .....................................            (255,049)
    Increase (decrease) in swaptions written, at value ...................................             806,747
    Net purchase of short term investment securities .....................................           3,109,440
    Amortization (accretion) of premium (discount) .......................................             340,445
    (Increase) decrease in futures variation margin ......................................             (92,816)
    (Increase) decrease in interest receivable ...........................................             330,375
    (Increase) decrease in investments sold receivable ...................................         229,174,602
    (Increase) decrease in interest receivable on interest rate swaps ....................              (1,172)
    (Increase) decrease in prepaid expenses ..............................................              (5,559)
    Increase (decrease) in investments purchased payable .................................        (257,790,819)
    Increase (decrease) in interest payable on interest rate swaps .......................            (332,514)
    Increase (decrease) in accrued expenses ..............................................              10,100
    Net (increase) decrease in unrealized appreciation (depreciation) on investment
     securities ..........................................................................           1,655,129
    Net (increase) decrease in unrealized appreciation (depreciation) on swap
     and swaption contracts ..............................................................           1,618,066
    Net realized (gain) loss on investment securities ....................................          (3,166,332)
                                                                                              ----------------
 Net cash provided by (used for) operating activities ....................................          44,831,113
                                                                                              ----------------
Cash flows from financing activities:
    Net borrowing (repayment) of reverse repurchase agreements and other
     short term borrowings ...............................................................          20,764,348
    Proceeds from units sold .............................................................          40,814,957
    Payments on units redeemed ...........................................................         (98,672,989)
    Cash distributions paid ..............................................................          (7,737,429)
                                                                                              ----------------
 Net cash provided by (used for) financing activities ....................................         (44,831,113)
                                                                                              ----------------
Net increase (decrease) in cash ..........................................................                   -
                                                                                              ----------------
Cash:
 Beginning balance .......................................................................                   -
                                                                                              ----------------
 Ending balance ..........................................................................    $              -
                                                                                              ================
Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions (non-cash financing activity) ................    $      1,371,666
Cash paid during the year for interest ...................................................    $       (150,310)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                BLACKROCK FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                   ENHANCED
                                                    INCOME                    LOW DURATION                 INTERMEDIATE GOVERNMENT
                                                  PORTFOLIO                  BOND PORTFOLIO                       PORTFOLIO
                                               ----------------- ----------------------------------- -------------------------------
                                                   FOR THE             FOR THE                            FOR THE
                                               PERIOD 3/4/04 /1/      SIX MONTHS                         SIX MONTHS
                                                      TO                ENDED            FOR THE           ENDED          FOR THE
                                                   3/31/04             3/31/04          YEAR ENDED        3/31/04        YEAR ENDED
                                                 (UNAUDITED)         (UNAUDITED)         9/30/03        (UNAUDITED)       9/30/03
                                               ----------------- ----------------- ----------------- --------------- ---------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................    $     49,648    $    16,215,507   $    25,490,358   $   5,714,331   $  14,677,248
  Net realized gain (loss) on investments,
   futures, options, swap and swaption
   contracts and foreign currency related
   transactions ..............................           2,081         (8,346,285)       15,335,792       1,753,590       3,454,205
  Net unrealized gain (loss) on investments,
   futures, options, swap and swaption
   contracts and foreign currency related
   transactions ..............................          20,663          8,691,631        (8,776,574)     (2,343,386)     (8,592,344)
                                                  ------------    ---------------   ---------------   -------------   -------------
  Net increase in net assets resulting
   from operations ...........................          72,392         16,560,853        32,049,576       5,124,535       9,539,109
                                                  ------------    ---------------   ---------------   -------------   -------------
Distributions to shareholders from:
 Net investment income:
  BlackRock Class ............................         (49,445)        (8,362,463)      (10,255,580)              -               -
  Institutional Class ........................            (203)        (5,212,651)      (11,541,761)     (4,861,099)    (12,522,267)
  Service Class ..............................               -         (2,458,037)       (4,657,450)        (28,914)        (67,485)
  Investor A Class ...........................               -           (932,277)       (2,463,978)     (1,024,892)     (2,488,527)
  Investor B Class ...........................               -           (413,506)       (1,292,709)       (195,378)       (418,868)
  Investor C Class ...........................               -           (926,485)       (3,057,821)       (273,253)       (484,207)
                                                  ------------    ---------------   ---------------   -------------   -------------
  Total distributions from net investment
   income ....................................         (49,648)       (18,305,419)      (33,269,299)     (6,383,536)    (15,981,354)
                                                  ------------    ---------------   ---------------   -------------   -------------
 Net realized gains:
  BlackRock Class ............................               -         (3,237,280)          (82,434)              -               -
  Institutional Class ........................               -         (2,090,517)         (191,283)              -               -
  Service Class ..............................               -         (1,158,715)          (79,846)              -               -
  Investor A Class ...........................               -           (463,589)          (44,408)              -               -
  Investor B Class ...........................               -           (352,109)          (34,934)              -               -
  Investor C Class ...........................               -           (776,700)          (81,548)              -               -
                                                  ------------    ---------------   ---------------   -------------   -------------
  Total distributions from net realized gains.               -         (8,078,910)         (514,453)              -               -
                                                  ------------    ---------------   ---------------   -------------   -------------
  Total distributions to shareholders ........         (49,648)       (26,384,329)      (33,783,752)     (6,383,536)    (15,981,354)
                                                  ------------    ---------------   ---------------   -------------   -------------
Capital share transactions ...................      40,357,571        268,345,496       794,612,662      (2,788,216)    (28,551,422)
                                                  ------------    ---------------   ---------------   -------------   -------------
Redemption fees ..............................               -                  -                 -               -               -
                                                  ------------    ---------------   ---------------   -------------   -------------
  Total increase (decrease) in net assets ....      40,380,315        258,522,020       792,878,486      (4,047,217)    (34,993,667)
Net assets:
  Beginning of period ........................               -      1,735,426,944       942,548,458     317,089,685     352,083,352
                                                  ------------    ---------------   ---------------   -------------   -------------
  End of period ..............................    $ 40,380,315    $ 1,993,948,964   $ 1,735,426,944   $ 313,042,468   $ 317,089,685
                                                  ============    ===============   ===============   =============   =============
  End of period distributions in excess of
   net investment income .....................    $          -    $    (6,038,150)  $    (3,948,238)  $  (1,108,315)  $    (439,110)

---------
/1/ Commencement of operations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


            INTERMEDIATE                                  CORE                                      CORE PLUS
           BOND PORTFOLIO                      BOND TOTAL RETURN PORTFOLIO                   TOTAL RETURN PORTFOLIO
-------------------------------------   -----------------------------------------   -----------------------------------------
     FOR THE                                  FOR THE                                     FOR THE
    SIX MONTHS                               SIX MONTHS                                  SIX MONTHS
      ENDED              FOR THE               ENDED                FOR THE                ENDED                FOR THE
     3/31/04            YEAR ENDED            3/31/04              YEAR ENDED             3/31/04              YEAR ENDED
   (UNAUDITED)           9/30/03            (UNAUDITED)             9/30/03             (UNAUDITED)             9/30/03
-----------------   -----------------   -------------------   -------------------   -------------------   -------------------
  $  16,388,709       $  39,716,866       $    46,520,121       $    92,570,855        $  4,388,077          $  4,958,465
      7,764,660          19,119,793             7,522,904            56,327,671            (105,678)            3,954,274
     (2,805,904)         (9,719,840)           11,641,891           (21,849,836)          2,752,870                 1,495
  -------------       -------------       ---------------       ---------------        ------------          ------------
     21,347,465          49,116,819            65,684,916           127,048,690           7,035,269             8,914,234
  -------------       -------------       ---------------       ---------------        ------------          ------------
     (8,983,421)        (18,828,295)          (26,131,148)          (47,373,640)         (4,789,115)           (6,432,996)
     (8,137,930)        (19,095,974)          (19,886,043)          (48,830,922)                 (2)                   (5)
     (1,260,173)         (2,159,818)           (2,871,339)           (5,999,079)                 (2)                   (4)
       (795,958)         (1,537,884)           (2,460,049)           (5,203,878)               (132)                 (169)
       (221,249)           (388,162)           (1,108,033)           (2,786,614)               (974)               (1,471)
       (237,377)           (316,713)           (1,437,775)           (3,007,369)                 (2)                  (36)
  -------------       -------------       ---------------       ---------------        ------------          ------------
    (19,636,108)        (42,326,846)          (53,894,387)         (113,201,502)         (4,790,227)           (6,434,681)
  -------------       -------------       ---------------       ---------------        ------------          ------------
     (8,456,396)           (883,521)          (26,256,064)           (4,227,575)         (2,841,616)             (525,738)
     (8,468,244)           (856,709)          (22,929,791)           (4,985,423)                 (2)                    -
     (1,395,950)            (87,669)           (3,469,665)             (585,558)                 (2)                    -
       (910,295)            (65,175)           (2,988,709)             (502,460)                (96)                  (15)
       (311,883)            (17,708)           (1,715,637)             (329,345)               (900)                    -
       (351,717)            (11,922)           (2,208,746)             (337,812)                 (2)                    -
  -------------       -------------       ---------------       ---------------        ------------          ------------
    (19,894,485)         (1,922,704)          (59,568,612)          (10,968,173)         (2,842,618)             (525,753)
  -------------       -------------       ---------------       ---------------        ------------          ------------
    (39,530,593)        (44,249,550)         (113,462,999)         (124,169,675)         (7,632,845)           (6,960,434)
  -------------       -------------       ---------------       ---------------        ------------          ------------
    125,206,955          56,681,926           377,419,968           352,885,179          88,186,661           126,877,504
  -------------       -------------       ---------------       ---------------        ------------          ------------
              -                   -                     -                     -                   -                     -
  -------------       -------------       ---------------       ---------------        ------------          ------------
    107,023,827          61,549,195           329,641,885           355,764,194          87,589,085           128,831,304
    884,266,273         822,717,078         2,348,041,776         1,992,277,582         224,336,184            95,504,880
  -------------       -------------       ---------------       ---------------        ------------          ------------
  $ 991,290,100       $ 884,266,273       $ 2,677,683,661       $ 2,348,041,776        $311,925,269          $224,336,184
  =============       =============       ===============       ===============        ============          ============
  $  (4,508,614)      $  (1,261,215)      $   (17,255,074)      $    (9,880,808)       $ (1,167,103)         $   (764,953)

                                BLACKROCK FUNDS

                STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)


                                                                     GOVERNMENT                                GNMA
                                                                  INCOME PORTFOLIO                          PORTFOLIO
                                                        ------------------------------------   ------------------------------------
                                                              FOR THE                                FOR THE
                                                         SIX MONTHS ENDED       FOR THE         SIX MONTHS ENDED       FOR THE
                                                              3/31/04          YEAR ENDED            3/31/04          YEAR ENDED
                                                            (UNAUDITED)         9/30/03            (UNAUDITED)         9/30/03
                                                        ------------------ -----------------   ------------------ -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................   $   2,559,641      $   7,737,857       $   6,750,104      $  14,156,969
  Net realized gain (loss) on investments,
   futures, options, swap and swaption
   contracts and foreign currency related
   transactions .......................................       4,493,528          3,758,752            (383,720)           936,714
  Net unrealized gain (loss) on investments,
   futures, options, swap and swaption contracts
   and foreign currency related
   transactions .......................................      (1,682,331)          (995,243)            276,857         (3,974,356)
                                                          -------------      -------------       -------------      -------------
  Net increase in net assets resulting from
   operations .........................................       5,370,838         10,501,366           6,643,241         11,119,327
                                                          -------------      -------------       -------------      -------------
Distributions to shareholders from:
 Net investment income:
  BlackRock Class .....................................         (21,615)        (2,941,449)         (1,093,697)        (1,357,007)
  Institutional Class .................................               -                  -          (5,038,402)       (12,333,041)
  Service Class .......................................               -                  -             (49,934)           (75,619)
  Investor A Class ....................................      (1,830,863)        (3,920,267)           (559,675)          (915,781)
  Investor B Class ....................................        (822,082)        (1,808,311)           (784,510)        (1,423,856)
  Investor C Class ....................................        (449,014)          (890,807)         (1,210,544)        (2,276,734)
                                                          -------------      -------------       -------------      -------------
  Total distributions from net investment income ......      (3,123,574)        (9,560,834)         (8,736,762)       (18,382,038)
                                                          -------------      -------------       -------------      -------------
 Capital:
  BlackRock Class .....................................               -                  -                   -                  -
  Institutional Class .................................               -                  -                   -                  -
  Service Class .......................................               -                  -                   -                  -
  Investor A Class ....................................               -                  -                   -                  -
  Investor B Class ....................................               -                  -                   -                  -
  Investor C Class ....................................               -                  -                   -                  -
                                                          -------------      -------------       -------------      -------------
  Total distributions from capital ....................               -                  -                   -                  -
                                                          -------------      -------------       -------------      -------------
 Net realized gains:
  BlackRock Class .....................................             (40)                 -                   -                  -
  Institutional Class .................................               -                  -                   -                  -
  Service Class .......................................               -                  -                   -                  -
  Investor A Class ....................................      (1,252,750)        (1,211,930)                  -                  -
  Investor B Class ....................................        (740,622)          (391,017)                  -                  -
  Investor C Class ....................................        (407,937)          (177,059)                  -                  -
                                                          -------------      -------------       -------------      -------------
  Total distributions from net realized gains .........      (2,401,349)        (1,780,006)                  -                  -
                                                          -------------      -------------       -------------      -------------
  Total distributions to shareholders .................      (5,524,923)       (11,340,840)         (8,736,762)       (18,382,038)
                                                          -------------      -------------       -------------      -------------
Capital share transactions ............................      45,847,463         61,370,630         (55,956,902)        85,516,111
                                                          -------------      -------------       -------------      -------------
Redemption fees .......................................               -                  -                   -                  -
                                                          -------------      -------------       -------------      -------------
  Total increase (decrease) in net assets .............      45,693,378         60,531,156         (58,050,423)        78,253,400
Net assets:
  Beginning of period .................................     169,994,540        109,463,384         336,418,538        258,165,138
                                                          -------------      -------------       -------------      -------------
  End of period .......................................   $ 215,687,918      $ 169,994,540       $ 278,368,115      $ 336,418,538
                                                          =============      =============       =============      =============
  End of period undistributed net investment
   income (distributions in excess of net investment
   income) ............................................   $  (1,083,020)     $    (519,087)      $  (3,604,552)     $  (1,617,894)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


               MANAGED                               INTERNATIONAL                              HIGH YIELD
           INCOME PORTFOLIO                          BOND PORTFOLIO                           BOND PORTFOLIO
--------------------------------------   --------------------------------------   --------------------------------------
      FOR THE                                  FOR THE                                  FOR THE
 SIX MONTHS ENDED         FOR THE         SIX MONTHS ENDED         FOR THE         SIX MONTHS ENDED         FOR THE
      3/31/04            YEAR ENDED            3/31/04            YEAR ENDED            3/31/04            YEAR ENDED
    (UNAUDITED)           9/30/03            (UNAUDITED)           9/30/03            (UNAUDITED)           9/30/03
------------------   -----------------   ------------------   -----------------   ------------------   -----------------
  $  19,503,241       $   50,894,352       $   2,770,199        $   3,734,959       $  22,798,320        $  40,997,834
       (921,296)          33,061,141          16,781,533            1,888,540          27,792,398           12,455,790
      3,763,671          (15,654,912)           (104,095)          10,665,228             129,232           52,524,913
  -------------       --------------       -------------        -------------       -------------        -------------
     22,345,616           68,300,581          19,447,637           16,288,727          50,719,950          105,978,537
  -------------       --------------       -------------        -------------       -------------        -------------
              -                    -                   -                    -          (2,998,016)          (7,201,283)
    (20,097,923)         (50,665,007)         (1,665,667)          (1,090,173)         (6,731,952)         (14,329,771)
     (2,165,413)          (5,092,302)         (1,135,263)            (879,879)         (3,545,382)          (5,011,712)
     (1,093,458)          (2,800,732)         (1,585,891)          (1,154,445)         (2,766,043)          (4,999,000)
       (198,778)            (466,236)           (195,928)            (222,829)         (3,560,098)          (7,093,599)
        (15,379)             (30,380)           (307,369)            (157,085)         (2,489,265)          (4,037,112)
  -------------       --------------       -------------        -------------       -------------        -------------
    (23,570,951)         (59,054,657)         (4,890,118)          (3,504,411)        (22,090,756)         (42,672,477)
  -------------       --------------       -------------        -------------       -------------        -------------
              -                    -                   -                    -                   -                    -
              -                    -                   -             (959,635)                  -                    -
              -                    -                   -             (727,598)                  -                    -
              -                    -                   -           (1,120,801)                  -                    -
              -                    -                   -             (196,022)                  -                    -
              -                    -                   -             (265,702)                  -                    -
  -------------       --------------       -------------        -------------       -------------        -------------
              -                    -                   -           (3,269,758)                  -                    -
  -------------       --------------       -------------        -------------       -------------        -------------
              -                    -                   -                    -                   -                    -
    (20,585,568)                   -                   -             (214,906)                  -                    -
     (2,347,707)                   -                   -             (205,184)                  -                    -
     (1,248,261)                   -                   -             (304,717)                  -                    -
       (267,625)                   -                   -              (78,456)                  -                    -
        (19,166)                   -                   -              (63,113)                  -                    -
  -------------       --------------       -------------        -------------       -------------        -------------
    (24,468,327)                   -                   -             (866,376)                  -                    -
  -------------       --------------       -------------        -------------       -------------        -------------
    (48,039,278)         (59,054,657)         (4,890,118)          (7,640,545)        (22,090,756)         (42,672,477)
  -------------       --------------       -------------        -------------       -------------        -------------
    (37,135,124)        (169,624,908)        148,478,512           87,478,509          42,390,665          258,632,905
  -------------       --------------       -------------        -------------       -------------        -------------
              -                    -               9,131                    -               9,555                    -
  -------------       --------------       -------------        -------------       -------------        -------------
    (62,828,786)        (160,378,984)        163,045,162           96,126,691          71,029,414          321,938,965
    963,846,576        1,124,225,560         218,307,258          122,180,567         576,071,229          254,132,264
  -------------       --------------       -------------        -------------       -------------        -------------
  $ 901,017,790       $  963,846,576       $ 381,352,420        $ 218,307,258       $ 647,100,643        $ 576,071,229
  =============       ==============       =============        =============       =============        =============
  $  (3,456,121)      $      611,589       $  (5,853,963)       $  (3,734,044)      $  (2,778,348)       $  (3,485,912)

                                BLACKROCK FUNDS

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         NET                       NET GAIN                                          NET
                                        ASSET                     (LOSS) ON      DISTRIBUTIONS   DISTRIBUTIONS      ASSET
                                        VALUE         NET        INVESTMENTS        FROM NET        FROM NET        VALUE
                                      BEGINNING   INVESTMENT    (BOTH REALIZED     INVESTMENT       REALIZED       END OF
                                      OF PERIOD     INCOME     AND UNREALIZED)      INCOME/7/        GAINS         PERIOD
                                     =========== ============ ================= =============== =============== ============
-------------------------
Enhanced Income Portfolio
-------------------------
BlackRock Class
3/04/04 /1/ through 3/31/04 /10/     $   10.00    $   0.02       $   0.01        $   (0.02)       $      -      $   10.01
Institutional Class
3/19/04 /1/ through 3/31/04 /10/     $   10.00    $      -       $   0.01        $       -        $      -      $   10.01
Service Class
3/19/04 /1/ through 3/31/04 /10/     $   10.00    $      -       $      -        $       -        $      -      $   10.00
Investor A Class
3/19/04 /1/ through 3/31/04 /10/     $   10.00    $      -       $      -        $       -        $      -      $   10.00
---------------------------
Low Duration Bond Portfolio
---------------------------
BlackRock Class
10/01/03 through 3/31/04 /10/        $   10.23    $   0.12       $  (0.02)       $   (0.12)       $  (0.04)     $   10.17
9/30/03                                  10.25        0.30           0.01            (0.32)          (0.01)         10.23
9/30/02                                  10.20        0.42           0.13            (0.45)          (0.05)         10.25
9/30/01                                   9.81        0.57           0.42            (0.60)              -          10.20
9/30/00                                   9.82        0.62          (0.02)           (0.61)              -           9.81
9/30/99                                  10.03        0.61          (0.22)           (0.60)              -           9.82
Institutional Class
10/01/03 through 3/31/04 /10/        $   10.23    $   0.10       $      -        $   (0.11)       $  (0.04)     $   10.18
9/30/03                                  10.25        0.26           0.03            (0.30)          (0.01)         10.23
9/30/02                                  10.21        0.41           0.12            (0.44)          (0.05)         10.25
9/30/01                                   9.82        0.56           0.41            (0.58)              -          10.21
9/30/00                                   9.82        0.61          (0.01)           (0.60)              -           9.82
9/30/99                                  10.03        0.58          (0.20)           (0.59)              -           9.82
Service Class
10/01/03 through 3/31/04 /10/        $   10.23    $   0.08       $      -        $   (0.09)       $  (0.04)     $   10.18
9/30/03                                  10.25        0.24           0.02            (0.27)          (0.01)         10.23
9/30/02                                  10.21        0.38           0.12            (0.41)          (0.05)         10.25
9/30/01                                   9.82        0.53           0.41            (0.55)              -          10.21
9/30/00                                   9.82        0.57              -            (0.57)              -           9.82
9/30/99                                  10.03        0.55          (0.20)           (0.56)              -           9.82
Investor A Class
10/01/03 through 3/31/04 /10/        $   10.24    $   0.08       $  (0.01)       $   (0.09)       $  (0.04)     $   10.18
9/30/03                                  10.26        0.21           0.04            (0.26)          (0.01)         10.24
9/30/02                                  10.21        0.36           0.13            (0.39)          (0.05)         10.26
9/30/01                                   9.82        0.52           0.41            (0.54)              -          10.21
9/30/00                                   9.82        0.55              -            (0.55)              -           9.82
9/30/99                                  10.03        0.54          (0.21)           (0.54)              -           9.82
Investor B Class
10/01/03 through 3/31/04 /10/        $   10.23    $   0.03       $      -        $   (0.05)       $  (0.04)     $   10.17
9/30/03                                  10.25        0.15           0.03            (0.19)          (0.01)         10.23
9/30/02                                  10.21        0.29           0.12            (0.32)          (0.05)         10.25
9/30/01                                   9.82        0.44           0.41            (0.46)              -          10.21
9/30/00                                   9.82        0.48              -            (0.48)              -           9.82
9/30/99                                  10.03        0.45          (0.19)           (0.47)              -           9.82
Investor C Class
10/01/03 through 3/31/04 /10/        $   10.23    $   0.03       $      -        $   (0.05)       $  (0.04)     $   10.17
9/30/03                                  10.25        0.15           0.03            (0.19)          (0.01)         10.23
9/30/02                                  10.21        0.30           0.11            (0.32)          (0.05)         10.25
9/30/01                                   9.82        0.44           0.41            (0.46)              -          10.21
9/30/00                                   9.82        0.48              -            (0.48)              -           9.82
9/30/99                                  10.03        0.46          (0.20)           (0.47)              -           9.82

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                           RATIO OF NET                                            RATIO OF NET
                                           EXPENSES TO                                              INVESTMENT
                   NET                     AVERAGE NET      RATIO OF TOTAL                            INCOME
                  ASSETS    RATIO OF NET      ASSETS     EXPENSES TO AVERAGE      RATIO OF NET      TO AVERAGE
                  END OF     EXPENSES TO    (EXCLUDING        NET ASSETS       INVESTMENT INCOME    NET ASSETS    PORTFOLIO
     TOTAL        PERIOD     AVERAGE NET     INTEREST         (EXCLUDING         TO AVERAGE NET     (EXCLUDING    TURNOVER
    RETURN        (000)        ASSETS        EXPENSE)          WAIVERS)              ASSETS          WAIVERS)       RATE
============== =========== ============== ============= ===================== =================== ============== ==========
     0.26%      $  35,418       0.30%/2/      0.30%/2/          0.82%/2/             2.06%/2/          1.54%/2/        4%

     0.13%      $   4,962       0.40%/2/      0.40%/2/          0.92%/2/             1.96%/2/          1.44%/2/        4%

     0.08%      $       -       0.75%/2/      0.75%/2/          1.27%/2/             1.61%/2/          1.09%/2/        4%

     0.01%/3/   $       -       0.80%/2/      0.80%/2/          1.32%/2/             1.56%/2/          1.04%/2/        4%

     1.00%      $ 863,375       0.40%/2/      0.40%/2/          0.65%/2/             2.06%/2/          1.80%/2/      102%
     2.98         625,363       0.40          0.40              0.67                 2.31              2.04          195
     5.58         281,844       0.40          0.40              0.79                 3.86              3.47          195
    10.38         114,205       0.99          0.40              1.28                 5.78              5.48          168
     6.35          86,868       2.25          0.40              2.66                 6.30              5.89          182
     4.06          79,326       2.26          0.41              2.59                 6.04              5.71          177

     1.02%      $ 494,841       0.55%/2/      0.55%/2/          0.78%/2/             1.89%/2/          1.66%/2/      102%
     2.82         477,420       0.55          0.55              0.80                 2.29              2.04          195
     5.32         298,698       0.55          0.55              0.81                 3.76              3.50          195
    10.21         135,243       1.24          0.55              1.52                 5.64              5.36          168
     6.29         126,818       2.43          0.55              2.71                 6.16              5.88          182
     3.91         157,553       2.39          0.56              2.67                 5.89              5.62          177

     0.87%      $ 300,639       0.85%/2/      0.85%/2/          1.08%/2/             1.59%/2/          1.37%/2/      102%
     2.52         248,426       0.85          0.85              1.10                 1.95              1.70          195
     5.01         120,857       0.85          0.85              1.11                 3.40              3.15          195
     9.88          42,909       1.41          0.85              1.68                 5.26              4.98          168
     5.98          19,745       2.77          0.85              3.05                 5.86              5.58          182
     3.60          16,872       2.70          0.86              2.97                 5.59              5.32          177

     0.74%/3/   $ 109,469       0.90%/2/      0.90%/2/          1.31%/2/             1.53%/2/          1.12%/2/      102%
     2.47/3/      102,047       0.90          0.90              1.20                 1.92              1.62          195
     4.93/3/       69,211       1.02          1.02              1.27                 3.18              2.93          195
     9.70/3/       12,808       1.43          1.00              1.70                 4.92              4.65          168
     5.80/3/        2,512       2.94          1.02              3.22                 5.69              5.41          182
     3.42/3/        2,594       2.79          1.02              3.07                 5.38              5.10          177

     0.37%/4/   $  73,478       1.65%/2/      1.65%/2/          1.97%/2/             0.78%/2/          0.47%/2/      102%
     1.70/4/       83,937       1.65          1.65              1.95                 1.18              0.88          195
     4.05/4/       53,087       1.77          1.77              2.02                 2.48              2.23          195
     8.89/4/       20,485       2.28          1.76              2.55                 4.29              4.02          168
     5.01/4/        8,142       3.66          1.77              3.94                 4.93              4.65          182
     2.65/4/        7,549       3.41          1.75              3.67                 4.59              4.34          177

     0.37%/4/   $ 152,147       1.65%/2/      1.65%/2/          1.97%/2/             0.79%/2/          0.47%/2/      102%
     1.70/4/      198,234       1.65          1.65              1.95                 1.17              0.87          195
     4.05/4/      118,851       1.77          1.77              2.00                 2.30              2.05          195
     8.89/4/        9,282       1.99          1.72              2.26                 4.05              3.78          168
     5.01/4/          807       3.69          1.77              3.97                 4.96              4.68          182
     2.65/4/        1,570       3.47          1.77              3.72                 4.62              4.37          177

                                BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                  NET                       NET GAIN                                          NET
                                 ASSET                     (LOSS) ON      DISTRIBUTIONS   DISTRIBUTIONS      ASSET
                                 VALUE         NET        INVESTMENTS        FROM NET        FROM NET        VALUE
                               BEGINNING   INVESTMENT    (BOTH REALIZED     INVESTMENT       REALIZED       END OF
                               OF PERIOD     INCOME     AND UNREALIZED)      INCOME/7/        GAINS         PERIOD
                              =========== ============ ================= =============== =============== ============
--------------------------------------
Intermediate Government Bond Portfolio
--------------------------------------
Institutional Class
10/01/03 through 3/31/04 /10/ $   10.63   $   (0.02)      $   0.20        $   (0.23)       $      -      $   10.58
9/30/03                           10.82        0.48          (0.15)           (0.52)              -          10.63
9/30/02                           10.55        0.54           0.27            (0.54)              -          10.82
9/30/01                            9.91        0.61           0.63            (0.60)              -          10.55
9/30/00                            9.89        0.61           0.01            (0.59)          (0.01)          9.91
9/30/99                           10.48        0.59          (0.51)           (0.59)          (0.08)          9.89
Service Class
10/01/03 through 3/31/04 /10/ $   10.62   $   (0.02)      $   0.18        $   (0.21)       $      -      $   10.57
9/30/03                           10.81        0.44          (0.15)           (0.48)              -          10.62
9/30/02                           10.55        0.51           0.26            (0.51)              -          10.81
9/30/01                            9.91        0.58           0.63            (0.57)              -          10.55
9/30/00                            9.89        0.58           0.01            (0.56)          (0.01)          9.91
9/30/99                           10.48        0.56          (0.51)           (0.56)          (0.08)          9.89
Investor A Class
10/01/03 through 3/31/04 /10/ $   10.65   $   (0.02)      $   0.18        $   (0.20)       $      -      $   10.61
9/30/03                           10.84        0.43          (0.15)           (0.47)              -          10.65
9/30/02                           10.57        0.49           0.27            (0.49)              -          10.84
9/30/01                            9.91        0.56           0.65            (0.55)              -          10.57
9/30/00                            9.89        0.55           0.02            (0.54)          (0.01)          9.91
9/30/99                           10.48        0.54          (0.51)           (0.54)          (0.08)          9.89
Investor B Class
10/01/03 through 3/31/04 /10/ $   10.62   $   (0.02)      $   0.14        $   (0.16)       $      -      $   10.58
9/30/03                           10.82        0.34          (0.15)           (0.39)              -          10.62
9/30/02                           10.55        0.41           0.27            (0.41)              -          10.82
9/30/01                            9.91        0.48           0.64            (0.48)              -          10.55
9/30/00                            9.89        0.49           0.01            (0.47)          (0.01)          9.91
9/30/99                           10.48        0.46          (0.51)           (0.46)          (0.08)          9.89
Investor C Class
10/01/03 through 3/31/04 /10/ $   10.63   $   (0.02)      $   0.14        $   (0.16)       $      -      $   10.59
9/30/03                           10.83        0.34          (0.15)           (0.39)              -          10.63
9/30/02                           10.55        0.41           0.28            (0.41)              -          10.83
9/30/01                            9.91        0.48           0.64            (0.48)              -          10.55
9/30/00                            9.89        0.48           0.02            (0.47)          (0.01)          9.91
9/30/99                           10.48        0.46          (0.51)           (0.46)          (0.08)          9.89
---------------------------
Intermediate Bond Portfolio
---------------------------
BlackRock Class
10/01/03 through 3/31/04 /10/ $    9.89   $    0.19       $   0.04        $   (0.22)      $   (0.22)     $    9.68
9/30/03                            9.81        0.49           0.13            (0.52)          (0.02)          9.89
9/30/02                            9.72        0.56           0.17            (0.54)          (0.10)          9.81
9/30/01                            9.13        0.57           0.61            (0.59)              -           9.72
9/30/00                            9.10        0.58           0.03            (0.58)              -           9.13
9/30/99                            9.67        0.58          (0.47)           (0.58)          (0.10)          9.10
Institutional Class
10/01/03 through 3/31/04 /10/ $    9.89   $    0.18       $   0.03        $   (0.21)      $   (0.22)     $    9.67
9/30/03                            9.81        0.48           0.13            (0.51)          (0.02)          9.89
9/30/02                            9.71        0.55           0.18            (0.53)          (0.10)          9.81
9/30/01                            9.13        0.56           0.60            (0.58)              -           9.71
9/30/00                            9.10        0.58           0.02            (0.57)              -           9.13
9/30/99                            9.67        0.57          (0.47)           (0.57)          (0.10)          9.10
Service Class
10/01/03 through 3/31/04 /10/ $    9.89   $    0.17       $   0.04        $   (0.20)      $   (0.22)     $    9.68
9/30/03                            9.81        0.45           0.13            (0.48)          (0.02)          9.89
9/30/02                            9.71        0.52           0.18            (0.50)          (0.10)          9.81
9/30/01                            9.13        0.53           0.60            (0.55)              -           9.71
9/30/00                            9.10        0.55           0.02            (0.54)              -           9.13
9/30/99                            9.67        0.54          (0.47)           (0.54)          (0.10)          9.10

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                                                                  RATIO OF NET
                                               RATIO OF NET     RATIO OF TOTAL                     INVESTMENT
                    NET                        EXPENSES TO         EXPENSES       RATIO OF NET       INCOME
                   ASSETS    RATIO OF NET      AVERAGE NET        TO AVERAGE       INVESTMENT      TO AVERAGE
                   END OF     EXPENSES TO         ASSETS          NET ASSETS         INCOME        NET ASSETS   PORTFOLIO
     TOTAL         PERIOD     AVERAGE NET       (EXCLUDING        (EXCLUDING     TO AVERAGE NET    (EXCLUDING   TURNOVER
     RETURN        (000)        ASSETS      INTEREST EXPENSE)      WAIVERS)          ASSETS         WAIVERS)      RATE
=============== =========== ============== =================== ================ ================ ============= ==========
     1.69%       $ 228,885       0.60%/2/         0.60%/2/           0.84%/2/         3.86%/2/       3.62%/2/       81%
     3.09          230,610       0.60             0.60               0.85             4.46           4.21          143
     7.97          281,983       0.60             0.60               0.83             5.26           5.04          183
    12.90          309,383       1.33             0.60               1.54             5.97           5.75          157
     6.54          325,510       1.02             0.60               1.23             6.17           5.96          131
     0.75          388,917       0.81             0.60               1.02             5.77           5.56          191

     1.55%       $   1,434       0.90%/2/         0.90%/2/           1.14%/2/         3.57%/2/       3.33%/2/       81%
     2.79            1,447       0.90             0.90               1.15             4.17           3.92          143
     7.56            2,007       0.91             0.90               1.12             5.23           5.01          183
    12.56           32,336       1.56             0.90               1.78             5.65           5.43          157
     6.23           25,325       1.32             0.90               1.54             5.87           5.66          131
     0.45           26,687       1.11             0.90               1.32             5.47           5.26          191
     1.55%/3/    $  52,856       1.04%/2/         1.04%/2/           1.38%/2/         3.42%/2/       3.08%/2/      81%
     2.60/3/        54,693       1.07             1.07               1.32             3.94           3.70          143
     7.46/3/        52,507       1.08             1.07               1.30             4.71           4.49          183
    12.58/3/        14,033       1.64             1.04               1.85             5.29           5.08          157
     6.05/3/         9,262       1.47             1.08               1.69             5.66           5.45          131
     0.28/3/         7,239       1.25             1.06               1.46             5.29           5.08          191

     1.17%/4/    $  12,858       1.79%/2/         1.79%/2/           2.03%/2/         2.69%/2/       2.44%/2/       81%
     1.75/4/        12,312       1.82             1.82               2.06             3.17           2.92          143
     6.68/4/         8,197       1.81             1.81               2.04             3.88           3.66          183
    11.55/4/         3,518       2.34             1.81               2.56             4.67           4.46          157
     5.26/4/         1,398       2.24             1.81               2.45             4.96           4.75          131
    (0.47)/4/          809       1.97             1.80               2.19             4.57           4.34          191
     1.17%/4/    $  17,009       1.79%/2/         1.79%/2/           2.03%/2/         2.69%/2/       2.44%/2/       81%
     1.75/4/        18,028       1.82             1.82               2.06             3.08           2.84          143
     6.77/4/         7,389       1.81             1.81               2.03             3.81           3.59          183
    11.55/4/         1,677       2.24             1.77               2.45             4.57           4.36          157
     5.26/4/           598       2.23             1.81               2.44             4.87           4.66          131
    (0.47)/4/          468       2.00             1.81               2.22             4.56           4.34          191
     2.40%       $ 466,345       0.45%/2/         0.45%/2/           0.69%/2/         3.74%/2/       3.51%/2/       97%
     6.56          392,112       0.45             0.45               0.69             5.00           4.76          220
     7.87          371,857       0.48             0.45               0.81             5.82           5.50          239
    13.39          524,046       0.70             0.45               0.92             6.07           5.85          250
     7.05          152,412       1.24             0.45               1.59             6.58           6.23          199
     1.25           42,311       1.61             0.44               1.87             6.27           6.00          221

     2.22%       $ 377,927       0.60%/2/         0.60%/2/           0.81%/2/         3.60%/2/       3.39%/2/       97%
     6.40          371,079       0.61             0.60               0.84             4.88           4.66          220
     7.82          378,616       0.63             0.60               0.84             5.68           5.47          239
    13.11          502,749       0.95             0.60               1.16             6.02           5.82          250
     6.89          516,538       1.43             0.60               1.65             6.42           6.20          199
     1.10          476,236       1.74             0.60               1.96             6.12           5.90          221
     2.17%       $  71,932       0.90%/2/         0.90%/2/           1.11%/2/         3.29%/2/       3.08%/2/       97%
     6.08           56,632       0.89             0.89               1.11             4.52           4.30          220
     7.50           35,198       0.94             0.90               1.15             5.38           5.17          239
    12.77           35,351       1.21             0.90               1.41             5.69           5.48          250
     6.57           25,242       1.74             0.90               1.96             6.12           5.90          199
     0.80           24,299       2.05             0.90               2.26             5.81           5.60          221

                                BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                   NET                       NET GAIN                                         NET
                                  ASSET                     (LOSS) ON      DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                  VALUE         NET        INVESTMENTS        FROM NET        FROM NET       VALUE
                                BEGINNING   INVESTMENT    (BOTH REALIZED     INVESTMENT       REALIZED       END OF
                                OF PERIOD     INCOME     AND UNREALIZED)      INCOME/7/        GAINS         PERIOD
                               =========== ============ ================= =============== =============== ===========
Investor A Class
10/01/03 through 3/31/04 /10/   $   9.88     $   0.16       $   0.04        $   (0.19)      $   (0.22)     $   9.67
9/30/03                             9.81         0.44           0.13            (0.48)          (0.02)         9.88
9/30/02                             9.71         0.50           0.18            (0.48)          (0.10)         9.81
9/30/01                             9.12         0.52           0.61            (0.54)              -          9.71
9/30/00                             9.10         0.53           0.02            (0.53)              -          9.12
9/30/99                             9.67         0.52          (0.47)           (0.52)          (0.10)         9.10
Investor B Class
10/01/03 through 3/31/04 /10/   $   9.89     $   0.13       $   0.03        $   (0.16)      $   (0.22)     $   9.67
9/30/03                             9.81         0.37           0.13            (0.40)          (0.02)         9.89
9/30/02                             9.72         0.43           0.17            (0.41)          (0.10)         9.81
9/30/01                             9.13         0.45           0.61            (0.47)              -          9.72
9/30/00                             9.10         0.47           0.02            (0.46)              -          9.13
9/30/99                             9.67         0.45          (0.47)           (0.45)          (0.10)         9.10
Investor C Class
10/01/03 through 3/31/04 /10/   $   9.89     $   0.13       $   0.04        $   (0.16)      $   (0.22)     $   9.68
9/30/03                             9.82         0.36           0.13            (0.40)          (0.02)         9.89
9/30/02                             9.72         0.42           0.19            (0.41)          (0.10)         9.82
9/30/01                             9.14         0.45           0.60            (0.47)              -          9.72
9/30/00                             9.10         0.46           0.04            (0.46)              -          9.14
10/16/98 /1/ through 9/30/99        9.65         0.43          (0.45)           (0.43)          (0.10)         9.10
--------------------------------
Core Bond Total Return Portfolio
--------------------------------
BlackRock Class
10/01/03 through 3/31/04 /10/   $  10.03     $   0.21       $   0.04        $   (0.22)      $   (0.25)     $   9.81
9/30/03                            10.02         0.45           0.16            (0.55)          (0.05)        10.03
9/30/02                             9.98         0.55           0.19            (0.58)          (0.12)        10.02
9/30/01                             9.36         0.58           0.62            (0.58)              -          9.98
9/30/00                             9.31         0.61           0.05            (0.60)          (0.01)         9.36
9/30/99                            10.12         0.59          (0.60)           (0.58)          (0.22)         9.31
Institutional Class
10/01/03 through 3/31/04 /10/   $  10.01     $   0.19       $   0.06        $   (0.22)      $   (0.25)     $   9.79
9/30/03                            10.00         0.44           0.16            (0.54)          (0.05)        10.01
9/30/02                             9.98         0.54           0.17            (0.57)          (0.12)        10.00
9/30/01                             9.36         0.57           0.62            (0.57)              -          9.98
9/30/00                             9.31         0.60           0.05            (0.59)          (0.01)         9.36
9/30/99                            10.12         0.57          (0.59)           (0.57)          (0.22)         9.31
Service Class
10/01/03 through 3/31/04 /10/   $  10.01     $   0.17       $   0.06        $   (0.20)      $   (0.25)     $   9.79
9/30/03                             9.99         0.42           0.16            (0.51)          (0.05)        10.01
9/30/02                             9.98         0.53           0.14            (0.54)          (0.12)         9.99
9/30/01                             9.36         0.54           0.62            (0.54)              -          9.98
9/30/00                             9.31         0.57           0.05            (0.56)          (0.01)         9.36
9/30/99                            10.12         0.54          (0.59)           (0.54)          (0.22)         9.31
Investor A Class
10/01/03 through 3/31/04 /10/   $  10.01     $   0.17       $   0.06        $   (0.20)      $   (0.25)     $   9.79
9/30/03                            10.00         0.40           0.16            (0.50)          (0.05)        10.01
9/30/02                             9.99         0.48           0.17            (0.52)          (0.12)        10.00
9/30/01                             9.36         0.52           0.63            (0.52)              -          9.99
9/30/00                             9.31         0.55           0.05            (0.54)          (0.01)         9.36
9/30/99                            10.12         0.53          (0.60)           (0.52)          (0.22)         9.31
Investor B Class
10/01/03 through 3/31/04 /10/   $  10.01     $   0.14       $   0.05        $   (0.16)      $   (0.25)     $   9.79
9/30/03                            10.00         0.33           0.16            (0.43)          (0.05)        10.01
9/30/02                             9.98         0.42           0.17            (0.45)          (0.12)        10.00
9/30/01                             9.35         0.46           0.62            (0.45)              -          9.98
9/30/00                             9.31         0.48           0.04            (0.47)          (0.01)         9.35
9/30/99                            10.12         0.46          (0.60)           (0.45)          (0.22)         9.31
Investor C Class
10/01/03 through 3/31/04 /10/   $  10.02     $   0.14       $   0.05        $   (0.16)      $   (0.25)     $   9.80
9/30/03                            10.01         0.33           0.16            (0.43)          (0.05)        10.02
9/30/02                             9.99         0.42           0.17            (0.45)          (0.12)        10.01
9/30/01                             9.35         0.46           0.63            (0.45)              -          9.99
9/30/00                             9.31         0.47           0.05            (0.47)          (0.01)         9.35
9/30/99                            10.12         0.47          (0.61)           (0.45)          (0.22)         9.31

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                                              RATIO OF NET                                    RATIO OF NET
                                              EXPENSES TO   RATIO OF TOTAL                     INVESTMENT
                     NET                      AVERAGE NET      EXPENSES       RATIO OF NET       INCOME
                   ASSETS      RATIO OF NET      ASSETS       TO AVERAGE       INVESTMENT      TO AVERAGE
                   END OF       EXPENSES TO    (EXCLUDING     NET ASSETS         INCOME        NET ASSETS    PORTFOLIO
     TOTAL         PERIOD       AVERAGE NET     INTEREST      (EXCLUDING     TO AVERAGE NET    (EXCLUDING    TURNOVER
    RETURN          (000)         ASSETS        EXPENSE)       WAIVERS)          ASSETS         WAIVERS)       RATE
============== ============== ============== ============= ================ ================ ============== ==========
      2.14%/3/  $    44,142        0.95%/2/      0.95%/2/        1.35%/2/         3.24%/2/        2.85%/2/       97%
      5.92/3/        38,547        0.94          0.94            1.21             4.46            4.19          220
      7.32/3/        26,805        1.12          1.07            1.33             5.22            5.01          239
     12.58/3/         7,106        1.33          1.06            1.54             5.44            5.24          250
      6.27/3/         3,398        1.95          1.08            2.16             5.98            5.76          199
      0.62/3/         2,387        2.21          1.08            2.43             5.70            5.49          221

      1.66%/4/  $    14,682        1.70%/2/      1.70%/2/        2.00%/2/         2.49%/2/        2.19%/2/       97%
      5.24/4/        12,850        1.69          1.69            1.96             3.67            3.40          220
      6.41/4/         6,291        1.86          1.81            2.07             4.45            4.24          239
     11.87/4/         2,933        2.05          1.80            2.25             4.67            4.47          250
      5.60/4/         1,071        2.66          1.82            2.87             5.19            4.97          199
     (0.13)/4/        1,010        2.81          1.79            3.02             4.89            4.68          221

      1.76%/4/  $    16,262        1.70%/2/      1.70%/2/        1.99%/2/         2.48%/2/        2.18%/2/       97%
      5.13/4/        13,046        1.68          1.68            1.95             3.58            3.32          220
      6.52/4/         3,950        1.85          1.80            2.06             4.39            4.18          239
     11.74/4/           885        2.11          1.81            2.31             4.73            4.53          250
      5.71/4/           475        2.71          1.82            2.92             5.20            4.98          199
     (0.18)/4/          420        2.81/2/       1.82/2/         3.02/2/          4.99/2/         4.77/2/       221

      2.62%     $ 1,346,602        0.40%/2/      0.40%/2/        0.63%/2/         3.90%/2/        3.67%/2/      158%
      6.33        1,035,461        0.40          0.40            0.65             4.50            4.26          659/11/
      7.74          763,736        0.46          0.40            0.79             5.58            5.24          359
     13.21          530,153        0.47          0.40            0.72             6.02            5.78          304
      7.45          320,489        0.62          0.40            0.99             6.68            6.31          248
     (0.02)         160,791        0.79          0.40            1.07             6.13            5.85          328

      2.54%     $   886,750        0.55%/2/      0.55%/2/        0.76%/2/         3.76%/2/        3.55%/2/      158%
      6.19          907,864        0.55          0.55            0.78             4.43            4.20          659/11/
      7.36          918,935        0.60          0.55            0.82             5.46            5.24          359
     13.04        1,088,073        0.63          0.55            0.85             5.90            5.67          304
      7.29        1,051,089        0.78          0.55            1.02             6.51            6.27          248
     (0.17)         712,529        0.93          0.55            1.19             5.94            5.68          328

      2.39%     $   146,756        0.85%/2/      0.85%/2/        1.06%/2/         3.46%/2/        3.25%/2/      158%
      5.98          139,499        0.85          0.85            1.08             4.08            3.85          659/11/
      6.94          115,774        0.91          0.85            1.13             5.17            4.95          359
     12.71          112,748        0.91          0.85            1.13             5.55            5.33          304
      6.98           59,334        1.11          0.85            1.35             6.19            5.95          248
     (0.47)          65,758        1.23          0.86            1.48             5.63            5.37          328

      2.36%/3/  $   138,350        0.90%/2/      0.90%/2/        1.30%/2/         3.41%/2/        3.01%/2/      158%
      5.81/3/       113,190        0.90          0.90            1.25             4.01            3.66          659/11/
      6.75/3/        90,460        1.08          1.02            1.30             4.99            4.77          359
     12.63/3/        22,123        1.07          1.02            1.28             5.33            5.12          304
      5.89/3/         6,977        1.27          1.02            1.51             5.98            5.74          248
     (0.64)/3/        6,776        1.41          1.03            1.66             5.48            5.23          328

      1.98%/4/  $    63,893        1.65%/2/      1.65%/2/        1.95%/2/         2.66%/2/        2.36%/2/      158%
      5.03/4/        70,550        1.65          1.65            2.00             3.26            2.91          659/11/
      6.06/4/        56,047        1.83          1.76            2.04             4.24            4.02          359
     11.69/4/        36,314        1.81          1.75            2.02             4.60            4.39          304
      5.89/4/        12,189        2.04          1.77            2.28             5.26            5.02          248
     (1.38)/4/       14,383        2.15          1.77            2.41             4.72            4.47          328

      1.98%/4/  $    95,333        1.64%/2/      1.64%/2/        1.94%/2/         2.64%/2/        2.34%/2/      158%
      5.02/4/        81,478        1.65          1.65            2.00             3.22            2.87          659/11/
      6.06/4/        47,326        1.82          1.76            2.04             4.24            4.02          359
     11.80/4/        21,678        1.79          1.75            2.00             4.56            4.35          304
      6.00/4/         2,911        2.07          1.77            2.31             5.20            4.96          248
     (1.38)/4/        6,762        2.16          1.76            2.40             4.81            4.56          328

                                BLACKROCK FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                      NET                     NET GAIN                                                      NET
                                     ASSET                   (LOSS) ON     DISTRIBUTIONS                 DISTRIBUTIONS     ASSET
                                     VALUE        NET       INVESTMENTS       FROM NET    DISTRIBUTIONS     FROM NET       VALUE
                                   BEGINNING  INVESTMENT   (BOTH REALIZED    INVESTMENT        FROM         REALIZED      END OF
                                   OF PERIOD    INCOME    AND UNREALIZED)      INCOME        CAPITAL         GAINS        PERIOD
                                   =========  ==========  ===============  =============  =============  =============  =========
--------------------------------
Core PLUS Total Return Portfolio
--------------------------------
BlackRock Class
10/01/03 through 3/31/04 /10/      $   10.46  $   0.19       $   0.07       $   (0.19)      $      -      $   (0.13)    $   10.40
9/30/03                                10.31      0.42           0.29           (0.50)             -          (0.06)        10.46
12/7/01 /1/ through 9/30/02            10.00      0.40           0.32           (0.41)             -              -         10.31
Institutional Class
10/01/03 through 3/31/04 /10/      $   10.46  $   0.19       $   0.05       $   (0.19)      $      -      $   (0.13)    $   10.38
9/30/03                                10.31      0.40           0.29           (0.48)             -          (0.06)        10.46
12/7/01 /1/ through 9/30/02            10.00      0.24           0.47           (0.40)             -              -         10.31
Service Class
10/01/03 through 3/31/04 /10/      $   10.46  $   0.16       $   0.13       $   (0.17)      $      -      $   (0.13)    $   10.45
9/30/03                                10.31      0.37           0.29           (0.45)             -          (0.06)        10.46
12/7/01 /1/ through 9/30/02            10.00      0.23           0.48           (0.40)             -              -         10.31
Investor A Class
10/01/03 through 3/31/04 /10/      $   10.46  $   0.16       $   0.08       $   (0.17)      $      -      $   (0.13)    $   10.40
9/30/03                                10.31      0.37           0.29           (0.45)             -          (0.06)        10.46
12/7/01 /1/ through 9/30/02            10.00      0.08           0.59           (0.36)             -              -         10.31
Investor B Class
10/01/03 through 3/31/04 /10/      $   10.46  $   0.11       $   0.09       $   (0.13)      $      -      $   (0.13)    $   10.40
9/30/03                                10.31      0.29           0.29           (0.37)             -          (0.06)        10.46
12/7/01 /1/ through 9/30/02            10.00      0.43           0.21           (0.33)             -              -         10.31
Investor C Class
10/01/03 through 3/31/04 /10/      $   10.46  $   0.09       $   0.09       $   (0.13)      $      -      $   (0.13)    $   10.38
9/30/03                                10.31      0.29           0.29           (0.37)             -          (0.06)        10.46
12/7/01 /1/ through 9/30/02            10.00      0.43           0.21           (0.33)             -              -         10.31
---------------------------
Government Income Portfolio
---------------------------
Blackrock Class
10/01/03 through 3/31/04 /10/      $   11.34  $   0.04       $   0.34       $   (0.25)      $      -      $   (0.16)    $   11.31
02/10/03 /1/ through 9/30/03           11.27      0.598         (0.18)          (0.34)             -              -         11.34
Investor A Class
10/01/03 through 3/31/04 /10/      $   11.33  $   (0.02)     $   0.37       $   (0.22)      $      -      $   (0.16)    $   11.30
9/30/03                                11.40      0.338          0.15           (0.46)             -          (0.09)        11.33
9/30/02                                10.99      0.438          0.76           (0.51)             -          (0.27)        11.40
9/30/01                                10.03      0.55           0.95           (0.54)             -              -         10.99
9/30/00                                 9.92      0.56           0.13           (0.54)         (0.04)             -         10.03
9/30/99                                10.84      0.55          (0.70)          (0.54)         (0.07)         (0.16)         9.92
Investor B Class
10/01/03 through 3/31/04 /10/      $   11.33  $   (0.04)     $   0.34       $   (0.17)      $      -      $   (0.16)    $   11.30
9/30/03                                11.40      0.298          0.11           (0.38)             -          (0.09)        11.33
9/30/02                                10.98      0.378          0.75           (0.43)             -          (0.27)        11.40
9/30/01                                10.03      0.47           0.94           (0.46)             -              -         10.98
9/30/00                                 9.92      0.49           0.13           (0.47)         (0.04)             -         10.03
9/30/99                                10.84      0.47          (0.70)          (0.46)         (0.07)         (0.16)         9.92
Investor C Class
10/01/03 through 3/31/04 /10/      $   11.31  $   (0.04)     $   0.34       $   (0.17)      $      -      $   (0.16)    $   11.28
9/30/03                                11.38      0.298          0.11           (0.38)             -          (0.09)        11.31
9/30/02                                10.97      0.348          0.77           (0.43)             -          (0.27)        11.38
9/30/01                                10.02      0.47           0.94           (0.46)             -              -         10.97
9/30/00                                 9.92      0.49           0.12           (0.47)         (0.04)             -         10.02
9/30/99                                10.84      0.47          (0.70)          (0.46)         (0.07)         (0.16)         9.92
--------------
GNMA Portfolio
--------------
BlackRock Class
10/01/03 through 3/31/04 /10/      $   10.02  $   0.468     $   (0.28)      $   (0.26)      $      -      $       -     $    9.94
12/19/02 /1/ through 9/30/03           10.27      0.41          (0.18)          (0.48)             -              -         10.02
Institutional Class
10/01/03 through 3/31/04 /10/      $   10.02  $   0.23      $       -       $   (0.30)      $      -      $       -     $    9.95
9/30/03                                10.23      0.46          (0.06)          (0.61)             -              -         10.02
9/30/02                                10.28      0.58           0.21           (0.63)             -          (0.21)        10.23
9/30/01                                 9.70      0.64           0.57           (0.63)             -              -         10.28
9/30/00                                 9.61      0.62           0.13           (0.64)             -          (0.02)         9.70
9/30/99                                10.11      0.61          (0.49)          (0.60)             -          (0.02)         9.61

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                                                                   RATIO OF NET
                                                RATIO OF NET     RATIO OF TOTAL                     INVESTMENT
                     NET                        EXPENSES TO         EXPENSES       RATIO OF NET       INCOME
                   ASSETS     RATIO OF NET      AVERAGE NET        TO AVERAGE       INVESTMENT      TO AVERAGE
                   END OF      EXPENSES TO         ASSETS          NET ASSETS         INCOME        NET ASSETS   PORTFOLIO
     TOTAL         PERIOD      AVERAGE NET       (EXCLUDING        (EXCLUDING     TO AVERAGE NET    (EXCLUDING   TURNOVER
     RETURN         (000)        ASSETS      INTEREST EXPENSE)      WAIVERS)          ASSETS         WAIVERS)      RATE
=============== ============ ============== =================== ================ ================ ============= ==========
     2.55%       $ 311,840        0.40%/2/         0.40%/2/           0.71%/2/         3.39%/2/       3.07%/2/       177%
     7.00          224,248        0.40             0.40               0.75             3.62           3.27         1,021/12/
     7.37           95,503        0.32/2/          0.32/2/            0.72/2/          3.94/2/        3.54/2/        330

     2.28%       $       -        0.55%/2/         0.55%/2/           0.86%/2/         3.24%/2/       2.92%/2/       177%
     6.84                -        0.55             0.55               0.90             3.47           3.12         1,021/12/
     7.21                -        0.52/2/          0.52/2/            0.93/2/          3.80/2/        3.38/2/        330

     2.82%       $       -        0.85%/2/         0.85%/2/           1.16%/2/         2.94%/2/       2.62%/2/       177%
     6.53                -        0.85             0.85               1.20             3.17           2.82         1,021/12/
     7.22                -        0.82/2/          0.82/2/            1.23/2/          3.50/2/        3.08           330

     2.30%/3/    $       9        0.86%/2/         0.86%/2/           1.32%/2/         2.93%/2/       2.47%/2/       177%
     6.47/3/             8        0.90             0.90               1.25             3.12           2.77         1,021/12/
     6.88/3/             2        0.99/2/          0.99/2/            1.40/2/          3.33/2/        2.91/2/        330

     1.92%/4/    $      76        1.65%/2/         1.65%/2/           2.03%/2/         2.16%/2/       1.78%/2/       177%
     5.684              80        1.65             1.65               2.00             2.37           2.02         1,021/12/
     6.464               -        1.74/2/          1.74/2/            2.15/2/          2.58/2/        2.16/2/        330

     1.73%/4/    $       -        1.65%/2/         1.65%/2/           2.03%/2/         2.16%/2/       1.78%/2/       177%
     5.68/4/             -        1.65             1.65               2.00             2.37           2.02         1,021/12/
     6.46/4/             -        1.74/2/          1.74/2/            2.15/2/          2.58/2/        2.16/2/        330

     3.43%       $   9,870        0.48%/2/         0.48%/2/           0.81%/2/         3.33%/2/       3.00%/2/       210%
     3.68                3        0.29/2/          0.29/2/            0.47/2/          2.88/2/        2.69/2/      1,981/13/

     3.11%/3/    $ 125,995        1.03%/2/         1.03%/2/           1.43%/2/         3.16%/2/       2.76%/2/       210%
     4.34/3/        86,559        1.07             1.07               1.34             2.98           2.71         1,981/13/
    11.47/3/        42,845        1.11             1.07               1.41             4.06           3.77           615
    15.36/3/        12,040        1.31             1.06               1.60             5.16           4.87           849
     7.27/3/         5,716        2.43             1.06               2.77             5.71           5.37           168
    (1.40)/3/        6,713        1.96             1.07               2.32             5.30           4.94           195

     2.73%/4/    $  51,212        1.79%/2/         1.79%/2/           2.09%/2/         2.48%/2/       2.18%/2/       210%
     3.56/4/        53,896        1.82             1.82               2.09             2.55           2.28         1,981/13/
    10.74/4/        48,240        1.87             1.82               2.17             3.49           3.20           615
    14.41/4/        29,936        2.10             1.82               2.39             4.52           4.23           849
     6.48/4/        24,608        3.25             1.82               3.60             5.05           4.71           168
    (2.14)4         34,753        2.72             1.81               3.08             4.55           4.19           195

     2.73%/4/    $  28,611        1.79%/2/         1.79%/2/           2.09%/2/         2.48%/2/       2.18%/2/       210%
     3.56/4/        29,537        1.82             1.82               2.09             2.54           2.27         1,981/13/
    10.66/4/        18,378        1.84             1.81               2.13             3.21           2.92           615
    14.42/4/         3,589        2.04             1.80               2.33             4.41           4.12           849
     6.38/4/         1,279        3.29             1.82               3.64             5.10           4.76           168
    (2.14)/4/        2,435        2.70             1.81               3.06             4.52           4.16           195

     2.32%       $  10,441        0.56%/2/         0.45%/2/           0.84%/2/         4.76%/2/       4.43%/2/       127%
     2.33           59,934        0.35/2/          0.35/2/            0.61/2/          3.21/2/        2.94/2/      1,365/14/

     2.35%       $ 164,491        0.70%/2/         0.60%/2/           1.02%/2/         4.76%/2/       4.45%/2/       127%
     4.00          172,358        0.64             0.60               0.95             4.77           4.46         1,365/14/
     8.03          183,328        0.95             0.60               1.24             5.62           5.33           401
    12.84          117,528        1.34             0.60               1.66             6.40           6.07           773
     7.58           95,108        1.49             0.60               1.84             6.52           6.16           184
     1.14          110,611        0.86             0.60               1.21             6.15           5.81           124

                                BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                    NET                       NET GAIN                                         NET
                                   ASSET                     (LOSS) ON      DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                   VALUE         NET        INVESTMENTS        FROM NET        FROM NET       VALUE
                                 BEGINNING   INVESTMENT    (BOTH REALIZED     INVESTMENT       REALIZED       END OF
                                 OF PERIOD     INCOME     AND UNREALIZED)      INCOME/7/        GAINS         PERIOD
                                =========== ============ ================= =============== =============== ===========
Service Class
10/01/03 through 3/31/04 /10/    $   10.01    $   0.24      $   (0.02)       $   (0.29)       $      -      $   9.94
9/30/03                              10.23        0.49          (0.13)           (0.58)              -         10.01
9/30/02                              10.29        0.55           0.20            (0.60)          (0.21)        10.23
9/30/01                               9.72        0.61           0.56            (0.60)              -         10.29
9/30/00                               9.61        0.58           0.16            (0.61)          (0.02)         9.72
9/30/99                              10.11        0.58          (0.49)           (0.57)          (0.02)         9.61
Investor A Class
10/01/03 through 3/31/04 /10/    $   10.06    $   0.22      $   (0.01)       $   (0.28)       $      -      $   9.99
9/30/03                              10.27        0.45          (0.10)           (0.56)              -         10.06
9/30/02                              10.32        0.51           0.23            (0.58)          (0.21)        10.27
9/30/01                               9.71        0.59           0.60            (0.58)              -         10.32
9/30/00                               9.61        0.56           0.15            (0.59)          (0.02)         9.71
9/30/99                              10.11        0.56          (0.49)           (0.55)          (0.02)         9.61
Investor B Class
10/01/03 through 3/31/04 /10/    $   10.03    $   0.18      $   (0.01)       $   (0.24)       $      -      $   9.96
9/30/03                              10.24        0.37          (0.10)           (0.48)              -         10.03
9/30/02                              10.29        0.45           0.21            (0.50)          (0.21)        10.24
9/30/01                               9.71        0.51           0.58            (0.51)              -         10.29
9/30/00                               9.61        0.49           0.15            (0.52)          (0.02)         9.71
9/30/99                              10.11        0.48          (0.49)           (0.47)          (0.02)         9.61
Investor C Class
10/01/03 through 3/31/04 /10/    $   10.01    $   0.18      $   (0.01)       $   (0.24)       $      -      $   9.94
9/30/03                              10.23        0.37          (0.11)           (0.48)              -         10.01
9/30/02                              10.27        0.44           0.23            (0.50)          (0.21)        10.23
9/30/01                               9.68        0.51           0.59            (0.51)              -         10.27
9/30/00                               9.61        0.50           0.11            (0.52)          (0.02)         9.68
9/30/99                              10.11        0.48          (0.49)           (0.47)          (0.02)         9.61
------------------------
Managed Income Portfolio
------------------------
Institutional Class
10/01/03 through 3/31/04 /10/    $   10.80    $   0.22      $    0.04        $   (0.27)      $   (0.28)     $  10.51
9/30/03                              10.71        0.55           0.17            (0.63)              -         10.80
9/30/02                              10.60        0.60           0.10            (0.59)              -         10.71
9/30/01                               9.92        0.61           0.68            (0.61)              -         10.60
9/30/00                               9.92        0.62           0.02            (0.62)          (0.02)         9.92
9/30/99                              10.64        0.62          (0.57)           (0.62)          (0.15)         9.92
Service Class
10/01/03 through 3/31/04 /10/    $   10.80    $   0.21      $    0.04        $   (0.26)      $   (0.28)     $  10.51
9/30/03                              10.71        0.54           0.15            (0.60)              -         10.80
9/30/02                              10.60        0.58           0.09            (0.56)              -         10.71
9/30/01                               9.92        0.58           0.68            (0.58)              -         10.60
9/30/00                               9.92        0.60           0.01            (0.59)          (0.02)         9.92
9/30/99                              10.64        0.59          (0.57)           (0.59)          (0.15)         9.92
Investor A Class
10/01/03 through 3/31/04 /10/    $   10.80    $   0.20      $    0.04        $   (0.25)      $   (0.28)     $  10.51
9/30/03                              10.71        0.50           0.17            (0.58)              -         10.80
9/30/02                              10.60        0.54           0.11            (0.54)              -         10.71
9/30/01                               9.92        0.56           0.68            (0.56)              -         10.60
9/30/00                               9.92        0.59           0.01            (0.58)          (0.02)         9.92
9/30/99                              10.64        0.58          (0.57)           (0.58)          (0.15)         9.92
Investor B Class
10/01/03 through 3/31/04 /10/    $   10.80    $   0.17      $    0.03        $   (0.21)      $   (0.28)     $  10.51
9/30/03                              10.71        0.41           0.18            (0.50)              -         10.80
9/30/02                              10.60        0.47           0.10            (0.46)              -         10.71
9/30/01                               9.92        0.49           0.68            (0.49)              -         10.60
9/30/00                               9.92        0.51           0.02            (0.51)          (0.02)         9.92
9/30/99                              10.64        0.50          (0.57)           (0.50)          (0.15)         9.92
Investor C Class
10/01/03 through 3/31/04 /10/    $   10.78    $   0.17      $    0.03        $   (0.21)      $   (0.28)     $  10.49
9/30/03                              10.68        0.41           0.19            (0.50)              -         10.78
9/30/02                              10.57        0.47           0.10            (0.46)              -         10.68
9/30/01                               9.91        0.49           0.66            (0.49)              -         10.57
11/22/99 /6/ through 9/30/00          9.92        0.44          (0.02)           (0.43)              -          9.91
5/19/99 /1/ through 9/30/99          10.14        0.08          (0.22)           (0.08)              -          9.92

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                                           RATIO OF NET                                    RATIO OF NET
                                           EXPENSES TO   RATIO OF TOTAL                     INVESTMENT
                   NET                     AVERAGE NET      EXPENSES       RATIO OF NET       INCOME
                 ASSETS     RATIO OF NET      ASSETS       TO AVERAGE       INVESTMENT      TO AVERAGE
                 END OF      EXPENSES TO    (EXCLUDING     NET ASSETS          NCOME        NET ASSETS    PORTFOLIO
    TOTAL        PERIOD      AVERAGE NET     INTEREST      (EXCLUDING     TO AVERAGE NET    (EXCLUDING    TURNOVER
    RETURN        (000)        ASSETS        EXPENSE)       WAIVERS)          ASSETS         WAIVERS)       RATE
============= ============ ============== ============= ================ ================ ============== ==========
     2.19%     $    1,991       1.00%/2/      0.89%/2/        1.32%/2/         4.43%/2/        4.11%/2/       127%
     3.58           1,554       0.93          0.90            1.25             4.59            4.28         1,365/14/
     7.61           1,069       1.14          0.90            1.44             5.01            4.71           401
    12.38             224       1.59          0.90            1.92             6.07            5.75           773
     7.47             197       1.78          0.90            2.15             6.17            5.81           184
     0.84              97       1.31          0.88            1.64             6.12            5.79           124

     2.10%/3/  $   19,793       1.14%/2/      1.03%/2/        1.55%/2/         4.29%/2/        3.87%/2/       127%
     3.50/3/       18,978       1.11          1.07            1.42             4.15            3.84         1,365/14/
     7.50/3/       13,620       1.36          1.07            1.65             4.81            4.52           401
    12.74/3/        3,672       1.81          1.07            2.13             5.87            5.55           773
     7.18/3/        1,882       1.98          1.08            2.33             6.06            5.70           184
     0.67/3/        1,106       1.37          1.08            1.69             5.76            5.44           124

     1.72%/4/    $ 31,909       1.89%/2/      1.79%/2/        2.20%/2/         3.55%/2/        3.24%/2/       127%
     2.74/4/       32,486       1.85          1.82            2.16             3.44            3.13         1,365/14/
     6.72/4/       23,928       2.07          1.80            2.36             4.07            3.78           401
    11.48/4/        4,936       2.53          1.77            2.83             4.77            4.46           773
     6.39/4/          335       2.71          1.81            3.06             5.24            4.89           184
    (0.09)/4/         229       2.08          1.81            2.43             4.94            4.59           124

     1.73%/4/  $   49,743       1.89%/2/      1.79%/2/        2.20%/2/         3.55%/2/        3.24%/2/       127%
     2.64/4/       51,109       1.85          1.82            2.16             3.44            3.13         1,365/14/
     6.84/4/       36,220       1.94          1.79            2.23             3.77            3.48           401
    11.62/4/        1,225       2.48          1.75            2.79             4.64            4.33           773
     6.39/4/           29       2.69          1.81            3.04             5.33            4.98           184
    (0.09)/4/          24       2.16          1.71            2.50             5.15            4.81           124

     2.53%     $  762,643       0.65%/2/      0.65%/2/        0.82%/2/         4.26%/2/        4.09%/2/       117%
     6.91         810,453       0.65          0.65            0.82             5.09            4.92           613/15/
     6.82         924,211       0.75          0.65            0.90             5.67            5.54           290
    13.39       1,042,238       1.07          0.65            1.19             5.98            5.86           262
     6.84       1,158,375       1.30          0.65            1.41             6.44            6.33           205
     0.57       1,252,991       1.45          0.65            1.57             6.11            5.99           239

     2.38%     $   84,913       0.95%/2/      0.95%/2/        1.12%/2/         3.96%/2/        3.79%/2/       117%
     6.58          92,336       0.95          0.95            1.13             4.77            4.59           613/15/
     6.50         137,084       1.06          0.95            1.19             5.34            5.21           290
    13.05         238,117       1.37          0.95            1.48             5.68            5.56           262
     6.52         284,075       1.59          0.95            1.70             6.15            6.04           205
     0.26         270,943       1.76          0.95            1.88             5.81            5.69           239

     2.29%/3/  $   42,533       1.09%/2/      1.09%/2/        1.36%/2/         3.83%/2/        3.56%/2/       117%
     6.41/3/       49,870       1.13          1.12            1.30             4.59            4.42           613/15/
     6.32/3/       52,794       1.23          1.12            1.38             5.19            5.05           290
    12.86/3/       20,196       1.50          1.13            1.61             5.46            5.34           262
     6.35/3/       16,936       1.77          1.12            1.89             6.03            5.92           205
     0.09/3/       15,092       1.93          1.12            2.04             5.62            5.50           239

     1.91%/4/  $   10,089       1.84%/2/      1.84%/2/        2.00%/2/         3.08%/2/        2.91%/2/       117%
     5.61/4/       10,425       1.87          1.87            2.05             3.82            3.65           613/15/
     5.53/4/        9,582       1.99          1.87            2.11             4.47            4.34           290
    12.03/4/        7,981       2.21          1.87            2.33             4.70            4.59           262
     5.56/4/        4,831       2.53          1.87            2.64             5.23            5.12           205
    (0.66)/4/       5,818       2.68          1.87            2.80             4.88            4.77           239

     1.91%/4/  $      840       1.84%/2/      1.84%/2/        2.00%/2/         3.07%/2/        2.91%/2/       117%
     5.73/4/          763       1.87          1.87            2.05             3.79            3.62           613/15/
     5.54/4/          554       2.00          1.87            2.14             4.49            4.35           290
    11.84/4/          345       2.03          1.86            2.14             4.59            4.48           262
     4.91/4/           31       2.36/2/       1.78/2/         2.47/2/          5.25/2/         5.14/2/        205
     0.00              -5       2.53/2/       1.79/2/         2.64/2/          4.93/2/         4.82/2/        239

                                                                              87

                                BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                  NET                       NET GAIN                                                         NET
                                 ASSET                     (LOSS) ON       DISTRIBUTIONS                   DISTRIBUTIONS    ASSET
                                 VALUE         NET        INVESTMENTS         FROM NET     DISTRIBUTIONS      FROM NET      VALUE
                               BEGINNING   INVESTMENT    (BOTH REALIZED      INVESTMENT         FROM          REALIZED      END OF
                               OF PERIOD     INCOME     AND UNREALIZED)       INCOME/7/       CAPITAL          GAINS        PERIOD
                              =========== ============ =================  =============== =============== =============== ==========
----------------------------
International Bond Portfolio
----------------------------
Institutional Class
10/01/03 through 3/31/04 /10/  $  11.07     $  0.13/8/      $  0.71         $   (0.22)       $      -        $      -      $  11.69
9/30/03                           10.54        0.29/8/         0.81             (0.33)          (0.17)          (0.07)        11.07
9/30/02                           10.53        0.42/8/         0.17             (0.58)              -               -         10.54
9/30/01                           10.69        0.55            0.68             (1.39)              -               -         10.53
9/30/00                           10.81        0.49            0.23             (0.52)              -           (0.32)        10.69
9/30/99                           11.24        0.30           (0.09)            (0.64)              -               -         10.81
Service Class
10/01/03 through 3/31/04 /10/  $  11.08     $  0.12/8/      $  0.71         $   (0.21)       $      -        $      -      $  11.70
9/30/03                           10.54        0.26/8/         0.81             (0.29)          (0.17)          (0.07)        11.08
9/30/02                           10.53        0.37/8/         0.19             (0.55)              -               -         10.54
9/30/01                           10.69        0.50            0.70             (1.36)              -               -         10.53
9/30/00                           10.81        0.46            0.23             (0.49)              -           (0.32)        10.69
9/30/99                           11.24        0.24           (0.06)            (0.61)              -               -         10.81
Investor A Class
10/01/03 through 3/31/04 /10/  $  11.07     $  0.11/8/      $  0.71         $   (0.20)       $      -        $      -      $  11.69
9/30/03                           10.54        0.24/8/         0.81             (0.28)          (0.17)          (0.07)        11.07
9/30/02                           10.53        0.35/8/         0.19             (0.53)              -               -         10.54
9/30/01                           10.69        0.47            0.71             (1.34)              -               -         10.53
9/30/00                           10.81        0.46            0.21             (0.47)              -           (0.32)        10.69
9/30/99                           11.24        0.23           (0.07)            (0.59)              -               -         10.81
Investor B Class
10/01/03 through 3/31/04 /10/  $  11.07     $  0.07/8/      $  0.71         $   (0.15)       $      -        $      -      $  11.70
9/30/03                           10.54        0.16/8/         0.81             (0.20)          (0.17)          (0.07)        11.07
9/30/02                           10.53        0.27/8/         0.19             (0.45)              -               -         10.54
9/30/01                           10.69        0.39            0.71             (1.26)              -               -         10.53
9/30/00                           10.81        0.36            0.23             (0.39)              -           (0.32)        10.69
9/30/99                           11.24        0.13           (0.05)            (0.51)              -               -         10.81
Investor C Class
10/01/03 through 3/31/04 /10/  $  11.10     $  0.07/8/      $  0.70         $   (0.15)       $      -        $      -      $  11.72
9/30/03                           10.56        0.15/8/         0.83             (0.20)          (0.17)          (0.07)        11.10
9/30/02                           10.55        0.27/8/         0.19             (0.45)              -               -         10.56
9/30/01                           10.69        0.39            0.73             (1.26)              -               -         10.55
9/30/00                           10.81        0.35            0.24             (0.39)              -           (0.32)        10.69
9/30/99                           11.24        0.13           (0.05)            (0.51)              -               -         10.81
-------------------------
High Yield Bond Portfolio
-------------------------
BlackRock Class
10/01/03 through 3/31/04 /10/  $   7.74     $  0.33         $  0.35         $   (0.31)       $      -        $      -      $   8.11
9/30/03                            6.75        0.71            1.03             (0.75)              -               -          7.74
9/30/02                            7.39        0.85           (0.66)            (0.83)              -               -          6.75
9/30/01                            8.92        0.99           (1.45)            (1.07)              -               -          7.39
9/30/00                            9.73        1.14           (0.82)            (1.13)              -               -          8.92
11/19/98 /1/ through 9/30/99      10.00        0.90           (0.32)            (0.85)              -               -          9.73
Institutional Class
10/01/03 through 3/31/04 /10/  $   7.74     $  0.31         $  0.36         $   (0.30)       $      -        $      -      $   8.11
9/30/03                            6.75        0.73            1.00             (0.74)              -               -          7.74
9/30/02                            7.39        0.82           (0.64)            (0.82)              -               -          6.75
9/30/01                            8.92        0.94           (1.41)            (1.06)              -               -          7.39
9/30/00                            9.73        1.12           (0.82)            (1.11)              -               -          8.92
11/19/98 /1/ through 9/30/99      10.00        0.90           (0.31)            (0.86)              -               -          9.73
Service Class
10/01/03 through 3/31/04 /10/  $   7.74     $  0.31         $  0.35         $   (0.29)       $      -        $      -      $   8.11
9/30/03                            6.75        0.73            0.98             (0.72)              -               -          7.74
9/30/02                            7.39        0.86           (0.71)            (0.79)              -               -          6.75
9/30/01                            8.92        0.88           (1.38)            (1.03)              -               -          7.39
9/30/00                            9.73        1.08           (0.81)            (1.08)              -               -          8.92
11/19/98 /1/ through 9/30/99      10.00        0.85           (0.31)            (0.81)              -               -          9.73

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                 RATIO OF NET                                    RATIO OF NET
                                                 EXPENSES TO   RATIO OF TOTAL                     INVESTMENT
                         NET                     AVERAGE NET      EXPENSES       RATIO OF NET       INCOME
                        ASSETS    RATIO OF NET      ASSETS       TO AVERAGE       INVESTMENT      TO AVERAGE
                        END OF     EXPENSES TO    (EXCLUDING     NET ASSETS         INCOME        NET ASSETS    PORTFOLIO
        TOTAL           PERIOD     AVERAGE NET     INTEREST      (EXCLUDING     TO AVERAGE NET    (EXCLUDING    TURNOVER
       RETURN           (000)        ASSETS        EXPENSE)       WAIVERS)          ASSETS         WAIVERS)       RATE
==================== =========== ============== ============= ================ ================ ============== ==========
       7.67%/9/       $ 138,775       0.96%/2/      0.96%/2/        0.95%/2/         2.36%/2/        2.37%/2/      151%
      10.78              64,038       0.94          0.94            0.94             2.69            2.69          209
       5.79              35,425       1.05          0.90            1.05             3.89            3.89          206
      12.30              73,636       2.43          0.88            2.43             5.54            5.54          111
       7.04              69,172       1.38          0.92            1.38             4.69            4.69          266
       1.91              59,265       1.03          1.03            1.03             3.79            3.79          317

       7.51%/9/       $  77,063       1.25%/2/      1.25%/2/        1.25%/2/         2.08%/2/        2.08%/2/      151%
      10.55              48,584       1.24          1.24            1.24             2.41            2.41          209
       5.47              27,131       1.30          1.20            1.30             3.55            3.55          206
      11.97              11,045       2.74          1.20            2.74             5.08            5.08          111
       6.72               4,092       1.66          1.22            1.66             4.36            4.36          266
       1.60               3,730       1.33          1.33            1.33             3.50            3.50          317

       7.42%/3,9/     $ 116,109       1.38%/2/      1.38%/2/        1.48%/2/         1.93%/2/        1.83%/2/      151%
      10.27/3/           74,821       1.41          1.41            1.41             2.21            2.21          209
       5.29/3/           39,727       1.47          1.37            1.47             3.36            3.36          206
      11.79/3/           16,827       2.88          1.36            2.88             4.85            4.85          111
       6.54/3/            5,435       1.89          1.38            1.89             4.20            4.20          266
       1.43/3/            2,638       1.49          1.49            1.49             3.30            3.30          317

       7.11%/4,9/     $  16,649       2.14%/2/      2.14%/2/        2.14%/2/         1.20%/2/        1.20%/2/      151%
       9.45/4/           13,087       2.16          2.16            2.16             1.51            1.51          209
       4.51/4/           11,470       2.25          2.11            2.25             2.64            2.64          206
      10.96/4/            7,393       3.63          2.10            3.63             4.17            4.17          111
       5.74/4/            3,283       2.59          2.13            2.59             3.45            3.45          266
       0.67/4/            2,447       2.24          2.24            2.24             2.56            2.56          317

       7.01%/4,9/     $  32,756       2.13%/2/      2.13%/2/        2.13%/2/         1.16%/2/        1.17%/2/      151%
       9.53/4/           17,777       2.15          2.15            2.15             1.44            1.44          209
       4.50/4/            8,427       2.23          2.11            2.23             2.62            2.62          206
      11.15/4/            4,182       3.64          2.10            3.64             4.20            4.20          111
       5.74/4/            2,228       2.56          2.15            2.56             3.43            3.43          266
       0.67/4/            2,269       2.24          2.24            2.24             2.55            2.55          317

       8.86%/9/       $  96,351       0.56%/2/      0.55%/2/        0.72%/2/         7.84%/2/        7.68%/2/       79%
      27.17              57,207       0.61          0.55            0.77             9.83            9.67          212
       2.15              32,240       0.73          0.55            0.89            11.15           11.01          301
      (5.52)             27,766       0.84          0.55            1.10             5.54            5.29          331
       3.26                   -       1.21          0.55            0.90            11.38           11.11          235
       5.87                   -       0.33/2/       0.28/2/         0.41/2/         10.45/2/        10.38/2/       185

       8.78%/9/       $ 174,739       0.71%/2/      0.70%/2/        0.84%/2/         7.76%/2/        7.63%/2/       79%
      26.98             170,902       0.76          0.70            0.90             9.63            9.49          212
       2.00              94,065       0.87          0.70            1.01            10.94           10.80          301
      (5.66)             95,663       1.06          0.70            1.22            11.22           11.06          331
       3.11              72,839       1.24          0.70            1.41            11.95           11.78          235
       5.93              63,860       1.02/2/       0.71/2/         1.67/2/         10.49/2/         9.85/2/       185

       8.63%/9/       $ 113,971       1.01%/2/      1.00%/2/        1.14%/2/         7.43%/2/        7.30%/2/       79%
      26.61              85,247       1.06          1.00            1.20             9.31            9.17          212
       1.69              29,344       1.17          1.00            1.34            11.37           11.20          301
      (5.95)                  9       1.36          1.00            1.52            11.82           11.66          331
       2.80                  43       1.60          1.00            1.63            12.13           12.10          235
       5.47                   -       2.21/2/       1.59/2/         3.33/2/          9.93/2/         8.81/2/       185

                                BLACKROCK FUNDS

                        FINANCIAL HIGHLIGHTS (CONCLUDED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                        NET                       NET GAIN                                         NET
                                       ASSET                     (LOSS) ON      DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                       VALUE         NET        INVESTMENTS        FROM NET        FROM NET       VALUE
                                     BEGINNING   INVESTMENT    (BOTH REALIZED     INVESTMENT       REALIZED      END OF
                                     OF PERIOD     INCOME     AND UNREALIZED)     INCOME/7/          GAINS       PERIOD
                                    =========== ============ ================= =============== =============== ==========
     Investor A Class
     10/01/03 through 3/31/04 /10/    $  7.73      $  0.28         $  0.38         $  (0.28)        $  -        $  8.11
     9/30/03                             6.75         0.73            0.96            (0.71)           -           7.73
     9/30/02                             7.40         0.82           (0.69)           (0.78)           -           6.75
     9/30/01                             8.92         0.90           (1.40)           (1.02)           -           7.40
     9/30/00                             9.73         1.07           (0.81)           (1.07)           -           8.92
     11/19/98 through 9/30/99           10.00         0.86           (0.31)           (0.82)           -           9.73
     Investor B Class
     10/01/03 through 3/31/04 /10/    $  7.73      $  0.26         $  0.37         $  (0.25)         $ -        $  8.11
     9/30/03                             6.75         0.65            0.98            (0.65)           -           7.73
     9/30/02                             7.39         0.74           (0.66)           (0.72)           -           6.75
     9/30/01                             8.91         0.83           (1.40)           (0.95)           -           7.39
     9/30/00                             9.73         0.99           (0.81)           (1.00)           -           8.91
     11/19/98 /1/ through 9/30/99       10.00         0.79           (0.31)           (0.75)           -           9.73
     Investor C Class
     10/01/03 through 3/31/04 /10/    $  7.74      $  0.26         $  0.37         $  (0.25)         $ -        $  8.12
     9/30/03                             6.75         0.67            0.97            (0.65)           -           7.74
     9/30/02                             7.40         0.76           (0.69)           (0.72)           -           6.75
     9/30/01                             8.92         0.83           (1.40)           (0.95)           -           7.40
     9/30/00                             9.73         0.99           (0.80)           (1.00)           -           8.92
     11/19/98 /1/ through 9/30/99       10.00         0.78           (0.31)           (0.74)           -           9.73


    /1/ Commencement of operations of share class.

    /2/ Annualized.

    /3/ Sales load not reflected in total return.

    /4/ Contingent deferred sales load not reflected in total return.

    /5/ There were no Investor C shares outstanding as of September 30, 1999.

    /6/ Reissuance of shares.

    /7/ Certain prior year amounts were reclassified to conform to current year presentation.

    /8/ Calculated using the average shares outstanding method.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS




                                                 RATIO OF NET                                    RATIO OF NET
                                                 EXPENSES TO   RATIO OF TOTAL                     INVESTMENT
                         NET                     AVERAGE NET      EXPENSES       RATIO OF NET       INCOME
                       ASSETS     RATIO OF NET      ASSETS       TO AVERAGE       INVESTMENT      TO AVERAGE
                       END OF      EXPENSES TO    (EXCLUDING     NET ASSETS         INCOME        NET ASSETS    PORTFOLIO
       TOTAL           PERIOD      AVERAGE NET     INTEREST      (EXCLUDING     TO AVERAGE NET    (EXCLUDING    TURNOVER
       RETURN           (000)        ASSETS        EXPENSE)       WAIVERS)          ASSETS         WAIVERS)       RATE
=================== ============ ============== ============= ================ ================ ============== ==========
      8.68%/3,9/     $  72,456        1.15%/2/      1.14%/2/        1.38%/2/         7.38%/2/        7.15%/2/       79%
     26.25/3/           82,391        1.22          1.17            1.36             8.81            8.68          212
      1.38/3/           18,932        1.33          1.17            1.48            10.42           10.28          301
     (5.98)/3/           8,980        1.52          1.17            1.68            10.55           10.39          331
      2.63/3/            5,094        1.70          1.17            1.88            11.41           11.23          235
      5.50/3/            4,412        1.54/2/       1.15/2/         2.21/2/         10.17/2/         9.49/2/       185

      8.28%/4,9/     $ 111,171        1.89%/2/      1.88%/2/        2.03%/2/         6.59%/2/        6.45%/2/       79%
     25.34/4/          107,078        1.98          1.92            2.12             8.39            8.25          212
      0.75/4/           57,612        2.09          1.92            2.23             9.81            9.66          301
     (6.71)/4/          49,786        2.27          1.91            2.43            10.01            9.85          331
      1.74/4/           39,897        2.47          1.92            2.57            10.84           10.74          235
      4.78/4/           12,407        2.272         1.88/2/         2.94/2/          9.41/2/         8.73/2/       185
      8.27%/4,9/     $  78,413        1.89%/2/      1.88%/2/        2.03%/2/         6.58%/2/        6.44%/2/       79%
     25.48/4/           73,246        1.97          1.92            2.11             8.14            8.00          212
      0.61/4/           21,939        2.08          1.91            2.23             9.73            9.59          301
     (6.70)/4/          11,319        2.25          1.91            2.41             9.63            9.47          331
      1.86/4/            3,758        2.45          1.92            2.63            10.63           10.45          235
      4.69/4/            2,647        2.25/2/       1.88/2/         2.92/2/          9.36/2/         8.69/2/       185

   /9/  Redemption fee of 2.00% is reflected in total return calculations.

   /10/ Unaudited.

   /11/ Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 257%.

   /12/ Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 319%.

   /13/ Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 371%.

   /14/ Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.

   /15/ Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 206%.

                                BLACKROCK FUNDS

                         NOTES TO FINANCIAL STATEMENTS

   BlackRock FundsSM (the "Fund") was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 44 registered portfolios, eleven of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each portfolio of the Fund may offer as many as seven classes of shares. Shares of all classes of a Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them. The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.


           Portfolio                                         Share Classes
        --------------           ------------------------------------------------------------------------
                                        BlackRock             Institutional              Service
                                 -----------------------   ---------------------   ----------------------
                                 Contractual    Actual     Contractual    Actual   Contractual    Actual
                                     Fees       Fees(4)        Fees       Fees(4)     Fees(1)     Fees(4)
                                 -----------  ----------   -----------  ---------  -----------  ---------
 Enhanced Income                     None         None         None        None        0.30%       0.30%
 Low Duration Bond                   None         None         None        None        0.30%       0.30%
 Intermediate Government Bond        N/A          N/A          None        None        0.30%       0.30%
 Intermediate Bond                   None         None         None        None        0.30%       0.30%
 Core Bond Total Return              None         None         None        None        0.30%       0.30%
 Core PLUS Total Return              None         None         None        None        0.30%       0.30%
 Government Income                   None         None         N/A         N/A         N/A         N/A
 GNMA                                None         None         None        None        0.30%       0.30%
 Managed Income                      N/A          N/A          None        None        0.30%       0.30%
 International Bond                  N/A          N/A          None        None        0.30%       0.30%
 High Yield Bond                     None         None         None        None        0.30%       0.30%



           Portfolio                                        Share Classes
        --------------          -------------------------------------------------------------------------
                                      Investor A              Investor B               Investor C
                                ------------------------  ---------------------    ----------------------
                                 Contractual    Actual    Contractual    Actual    Contractual   Actual
                                    Fees(2)     Fees(4)      Fees(3)     Fees(4)     Fees(3)     Fees(4)
                                ------------  ----------  -----------  ---------  -----------  ----------
 Enhanced Income                     0.50%      0.40%        N/A         N/A          N/A          N/A
 Low Duration Bond                   0.50%      0.40%        1.15%       1.15%        1.15%        1.15%
 Intermediate Government Bond        0.50%      0.40%        1.15%       1.15%        1.15%        1.15%
 Intermediate Bond                   0.50%      0.40%        1.15%       1.15%        1.15%        1.15%
 Core Bond Total Return              0.50%      0.40%        1.15%       1.15%        1.15%        1.15%
 Core PLUS Total Return              0.50%      0.40%        1.15%       1.15%        1.15%        1.15%
 Government Income                   0.50%      0.40%        1.15%       1.15%        1.15%        1.15%
 GNMA                                0.50%      0.40%        1.15%       1.15%        1.15%        1.15%
 Managed Income                      0.50%      0.40%        1.15%       1.15%        1.15%        1.15%
 International Bond                  0.50%      0.40%        1.15%       1.15%        1.15%        1.15%
 High Yield Bond                     0.50%      0.40%        1.15%       1.15%        1.15%        1.15%

(1) - the maximum annual contractual fees are comprised of a .15% service fee and .15% shareholder processing fee.
(2) - the maximum annual contractual fees are comprised of a .10% distribution fee, .25% service fee and .15% shareholder processing fee.
(3) - the maximum annual contractual fees are comprised of a .75% distribution fee, .25% service fee and .15% shareholder processing fee.
(4) - the actual fees are as of March 31, 2004.

     In addition, for the period 10/01/03 through 12/31/03 BlackRock shares bore a Transfer Agent fee at an annual rate not to exceed .01%, Institutional and Service shares bore a Transfer Agent fee at an annual rate not to exceed ..03% and Investor A, Investor B and Investor C shares bore a Transfer Agent fee at an annual rate not to exceed .10% of the average daily net assets of such respective classes. Effective January 1, 2004, the BlackRock shares bear a Transfer Agent fee at an annual rate not to exceed .005% of the average daily net assets and each of the Institutional, Service, Investor A, Investor B and Investor C share classes bear a Tranfer Agent fee at an annual rate not to exceed .018% of the average daily net assets of such respective classes.

     For the period 10/01/03 through 12/31/03 PFPC has contractually agreed to waive fees otherwise due to it under the Company's Transfer Agency Agreement in an amount equal to 0.07% of average daily net assets attributable to Investor A, B and C shares of the Low Duration Bond, Intermediate Bond, Core Bond Total Return and Core PLUS Total Return Portfolios until February 1, 2004.

(A) Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from these estimates.

     Security Valuation - Valuation of securities held by each Bond Portfolio is as follows: fixed income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics under the supervision of the Board of Trustees; a

                                BLACKROCK FUNDS

portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and, the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity. Any securities that are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

     Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. As of March 31, 2004, there were four securities in the High Yield Bond Portfolio that were valued in accordance with such fair market value procedures. These securities had a total market value of $5,632,489 which represents 0.9% of the High Yield Bond Portfolio's net assets.

     Dividends to Shareholders - Dividends from net investment income are declared by each Portfolio each day on "settled" shares (i.e. shares for which the particular Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of each Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. Net realized capital gains, if any, are distributed at least annually.

     Foreign Currency Translation - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) Market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Portfolios isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     The Portfolios report certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     Forward Foreign Currency Contracts - Certain Portfolios may enter into forward foreign currency contracts as a hedge against either specific transactions or Portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolio's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The aggregate principal amounts of the contracts are not recorded as the Portfolios intend to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at March 31, 2004, the Portfolios are obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:


                                                                                                       UNREALIZED
                                                                                       VALUE AT          FOREIGN
 SETTLEMENT       CURRENCY                  CURRENCY                  CONTRACT         MARCH 31,        EXCHANGE
    DATE           AMOUNT                     SOLD                     AMOUNT            2004          GAIN/(LOSS)
------------   -------------   ---------------------------------   --------------   --------------   --------------
Low Duration Bond Portfolio
 04/15/04       253,683,649    Swedish Krone ...................   $ 35,228,947     $ 33,621,356       $1,607,591
 04/16/04       108,958,563    European Currency Unit ..........    137,990,039      133,988,186        4,001,853
 04/21/04        12,053,862    Canadian Dollar .................      9,334,961        9,182,432          152,529
 04/23/04        14,698,902    Great British Pound .............     26,797,571       27,020,239         (222,668)
                                                                   ------------     ------------       ----------
                                                                   $209,351,518     $203,812,213       $5,539,305
                                                                   ============     ============       ==========
Core Bond Total Return Portfolio
 04/15/04       181,442,286    Swedish Krone ...................   $ 25,196,818     $ 24,047,020       $1,149,798
 04/16/04       144,482,149    European Currency Unit ..........    182,681,345      177,672,144        5,009,201

                                BLACKROCK FUNDS

                                                                                                         UNREALIZED
                                                                                         VALUE AT          FOREIGN
 SETTLEMENT       CURRENCY                  CURRENCY                   CONTRACT         MARCH 31,         EXCHANGE
    DATE           AMOUNT                     SOLD                      AMOUNT             2004          GAIN/(LOSS)
------------   -------------   ---------------------------------   ---------------   ---------------   --------------
 04/21/04        42,643,995    Canadian Dollar .................      33,025,103        32,485,490          539,613
 04/23/04        19,684,645    Great British Pound .............      35,887,081        36,185,276         (298,195)
                                                                    ------------      ------------       ----------
                                                                    $276,790,347      $270,389,930       $6,400,417
                                                                    ============      ============       ==========
Core PLUS Total Return Portfolio
 04/15/04         8,632,185    Swedish Krone ...................    $  1,198,748      $  1,144,046       $   54,702
 04/16/04        23,738,918    European Currency Unit ..........      29,951,937        29,192,148          759,789
 04/21/04         4,134,778    Canadian Dollar .................       3,202,126         3,149,805           52,321
 04/23/04         2,014,964    Great British Pound .............       3,673,481         3,704,005          (30,524)
                                                                    ------------      ------------       ----------
                                                                    $ 38,026,292      $ 37,190,004       $  836,288
                                                                    ============      ============       ==========
Managed Income Portfolio
 04/15/04       105,228,052    Swedish Krone ...................    $ 14,612,977      $ 13,946,148       $  666,829
 04/16/04        50,575,628    European Currency Unit ..........      63,922,089        62,193,705        1,728,384
 04/21/04        17,520,378    Canadian Dollar .................      13,568,435        13,346,734          221,701
 04/23/04         6,974,874    Great British Pound .............      12,715,894        12,821,553         (105,659)
                                                                    ------------      ------------       ----------
                                                                    $104,819,395      $102,308,140       $2,511,255
                                                                    ============      ============       ==========
International Bond Portfolio
 04/06/04         2,370,334    European Currency Unit ..........    $  3,008,582      $  2,916,365       $   92,217
 04/06/04         1,595,000    Great British Pound .............       2,932,146         2,931,393              753
 04/06/04         4,556,604    New Zealand Dollar ..............       3,090,113         3,033,550           56,563
 04/15/04       174,629,909    Swedish Krone ...................      24,016,616        23,146,651          869,965
 04/16/04        57,900,000    European Currency Unit ..........      71,690,414        71,127,254          563,160
 04/19/04       504,000,000    Japanese Yen ....................       4,700,668         4,846,853         (146,185)
 04/20/04        12,000,000    New Zealand Dollar ..............       7,980,857         7,969,872           10,985
 04/21/04        16,489,280    Canadian Dollar .................      12,701,159        12,538,900          162,259
 04/22/04           250,000    Danish Krone ....................          41,709            41,239              470
 04/22/04       714,100,000    Hungarian Forint ................       3,310,711         3,504,554         (193,843)
 04/22/04        15,400,000    South African Rand ..............       2,277,601         2,433,667         (156,066)
 04/23/04         4,821,407    Australian Dollar ...............       3,701,876         3,671,719           30,157
 04/23/04        41,855,592    Great British Pound .............      75,841,796        76,791,076         (949,280)
                                                                    ------------      ------------       ----------
                                                                    $215,294,248      $214,953,093       $  341,155
                                                                    ============      ============       ==========

                                                                                                                  UNREALIZED
                                                                                                  VALUE AT         FOREIGN
           SETTLEMENT              CURRENCY                CURRENCY                CONTRACT       MARCH 31,       EXCHANGE
              DATE                  AMOUNT                  BOUGHT                  AMOUNT          2004         GAIN/(LOSS)
-------------------------------- ------------ --------------------------------- -------------- -------------- ----------------
Low Duration Bond Portfolio
 04/16/04                         44,743,205  European Currency Unit ..........  $56,273,216    $55,021,474     $ (1,251,742)
 04/23/04                            300,000  Great British Pound .............      548,100        551,475            3,375
                                                                                 -----------    -----------     ------------
                                                                                 $56,821,316    $55,572,949     $ (1,248,367)
                                                                                 ===========    ===========     ============
Core Bond Total Return Portfolio
 04/16/04                         29,471,533  European Currency Unit ..........  $36,898,504    $36,241,639     $   (656,865)
                                                                                 ===========    ===========     ============
Core PLUS Total Return Portfolio
 04/16/04                          9,382,565  European Currency Unit ..........  $11,751,891    $11,537,899     $   (213,992)
                                                                                 ===========    ===========     ============
Managed Income Portfolio
 04/16/04                         11,374,860  European Currency Unit ..........  $14,231,016    $13,987,857     $   (243,159)
                                                                                 ===========    ===========     ============

                                BLACKROCK FUNDS

                                                                                                              UNREALIZED
                                                                                             VALUE AT          FOREIGN
 SETTLEMENT         CURRENCY                    CURRENCY                   CONTRACT         MARCH 31,          EXCHANGE
    DATE             AMOUNT                      BOUGHT                     AMOUNT             2004          GAIN/(LOSS)
------------   -----------------   ---------------------------------   ---------------   ---------------   ---------------
International Bond Portfolio
 04/06/04            4,055,000     Australian Dollar ...............    $  3,090,112      $  3,095,798      $      5,686
 04/06/04            2,365,213     European Currency Unit ..........       2,932,147         2,910,064           (22,083)
 04/06/04            1,595,000     Great British Pound .............       3,008,582         2,931,393           (77,189)
 04/15/04           39,200,000     Swedish Krone ...................       5,369,318         5,195,838          (173,480)
 04/15/04           86,039,027     European Currency Unit ..........     107,546,612       105,694,105        (1,852,507)
 04/16/04          106,600,000     Japanese Yen ....................       1,002,813         1,025,148            22,335
 04/19/04       13,453,079,087     Japanese Yen ....................     126,455,828       129,375,189         2,919,361
 04/20/04            5,000,000     New Zealand Dollar ..............       3,287,500         3,320,780            33,280
 04/21/04            2,850,000     Canadian Dollar .................       2,126,459         2,167,218            40,759
 04/22/04           25,604,092     Danish Krone ....................       4,351,927         4,223,599          (128,328)
 04/22/04            4,600,000     Polish Zloty ....................       1,244,926         1,187,940           (56,986)
 04/22/04            4,900,000     South African Rand ..............         705,467           774,349            68,882
 04/23/04            4,700,000     Australian Dollar ...............       3,495,055         3,579,262            84,207
 04/23/04           21,275,000     Great British Pound .............      39,163,720        39,032,544          (131,176)
 04/23/04            4,268,000     Norwegian Krone .................         632,009           621,329           (10,680)
 04/23/04            4,033,000     Swiss Francs ....................       3,257,961         3,185,247           (72,714)
                                                                        ------------      ------------      ------------
                                                                        $307,670,436      $308,319,803      $    649,367
                                                                        ============      ============      ============

     Swap Agreements - The Portfolios may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

     At March 31, 2004, the following Portfolios had swap agreements outstanding:


                                                                                                         Unrealized
                                      Termination       Interest        Interest     Notional Amount    Appreciation
      Portfolio       Counter-party       Date      Receivable Rate   Payable Rate    (U.S. Dollars)   (Depreciation)
    -------------    --------------  -------------  ---------------   ------------   ---------------   ---------------
 Low Duration Bond   Union Bank of     8/14/2006          2.64%          1.12%/1/      $ 49,000,000     $  628,448
                     Switzerland
                     Goldman Sachs     2/2/2007           3.50%/2/       N/A /3/         90,000,000      1,278,000
                     Deutsche Bank    2/10/2007           2.68%          1.13%/1/        80,300,000        847,179
                     Deutsche Bank    3/11/2007           2.33%          1.11%/1/        57,925,000        (93,369)
 Intermediate        Union Bank of    8/14/2006           2.64%          1.12%/1/        10,000,000        128,255
 Government Bond     Switzerland
                     Goldman Sachs     2/2/2007           3.50%/2/       N/A /3/         16,000,000        227,200
                     Deutsche Bank    2/10/2007           2.68%          1.13%/1/        12,800,000        135,042
                     Deutsche Bank    3/11/2007           2.33%          1.11%/1/         9,300,000        (14,991)
                     Union Bank of    9/26/2008           3.52%          1.11%/1/         3,400,000         72,977
                     Switzerland
                     Deutsche Bank    8/15/2023           1.12%/1/       5.23%            4,000,000       (152,120)
                     Union Bank of   10/27/2024           N/A /4/        5.82%/5/         1,400,000       (118,850)
                     Switzerland

                                BLACKROCK FUNDS

                                                                                                         Unrealized
                                      Termination       Interest        Interest     Notional Amount    Appreciation
      Portfolio      Counter-party        Date      Receivable Rate   Payable Rate    (U.S. Dollars)   (Depreciation)
     -----------     --------------   -----------   ---------------   ------------   ---------------   --------------
 Intermediate Bond   Union Bank of      8/14/2006       2.64%            1.12%/1/      $ 26,000,000    $    333,462
                     Switzerland
                     Goldman Sachs       2/2/2007       3.50%/2/         N/A /3/        131,000,000       1,860,200
                     Deutsche Bank      2/10/2007       2.68%            1.13%/1/        38,600,000         407,237
                     Deutsche Bank      3/11/2007       2.33%            1.11%/1/        27,900,000         (44,972)
                     Union Bank of      9/26/2008       3.52%            1.11%/1/         7,600,000         163,124
                     Switzerland
                     Deutsche Bank      8/15/2023       1.12%/1/         5.23%           13,000,000        (494,390)
                     Union Bank of     10/27/2024       N/A /4/          5.82%/5/         4,000,000        (339,572)
                     Switzerland
 Core Bond           Union Bank of     8/14/2006        2.64%            1.12%/1/        66,500,000         852,894
 Total Return        Switzerland
                     Goldman Sachs      2/2/2007        3.50%/2/         N/A /3/        180,000,000       2,556,000
                     Deutsche Bank     3/11/2007        2.33%            1.11%/1/        79,150,000        (127,582)
                     Union Bank of     9/26/2008        3.52%            1.11%/1/        30,300,000         650,351
                     Switzerland
                     Morgan Stanley    2/17/2014        1.12%/1/         4.41%           34,300,000        (561,379)
                     Union Bank of     12/7/2015        N/A /6/          5.58%/7/        23,800,000      (1,034,705)
                     Switzerland
                     Deutsche Bank     8/15/2023        1.12%/1/         5.23%           27,000,000      (1,026,811)
                     Union Bank of     10/27/2024       N/A /4/          5.82%/5/        26,300,000      (2,232,688)
                     Switzerland
 Core PLUS           Morgan Stanley    2/19/2006        1.12%/1/         2.00%           12,000,000         (38,896)
 Total Return        Citibank          3/22/2006        1.11%/1/         1.84%           17,000,000           5,360
                     Union Bank of     8/14/2006        2.64%            1.12%/1/         5,000,000          64,127
                     Switzerland
                     Deutsche Bank     3/11/2007        2.33%            1.11%/1/         9,300,000         (14,991)
                     Union Bank of     9/26/2008        3.52%            1.11%/1/         2,300,000          49,367
                     Switzerland
                     Morgan Stanley    2/17/2014        1.12%/1/         4.41%            3,500,000         (57,284)
                     Union Bank of     12/7/2015        N/A /6/          5.58%/7/         2,300,000         (99,993)
                     Switzerland
                     Union Bank of     10/27/2024       N/A /4/          5.82%/5/         2,500,000        (212,233)
                     Switzerland
 Government          Deutsche Bank     6/24/2005        1.11%/1/         1.38%           45,000,000          26,994
 Income              Union Bank of     8/14/2006        2.64%            1.12%/1/         8,000,000         102,603
                     Switzerland
                     Union Bank of     10/27/2024       N/A /4/          5.82%/5/         1,900,000        (161,297)
                     Switzerland
 GNMA                Deutsche Bank     6/24/2005        1.11%/1/         1.38%           55,000,000          32,992
                     Union Bank of     8/14/2006        2.64%            1.12%/1/        10,000,000         128,255
                     Switzerland
                     Union Bank of     10/27/2024       N/A /4/          5.82%/5/         3,700,000        (314,104)
                     Switzerland
 Managed Income      Union Bank of     8/14/2006        2.64%            1.12%/1/        28,000,000         359,113
                     Switzerland
                     Goldman Sachs      2/2/2007        3.50%/2/         N/A /3/        110,000,000       1,562,000
                     Deutsche Bank     3/11/2007        2.33%            1.11%/1/        26,975,000         (43,481)
                     Union Bank of     9/26/2008        3.52%            1.11%/1/        13,300,000         285,468
                     Switzerland
                     Morgan Stanley    2/17/2014        1.12%/1/         4.41%           12,000,000        (196,401)
                     Union Bank of     12/7/2015        N/A /6/          5.58%/7/         9,400,000        (408,664)
                     Switzerland
                     Deutsche Bank     8/15/2023        1.12%/1/         5.23%           18,000,000        (684,541)
                     Union Bank of     10/27/2024       N/A /4/          5.82%/5/        10,600,000        (899,867)
                     Switzerland

                                BLACKROCK FUNDS


                                                                                                           Unrealized
                                        Termination        Interest        Interest     Notional Amount    Appreciation
      Portfolio        Counter-party        Date       Receivable Rate   Payable Rate    (U.S. Dollars)   (Depreciation)
     -----------      ---------------   ------------   ---------------   ------------   ---------------   --------------
 International Bond   Morgan Stanley      2/17/2014         1.12%/1/        4.41%         $ 4,100,000       $  (67,104)
                      Union Bank of      10/27/2024         N/A /4/         5.82%/5/        2,600,000         (220,722)
                      Switzerland
 High Yield           Morgan Stanley      6/20/2009         N/A /8/         1.51%           5,000,000           35,826

1 Rate shown is based on the 3 month LIBOR as of the most recent payment date.

2 Per the terms of the agreement, rate becomes effective 02/02/05.

3 Rate to be determined based on the 3 month LIBOR on 02/02/05.

4 Rate to be determined based on the 3 month LIBOR on 10/27/04.

5 Per the terms of the agreement, rate becomes effective 10/27/04.

6 Rate to be determined based on the 3 month LIBOR on 12/07/05.

7 Per the terms of the agreement, rate becomes effective 12/07/05.

8 Rate to be determined upon notice of event of default by Eastman Kodak
  Company on the 7.25% bond issue maturing 11/15/13.

     Security Transactions and Investment Income - Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

     Repurchase Agreements - Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     Reverse Repurchase Agreements - The Portfolios may enter into reverse repurchase agreements with qualified, third party brokers-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the statement of assets and liabilities. At the time the Portfolios enter into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.


                                                                   GNMA
                                                                PORTFOLIO
                                                            -----------------
    Average daily balance of reverse repurchase agreements
    outstanding during the period ended March 31, 2004 ....    $  25,913,327
    Weighted Average Interest Rate ........................             1.09%
    Maximum Amount of reverse repurchase agreements
    outstanding at any month-end during the period ended
    March 31, 20041 .......................................    $  52,166,918
    Percentage of total assets ............................            12.82%
    Amount of reverse repurchase agreements outstanding at
    March 31, 2004 ........................................    $  24,357,416
    Percentage of total assets ............................             5.25%

/1/ The maximum amount of reverse repurchase agreements outstanding at any month end occurred on January 31, 2004.

     Futures Transactions - The Portfolios use futures and options on futures contracts to manage the overall duration, yield curve, and convexity risk of their fixed income securities. Upon entering into a futures contract, the Portfolios are required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolios each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the

                                BLACKROCK FUNDS
closing transaction and the Portfolios' basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     Option Writing/Purchasing - The Portfolios may write or purchase financial options contracts for the purpose of hedging or earning additional income, which may be deemed speculative. When the Portfolios write or purchase an option, an amount equal to the premium received or paid by the Portfolios is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolios on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolios have realized a gain or a loss on investment transactions. The Portfolios as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Swaptions Writing - The Portfolios may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Portfolios represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

     When a Portfolio writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Assets and Liabilities or Statement of Net Assets. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Portfolio as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

     Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Portfolios enter into swaption contracts with counterparties whose creditworthiness has been approved by the Board of Trustees. The Portfolios bear the market risk arising from any change in index values or interest rates.

     Written or Purchased Option and Swaption transactions entered into during the six months ended March 31, 2004 are summarized as follows:


                                   INTERMEDIATE                                          CORE BOND
                                  GOVERNMENT BOND          INTERMEDIATE BOND            TOTAL RETURN
                               ---------------------   ------------------------- ---------------------------
                                NUMBER OF                NUMBER OF                 NUMBER OF
                                CONTRACTS    PREMIUM     CONTRACTS     PREMIUM     CONTRACTS      PREMIUM
                               ----------- ---------   ----------- ------------- ----------- ---------------
 Balance at 9/30/03 .........     2,300     $500,250       5,200     $1,131,000      20,964     $ 4,798,793
 Purchased ..................         -            -           -              -      (2,403)       (292,805)
 Written ....................       360      162,000       1,000        450,000      56,923      12,264,772
 Expired ....................         -            -           -              -        (264)       (296,543)
 Closed .....................         -            -           -              -           -         (71,324)
 Exercised ..................         -            -           -              -           -               -
                                  -----     --------       -----     ----------      ------     -----------
 Balance at 3/31/04 .........     2,660     $662,250       6,200     $1,581,000      75,220     $16,402,893
                                  =====     ========       =====     ==========      ======     ===========


                                 BLACKROCK FUNDS


                                        CORE PLUS
                                       TOTAL RETURN              GOVERNMENT INCOME                 GNMA
                               ---------------------------- --------------------------- ---------------------------
                                 NUMBER OF                   NUMBER OF                   NUMBER OF
                                 CONTRACTS      PREMIUM      CONTRACTS      PREMIUM      CONTRACTS      PREMIUM
                               ------------ --------------- ----------- --------------- ----------- ---------------
 Balance at 9/30/03 .........    1,620        $  370,465         (166)    $  (244,335)           -    $         -
 Purchased ..................     (155)          (18,891)      (2,347)     (2,338,944)     (11,554)    (2,434,439)
 Written ....................   23,135         1,991,955        2,818         426,080        5,560        841,607
 Expired ....................      (20)          (22,465)           -               -            -              -
 Closed .....................  (10,000)         (330,226)       2,077       2,390,674       10,860      2,144,530
 Exercised ..................        -                 -            -               -            -              -
                               -------        ----------        -----     -----------      -------    -----------
 Balance at 3/31/04 .........   14,580        $1,990,838        2,382     $   233,475        4,866    $   551,698
                               =======        ==========        =====     ===========      =======    ===========

                                     MANAGED INCOME             INTERNATIONAL BOND
                               ---------------------------- ------------------------
                                NUMBER OF                   NUMBER OF
                                CONTRACTS      PREMIUM      CONTRACTS     PREMIUM
                               ----------    -----------    ---------   ------------
 Balance at 9/30/03 .........    9,208        $2,100,563          -       $      -
 Purchased ..................     (663)          (80,742)         -              -
 Written ....................   22,523         4,869,333      3,640        552,714
 Expired ....................     (108)         (121,313)         -              -
 Closed .....................        -           (19,668)         -              -
 Exercised ..................        -                 -          -              -
                               -------        ----------     ------       --------
 Balance at 3/31/04 .........   30,960        $6,748,173      3,640       $552,714
                               =======        ==========     ======       ========

     TBA Purchase Commitments - The Portfolios may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

     Mortgage Dollar Rolls - The Portfolios may enter into mortgage dollar rolls (principally using TBA's) in which the Portfolios sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolios account for such dollar rolls as purchases and sales and receive compensation, in either "fee" or "drop", as consideration for entering into the commitment to repurchase. A Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

     In a "fee" roll, the compensation is recorded as deferred income and amortized to income over the roll period. In a "drop" roll, the compensation is paid via a lower price for the security upon its repurchase. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. A Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

     Financing Transactions - The Portfolios may enter into financing transactions consisting of a sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

     Securities Lending - Through an agreement with PFPC Trust Co. the Portfolios may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolios a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral at least equal to 102% of the market value of the securities on loan. Loans of foreign securities are secured by collateral at least equal to 105% of the market value of

                                BLACKROCK FUNDS
securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These may include the Institutional Money Market Trust (the "Trust"), a portfolio of money market securities advised by BlackRock Capital Management, Inc., or high-quality, short-term instruments with a maturity date not to exceed 397 days. At March 31, 2004, the market value of securities on loan, cash collateral invested in the Trust and total value of collateral held in connection with securities lending is summarized as follows:


                                               MARKET VALUE      MARKET VALUE OF         TOTAL MARKET
                                              OF SECURITIES      CASH COLLATERAL           VALUE OF
                                                 ON LOAN      INVESTED IN THE TRUST   COLLATERAL RECEIVED
                                             --------------- ----------------------- --------------------
 Low Duration Bond Portfolio ..............    $ 1,362,198         $         -            $ 1,420,500
 Intermediate Bond Portfolio ..............      5,192,376           3,065,610              5,354,710
 Core Bond Total Return Portfolio .........     17,717,397          10,260,490             18,330,890
 Managed Income Portfolio .................      3,921,053           2,314,500              4,050,850
 High Yield Bond Portfolio ................     53,697,989          52,278,060             56,173,009

     BlackRock Capital Management, Inc., a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Trust, but receives no fees for these services. Administrative and accounting services are provided by PFPC Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. PFPC is paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust's average daily net assets.

     In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     Transfers In-Kind - During the current fiscal year, September 30, 2004, certain shareholders of the Enhanced Income Portfolio and the Core Bond Total Return Portfolio transferred cash and securities with a value of $31,831,191 and $146,170,410 respectively, in exchange for fund shares. During the fiscal year ended September 30, 2003, certain shareholders of the Low Duration Bond Portfolio, the Intermediate Bond Portfolio, the Core Bond Total Return Portfolio and the Core PLUS Total Return Portfolio transferred cash and securities with a value of $12,785,206, $4,040,941, $16,686,623 and $28,745,036
respectively, in exchange for fund shares. The securities contributed were subject to a taxable event prior to the in-kind transfers to the Portfolios and had the same market value and cost basis as of the date of transfer. Accordingly, for purposes of generally accepted accounting principles, the book cost of any securities transferred in-kind to the portfolios were equal to the market value of such securities on their date of contribution to the Portfolios resulting in no difference between book cost and tax cost.

     Other - Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited.

     Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class-specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day. For the six months ended March 31, 2004, the following shows the various types of class specific expenses borne directly by each class of each fund and any associated waivers of those expenses.

                          BLACKROCK FUNDS


                                                                     SHARE CLASSES
ADMINISTRATION FEES                   ----------------------------------------------------------------------------
                                       BLACKROCK   INSTITUTIONAL    SERVICE   INVESTOR A   INVESTOR B   INVESTOR C
                                      ----------- --------------- ---------- ------------ ------------ -----------
   Enhanced Income ..................  $    825       $     18     $      -     $     -      $     -    $      -
   Low Duration Bond ................   117,780        355,248      196,095      75,805       57,124     126,241
   Intermediate Government Bond .....         -        163,768        1,046      38,856        9,224      12,806
   Intermediate Bond ................    70,785        272,359       45,794      29,181       10,021      10,790
   Core Bond Total Return ...........   162,926        636,476      102,235      89,450       48,590      64,189
   Core PLUS Total Return ...........    45,313              -            -           6           56           -
   Government Income ................       252              -            -      69,785       38,234      20,884
   GNMA .............................     6,155        120,889        1,258      14,609       23,575      36,333
   Managed Income ...................         -        553,258       64,921      33,886        7,361         571
   International Bond ...............         -         61,510       45,391      67,004       10,510      16,676
   High Yield Bond ..................    13,677        129,511       71,059      56,527       81,333      56,932

                                                                             SHARE CLASSES
ADMINISTRATION FEES WAIVED                -----------------------------------------------------------------------------------
                                            BLACKROCK    INSTITUTIONAL     SERVICE      INVESTOR A    INVESTOR B   INVESTOR C
                                          ------------- --------------- ------------- -------------- ------------ -----------
   Enhanced Income ......................  $     (825)     $    (18)      $     -       $      -      $       -    $       -
   Low Duration Bond ....................     (80,964)           (2)            -        (26,140)       (19,698)     (43,531)
   Intermediate Government Bond .........           -            (1)            -              -              -            -
   Intermediate Bond ....................     (47,936)            -             -        (10,062)        (3,456)      (3,721)
   Core Bond Total Return ...............    (123,863)         (187)       (2,809)       (34,800)       (18,859)     (24,948)
   Core PLUS Total Return ...............     (30,963)            -             -             (2)           (19)           -
   Government Income ....................        (194)            -             -              -              -            -
   GNMA .................................      (3,702)            -           (58)             -              -            -
   Managed Income .......................           -       (15,909)       (3,268)        (1,942)          (263)         (19)
   High Yield Bond ......................      (9,473)           (1)           (5)             -              -            -

                                                                         SHARE CLASSES
TRANSFER AGENT FEES                       ---------------------------------------------------------------------------
                                           BLACKROCK   INSTITUTIONAL   SERVICE   INVESTOR A   INVESTOR B   INVESTOR C
                                          ----------- --------------- --------- ------------ ------------ -----------
   Enhanced Income ......................   $   118       $      2     $     -     $     -      $     -     $     -
   Low Duration Bond ....................    27,047         58,627      32,128      31,001       23,941      53,943
   Intermediate Government Bond .........         -         27,161         173      15,840        3,708       5,250
   Intermediate Bond ....................    14,884         45,072       7,477      11,645        3,993       4,292
   Core Bond Total Return ...............    42,634        108,755      16,850      35,063       20,176      25,612
   Core PLUS Total Return ...............     9,330              -           -           2           23           -
   Government Income ....................        36              -           -      26,664       15,769       8,549
   GNMA .................................     1,585         20,099         206       5,876        9,662      14,840
   Managed Income .......................         -         94,343      10,801      14,157        3,015         226
   International Bond ...................         -          9,713       7,278      25,534        4,103       6,102
   High Yield Bond ......................     2,726         21,377      11,451      23,573       32,837      22,793

                                                        SHARE CLASSES
TRANSFER AGENT FEES WAIVED            --------------------------------------------------
                                         INVESTOR A        INVESTOR B       INVESTOR C
                                      ----------------   --------------   --------------
   Low Duration Bond ..............      $ (18,431)        $  (14,384)      $  (32,671)
   Intermediate Bond ..............         (6,848)            (2,346)          (2,521)
   Core Bond Total Return .........        (20,453)           (12,075)         (15,061)
   Core PLUS Total Return .........             (1)               (14)               -

                                BLACKROCK FUNDS

                                                                 SHARE CLASSES
SHAREHOLDER SERVICE FEES                    --------------------------------------------------------
                                               SERVICE      INVESTOR A     INVESTOR B     INVESTOR C
                                            ------------   ------------   ------------   -----------
   Low Duration Bond ....................    $ 202,857      $ 130,698       $ 98,490      $ 217,656
   Intermediate Government Bond .........        1,083         66,993         15,903         22,080
   Intermediate Bond ....................       47,373         50,312         17,278         18,604
   Core Bond Total Return ...............      105,760        154,224         83,776        110,671
   Core PLUS Total Return ...............            -             10             96              -
   Government Income ....................            -        120,320         65,906         36,006
   GNMA .................................        1,304         25,188         40,646         62,643
   Managed Income .......................       67,160         58,424         12,691            985
   International Bond ...................       46,956        115,524         18,120         28,752
   High Yield Bond ......................       73,510         97,459        140,230         98,159


                                                                 SHARE CLASSES
SHAREHOLDER PROCESSING FEES                 -------------------------------------------------------
                                              SERVICE      INVESTOR A     INVESTOR B     INVESTOR C
                                            -----------   ------------   ------------   -----------
   Low Duration Bond ....................    $202,857        $78,418        $59,094      $130,594
   Intermediate Government Bond .........       1,083         40,195          9,542        13,248
   Intermediate Bond ....................      47,373         30,187         10,367        11,162
   Core Bond Total Return ...............     105,760         92,536         50,265        66,402
   Core PLUS Total Return ...............           -              6             58             -
   Government Income ....................           -         72,192         39,543        21,604
   GNMA .................................       1,304         15,113         24,388        37,586
   Managed Income .......................      67,160         35,054          7,615           591
   International Bond ...................      46,956         69,315         10,872        17,251
   High Yield Bond ......................      73,510         58,476         84,138        58,895


                                                          SHARE CLASSES
DISTRIBUTION FEES                           -----------------------------------------
                                             INVESTOR A     INVESTOR B     INVESTOR C
                                            ------------   ------------   -----------
   Low Duration Bond ....................     $ 52,279      $ 295,469      $ 652,969
   Intermediate Government Bond .........       26,797         47,840         66,241
   Intermediate Bond ....................       20,125         51,835         55,811
   Core Bond Total Return ...............       61,689        251,327        332,013
   Core PLUS Total Return ...............            4            289              -
   Government Income ....................       48,128        197,717        108,019
   GNMA .................................       10,076        121,938        187,928
   Managed Income .......................       23,369         38,073          2,954
   International Bond ...................       46,209         54,360         86,257
   High Yield Bond ......................       38,984        420,690        294,476


                                                    SHARE CLASSES
DISTRIBUTION FEES WAIVED                    ------------------------------
                                                             INVESTOR A
                                                          ----------------
   Low Duration Bond ....................                    $ (51,094)
   Intermediate Government Bond .........                      (26,193)
   Intermediate Bond ....................                      (19,684)
   Core Bond Total Return ...............                      (59,998)
   Core PLUS Total Return ...............                           (4)
   Government Income ....................                      (47,140)
   GNMA .................................                       (9,852)
   Managed Income .......................                      (22,824)
   International Bond ...................                      (45,264)
   High Yield Bond ......................                      (38,075)

                                BLACKROCK FUNDS

(B) Transactions with Affiliates and Related Parties

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc. ("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolios. BlackRock Financial Management, Inc., ("BFM") a wholly-owned subsidiary of BlackRock, serves as sub-adviser for all of the bond Portfolios. BlackRock, Inc. is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc.

     For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the following annual rates, based on each Portfolio's average daily net assets:

                                                EACH PORTFOLIO
                                          EXCEPT THE ENHANCED INCOME
                                   PORTFOLIO, INTERNATIONAL BOND PORTFOLIO     INTERNATIONAL BOND PORTFOLIO
                                               & GNMA PORTFOLIO                      & GNMA PORTFOLIO
                                  -----------------------------------------   -----------------------------
                                                  INVESTMENT                            INVESTMENT
AVERAGE DAILY NET ASSETS                         ADVISORY FEE                          ADVISORY FEE
-------------------------------   -----------------------------------------   -----------------------------
     first $1 billion                                .500%                                 .550%
     $1 billion-$2 billion                           .450                                  .500
     $2 billion-$3 billion                           .425                                  .475
     greater than $3 billion                         .400                                  .450

     The investment advisory fee for the Enhanced Income Portfolio is .40%.

     For the period ended March 31, 2004, advisory fees and waivers for each Portfolio were as follows:

                                                           GROSS                      NET
                                                         ADVISORY                  ADVISORY
                                                            FEE        WAIVER         FEE
                                                       ------------ ------------ ------------
     Enhanced Income Portfolio ......................   $    9,611   $    9,611   $        -
     Low Duration Bond Portfolio ....................    4,437,315    2,130,432    2,306,883
     Intermediate Government Bond Portfolio .........      778,522      377,278      401,244
     Intermediate Bond Portfolio ....................    2,281,356      969,340    1,312,016
     Core Bond Total Return Portfolio ...............    5,808,954    2,627,764    3,181,190
     Core PLUS Total Return Portfolio ...............      647,707      374,730      272,977
     Government Income Portfolio ....................      448,067      270,052      178,015
     GNMA Portfolio .................................      842,659      481,099      361,560
     Managed Income Portfolio .......................    2,324,608      748,633    1,575,975
     International Bond Portfolio ...................      763,500            -      763,500
     High Yield Bond Portfolio ......................    1,558,770      420,853    1,137,917

     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements beginning February 1, 1999. The agreements set a limit on certain of the operating expenses of each Portfolio for the next year and require BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. Effective February 1, 2004, these expense limits apply to the aggregate expenses incurred on a Share Class (excluding: interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles). Prior to February 1, 2004, the expense limits applied to expenses charged on Portfolio assets as a whole, but not expenses separately charged to the different share classes of a Portfolio.

     If in the following two years the operating expenses of a Portfolio that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that Portfolio, the Portfolio is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if:
(1) the Portfolio has more than $50 million in assets, (2) BlackRock continues to be the Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to BlackRock on a quarterly basis.

                                BLACKROCK FUNDS

     At March 31, 2004, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                                                                                                              TOTAL WAIVERS
                                                         EXPIRING           EXPIRING           EXPIRING         SUBJECT TO
                                                     JANUARY 31, 2005   JANUARY 31, 2006   JANUARY 31, 2007   REIMBURSEMENT
                                                    ------------------ ------------------ ------------------ --------------
   Low Duration Bond Portfolio ....................    $ 1,912,708        $ 3,619,537         $ 762,523        $ 6,294,768
   Intermediate Government Bond Portfolio .........        655,308            639,093           119,754          1,414,155
   Intermediate Bond Portfolio ....................      1,861,005          1,750,280           343,197          3,954,482
   Core Bond Total Return Portfolio ...............      4,450,377          5,029,818           897,386         10,377,581
   Core PLUS Total Return Portfolio ...............        266,493            606,696           147,963          1,021,152
   Government Income Portfolio ....................        170,412            361,714            95,550            627,676
   GNMA Portfolio .................................        600,858            830,940           148,068          1,579,866
   Managed Income Portfolio .......................      1,721,558          1,600,137           234,518          3,556,213
   High Yield Bond Portfolio ......................        425,847            740,256           149,269          1,315,372

BlackRock pays BFM fees for its sub-advisory services.

     PFPC, Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc., and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .085% of the first
$500 million, .075% of the next $500 million and .065% of assets in excess of $1 billion. In addition, each of the classes, except for the BlackRock Class, is charged an administration fee based on the following percentage of average daily net assets of each respective class: .145% of the first $500 million, ..135% of the next $500 million and .125% of assets in excess of $1 billion. The BlackRock Class is charged an administration fee of .035% of the first $500 million, .025% of the next $500 million and .015% of assets in excess of $1 billion based upon average daily net assets of its class. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio.

     PFPC and BlackRock have contractually agreed to waive fees otherwise due to them under the Administration Agreement in an amount equal to 0.05% of average daily net assets attributable to Investor A, B and C Shares of Low Duration Bond, Intermediate Bond, Core Bond Total Return and Core PLUS Total Return Portfolios until February 1, 2005.

     For the period ended March 31, 2004, administration fees and waivers for each Portfolio were as follows:


                                                            GROSS                       NET
                                                       ADMINISTRATION              ADMINISTRATION
                                                             FEE         WAIVER         FEE
                                                      ---------------- ---------- ---------------
    Enhanced Income Portfolio ......................     $    2,886     $  2,885     $        1
    Low Duration Bond Portfolio ....................      1,608,127      170,335      1,437,792
    Intermediate Government Bond Portfolio .........        358,049            1        358,048
    Intermediate Bond Portfolio ....................        806,134       65,175        740,959
    Core Bond Total Return Portfolio ...............      1,990,824      205,466      1,785,358
    Core PLUS Total Return Portfolio ...............        155,486       30,984        124,502
    Government Income Portfolio ....................        205,326          194        205,132
    GNMA Portfolio .................................        333,049        3,760        329,289
    Managed Income Portfolio .......................      1,033,688       21,401      1,012,287
    International Bond Portfolio ...................        319,086            -        319,086
    High Yield Bond Portfolio ......................        667,855        9,479        658,376

     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay BlackRock Distributors, Inc. (the "Distributor") and/or BlackRock Advisers, Inc. ("BlackRock") or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay BlackRock or any

                                BLACKROCK FUNDS

other affiliate of PNC Bank fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. BlackRock, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (including PNC Bank and its affiliates) that provide services to their customers who own shares of the Fund. BlackRock may retain a significant portion of the shareholder processing fees and may retain some of the service fees paid by the Fund. Currently, only Investor A Shares, Investor B Shares, Investor C Shares and Service Shares bear the expense of service fees and shareholder processing fees under the Plan. Refer to the fee table in the "Notes to Financial Statements" for fee information.

     As of the period ended March 31, 2004, affiliated payables were as follows:

                                                                              PNC BANK
                                             PFPC (1)     BLACKROCK (2)    AFFILIATES (3)
                                           -----------   ---------------  ----------------
   Enhanced Income ......................    $  2,765        $      -          $      -
   Low Duration Bond ....................     162,718         579,595           340,462
   Intermediate Government Bond .........      31,587         116,374            49,210
   Intermediate Bond ....................      90,184         315,401            62,852
   Core Bond ............................     211,298         776,289           240,408
   Core Plus Total Return ...............      33,013          71,092                77
   Government Income ....................      31,254          58,347           119,147
   GNMA .................................      37,019          90,373            89,693
   Managed Income .......................      92,162         393,577            48,327
   High Yield Bond ......................      72,237         268,296           243,463
   International Bond ...................      87,558         208,576           101,921

(1) - payables to PFPC are for Accounting, Administration, Custody and Transfer Agent services provided as of March 31, 2004.
(2) - payables to BlackRock are for Advisory and Administration services provided as of March 31, 2004.
(3) - payables to PNC Bank affiliates are for distribution and sales support services as described under the Plan. The total payable on behalf of the Fund, as of March 31, 2004, was $3,201,515, a portion of which is paid to service organizations, including other PNC Bank affiliates.

     Effective October 1, 2002, BlackRock, the Distributor and PFPC have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% (excluding interest expense) (for Investor A Shares) and 1.65% (excluding interest expense) (for Investor B and C Shares) of average daily net assets for the Low Duration Bond, Core Bond Total Return and Core PLUS Total Return Portfolios.

     Effective October 1, 2002, BlackRock, the Distributor and PFPC have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .95% (excluding interest expense) (for Investor A Shares) and 1.70% (excluding interest expense) (for Investor B and C Shares) of average daily net assets for the Intermediate Bond Portfolio.

(C) Purchases and Sales of Securities

     For the period ended March 31, 2004, purchases and sales of securities, other than short-term investments, dollar rolls and U.S. government securities, were as follows:

                                                          PURCHASES            SALES
                                                      ----------------   ----------------
   Enhanced Income Portfolio ......................    $   22,531,015     $            -
   Low Duration Bond Portfolio ....................       841,948,970        861,703,509
   Intermediate Government Bond Portfolio .........        93,519,689         90,684,233
   Intermediate Bond Portfolio ....................       415,538,703        322,396,484
   Core Bond Total Return Portfolio ...............     2,197,423,339      1,839,180,969
   Core PLUS Total Return Portfolio ...............       264,936,367        198,603,436
   Government Income Portfolio ....................       204,831,561        111,562,168
   GNMA Portfolio .................................       169,569,892        207,225,562
   Managed Income Portfolio .......................       906,153,623        577,054,764
   International Bond Portfolio ...................       411,403,662        307,295,237
   High Yield Bond Portfolio ......................       507,553,400        471,657,199

                                 BLACKROCK FUNDS

     For the period ended March 31, 2004, purchases and sales of U.S. government securities were as follows:

                                                          PURCHASES           SALES
                                                      ----------------   ----------------
   Enhanced Income Portfolio ......................   $   10,771,905      $    1,209,810
   Low Duration Bond Portfolio ....................    1,272,505,844         916,095,127
   Intermediate Government Bond Portfolio .........      162,799,170         155,200,240
   Intermediate Bond Portfolio ....................      598,320,904         547,540,435
   Core Bond Total Return Portfolio ...............    2,048,412,198       1,984,552,960
   Core PLUS Total Return Portfolio ...............      320,883,890         226,840,938
   Government Income Portfolio ....................      242,319,721         282,349,473
   GNMA Portfolio .................................      269,464,290         292,430,858
   Managed Income Portfolio .......................      610,053,598         666,757,519
   International Bond Portfolio ...................      115,866,309          34,745,287
   High Yield Bond Portfolio ......................       18,997,707                   -

(D) Capital Shares

     Transactions in capital shares for each period were as follows:


                                                ENHANCED INCOME PORTFOLIO
                                             --------------------------------
                                                 FOR THE PERIOD 3/4/04 /1/
                                                    THROUGH 3/31/04
                                                      (UNAUDITED)
                                             --------------------------------
                                                 SHARES            VALUE
                                             -------------   ----------------
Shares sold:
   BlackRock Class .......................     3,589,121      $  35,895,271/2/
   Institutional Class ...................       495,714          4,962,100
   Service Class .........................            10                100
   Investor A Class ......................            10                100
Shares redeemed:
   BlackRock Class .......................       (49,950)          (500,000)
                                               ---------      -------------
Net increase .............................     4,034,905      $  40,357,571
                                               =========      =============

/1/ Commencement of operations.
/2/ Includes 3,183,119 shares issued in exchange for cash and securities transferred in-kind with a value of $31,831,191. See Note (A).

                          BLACKROCK FUNDS

                                                                       LOW DURATION BOND PORTFOLIO
                                                 -----------------------------------------------------------------------
                                                      FOR THE SIX MONTHS ENDED
                                                              3/31/04                        FOR THE YEAR ENDED
                                                            (UNAUDITED)                           9/30/03
                                                 ----------------------------------   ----------------------------------
                                                      SHARES            VALUE              SHARES            VALUE
                                                 ---------------- -----------------   ---------------- -----------------
Shares sold:
   BlackRock Class .............................     33,462,180     $ 339,971,231         64,471,904     $659,645,2411
   Institutional Class .........................     14,696,911       149,371,972         33,855,591       346,300,203
   Service Class ...............................      8,519,958        86,609,503         16,627,895       170,105,567
   Investor A Class ............................      4,444,035        45,211,845         13,035,998       133,430,923
   Investor B Class ............................        698,346         7,101,799          5,323,252        54,436,901
   Investor C Class ............................      1,623,738        16,495,671         14,578,339       149,127,191
Shares issued in reinvestment of dividends:
   BlackRock Class .............................        800,444         8,124,352            548,645         5,605,823
   Institutional Class .........................        172,739         1,752,928            135,039         1,382,033
   Service Class ...............................        359,101         3,647,857            389,302         3,983,178
   Investor A Class ............................         89,530           909,743            136,962         1,401,789
   Investor B Class ............................         36,774           373,254             50,221           513,941
   Investor C Class ............................         60,328           612,251             88,194           902,366
Shares redeemed:
   BlackRock Class .............................    (10,499,414)     (106,639,751)       (31,381,290)     (320,978,094)
   Institutional Class .........................    (12,886,886)     (131,023,633)       (16,478,951)     (168,619,760)
   Service Class ...............................     (3,606,856)      (36,667,264)        (4,533,185)      (46,362,649)
   Investor A Class ............................     (3,746,069)      (38,071,945)        (9,953,500)     (101,821,390)
   Investor B Class ............................     (1,715,638)      (17,430,706)        (2,349,737)      (24,031,860)
   Investor C Class ............................     (6,103,820)      (62,003,611)        (6,879,124)      (70,408,741)
                                                    -----------     -------------        -----------     -------------
Net increase ...................................     26,405,401     $ 268,345,496         77,665,555     $ 794,612,662
                                                    ===========     =============        ===========     =============

                                                                  INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                                                 -----------------------------------------------------------------------
                                                       FOR THE SIX MONTHS ENDED
                                                              3/31/04                        FOR THE YEAR ENDED
                                                             (UNAUDITED)                          9/30/03
                                                 -------------------------------      ----------------------------------
                                                      SHARES           VALUE               SHARES           VALUE
                                                 --------------   --------------      --------------   -----------------
Shares sold:
   Institutional Class .........................      2,591,047     $  27,286,169          1,929,145     $  20,584,491
   Service Class ...............................          2,311            24,445            119,756         1,286,543
   Investor A Class ............................      1,076,190        11,353,835          6,749,202        72,423,892
   Investor B Class ............................        200,990         2,111,271            796,971         8,541,701
   Investor C Class ............................        325,676         3,429,955          2,297,250        24,695,791
Shares issued in reinvestment of dividends:
   Institutional Class .........................          8,734            91,904             46,063           494,350
   Service Class ...............................            795             8,355              1,087            11,587
   Investor A Class ............................         86,700           913,919            192,236         2,064,457
   Investor B Class ............................         11,291           118,703             20,855           223,280
   Investor C Class ............................         11,903           125,258             17,791           190,280
Shares redeemed:
   Institutional Class .........................     (2,678,675)      (28,175,084)        (6,333,075)      (67,549,103)
   Service Class ...............................         (3,687)          (39,030)          (170,298)       (1,821,306)
   Investor A Class ............................     (1,316,925)      (13,892,458)        (6,647,232)      (71,264,288)
   Investor B Class ............................       (156,280)       (1,642,484)          (416,526)       (4,440,567)
   Investor C Class ............................       (427,534)       (4,502,974)        (1,301,563)      (13,992,530)
                                                     ----------     -------------         ----------     -------------
Net decrease ...................................       (267,464)    $  (2,788,216)        (2,698,338)    $ (28,551,422)
                                                     ==========     =============         ==========     =============

/1/ Includes 1,251,524 shares issued in exchage for cash and securities transferred in-kind with a value of $12,785,206. See Note (A).

                                 BLACKROCK FUNDS

                                                                      INTERMEDIATE BOND PORTFOLIO
                                              --------------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED
                                                            3/31/04                           FOR THE YEAR ENDED
                                                          (UNAUDITED)                              9/30/03
                                              ------------------------------------   -----------------------------------
                                                   SHARES              VALUE              SHARES              VALUE
                                              ---------------   ------------------   ----------------   ----------------
Shares sold:
  BlackRock Class .........................      15,938,750         $153,502,820         19,503,837      $ 193,323,8081
  Institutional Class .....................       5,043,756           48,786,417         10,473,835         102,802,529
  Service Class ...........................       2,244,618           21,716,262          3,082,236          30,362,030
  Investor A Class ........................       1,524,101           14,746,130          3,879,270          38,014,328
  Investor B Class ........................         352,513            3,415,026            972,144           9,564,782
  Investor C Class ........................         692,935            6,719,863          1,205,254          11,928,848
Shares issued in reinvestment of dividends:
  BlackRock Class .........................       1,550,746           14,921,511          1,124,240          11,046,141
  Institutional Class .....................         702,479            6,724,008             87,932             860,227
  Service Class ...........................         266,117            2,563,082            183,828           1,809,170
  Investor A Class ........................         158,259            1,523,217            134,272           1,320,336
  Investor B Class ........................          20,944              201,412             14,751             145,099
  Investor C Class ........................          21,267              204,598              7,548              74,294
Shares redeemed:
  BlackRock Class .........................      (8,942,820)         (86,569,600)       (18,871,437)       (185,542,625)
  Institutional Class .....................      (4,213,327)         (40,726,121)       (11,624,133)       (113,887,900)
  Service Class ...........................        (803,868)          (7,775,213)        (1,126,448)        (11,072,372)
  Investor A Class ........................      (1,018,090)          (9,834,378)        (2,846,760)        (27,889,464)
  Investor B Class ........................        (155,484)          (1,505,341)          (328,413)         (3,221,790)
  Investor C Class ........................        (352,998)          (3,406,738)          (296,389)         (2,955,515)
                                                 ----------         ------------        -----------      --------------
Net increase ..............................      13,029,898         $125,206,955          5,575,567      $   56,681,926
                                                 ==========         ============        ===========      ==============

                                                                     CORE BOND TOTAL RETURN PORTFOLIO
                                              --------------------------------------------------------------------------
                                                     FOR THE SIX MONTHS ENDED
                                                            3/31/04                          FOR THE YEAR ENDED
                                                          (UNAUDITED)                                9/30/03
                                              ------------------------------------   -----------------------------------
                                                  SHARES              VALUE               SHARES             VALUE
                                              -------------       ----------------   ----------------   ----------------
Shares sold:
  BlackRock Class .........................      57,418,758       $ 560,386,2722         74,894,893      $ 751,294,6523
  Institutional Class .....................      12,916,681          126,452,436         25,253,885         252,237,012
  Service Class ...........................       2,213,709           21,623,027          7,850,927          78,371,483
  Investor A Class ........................       5,035,747           49,315,710         11,634,467         116,580,815
  Investor B Class ........................         572,592            5,613,629          3,440,440          34,460,306
  Investor C Class ........................       3,070,151           30,124,191          6,637,418          66,382,900
Shares issued in reinvestment of dividends:
  BlackRock Class .........................       4,438,916           43,328,823          3,639,142          36,422,062
  Institutional Class .....................       2,098,454           20,365,055            949,350           9,469,076
  Service Class ...........................         497,919            4,848,736            332,452           3,319,627
  Investor A Class ........................         479,788            4,679,095            490,967           4,908,140
  Investor B Class ........................         122,069            1,190,033            124,229           1,241,556
  Investor C Class ........................          57,083              556,531             46,087             460,865
Shares redeemed:
  BlackRock Class .........................     (27,840,327)        (273,167,622)       (51,558,388)       (516,256,914)
  Institutional Class .....................     (15,152,942)        (148,230,799)       (27,434,862)       (274,419,532)
  Service Class ...........................      (1,659,651)         (16,289,904)        (5,826,607)        (58,765,661)
  Investor A Class ........................      (2,694,606)         (26,416,721)        (9,867,567)        (98,839,883)
  Investor B Class ........................      (1,217,989)         (11,931,145)        (2,123,837)        (21,190,357)
  Investor C Class ........................      (1,532,836)         (15,027,379)        (3,281,494)        (32,790,968)
                                                -----------       --------------        -----------      --------------
Net increase ..............................      38,823,516       $  377,419,968         35,201,502      $  352,885,179
                                                ===========       ==============        ===========      ==============

/1/ Includes 400,887 shares issued in exchange for cash and securities transferred in-kind with a value of $4,040,941. See Note (A).

/2/ Includes 15,115,865 shares issued in exchange for cash and securities transferred in-kind with a value of $146,170,410. See Note (A).

/3/ Includes 1,675,428 shares issued in exchange for cash and securities transferred in-kind with a value of $16,686,623. See Note (A)

                                 BLACKROCK FUNDS

                                                                  CORE PLUS TOTAL RETURN PORTFOLIO
                                              ------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS ENDED
                                                           3/31/04                         FOR THE YEAR ENDED
                                                         (UNAUDITED)                             9/30/03
                                              ----------------------------------   -----------------------------------
                                                   SHARES             VALUE             SHARES             VALUE
                                              ---------------   ----------------   ---------------   -----------------
Shares sold:
   BlackRock Class ........................      10,910,319      $ 112,711,193        20,697,640      $  215,470,594/1/
   Investor A Class .......................             119              1,220               462               4,824
   Investor B Class .......................           1,074             11,040             9,526              98,686
   Investor C Class .......................               -                  -             1,871              20,094
Shares issued in reinvestment of dividends:
   BlackRock Class ........................         657,267          6,785,667           635,078           6,598,242
   Institutional Class ....................               -                  3                 1                   4
   Service Class ..........................               -                  3                 1                   5
   Investor A Class .......................              22                231                16                 165
   Investor B Class .......................             114              1,178               120               1,250
   Investor C Class .......................               -                  3                 3                  28
Shares redeemed:
   BlackRock Class ........................      (3,014,784)       (31,307,409)       (9,158,177)        (95,276,029)
   Investor B Class .......................          (1,588)           (16,468)           (1,976)            (20,466)
   Investor C Class .......................               -                  -            (1,873)            (19,893)
                                                 ----------      -------------        ----------      --------------
Net increase ..............................       8,552,543      $  88,186,661        12,182,692      $  126,877,504
                                                 ==========      =============        ==========      ==============

                                                                      GOVERNMENT INCOME PORTFOLIO
                                              ------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS ENDED
                                                           3/31/04                         FOR THE YEAR ENDED
                                                         (UNAUDITED)                             9/30/03
                                              ----------------------------------   -----------------------------------
                                                  SHARES             VALUE             SHARES             VALUE
                                              -------------      ---------------   -------------     -----------------
Shares sold:
   BlackRock Class ........................         872,666      $   9,784,589         8,904,938      $  100,358,688
   Investor A Class .......................       5,785,179         64,856,292        24,826,856         279,892,579
   Investor B Class .......................         505,232          5,650,845         3,022,597          34,089,123
   Investor C Class .......................         435,238          4,851,440         2,323,172          26,250,763
Shares issued in reinvestment of dividends:
   BlackRock Class ........................               9                104                 4                  40
   Investor A Class .......................         199,850          2,227,301           219,994           2,482,064
   Investor B Class .......................          82,307            917,048           102,954           1,160,950
   Investor C Class .......................          40,630            451,941            38,561             434,122
Shares redeemed:
   BlackRock Class ........................               -                  -        (8,904,720)       (100,089,047)
   Investor A Class .......................      (2,471,846)       (27,699,321)      (21,164,032)       (238,627,834)
   Investor B Class .......................        (811,088)        (9,062,152)       (2,602,040)        (29,208,794)
   Investor C Class .......................        (550,172)        (6,130,624)       (1,365,364)        (15,372,024)
                                                 ----------      -------------       -----------      --------------
Net increase ..............................       4,088,005      $  45,847,463         5,402,920      $   61,370,630
                                                 ==========      =============       ===========      ==============

/1/ Includes 2,774,617 shares issued in exchange for cash and securities transferred in-kind with a value of $28,745,036. See Note (A).

                                BLACKROCK FUNDS

                                                                             GNMA PORTFOLIO
                                              ----------------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED
                                                            3/31/04                           FOR THE YEAR ENDED
                                                          (UNAUDITED)                               9/30/03
                                              ------------------------------------   -------------------------------------
                                                   SHARES              VALUE              SHARES              VALUE
                                              ---------------   ------------------   ---------------   -------------------
Shares sold:
   BlackRock Class ........................           7,547              $75,518         6,918,437           $70,050,732
   Institutional Class ....................       1,187,308           11,846,111         7,823,962            79,816,210
   Service Class ..........................          62,948              628,018           291,547             2,938,731
   Investor A Class .......................         571,227            5,716,343         2,364,238            24,145,076
   Investor B Class .......................         334,582            3,335,426         1,661,621            16,909,064
   Investor C Class .......................         957,430            9,543,929         3,538,816            36,008,174
Shares issued in reinvestment of dividends:
   BlackRock Class ........................          26,919              268,065            78,475               787,966
   Institutional Class ....................          10,183              101,544            47,701               486,858
   Service Class ..........................           3,921               39,056             5,735                58,111
   Investor A Class .......................          30,506              305,409            51,894               528,487
   Investor B Class .......................          38,862              387,771            70,945               720,127
   Investor C Class .......................          27,084              269,821            46,287               468,439
Shares redeemed:
   BlackRock Class ........................      (4,965,985)         (49,684,686)       (1,015,332)          (10,173,630)
   Institutional Class ....................      (1,865,401)         (18,601,313)       (8,588,520)          (87,028,407)
   Service Class ..........................         (21,727)            (216,550)         (246,625)           (2,459,843)
   Investor A Class .......................        (506,849)          (5,076,181)       (1,855,641)          (18,923,220)
   Investor B Class .......................        (408,500)          (4,076,002)         (829,953)           (8,381,346)
   Investor C Class .......................      (1,085,809)         (10,819,181)       (2,023,665)          (20,435,418)
                                                 ----------         ------------        ----------          ------------
Net increase (decrease) ...................      (5,595,754)        $(55,956,902)        8,339,922          $ 85,516,111
                                                 ==========         ============        ==========          ============

                                                                         MANAGED INCOME PORTFOLIO
                                              -------------------------------------------------------------------------------
                                                  FOR THE SIX MONTHS ENDED
                                                           3/31/04                            FOR THE YEAR ENDED
                                                         (UNAUDITED)                               9/30/03
                                              ----------------------------------     -----------------------------------
                                                  SHARES              VALUE              SHARES               VALUE
                                              -------------       --------------     -------------       ---------------
Shares sold:
   Institutional Class ....................       1,875,066          $19,815,802         5,447,882           $58,460,885
   Service Class ..........................       2,392,375           25,247,395         7,654,822            82,423,998
   Investor A Class .......................         298,403            3,156,553         2,696,527            29,002,173
   Investor B Class .......................          64,047              676,215           336,429             3,628,610
   Investor C Class .......................          22,081              231,207            50,219               539,709
Shares issued in reinvestment of dividends:
   Institutional Class ....................       1,649,158           17,220,783            65,436               704,199
   Service Class ..........................         252,818            2,647,961           132,655             1,427,147
   Investor A Class .......................         210,605            2,213,280           234,161             2,520,090
   Investor B Class .......................          20,766              217,930            20,339               218,890
   Investor C Class .......................             731                7,650               168                 1,800
Shares redeemed:
   Institutional Class ....................      (5,984,413)         (63,182,946)      (16,805,512)         (180,753,013)
   Service Class ..........................      (3,113,510)         (32,897,225)      (12,043,022)         (129,528,997)
   Investor A Class .......................      (1,079,569)         (11,393,519)       (3,244,123)          (34,859,884)
   Investor B Class .......................         (90,134)            (953,655)         (286,695)           (3,075,910)
   Investor C Class .......................         (13,526)            (142,555)          (31,445)             (334,605)
                                                 ----------         ------------       -----------         -------------
Net decrease ..............................      (3,495,102)        $(37,135,124)      (15,772,159)        $(169,624,908)
                                                 ==========         ============       ===========         =============

                                 BLACKROCK FUNDS

                                                                       INTERNATIONAL BOND PORTFOLIO
                                              ------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS ENDED
                                                           3/31/04                         FOR THE YEAR ENDED
                                                         (UNAUDITED)                             9/30/03
                                              ----------------------------------   -----------------------------------
                                                   SHARES             VALUE             SHARES             VALUE
                                              ---------------   ----------------   ---------------   -----------------
Shares sold:
   Institutional Class ....................       7,255,290       $ 83,459,399         4,806,368       $  51,708,847
   Service Class ..........................       2,992,085         34,356,964         3,744,362          39,958,885
   Investor A Class .......................       4,878,804         55,887,842         5,938,781          63,521,893
   Investor B Class .......................         357,239          4,118,548           547,770           5,858,051
   Investor C Class .......................       1,350,946         15,604,593         1,199,720          12,914,769
Shares issued in reinvestment of dividends:
   Institutional Class ....................          43,686            496,599            85,232             902,502
   Service Class ..........................          88,059          1,002,757           138,412           1,468,698
   Investor A Class .......................         113,066          1,285,299           209,728           2,220,133
   Investor B Class .......................          10,847            123,193            31,735             335,434
   Investor C Class .......................          15,195            173,303            28,662             303,886
Shares redeemed:
   Institutional Class ....................      (1,209,935)       (13,760,720)       (2,467,998)        (26,176,507)
   Service Class ..........................        (877,466)       (10,078,442)       (2,070,210)        (22,163,110)
   Investor A Class .......................      (1,819,810)       (20,763,467)       (3,160,528)        (33,654,736)
   Investor B Class .......................        (126,389)        (1,447,202)         (486,076)         (5,166,103)
   Investor C Class .......................        (173,042)        (1,980,154)         (424,406)         (4,554,133)
                                                 ----------       ------------        ----------       -------------
Net increase ..............................      12,898,575       $148,478,512         8,121,552       $  87,478,509
                                                 ==========       ============        ==========       =============

                                                                       HIGH YIELD BOND PORTFOLIO
                                              ----------------------------------------------------------------------
                                                 FOR THE SIX MONTHS ENDED
                                                          3/31/04                         FORTHE YEAR ENDED
                                                        (UNAUDITED)                            9/30/03
                                              --------------------------------     ---------------------------------
                                                  SHARES             VALUE             SHARES              VALUE
                                              -------------      -------------     -------------      --------------
Shares sold:
   BlackRock Class ........................       6,706,027       $ 53,988,732        10,158,381       $  71,572,618
   Institutional Class ....................       5,317,291         42,500,059        21,425,272         154,644,394
   Service Class ..........................       5,350,025         42,964,662         8,411,060          61,247,173
   Investor A Class .......................       3,747,344         30,139,944        27,287,012         201,330,595
   Investor B Class .......................       1,331,899         10,687,251         7,657,034          55,563,971
   Investor C Class .......................       1,476,391         11,841,235         8,478,281          61,877,392
Shares issued in reinvestment of dividends:
   BlackRock Class ........................         319,914          2,559,669           762,655           5,510,063
   Institutional Class ....................          70,919            566,701            68,522             506,641
   Service Class ..........................          59,693            478,297            19,912             143,025
   Investor A Class .......................         184,428          1,469,514           299,671           2,199,179
   Investor B Class .......................         184,524          1,470,334           335,907           2,434,668
   Investor C Class .......................         127,366          1,015,991           177,500           1,301,709
Shares redeemed:
   BlackRock Class ........................      (2,544,218)       (20,639,113)       (8,303,757)        (62,624,825)
   Institutional Class ....................      (5,935,018)       (47,652,602)      (13,348,336)        (98,190,198)
   Service Class ..........................      (2,377,206)       (18,932,456)       (1,764,213)        (12,728,387)
   Investor A Class .......................      (5,649,795)       (45,421,946)      (19,740,537)       (148,481,187)
   Investor B Class .......................      (1,652,592)       (13,314,281)       (2,687,824)        (19,446,183)
   Investor C Class .......................      (1,404,343)       (11,331,326)       (2,442,021)        (18,227,743)
                                                 ----------       ------------       -----------       -------------
Net increase ..............................       5,312,649       $ 42,390,665        36,794,519       $ 258,632,905
                                                 ==========       ============       ===========       =============

     On March 31, 2004, two shareholders held approximately 75% of the outstanding shares of the Enhanced Income Portfolio, two shareholders held approximately 33% of the outstanding shares of the Low Duration Bond Portfolio, one shareholder held approximately 64% of the outstanding shares of the Intermediate Government Portfolio, one shareholder held approximately 35% of the outstanding shares of the Intermediate Bond Portfolio, one shareholder held

                                BLACKROCK FUNDS
approximately 26% of the outstanding shares of the Core Bond Total Return Portfolio, two shareholders held approximately 23% of the outstanding shares of the Core PLUS Total Return Portfolio, two shareholders held approximately 27% of the outstanding shares of the Government Income Portfolio, two shareholders held approximately 67% of the outstanding shares of the GNMA Portfolio, one shareholder held approximately 83% of the outstanding shares of the Managed Income Portfolio, two shareholders held approximately 22% of the outstanding shares of the International Bond Portfolio and two shareholders held approximately 36% of the outstanding shares of the High Yield Bond Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(E) At March 31, 2004, net assets consisted of:


                                                                         LOW            INTERMEDIATE
                                                   ENHANCED           DURATION           GOVERNMENT        INTERMEDIATE
                                                    INCOME              BOND                BOND               BOND
                                                  PORTFOLIO           PORTFOLIO           PORTFOLIO          PORTFOLIO
                                               ---------------   ------------------   ----------------   ----------------
    Capital paid-in ........................     $40,357,571       $1,988,692,299       $303,599,950       $960,920,327
    End of period distributions in
     excess of net investment
     income ................................               -           (6,038,150)        (1,108,315)        (4,508,614)
    Accumulated net realized gain
     (loss) on investment
     transactions, futures, options,
     swaptions, swap contracts and
     foreign currency related
     transactions ..........................           2,081           (6,341,130)         1,892,745          7,666,558
    Net unrealized appreciation on
     investment transactions
     futures, options, swaptions,
     swap contracts and foreign
     currency related transactions .........          20,663           17,635,945          8,658,088         27,211,829
                                                ------------      ---------------      -------------      -------------
                                                 $40,380,315       $1,993,948,964       $313,042,468       $991,290,100
                                                ============      ===============      =============      =============


                                                    CORE BOND           CORE PLUS         GOVERNMENT
                                                  TOTAL RETURN        TOTAL RETURN          INCOME              GNMA
                                                    PORTFOLIO           PORTFOLIO          PORTFOLIO          PORTFOLIO
                                               ------------------   ----------------   ----------------   ----------------
    Capital paid-in ........................     $2,630,325,449       $308,192,949       $210,965,037       $280,932,957
    End of period distributions in
     excess of net investment
     income ................................        (17,255,074)        (1,167,103)        (1,083,020)        (3,604,552)
    Accumulated net realized gain
     (loss) on investment
     transactions, futures, options,
     swaptions, swap contracts and
     foreign currency related
     transactions ..........................         12,745,971            330,242          4,178,309         (4,348,477)
    Net unrealized appreciation on
     investment transactions,
     futures, options, swaptions,
     swap contracts and foreign
     currency related transactions .........         51,867,315          4,569,181          1,627,592          5,388,187
                                                ---------------      -------------      -------------      -------------
                                                 $2,677,683,661       $311,925,269       $215,687,918       $278,368,115
                                                ===============      =============      =============      =============

                                 BLACKROCK FUNDS


                                                    MANAGED         INTERNATIONAL        HIGH YIELD
                                                    INCOME               BOND               BOND
                                                   PORTFOLIO          PORTFOLIO           PORTFOLIO
                                               ----------------   -----------------   ----------------
    Capital paid-in ........................    $ 870,503,969       $ 354,154,264      $ 631,656,578
    End of period distributions in
     excess of net investment
     income ................................       (3,456,121)         (5,853,963)        (2,778,348)
    Accumulated net realized gain
     on investment transactions,
     futures, options, swaptions,
     swap contracts and foreign
     currency related transactions .........        2,716,980          17,581,878          2,975,834
    Net unrealized appreciation on
     investment transactions,
     futures, options, swaptions,
     swap contracts and foreign
     currency related transactions .........       31,252,962          15,470,241         15,246,579
                                                -------------       -------------      -------------
                                                $ 901,017,790       $ 381,352,420      $ 647,100,643
                                                =============       =============      =============

(F) Federal Tax Information

     No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain and foreign currency distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2003, attributable to realized foreign currency gains/(losses), foreign futures realized gains/(losses), return of capital, bond bifurcation and paydown adjustments were reclassified to the following accounts:


                                                                              INCREASE/          INCREASE/
                                                                              (DECREASE)         (DECREASE)
                                                          INCREASE/          ACCUMULATED       UNDISTRIBUTED
                                                          (DECREASE)         NET REALIZED      NET INVESTMENT
                                                       PAID IN-CAPITAL       GAIN (LOSS)           INCOME
                                                      -----------------   -----------------   ---------------
   Low Duration Bond Portfolio ....................     $          -          $(6,279,860)      $ 6,279,860
   Intermediate Government Bond Portfolio .........                -             (280,254)          280,254
   Intermediate Bond Portfolio ....................                -             (118,696)          118,696
   Core Bond Total Return Portfolio ...............                -           (4,580,550)        4,580,550
   Core PLUS Total Return Portfolio ...............                -             (520,464)          520,464
   Government Income Portfolio ....................                -           (1,564,577)        1,564,577
   GNMA Portfolio .................................          (12,451)          (3,051,834)        3,064,285
   Managed Income Portfolio .......................                -           (1,669,299)        1,669,299
   International Bond Portfolio ...................       (3,269,758)            (535,935)        3,805,693

     These reclassifications had no effect on net assets or net asset value per share.

                                BLACKROCK FUNDS

     The tax character of distributions paid during the last two fiscal years were as follows:

                                                        ORDINARY       LONG-TERM    TAX RETURN       TOTAL
                                                         INCOME      CAPITAL GAIN   OF CAPITAL   DISTRIBUTIONS
                                                    --------------- -------------- ------------ --------------
   Low Duration Bond Portfolio ....................
    9/30/03 ....................................... $ 33,783,752    $        -     $        -    $ 33,783,752
    9/30/02 .......................................   24,038,708       421,787              -      24,460,495
   Intermediate Government Bond Portfolio .........
    9/30/03 .......................................   15,981,354             -              -      15,981,354
    9/30/02 .......................................   17,712,764             -              -      17,712,764
   Intermediate Bond Portfolio ....................
    9/30/03 .......................................   44,207,199        42,351              -      44,249,550
    9/30/02 .......................................   62,116,204       839,247              -      62,955,451
   Core Bond Total Return Portfolio ...............
    9/30/03 .......................................  124,169,675             -              -     124,169,675
    9/30/02 .......................................  131,807,323             -              -     131,807,323
   Core PLUS Total Return Portfolio ...............
    9/30/03 .......................................    6,848,966       111,468              -       6,960,434
    9/30/02 .......................................    2,934,835             -              -       2,934,835
   Government Income Portfolio ....................
    9/30/03 .......................................   11,243,305        97,535              -      11,340,840
    9/30/02 .......................................    3,036,996       798,056              -       3,835,052
   GNMA Portfolio .................................
    9/30/03 .......................................   18,382,038             -              -      18,382,038
    9/30/02 .......................................   14,462,465             -              -      14,462,465
   Managed Income Portfolio .......................
    9/30/03 .......................................   59,054,657             -              -      59,054,657
    9/30/02 .......................................   69,193,212             -              -      69,193,212
   International Bond Portfolio ...................
    9/30/03 .......................................    4,281,693        89,094      3,269,758       7,640,545
    9/30/02 .......................................    7,399,929             -              -       7,399,929
   High Yield Bond Portfolio ......................
    9/30/03 .......................................   42,672,477             -              -      42,672,477
    9/30/02 .......................................   27,988,824             -              -      27,988,824

     As of September 30, 2003, the components of distributable earnings/ (accumulated losses) were as follows:


                                                     UNDISTRIBUTED   UNDISTRIBUTED       CAPITAL             POST-
                                                        ORDINARY       LONG-TERM          LOSS              OCTOBER
                                                         INCOME       CAPITAL GAIN    CARRYFOWARDS          LOSSES
                                                    --------------- --------------- ---------------- --------------------
   Low Duration Bond Portfolio .................... $ 8,075,760     $         -       $          -      $  (6,091,598)/1/
   Intermediate Government Bond Portfolio .........     745,384               -         (1,284,135)                -
   Intermediate Bond Portfolio ....................   4,501,068      14,556,941                  -                 -
   Core Bond Total Return Portfolio ...............  25,357,126      24,041,370                  -        (3,869,412)/1/
   Core PLUS Total Return Portfolio ...............   1,160,594       1,073,450                  -          (363,895)/1/
   Government Income Portfolio ....................   1,006,357       1,394,662                  -                 -
   GNMA Portfolio .................................           -               -         (2,180,253)       (3,851,784)
   Managed Income Portfolio .......................   8,591,988      16,554,716                  -        (1,524,170)/1/
   International Bond Portfolio ...................           -               -                  -          (296,652)
   High Yield Bond Portfolio ......................      76,401               -        (18,006,379)       (4,354,958)

/1/ Includes Post-October currency losses of $3,946,225 for the BlackRock Low
    Duration Bond Portfolio, $3,869,412 for the BlackRock Core Bond Total Return Portfolio, $363,895 for the BlackRock Core PLUS Total Return Portfolio and $1,524,170 for the BlackRock Managed Income Portfolio.

     Post-October losses represent losses realized on investment transactions from November 1, 2002 through September 30, 2003 that, in accordance with Federal income tax regulations, the Portfolios defer and treat as having

                                BLACKROCK FUNDS

arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

     At September 30, 2003, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:


                                                                   EXPIRING SEPTEMBER 30
                                      --------------------------------------------------------------------------------
                                         2007         2008          2009         2010          2011          TOTAL
                                      ---------- -------------- ------------ ------------ ------------- --------------
   Intermediate Government Bond
    Portfolio ....................... $      -     $ 1,284,135  $        -   $        -   $         -   $  1,284,135
   GNMA Portfolio ...................        -               -           -      603,989     1,576,264      2,180,253
   High Yield Bond Portfolio ........  683,582         603,164   1,980,685    3,431,765    11,307,183     18,006,379

(G) Contingencies

     In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

                                BLACKROCK FUNDS

                             ADDITIONAL INFORMATION


(A) PricewaterhouseCoopers LLP ("PwC"), the Fund's former independent auditor, has been hired as an internal audit supporting service provider by The PNC Financial Services Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain services to PNC and its affiliates which would have caused PwC to no longer be independent with respect to the Fund, PwC declined to stand for re-election as independent auditor of the Fund after the completion of the fiscal 2003 audit.

     The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent auditor to audit the Fund's financial statements for fiscal year 2004. A majority of the Fund's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP as the Fund's independent auditor for the Fund's fiscal 2004 audit on November 21, 2003, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

(B) As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

                                BLACKROCK FUNDS



Investment Adviser
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809

Sub-Adviser
     BlackRock Financial Management, Inc.
     New York, New York 10022

Custodian
     PFPC Trust Co.
     Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent
     PFPC Inc.
     Wilmington, Delaware 19809

Distributor
     BlackRock Distributors, Inc.
     King of Prussia, Pennsylvania 19406

Co-Administrator
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809

Counsel
     Simpson Thacher & Bartlett LLP
     New York, New York 10017

Independent Auditors
     Deloitte & Touche LLP
     Philadelphia, Pennsylvania 19103

The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at 1-800-441-7762.

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-441-7762, or on the SEC's website at http://www.sec.gov.

                                BLACKROCK FUNDS

                                 FUND SPECTRUM

BlackRock Funds is a leading mutual fund company currently managing approximately $19 billion in the following portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing.

STOCK PORTFOLIOS
-------------------------------
  Large Cap Value Equity               Global Science & Technology Opportunities
  Large Cap Growth Equity              European Equity
  Mid-Cap Value Equity                 International Equity
  Mid-Cap Growth Equity                International Opportunities
  Small Cap Value Equity               Asia Pacific Equity
  Small Cap Core Equity                Select Equity
  Small Cap Growth Equity              Index Equity
  U.S. Opportunities

STOCK & BOND PORTFOLIOS
-------------------------------
  Balanced

BOND PORTFOLIOS
-------------------------------
  Enhanced Income                      Managed Income
  Low Duration Bond                    Core Bond Total Return
  Intermediate Government Bond         Core PLUS Total Return
  Intermediate Bond                    International Bond
  Government Income                    High Yield Bond
  GNMA

TAX-FREE BOND PORTFOLIOS
-------------------------------
  UltraShort Municipal                 Ohio Tax-Free Income
  Tax-Free Income                      Delaware Tax-Free Income
  Pennsylvania Tax-Free Income         Kentucky Tax-Free Income
  New Jersey Tax-Free Income

MONEY MARKET PORTFOLIOS
-------------------------------
  Money Market                         North Carolina Municipal Money Market
  U.S. Treasury Money Market           Ohio Municipal Money Market
  Municipal Money Market               Pennsylvania Municipal Money Market
  New Jersey Municipal Money Market    Virginia Municipal Money Market

                             SHAREHOLDER PRIVILEGES

ACCOUNT INFORMATION
Call us at 1-800-441-7762 to get information about your account balances, recent transactions and share prices.
Note: Institutional and Service Share Class investors should call
1-800-441-7450.
You can also reach us on the web at www.blackrock.com.

AUTOMATIC INVESTMENT PLANS
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

SYSTEMATIC WITHDRAWAL PLANS
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

RETIREMENT PLANS
Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell and Simple IRA's.

ADDITIONAL INFORMATION ABOUT THE BLACKROCK FUNDS
For additional reports or additional information, as well as more current information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call 1-888-825-2257.

Shares of the Fund are not deposits or obligations of, or
guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve
Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss
of the principal amount invested.                                      BlackRock




BND-SEMI1

FIXED INCOME     LIQUIDITY    EQUITIES    ALTERNATIVES    BLACKROCK SOLUTIONS


BlackRock Funds
Tax-Free Bond Portfolios


Semi-Annual Report to Shareholders
March 31, 2004 (Unaudited)


[GRAPHIC]



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE                                                     BlackRock

                                BLACKROCK FUNDS
                            TAX-FREE BOND PORTFOLIOS

* UltraShort Municipal                    * New Jersey Tax-Free Income
* Tax-Free Income                         * Ohio Tax-Free Income
* Pennsylvania Tax-Free Income            * Delaware Tax-Free Income
                                          * Kentucky Tax-Free Income


                                TABLE OF CONTENTS

Shareholder Letter..........................................................1
Portfolio Summaries
  Tax-Free Income...........................................................2
  Pennsylvania Tax-Free Income..............................................3
  New Jersey Tax-Free Income................................................4
  Ohio Tax-Free Income......................................................5
  Delaware Tax-Free Income..................................................6
  Kentucky Tax-Free Income..................................................7
  Note on Performance Information...........................................8
Statement of Net Assets/Schedule of Investments..........................9-30
  New Jersey Tax-Free Income Statement of Assets and Liabilities...........24
Portfolio Financial Statements
  Statements of Operations..............................................32-33
  Statements of Changes in Net Assets...................................34-35
  Financial Highlights..................................................36-43
Notes to Financial Statements...........................................44-56
Additional Information.....................................................57

--------------------------------------------------------------------------------

                      PRIVACY PRINCIPLES OF BLACKROCK FUNDS

BlackRock Funds is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock Funds collects, how we protect that information, and why in certain cases we may share such information with select other parties.

BlackRock Funds does not receive any nonpublic personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record owners of BlackRock Funds, BlackRock Funds receives nonpublic personal information on account applications or other forms. With respect to these shareholders, BlackRock Funds also has access to specific information regarding their transactions in BlackRock Funds.

BlackRock Funds does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders' accounts (for example, to a transfer agent). BlackRock Funds restricts access to nonpublic personal information about its shareholders to BlackRock employees with a legitimate business need for the information. BlackRock Funds maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

--------------------------------------------------------------------------------

                                BLACKROCK FUNDS


March 31, 2004


Dear Shareholder:

     We are pleased to present the Semi-Annual Report to Shareholders of the BlackRock Funds' Tax-Free Bond Portfolios for the six-months ended March 31, 2004. The Semi-Annual Report includes important information on each Portfolio, and is organized as follows:

o Portfolio Summary - discusses recent portfolio management activity and highlights total returns.

o Statement of Net Assets (or Schedule of Investments/Statement of Assets and Liabilities) - lists portfolio holdings and includes each holding's market value and par amount/number of shares as of March 31, 2004. The Statement of Net Assets also contains the net asset value for each share class of a Portfolio. If your Portfolio has a Schedule of Investments, then the net asset value for each share class may be found in the Statement of Assets and Liabilities.

o Statement of Operations - displays the components of each Portfolio's investment income and provides a detailed look at each Portfolio's expenses. The Statement of Operations also lists the aggregate change in value of a Portfolio's securities due to market fluctuations and security sales.

o Statement of Changes in Net Assets - compares Portfolio information from the prior period to the current period. Specifically, it details shareholder distributions by share class, aggregate realized gains and losses, and the change in net assets from the beginning of the period to the end of the period.

o Financial Highlights - include each Portfolio's expense ratios, net asset values, total returns, distributions per share, and turnover ratios for the current period and the last five years or since inception.

o Notes to Financial Statements - provide additional information on fees, a summary of significant accounting policies, a list of affiliated transactions, and a summary of purchases and sales of securities.

     In addition to these items, a summary of shareholder privileges is listed on the inside back cover of the report. Here, shareholders can find information on how to access account balances, recent transactions, and share prices. It also includes a summary of the Fund's various investment plans.

     We hope you find the report informative, and we thank you for making BlackRock part of your investment strategy.


Sincerely,


/s/ Anne Ackerley

Anne Ackerley
Managing Director
BlackRock Advisors,Inc.

                           TAX-FREE INCOME PORTFOLIO

Total Net Assets (3/31/04): $466.2 million


Investment Approach

     Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities), the interest on which the fund manager believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax ("municipal securities"). The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The Portfolio emphasizes municipal securities in the ten to twenty year maturity range.

Recent Portfolio Management Activity

     o All share classes of the Portfolio underperformed relative to the Lipper Peer Group (General Municipal Debt Funds) during the semi-annual period. Late in December 2003, the Portfolio received approximately $93 million in new assets, which shortened its duration by approximately 1.4 years. The Portfolio maintained a shorter duration relative to its peers during the first quarter of 2004 in anticipation of rising interest rates, which hurt relative performance. The Portfolio is particularly underweight the long-end of the yield curve and par-to-discount coupons compared to the Lehman Municipal Bond Index. Although its concentration in premium callable securities generates attractive levels of income, it causes the Portfolio to underperform in a rallying marketplace. As the Portfolio is structured for a correction in interest rates, we would expect the Portfolio to outperform its peer group in a correction and lag in an additional decline in interest rates.

     o While demand remained robust for municipal securities throughout 2003, the sources of demand changed from the previous year. With municipals trading for the majority of 2003 at or near record cheap levels compared to Treasuries, they witnessed a dramatic increase in demand from hedge funds and institutional accounts. At the same time, the demand from retail investors declined as the year went on and prospects in equities improved. Low absolute yield levels continued to pressure demand during the first quarter of 2004. Additionally, buyers of municipals were not convinced that rates would trend lower, and more importantly, did not want to purchase bonds that were being printed in the new issue market. The pace of supply declined in both October and November, but December saw $30 billion in new supply, which was a 12% increase over the prior year. For the first two months of 2004 new issue supply declined again versus the same period last year, but March new issue supply increased 36%, totaling $38 billion by month-end. Issuance was heaviest during the last week of the month, which proved to be the heaviest week of supply year-to-date 2004. The dramatically increased supply shift caught market participants off guard after the decline in both January and February and contributed to the municipal market's underperformance versus U.S. Treasuries during the first quarter of 2004. For the semi-annual period, municipals outperformed U.S. Treasuries.

     o Consistent with improving economic conditions at the national level, state budgets improved during the period. States have been reporting better then expected tax collections for fiscal year 2004, which BlackRock believes is a strong positive although some states are still projecting deficits for fiscal year 2005. This is a reversal from much of 2003, when states were drawing on reserves, raising taxes, cutting spending, increasing debt issuance and using various types of accounting and fiscal changes to cover budget deficits.


  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE TAX-FREE INCOME PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                                                          Lehman Brothers
                 Institutional          Investor A      Municipal Bond Index
                 -------------          ----------      ---------------------
03/31/1994          $ 10,000              $ 9,602             $ 10,000
06/30/1994            10,137                9,723               10,111
09/30/1994            10,171                9,746               10,180
12/31/1994            10,016                9,585               10,034
03/31/1995            10,835               10,358               10,743
06/30/1995            11,024               10,525               11,003
09/30/1995            11,345               10,817               11,319
12/31/1995            11,865               11,288               11,786
03/31/1996            11,764               11,190               11,644
06/30/1996            11,873               11,280               11,733
09/30/1996            12,190               11,567               12,003
12/31/1996            12,543               11,889               12,309
03/31/1997            12,533               11,865               12,280
06/30/1997            12,984               12,278               12,704
09/30/1997            13,420               12,676               13,087
12/31/1997            13,813               13,032               13,442
03/31/1998            13,995               13,187               13,596
06/30/1998            14,199               13,364               13,803
09/30/1998            14,608               13,733               14,227
12/31/1998            14,700               13,803               14,313
03/31/1999            14,776               13,858               14,439
06/30/1999            14,519               13,601               14,184
09/30/1999            14,363               13,439               14,127
12/31/1999            14,088               13,166               14,017
03/31/2000            14,492               13,528               14,428
06/30/2000            14,678               13,686               14,646
09/30/2000            15,053               14,019               15,000
12/31/2000            15,631               14,540               15,656
03/31/2001            15,935               14,806               16,003
06/30/2001            16,075               14,905               16,108
09/30/2001            16,529               15,323               16,560
12/31/2001            16,377               15,164               16,459
03/31/2002            16,533               15,277               16,614
06/30/2002            16,957               15,664               17,222
09/30/2002            17,369               16,026               18,040
12/31/2002            17,360               15,999               18,040
03/31/2003            17,363               15,983               18,257
06/30/2003            17,979               16,531               18,728
09/30/2003            17,959               16,493               18,743
12/31/2003            18,176               16,673               18,999
03/31/2004            18,361               16,823               19,327



                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return

                                     1 Year      3 Year      5 Year     10 Year
                                  -----------  ----------  ---------- ----------
BlackRock Class                       5.79%       4.85%       4.45%      6.27%
Institutional Class                   5.75%       4.84%       4.44%      6.27%
Service Class                         5.34%       4.50%       4.11%      5.95%
Investor A Class (Load Adjusted)      1.07%       2.94%       3.11%      5.34%
Investor A Class (NAV)                5.26%       4.35%       3.95%      5.77%
Investor B Class (Load Adjusted)     (0.02)%      2.48%       2.84%      5.16%
Investor B Class (NAV)                4.48%       3.57%       3.18%      5.16%
Investor C Class (Load Adjusted)      3.48%       3.57%       3.18%      5.16%
Investor C Class (NAV)                4.48%       3.57%       3.18%      5.16%
--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 5/14/90; INSTITUTIONAL SHARES, 1/21/93; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 7/18/96, INVESTOR C SHARES, 2/28/97 AND BLACKROCK SHARES, 12/22/03. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH/+/ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                    PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

Total Net Assets (3/31/04): $765.9 million


Investment Approach

     Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Pennsylvania state income tax ("municipal securities"). The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Pennsylvania). The Portfolio emphasizes municipal securities in the ten to twenty year maturity range.

Recent Portfolio Management Activity

     o All share classes of the Portfolio underperformed the Lipper Peer Group (Pennsylvania Municipal Debt Funds) for the semi-annual period. The Portfolio's shorter duration versus its peers hurt performance for the period. During the first half of the period, the negative convexity on the long premium coupons held in the Portfolio and its focus on higher quality securities also contributed to relative underperformance. Convexity measures the rate at which duration changes when interest rates rise or fall. The duration of a security with negative convexity shortens more as interest rates fall. The Portfolio's defensive positioning is designed to produce attractive levels of tax-free income with lower interest rate exposure, but underperforms when interest rates decline.

     o A negative credit event in the second half of the period also negatively impacted performance. One credit representing approximately 2% of the Portfolio's assets was marked down approximately 15 percent during the first quarter due to concerns about the long-term health of the issuer, contributing about 40 basis points of underperformance. The bonds financed the construction of the Hyatt Hotel at the Pittsburgh airport. Concerns associated with the economic troubles facing both U.S. Airways (the primary service provider at the airport) and the city of Pittsburgh contributed to the decline.

     o While demand remained robust for municipal securities throughout 2003, the sources of demand changed from the previous year. With municipals trading for the majority of 2003 at or near record cheap levels compared to Treasuries, they witnessed a dramatic increase in demand from hedge funds and institutional accounts. At the same time, the demand from retail declined as the year went on and prospects in equities improved. Low absolute yield levels continued to pressure demand during the first quarter of 2004. Additionally, end buyers of municipals were not convinced that rates would trend lower, and more importantly, did not want to purchase bonds that were being printed in the new issue market. The pace of supply declined in both October and November, but December saw $30 billion in new supply, which was a 12% increase over the prior year. For the first two months of 2004 new issue supply declined again versus the same period last year, but March new issue supply increased 36%, totaling $38 billion by month-end. Issuance was heaviest during the last week of the month, which proved to be the heaviest week of supply year-to-date 2004. The dramatically increased supply shift caught market participants off guard after the decline in both January and February and contributed to the municipal market's underperformance versus U.S. Treasuries during the first quarter of 2004. For the semi-annual period, municipals outperformed U.S. Treasuries.

     o Consistent with improving economic conditions at the national level, state budgets improved during the period. States have been reporting better then expected tax collections for fiscal year 2004, which BlackRock believes is a strong positive although some states are still projecting deficits for fiscal year 2005. This is a reversal from much of 2003, when states were drawing on reserves, raising taxes, cutting spending, increasing debt issuance and using various types of accounting and fiscal changes to cover budget deficits.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PA TAX-FREE INCOME
 PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FOR THE PAST TEN YEARS.


                                  [LINE CHART]

                                                          Lehman Brothers
                 Institutional          Investor A      Municipal Bond Index
                 -------------          ----------     -------------------------
03/31/1994          $ 10,000              $ 9,603             $ 10,000
06/30/1994            10,125                9,723               10,111
09/30/1994            10,188                9,772               10,180
12/31/1994             9,935                9,519               10,034
03/31/1995            10,696               10,237               10,743
06/30/1995            10,943               10,461               11,003
09/30/1995            11,290               10,780               11,319
12/31/1995            11,765               11,219               11,786
03/31/1996            11,628               11,077               11,644
06/30/1996            11,732               11,163               11,733
09/30/1996            12,001               11,407               12,003
12/31/1996            12,307               11,684               12,309
03/31/1997            12,261               11,629               12,280
06/30/1997            12,638               11,973               12,704
09/30/1997            13,012               12,314               13,087
12/31/1997            13,377               12,646               13,442
03/31/1998            13,540               12,786               13,596
06/30/1998            13,756               12,976               13,803
09/30/1998            14,120               13,304               14,227
12/31/1998            14,195               13,360               14,313
03/31/1999            14,309               13,453               14,439
06/30/1999            14,072               13,215               14,184
09/30/1999            14,005               13,137               14,127
12/31/1999            13,870               12,997               14,017
03/31/2000            14,222               13,312               14,428
06/30/2000            14,428               13,489               14,646
09/30/2000            14,775               13,798               15,000
12/31/2000            15,252               14,227               15,656
03/31/2001            15,597               14,518               16,003
06/30/2001            15,645               14,546               16,108
09/30/2001            16,053               14,922               16,560
12/31/2001            15,972               14,815               16,459
03/31/2002            16,097               14,914               16,614
06/30/2002            16,635               15,409               17,222
09/30/2002            17,101               15,822               18,040
12/31/2002            17,140               15,825               18,040
03/31/2003            17,302               15,971               18,257
06/30/2003            17,738               16,340               18,728
09/30/2003            17,642               16,232               18,743
12/31/2003            17,867               16,419               18,999
03/31/2004            17,980               16,519               19,327


                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return
                                    1 Year     3 Year    5 Year    10 Year
                                   ---------   --------  --------  --------
Institutional Class                  3.92%      4.85%     4.67%     6.04%
Service Class                        3.61%      4.55%     4.34%     5.72%
Investor A Class (Load Adjusted)    (0.74)%     2.99%     3.34%     5.15%
Investor A Class (NAV)               3.43%      4.40%     4.19%     5.57%
Investor B Class (Load Adjusted)    (1.78)%     2.55%     3.01%     4.87%
Investor B Class (NAV)               2.68%      3.65%     3.35%     4.87%
Investor C Class (Load Adjusted)     1.77%      3.64%     3.42%     4.90%
Investor C Class (NAV)               2.76%      3.64%     3.42%     4.90%
--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL AND INVESTOR A SHARES, 12/1/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94 AND INVESTOR C SHARES, 8/14/98. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH/+/ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                     NEW JERSEY TAX-FREE INCOME PORTFOLIO

Total Net Assets (3/31/04): $196.7 million

Investment Approach

     Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and New Jersey state income tax ("municipal securities"). The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of New Jersey). The Portfolio emphasizes municipal securities in the ten to twenty year maturity range.

Recent Portfolio Management Activity

     o All share classes of the Portfolio underperformed the Lipper Peer Group (New Jersey Municipal Debt Funds) for the semi-annual period. In line with BlackRock's overall interest rate strategy, the Portfolio's duration shortened versus its peers during the first half of the period. The Portfolio also maintained its high quality, premium coupon, callable security bias. In conjunction with the Portfolio's shorter duration, this bias led to the Portfolio's relative underperformance.

     o During the second half of the semi-annual period, the Portfolio received approximately $35 million in additional assets. The Portfolio maintained its duration of approximately 5.65 years with a bias towards higher coupon callable securities. New Jersey new issue supply declined during the first quarter of 2004. Supply in New Jersey continues to be met by strong retail demand.

     o For the semi-annual period as a whole, the Portfolio was structured defensively for an anticipated rise in interest rates. In a declining interest rate environment, the Portfolio will underperform.

     o While demand remained robust for municipal securities throughout 2003, the sources of demand changed from the previous year. With municipals trading for the majority of 2003 at or near record cheap levels compared to Treasuries, they witnessed a dramatic increase in demand from hedge funds and institutional accounts. At the same time, the demand from retail declined as the year went on and prospects in equities improved. Low absolute yield levels continued to pressure demand during the first quarter of 2004. Additionally, end buyers of municipals were not convinced that rates would trend lower, and more importantly, did not want to purchase bonds that were being printed in the new issue market. The pace of supply declined in both October and November, but December saw $30 billion in new supply, which was a 12% increase over the prior year. For the first two months of 2004 new issue supply declined again versus the same period last year, but March new issue supply increased 36%, totaling $38 billion by month-end. Issuance was heaviest during the last week of the month, which proved to be the heaviest week of supply year-to-date 2004. The dramatically increased supply shift caught market participants off guard after the decline in both January and February and contributed to the municipal market's underperformance versus U.S. Treasuries during the first quarter of 2004. For the semi-annual period, municipals outperformed U.S. Treasuries.

     o Consistent with improving economic conditions at the national level, state budgets improved during the period. States have been reporting better then expected tax collections for fiscal year 2004, which BlackRock believes is a strong positive although some states are still projecting deficits for fiscal year 2005. This is a reversal from much of 2003, when states were drawing on reserves, raising taxes, cutting spending, increasing debt issuance and using various types of accounting and fiscal changes to cover budget deficits.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NJ TAX-FREE INCOME
 PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FOR THE PAST TEN YEARS.


                                  [LINE CHART]

                                                          Lehman Brothers
                       Service          Investor A      Municipal Bond Index
                    ----------          ----------     -------------------------
03/31/1994            $ 10,000            $ 9,601             $ 10,000
06/30/1994              10,109              9,705               10,111
09/30/1994              10,173              9,766               10,180
12/31/1994              10,050              9,649               10,034
03/31/1995              10,667             10,241               10,743
06/30/1995              10,876             10,442               11,003
09/30/1995              11,158             10,713               11,319
12/31/1995              11,551             11,090               11,786
03/31/1996              11,449             10,982               11,644
06/30/1996              11,481             11,008               11,733
09/30/1996              11,681             11,195               12,003
12/31/1996              11,972             11,471               12,309
03/31/1997              11,940             11,435               12,280
06/30/1997              12,274             11,750               12,704
09/30/1997              12,628             12,084               13,087
12/31/1997              12,961             12,397               13,442
03/31/1998              13,068             12,494               13,596
06/30/1998              13,259             12,671               13,803
09/30/1998              13,675             13,063               14,227
12/31/1998              13,735             13,115               14,313
03/31/1999              13,780             13,152               14,439
06/30/1999              13,497             12,877               14,184
09/30/1999              13,449             12,826               14,127
12/31/1999              13,353             12,729               14,017
03/31/2000              13,620             12,977               14,428
06/30/2000              13,815             13,158               14,646
09/30/2000              14,100             13,424               15,000
12/31/2000              14,649             13,941               15,656
03/31/2001              14,993             14,262               16,003
06/30/2001              15,072             14,319               16,108
09/30/2001              15,474             14,708               16,560
12/31/2001              15,296             14,532               16,459
03/31/2002              15,529             14,735               16,614
06/30/2002              16,064             15,249               17,222
09/30/2002              16,579             15,718               18,040
12/31/2002              16,593             15,737               18,040
03/31/2003              16,757             15,873               18,257
06/30/2003              17,177             16,278               18,728
09/30/2003              17,049             16,150               18,743
12/31/2003              17,264             16,333               18,999
03/31/2004              17,482             16,532               19,327



                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                                            Average Annual Total Return
                                        1 Year   3 Year   5 Year   10 Year
                                        ------   ------   ------   -------
    Institutional Class                  4.64%    5.57%    5.19%    5.93%
    Service Class                        4.32%    5.25%    4.87%    5.74%
    Investor A Class (Load Adjusted)    (0.06)%   3.62%    3.83%    5.16%
    Investor A Class (NAV)               4.15%    5.05%    4.68%    5.58%
    Investor B Class(Load Adjusted)     (1.02)%   3.21%    3.57%    4.99%
    Investor B Class (NAV)               3.46%    4.29%    3.92%    4.99%
    Investor C Class(Load Adjusted)      2.37%    4.29%    3.95%    4.99%
    Investor C Class (NAV)               3.36%    4.29%    3.95%    4.99%
--------------------------------------------------------------------------------


THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: SERVICE SHARES, 7/1/91; INVESTOR A SHARES, 1/26/96; INVESTOR B SHARES, 7/2/96; INSTITUTIONAL SHARES, 5/4/98 AND INVESTOR C SHARES, 12/9/98. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH* ABOVE.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                        OHIO TAX-FREE INCOME PORTFOLIO

Total Net Assets (3/31/04): $119.5 million


Investment Approach

     Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Ohio state income tax ("municipal securities"). The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Ohio). The Portfolio emphasizes municipal securities in the ten to twenty year maturity range.

Recent Portfolio Management Activity

     o For the semi-annual period, all share classes of the Portfolio underperformed the Lipper Peer Group (Ohio Municipal Debt Funds). The Portfolio maintained a high quality, premium coupon, callable security bias for the period. During the first half of the period, the Portfolio reduced its duration to be shorter than its peers, in line with BlackRock's overall interest rate strategy. The Portfolio was well structured for an anticipated rise in interest rates, but underperformed when interest rates declined. Although there was healthy issuance in Ohio during the second half of the period, the Portfolio had relatively little turnover.

     o While demand remained robust for municipal securities throughout 2003, the sources of demand changed from the previous year. With municipals trading for the majority of 2003 at or near record cheap levels compared to Treasuries, they witnessed a dramatic increase in demand from hedge funds and institutional accounts. At the same time, the demand from retail declined as the year went on and prospects in equities improved. Low absolute yield levels continued to pressure demand during the first quarter of 2004. Additionally, end buyers of municipals were not convinced that rates would trend lower, and more importantly, did not want to purchase bonds that were being printed in the new issue market. The pace of supply declined in both October and November, but December saw $30 billion in new supply, which was a 12% increase over the prior year. For the first two months of 2004 new issue supply declined again versus the same period last year, but March new issue supply increased 36%, totaling $38 billion by month-end. Issuance was heaviest during the last week of the month, which proved to be the heaviest week of supply year-to-date 2004. The dramatically increased supply shift caught market participants off guard after the decline in both January and February and contributed to the municipal market's underperformance versus U.S. Treasuries during the first quarter of 2004. For the semi-annual period, municipals outperformed U.S. Treasuries.

     o Consistent with improving economic conditions at the national level, state budgets improved during the period. States have been reporting better then expected tax collections for fiscal year 2004, which BlackRock believes is a strong positive although some states are still projecting deficits for fiscal year 2005. This is a reversal from much of 2003, when states were drawing on reserves, raising taxes, cutting spending, increasing debt issuance and using various types of accounting and fiscal changes to cover budget deficits.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OH TAX-FREE INCOME
 PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FOR THE PAST TEN YEARS.


                                  [LINE CHART]

                                                          Lehman Brothers
                 Institutional          Investor A      Municipal Bond Index
                 -------------          ----------     -------------------------
03/31/1994          $ 10,000              $ 9,595             $ 10,000
06/30/1994            10,094                9,686               10,111
09/30/1994            10,148                9,737               10,180
12/31/1994             9,967                9,559               10,034
03/31/1995            10,706               10,263               10,743
06/30/1995            10,924               10,463               11,003
09/30/1995            11,240               10,757               11,319
12/31/1995            11,739               11,226               11,786
03/31/1996            11,551               11,033               11,644
06/30/1996            11,649               11,113               11,733
09/30/1996            11,927               11,366               12,003
12/31/1996            12,228               11,638               12,309
03/31/1997            12,196               11,594               12,280
06/30/1997            12,573               11,939               12,704
09/30/1997            12,945               12,278               13,087
12/31/1997            13,287               12,587               13,442
03/31/1998            13,408               12,688               13,596
06/30/1998            13,622               12,875               13,803
09/30/1998            14,053               13,267               14,227
12/31/1998            14,132               13,325               14,313
03/31/1999            14,231               13,403               14,439
06/30/1999            13,892               13,068               14,184
09/30/1999            13,859               13,022               14,127
12/31/1999            13,704               12,861               14,017
03/31/2000            14,087               13,205               14,428
06/30/2000            14,294               13,397               14,646
09/30/2000            14,623               13,676               15,000
12/31/2000            15,238               14,235               15,656
03/31/2001            15,648               14,600               16,003
06/30/2001            15,754               14,682               16,108
09/30/2001            16,292               15,166               16,560
12/31/2001            16,131               14,999               16,459
03/31/2002            16,323               15,159               16,614
06/30/2002            16,986               15,757               17,222
09/30/2002            17,661               16,364               18,040
12/31/2002            17,643               16,313               18,040
03/31/2003            17,817               16,470               18,257
06/30/2003            18,287               16,885               18,728
09/30/2003            18,153               16,741               18,743
12/31/2003            18,399               16,949               18,999
03/31/2004            18,626               17,138               19,327


                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                                           Average Annual Total Return
                                      1 Year     3 Year   5 Year    10 Year
                                      -------    ------   ------    -------
   Institutional Class                 4.54%      5.98%    5.53%     6.42%
   Service Class                       4.23%      5.66%    5.22%     6.11%
   Investor A Class (Load Adjusted)   (0.07)%     4.07%    4.18%     5.53%
   Investor A Class (NAV)              4.05%      5.49%    5.04%     5.97%
   Investor B Class (Load Adjusted)   (1.23)%     3.63%    3.92%     5.23%
   Investor B Class (NAV)              3.27%      4.70%    4.26%     5.23%
   Investor C Class (Load Adjusted)    2.27%      4.70%    4.26%     5.23%
   Investor C Class (NAV)              3.27%      4.70%    4.26%     5.23%
--------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL AND INVESTOR A SHARES, 12/1/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/13/94 AND INVESTOR C SHARES, 8/26/98. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH/+/ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                      DELAWARE TAX-FREE INCOME PORTFOLIO

Total Net Assets (3/31/04): $91.2 million


Investment Approach

     Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Delaware state income tax ("municipal securities"). The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers (including issuers located outside of Delaware). The Portfolio emphasizes municipal securities in the ten to twenty year maturity range.

Recent Portfolio Management Activity

     o All share classes of the Portfolio underperformed the Lipper Peer Group (Other States Municipal Debt Funds) during the semi-annual period. Issuance increased during 2003, although low absolute levels of supply limited choices for new purchases. Duration continued to be the primary source of performance in the Portfolio versus its peer group. The Portfolio maintained its high quality, premium coupon bias and opportunistically managed its duration. At the same time, it maintained a relatively high convexity, which measures the rate at which the Portfolio's duration changes when interest rates rise or fall. This contributed positively to performance, as positive convexity can translate into greater price gains as interest rates fall, offsetting the effects of a Portfolio's shorter duration.

     o During the second half of the period, the Portfolio modestly increased its duration to be more in-line with the average duration of its peers. This duration extension was a result of placing some cash to work in order to enhance the Portfolio's income generating capacity. The average duration of the Delaware peer group appears to be moderately longer than that of other states where BlackRock has mutual funds. Over the last nine months, the Portfolio had over $10 million in net subscriptions, growing the fund by approximately 13%. During the first quarter of 2004, Delaware witnessed the third largest net supply issuance of any state. The Portfolio made relatively few purchases during the quarter, however, as we felt most of the new issues did not offer attractive return horizons.

     o While demand remained robust for municipal securities throughout 2003, the sources of demand changed from the previous year. With municipals trading for the majority of 2003 at or near record cheap levels compared to Treasuries, they witnessed a dramatic increase in demand from hedge funds and institutional accounts. At the same time, the demand from retail declined as the year went on and prospects in equities improved. Low absolute yield levels continued to pressure demand during the first quarter of 2004. Additionally, end buyers of municipals were not convinced that rates would trend lower, and more importantly, did not want to purchase bonds that were being printed in the new issue market. The pace of supply declined in both October and November, but December saw $30 billion in new supply, which was a 12% increase over the prior year. For the first two months of 2004 new issue supply declined again versus the same period last year, but March new issue supply increased 36%, totaling $38 billion by month-end. Issuance was heaviest during the last week of the month, which proved to be the heaviest week of supply year-to-date 2004. The dramatically increased supply shift caught market participants off guard after the decline in both January and February and contributed to the municipal market's underperformance versus U.S. Treasuries during the first quarter of 2004. For the semi-annual period, municipals outperformed U.S. Treasuries.

     o Consistent with improving economic conditions at the national level, state budgets improved during the period. States have been reporting better then expected tax collections for fiscal year 2004, which BlackRock believes is a strong positive although some states are still projecting deficits for fiscal year 2005. This is a reversal from much of 2003, when states were drawing on reserves, raising taxes, cutting spending, increasing debt issuance and using various types of accounting and fiscal changes to cover budget deficits.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DE TAX-FREE INCOME
 PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FOR THE PAST TEN YEARS.


                                  [LINE CHART]

                                                         Lehman Brothers
                 Institutional          Investor A     Municipal Bond Index
                 -------------          ----------     -------------------------
03/31/1994          $ 10,000              $ 9,600             $ 10,000
06/30/1994            10,159                9,742               10,111
09/30/1994            10,224                9,792               10,180
12/31/1994            10,133                9,693               10,034
03/31/1995            10,625               10,153               10,743
06/30/1995            10,868               10,372               11,003
09/30/1995            11,157               10,635               11,319
12/31/1995            11,460               10,911               11,786
03/31/1996            11,413               10,854               11,644
06/30/1996            11,461               10,887               11,733
09/30/1996            11,639               11,043               12,003
12/31/1996            11,877               11,256               12,309
03/31/1997            11,855               11,222               12,280
06/30/1997            12,148               11,486               12,704
09/30/1997            12,429               11,738               13,087
12/31/1997            12,640               11,923               13,442
03/31/1998            12,752               12,014               13,596
06/30/1998            12,954               12,191               13,803
09/30/1998            13,401               12,598               14,227
12/31/1998            13,485               12,661               14,313
03/31/1999            13,601               12,755               14,439
06/30/1999            13,299               12,457               14,184
09/30/1999            13,253               12,400               14,127
12/31/1999            13,167               12,304               14,017
03/31/2000            13,523               12,623               14,428
06/30/2000            13,710               12,782               14,646
09/30/2000            13,983               13,021               15,000
12/31/2000            14,507               13,494               15,656
03/31/2001            14,831               13,779               16,003
06/30/2001            14,893               13,821               16,108
09/30/2001            15,403               14,278               16,560
12/31/2001            15,206               14,079               16,459
03/31/2002            15,367               14,211               16,614
06/30/2002            16,011               14,790               17,222
09/30/2002            16,752               15,456               18,040
12/31/2002            16,675               15,352               18,040
03/31/2003            16,805               15,469               18,257
06/30/2003            17,314               15,919               18,728
09/30/2003            17,191               15,787               18,743
12/31/2003            17,400               15,975               18,999
03/31/2004            17,564               16,108               19,327


                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return
                                   1 Year     3 Year    5 Year    10 Year
                                  --------   --------  --------  ---------
Institutional Class                 4.52%      5.80%     5.25%     5.79%
Service Class                       4.21%      5.48%     4.94%     5.48%
Investor A Class (Load Adjusted)   (0.05)%     3.91%     3.93%     4.88%
Investor A Class (NAV)              4.13%      5.34%     4.78%     5.31%
Investor B Class (Load Adjusted)   (1.11)%     3.48%     3.65%     4.53%
Investor B Class (NAV)              3.36%      4.56%     4.00%     4.53%
Investor C Class (Load Adjusted)    2.26%      4.52%     3.98%     4.52%
Investor C Class (NAV)              3.25%      4.52%     3.98%     4.52%
--------------------------------------------------------------------------------

IN CONNECTION WITH THE CONVERSION OF VARIOUS COMMON TRUST FUNDS MAINTAINED BY PNC BANK AND PNC BANK, DELAWARE ("PNC-DE"), AN AFFILIATE OF PNC BANK, INTO THE FUND BETWEEN MAY 1 AND MAY 15, 1998 (THE "CTF CONVERSION"), THE DELAWARE TAX-FREE INCOME PORTFOLIO WAS ESTABLISHED TO RECEIVE THE ASSETS OF THE DE TAX-FREE INCOME FUND OF PNC-DE. PERFORMANCE INFORMATION PRESENTED FOR THIS PORTFOLIO INCLUDES PERFORMANCE FOR THE PREDECESSOR COMMON TRUST FUND WHICH TRANSFERRED ITS ASSETS AND LIABILITIES TO THE RELATED PORTFOLIO PURSUANT TO THE CTF CONVERSION. PERFORMANCE INFORMATION PRESENTED IS BASED UPON THE PERFORMANCE OF THE DE TAX-FREE INCOME FUND FOR PERIODS PRIOR TO THE CTF CONVERSION. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH/+/ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                      KENTUCKY TAX-FREE INCOME PORTFOLIO

Total Net Assets (3/31/04): $115.0 million

Investment Approach

     Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Kentucky state income tax ("municipal securities"). The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The Portfolio emphasizes municipal securities in the ten to twenty year maturity range.

Recent Portfolio Management Activity

     o All share classes of the Portfolio underperformed the Lipper Peer Group (Kentucky Municipal Debt Funds) for the semi-annual period, primarily as a result of the Portfolio's shorter duration and negative convexity on long callable bonds. Convexity measures the rate at which duration changes when interest rates rise or fall. The duration of a security with negative convexity shortens more as interest rates fall. During the first half of the period, the Portfolio reduced its duration to a position shorter than its peers. It maintained its high quality, premium coupon bias with a fair amount of diversification across the yield curve.

     o During the second half of the period, the Portfolio extended its duration by approximately 20 basis points to get closer to the peer group average. As rates experienced a modest decline in the long-end of the yield curve, the Portfolio's exposure to premium coupon callable securities was a modest negative for the quarter. Kentucky new issue supply during the first quarter of 2004 increased by 220% to $1.22 billion. Based on current portfolio design and the structure of the new issue market, the Portfolio had relatively little turnover.

     o While demand remained robust for municipal securities throughout 2003, the sources of demand changed from the previous year. With municipals trading for the majority of 2003 at or near record cheap levels compared to Treasuries, they witnessed a dramatic increase in demand from hedge funds and institutional accounts. At the same time, the demand from retail declined as the year went on and prospects in equities improved. Low absolute yield levels continued to pressure demand during the first quarter of 2004. Additionally, end buyers of municipals were not convinced that rates would trend lower, and more importantly, did not want to purchase bonds that were being printed in the new issue market. The pace of supply declined in both October and November, but December saw $30 billion in new supply, which was a 12% increase over the prior year. For the first two months of 2004 new issue supply declined again versus the same period last year, but March new issue supply increased 36%, totaling $38 billion by month-end. Issuance was heaviest during the last week of the month, which proved to be the heaviest week of supply year-to-date 2004. The dramatically increased supply shift caught market participants off guard after the decline in both January and February and contributed to the municipal market's underperformance versus U.S. Treasuries during the first quarter of 2004. For the semi-annual period, municipals outperformed U.S. Treasuries.

     o Consistent with improving economic conditions at the national level, state budgets improved during the period. States have been reporting better then expected tax collections for fiscal year 2004, which BlackRock believes is a strong positive although some states are still projecting deficits for fiscal year 2005. This is a reversal from much of 2003, when states were drawing on reserves, raising taxes, cutting spending, increasing debt issuance and using various types of accounting and fiscal changes to cover budget deficits.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KY TAX-FREE INCOME
 PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FOR THE PAST TEN YEARS.


                                  [LINE CHART]

                                                          Lehman Brothers
                 Institutional          Investor A      Municipal Bond Index
                 -------------          ----------     -------------------------
03/31/1994          $ 10,000              $ 9,597             $ 10,000
06/30/1994            10,129                9,710               10,111
09/30/1994            10,222                9,787               10,180
12/31/1994            10,117                9,675               10,034
03/31/1995            10,660               10,183               10,743
06/30/1995            10,909               10,408               11,003
09/30/1995            11,204               10,677               11,319
12/31/1995            11,477               10,924               11,786
03/31/1996            11,442               10,878               11,644
06/30/1996            11,477               10,899               11,733
09/30/1996            11,667               11,066               12,003
12/31/1996            11,892               11,267               12,309
03/31/1997            11,915               11,275               12,280
06/30/1997            12,209               11,540               12,704
09/30/1997            12,504               11,805               13,087
12/31/1997            12,766               12,037               13,442
03/31/1998            12,876               12,127               13,596
06/30/1998            13,092               12,316               13,803
09/30/1998            13,503               12,688               14,227
12/31/1998            13,576               12,742               14,313
03/31/1999            13,650               12,796               14,439
06/30/1999            13,398               12,546               14,184
09/30/1999            13,337               12,474               14,127
12/31/1999            13,248               12,376               14,017
03/31/2000            13,510               12,606               14,428
06/30/2000            13,676               12,759               14,646
09/30/2000            13,958               12,994               15,000
12/31/2000            14,409               13,398               15,656
03/31/2001            14,756               13,705               16,003
06/30/2001            14,858               13,783               16,108
09/30/2001            15,201               14,085               16,560
12/31/2001            15,042               13,922               16,459
03/31/2002            15,270               14,101               16,614
06/30/2002            15,707               14,503               17,222
09/30/2002            16,022               14,762               18,040
12/31/2002            16,069               14,803               18,040
03/31/2003            16,211               14,916               18,257
06/30/2003            16,616               15,256               18,728
09/30/2003            16,561               15,202               18,743
12/31/2003            16,773               15,364               18,999
03/31/2004            16,979               15,550               19,327


                        FOR PERIOD ENDING MARCH 31, 2004
--------------------------------------------------------------------------------
                           Average Annual Total Return
                                    1 Year     3 Year    5 Year   10 Year
                                   --------   --------  -------- ---------
Institutional Class                  4.74%      4.79%     4.46%    5.44%
Service Class                        4.42%      4.51%     4.17%    5.13%
Investor A Class (Load Adjusted)     0.07%      2.90%     3.13%    4.51%
Investor A Class (NAV)               4.25%      4.30%     3.97%    4.94%
Investor B Class (Load Adjusted)    (1.01)%     2.44%     2.86%    4.16%
Investor B Class (NAV)               3.47%      3.52%     3.20%    4.16%
Investor C Class (Load Adjusted)     2.57%      3.55%     3.26%    4.19%
Investor C Class (NAV)               3.57%      3.55%     3.26%    4.19%
--------------------------------------------------------------------------------

IN CONNECTION WITH THE CONVERSION OF VARIOUS COMMON TRUST FUNDS MAINTAINED BY PNC BANK AND PNC BANK, DELAWARE ("PNC-DE "), AN AFFILIATE OF PNC BANK,INTO THE FUND BETWEEN MAY 1 AND MAY 15,1998 (THE "CTF CONVERSION"), THE KENTUCKY TAX-FREE INCOME PORTFOLIO WAS ESTABLISHED TO RECEIVE THE ASSETS OF THE KY TAX-FREE INCOME FUND OF PNC BANK.PERFORMANCE INFORMATION PRESENTED FOR THIS PORTFOLIO INCLUDES PERFORMANCE FOR THE PREDECESSOR COMMON TRUST FUND WHICH TRANSFERRED ITS ASSETS AND LIABILITIES TO THE RELATED PORTFOLIO PURSUANT TO THE CTF CONVERSION. PERFORMANCE INFORMATION PRESENTED IS BASED UPON THE PERFORMANCE OF THE KY TAX-FREE INCOME FUND FOR PERIODS PRIOR TO THE CTF CONVERSION. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 8 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH/+/ ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                BLACKROCK FUNDS

                        NOTE ON PERFORMANCE INFORMATION


     The performance information above includes information for each class of each Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. In the case of Investor A, Investor B, Investor C and Service Shares, the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

     Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares are as follows:
UltraShort Municipal - 3.00% and Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income - 4.00%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50% and 1.00%, respectively.

     The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios' returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors, Inc. is under no obligation to waive or continue waiving its fees after February 1, 2005. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+ The performance shown in the line graph is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

* The performance shown in the line graph is that of Service Shares and Investor A Shares of the Portfolios. The actual performance of Investor B and Investor C Shares is lower than the performance of Service Shares because Investor B and Investor C Shares have higher expenses than Service Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                         ULTRASHORT MUNICIPAL PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- ------------
MUNICIPAL BONDS - 73.8%
Alaska - 3.6%
  Alaska Hsg. Fin. Corp. Rev., St. Cap.
    Prj., Ser. 98A-2
    5.00%                                12/01/04     $  500    $  509,445
  Valdez Marine Term. Rev., Phillips
    Trans., Inc. Prj., Ser. 85
    1.50%                                05/03/04        600       599,994
                                                                ----------
                                                                 1,109,439
                                                                ----------
California - 1.6%
  California Dept. Wtr. Res. Pwr. Sply.
    Rev., Ser. 02E
    3.58%                                05/01/04        500       500,746
                                                                ----------
Colorado - 3.7%
  Denver City & Cnty. G.O., Ser. 99B
    5.75%                                08/01/08      1,000     1,141,660
                                                                ----------
Connecticut - 1.6%
  Connecticut Supplemental Tax Oblig.
    Rev., Trans. Infra. Prj., Ser. 03A
    2.00%                                09/01/04        500       501,975
                                                                ----------
Florida - 3.7%
  Gainsville Util. Sys. Rev., Ser. 03C
    5.00%                                10/01/08      1,000     1,117,350
                                                                ----------
Illinois - 4.2%
  Chicago Pub. Bldg. Comm. Bldg.
    Rev., Chicago Transit Auth. Prj.,
    Ser. 03
    5.00%                                03/01/05        750       776,828
  Chicago Trans. Auth. Cap. Gtd. Tr.
    Receipts Rev., Ser. 03A
    4.00%                                06/01/06        500       501,994
                                                                ----------
                                                                 1,278,822
                                                                ----------
Indiana - 4.1%
  Indiana Bd. Bank Rev., Midyear Fdg.
    Prog. Notes Prj., Ser. 03A
    1.25%                                04/15/04      1,000     1,000,090
  Munster Sch. Bldg. Corp. Rev., First
    Mtg. Prj., Prerefunded Ser. 96
    5.70%                                01/15/05        230       240,596
                                                                ----------
                                                                 1,240,686
                                                                ----------
Louisiana - 1.8%
  New Orleans Drain Sys. Rev., Ser.
    02
    6.00%                                12/01/04        535       552,425
                                                                ----------
Maryland - 3.7%
  Maryland St. G.O., St. & Loc. Facs.
    Ln. Prj., Ser. 03
    5.00%                                08/01/08      1,000     1,119,710
                                                                ----------
Minnesota - 5.5%
  Minneapolis & St. Paul Met. Arpts.
    Comm. Arpt. Rev., Ser. 99B AMT
    5.50%                                01/01/10        500       556,415
  Minnesota St. G.O., Ser. 03
    5.00%                                08/01/08      1,000     1,117,510
                                                                ----------
                                                                 1,673,925
                                                                ----------
Nebraska - 3.3%
  Nebraska Pub. Pwr. Dist. Rev., Pwr.
    Sply. Sys. Prj., Prerefunded Ser.
    93C
    5.00%                                07/01/04      1,000     1,019,720
                                                                ----------

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- ------------
MUNICIPAL BONDS (Continued)
New Jersey - 3.7%
  New Jersey Econ. Dev. Auth. Mkt.
    Transition Fac. Rev., Sr. Lien Prj.,
    Prerefunded Ser. 94A
    5.80%                                07/01/04     $  700    $  722,127
  Newark G.O., Ser. 03
    4.00%                                07/15/08        385       412,656
                                                                ----------
                                                                 1,134,783
                                                                ----------
New Mexico - 3.3%
  Farmington Poll. Ctrl. Rev., Pub.
    Svcs. San Juan Prj., Ser. 03B
    2.10%                                04/01/33      1,000       997,100
                                                                ----------
New York - 10.5%
  New York City G.O., Ser. 95E
    6.60%                                08/01/04        500       508,925
  New York City G.O., Ser. 04I
    5.00%                                08/01/09        500       550,015
  New York St. Dorm. Auth. Rev.,
    Columbia Univ. Prj., Ser. 02B
    5.00%                                07/01/04        880       888,448
  New York St. Med. Care Fac. Fin.
    Agcy. Rev., New York Hosp. FHA
    Ins. Mtg. Prj., Prerefunded Ser.
    94A
    6.90%                                02/15/05        705       754,738
  New York Urban Dev. Corp. Rev.,
    Cmnty. Enhancement Fac. Prj.,
    Ser. 01A
    4.00%                                05/01/04        500       500,000
                                                                ----------
                                                                 3,202,126
                                                                ----------
Ohio - 0.8%
  Ohio Bldg. Auth. Rev., St. Fac.
    Admin. Bldg. Fd. Prj., Ser. 03A
    4.50%                                04/01/08        220       239,397
                                                                ----------
Pennsylvania - 0.8%
  Pennsylvania St. Tpke. Comm. Oil
    Franchise Tax Rev., Prerefunded
    Ser. 94A
    6.00%                                12/01/04        225       236,954
                                                                ----------
Puerto Rico - 5.0%
  Puerto Rico Cmwlth. G.O., Ser. 03
    2.00%                                07/30/04      1,000     1,003,390
  Puerto Rico Pub. Bldg. Auth. Rev.,
    Gtd. Govt. Fac. Prj., Ser. 02C
    5.00%                                07/01/05        500       521,010
                                                                ----------
                                                                 1,524,400
                                                                ----------
Texas - 5.2%
  Texas St. G.O., Ser. 03
    2.00%                                08/31/04      1,155     1,159,885
  Texas St. Tpke. Auth. Ctr. Tpke. Sys.
    Rev., Ser. 02
    5.00%                                06/01/08        385       426,611
                                                                ----------
                                                                 1,586,496
                                                                ----------
Utah - 1.8%
  Utah Assd. Mun. Pwr. Sys. Rev.,
    Payson Pwr. Prj., Ser. 03A
    5.00%                                04/01/08        500       551,575
                                                                ----------
Virginia - 1.0%
  Portsmouth G.O., Ser. 96
    5.00%                                08/01/04        290       293,776
                                                                ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                               9

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                   ULTRASHORT MUNICIPAL PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)


                                                      PAR/SHARES
                                           MATURITY     (000)        VALUE
                                          ---------- ----------- -------------
MUNICIPAL BONDS (Continued)
Wisconsin - 4.9%
  Wisconsin Clean Wtr. Rev.,
    Prerefunded Ser. 93-1
    5.12%                                 06/01/04      $1,500    $ 1,509,810
                                                                  -----------
TOTAL MUNICIPAL BONDS
  (Cost $22,565,352)                                               22,532,875
                                                                  -----------
SHORT TERM INVESTMENTS - 28.3%
  California Hlth. Fac. Fin. Auth. Rev.,
    Ser. 99 DN
    1.10%(b)                              04/07/04       1,000      1,000,000
  California Poll. Ctrl. Fin. Auth. Res.
    Recovery Rev., Burney Forest
    Products Prj., Ser. 88A DN
    1.07%(b)                              04/01/04         500        500,000
  Charter Mac Equity Issuer Tr. Rev.,
    Ser. 04 AMT DN
    1.16%(b)                              04/07/04       1,000      1,000,000
  Dallas-Fort Worth Intl. Arpt. Fac. Imp.
    Corp. Rev., United Parcel Service,
    Inc. Prj., Ser. 02 AMT DN
    1.10%(b)                              04/01/04       1,000      1,000,000
  Denver City & Cnty. Arpt. Rev., Ser.
    04 AMT DN
    1.12%(b)                              04/07/04       1,000      1,000,000
  Louisiana Pub. Fac. Auth. Rev., Tiger
    Athletic Foundation Prj., Ser. 99
    DN
    1.07%(b)                              04/07/04       1,000      1,000,000
  McIntosh Ind. Dev. Bd. Env. Imp.
    Rev., CIBC Spec. Prj., Ser. 98E
    AMT DN
    1.16%(b)                              04/01/04       1,000      1,000,000
  Minneapolis St. G.O., Library Prj.,
    Ser. 03 DN
    0.87%(b)                              04/07/04       1,000      1,000,000
  Wilmington Trust Tax-Free Money
    Market Fund                                          1,147      1,146,677
                                                                  -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $8,646,677)                                                 8,646,677
                                                                  -----------


                                                                      VALUE
                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $31,212,029(a))                               102.1%      $31,179,552
LIABILITIES IN EXCESS OF
  OTHER ASSETS                                        ( 2.1)%        (643,984)
                                                      -----       -----------
NET ASSETS (Applicable to
  2,684,995 BlackRock shares,
  372,505 Institutional shares, 10
  Service shares and 10 Investor A
  shares outstanding)                                 100.0%      $30,535,568
                                                      =====       ===========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($26,818,610/2,684,995)                                             $  9.99
                                                                      =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($3,716,758/372,505)                                                $  9.98
                                                                      =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($100/10)                                                           $  9.97
                                                                      =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($100/10)                                                           $  9.97
                                                                      =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($9.97/0.970)                                                       $ 10.28
                                                                      =======

------------------
 (a) Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                  $  2,289
      Gross unrealized depreciation                                   (34,766)
                                                                     --------
                                                                     $(32,477)
                                                                     ========

 (b) Rates shown are the rates as of March 31, 2004, and maturities shown are the longer of the next interest readjustment date or the date the principal owed can be recovered through demand.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                           TAX-FREE INCOME PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)



                                                            PAR
                                            MATURITY       (000)       VALUE
                                         -------------- ---------- -------------
MUNICIPAL BONDS - 94.5%
Alabama - 3.9%
  Alabama Hsg. Fin. Auth. Sgl. Fam.
    Mtg. Rev., Cltrl. Home Mtg. Bd.
    Prj., Ser. 94B-1
    6.65%                                    10/01/25     $  545    $   559,204
  Alabama Rev., Priv. Coll. & Tuskegee
    Univ. Prj., Ser. 96A
    5.90%(b)                                 09/01/16      1,000      1,111,450
  Alabama St. Pub. Sch. & Coll. Auth.
    Cap. Imp. Rev., Ser. 98
    5.12%                                    11/01/09      1,000      1,123,480
  Alabama St. Pub. Sch. & Coll. Auth.
    Cap. Imp. Rev., Ser. 99C
    5.75%                                    07/01/18      3,000      3,430,230
  Alabama St. Pub. Sch. & Coll. Auth.
    Cap. Imp. Rev., Ser. 99D
    5.75%(b)                                 08/01/10      1,000      1,159,110
  Courtland Ind. Dev. Solid Waste
    Disp. Rev., Champion Intl. Corp.
    Prj., Ser. 99 AMT
    6.00%                                    08/01/29      1,500      1,561,275
  Jefferson Cnty. Swr. Rev., Ref.
    Warrants, Ser. 03B-8
    5.25%                                    02/01/13      7,725      8,519,902
  Shelby Cnty. Bd. of Ed. Rev., Ser. 95
    5.70%                                    02/01/09        680        718,066
                                                                    -----------
                                                                     18,182,717
                                                                    -----------
Alaska - 0.6%
  Alaska Ind. Dev. & Expt. Auth.
    Revolving Fd. Rev., Ser. 97A AMT
    6.00%                                    04/01/07      2,500      2,783,325
                                                                    -----------
Arizona - 0.8%
  Arizona Sch. Fac. Bd. Rev., St. Sch.
    Imp. Prj., Ser. 02
    5.50%                                    07/01/12      1,180      1,378,311
  Maricopa Cnty. Cmnty. Coll. Dist.
    G.O., Ser. 02
    5.25%                                    07/01/11      1,000      1,146,930
  Yuma Mun. Property Corp. Rev.,
    Mun. Fac. Prj., Ser. 03A
    5.00%                                    07/01/10      1,010      1,140,017
                                                                    -----------
                                                                      3,665,258
                                                                    -----------
California - 4.9%
  Anaheim Uni. High Sch. Dist.
    Election 2002 G.O., Ser. 03
    5.00%                                    08/01/27      7,270      7,562,837
  California St. G.O., Ser. 90
    6.50%                                    11/01/06        340        377,533
  Foothill Eastern Corridor Agcy. Toll
    Rd. Rev., Ser. 99
    5.75%                                    01/15/40      8,500      8,776,250
  Golden St. Tobacco Securitization
    Corp. Rev., Ser. 03B
    5.00%                                    06/01/13      2,675      2,687,144
  Los Altos Sch. Dist. Cap. Apprec.
    G.O., Ser. 01B
    5.87%(c)                                 08/01/21      3,380      1,344,834
  Los Angeles G.O., Prerefunded Ser.
    94A
    5.80%                                    09/01/04        340        353,501
  Sacramento Mun. Util. Dist. Elec.
    Rev., Prerefunded Ser. 92C
    5.75%                                    11/15/09        430        436,308

                                                            PAR
                                            MATURITY       (000)       VALUE
                                         -------------- ---------- -------------
MUNICIPAL BONDS (Continued)
California (Continued)
  Stockton-East Wtr. Dist. Rev., Ser.
    02B
    6.12%(c)                                 04/01/28     $4,495    $ 1,110,714
                                                                    -----------
                                                                     22,649,121
                                                                    -----------
Colorado - 0.6%
  Arapahoe Cnty. Cap. Imp. Tr. Fd.
    Hwy. Rev., Prerefunded Ser.
    86E-470
    6.90%                                    08/31/05        750        833,558
  Arapahoe Cnty. Cap. Imp. Tr. Fd.
    Hwy. Rev., Ser. 86E-470
    7.16%(c)                                 08/31/04        900        896,004
  Colorado Dept. Trans. Rev., Ser. 02B
    5.00%                                    06/15/11      1,000      1,128,650
                                                                    -----------
                                                                      2,858,212
                                                                    -----------
Connecticut - 0.4%
  Connecticut St. G.O., Ser. 03D
    5.00%                                    08/01/09      1,500      1,688,640
                                                                    -----------
District of Columbia - 0.0%
  District of Columbia G.O.,
    Prerefunded Ser. 93A-1
    6.00%                                    06/01/11         50         59,700
                                                                    -----------
Florida - 6.3%
  Florida St. Bd. of Ed. Cap. Outlay
    G.O., Ser. 00D
    5.75%                                    06/01/22      7,800      8,966,802
  Florida St. Bd. of Ed. G.O., Ser. 03J
    5.00%                                    06/01/30      4,295      4,498,627
  Florida St. Bd. of Ed. Lottery Rev.,
    Ser. 00B
    5.75%                                    07/01/09      1,000      1,156,830
  Florida St. Dept. Gen. Svcs. Division
    Fac. Management Rev., Fac. Pool
    Prj., Ser. 03A
    5.25%                                    09/01/10      1,400      1,602,482
  Hillsborough Cnty. Ind. Dev. Auth.
    Exempt Fac. Rev., Nat. Gypsum
    Prj., Ser. 00A AMT
    7.12%                                    04/01/30      2,000      2,082,940
  Miami Hlth. Fac. Auth. Hlth. Sys.
    Rev., Catholic Hlth. East Prj., Ser.
    03B
    5.12%                                    11/15/24      3,000      3,020,670
  Miami Hlth. Fac. Auth. Hlth. Sys.
    Rev., Catholic Hlth. East Prj., Ser.
    03C
    5.12%                                    11/15/24      2,050      2,064,124
  St. Petersburg Excise Tax Rev., Ser.
    93
    5.15%                                    10/01/11      1,655      1,888,818
  Tampa Wtr. & Swr. Rev., Ser. 02
    6.00%                                 10/14-10/16      2,455      2,988,674
  Tampa Wtr. & Swr. Rev., Ser. 02B
    5.00%                                    07/01/10      1,000      1,126,890
                                                                    -----------
                                                                     29,396,857
                                                                    -----------
Georgia - 1.7%
  Atlanta Arpt. Fac. Rev., Ser. 94A
    6.50%                                    01/01/10      1,000      1,202,490
  Atlanta Arpt. Rev., Ser. 00A
    5.88%                                    01/01/17      1,000      1,143,990

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              11

                                BLACKROCK FUNDS

                           STATEMENT OF NET ASSETS
                     TAX-FREE INCOME PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Georgia (Continued)
  Cobb Cnty. & Marietta Wtr. Auth.
    Rev., Ser. 02
    5.50%                                11/01/14     $1,000    $ 1,175,280
  Forsyth Cnty. Sch. Dist. G.O., Ser. 92
    6.70%                                07/01/12      1,000      1,213,800
  Fulton Cnty. Fac. Corp. COP, Fulton
    Cnty. Pub. Purp. Prj., Ser. 99
    5.50%                                11/01/18      1,000      1,137,730
  Georgia Mun. Elec. Auth. Pwr. Rev.,
    Ser. 93B
    5.70%                                01/01/19      1,000      1,159,870
  Georgia St. G.O., Ser. 97C
    6.25%                                08/01/11        750        912,045
                                                                -----------
                                                                  7,945,205
                                                                -----------
Hawaii - 1.1%
  Hawaii St. G.O., Ser. 02CZ
    5.25%                                07/01/10      1,000      1,138,060
  Hawaii St. Hbr. Cap. Imp. Rev., Ser.
    97 AMT
    5.50%                                07/01/27      3,750      4,005,150
                                                                -----------
                                                                  5,143,210
                                                                -----------
Illinois - 6.0%
  Chicago Sales Tax Rev., Ser. 97
    6.00%                                01/01/09      1,000      1,143,530
  Chicago Wtr. Rev., Ser. 97
    5.50%                                11/01/22      9,905     11,030,406
  Cook Cnty. G.O., Prerefunded Ser.
    96
    5.88%                                11/15/06      2,000      2,241,340
  Du Page Wtr. Comm. Rev., Ser. 03
    5.00%                                05/01/09      1,000      1,114,610
  Illinois Edl. Facs. Auth. Rev.,
    Northwestern Univ. Prj., Ser. 03
    5.00%                                12/01/38      6,970      7,181,749
  Illinois G.O., Prerefunded Ser. 94
    5.50%                                08/01/04        680        703,589
  Illinois G.O., Prerefunded Ser. 02
    5.25%                                10/01/12      1,000      1,150,530
  Illinois Hsg. Dev. Auth. Rev.,
    Multi-Fam. Prj., Ser. 94-5
    6.65%                                09/01/14      3,000      3,087,030
  Winnebago & Boone Cnty. G.O., Sch.
    Dist. No. 205 Prj., Ser. 92C
    5.90%                                02/01/05        500        519,960
                                                                -----------
                                                                 28,172,744
                                                                -----------
Kansas - 0.5%
  Sedgwick Cnty. Uni. Sch. Dist. No.
    259 Wichita G.O., Ser. 01
    5.25%                                09/01/09      2,250      2,549,655
                                                                -----------
Louisiana - 0.5%
  Orleans Rev., Levee Dist. Pub. Imp.
    Prj., Ser. 86
    5.95%                                11/01/15      2,295      2,525,670
                                                                -----------
Maryland - 0.7%
  Maryland St. & Loc. Fac. G.O., Ser.
    99-2
    5.00%                                07/15/08      1,000      1,119,390

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Maryland (Continued)
  Univ. of Maryland Sys. Aux. Fac. &
    Tuition Rev., Ser. 00A
    5.00%                                10/01/09     $1,050    $ 1,181,964
  Washington Subn. Sanit. Dist. G.O.,
    Wtr. Sply. Prj., Ser. 03
    5.25%                                06/01/10      1,000      1,144,270
                                                                -----------
                                                                  3,445,624
                                                                -----------
Massachusetts - 2.4%
  Massachusetts Bay Trans. Auth.
    Rev., Ser. 95B
    5.38%                                03/01/20      1,000      1,046,249
  Massachusetts St. Cons. Ln. G.O.,
    Ser. 02D
    5.25%                                08/01/10      1,000      1,132,330
  Massachusetts St. Cons. Ln. G.O.,
    Ser. 02E
    5.50%                                01/01/10      1,500      1,707,975
  Massachusetts St. Hlth. & Edl. Facs.
    Auth. Rev., Newton-Wellesley
    Hosp. Prj., Ser. 97G
    6.12%                                07/01/15      1,000      1,137,930
  Massachusetts St. Tpke. Auth. Met.
    Hwy. Sys. Rev., Ser. 97A
    5.00%                                01/01/37      4,000      4,080,920
  Massachusetts St. Wtr. Res. Auth.
    Rev., Prerefunded Ser. 94A
    5.70%                                08/01/04        680        700,638
  New England Ed. Ln. Mktg. Corp.
    Rev., Stud. Ln. Redemption Prj.,
    Ser. 93F AMT
    5.62%                                07/01/04      1,350      1,364,702
                                                                -----------
                                                                 11,170,744
                                                                -----------
Michigan - 3.5%
  Detroit Sew. Disp. Rev., Ser. 03A
    5.00%                                07/01/32      5,800      6,005,146
  Huron Vy. Sch. Dist. G.O.,
    Prerefunded Ser. 96
    5.88%                                05/01/07      2,000      2,248,240
  Michigan Mun. Bd. Auth. Rev.,
    Drinking Wtr. Revolving Fd. Prj.,
    Ser. 01
    5.25%                                10/01/17      1,000      1,104,140
  Michigan St. Bldg. Auth. Rev., Ser. 03
    5.00%                                10/15/29      6,535      6,787,970
                                                                -----------
                                                                 16,145,496
                                                                -----------
Mississippi - 0.3%
  Mississippi St. G.O., Ser. 02A
    5.38%                                12/01/10      1,275      1,460,614
                                                                -----------
Missouri - 1.4%
  Lake of The Ozarks Cmnty. Bldg.
    Corp. Sys. Rev., Ser. 98
    5.25%                                12/01/14      4,915      4,918,784
  Missouri St. Env. Imp. & Energy Res.
    Auth. Wtr. Poll. Rev., Drinking Wtr.
    Prj., Ser. 02B
    5.25%                                07/01/11      1,540      1,768,444
                                                                -----------
                                                                  6,687,228
                                                                -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                           STATEMENT OF NET ASSETS
                     TAX-FREE INCOME PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                              PAR
                                              MATURITY       (000)       VALUE
                                           -------------- ---------- -------------
MUNICIPAL BONDS (Continued)
Nebraska - 0.5%
  Nebraska Pub. Pwr. Dist. Rev., Ser.
    02B
    5.00%                                      01/01/10    $ 1,000    $ 1,116,840
  Omaha Pub. Pwr. Dist. Elec. Rev.,
    Ser. 92B
    6.15%                                      02/01/12      1,000      1,185,310
                                                                      -----------
                                                                        2,302,150
                                                                      -----------
Nevada - 0.9%
  Clark Cnty. Bond Bank G.O., Ser. 02
    5.00%                                      06/01/10      1,000      1,124,730
  Truckee Meadows Wtr. Auth. Wtr.
    Rev., Ser. 01A
    5.50%                                      07/01/09      2,075      2,380,606
                                                                      -----------
                                                                        3,505,336
                                                                      -----------
New Jersey - 4.8%
  New Jersey Econ. Dev. Auth. Mkt.
    Transition Fac. Rev., Prerefunded
    Ser. 94A
    5.80%                                      07/01/04        495        510,647
  New Jersey St. Tpke. Auth. Rev.,
    Ser. 00A
    5.75%                                   01/10-01/16      4,000      4,583,558
  New Jersey St. Trans. Tr. Fd. Auth.
    Trans. Sys. Rev., Prerefunded Ser.
    00A
    6.00%                                      06/15/10     10,000     11,826,500
  New Jersey St. Trans. Tr. Fd. Auth.
    Trans. Sys. Rev., Ser. 99A
    5.50%                                      06/15/09      1,930      2,196,822
  Port Auth. New York & New Jersey
    S.O., JFK Intl. Arpt. Term. Prj., Ser.
    97-6 AMT
    6.25%                                      12/01/09      2,680      3,100,814
                                                                      -----------
                                                                       22,218,341
New Mexico - 0.8%
  Los Alamos Cnty. Util. Sys. Rev., Ser.
    94A
    5.80%                                      07/01/06      1,500      1,546,695
  New Mexico St. Hwy. Comm. Rev.,
    Sr. Subs. Lien Tax Prj., Ser. 00A
    5.50%                                      06/15/09      1,000      1,146,630
  New Mexico St. Hwy. Comm. Rev.,
    Sr. Subs. Lien Tax Prj., Ser. 02A
    5.25%                                      06/15/10      1,000      1,142,660
                                                                      -----------
                                                                        3,835,985
                                                                      -----------
New York - 9.6%
  Met. Trans. Auth. Rev., Ser. 02A
    5.00%                                      11/15/30     10,000     10,384,200
  Met. Trans. Auth. Svcs. Contract
    Rev., Ser. 02A
    5.50%                                      07/01/15      1,000      1,148,070
  New York City G.O., Prerefunded
    Ser. 94A
    6.00%                                      08/01/04        990      1,020,829
  New York City G.O., Prerefunded
    Ser. 95B
    6.38%                                      08/15/05      2,045      2,214,244
  New York City G.O., Ser. 94A
    6.00%                                      08/01/05         10         10,297

                                                              PAR
                                              MATURITY       (000)       VALUE
                                           -------------- ---------- -------------
MUNICIPAL BONDS (Continued)
New York (Continued)
  New York City G.O., Ser. 95B
    6.38%                                      08/15/09    $ 1,795    $ 1,942,280
  New York City G.O., Ser. 96A
    6.00%                                      08/01/05      2,000      2,120,340
  New York City G.O., Ser. 03I
    5.75%                                      03/01/19      5,000      5,560,450
  New York City Ind. Dev. Agcy. Rev.,
    Term. One Grp. Assoc. Prj., Ser.
    94 AMT
    6.00%                                   01/08-01/19        860        877,691
  New York City Transitional Fin. Auth.
    Rev., Ser. 02A
    5.25%                                      11/01/11      3,300      3,766,587
  New York City Transitional Fin. Auth.
    Rev., Ser. 02C
    5.25%                                      08/01/10      1,300      1,493,882
  New York St. G.O., Ser. 02D
    5.10%                                      06/01/16      1,000      1,063,140
  New York St. Hsg. Fin. Agcy. Rev.,
    Ser. 96A
    6.38%                                      11/01/04      4,000      4,113,200
  New York St. Loc. Govt. Assistance
    Corp. Rev., Prerefunded Ser. 95A
    5.70%                                      04/01/05        340        362,525
  Tobacco Settlement Fin. Corp. Rev.,
    Ser. 03A-1
    5.50%                                      06/01/14      6,075      6,587,973
  Tobacco Settlement Fin. Corp. Rev.,
    Ser. 03C-1
    5.50%                                      06/01/20      2,000      2,198,100
                                                                      -----------
                                                                       44,863,808
                                                                      -----------
North Carolina - 0.4%
  Eastern Mun. Pwr. Agcy. Sys. Rev.,
    Ser. 93C
    5.38%                                      01/01/05      1,250      1,290,238
  North Carolina Mun. Pwr. Agcy. Rev.,
    Catawba Elec. Prj., Ser. 92A
    6.00%                                      01/01/10        300        350,870
                                                                      -----------
                                                                        1,641,108
                                                                      -----------
Ohio - 3.1%
  Cleveland-Cuyahoga Cnty. Port Auth.
    Rev., Ser. 97 AMT
    6.00%                                      03/01/07        505        550,884
  Middletown City Sch. Dist. G.O., Ser.
    04
    5.00%                                      12/01/31      5,000      5,207,400
  Ohio St. Hgr. Edl. Facs. Rev., Case
    Western Reserve Univ. Prj., Ser.
    04A
    5.00%                                      12/01/34      5,000      5,203,400
  Ohio St. Infra. Impt. G.O., Ser. 02B
    5.00%                                      03/01/10      1,000      1,123,500
  Ohio Wtr. Dev. Auth. Poll. Ctrl. Rev.,
    Ln. Fd. Prj., Ser. 03
    5.00%                                      06/01/08      1,545      1,719,786
  Ohio Wtr. Dev. Auth. Rev., Clean Wtr.
    Prj., Ser. 92
    5.65%                                      12/01/05        300        304,269

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              13

                                BLACKROCK FUNDS

                           STATEMENT OF NET ASSETS
                     TAX-FREE INCOME PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                             PAR
                                             MATURITY       (000)       VALUE
                                          -------------- ---------- -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Olentangy Loc. Sch. Dist. G.O.,
    Prerefunded Ser. 95A
     5.85%                                    12/01/04    $   340    $   357,731
                                                                     -----------
                                                                      14,466,970
                                                                     -----------
Oregon - 3.1%
  Clackamas Cnty. G.O., Sch. Dist. No.
    62 Oregon City Prj., Prerefunded
    Ser. 00C
     5.50%                                    06/15/10      3,185      3,686,478
  Klamath Falls Elec. Sr. Lien Rev.,
    Klamath Cogen Prj., Ser. 99
     6.00%                                    01/01/25      7,500      7,488,675
  Oregon St. Dept. Admin. Svcs.
    Lottery Rev., Ser. 03A
     5.00%                                    04/01/11      1,035      1,165,431
  Oregon St. Dept. Admin. Svcs. Rev.,
    Ser. 03
     5.00%                                    09/01/10      1,900      2,139,951
                                                                     -----------
                                                                      14,480,535
                                                                     -----------
Pennsylvania - 8.9%
  Beaver Cnty. G.O., Prerefunded Ser.
    96A
     5.75%                                    10/01/06      1,000      1,102,930
  Dauphin Cnty. Gen. Auth. Rev., Hotel
    & Conf. Ctr. Hyatt Regency Prj.,
    Ser. 98
     6.20%                                 01/19-01/29      6,500      4,612,075
  Delaware Cnty. Auth. Rev., Mercy
    Hlth. Corp. Prj., Ser. 96
     5.75%                                    12/15/20      2,400      2,629,584
  Delaware Vy. Regl. Fin. Auth. Loc.
    Govt. Rev., Ser. 98A
     5.50%                                    08/01/28      5,500      6,327,640
  Delaware Vy. Regl. Fin. Auth. Loc.
    Govt. RITES PA-1041 Rev., Ser.
    02B
    43.87%(d)                                 01/01/26      1,000      2,716,300
  Lehigh Cnty. Gen. Purp. Auth. Rev.,
    Kidspeace Oblig. Prj., Ser. 98
     6.00%                                    11/01/23      2,650      2,837,646
  Northampton Cnty. Gen. Purp. Auth.
    Rev., Cnty. Agreement Prj., Ser. 01
     5.00%                                    10/01/10      2,130      2,395,547
  Pennsylvania Con. Ctr. Auth. Rev.,
    Ser. 94A
     6.60%                                    09/01/09      4,250      4,427,990
  Pennsylvania St. Hgr. Ed. Fac. Auth.
    Hlth. Svcs. Rev., Univ. of
    Pennsylvania Hlth. Svcs. Prj., Ser.
    96A
     5.88%                                    01/01/15      3,450      3,574,234
     5.75%                                    01/01/17      3,535      3,690,718
  Philadelphia Ind. Dev. Auth. Arpt.
    Fac. Rev., Aero Philadelphia LLC
    Prj., Ser. 99 AMT
     5.25%                                    01/01/09        640        609,152
  Philadelphia Ind. Dev. Auth. Rev.,
    PGH Dev. Corp. Prj., Ser. 93
     5.25%                                    07/01/17      1,935      1,956,343
  Philadelphia Sch. Dist. G.O., Ser.
    99C
     5.75%                                    03/01/29      4,000      4,500,800
                                                                     -----------
                                                                      41,380,959
                                                                     -----------

                                                             PAR
                                             MATURITY       (000)       VALUE
                                          -------------- ---------- -------------
MUNICIPAL BONDS (Continued)
Puerto Rico - 3.7%
  Puerto Rico Cmwlth. G.O., Pub. Imp.
    Prj., Ser. 01
     5.50%                                    07/01/19    $ 5,105    $ 5,984,949
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    Spec. RITES PA-782 Rev., Ser.
    01G
    18.49%(d)                                 10/01/40      3,985      5,791,241
  Puerto Rico Elec. Pwr. Auth. Rev.,
    Ser. 94S
     7.00%                                    07/01/06      1,000      1,112,400
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Ser. 02E
     5.50%                                    08/01/29      4,000      4,338,400
                                                                     -----------
                                                                      17,226,990
                                                                     -----------
Rhode Island - 0.7%
  Rhode Island Depositors Econ.
    Protection Corp. S.O., Prerefunded
    Ser. 93
     5.62%                                    08/01/09        190        219,410
  Rhode Island Depositors Econ.
    Protection Corp. S.O., Ser. 93
     5.62%                                    08/01/09        810        882,576
  Rhode Island St. Hlth. & Ed. Bldg.
    Corp. Rev., Hosp. Fin. Lifespan
    Oblig. Grp. Prj., Ser. 96
     5.50%                                    05/15/16      2,000      2,216,760
                                                                     -----------
                                                                       3,318,746
                                                                     -----------
South Carolina - 0.2%
  South Carolina Trans. Infra. Bank
    Rev., Ser. 00A
     5.50%                                    10/01/07      1,000      1,120,970
                                                                     -----------
South Dakota - 0.1%
  South Dakota St. Lease Rev., Trans.
    Cert. Prj., Ser. 93A
     6.38%                                    09/01/05        500        535,805
                                                                     -----------
Tennessee - 1.0%
  Chattanooga G.O., Ser. 02
     5.38%                                    09/01/11      1,270      1,459,154
  Maury Cnty. Ind. Dev. Poll. Ctrl. Rev.,
    Saturn Corp. Prj., Ser. 94
     6.50%                                    09/01/24      1,800      1,849,788
  Memphis-Shelby Cnty. Arpt. Auth.
    Spec. Fac. Rev., Federal Express
    Corp. Prj., Ser. 02
     5.05%                                    09/01/12      1,050      1,134,735
                                                                     -----------
                                                                       4,443,677
                                                                     -----------
Texas - 12.6%
  Brazos River Auth. Poll. Ctrl. Rev.,
    Texas Util. Elec. Co. Prj.,
    Prerefunded Ser. 95C AMT
     5.55%                                    04/01/08      5,000      5,725,850
  Cypress-Fairbanks Indpt. Sch. Dist.
    G.O., Schoolhouse Prj., Ser. 02
     5.00%                                    02/15/09      1,000      1,114,910
  Dallas Cnty. Util. & Cap. Apprec.
    Rev., Ser. 99A
     6.19%(c)                                 02/15/21     17,225      6,539,471
     6.21%(c)                                 02/15/22     18,405      6,548,683
  Dallas Ind. Dev. Corp. Rev., CR/PL,
    Inc. Prj., Ser. 87 AMT
     7.50%                                    08/01/17      1,750      1,815,625

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                           STATEMENT OF NET ASSETS
                     TAX-FREE INCOME PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                             PAR
                                             MATURITY       (000)       VALUE
                                          -------------- ---------- -------------
MUNICIPAL BONDS (Continued)
Texas (Continued)
  Grand Prairie Indpt. Sch. Dist. G.O.,
    Prerefunded Ser. 00A
    5.80%                                     08/15/11    $ 4,925    $ 5,840,311
  Harris Cnty. Rev., Toll Rd. Prj., Ser.
    04
    5.00%                                     08/15/33      5,710      5,932,119
  Keller Indpt. Sch. Dist. G.O., Ser. 01
    5.25%                                     08/15/22      1,000      1,071,790
  Killeen Indpt. Sch. Dist. G.O., Ser. 02
    5.00%                                     02/15/12      1,195      1,337,504
  Port Corpus Christi Auth. Rev.,
    Celanese Prj., Ser. 02B AMT
    6.70%                                     11/01/30      5,000      5,315,500
  Spring Branch Sch. Dist. G.O.,
    Prerefunded Ser. 95
    5.95%                                     02/01/05      2,245      2,335,361
  Texas Affordable Hsg. Corp.
    Multi-Fam. Hsg. Rev., Ser. 01A
    4.75%                                     11/01/11      6,635      6,735,985
  Texas St. Tpke. Auth. Ctr. Tpke. Sys.
    Rev., Ser. 02
    5.00%                                     06/01/08      2,000      2,216,160
  Texas Wtr. Fin. Assist. G.O., Ser. 00
    5.75%                                     08/01/22      3,445      3,937,601
  Travis Cnty. Hlth. Fac. Dev. Corp.
    Rev., Ascension Hlth. Credit Prj.,
    Prerefunded Ser. 99A
    5.88%                                     11/15/09      1,980      2,356,457
                                                                     -----------
                                                                      58,823,327
                                                                     -----------
Utah - 0.0%
  Salt Lake City Hosp. Rev., Ser. 88A
    8.12%                                     05/15/15        100        132,911
                                                                     -----------
Virginia - 1.8%
  Hampton G.O., Prerefunded Ser. 95
    6.00%                                     01/15/05        400        423,324
  Pocahontas Pkwy. Toll Rd. Rev., Ser.
    98B
    5.85%(c)                                  08/15/23     14,300      3,510,650
  Virginia Beach Dev. Auth. Pub. Fac.
    Rev., Ser. 03A
    5.00%                                     12/01/08      2,045      2,292,527
  Virginia Cmwlth. Trans. Bd. Rev.,
    Federal Hwy. Reimbursement
    Notes Prj., Ser. 02
    5.00%                                     10/01/11      1,000      1,133,440
  Virginia Hsg. Dev. Auth. Rev.,
    Multi-Fam. Prj., Ser. 95C
    6.70%                                     11/01/15      1,000      1,036,120
                                                                     -----------
                                                                       8,396,061
                                                                     -----------
Washington - 5.9%
  King Cnty. G.O., Sch. Dist. No. 414
    Lake Washington Prj., Ser. 00
    5.75%                                     12/01/14        500        586,365
  King Cnty. G.O., Ser. 03
    5.00%                                     06/01/10      1,050      1,174,646
  Pierce Cnty. G.O., Sch. Dist. No. 416
    White River Prj., Ser. 00
    6.00%                                     12/01/13      5,345      6,380,861

                                                             PAR
                                             MATURITY       (000)       VALUE
                                          -------------- ---------- -------------
MUNICIPAL BONDS (Continued)
Washington (Continued)
  Washington St. G.O., Ser. 00B
     6.00%                                    01/01/25    $14,000    $16,172,940
  Washington St. Pub. Pwr. Sply. Sys.
    Rev., Nuclear Prj. No. 3, Ser. 96A
     6.00%                                    07/01/06      3,000      3,282,120
                                                                    ------------
                                                                      27,596,932
                                                                    ------------
West Virginia - 0.3%
  West Virginia Pub. Energy Auth.
    Rev., Morgantown Energy Assoc.
    Prj., Ser. 90A AMT
     5.05%                                    07/01/08        430        446,576
  West Virginia St. Rd. G.O.,
  Ser. 01
     5.50%                                    06/01/09      1,000      1,141,790
                                                                    ------------
                                                                       1,588,366
                                                                    ------------
Wisconsin - 0.5%
  Kenosha G.O., Ser. 03B
     5.00%                                    09/01/11      1,000      1,118,670
  Wisconsin St. Trans. Rev., Ser. 00A
     5.30%                                    07/01/18      1,000      1,090,010
                                                                    ------------
                                                                       2,208,680
                                                                    ------------
TOTAL MUNICIPAL BONDS
  (Cost $419,123,928)                                                440,617,677
                                                                    ------------
MORTGAGE PASS-THROUGHS - 0.0%
  Government National Mortgage
    Association
     6.00%
  (Cost $8,446)                               11/15/31          8          8,483
                                                                    ------------
CUMULATIVE PREFERRED STOCK - 3.9%
  Charter Mac Equity Issuer Tr.
     6.62% (e)                                06/30/49      3,000      3,395,700
     7.60% (e)                                11/30/50      9,000     10,559,700
  MuniMae TE Bonds Subs., LLC
     6.88% (e)                                06/30/49      4,000      4,350,960
                                                                    ------------
TOTAL CUMULATIVE PREFERRED STOCK
  (Cost $15,987,002)                                                  18,306,360
                                                                    ------------
SHORT TERM INVESTMENTS - 0.9%
  Wilmington Trust Tax-Free Money
    Market Fund
  (Cost $4,144,508)                                         4,145      4,144,508
                                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              15

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                     TAX-FREE INCOME PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                              VALUE
                                                         ---------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $439,263,884(a))                       99.3%      $463,077,028
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                   0.7%         3,086,912
                                              -----       ------------
NET ASSETS (Applicable to
  9,105,698 BlackRock shares,
  30,498,889 Institutional shares,
  254,717 Service shares, 744,355
  Investor A shares, 619,196
  Investor B shares and 361,614
  Investor C shares outstanding)              100.0%      $466,163,940
                                              =====       ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($102,052,681/9,105,698)                                     $ 11.21
                                                               =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($341,918,572/30,498,889)                                    $ 11.21
                                                               =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($2,852,360/254,717)                                         $ 11.20
                                                               =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($8,346,349/744,355)                                         $ 11.21
                                                               =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($11.21/0.960)                                               $ 11.68
                                                               =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($6,941,223/619,196)                                         $ 11.21
                                                               =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($4,052,755/361,614)                                         $ 11.21
                                                               =======

-------------------
(a)  Also cost for Federal income tax purposes.
     The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                         $28,026,447
     Gross unrealized depreciation                          (4,213,303)
                                                           -----------
                                                           $23,813,144
                                                           ===========

(b) Securities, or a portion thereof, pledged as collateral with a value of $1,459,183 on 1,005 short U.S. Treasury Note futures contracts expiring June 2004. The value of such contracts on March 31, 2004 was $115,983,281, with an unrealized loss of $599,358.

(c)  The rate shown is the effective yield on the zero coupon bonds.

(d)  Rates shown are the rates as of March 31, 2004.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2004, the fund held 3.9% of its net assets, with a current market value of $18,306,360 in securities restricted as to resale.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)


                                                            PAR
                                            MATURITY       (000)       VALUE
                                         -------------- ---------- -------------
MUNICIPAL BONDS - 91.1%
Pennsylvania - 83.3%
  Allegheny Cnty. Hosp. Dev. Auth.
    Rev., Hlth. Ctr. Univ. of Pittsburgh
    Med. Ctr. Prj., Ser. 97B
     6.00%                                   07/01/25    $ 7,000    $ 8,331,470
  Allegheny Cnty. Hosp. Dev. Auth.
    Rev., Prerefunded Ser. 95A
     6.00%                                   09/01/07      5,000      5,697,700
     6.20%                                   09/01/07      1,000      1,146,120
  Allegheny Cnty. Hosp. Dev. Auth.
    Rev., Univ. of Pittsburgh Med. Ctr.
    Prj., Ser. 95
     5.35%                                   12/01/17     10,000     10,637,400
  Beaver Cnty. Hosp. Auth. Rev.,
    Prerefunded Ser. 96A
     5.80%                                   10/01/06      5,830      6,437,136
  Berks Cnty. G.O., Ser. 98
     5.38%                                   11/15/28      6,685      6,968,310
  Bradford Area Sch. Dist. G.O.,
    Prerefunded Ser. 95
     5.80%                                   10/01/05      1,465      1,566,407
  Bucks Cnty. G.O., Prerefunded Ser.
    95
     5.88%                                   05/01/05      1,575      1,655,451
  Central Bucks Sch. Dist. G.O.,
    Prerefunded Ser. 94A
     6.45%                                   11/15/04      1,000      1,033,420
     6.70%                                   11/15/04        500        517,470
  Crawford Central Sch. Dist. G.O.,
    Prerefunded Ser. 95
     5.75%                                   02/15/05      1,585      1,649,082
  Crawford Central Sch. Dist. G.O.,
    Ser. 95
     7.00%                                   02/15/05      1,765      1,854,591
  Dauphin Cnty. Gen. Auth. Hlth. Sys.
    Rev., Pinnacle Hlth. Sys. Prj., Ser.
    97
     5.50%                                   05/15/17      3,500      3,841,390
  Dauphin Cnty. Gen. Auth. Hosp.
    Rev., Hapsco Western
    Pennsylvania Hosp. Prj., Ser. 92
     6.25%                                   07/01/16      1,000      1,206,260
  Dauphin Cnty. Gen. Auth. Rev., Hotel
    & Conf. Ctr. Hyatt Regency Prj.,
    Ser. 98
     6.20%                                01/19-01/29     20,575     14,590,979
  Delaware Cnty. Auth. Coll. Rev.,
    Haverford Coll. Prj., Ser. 00
     5.75%                                   11/15/25      6,795      7,701,181
  Delaware Cnty. Auth. Hosp. Rev.,
    Ser. 95
     5.50%                                   08/15/15      6,480      6,938,266
  Delaware Cnty. Auth. Rev., Mercy
    Hlth. Corp. Prj., Ser. 96
     5.75%                                   12/15/20      3,735      4,092,290
  Delaware Cnty. Ind. Dev. Auth. Rev.,
    Ser. 99 AMT
     6.00%                                   06/01/29      3,400      3,833,806
  Delaware Cnty. Mem. Hosp. Auth.
    Rev., Ser. 95
     5.50%                                   08/15/19      3,000      3,199,470
  Delaware Cnty. Rev., Prerefunded
    Ser. 95
     5.50%                                   10/01/05      1,075      1,143,832

                                                            PAR
                                            MATURITY       (000)       VALUE
                                         -------------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Delaware River Port Auth.
    Pennsylvania & New Jersey Rev.,
    Port Dist. Prj., Ser. 99B
     5.70%                                   01/01/22    $ 8,930    $10,110,367
  Delaware River Port Auth.
    Pennsylvania & New Jersey Rev.,
    Ser. 99
     5.75%                                   01/01/16      8,000      9,209,840
  Delaware River Port Auth.
    Pennsylvania & New Jersey RITES
    Rev., Ser. 99
    19.13%(b)                                01/01/22     10,000     15,529,000
  Delaware Vy. Regl. Fin. Auth. Loc.
    Govt. Rev., Ser. 96A
     5.90%                                   04/15/16      2,540      2,743,251
  Delaware Vy. Regl. Fin. Auth. Loc.
    Govt. Rev., Ser. 97B
     5.60%                                   07/01/17      2,000      2,348,620
  Delaware Vy. Regl. Fin. Auth. Loc.
    Govt. Rev., Ser. 98A
     5.50%                                   08/01/28     33,050     38,023,364
  Delaware Vy. Regl. Fin. Auth. Loc.
    Govt. RITES PA-1041 Rev., Ser.
    02A
    43.87%(b)                                01/01/26      2,000      5,432,600
  Dover Area Sch. Dist. G.O.,
    Prerefunded Ser. 96
     5.75%                                   04/01/06      2,445      2,652,898
  Fairview Sch. Dist. G.O.,
    Prerefunded Ser. 95
     6.00%                                   02/15/05      1,000      1,042,570
  Harrisburg Auth. Wtr. Rev., Ser. 94
     5.30%                                   08/11/16     14,300     14,493,050
  Indiana Cnty. Ind. Dev. Auth. Poll.
    Ctrl. Rev., New York St. Elec. &
    Gas Corp. Prj., Ser. 95A
     6.00%                                   06/01/06      1,000      1,092,840
  Kennett Cons. Sch. Dist. G.O., Ser.
    02A
     5.50%                                   02/15/14      1,245      1,418,727
  Lancaster Cnty. Hosp. Auth. Rev.,
    Hlth. Ctr. Masonic Homes Prj., Ser.
    94
     5.30%                                   11/15/08        500        516,560
  Lancaster Swr. Auth. Sply. S.O., Ser.
    98
     5.25%                                   04/01/21      8,480      8,857,360
  Langhorne Manor Boro Hgr. Ed. &
    Hlth. Auth. Rev., Prerefunded Ser.
    94
     6.90%                                   11/15/04      1,000      1,036,470
  Lebanon Cnty. Hosp. Auth. Rev.,
    Good Samaritan Hosp. Prj., Ser.
    93
     5.55%                                   11/15/04        355        363,896
     5.65%                                   11/15/05        760        779,129
  Lehigh Cnty. Gen. Purp. Auth. Rev.,
    Kidspeace Oblig. Prj., Ser. 98
     5.70%                                   11/01/09      3,000      3,348,360
     6.00%                                   11/01/18      2,000      2,204,400
  Luzerne Cnty. Flood Prot. Auth. Gtd.
    Rev., Prerefunded Ser. 96
     5.60%                                   07/15/06      4,720      5,162,783

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              17

                                BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS
               PENNSYLVANIA TAX-FREE INCOME PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2004 (UNAUDITED)

                                                            PAR
                                            MATURITY       (000)       VALUE
                                         -------------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Lycoming Cnty. Auth. Hosp. Rev.,
    Divine Providence Hosp. Prj., Ser.
    95
    5.38%                                    11/15/10    $ 6,480    $ 6,977,470
  McKeesport Area Sch. Dist. G.O.,
    Prerefunded Ser. 96A
    5.75%                                    10/01/06      1,750      1,930,129
  Methacton Sch. Dist. Auth. Rev.,
    Prerefunded Ser. 78
    6.50%                                    10/01/06        475        531,938
  Montgomery Cnty. Hgr. Ed. & Hlth.
    Auth. Coll. Rev., Beaver Coll. Prj.,
    Ser. 96
    5.75%                                    04/01/12      1,690      1,850,347
  Montgomery Cnty. Hgr. Ed. & Hlth.
    Auth. Rev., Holy Redeemer Hosp.
    Prj., Ser. 97A
    5.25%                                    10/01/27      9,000      9,402,390
  Montgomery Cnty. Hgr. Ed. & Hlth.
    Auth. Rev., Pottstown Hlth. Care
    Corp. Prj., Prerefunded Ser. 98
    5.00%                                    01/01/09      6,235      7,027,468
  Northampton Cnty. Hgr. Ed. Auth.
    Rev., Moravian Coll. Prj., Ser. 94
    6.10%                                    07/01/12      1,950      2,009,904
  Northeastern Hosp. & Ed. Auth. Rev.,
    Luzerne Cnty. Coll. Prj., Ser. 97
    5.15%                                    08/15/16      3,245      3,458,878
  Northeastern Hosp. & Ed. Auth. Rev.,
    Wyoming Vy. Hlth. Care Prj., Ser.
    94A
    6.50%                                    01/01/07      1,000      1,056,200
  Northgate Sch. Auth. Bldg. Rev., Ser.
    78
    6.38%                                    02/15/07        825        931,994
  Parkland Sch. Dist. Rev.,
    Prerefunded Ser. 96
    5.75%                                    03/01/06      2,910      3,147,165
  Pennsbury Sch. Dist. G.O.,
    Prerefunded Ser. 94
    6.65%                                    08/15/04        685        699,159
  Pennsbury Sch. Dist. G.O., Ser. 02
    5.50%                                 01/18-01/19      4,625      5,149,769
  Pennsylvania Con. Ctr. Auth. Rev.,
    Ser. 89A
    6.70%                                    09/01/16      1,000      1,244,180
  Pennsylvania Con. Ctr. Auth. Rev.,
    Ser. 94A
    6.60%                                    09/01/09     12,465     12,987,034
  Pennsylvania Econ. Dev. Fin. Auth.
    Sch. Rev., Baldwin Sch. Prj., Ser.
    94A
    6.35%                                    08/01/04        105        105,000
  Pennsylvania Hgr. Ed. Assistance
    Agcy. Rev., Cap. Acquisition Prj.,
    Prerefunded Ser. 00
    5.88%                                    12/15/10     16,400     19,546,504
  Pennsylvania Hgr. Ed. Fac. Auth.
    Rev., Univ. of Pennsylvania Prj.,
    Ser. 98
    5.75%                                    01/01/22     13,165     13,729,120
  Pennsylvania Hsg. Fin. Agcy.
    Multi-Fam. FHA Ins. Rev., Ser. 92
    8.10%                                    07/01/13      2,000      2,005,500

                                                            PAR
                                            MATURITY       (000)       VALUE
                                         -------------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Pennsylvania Hsg. Fin. Agcy. Rev.,
    Ser. 97-56A AMT
    6.15%                                    10/01/27    $ 5,000    $ 5,173,100
  Pennsylvania Hsg. Fin. Agcy. Rev.,
    Ser. 98 AMT
    5.50%(c)                                 04/01/30     13,300      3,209,290
  Pennsylvania Hsg. Fin. Agcy. Rev.,
    Ser. 99 AMT
    5.85%                                    10/01/18      1,000      1,049,080
  Pennsylvania Hsg. Fin. Agcy. Rev.,
    Sgl. Fam. Mtg. Prj., Ser. 96A AMT
    6.05%                                    10/01/16      2,500      2,606,800
  Pennsylvania Hsg. Fin. Agcy. Rev.,
    Sgl. Fam. Mtg. Prj., Ser. 99-66A
    AMT
    5.65%                                    04/01/29     10,000     10,240,000
  Pennsylvania Infra. Investment Auth.
    Rev., Pennvest Ln. Pool Prj., Ser.
    94
    6.00%                                    09/01/06      1,930      2,124,756
  Pennsylvania Intergovtl. Coop. Auth.
    Spec. Tax Rev., City of
    Philadelphia Fdg. Prj., Ser. 94
    7.00%                                    06/15/04        500        505,900
  Pennsylvania Intergovtl. Coop. Auth.
    Spec. Tax Rev., City of
    Philadelphia Fdg. Prj., Ser. 96
    5.60%                                    06/15/12      1,000      1,079,130
    5.50%                                 06/16-06/20     10,500     11,308,395
  Pennsylvania St. Dept. Gen. Svcs.
    COP, Ser. 01
    4.00%                                 05/04-11/04      3,535      3,569,250
    4.25%                                 05/05-11/05      3,685      3,831,286
    4.50%                                 05/10-11/10      4,590      5,030,113
    5.00%                                 05/11-11/14     18,695     20,669,514
    5.25%                                 05/15-05/16      7,740      8,566,179
  Pennsylvania St. Fin. Auth. Cmnty.
    Coll. Rev., Beaver Cnty. Coll. Prj.,
    Prerefunded Ser. 94A
    5.88%                                    12/01/04        825        851,755
  Pennsylvania St. G.O., Prerefunded
    Ser. 94
    5.50%                                    06/15/04      1,000      1,023,870
  Pennsylvania St. Hgr. Ed. Fac. Auth.
    Coll. & Univ. Rev., Bryn Mawr Coll.
    Prj., Prerefunded Ser. 95
    6.00%                                    12/01/05      1,200      1,319,748
  Pennsylvania St. Hgr. Ed. Fac. Auth.
    Coll. & Univ. Rev., Lafayette Coll.
    Prj., Ser. 00
    6.00%                                    05/01/30        155        178,582
  Pennsylvania St. Hgr. Ed. Fac. Auth.
    Coll. & Univ. Rev., Trustees Univ.
    Prj., Ser. 98
    5.50%                                    07/15/38      9,500      9,943,745
  Pennsylvania St. Hgr. Ed. Fac. Auth.
    Hlth. Svcs. Rev., Univ. of
    Pennsylvania Hlth. Svcs. Prj., Ser.
    96A
    5.75%                                    01/01/17     12,250     12,789,612
  Pennsylvania St. Ind. Dev. Auth.
    Rev., Econ. Dev. Prj., Ser. 94
    7.00%                                    01/01/06      1,000      1,094,750

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
               PENNSYLVANIA TAX-FREE INCOME PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                            PAR
                                            MATURITY       (000)       VALUE
                                         -------------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Pennsylvania St. Ind. Dev. Auth.
    Rev., Econ. Dev. Prj., Ser. 02
    5.50%                                    07/01/16    $ 8,000    $ 9,118,400
  Pennsylvania St. Infra. Investment
    Auth. Rev., Ser. 90
    6.45%                                    09/01/04      1,600      1,622,128
  Pennsylvania St. Tpke. Comm. Rev.,
    Prerefunded Ser. 94A
    5.88%                                    12/01/04        500        526,155
  Pennsylvania St. Tpke. Comm. Rev.,
    Ser. 01
    5.00%                                    06/01/10      2,100      2,361,933
    5.50%                                    12/01/13      3,000      3,513,660
  Pennsylvania Trafford Dist. G.O.,
    Prerefunded Ser. 94
    5.85%                                    05/01/04      1,000      1,003,590
  Philadelphia Auth. Dev. Lease Rev.,
    Ser. 01B
    5.25%                                    10/01/09      1,750      1,987,440
  Philadelphia G.O., Prerefunded Ser.
    94B
    5.90%                                    11/15/04      1,620      1,701,454
  Philadelphia G.O., Ser. 93A
    5.25%                                    05/15/04        300        301,407
  Philadelphia G.O., Ser. 94
    5.90%                                    11/15/09        980      1,027,716
  Philadelphia Gas Works Rev., Ser. 93
    5.50%(d)                                 07/01/04      5,000      5,053,550
  Philadelphia Gas Works Rev., Ser. 94
    5.25%                                    08/01/24      2,900      2,976,763
  Philadelphia Gas Works Rev., Ser. 01
    5.50%                                 08/14-08/18      7,415      8,340,507
  Philadelphia Hosp. & Hgr. Ed. Fac.
    Auth. Hosp. Rev., Frankford Hosp.
    Prj., Ser. 95
    5.50%                                    01/01/07      1,235      1,288,871
    5.60%                                    01/01/08      1,245      1,303,440
  Philadelphia Hosp. & Hgr. Ed. Fac.
    Auth. Hosp. Rev., Nazareth Hosp.
    Franciscan Prj., Prerefunded Ser.
    96B
    5.00%                                    07/01/06      4,590      5,041,840
  Philadelphia Ind. Dev. Auth. Rev.,
    American Coll. of Physicians Prj.,
    Ser. 00
    5.50%                                 06/20-06/25     14,685     16,151,482
  Philadelphia Ind. Dev. Auth. Rev.,
    Girard Estate Coal Mining Prj., Ser.
    96
    5.38%                                    11/15/12      3,945      4,338,159
    5.50%                                    11/15/16      1,650      1,817,691
  Philadelphia Ind. Dev. Auth. Rev.,
    PGH Dev. Corp. Prj., Ser. 93
    5.50%                                    07/01/10      1,035      1,072,933
  Philadelphia Pk. Auth. Rev., Arpt. Pk.
    Prj., Ser. 99
    5.62%                                    09/01/18      4,430      4,983,972
  Philadelphia Pk. Auth. Rev., Ser. 97
    5.40%                                    09/01/15      5,900      6,452,535
  Philadelphia Pk. Auth. Rev., Ser. 99
    5.62%                                 09/13-09/17      5,885      6,652,483
  Philadelphia Sch. Dist. G.O.,
    Prerefunded Ser. 94A
    5.80%                                    07/01/04      1,910      1,951,313
    5.85%                                    07/01/04      1,710      1,751,450

                                                            PAR
                                            MATURITY       (000)       VALUE
                                         -------------- ---------- -------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Philadelphia Sch. Dist. G.O.,
    Prerefunded Ser. 95B
    5.50%                                    09/01/05    $ 4,500    $ 4,863,960
  Philadelphia Sch. Dist. G.O., Ser.
    95A
    6.25%                                    09/01/06      2,255      2,495,789
  Philadelphia Sch. Dist. G.O., Ser.
    95B
    5.50%                                    09/01/18      4,890      5,209,562
  Philadelphia Sch. Dist. G.O., Ser.
    99C
    5.75%                                    03/01/29     11,000     12,377,200
  Philadelphia Sch. Dist. G.O., Ser.
    00A
    5.75%                                 02/12-02/13     10,215     11,780,401
  Philadelphia Wtr. & Swr. Rev., Ser.
    92
    7.35%(d)                                 09/01/04      2,895      2,970,386
  Philadelphia Wtr. & Waste Wtr. Rev.,
    Ser. 93
    5.50%                                    06/15/07      6,780      7,543,970
  Pittsburgh Sch. Dist. G.O.,
    Prerefunded Ser. 97
    5.50%                                    09/01/05      4,500      4,775,355
  Pleasant Vy. Sch. Dist. G.O.,
    Prerefunded Ser. 95
    5.60%                                    11/15/05      1,180      1,264,547
  Pleasant Vy. Sch. Dist. G.O., Ser. 95
    5.60%                                    11/15/14        205        218,190
  Pottstown Borough Auth. Swr. Rev.,
    Ser. 96
    5.50%                                    11/01/16      1,360      1,481,244
  Punxsutawney Area Sch. Dist. G.O.,
    Prerefunded Ser. 95
    5.80%                                    04/15/05      1,000      1,048,740
  Ringgold Sch. Dist. Rev.,
    Prerefunded Ser. 95
    6.20%                                    02/01/05        500        521,145
  Riverside Beaver Cnty. Sch. Dist.
    Rev., Prerefunded Ser. 96
    5.50%                                    02/15/06      3,725      4,004,524
  Riverside Sch. Dist. G.O.,
    Prerefunded Ser. 00
    5.50%                                    10/15/10      3,300      3,823,908
  Scranton Lackawanna Hlth. &
    Welfare Auth. Rev., Hosp. Cmnty.
    Med. Ctr. Prj., Ser. 98A
    5.25%                                    07/01/04      2,215      2,236,995
  South Fork Mun. Auth. Hosp. Rev.,
    Good Samaritan Med. Ctr. Prj.,
    Ser. 96B
    5.38%                                    07/01/16      4,000      4,335,400
  Southeastern Pennsylvania Trans.
    Auth. Rev., Prerefunded Ser. 95
    5.75%                                    03/01/05      1,285      1,352,360
    5.88%                                    03/01/05      1,230      1,295,866
  Southeastern Pennsylvania Trans.
    Auth. Rev., Ser. 97
    5.55%                                    03/01/13      3,500      3,895,990
    5.38%                                    03/01/17      6,270      6,883,081
  Springford Sch. Dist. G.O., Ser. 97
    5.15%                                    02/01/18     10,010     10,403,193
  Washington Cnty. Auth. Rev., Ser. 99
    6.15%                                    12/01/29     13,250     16,011,432

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              19

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
               PENNSYLVANIA TAX-FREE INCOME PORTFOLIO (CONTINUED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                           PAR
                                           MATURITY       (000)        VALUE
                                        -------------- ---------- --------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Washington Cnty. Ind. Dev. Auth.
    Poll. Ctrl. Rev., West Penn Pwr.
    Co. Prj., Ser. 95G
     6.05%                                  04/01/14    $ 2,500    $  2,664,625
  West Mifflin Sanit. Swr. Mun. Auth.
    Swr. Rev., Prerefunded Ser. 96
     5.70%                                  08/01/06      1,445       1,586,451
  Westmoreland Cnty. Ind. Dev. Auth.
    Rev., Westmoreland Hlth. Sys. Prj.,
    Ser. 93A
     6.00%                                  07/01/11        200         204,370
  Westview Mun. Auth. S.O., Ser. 85
     9.25%                                  11/15/05        720         769,162
  Williamsport Area Sch. Dist. Auth.
    Rev., Ser. 78
     6.00%                                  03/01/07         80          88,131
  Wilson Sch. Dist. G.O., Prerefunded
    Ser. 97
     5.50%                                  05/15/07      8,015       8,931,355
                                                                   ------------
                                                                    637,741,324
                                                                   ------------
Puerto Rico - 7.3%
  Puerto Rico Cmwlth. G.O., Ser. 02
     5.50%                               07/11-07/12     22,000      25,675,880
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00A
    17.99%(b)                               10/01/16        400         616,488
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00B
    18.49%(b)                               10/01/17        500         778,850
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00C
    18.49%(b)                               10/01/18        500         773,810
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00D
    18.49%(b)                               10/01/19        690       1,050,553
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00E
    18.49%(b)                               10/01/20        250         376,275
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00F
    17.99%(b)                               10/01/24        250         371,545
  Puerto Rico Elec. Pwr. Auth. Rev.,
    Prerefunded Ser. 95X
     6.00%                                  07/01/05      5,000       5,404,400
  Puerto Rico Mun. Fin. Agy. Rev., Ser.
    99
     5.50%                                  08/01/18      6,500       7,382,180
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Ser. 02E
     5.50%                                  08/01/29     12,500      13,557,500
                                                                   ------------
                                                                     55,987,481
                                                                   ------------

                                                           PAR
                                           MATURITY       (000)        VALUE
                                        -------------- ---------- --------------
MUNICIPAL BONDS (Continued)
Virgin Islands - 0.5%
  Tobacco Settlement Fdg. Corp. Rev.,
    Ser. 01
     4.40%(c)                               05/15/09    $ 1,030    $    861,605
     4.50%(c)                               05/15/10      1,100         913,374
     4.60%(c)                               05/15/11      1,165         960,403
     4.75%(c)                               05/15/12      1,240       1,015,597
                                                                   ------------
                                                                      3,750,979
                                                                   ------------
TOTAL MUNICIPAL BONDS
  (Cost $636,399,889)
                                                                    697,479,784
                                                                   ------------
CUMULATIVE PREFERRED STOCK - 7.2%
  Charter Mac Equity Issuer Tr.
     6.62%(e)                               06/30/49     25,000      28,297,500
     7.60%(e)                               11/30/50     10,000      11,733,000
  MuniMae TE Bonds Subs., LLC
     6.88%(e)                               06/30/49      4,000       4,350,960
     7.75%(e)                               06/30/50     10,000      11,121,600
                                                                   ------------
TOTAL CUMULATIVE PREFERRED STOCK
  (Cost $48,458,114)                                                 55,503,060
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $684,858,003(a))                                   98.3%    752,982,844
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                               1.7%     12,903,731
                                                          -----     -----------
NET ASSETS (Applicable to
  64,500,050
Institutional shares,
  533,040 Service shares,
3,256,453
  Investor A shares,
2,061,603 Investor
  B shares and 223,144
Investor C
  shares outstanding)                                     100.0%   $765,886,575
                                                          =====    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
               PENNSYLVANIA TAX-FREE INCOME PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                                  VALUE
                                                                ---------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($700,146,573/64,500,050)                                      $ 10.85
                                                                 =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($5,780,567/533,040)                                           $ 10.84
                                                                 =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR
  A SHARE
  ($35,336,318/3,256,453)                                        $ 10.85
                                                                 =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($10.85/0.960)                                                 $ 11.30
                                                                 =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($22,211,314/2,061,603)                                        $ 10.77
                                                                 =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($2,411,803/223,144)                                           $ 10.81
                                                                 =======

-------------------
(a)  Cost for Federal income tax purposes is $684,996,586.
     The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                           $73,483,062
     Gross unrealized depreciation                            (5,496,804)
                                                             -----------
                                                             $67,986,258
                                                             ===========
(b)  Rates shown are the rates as of March 31, 2004.

(c)  The rate shown is the effective yield on the zero coupon bonds.

(d) Securities, or a portion thereof, pledged as collateral with a value of $1,539,060 on 979 short U.S. Treasury Note futures contracts expiring June 2004. The value of such contracts on March 31, 2004 was $112,982,719, with an unrealized loss of $1,711,784.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2004, the fund held 7.2% of its net assets, with a current market value of $55,503,060 in securities restricted as to resale.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              21

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                      NEW JERSEY TAX-FREE INCOME PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)


                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS - 88.0%
New Jersey - 70.4%
  Delaware River Port Auth.
    Pennsylvania & New Jersey RITES
    PA-611 Rev., Ser. 00
    14.28%(b)                            01/01/26    $ 5,000    $6,918,750
  Edison Twp. G.O., Ser. 91
     6.50%                               06/01/04        930       937,961
  Essex Cnty. Imp. Auth. Lease Rev.,
    Jail & Yth. Hsg. Prj., Prerefunded
    Ser. 94
     6.90%                               12/01/04        500       529,500
  Garden St. Preservation Tr. Cap.
    Apprec. Rev., Ser. 03B
     5.17%(c)                            11/01/24     10,000     3,659,300
  Gloucester Cnty. Srs. Hsg. Dev.
    Corp. Rev., Sect. 8 Colonial Pk.
    Prj., Ser. 94A
     6.20%                               09/15/11      1,250     1,285,088
  Hopatcong Boro G.O., Ser. 03
     5.75%                               08/01/33      2,300     2,550,884
  Jersey City G.O., Ser. 96A
     6.00%                               10/01/05      1,655     1,771,876
  Knowlton Twp. Bd. of Ed. G.O., Ser.
    91
     6.60%                               08/15/11        169       209,038
  Middlesex Cnty. Imp. Auth. Rev., New
    Brunswick Apts. Rental Hsg. Prj.,
    Ser. 02 AMT
     5.15%                               02/01/24      3,000     3,073,200
  Middlesex Cnty. Imp. Auth. Rev., Ser.
    96
     5.80%                               09/15/13      1,725     1,900,088
  Morristown Cnty. G.O., Ser. 95
     6.40%                               08/01/14        500       541,955
  New Jersey Econ. Dev. Auth. Lease
    Rev., Ser. 00
     6.00%                               06/01/21      4,780     5,565,593
  New Jersey Econ. Dev. Auth. Mkt.
    Transition Fac. Rev., Prerefunded
    Ser. 94A
     5.80%(d)                            07/01/04      2,790     2,878,192
     5.88%                               07/01/04      4,000     4,127,120
  New Jersey Econ. Dev. Auth. Rev.,
    Kapkowski Rd. Landfill Prj., Ser. 02
     6.50%                               04/01/28      2,500     2,925,625
  New Jersey Econ. Dev. Auth. Rev.,
    Motor Vehicle Comm. Prj., Ser.
    03A
     3.52%(c)                            07/01/12      4,000     2,954,600
  New Jersey Econ. Dev. Auth. Rev.,
    Performing Arts Ctr. Prj., Ser. 96C
     5.75%                               06/15/08      4,440     4,869,437
  New Jersey Econ. Dev. Auth. Rev.,
    Sch. Fac. Const. Prj., Ser. 03F
     5.25%                               06/15/13      5,000     5,693,200
  New Jersey Econ. Dev. Auth. Rev.,
    Ser. 99
     6.20%                               12/01/24      3,000     3,345,450
  New Jersey Econ. Dev. Auth. Rev.,
    St. Barnabas Med. Ctr. Prj., Ser.
    97A
     5.63%(c)                            07/01/23      4,000     1,577,040
  New Jersey Ed. Auth. Rev., Rowan
    Coll. Prj., Prerefunded Ser. 96E
     5.88%                               07/01/06      2,185     2,420,893

                                                        PAR
                                          MATURITY     (000)       VALUE
                                         ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
  New Jersey Hlth. Care Fac. Fin.
    Auth. Rev., Kennedy Hlth. Sys.
    Prj., Ser. 01
     5.50%                               07/01/21    $ 2,000    $2,078,360
     5.62%                               07/01/31        455       471,480
  New Jersey Hlth. Care Fac. Fin.
    Auth. Rev., Robert Wood Johnson
    Univ. Prj., Ser. 96C
     5.75%                               07/01/07      2,595     2,835,972
  New Jersey Sports & Expo. Auth.
    Rev., Ser. 00A
     5.50%                               03/01/20      5,000     5,542,650
  New Jersey St. Edl. Facs. Auth. Rev.,
    Institute of Tech. Prj., Ser. 04B
     5.00%                               07/01/16      4,150     4,568,111
     5.00%                               07/01/21      2,750     2,945,772
  New Jersey St. Edl. Facs. Auth. Rev.,
    Ser. 02
     5.25%                               07/01/32      3,000     3,091,290
  New Jersey St. G.O., Ser. 00
     5.75%                               05/01/12      2,500     2,933,575
  New Jersey St. G.O., Ser. 01H
     5.25%                               07/01/14      4,975     5,684,634
  New Jersey St. Hsg. & Mtg. Fin.
    Agcy. Rev., Ser. 00B
     6.25%                               11/01/26      2,000     2,137,960
  New Jersey St. Hwy. Auth. Rev.,
    Garden St. Pkwy. Prj., Ser. 92
     6.20%                               01/01/10        750       874,148
  New Jersey St. Tpke. Auth. Rev.,
    Prerefunded Ser. 91C
     6.50%                               01/01/16      3,155     3,901,574
  New Jersey St. Tpke. Auth. Rev.,
    Ser. 91C
     6.50%                               01/01/16        845     1,047,700
  New Jersey St. Trans. Tr. Fd. Admin.
    Grant Rev., Prerefunded Ser. 00A
     6.12%                               09/15/09      2,500     2,958,575
  New Jersey St. Trans. Tr. Fd. Auth.
    Trans. Sys. Rev., Prerefunded Ser.
    00A
     6.00%                               06/15/10      2,500     2,956,625
  New Jersey St. Trans. Tr. Fd. Auth.
    Trans. Sys. Rev., Prerefunded Ser.
    01B
     6.00%                               12/15/11      2,500     3,017,500
  New Jersey St. Trans. Tr. Fd. Auth.
    Trans. Sys. Rev., Ser. 99A
     5.75%                               06/15/20      2,820     3,326,105
  New Jersey St. Waste Wtr. Trtmnt.
    Tr. Rev., Ser. 96C
     6.25%                               05/15/06      3,455     3,787,889
  Newark Bd. of Ed. G.O., Prerefunded
    Ser. 94
     5.88%                               12/15/04      1,000     1,054,220
  North Hudson Swr. Auth. Rev., Ser.
    01A
     5.41%(c)                            08/01/21      5,000     2,229,800
  Ocean Cnty. Util. Auth. Rev.,
    Prerefunded Ser. 95A
     6.30%                               01/01/05      1,005     1,053,531

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            SCHEDULE OF INVESTMENTS
                NEW JERSEY TAX-FREE INCOME PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                         PAR
                                            MATURITY    (000)        VALUE
                                           ---------- --------- --------------
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
  Port Auth. New York & New Jersey
    Rev., Ser. 95 AMT
     5.75%                                 11/01/09    $3,275    $  3,448,182
  Port Auth. New York & New Jersey
    S.O. Rev., JFK Intl. Arpt. Term.
    Prj., Ser. 97-6 AMT
     5.75%                                 12/01/22     2,000       2,203,560
  Port Auth. New York & New Jersey
    S.O., JFK Intl. Arpt. Term. Prj., Ser.
    97-6 AMT
     6.25%                                 12/01/09     7,000       8,099,140
  Summit Cnty. G.O., Ser. 01
     5.25%                                 06/01/14     1,145       1,322,017
                                                                 ------------
                                                                  133,305,160
                                                                 ------------
Puerto Rico - 17.6%
  Puerto Rico Cmwlth. G.O., Pub. Imp.
    Prj., Ser. 01
     5.50%                                 07/01/19     5,000       5,861,850
  Puerto Rico Cmwlth. Hwy. & Trans.
    Auth. Rev., Prerefunded Ser. 00B
     6.00%                                 07/01/10     3,000       3,586,350
  Puerto Rico Cmwlth. Hwy. & Trans.
    Auth. Rev., Ser. 00C
     6.00%                                 07/01/29     2,000       2,291,540
  Puerto Rico Cmwlth. Hwy. & Trans.
    Auth. Rev., Ser. 02D
     5.38%                                 07/01/36     1,000       1,070,450
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00A
    17.99%(b)                              10/01/16       400         616,488
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00B
    18.49%(b)                              10/01/17       500         778,850
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00C
    18.49%(b)                              10/01/18       500         773,810
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00D
    18.49%(b)                              10/01/19       650         989,651
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00E
    18.49%(b)                              10/01/20       250         376,275
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00F
    17.99%(b)                              10/01/24       250         371,545
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    Spec. RITES PA-569 Rev., Ser. 99
    12.61%(b)                              07/01/07     2,000       2,568,180
  Puerto Rico Cmwlth. Pub. Imp. G.O.,
    Prerefunded Ser. 00
     5.75%                                 07/01/10     3,000       3,499,500
  Puerto Rico Pub. Bldgs. Auth. Rev.,
    Govt. Facs. Prj., Ser. 02
     5.25%                                 07/01/25     4,535       5,138,699
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Ser. 02E
     5.50%                                 08/01/29     5,000       5,423,000
                                                                 ------------
                                                                   33,346,188
                                                                 ------------
TOTAL MUNICIPAL BONDS
  (Cost $151,604,877)                                             166,651,348
                                                                 ------------


                                                     PAR/SHARES
                                           MATURITY     (000)        VALUE
                                         ----------  ----------  ------------
CUMULATIVE PREFERRED STOCK - 6.6%
  Charter Mac Equity Issuer Tr.
    6.62%(e)                              06/30/49     $ 1,000   $  1,131,900
    7.60%(e)                              11/30/50       4,000      4,693,200
  MuniMae TE Bonds Subs., LLC
    6.88%(e)                              06/30/49       4,000      4,350,960
    7.75%(e)                              06/30/50       2,000      2,224,320
                                                                 ------------
TOTAL CUMULATIVE PREFERRED STOCK
  (Cost $10,992,201)                                               12,400,380
                                                                 ------------
SHORT TERM INVESTMENTS - 5.4%
  Wilmington Trust Tax-Free Money
    Market Fund
  (Cost $10,176,198)                                    10,176     10,176,198
                                                                 ------------
TOTAL INVESTMENTS IN
  SECURITIES - 100.0%
  (Cost $172,773,276(a))                                         $189,227,926
                                                                 ============

-------------------

(a)  Also cost for Federal income tax purposes.
     The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                                $16,940,641
     Gross unrealized depreciation                                   (485,991)
                                                                  -----------
                                                                  $16,454,650
                                                                  ===========

(b)  Rates shown are the rates as of March 31, 2004.

(c)  The rate shown is the effective yield on the zero coupon bonds.

(d) Securities, or a portion thereof, pledged as collateral with a value of $1,547,415 on 270 short U.S. Treasury Note futures contracts expiring June 2004. The value of such contracts on March 31, 2004 was $31,159,688, with an unrealized loss of $275,017.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2004, the fund held 6.3% of its net assets, with a current market value of $12,400,380 in securities restricted as to resale.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              23

                                BLACKROCK FUNDS

                      STATEMENT OF ASSETS AND LIABILITIES
                      NEW JERSEY TAX-FREE INCOME PORTFOLIO


MARCH 31, 2004 (UNAUDITED)



ASSETS
 Investments at value (Cost $172,773,276)...................................  $  189,227,926
 Cash ......................................................................      13,421,155
 Interest receivable .......................................................       2,596,544
 Capital shares sold receivable ............................................         113,795
 Prepaid expenses ..........................................................          16,366
 Futures margin receivable .................................................          68,725
                                                                              --------------
    TOTAL ASSETS ...........................................................     205,444,511
                                                                              --------------
LIABILITIES
 Investments purchased payable .............................................       7,613,890
 Capital shares redeemed payable ...........................................          57,602
 Distributions payable .....................................................         673,446
 Advisory fees payable .....................................................          47,550
 Administrative fees payable ...............................................          38,012
 Transfer agent fees payable ...............................................           4,891
 Other accrued expenses payable ............................................          47,356
 Futures margin payable ....................................................         151,875
 Unrealized depreciation on interest rate swaps ............................          94,686
                                                                              --------------
    TOTAL LIABILITIES ......................................................       8,729,308
                                                                              --------------
NET ASSETS (Applicable to 13,443,714 Institutional shares,1,390,516
 Service shares, 529,027 Investor A shares, 1,058,641 Investor B shares and 239,264 Investor C shares outstanding) ................................  $  196,715,203
                                                                              ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($158,720,709/13,443,714).........................           $11.81
                                                                                      ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($16,417,292/1,390,516).................................           $11.81
                                                                                      ======
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($6,245,126/529,027).................................           $11.80
                                                                                      ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($11.80\d0.960).................          $12.29
                                                                                      ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($12,501,332/1,058,641)..............................           $11.81
                                                                                      ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($2,830,744/239,264).................................           $11.83
                                                                                      ======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                         OHIO TAX-FREE INCOME PORTFOLIO


AS OF MARCH 31, 2004 (UNAUDITED)


                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- -------------
MUNICIPAL BONDS - 89.2%
Ohio - 68.7%
  Akron G.O., Ser. 01
    5.50%                                 12/01/21     $1,000    $1,126,370
  Akron Swr. Sys. Rev., Ser. 96
    5.88%                                 12/01/16        500       554,455
  Brunswick G.O., Ser. 94
    6.30%                                 12/01/14        210       220,905
  Butler Cnty. Trans. Imp. Dist. Rev.,
    Ser. 97A
    6.00%(b)                              04/01/11        600       688,140
  Cleveland COP, Cleveland Stadium
    Prj., Ser. 97
    5.25%                                 11/15/10      2,500     2,800,125
  Cleveland G.O., Prerefunded Ser. 94
    6.25%                                 11/15/04      1,915     2,015,365
  Cleveland Pkg. Fac. Rev., Ser. 96
    6.00%                                 09/15/06      1,275     1,407,332
  Cleveland Pub. Pwr. Sys. Rev., First
    Mtg. Prj., Prerefunded Ser. 94A
    6.30%                                 11/15/04      4,000     4,210,840
  Cleveland-Cuyahoga Cnty. Port Auth.
    Rev., Ser. 97 AMT
    6.00%                                 03/01/07        335       365,438
  Columbus G.O., Ser. 86
    7.38%                                 07/01/06      1,000     1,123,640
  Columbus G.O., Ser. 94-2
    5.60%                                 05/15/05      1,000     1,024,910
  Columbus G.O., Ser. 02
    5.00%                                 06/15/12      2,975     3,305,166
  Cuyahoga Cnty. Multi-Fam. Rev., Ser.
    02 AMT
    5.35%                                 09/20/27      1,000     1,033,150
  Fairfield City Sch. Dist. G.O., Ser. 94
    7.45%                                 12/01/14      1,000     1,298,420
  Greater Cleveland Regl. Trans. Auth.
    Cap. Imp. Rev., Ser. 01A
    5.12%                                 12/01/21      1,000     1,063,430
  Greater Cleveland Regl. Trans. Auth.
    G.O., Ser. 96
    6.25%                                 12/01/06      2,935     3,284,294
  Hamilton Cnty. Sales Tax Rev., Ser.
    01B
    5.25%                                 12/01/32      5,000     5,322,450
  Kings Sch. Dist. G.O., Prerefunded
    Ser. 94
    7.60%                                 12/01/05        200       218,176
  Lucas Cnty. G.O., Ser. 96
    6.00%                                 12/01/05        500       538,700
  Marysville Sch. Dist. G.O.,
    Prerefunded Ser. 98
    6.00%                                 12/01/10      1,910     2,304,931
  Mason City Sch. Dist. G.O., Ser. 01
    5.38%                                 12/01/18      3,000     3,328,440
  New Albany Cmnty. Auth. Fac. Rev.,
    Ser. 01B
    5.12%                                 10/01/21      2,750     2,931,142
  North Royalton City Sch. Dist. G.O.,
    Ser. 94
    6.62%                                 12/01/06        100       112,732
  Northwestern Sch. Dist. Rev., Wayne
    & Ashland Cntys. Prj., Ser. 94
    7.20%                                 12/01/10        300       376,971
  Ohio G.O., Prerefunded Ser. 95
    6.00%                                 08/01/05        225       244,114

                                                         PAR
                                           MATURITY     (000)       VALUE
                                          ---------- ---------- -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Ohio Hsg. Fin. Agcy. Rev., Wind
    River Prj., Ser. 94A AMT
    5.55%                                 11/01/18     $  300    $  312,510
  Ohio St. Bldg. Auth. Adult Corr. Fac.
    Rev., Prerefunded Ser. 94
    5.90%                                 10/01/04      2,000     2,088,500
  Ohio St. Bldg. Auth. Disalle Govt. Ctr.
    Rev., Ser. 96A
    6.00%                                 10/01/05      1,000     1,070,000
  Ohio St. Bldg. Data Ctr. Rev., Ser.
    93A
    5.90%                                 10/01/07        450       509,994
  Ohio St. Comm. Sch. Cap. Fac. Rev.,
    Prerefunded Ser. 94A
    5.75%                                 06/15/09      1,000     1,162,650
  Ohio St. Env. Imp. Rev., USX Corp.
    Prj., Ser. 99
    5.62%                                 05/01/29      1,000     1,023,530
  Ohio St. Hgr. Ed. Fac. Denison Univ.
    Rev., Ser. 01
    5.12%                                 11/01/21      3,000     3,194,190
  Ohio St. Nat. Res. Cap. Fac. G.O.,
    Prerefunded Ser. 94A
    5.40%                                 10/01/04      1,000     1,021,900
  Ohio St. Univ. G.O., Ser. 02A
    5.25%                                 12/01/18      3,290     3,624,593
  Ohio St. Wtr. Dev. Auth. Poll. Ctrl.
    Fac. Rev., Republic Steel Prj., Ser.
    95
    6.38%                                 06/01/07      1,680     1,802,842
  Ohio St. Wtr. Dev. Auth. Poll. Ctrl.
    Rev., Ser. 02
    5.25%                                 12/01/15      3,415     3,836,548
  Ohio St. Wtr. Dev. Auth. Rev., Pure
    Wtr. Prj., Ser. 92
    5.75%                                 06/01/04        305       307,242
  Ohio St. Wtr. Dev. Auth. Rev.,
    Steel-Cargill North Star Broken Hill
    Prj., Ser. 95 AMT
    6.30%                                 09/01/20        500       519,610
  Ohio St. Wtr. Dev. Poll. Ctrl. Fac.
    Rev., Wtr. Ctrl. St. Match Prj.,
    Prerefunded Ser. 95
    5.70%                                 06/01/05      1,300     1,382,537
  Olentangy Sch. Dist. G.O.,
    Prerefunded Ser. 95A
    6.00%                                 12/01/04        225       236,954
  Pickerington Loc. Sch. Dist. Fac.
    Constr. & Imp. Rev., Ser. 01
    5.25%                                 12/01/20      1,000     1,079,060
  Scioto Cnty. Rev., Marine Term.
    Norfolk Southern Corp. Prj., Ser.
    98
    5.30%                                 08/15/13      3,000     3,124,230
  Springboro Wtr. Sys. Rev., Ser. 98
    5.00%                                 12/01/18      2,500     2,649,050
  Summit Cnty. Hosp. Rev., Cuyahoga
    Falls Gen. Hosp. Prj., Ser. 94
    6.65%                                 07/01/14        200       205,996
  Toledo G.O., Ser. 96
    6.00%                                 12/01/06        500       556,270

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              25

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                   OHIO TAX-FREE INCOME PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                       PAR
                                          MATURITY    (000)        VALUE
                                         ---------- --------- --------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Trotwood-Madison City Sch. Dist.
    G.O., Ser. 02
     5.00%                               12/01/30    $2,000    $  2,077,140
  Univ. of Cincinnati Rev., Ser. 01A
     5.00%                               06/01/31     2,000       2,071,940
  Univ. of Toledo Rev., Ser. 02
     5.25%                               06/01/18     1,195       1,296,432
  West Muskingum Loc. Sch. Dist.,
    Sch. Fac. Constr. & Imp. G.O., Ser.
    03
     5.00%                               12/01/24     3,000       3,148,500
  Westerville City Sch. Dist. G.O., Ser.
    87
     6.25%                               12/01/05     1,000       1,081,140
  Westlake G.O., Ser. 96
     6.40%                               12/01/08     1,560       1,776,824
                                                               ------------
                                                                 82,059,818
                                                               ------------
Puerto Rico - 20.5%
  Puerto Rico Cmwlth. G.O., Ser. 02
     5.50%                               07/01/11     5,000       5,826,200
  Puerto Rico Cmwlth. Hwy. & Trans.
    Auth. RITES Rev., Ser. 98
    10.82%(c)                            07/01/18     5,000       5,953,950
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00A
    17.99%(c)                            10/01/16       400         616,488
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00B
    18.49%(c)                            10/01/17       500         778,850
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00C
    18.49%(c)                            10/01/18       500         773,810
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00D
    18.49%(c)                            10/01/19       650         989,651
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00E
    18.49%(c)                            10/01/20       250         376,275
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00F
    17.99%(c)                            10/01/24       250         371,545
  Puerto Rico Pub. Bldgs. Auth. RITES
    PA-577 Rev., Ser. 99
    12.67%(c)                            07/01/21     4,000       4,474,040
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Ser. 02E
     5.50%                               08/01/29     4,000       4,338,400
                                                               ------------
                                                                 24,499,209
                                                               ------------
TOTAL MUNICIPAL BONDS
  (Cost $96,029,710)                                            106,559,027
                                                               ------------
CUMULATIVE PREFERRED STOCK - 5.6%
  Charter Mac Equity Issuer Tr.
     6.62%(d)                            06/30/49     1,000       1,131,900
     7.60%(d)                            11/30/50     1,000       1,173,300
  MuniMae TE Bonds Subs., LLC
     6.88%(d)                            06/30/49     2,000       2,175,480
     7.75%(d)                            06/30/50     2,000       2,224,320
                                                               ------------
TOTAL CUMULATIVE PREFERRED STOCK
  (Cost $5,997,400)                                               6,705,000
                                                               ------------


                                                      NUMBER
                                                    OF SHARES      VALUE
                                                   ----------- -------------
SHORT TERM INVESTMENTS - 3.9%
  Wilmington Trust
Tax-Free Money
    Market Fund
  (Cost $4,602,539)                                 4,602,539    $4,602,539
                                                                 ----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $106,629,649(a))                               98.7%    117,866,566
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                           1.3%      1,599,116
                                                      -----     -----------
NET ASSETS (Applicable to
8,892,638
  Institutional shares,
47,576 Service
  shares, 493,745
Investor A shares,
  979,831 Investor B
shares and
  535,771 Investor C shares
  outstanding)                                        100.0%   $119,465,682
                                                      =====    ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($97,018,526/8,892,638)                                           $ 10.91
                                                                    =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($519,263/47,576)                                                 $ 10.91
                                                                    =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($5,388,479/493,745)                                              $ 10.91
                                                                    =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($10.91/0.960)                                                    $ 11.36
                                                                    =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($10,691,837/979,831)                                             $ 10.91
                                                                    =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($5,847,577/535,771)                                              $ 10.91
                                                                    =======

-------------------
(a) Also cost for Federal income tax purposes. The gross unrealized appreciation on a tax basis is $11,236,917.

(b) Securities, or a portion thereof, pledged as collateral with a value of $688,140 on 144 short U.S. Treasury Note futures contracts expiring June 2004. The value of such contracts on March 31, 2004 was $16,618,500, with an unrealized loss of $251,750. (c) Rates shown are the rates as of March 31, 2004. (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2004, the fund held 5.6% of its net assets, with a current market value of $6,705,000 in securities restricted as to resale.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                       DELAWARE TAX-FREE INCOME PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)

                                                           PAR
                                            MATURITY      (000)       VALUE
                                         ------------- ---------- -------------
MUNICIPAL BONDS - 87.6%
Delaware - 65.4%
  Delaware River & Bay Auth. Rev.,
    Ser. 96
     6.00%                                01/05-01/06    $2,620    $ 2,765,001
  Delaware River & Bay Auth. Rev.,
    Ser. 03
     5.25%                                   01/01/22     1,000      1,080,910
  Delaware St. Econ. Dev. Auth. Poll.
    Ctrl. Rev., Delmarva Pwr. Prj., Ser.
    02B
     5.20%                                   02/01/19     1,000      1,075,130
  Delaware St. Econ. Dev. Auth. Rev.,
    Del. Tech. Pk. Univ. Del. Prj., Ser.
    00
     6.00%                                   02/01/21     1,000      1,167,450
  Delaware St. Econ. Dev. Auth. Rev.,
    Delmarva Pwr. Prj., Ser. 00 AMT
     5.65%                                   07/01/28     3,850      4,087,198
  Delaware St. Econ. Dev. Auth. Rev.,
    First Mtg. Gilpin ACA CBI Prj., Ser.
    98
     5.62%                                   07/01/19     2,000      2,168,360
  Delaware St. Econ. Dev. Auth. Rev.,
    United Wtr. Delaware, Inc. Prj.,
    Ser. 95 AMT
     6.20%(b)                                06/01/25     2,000      2,138,600
  Delaware St. Econ. Dev. Auth. Rev.,
    Wtr. Dev. Prj., Ser. 92B
     6.45%                                   12/01/07     1,165      1,329,137
  Delaware St. G.O., Ser. 03A
     5.00%                                   01/01/10     1,000      1,127,030
  Delaware St. G.O., Ser. 03B
     5.00%                                07/08-07/11     2,600      2,934,494
  Delaware St. Hlth. Fac. Auth. Rev.,
    Catholic Hlth. East Prj., Ser. 03D
     5.12%                                   11/15/24     1,750      1,768,725
     5.25%                                   11/15/28     2,225      2,246,115
  Delaware St. Hlth. Fac. Auth. Rev.,
    Christiana Care Hlth. Svcs. Prj.,
    Ser. 03
     5.25%                                   10/01/12     3,000      3,402,510
  Delaware St. Hlth. Fac. Auth. Rev.,
    Med. Ctr. of Delaware Prj., Ser. 92
     6.25%                                   10/01/04     1,885      1,934,085
     6.25%                                   10/01/05     1,875      2,017,200
  Delaware St. Hsg. Auth. Rev.,
    Multi-Fam. Mtg. Prj., Ser. 92C
     7.38%                                   01/01/15     2,000      2,021,280
  Delaware St. Hsg. Auth. Rev.,
    Multi-Fam. Mtg. Prj., Ser. 01A
     5.40%                                   07/01/24     3,390      3,459,732
  Delaware St. Hsg. Auth. Rev., Sr.
    Sgl. Fam. Mtg. Prj., Ser. 00 AMT
     5.90%                                   07/01/20     2,275      2,392,094
  Delaware St. Hsg. Auth. Rev., Sr.
    Sgl. Fam. Mtg. Prj., Ser. 02A AMT
     5.40%                                   01/01/34     2,320      2,367,119
  Delaware Trans. Auth. Trans. Sys.
    Rev., Prerefunded Ser. 94
     6.10%                                   07/01/04     1,000      1,032,320
  Delaware Trans. Auth. Trans. Sys.
    Rev., Ser. 93
     5.10%                                   07/01/04     1,500      1,514,640
  Dover Elec. Rev., Ser. 93
     6.00%                                   07/01/07       500        506,820

                                                           PAR
                                            MATURITY      (000)       VALUE
                                         ------------- ---------- -------------
MUNICIPAL BONDS (Continued)
Delaware (Continued)
  Kent Cnty. Stud. Hsg. Rev., Del. St.
    Univ. Prj., Ser. 04A
     5.00%                                07/25-07/30    $2,100    $ 2,117,587
  New Castle Cnty. G.O., Ser. 02A
     5.25%                                   10/01/12     1,745      2,015,318
  New Castle Cnty. G.O., Ser. 04
     5.00%                                   10/01/20     2,695      2,902,678
  Sussex Cnty. G.O., Prerefunded Ser.
    93
     5.60%                                   04/15/05       225        227,734
     5.70%                                   04/15/05       230        232,806
  Sussex Cnty. G.O., Ser. 03
     5.00%                                   10/15/08     2,270      2,540,675
  Wilmington G.O., Ser. 02
     5.38%                                   06/01/17     1,500      1,681,395
  Wilmington Pk. Auth. Gtd. Pk. Rev.,
    Ser. 92A
     6.00%                                   09/15/06        25         25,337
  Wilmington Pk. Auth. Gtd. Pk. Rev.,
    Ser. 02
     5.25%                                09/14-09/15     2,965      3,390,658
                                                                   -----------
                                                                    59,670,138
                                                                   -----------
Puerto Rico - 22.2%
  Puerto Rico Cmwlth. G.O., Ser. 02
     5.50%                                   07/01/11     3,000      3,495,720
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00A
    17.99%(c)                                10/01/16       400        616,488
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00B
    18.49%(c)                                10/01/17       500        778,850
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00C
    18.49%(c)                                10/01/18       500        773,810
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00D
    18.49%(c)                                10/01/19       650        989,651
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00E
    18.49%(c)                                10/01/20       250        376,275
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00F
    17.99%(c)                                10/01/24       250        371,545
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Ser. 98A
     5.38%                                   06/01/14        50         58,169
  Puerto Rico Pub. Fin. Corp. RITES
    Rev., Ser. 98
    11.32%(c)                                06/01/09     5,000      6,916,450
  Puerto Rico Pub. Fin. Corp. RITES
    Rev., Ser. 99
    12.69%(c)                                06/01/14     4,025      5,908,096
                                                                   -----------
                                                                    20,285,054
                                                                   -----------
TOTAL MUNICIPAL BONDS
  (Cost $73,357,905)
                                                                    79,955,192
                                                                   -----------
CUMULATIVE PREFERRED STOCK - 7.4%
  Charter Mac Equity Issuer Tr.
     6.62% (d)                               06/30/49     1,000      1,131,900
     7.60% (d)                               11/30/50     1,000      1,173,300

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              27

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                 DELAWARE TAX-FREE INCOME PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                   PAR/SHARES
                                        MATURITY     (000)        VALUE
                                       ---------- ----------- -------------
CUMULATIVE PREFERRED STOCK (Continued)
  MuniMae TE Bonds Subs., LLC
  6.88% (d)                            06/30/49      $2,000    $ 2,175,480
  7.75% (d)                            06/30/50       2,000      2,224,320
                                                               -----------
TOTAL CUMULATIVE PREFERRED STOCK
  (Cost $5,958,088)                                              6,705,000
                                                               -----------
SHORT TERM INVESTMENTS - 2.8%
  Wilmington Trust
Tax-Free Money
  Market Fund
  (Cost $2,515,300)                                    2,515     2,515,300
                                                               -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $81,831,293(a))                                97.8%    89,175,492
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                           2.2%     2,006,807
                                                      -----     ----------
NET ASSETS (Applicable to
  5,428,856 Institutional shares,
  1,130,993 Investor A shares,
  849,991 Investor B shares and
  1,537,477 Investor C shares
  outstanding)                                        100.0%   $91,182,299
                                                      =====    ===========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($55,315,796/5,428,856)                                          $ 10.19
                                                                   =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($11,530,752/1,130,993)                                          $ 10.20
                                                                   =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($10.20/0.960)                                                   $ 10.63
                                                                   =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($8,665,769/849,991)                                             $ 10.20
                                                                   =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($15,669,982/1,537,477)                                          $ 10.19
                                                                   =======

-------------------
(a) Cost for Federal income tax purposes is $81,894,233. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                              $7,381,465
     Gross unrealized depreciation                                (100,206)
                                                                 ----------
                                                                 $7,281,259
                                                                 ==========

(b) Securities, or a portion thereof, pledged as collateral with a value of $1,069,300 on 108 short U.S. Treasury Note futures contracts expiring June 2004. The value of such contracts on March 31, 2004 was $12,463,875, with an unrealized loss of $188,844.

(c)  Rates shown are the rates as of March 31, 2004.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2004, the fund held 7.4% of its net assets, with a current market value of $6,705,000 in securities restricted as to resale.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                       KENTUCKY TAX-FREE INCOME PORTFOLIO

AS OF MARCH 31, 2004 (UNAUDITED)

                                                            PAR
                                            MATURITY       (000)       VALUE
                                         -------------- ---------- -------------
MUNICIPAL BONDS - 85.2%
Kentucky - 64.5%
  Boone Cnty. Sch. Dist. Fin. Corp.
    Sch. Bldg. Rev., Ser. 00B
     5.38%                                   08/01/20     $2,500    $ 2,716,775
  Bowling Green Sch. Dist. Fin. Corp.
    Rev., Ser. 00
     5.75%                                01/18-01/20      2,185      2,491,910
  Frankfort Elec. & Wtr. Plant Bd. Rev.,
    Ser. 99
     5.60%                                   12/01/19      1,045      1,183,504
  Grayson Cnty. Sch. Dist. Fin. Corp.
    Sch. Bldg. Rev., Prerefunded Ser.
    95B
     5.95%                                   01/01/05      1,290      1,362,279
  Hardin Cnty. Sch. Dist. Fin. Corp.
    Sch. Bldg. Rev., Ser. 00
     5.50%                                   02/01/16      1,675      1,888,964
  Hopkins Cnty. G.O., Detention Fac.
    Prj., Ser. 00
     5.75%                                   02/01/20      1,800      2,065,032
  Jefferson Cnty. Sch. Dist. Fin. Corp.
    Sch. Bldg. Rev., Ser. 99A
     5.25%                                   01/01/14      2,000      2,207,580
  Kenton Cnty. Arpt. Brd. Arpt. Rev.,
    Delta Airlines Prj., Ser. 92A AMT
     7.50%                                   02/01/20      1,400      1,297,422
  Kenton Cnty. Arpt. Rev., Cincinnati
    Northern Kentucky Prj., Ser. 97A
    AMT
     5.95%                                   03/01/07      1,730      1,920,369
     6.30%                                   03/01/15      1,000      1,123,230
  Kentucky Econ. Dev. Fin. Auth. Hlth.
    Sys. Rev., Norton Healthcare, Inc.
    Prj., Ser. 00A
     6.62%                                   10/01/28      1,750      1,851,920
  Kentucky Econ. Dev. Fin. Auth. Hlth.
    Sys. Rev., Norton Healthcare, Inc.
    Prj., Ser. 00B
     5.03%(b)                                10/01/28      5,000      1,372,650
  Kentucky Hsg. Corp. Hsg. Rev., Ser.
    96D
     5.80%                                   07/01/13      3,350      3,542,625
  Kentucky Hsg. Corp. Hsg. Rev., Ser.
    01F AMT
     5.45%                                   01/01/32      2,990      3,045,195
  Kentucky Hsg. Corp. Hsg. Rev., Ser.
    03D AMT
     5.10%                                   07/01/33      4,000      4,041,480
  Kentucky St. Property & Bldg.
    Comm. Rev., Prj. 65, Prerefunded
    Ser. 00
     5.95%                                   02/01/10      2,325      2,733,597
  Kentucky St. Property & Bldg.
    Comm. Rev., Prj. 73, Ser. 01
     5.25%                                   11/01/11      1,750      2,001,492
  Kentucky St. Property & Bldg.
    Comm. Rev., Prj. 79, Prerefunded
    Ser. 03
     5.12%                                   10/01/13      3,000      3,260,550
  Kentucky St. Tpke. Auth. Econ. Dev.
    Rev., Revitalization Prj., Ser. 95
     6.50%                                   07/01/08      3,000      3,520,800
  Kentucky St. Tpke. Auth. Econ. Dev.
    Rev., Revitalization Prj., Ser. 01A
     5.50%                                07/11-07/15      5,905      6,847,814

                                                            PAR
                                            MATURITY       (000)       VALUE
                                         -------------- ---------- -------------
MUNICIPAL BONDS (Continued)
Kentucky (Continued)
  Lexington-Fayette Urban Cnty. Govt.
    G.O., Ser. 00A
     5.75%                                   02/01/20     $1,500    $ 1,716,540
  Lexington-Fayette Urban Cnty. Govt.
    Rev., Univ. of Kentucky Alumni
    Assoc., Inc. Prj., Prerefunded Ser.
    94
     6.50%(c)                                11/01/04        660        694,175
  Lexington-Fayette Urban Cnty. Govt.
    Swr. Sys. Rev., Ser. 01A
     5.00%                                07/20-07/21      3,775      4,004,029
  Louisville & Jefferson Cnty. Met. Swr.
    & Drain Sys. Rev., Ser. 97A
     6.25%                                   05/15/26      1,015      1,145,773
  Louisville & Jefferson Cnty. Met. Swr.
    & Drain Sys. Rev., Ser. 99A
     5.75%                                   05/15/33      3,750      4,260,000
  Louisville & Jefferson Cnty. Regl.
    Arpt. Auth. Arpt. Sys. Rev., Ser.
    01A AMT
     5.75%                                   07/01/15      1,755      1,959,598
  Louisville & Jefferson Cnty. Regl.
    Arpt. Auth. Spec. Fac. Rev., Ser.
    99 AMT
     5.50%                                   03/01/19      4,285      4,113,857
  Louisville Wtrwks. Brd. Wtr. Sys.
    Rev., Louisville Wtr. Co. Prj., Ser.
    00
     5.25%                                   11/15/16      2,590      2,829,730
  McCracken Cnty. Hosp. Rev., Mercy
    Hlth. Sys. Prj., Ser. 94A
     6.10%                                   11/01/04        400        411,608
  Univ. of Kentucky Rev., Cons. Edl.
    Bldg. Prj., Prerefunded Ser. 94
     4.60%                                   05/01/04      2,540      2,597,607
                                                                    -----------
                                                                     74,208,105
                                                                    -----------
Puerto Rico - 20.7%
  Puerto Rico Cmwlth. Hwy. & Trans.
    Auth. Rev., Ser. 00C
     6.00%                                   07/01/29      5,000      5,728,850
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00A
    17.99%(d)                                10/01/16        400        616,488
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00B
    18.49%(d)                                10/01/17        500        778,850
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00C
    18.49%(d)                                10/01/18        500        773,810
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00D
    18.49%(d)                                10/01/19        650        989,651
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00E
    18.49%(d)                                10/01/20        250        376,275
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    S.O. RITES, Ser. 00F
    17.99%(d)                                10/01/24        250        371,545
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    Spec. RITES PA-569 Rev., Ser. 99
    12.61%(d)                                07/01/07      1,335      1,714,260

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                              29

                                BLACKROCK FUNDS

                            STATEMENT OF NET ASSETS
                 KENTUCKY TAX-FREE INCOME PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2004 (UNAUDITED)

                                                          PAR
                                             MATURITY    (000)        VALUE
                                            ---------- --------- --------------
MUNICIPAL BONDS (Continued)
Puerto Rico (Continued)
  Puerto Rico Cmwlth. Pub. Imp. G.O.,
  Prerefunded Ser. 00
      5.75%                                  07/01/10    $6,000    $  6,999,000
  Puerto Rico Pub. Fin. Corp. Cmwlth.
  Approp. Rev., Ser. 02E
      5.50%                                  08/01/29     5,000       5,423,000
                                                                   ------------
                                                                     23,771,729
                                                                   ------------
TOTAL MUNICIPAL BONDS
  (Cost $89,267,343)                                                 97,979,834
                                                                   ------------
CUMULATIVE PREFERRED STOCK - 10.8%
  Charter Mac Equity Issuer Tr.
      6.62%(e)                               06/30/49     1,000       1,131,900
      7.60%(e)                               11/30/50     4,000       4,693,200
  MuniMae TE Bonds Subs., LLC
      6.88%(e)                               06/30/49     4,000       4,350,960
      7.75%(e)                               06/30/50     2,000       2,224,320
                                                                   ------------
TOTAL CUMULATIVE PREFERRED STOCK
  (Cost $10,970,178)                                                 12,400,380
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $100,237,521(a))                                  96.0%     110,380,214
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                              4.0%       4,608,901
                                                         -----      -----------
NET ASSETS (Applicable to
  10,609,357 Institutional shares,
  12,660 Service shares, 581,218
  Investor A shares, 413,821
  Investor B shares and 137,309
  Investor C shares outstanding)                         100.0%    $114,989,115
                                                         =====     ============


                                                                         VALUE
                                                                      ----------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($103,786,014/10,609,357)                                             $  9.78
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($123,947/12,660)                                                     $  9.79
                                                                        =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($5,684,687/581,218)                                                  $  9.78
                                                                        =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($9.78/0.960)                                                         $ 10.19
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($4,047,963/413,821)                                                  $  9.78
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($1,346,504/137,309)                                                  $  9.81
                                                                        =======


-------------------
(a)  Cost for Federal income tax purposes is $100,265,238.
     The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                                  $10,510,897
     Gross unrealized depreciation                                     (395,921)
                                                                    -----------
                                                                    $10,114,976
                                                                    ===========

(b)  The rate shown is the effective yield on the zero coupon bonds.

(c) Securities, or a portion thereof, pledged as collateral with a value of $694,175 on 147 short U.S. Treasury Note futures contracts expiring June 2004. The value of such contracts on March 31, 2004 was $16,964,718, with an unrealized loss of $256,923.

(d)  Rates shown are the rates as of March 31, 2004.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2004, the fund held 10.8% of its net assets, with a current market value of $12,400,380 in securities restricted as to resale.


            INVESTMENT ABBREVIATIONS

  AMT       Alternative Minimum Tax
  COP       Certificates of Participation
  DN        Demand Notes
  G.O.      General Obligations
  RITES     Residual Interest Tax-Exempt Security - Note A
  S.O.      Special Obligations


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                BLACKROCK FUNDS

                            STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED MARCH 31, 2004 (UNAUDITED)

                                                                                       PENNSYLVANIA
                                                     ULTRASHORT        TAX-FREE          TAX-FREE
                                                      MUNICIPAL         INCOME            INCOME
                                                    PORTFOLIO/1/       PORTFOLIO         PORTFOLIO
                                                    ------------   ---------------   ---------------
Investment income:
 Interest .......................................    $  38,587      $ 10,109,870      $ 21,079,991
                                                     ---------      ------------      ------------
Expenses:
 Investment advisory fee ........................        9,285         1,020,515         1,996,833
 Administration fee .............................        1,754           173,488           324,525
 Administration fee - class specific ............          754           266,192           567,541
 Custodian fee ..................................          769            30,205            49,461
 Transfer agent fee .............................            -             8,033            17,303
 Transfer agent fee - class specific ............          107            46,988           107,203
 Shareholder servicing fees - class specific.....            -            25,126            81,345
 Shareholder processing fees - class
  specific ......................................            -            15,959            50,613
 Distribution fees - class specific .............            -            42,491           114,178
 Legal and audit ................................        3,860            18,700            30,916
 Printing .......................................          840            28,360            65,608
 Registration fees and expenses .................        1,400            19,824             8,013
 Trustees' fees .................................          280             4,202             9,976
 Other ..........................................        1,680            20,264            36,910
                                                     ---------      ------------      ------------
   Total expenses ...............................       20,729         1,720,347         3,460,425
                                                     ---------      ------------      ------------
    Less investment advisory and
     administration
     fees waived ................................      (11,039)         (442,495)         (796,684)
    Less administration fees waived -
     class specific .............................         (680)           (6,348)           (9,628)
    Less distribution fees waived - class
     specific ...................................            -            (3,951)          (17,489)
    Less expenses reimbursed by
     advisor ....................................       (1,824)                -                 -
                                                     ---------      ------------      ------------
   Net expenses .................................        7,186         1,267,553         2,636,624
                                                     ---------      ------------      ------------
Net investment income ...........................       31,401         8,842,317        18,443,367
                                                     ---------      ------------      ------------
Realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) from:
  Investment transactions .......................        2,532          (267,462)          876,738
  Futures contracts .............................            -        (3,089,018)        6,840,017)
  Swap contracts ................................            -           203,729           486,864
                                                     ---------      ------------      ------------
                                                         2,532        (3,152,751)       (5,476,415)
                                                     ---------      ------------      ------------
 Change in unrealized appreciation
  (depreciation) from:
  Investments ...................................      (32,478)        2,018,838           700,421
  Futures contracts .............................            -         1,201,583         2,534,415
  Swap contracts ................................            -          (258,303)         (598,376)
                                                     ---------      ------------      ------------
                                                       (32,478)        2,962,118         2,636,460
                                                     ---------      ------------      ------------
Net gain (loss) on investments ..................      (29,946)         (190,633)       (2,839,955)
                                                     ---------      ------------      ------------
Net increase in net assets resulting from
 operations .....................................    $   1,455      $  8,651,684      $ 15,603,412
                                                     =========      ============      ============

---------
/1/ For the period 3/3/04 (commencement of operations) through 3/31/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


     NEW JERSEY            OHIO           DELAWARE        KENTUCKY
      TAX-FREE           TAX-FREE         TAX-FREE        TAX-FREE
       INCOME             INCOME           INCOME          INCOME
     PORTFOLIO          PORTFOLIO        PORTFOLIO       PORTFOLIO
------------------- ----------------- --------------- ---------------
 $      4,448,574     $ 3,337,966       $ 2,330,116    $  3,079,962
 ----------------     ------------      -----------    ------------
          424,056         299,177           247,156         330,201
           72,090          50,860            38,197          51,031
          122,641          86,766            65,160          87,089
           12,865          10,991             7,836          11,661
            7,544           3,076             2,745           2,427
           23,605          18,391            16,518          16,225
           37,912          27,997            42,621          13,121
           27,698          16,922            25,594           7,907
           57,904          63,893            98,788          22,277
           10,643           9,615             8,186           8,972
           12,971           9,659             7,163           9,985
            6,262           4,450             4,074           5,359
            1,925           1,413             1,038           1,517
            9,494           9,379             5,808           6,742
 ----------------     ------------      -----------    ------------
          827,610         612,589           570,884         574,514
 ----------------     ------------      -----------    ------------
         (192,074)       (141,781)          (83,544)       (109,158)
                -              (2)                -            (109)
           (2,813)         (2,875)           (9,074)         (2,534)
                -               -                 -               -
 ----------------     -------------     -----------    ------------
          632,723         467,931           478,266         462,713
 ----------------     -------------     -----------    ------------
        3,815,851       2,870,035         1,851,850       2,617,249
 ----------------     -------------     -----------    ------------
           84,007         (37,879)                -         334,816
       (1,346,986)     (1,036,498)         (732,334)     (1,030,123)
           89,838          74,768            40,186          70,615
 ----------------     -------------     -----------    ------------
       (1,173,141)       (999,609)         (692,148)       (624,692)
 ----------------     -------------     -----------    ------------
          956,593         750,180           494,904         679,182
          532,680         418,262           241,128         385,287
         (117,242)        (89,372)          (61,784)        (88,666)
 ----------------     -------------     -----------    ------------
        1,372,031       1,079,070           674,248         975,803
 ----------------     -------------     -----------    ------------
          198,890          79,461           (17,900)        351,111
 ----------------     -------------     -----------    ------------
 $      4,014,741     $ 2,949,496       $ 1,833,950    $  2,968,360
 ================     =============     ===========    ============

                                BLACKROCK FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                    ULTRASHORT
                                                    MUNICIPAL               TAX-FREE                      PENNSYLVANIA TAX-FREE
                                                    PORTFOLIO           INCOME PORTFOLIO                    INCOME PORTFOLIO
                                                --------------- -------------------------------- ----------------------------------
                                                     FOR THE        FOR THE                           FOR THE
                                                PERIOD 3/3/04/1/   SIX MONTHS                        SIX MONTHS
                                                     THROUGH         ENDED           FOR THE           ENDED           FOR THE
                                                     3/31/04        3/31/04         YEAR ENDED        3/31/04         YEAR ENDED
                                                   (UNAUDITED)    (UNAUDITED)        9/30/03        (UNAUDITED)        9/30/03
                                                --------------- -------------------------------- ---------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................  $     31,401   $   8,842,317    $  17,699,186    $  18,443,367   $   42,352,748
  Net realized gain (loss) on investments,
   futures contracts and swap contracts ........         2,532      (3,152,751)      (6,117,605)      (5,476,415)       3,389,838
  Net unrealized gain (loss) on investments,
   futures contracts and swap contracts ........       (32,478)      2,962,118          803,243        2,636,460      (19,456,359)
                                                  ------------   -------------    -------------    -------------   --------------
  Net increase in net assets resulting
   from operations ..............................        1,455       8,651,684       12,384,824       15,603,412       26,286,227
                                                  ------------   -------------    -------------    -------------   --------------
Distributions to shareholders from:
 Net investment income:
  BlackRock Class ..............................       (31,095)     (1,235,414)               -                -                -
  Institutional Class ..........................          (306)     (7,672,197)     (16,494,033)     (17,246,561)     (37,568,815)
  Service Class ................................             -         (63,559)        (336,214)        (133,139)        (246,299)
  Investor A Class .............................             -        (167,607)        (367,077)        (761,815)      (1,519,728)
  Investor B Class .............................             -        (119,897)        (242,460)        (416,228)        (917,628)
  Investor C Class .............................             -         (53,841)         (98,286)         (37,521)         (56,725)
                                                  ------------   -------------    -------------    -------------   --------------
  Total distributions from net investment income       (31,401)     (9,312,515)     (17,538,070)     (18,595,264)     (40,309,195)
                                                  ------------   -------------    -------------    -------------   --------------
Capital share transactions .....................    30,565,514     110,875,714      (19,639,609)     (52,081,147)    (128,397,728)
                                                  ------------   -------------    -------------    -------------   --------------
  Total increase (decrease) in net assets ......    30,535,568     110,214,883      (24,792,855)     (55,072,999)    (142,420,696)
Net assets:
  Beginning of period ..........................             -     355,949,057      380,741,912      820,959,574      963,380,270
                                                  ------------   -------------    -------------    -------------   --------------
  End of period ................................  $ 30,535,568   $ 466,163,940    $ 355,949,057    $ 765,886,575   $  820,959,574
                                                  ============   =============    =============    =============   ==============
  End of period undistributed net investment
   income (distributions in excess of net
   investment income) ..........................  $          -   $     178,077    $     648,275    $   2,042,845   $    2,194,742

---------
/1/ Commencement of operations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          BLACKROCK FUNDS

      NEW JERSEY TAX-FREE                OHIO TAX-FREE              DELAWARE TAX-FREE               KENTUCKY TAX-FREE
       INCOME PORTFOLIO                 INCOME PORTFOLIO             INCOME PORTFOLIO                INCOME PORTFOLIO
-----------------------------   -----------------------------    ---------------------------   -----------------------------
   FOR THE                         FOR THE                          FOR THE                       FOR THE
  SIX MONTHS                      SIX MONTHS                      SIX MONTHS                     SIX MONTHS
    ENDED          FOR THE          ENDED          FOR THE           ENDED         FOR THE         ENDED           FOR THE
   3/31/04        YEAR ENDED       3/31/04        YEAR ENDED        3/31/04      YEAR ENDED       3/31/04        YEAR ENDED
 (UNAUDITED)       9/30/03       (UNAUDITED)       9/30/03        (UNAUDITED)      9/30/03      (UNAUDITED)        9/30/03
-------------   -------------   -------------   -------------    ------------   ------------   -------------   -------------
$   3,815,851   $   8,078,531   $   2,870,035   $   5,990,885    $  1,851,850   $  3,864,510   $   2,617,249   $   6,414,854
   (1,173,141)       (580,421)       (999,609)       (472,842)       (692,148)      (319,735)       (624,692)        349,346
    1,372,031      (3,277,544)      1,079,070      (2,089,558)        674,248     (2,020,027)        975,803      (3,263,276)
-------------   -------------   -------------   -------------    ------------   ------------   -------------   -------------
    4,014,741       4,220,566       2,949,496       3,428,485       1,833,950      1,524,748       2,968,360       3,500,924
-------------   -------------   -------------   -------------    ------------   ------------   -------------   -------------
            -               -               -               -               -              -               -               -
   (3,384,418)     (6,603,686)     (2,145,173)     (4,699,575)     (1,470,017)    (3,381,109)     (2,629,842)     (6,322,551)
     (399,843)       (830,791)         (8,651)        (17,245)              -              -          (2,552)         (4,891)
     (134,577)       (316,091)       (117,941)       (711,114)       (241,968)      (320,564)       (110,945)       (190,432)
     (246,125)       (441,412)       (169,400)       (347,856)       (176,077)      (230,922)        (70,277)       (114,879)
      (41,473)        (62,760)        (91,175)       (170,413)       (308,079)      (304,971)        (23,227)        (42,847)
-------------   -------------   -------------   -------------    ------------   ------------   -------------   -------------
   (4,206,436)     (8,254,740)     (2,532,340)     (5,946,203)     (2,196,141)    (4,237,566)     (2,836,843)     (6,675,600)
-------------   -------------   -------------   -------------    ------------   ------------   -------------   -------------
   35,377,352       3,520,473      (2,954,843)       (616,897)      5,341,130      6,015,424     (10,024,786)    (14,932,118)
-------------   -------------   -------------   -------------    ------------   ------------   -------------   -------------
   35,185,657        (513,701)     (2,537,687)     (3,134,615)      4,978,939      3,302,606      (9,893,269)    (18,106,794)
  161,529,546     162,043,247     122,003,369     125,137,984      86,203,360     82,900,754     124,882,384     142,989,178
-------------   -------------   -------------   -------------    ------------   ------------   -------------   -------------
$ 196,715,203   $ 161,529,546   $ 119,465,682   $ 122,003,369    $ 91,182,299   $ 86,203,360   $ 114,989,115   $ 124,882,384
=============   =============   =============   =============    ============   ============   =============   =============
$    (429,452)  $     (38,867)  $     185,404   $    (152,291)   $   (343,993)  $        298   $    (698,593)  $    (478,999)

------------------
/1/ Commencement of operations.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      NET                       NET GAIN                                         NET
                                     ASSET                     (LOSS) ON      DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                     VALUE         NET        INVESTMENTS        FROM NET        FROM NET       VALUE
                                   BEGINNING   INVESTMENT    (BOTH REALIZED     INVESTMENT       REALIZED       END OF
                                   OF PERIOD     INCOME     AND UNREALIZED)       INCOME          GAINS         PERIOD
                                  =========== ============ ================= =============== =============== ===========
     ------------------------------
     UltraShort Municipal Portfolio
     ------------------------------
     BlackRock Class
     3/03/041 through 3/31/04 /8/  $   10.00    $   0.01      $   (0.01)       $   (0.01)        $     -      $   9.99
     Institutional Class
     3/19/041 through 3/31/04 /8/  $   10.00    $      -      $   (0.02)       $       -         $     -      $   9.98
     Service Class
     3/19/041 through 3/31/04 /8/  $   10.00    $      -      $   (0.03)       $       -         $     -      $   9.97
     Investor A Class
     3/19/041 through 3/31/04 /8/  $   10.00    $      -      $   (0.03)       $       -         $     -      $   9.97
     -------------------------
     Tax-Free Income Portfolio
     -------------------------
     BlackRock Class
     12/22/031 through 3/31/04 /8/ $   11.22    $   0.13      $       -        $   (0.14)        $     -      $  11.21
     Institutional Class
     10/01/03 through 3/31/04 /8/  $   11.22    $   0.25      $       -        $   (0.26)        $     -      $  11.21
     9/30/03                           11.38        0.54          (0.17)           (0.53)              -         11.22
     9/30/02                           11.38        0.57          (0.01)           (0.56)              -         11.38
     9/30/01                           10.92        0.57           0.48            (0.59)              -         11.38
     9/30/00                           10.96        0.57          (0.07)           (0.54)              -         10.92
     9/30/99                           11.73        0.52          (0.71)           (0.52)          (0.06)        10.96
     Service Class
     10/01/03 through 3/31/04 /8/  $   11.21    $   0.23      $       -        $   (0.24)        $     -      $  11.20
     9/30/03                           11.38        0.49          (0.16)           (0.50)              -         11.21
     9/30/02                           11.38        0.54          (0.01)           (0.53)              -         11.38
     9/30/01                           10.92        0.54           0.47            (0.55)              -         11.38
     9/30/00                           10.96        0.54          (0.07)           (0.51)              -         10.92
     9/30/99                           11.73        0.49          (0.71)           (0.49)          (0.06)        10.96
     Investor A Class
     10/01/03 through 3/31/04 /8/  $   11.22    $   0.22      $       -        $   (0.23)        $     -      $  11.21
     9/30/03                           11.38        0.48          (0.16)           (0.48)              -         11.22
     9/30/02                           11.38        0.52          (0.01)           (0.51)              -         11.38
     9/30/01                           10.92        0.52           0.48            (0.54)              -         11.38
     9/30/00                           10.96        0.51          (0.06)           (0.49)              -         10.92
     9/30/99                           11.73        0.47          (0.71)           (0.47)          (0.06)        10.96
     Investor B Class
     10/01/03 through 3/31/04 /8/  $   11.22    $   0.18      $       -        $   (0.19)        $     -      $  11.21
     9/30/03                           11.38        0.40          (0.16)           (0.40)              -         11.22
     9/30/02                           11.38        0.43          (0.01)           (0.42)              -         11.38
     9/30/01                           10.92        0.42           0.49            (0.45)              -         11.38
     9/30/00                           10.96        0.44          (0.07)           (0.41)              -         10.92
     9/30/99                           11.73        0.38          (0.71)           (0.38)          (0.06)        10.96
     Investor C Class
     10/01/03 through 3/31/04 /8/  $   11.21    $   0.19      $       -        $   (0.19)        $     -      $  11.21
     9/30/03                           11.38        0.41          (0.18)           (0.40)              -         11.21
     9/30/02                           11.38        0.43          (0.01)           (0.42)              -         11.38
     9/30/01                           10.93        0.41           0.49            (0.45)              -         11.38
     9/30/00                           10.96        0.46          (0.08)           (0.41)              -         10.93
     9/30/99                           11.73        0.38          (0.71)           (0.38)          (0.06)        10.96
     --------------------------------------
     Pennsylvania Tax-Free Income Portfolio
     --------------------------------------
     Institutional Class
     10/01/03 through 3/31/04 /8/  $   10.90    $   0.26      $   (0.05)       $   (0.26)        $     -      $  10.85
     9/30/03                           11.06        0.53          (0.19)           (0.50)              -         10.90
     9/30/02                           10.89        0.53           0.16            (0.52)              -         11.06
     9/30/01                           10.56        0.55           0.34            (0.56)              -         10.89
     9/30/00                           10.52        0.54           0.02            (0.52)              -         10.56
     9/30/99                           11.15        0.51          (0.59)           (0.52)          (0.03)        10.52

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                                                                 RATIO OF NET
                      NET                              RATIO OF                                INVESTMENT INCOME
                     ASSETS      RATIO OF NET      TOTAL EXPENSES TO        RATIO OF NET          TO AVERAGE
                     END OF       EXPENSES TO     AVERAGE NET ASSETS     INVESTMENT INCOME        NET ASSETS        PORTFOLIO
     TOTAL           PERIOD       AVERAGE NET         (EXCLUDING           TO AVERAGE NET         (EXCLUDING        TURNOVER
     RETURN          (000)          ASSETS             WAIVERS)                ASSETS              WAIVERS)           RATE
===============   ===========   ==============   ====================   ===================   ==================   ==========
     0.02%        $  26,819         0.35%/2/            0.91%/2/              1.53%/2/              0.96%/2/          7%

    (0.18)%       $   3,717         0.45%/2/            1.01%/2/              1.43%/2/              0.86%/2/          7%
    (0.23)%       $       -         0.75%/2/            1.31%/2/              1.13%/2/              0.56%/2/          7%

    (0.27)%/3/    $       -         0.80%/2/            1.36%/2/              1.08%/2/              0.51%/2/          7%
     1.18%        $ 102,053         0.45%/2/            0.68%/2/              4.14%/2/              3.91%/2/         32%

     2.24%        $ 341,919         0.60%/2/            0.82%/2/              4.40%/2/              4.18%/2/          32%
     3.40           334,685         0.60                0.83                  4.80                  4.57              76
     5.08           360,392         0.60                0.81                  5.02                  4.81              47
     9.81           351,551         0.60                0.81                  5.06                  4.85              38
     4.80           318,300         0.60                0.82                  5.32                  5.10              43
    (1.68)          302,319         0.60                0.82                  4.57                  4.35             104

     2.09%        $   2,852         0.90%/2/            1.12%/2/              4.12%/2/              3.90%/2/          32%
     2.99             2,971         0.90                1.13                  4.46                  4.23              76
     4.77             3,103         0.90                1.11                  4.74                  4.53              47
     9.49             3,651         0.90                1.11                  4.77                  4.55              38
     4.49             5,347         0.90                1.12                  5.02                  4.80              43
    (1.97)            5,754         0.90                1.12                  4.27                  4.05             104

     2.00%/3/     $   8,346         1.04%/2/            1.35%/2/              3.97%/2/              3.66%/2/          32%
     2.91/3/          8,573         1.07                1.30                  4.31                  4.08              76
     5.00/3/          8,179         1.00                1.00                  5.00                  4.00              47
     9.30/3/          7,309         1.07                1.28                  4.61                  4.39              38
     4.31/3/          8,751         1.07                1.29                  4.85                  4.63              43
    (2.14)/3/         6,591         1.07                1.29                  4.10                  3.88             104

     1.62%/4/     $   6,941         1.79%/2/            2.00%/2/              3.23%/2/              3.01%/2/          32%
     2.14/4/          7,161         1.82                2.05                  3.57                  3.34              76
     3.81/4/          6,211         1.82                2.03                  3.80                  3.59              47
     8.49/4/          4,884         1.81                2.02                  3.82                  3.60              38
     3.54/4/          2,723         1.82                2.04                  4.09                  3.87              43
    (2.87)/4/         3,434         1.82                2.04                  3.35                  3.13             104

     1.71%/4/     $   4,053         1.78%/2/            1.99%/2/              3.15%/2/              2.93%/2/          32%
     2.05/4/          2,559         1.82                2.05                  3.59                  3.36              76
     3.81/4/          2,857         1.82                2.03                  3.82                  3.61              47
     8.39/4/          2,604         1.81                2.02                  3.80                  3.59              38
     3.63/4/          1,129         1.82                2.04                  4.13                  3.91              43
    (2.87)/4/         2,868         1.82                2.04                  3.35                  3.13             104

     1.91%        $ 700,147         0.60%/2/            0.80%/2/              4.68%/2/              4.47%/2/           0%
     3.16           752,199         0.60                0.80                  4.80                  4.60               3
     6.53           890,070         0.60                0.79                  4.84                  4.65              22
     8.65           903,225         0.60                0.79                  5.10                  4.91              13
     5.50           884,678         0.60                0.79                  5.19                  5.00              31
    (0.82)          994,381         0.60                0.79                  4.67                  4.48              28

                                BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                  NET                       NET GAIN                                         NET
                                 ASSET                     (LOSS) ON      DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                 VALUE         NET        INVESTMENTS        FROM NET        FROM NET       VALUE
                               BEGINNING   INVESTMENT    (BOTH REALIZED     INVESTMENT       REALIZED       END OF
                               OF PERIOD     INCOME     AND UNREALIZED)       INCOME          GAINS         PERIOD
                              =========== ============ ================= =============== =============== ===========
  Service Class
  10/01/03 through 3/31/04 /8/ $  10.89     $  0.24       $   (0.05)       $   (0.24)        $     -      $  10.84
  9/30/03                         11.05        0.49           (0.18)           (0.47)              -         10.89
  9/30/02                         10.88        0.50            0.16            (0.49)              -         11.05
  9/30/01                         10.55        0.52            0.34            (0.53)              -         10.88
  9/30/00                         10.52        0.51            0.01            (0.49)              -         10.55
  9/30/99                         11.15        0.47           (0.59)           (0.48)          (0.03)        10.52
  Investor A Class
  10/01/03 through 3/31/04 /8/ $  10.89     $  0.23       $   (0.04)       $   (0.23)        $     -      $  10.85
  9/30/03                         11.06        0.48           (0.20)           (0.45)              -         10.89
  9/30/02                         10.89        0.48            0.16            (0.47)              -         11.06
  9/30/01                         10.56        0.49            0.35            (0.51)              -         10.89
  9/30/00                         10.52        0.49            0.02            (0.47)              -         10.56
  9/30/99                         11.15        0.46           (0.59)           (0.47)          (0.03)        10.52
  Investor B Class
  10/01/03 through 3/31/04 /8/ $  10.82     $  0.19       $   (0.05)       $   (0.19)        $     -      $  10.77
  9/30/03                         10.98        0.40           (0.19)           (0.37)              -         10.82
  9/30/02                         10.81        0.40            0.16            (0.39)              -         10.98
  9/30/01                         10.48        0.42            0.34            (0.43)              -         10.81
  9/30/00                         10.44        0.42            0.02            (0.40)              -         10.48
  9/30/99                         11.15        0.38           (0.62)           (0.44)          (0.03)        10.44
  Investor C Class
  10/01/03 through 3/31/04 /8/ $  10.85     $  0.18       $   (0.03)       $   (0.19)        $     -      $  10.81
  9/30/03                         11.01        0.39           (0.18)           (0.37)              -         10.85
  9/30/02                         10.84        0.40            0.16            (0.39)              -         11.01
  9/30/01                         10.51        0.41            0.35            (0.43)              -         10.84
  9/30/00                         10.48        0.42            0.01            (0.40)              -         10.51
  9/30/99                         11.15        0.39           (0.59)           (0.44)          (0.03)        10.48
  ------------------------------------
  New Jersey Tax-Free Income Portfolio
  ------------------------------------
  Institutional Class
  10/01/03 through 3/31/04 /8/ $  11.80     $  0.28       $    0.03        $   (0.30)        $     -      $  11.81
  9/30/03                         12.10        0.62           (0.29)           (0.63)              -         11.80
  9/30/02                         11.83        0.60            0.29            (0.62)              -         12.10
  9/30/01                         11.31        0.60            0.52            (0.60)              -         11.83
  9/30/00                         11.30        0.58           (0.02)           (0.55)              -         11.31
  9/30/99                         12.07        0.54           (0.70)           (0.55)          (0.06)        11.30
  Service Class
  10/01/03 through 3/31/04 /8/ $  11.80     $  0.26       $    0.04        $   (0.29)        $     -      $  11.81
  9/30/03                         12.10        0.58           (0.29)           (0.59)              -         11.80
  9/30/02                         11.83        0.57            0.29            (0.59)              -         12.10
  9/30/01                         11.31        0.57            0.51            (0.56)              -         11.83
  9/30/00                         11.30        0.56           (0.03)           (0.52)              -         11.31
  9/30/99                         12.07        0.51           (0.70)           (0.52)          (0.06)        11.30
  Investor A Class
  10/01/03 through 3/31/04 /8/ $  11.80     $  0.26       $    0.02        $   (0.28)        $     -      $  11.80
  9/30/03                         12.10        0.56           (0.29)           (0.57)              -         11.80
  9/30/02                         11.83        0.54            0.30            (0.57)              -         12.10
  9/30/01                         11.31        0.53            0.53            (0.54)              -         11.83
  9/30/00                         11.30        0.53           (0.02)           (0.50)              -         11.31
  9/30/99                         12.07        0.48           (0.69)           (0.50)          (0.06)        11.30
  Investor B Class
  10/01/03 through 3/31/04 /8/ $  11.80     $  0.20       $    0.04        $   (0.23)        $     -      $  11.81
  9/30/03                         12.10        0.47           (0.29)           (0.48)              -         11.80
  9/30/02                         11.83        0.45            0.30            (0.48)              -         12.10
  9/30/01                         11.31        0.43            0.54            (0.45)              -         11.83
  9/30/00                         11.30        0.45           (0.02)           (0.42)              -         11.31
  9/30/99                         12.07        0.40           (0.70)           (0.41)          (0.06)        11.30
  Investor C Class
  10/01/03 through 3/31/04 /8/ $  11.82     $  0.21       $    0.03        $   (0.23)        $     -      $  11.83
  9/30/03                         12.13        0.46           (0.29)           (0.48)              -         11.82
  9/30/02                         11.85        0.44            0.32            (0.48)              -         12.13
  2/06/016 through 9/30/01        11.70        0.29            0.15            (0.29)              -         11.85
  10/1/99 through 3/3/00          11.30        0.18           (0.26)           (0.18)              -         11.04
  12/9/981 through 9/30/99        11.98        0.32           (0.67)           (0.33)              -         11.30

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                                                                                                RATIO OF NET
                     NET                              RATIO OF                                INVESTMENT INCOME
                   ASSETS       RATIO OF NET      TOTAL EXPENSES TO        RATIO OF NET          TO AVERAGE
                   END OF        EXPENSES TO     AVERAGE NET ASSETS     INVESTMENT INCOME        NET ASSETS        PORTFOLIO
    TOTAL          PERIOD        AVERAGE NET         (EXCLUDING           TO AVERAGE NET         (EXCLUDING        TURNOVER
    RETURN          (000)          ASSETS             WAIVERS)                ASSETS              WAIVERS)           RATE
=============   ============   ==============   ====================   ===================   ==================   ==========
     1.76%       $   5,781          0.90%/2/            1.11%/2/              4.38%/2/              4.18%/2/           0%
     2.86            6,118          0.90                1.11                  4.51                  4.30               3
     6.22            6,005          0.90                1.09                  4.56                  4.37              22
     8.33            6,911          0.90                1.09                  4.81                  4.62              13
     5.09           12,646          0.90                1.09                  4.90                  4.71              31
    (1.11)          14,132          0.90                1.09                  4.37                  4.18              28

     1.77%/3/    $  35,336          1.04%/2/            1.34%/2/              4.25%/2/              3.95%/2/           0%
     2.59/3/        35,874          1.08                1.28                  4.34                  4.13               3
     6.04/3/        37,344          1.08                1.27                  4.38                  4.19              22
     8.14/3/        39,306          1.07                1.26                  4.62                  4.43              13
     5.03/3/        30,770          1.07                1.26                  4.74                  4.55              31
    (1.25)/3/       36,634          1.04                1.23                  4.23                  4.04              28

     1.31%/4/     $ 22,211          1.79%/2/            2.00%/2/              3.23%/2/              3.01%/2/           0%
     1.93/4/        24,795          1.82                2.03                  3.63                  3.42               3
     5.28/4/        28,346          1.82                2.02                  3.65                  3.46              22
     7.40/4/        26,062          1.82                2.01                  3.90                  3.72              13
     4.33/4/        21,584          1.82                2.01                  4.01                  3.82              31
    (2.21)/4/       23,602          1.82                2.00                  3.45                  3.26              28

     1.40%/4/    $   2,412          1.78%/2/            1.99%/2/              3.15%/2/              2.93%/2/           0%
     1.92/4/         1,974          1.82                2.03                  3.61                  3.40               3
     5.27/4/         1,615          1.81                2.00                  3.62                  3.43              22
     7.38/4/           875          1.81                2.00                  3.84                  3.66              13
     4.32/4/           388          1.82                2.01                  4.01                  3.82              31
    (1.93)/4/          907          1.82                1.97                  3.45                  3.26              28

     2.69%       $ 158,721          0.60%/2/            0.83%/2/              4.64%/2/              4.41%/2/           9%
     2.80          124,713          0.60                0.83                  5.17                  4.94              22
     7.82          128,553          0.60                0.82                  5.14                  4.92              14
    10.07          129,635          0.60                0.82                  5.12                  4.90              28
     5.15          130,463          0.60                0.82                  5.24                  5.02              77
    (1.35)         134,046          0.60                0.81                  4.59                  4.37              43

     2.53%       $  16,417          0.90%/2/            1.13%/2/              4.38%/2/              4.15%/2/           9%
     2.50           16,534          0.90                1.13                  4.87                  4.64              22
     7.49           17,506          0.90                1.12                  4.84                  4.62              14
     9.75           16,530          0.90                1.12                  4.82                  4.60              28
     4.84           18,673          0.90                1.12                  4.92                  4.70              77
    (1.65)          24,626          0.90                1.11                  4.28                  4.07              43

     2.36%/3/    $   6,245          1.04%/2/            1.36%/2/              4.25%/2/              3.93%/2/           9%
     2.32/3/         5,995          1.08                1.30                  4.70                  4.48              22
     7.31/3/         5,812          1.07                1.29                  4.61                  4.39              14
     9.56/3/         3,207          1.07                1.29                  4.64                  4.42              28
     4.67/3/         1,723          1.07                1.29                  4.81                  4.59              77
    (1.82)/3/        1,328          1.07                1.28                  4.11                  3.90              43

     2.07%/4/    $  12,501          1.79%/2/            2.01%/2/              3.49%/2/              3.27%/2/           9%
     1.55/4/        12,411          1.82                2.04                  3.93                  3.71              22
     6.52/4/         9,066          1.81                2.03                  3.87                  3.66              14
     8.75/4/         5,707          1.79                2.01                  3.85                  3.64              28
     3.89/4/         1,614          1.82                2.04                  4.02                  3.80              77
     (2.55)/4/       1,440          1.82                2.03                  3.36                  3.15              43

      2.07%/4/   $   2,831          1.78%/2/            2.00%/2/              3.42%/2/              3.19%/2/           9%
     1.47/4/         1,877          1.82                2.04                  3.91                  3.69              22
     6.59/4/         1,106          1.80                2.01                  3.70                  3.49              14
     3.80/4/           157          1.78/2/             2.00/2/               3.82/2/               3.62/2/           28
    (0.73)/4/           -5          1.82/2/             2.04/2/               3.90/2/               3.68/2/           77
    (3.02)/4/           19          1.82/2/             2.03/2/               3.36/2/               3.15/2/           43

                                                                              39

                                BLACKROCK FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      NET                       NET GAIN                                         NET
                                     ASSET                     (LOSS) ON      DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                     VALUE         NET        INVESTMENTS        FROM NET        FROM NET       VALUE
                                   BEGINNING   INVESTMENT    (BOTH REALIZED     INVESTMENT       REALIZED       END OF
                                   OF PERIOD     INCOME     AND UNREALIZED)       INCOME          GAINS         PERIOD
                                  =========== ============ ================= =============== =============== ===========
     ------------------------------
     Ohio Tax-Free Income Portfolio
     ------------------------------
     Institutional Class
     10/01/03 through 3/31/04 /8/  $  10.87     $  0.27        $   0.01        $   (0.24)        $     -      $  10.91
     9/30/03                          11.09        0.52           (0.22)           (0.52)              -         10.87
     9/30/02                          10.80        0.52            0.35            (0.58)              -         11.09
     9/30/01                          10.22        0.57            0.57            (0.56)              -         10.80
     9/30/00                          10.19        0.54               -            (0.51)              -         10.22
     9/30/99                          10.88        0.47           (0.65)           (0.47)          (0.04)        10.19
     Service Class
     10/01/03 through 3/31/04 /8/  $  10.87     $  0.23        $   0.03        $   (0.22)        $     -      $  10.91
     9/30/03                          11.09        0.52           (0.26)           (0.48)              -         10.87
     9/30/02                          10.80        0.47            0.37            (0.55)              -         11.09
     9/30/01                          10.22        0.54            0.57            (0.53)              -         10.80
     9/30/00                          10.19        0.51               -            (0.48)              -         10.22
     9/30/99                          10.88        0.47           (0.65)           (0.47)          (0.04)        10.19
     Investor A Class
     10/01/03 through 3/31/04 /8/  $  10.87     $  0.25        $   0.01        $   (0.22)        $     -      $  10.91
     9/30/03                          11.09        0.46           (0.21)           (0.47)              -         10.87
     9/30/02                          10.80        0.46            0.36            (0.53)              -         11.09
     9/30/01                          10.22        0.52            0.57            (0.51)              -         10.80
     9/30/00                          10.19        0.49               -            (0.46)              -         10.22
     9/30/99                          10.88        0.45           (0.65)           (0.45)          (0.04)        10.19
     Investor B Class
     10/01/03 through 3/31/04 /8/  $  10.87     $  0.20        $   0.01        $   (0.17)        $     -      $  10.91
     9/30/03                          11.09        0.39           (0.23)           (0.38)              -         10.87
     9/30/02                          10.80        0.38            0.36            (0.45)              -         11.09
     9/30/01                          10.22        0.42            0.59            (0.43)              -         10.80
     9/30/00                          10.19        0.42               -            (0.39)              -         10.22
     9/30/99                          10.88        0.37           (0.65)           (0.37)          (0.04)        10.19
     Investor C Class
     10/01/03 through 3/31/04 /8/  $  10.87     $  0.20        $   0.01        $   (0.17)        $     -      $  10.91
     9/30/03                          11.09        0.40           (0.24)           (0.38)              -         10.87
     9/30/02                          10.80        0.38            0.36            (0.45)              -         11.09
     9/30/01                          10.22        0.41            0.60            (0.43)              -         10.80
     9/30/00                          10.19        0.42               -            (0.39)              -         10.22
     9/30/99                          10.88        0.37           (0.65)           (0.37)          (0.04)        10.19
     ----------------------------------
     Delaware Tax-Free Income Portfolio
     ----------------------------------
     Institutional Class
     10/01/03 through 3/31/04 /8/  $  10.23     $  0.23        $      -        $   (0.27)        $     -      $  10.19
     9/30/03                          10.54        0.52           (0.27)           (0.56)              -         10.23
     9/30/02                          10.20        0.55            0.31            (0.52)              -         10.54
     9/30/01                           9.68        0.50            0.46            (0.44)              -         10.20
     9/30/00                           9.62        0.47            0.04            (0.45)              -          9.68
     9/30/99                          10.33        0.44           (0.54)           (0.47)          (0.14)         9.62
     Service Class
     10/01/01 through 5/2/02       $  10.20     $  0.29       $   (0.09)       $   (0.28)        $     -      $  10.12
     9/30/01                           9.68        0.48            0.45            (0.41)              -         10.20
     9/30/00                           9.62        0.44            0.04            (0.42)              -          9.68
     9/30/99                          10.33        0.44           (0.57)           (0.44)          (0.14)         9.62
     Investor A Class
     10/01/03 through 3/31/04 /8/  $  10.24     $  0.22       $   (0.01)       $   (0.25)        $     -      $  10.20
     9/30/03                          10.54        0.45           (0.24)           (0.51)              -         10.24
     9/30/02                          10.20        0.48            0.33            (0.47)              -         10.54
     9/30/01                           9.68        0.45            0.47            (0.40)              -         10.20
     9/30/00                           9.62        0.43            0.04            (0.41)              -          9.68
     9/30/99                          10.33        0.39           (0.54)           (0.42)          (0.14)         9.62

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                                                                RATIO OF NET
                      NET                             RATIO OF                                INVESTMENT INCOME
                    ASSETS      RATIO OF NET      TOTAL EXPENSES TO        RATIO OF NET          TO AVERAGE
                    END OF       EXPENSES TO     AVERAGE NET ASSETS     INVESTMENT INCOME        NET ASSETS        PORTFOLIO
     TOTAL          PERIOD       AVERAGE NET         (EXCLUDING           TO AVERAGE NET         (EXCLUDING        TURNOVER
     RETURN          (000)         ASSETS             WAIVERS)                ASSETS              WAIVERS)           RATE
===============   ==========   ==============   ====================   ===================   ==================   ==========
     2.61%        $ 97,019         0.60%/2/            0.83%/2/              4.98%/2/              4.74%/2/           0%
     2.79           97,589         0.60                0.83                  4.78                  4.55              18
     8.40           96,974         0.60                0.81                  4.89                  4.67              28
    11.41           92,047         0.60                0.84                  5.42                  5.18              19
     5.52           89,239         0.60                0.85                  5.41                  5.16              23
    (1.38)          92,455         0.60                0.81                  4.75                  4.54              23

     2.45%        $    519         0.90%/2/            1.14%/2/              4.63%/2/              4.39%/2/           0%
     2.48              727         0.90                1.12                  4.58                  4.36              18
     8.08              205         0.90                1.12                  4.54                  4.32              28
    11.08               40         0.89                1.13                  5.13                  4.89              19
     5.20               38         0.90                1.15                  5.09                  4.84              23
    (1.68)             254         0.90                1.11                  4.45                  4.24              23

     2.37%/3/     $  5,388         1.05%/2/            1.38%/2/              4.63%/2/              4.30%/2/           0%
     2.31/3/         7,494         1.08                1.31                  4.32                  4.09              18
     7.90/3/        15,587         1.06                1.28                  4.32                  4.11              28
    10.89/3/         3,674         1.07                1.31                  4.97                  4.73              19
     5.03/3/         3,243         1.07                1.32                  4.94                  4.69              23
    (1.85)/3/        3,036         1.07                1.28                  4.28                  4.07              23

     1.99%/4/     $ 10,692         1.78%/2/            2.02%/2/              3.79%/2/              3.55%/2/           0%
     1.54/4/        10,453         1.82                2.05                  3.55                  3.32              18
     7.10/4/         8,740         1.81                2.03                  3.60                  3.39              28
    10.08/4/         4,277         1.80                2.04                  4.20                  3.97              19
     4.25/4/         1,668         1.82                2.07                  4.19                  3.94              23
    (2.58)/4/        1,426         1.82                2.03                  3.53                  3.32              23

     1.99%/4/     $  5,848         1.78%/2/            2.03%/2/              3.79%/2/              3.56%/2/           0%
     1.54/4/         5,740         1.82                2.05                  3.55                  3.32              18
     7.09/4/         3,632         1.80                2.01                  3.55                  3.34              28
    10.08/4/         1,496         1.80                2.04                  4.05                  3.82              19
     4.25/4/           412         1.82                2.07                  4.19                  3.94              23
    (2.58)/4/          192         1.82                2.03                  3.53                  3.32              23

     2.27%        $ 55,316         0.70%/2/            0.89%/2/              4.49%/2/              4.30%/2/           2%
     2.53           54,512         0.70                0.90                  5.06                  4.86              34
     8.75           71,516         0.70                0.89                  5.34                  5.16              17
    10.16           79,535         0.70                0.90                  4.99                  4.79              14
     5.50           94,865         0.70                0.91                  4.90                  4.69              27
    (1.10)         104,683         0.70                0.86                  4.38                  4.22              31

     1.95%        $      -/7/      1.00%/2/            1.17%/2/              5.26%/2/              5.08%/2/          17%
     9.83                -         0.87                1.02                  4.83                  4.68              14
     5.19                -         1.00                1.21                  4.60                  4.39              27
    (1.40)               -         1.00                1.16                  4.08                  3.92              31

     2.03%/3/     $ 11,531         1.13%/2/            1.49%/2/              4.03%/2/              3.67%/2/           2%
     2.15/3/         8,634         1.17                1.36                  4.48                  4.30              34
     8.25/3/         5,106         1.18                1.36                  4.85                  4.66              17
     9.65/3/         4,304         1.17                1.37                  4.53                  4.34              14
     5.01/3/         3,741         1.17                1.38                  4.45                  4.24              27
    (1.57)/3/        4,468         1.17                1.33                  3.91                  3.75              31

                                BLACKROCK FUNDS

                        FINANCIAL HIGHLIGHTS (CONCLUDED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                       NET                       NET GAIN                                         NET
                                      ASSET                     (LOSS) ON      DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                      VALUE         NET        INVESTMENTS        FROM NET        FROM NET       VALUE
                                    BEGINNING   INVESTMENT    (BOTH REALIZED     INVESTMENT       REALIZED       END OF
                                    OF PERIOD     INCOME     AND UNREALIZED)       INCOME          GAINS         PERIOD
                                   =========== ============ ================= =============== =============== ===========
     Investor B Class
     10/01/03 through 3/31/04 /8/  $  10.24     $  0.17        $      -        $   (0.21)        $     -      $  10.20
     9/30/03                          10.54        0.37           (0.23)           (0.44)              -         10.24
     9/30/02                          10.20        0.41            0.33            (0.40)              -         10.54
     9/30/01                           9.68        0.37            0.47            (0.32)              -         10.20
     9/30/00                           9.62        0.35            0.05            (0.34)              -          9.68
     9/30/99                          10.33        0.32           (0.54)           (0.35)          (0.14)         9.62
     Investor C Class
     10/01/03 through 3/31/04 /8/  $  10.24     $  0.17       $   (0.01)       $   (0.21)        $     -      $  10.19
     9/30/03                          10.54        0.37           (0.23)           (0.44)              -         10.24
     9/30/02                          10.20        0.38            0.36            (0.40)              -         10.54
     9/30/01                           9.68        0.36            0.48            (0.32)              -         10.20
     9/30/00                           9.62        0.35            0.05            (0.34)              -          9.68
     9/30/99                          10.33        0.32           (0.54)           (0.35)          (0.14)         9.62
     ----------------------------------
     Kentucky Tax-Free Income Portfolio
     ----------------------------------
     Institutional Class
     10/01/03 through 3/31/04 /8/  $   9.77     $  0.21       $    0.03        $   (0.23)        $     -      $   9.78
     9/30/03                           9.99        0.48           (0.20)           (0.50)              -          9.77
     9/30/02                           9.94        0.49            0.07            (0.51)              -          9.99
     9/30/01                           9.60        0.50            0.34            (0.50)              -          9.94
     9/30/00                           9.63        0.48           (0.05)           (0.46)              -          9.60
     9/30/99                          10.31        0.45           (0.57)           (0.46)          (0.10)         9.63
     Service Class
     10/01/03 through 3/31/04 /8/  $   9.78     $  0.21       $    0.02        $   (0.22)        $     -      $   9.79
     9/30/03                           9.99        0.45           (0.19)           (0.47)              -          9.78
     9/30/02                           9.95        0.46            0.06            (0.48)              -          9.99
     9/30/01                           9.60        0.47            0.35            (0.47)              -          9.95
     9/30/00                           9.63        0.44           (0.04)           (0.43)              -          9.60
     9/30/99                          10.31        0.44           (0.59)           (0.43)          (0.10)         9.63
     Investor A Class
     10/01/03 through 3/31/04 /8/  $   9.77     $  0.20       $    0.02        $   (0.21)        $     -      $   9.78
     9/30/03                           9.99        0.44           (0.20)           (0.46)              -          9.77
     9/30/02                           9.94        0.44            0.07            (0.46)              -          9.99
     9/30/01                           9.60        0.45            0.34            (0.45)              -          9.94
     9/30/00                           9.63        0.44           (0.05)           (0.42)              -          9.60
     9/30/99                          10.31        0.40           (0.57)           (0.41)          (0.10)         9.63
     Investor B Class
     10/01/03 through 3/31/04 /8/  $   9.77     $  0.16       $    0.02        $   (0.17)        $     -      $   9.78
     9/30/03                           9.99        0.36           (0.20)           (0.38)              -          9.77
     9/30/02                           9.94        0.36            0.08            (0.39)              -          9.99
     9/30/01                           9.60        0.37            0.35            (0.38)              -          9.94
     9/30/00                           9.63        0.37           (0.05)           (0.35)              -          9.60
     9/30/99                          10.31        0.34           (0.58)           (0.34)          (0.10)         9.63
     Investor C Class
     10/01/03 through 3/31/04 /8/  $   9.79     $  0.16       $    0.03        $   (0.17)        $     -      $   9.81
     9/30/03                          10.02        0.36           (0.21)           (0.38)              -          9.79
     9/30/02                           9.97        0.36            0.08            (0.39)              -         10.02
     9/30/01                           9.62        0.37            0.36            (0.38)              -          9.97
     9/30/00                           9.63        0.41           (0.07)           (0.35)              -          9.62
     9/30/99                          10.31        0.33           (0.57)           (0.34)          (0.10)         9.63


/1/    Commencement of operations of share class.

/2/    Annualized.

/3/    Sales load not reflected in total return.

/4/    Contingent deferred sales load not reflected in total return.

/5/    There were no Investor C shares outstanding as of September 30, 2000.

/6/    Reissuance of shares.

/7/    There were no Service shares outstanding as of September 30, 2002.

/8/    Unaudited.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS


                                                                                                RATIO OF NET
                     NET                              RATIO OF                                INVESTMENT INCOME
                    ASSETS      RATIO OF NET      TOTAL EXPENSES TO        RATIO OF NET          TO AVERAGE
                    END OF       EXPENSES TO     AVERAGE NET ASSETS     INVESTMENT INCOME        NET ASSETS        PORTFOLIO
     TOTAL          PERIOD       AVERAGE NET         (EXCLUDING           TO AVERAGE NET         (EXCLUDING        TURNOVER
    RETURN          (000)          ASSETS             WAIVERS)                ASSETS              WAIVERS)           RATE
==============   ===========   ==============   ====================   ===================   ==================   ==========
      1.65%/4/    $   8,665         1.88%/2/            2.07%/2/              3.30%/2/              3.11%/2/           2%
      1.38/4/         8,528         1.92                2.09                  3.70                  3.52              34
      7.45/4/         3,130         1.92                2.11                  4.08                  3.90              17
      8.84/4/         2,505         1.91                2.11                  3.79                  3.60              14
      4.23/4/         1,769         1.92                2.13                  3.67                  3.46              27
     (2.31)/4/        3,149         1.92                2.08                  3.16                  3.00              31

      1.55%/4/    $  15,670         1.88%/2/            2.07%/2/              3.30%/2/              3.11%/2/           2%
      1.38/4/        14,529         1.91                2.08                  3.56                  3.40              34
      7.45/4/         3,149         1.90                2.09                  3.91                  3.72              17
      8.84/4/           638         1.92                2.12                  3.78                  3.59              14
      4.23/4/           371         1.92                2.13                  3.67                  3.46              27
     (2.31)/4/          889         1.92                2.08                  3.16                  3.00              31

      2.53%       $ 103,786         0.70%/2/            0.88%/2/              4.43%/2/              4.25%/2/           3%
      2.95          115,104         0.70                0.88                  4.94                  4.76              37
      5.82          135,938         0.70                0.87                  4.94                  4.76              12
      8.91          146,620         0.70                0.86                  5.09                  4.93              32
      4.66          150,646         0.70                0.88                  5.06                  4.88              55
     (1.23)         167,799         0.70                0.88                  4.56                  4.38              25

      2.37%       $     124         0.99%/2/            1.18%/2/              4.12%/2/              3.94%/2/           3%
      2.74              103         1.00                1.18                  4.57                  4.39              37
      5.40               92         1.00                1.17                  4.63                  4.46              12
      8.69               91         1.00                1.16                  4.79                  4.63              32
      4.35               88         1.00                1.18                  4.76                  4.58              55
     (1.52)               -         1.00                1.18                  4.26                  4.08              25

      2.29%/3/    $   5,685         1.13%/2/            1.41%/2/              3.99%/2/              3.71%/2/           3%
      2.46/3/         4,701         1.17                1.35                  4.42                  4.24              37
      5.33/3/         3,612         1.18                1.35                  4.46                  4.29              12
      8.40/3/         3,214         1.17                1.33                  4.64                  4.47              32
      4.17/3/         3,686         1.17                1.35                  4.63                  4.45              55
     (1.69)/3/        1,856         1.17                1.35                  4.09                  3.91              25

      1.91%/4/    $   4,048         1.88%/2/            2.07%/2/              3.24%/2/              3.06%/2/           3%
      1.70/4/         3,795         1.92                2.09                  3.64                  3.46              37
      4.55/4/         2,311         1.91                2.08                  3.65                  3.48              12
      7.60/4/           978         1.89                2.05                  3.79                  3.62              32
      3.40/4/           279         1.92                2.10                  3.86                  3.68              55
     (2.43)/4/          203         1.92                2.10                  3.34                  3.16              25

      2.01%/4/    $   1,346         1.88%/2/            2.06%/2/              3.22%/2/              3.04%/2/           3%
      1.59/4/         1,179         1.92                2.10                  3.69                  3.50              37
      4.53/4/         1,036         1.90                2.08                  3.55                  3.38              12
      7.69/4/           236         1.91                2.07                  3.75                  3.57              32
      3.61/4/            69         1.92                2.10                  3.78                  3.60              55
     (2.43)/4/          571         1.92                2.10                  3.34                  3.16              25

                                BLACKROCK FUNDS

                         NOTES TO FINANCIAL STATEMENTS

   BlackRock Funds\SM\ (the "Fund") was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 44 registered portfolios, seven of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each portfolio of the Fund may offer as many as seven classes of shares. Shares of all classes of a Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them. The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.


------------------------------------------------------------------------------------------------------
           Portfolio                                         Share Classes
------------------------------------------------------------------------------------------------------
                                       BlackRock             Institutional              Service
                                ----------------------------------------------------------------------
                                 Contractual    Actual   Contractual    Actual   Contractual    Actual
                                     Fees      Fees(4)       Fees      Fees(4)     Fees(1)     Fees(4)
                                ----------------------------------------------------------------------
 UltraShort Municipal                None        None        None        None   0.30%         0.30%
 Tax-Free Income                     None        None        None        None   0.30%         0.30%
 Pennsylvania Tax-Free Income        N/A         N/A         None        None   0.30%         0.30%
 New Jersey Tax-Free Income          N/A         N/A         None        None   0.30%         0.30%
 Ohio Tax-Free Income                N/A         N/A         None        None   0.30%         0.30%
 Delaware Tax-Free Income            N/A         N/A         None        None   0.30%           N/A
 Kentucky Tax-Free Income            N/A         N/A         None        None   0.30%         0.30%


------------------------------------------------------------------------------------------------------
           Portfolio                                         Share Classes
------------------------------------------------------------------------------------------------------
                                      Investor A              Investor B               Investor C
                                ----------------------------------------------------------------------
                                 Contractual    Actual   Contractual    Actual   Contractual    Actual
                                   Fees(2)     Fees(4)     Fees(3)     Fees(4)     Fees(3)      Fees(4)
                                ----------------------------------------------------------------------
 UltraShort Municipal           0.50%         0.40%         N/A         N/A         N/A         N/A
 Tax-Free Income                0.50%         0.40%     1.15%         1.15%     1.15%         1.15%
 Pennsylvania Tax-Free Income   0.50%         0.40%     1.15%         1.15%     1.15%         1.15%
 New Jersey Tax-Free Income     0.50%         0.40%     1.15%         1.15%     1.15%         1.15%
 Ohio Tax-Free Income           0.50%         0.40%     1.15%         1.15%     1.15%         1.15%
 Delaware Tax-Free Income       0.50%         0.40%     1.15%         1.15%     1.15%         1.15%
 Kentucky Tax-Free Income       0.50%         0.40%     1.15%         1.15%     1.15%         1.15%
------------------------------------------------------------------------------------------------------


(1) - the maximum annual contractual fees are comprised of a .15% service fee and .15% shareholder processing fee.
(2) - the maximum annual contractual fees are comprised of a .10% distribution fee, .25% service fee and .15% shareholder processing fee.
(3) - the maximum annual contractual fees are comprised of a .75% distribution fee, .25% service fee and .15% shareholder processing fee.
(4) - the actual fees are as of March 31, 2004.

     In addition, for the period 10/01/03 through 12/31/03 BlackRock shares bore a Transfer Agent fee at an annual rate not to exceed .01%, Institutional and Service shares bore a Transfer Agent fee at an annual rate not to exceed .03% and Investor A, Investor B and Investor C shares bore a Transfer Agent fee at an annual rate not to exceed .10% of the average daily net assets of such respective classes. Effective January 1, 2004, the BlackRock share class bears a Transfer Agent fee at an annual rate not to exceed .005% of its average daily net assets, and each of the Institutional, Service, Investor A, Investor B and Investor C share classes bear a Tranfer Agent fee at an annual rate not to exceed .018% of the average daily net assets of such respective classes.

(A) Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from these estimates.

     Security Valuation - Valuation of securities held by each Bond Portfolio is as follows: fixed income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics under the supervision of the Board of Trustees; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. As of March 31, 2004, there were no securities valued in accordance with such fair value procedures.

                                BLACKROCK FUNDS

     Dividends to Shareholders - Dividends from net investment income are declared by each Portfolio each day on "settled" shares (i.e. shares for which the particular Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of each Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. Net realized capital gains, if any, are distributed at least annually.

     Swap Agreements - The Portfolios may invest in swap agreements for the purpose of hedging against changes in interest rates. Swap agreements involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreement may default on its obligation to perform and that there may be unfavorable change in the fluctuation of interest and/or exchange rates.

     At March 31, 2004, the following Portfolios had swap agreements outstanding:


-----------------------------------------------------------------------------------------------------------------------
                                                           Interest        Interest     Notional Amount    Unrealized
     Portfolio      Counter-party   Termination Date   Receivable Rate   Payable Rate    (U.S. Dollars)   Depreciation
-----------------------------------------------------------------------------------------------------------------------
 Tax-Free Income     J.P. Morgan       05/17/09              N/A/1/          N/A/2/     $ 79,985,000       $(207,152)
                     Chase Bank
 Pennsylvania        J.P. Morgan       05/17/09              N/A/1/          N/A/2/      183,845,000        (476,138)
 Tax-Free Income     Chase Bank
 New Jersey          J.P. Morgan       05/17/09              N/A/1/          N/A/2/       36,560,000         (94,686)
 Tax-Free Income     Chase Bank
 Ohio Tax-Free       J.P. Morgan       05/17/09              N/A/1/          N/A/2/       27,260,000         (70,600)
 Income              Chase Bank
 Delaware            J.P. Morgan       05/17/09              N/A/1/          N/A/2/       19,960,000         (51,694)
 Tax-Free Income     Chase Bank
 Kentucky            J.P. Morgan       05/17/09              N/A/1/          N/A/2/       27,390,000         (70,937)
 Tax-Free Income     Chase Bank
-----------------------------------------------------------------------------------------------------------------------

/1/  Rate to be determined based on the 3 month LIBOR on May 17, 2004.
/2/ Rate to be determined based on the 1 week BMA Municipal Swap Index on May 17, 2004.

     Security Transactions and Investment Income - Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

     Futures Transactions - The Portfolios may invest in financial futures contracts for the purpose of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

                                BLACKROCK FUNDS

     Tender Option Bonds - A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the primary or secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered to be derivatives. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used.

     Option Writing/Purchasing - The Portfolios may write or purchase financial options contracts for the purpose of hedging or earning additional income, which may be deemed speculative. When the Portfolios write or purchase an option, an amount equal to the premium received or paid by the Portfolios is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolios on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolios have realized a gain or a loss on investment transactions. The Portfolios as writers of options, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of unfavorable change in the price of the security underlying the written options. There were no options held by the Portfolios at March 31, 2004.

     Transfers In-Kind - For the period ended March 31, 2004, certain shareholders of the UltraShort Municipal Portfolio and the Tax-Free Income Portfolio transferred cash and securities with a value of $26,907,505 and $93,607,559 respectively, in exchange for fund shares. The securities contributed were subject to a taxable event prior to the in-kind transfers to the Portfolios and had the same market value and cost basis as of the date of transfer. Accordingly, for purposes of generally accepted accounting principles, the book cost of any securities transferred in-kind to the portfolios were equal to the market value of such securities on their date of contribution to the Portfolios resulting in no difference between book cost and tax cost.

     Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class-specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day. For the period ended March 31, 2004, the following shows the various types of class-specific expenses borne directly by each class of each fund and any associated waivers of those expenses.


                                                                         SHARE CLASSES
ADMINISTRATION FEES                       ---------------------------------------------------------------------------
                                           BLACKROCK   INSTITUTIONAL   SERVICE   INVESTOR A   INVESTOR B   INVESTOR C
                                          ----------- --------------- --------- ------------ ------------ -----------
   UltraShort Municipal .................    $  712       $     42     $     -     $     -      $     -     $     -
   Tax-Free Income ......................     9,428        241,338       2,133       5,859        5,102       2,332
   Pennsylvania Tax-Free Income .........         -        518,615       4,364      25,947       17,066       1,549
   New Jersey Tax-Free Income ...........         -         95,867      11,965       4,171        9,083       1,555
   Ohio Tax-Free Income .................         -         70,408         299       4,277        7,658       4,124
   Delaware Tax-Free Income .............         -         40,440           -       7,383        6,297      11,040
   Kentucky Tax-Free Income .............         -         79,446          83       3,754        2,857         949

                                                                          SHARE CLASSES
ADMINISTRATION FEES WAIVED                -----------------------------------------------------------------------------
                                           BLACKROCK   INSTITUTIONAL    SERVICE    INVESTOR A   INVESTOR B   INVESTOR C
                                          ----------- --------------- ----------- ------------ ------------ -----------
   UltraShort Municipal .................  $   (665)     $   (15)       $   -       $      -      $    -       $   -
   Tax-Free Income ......................    (6,320)           -          (28)             -           -           -
   Pennsylvania Tax-Free Income .........         -       (7,634)        (172)        (1,417)       (373)        (32)
   Ohio Tax-Free Income .................         -           (1)          (1)             -           -           -
   Kentucky Tax-Free Income .............         -         (109)           -              -           -           -

                          BLACKROCK FUNDS


                                                                         SHARE CLASSES
TRANSFER AGENT FEES                       ---------------------------------------------------------------------------
                                           BLACKROCK   INSTITUTIONAL   SERVICE   INVESTOR A   INVESTOR B   INVESTOR C
                                          ----------- --------------- --------- ------------ ------------ -----------
   UltraShort Municipal .................    $  102       $     5      $    -      $     -      $    -       $    -
   Tax-Free Income ......................     1,463        39,898         353        2,368       2,083          823
   Pennsylvania Tax-Free Income .........         -        88,132         721       10,636       7,090          624
   New Jersey Tax-Free Income ...........         -        15,651       1,980        1,678       3,691          605
   Ohio Tax-Free Income .................         -        11,649          45        1,877       3,107        1,713
   Delaware Tax-Free Income .............         -         6,683           -        2,850       2,557        4,428
   Kentucky Tax-Free Income .............         -        13,219          13        1,465       1,149          379

                                                                SHARE CLASSES
SHAREHOLDER SERVICE FEES                    -----------------------------------------------------
                                             SERVICE     INVESTOR A     INVESTOR B     INVESTOR C
                                            ---------   ------------   ------------   -----------
   Tax-Free Income ......................    $ 2,206      $ 10,103        $ 8,796       $ 4,021
   Pennsylvania Tax-Free Income .........      4,515        44,736         29,423         2,671
   New Jersey Tax-Free Income ...........     12,379         7,191         15,661         2,681
   Ohio Tax-Free Income .................        310         7,373         13,204         7,110
   Delaware Tax-Free Income .............          -        12,730         10,857        19,034
   Kentucky Tax-Free Income .............         86         6,472          4,926         1,637

                                                                SHARE CLASSES
SHAREHOLDER PROCESSING FEES                 -----------------------------------------------------
                                             SERVICE     INVESTOR A     INVESTOR B     INVESTOR C
                                            ---------   ------------   ------------   -----------
   Tax-Free Income ......................    $ 2,206       $ 6,062        $ 5,278       $ 2,413
   Pennsylvania Tax-Free Income .........      4,514        26,842         17,654         1,603
   New Jersey Tax-Free Income ...........     12,377         4,315          9,397         1,609
   Ohio Tax-Free Income .................        310         4,424          7,922         4,266
   Delaware Tax-Free Income .............          -         7,659          6,514        11,421
   Kentucky Tax-Free Income .............         86         3,883          2,956           982

                                                                      SHARE CLASSES
DISTRIBUTION FEES                                       -----------------------------------------
                                                         INVESTOR A     INVESTOR B     INVESTOR C
                                                        ------------   ------------   -----------
   Tax-Free Income ...........................            $ 4,041       $ 26,387      $ 12,063
   Pennsylvania Tax-Free Income ..............             17,895         88,270         8,013
   New Jersey Tax-Free Income ................              2,877         46,983         8,044
   Ohio Tax-Free Income ......................              2,951         39,612        21,330
   Delaware Tax-Free Income ..................              9,113         32,570        57,105
   Kentucky Tax-Free Income ..................              2,589         14,778         4,910

                                                                                     SHARE CLASS
DISTRIBUTION FEES WAIVED                                                            -------------
                                                                                      INVESTOR A
                                                                                    -------------
Tax-Free Income ...............................................................        $ (3,951)
Pennsylvania Tax-Free Income ..................................................         (17,489)
New Jersey Tax-Free Income ....................................................          (2,813)
Ohio Tax-Free Income ..........................................................          (2,875)
Delaware Tax-Free Income ......................................................          (9,074)
Kentucky Tax-Free Income ......................................................          (2,534)

(B) Transactions with Affiliates and Related Parties

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc. ("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolios. BlackRock Financial Management, Inc. ("BFM"), a wholly-owned subsidiary of BlackRock, serves as sub-adviser for all of the Portfolios. BlackRock, Inc. is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc.

                                BLACKROCK FUNDS

     For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the following annual rates, based on each Portfolio's average daily net assets:


                                          TAX-FREE INCOME, PENNSYLVANIA                DELAWARE TAX-FREE
                                   TAX-FREE INCOME, NEW JERSEY TAX-FREE INCOME        INCOME AND KENTUCKY
                                       AND OHIO TAX-FREE INCOME PORTFOLIOS         TAX-FREE INCOME PORTFOLIOS
                                  ---------------------------------------------   ---------------------------
                                                    INVESTMENT                             INVESTMENT
    AVERAGE DAILY NET ASSETS                       ADVISORY FEE                           ADVISORY FEE
-------------------------------   ---------------------------------------------   ---------------------------
     first $1 billion                                  .500%                                  .550%
     $1 billion - $2 billion                           .450                                   .500
     $2 billion - $3 billion                           .425                                   .475
     greater than $3 billion                           .400                                   .450

     The investment advisory fee for the UltraShort Municipal Portfolio is ..45%.

     For the period ended March 31, 2004, advisory fees and waivers for each Portfolio were as follows:


                                                           GROSS                    NET
                                                         ADVISORY                ADVISORY
                                                            FEE       WAIVER        FEE
                                                       ------------ ---------- ------------
     UltraShort Municipal Portfolio .................   $    9,285   $  9,285   $        -
     Tax-Free Income Portfolio ......................    1,020,515    442,495      578,020
     Pennsylvania Tax-Free Income Portfolio .........    1,996,833    796,684    1,200,149
     New Jersey Tax-Free Income Portfolio ...........      424,056    192,074      231,982
     Ohio Tax-Free Income Portfolio .................      299,177    141,781      157,396
     Delaware Tax-Free Income Portfolio .............      247,156     83,544      163,612
     Kentucky Tax-Free Income Portfolio .............      330,201    109,158      221,043

     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements beginning February 1, 1999. The agreements set a limit on certain of the operating expenses of each Portfolio for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. Effective February 1, 2004, these expense limits apply to the aggregate expenses incurred on a Share Class (excluding: interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles). Prior to February 1, 2004, the expense limits applied to expenses charged on Portfolio assets as a whole, but not expenses separately charged to the different share classes of a Portfolio.

     If in the following two years the operating expenses of a Portfolio that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that Portfolio, the Portfolio is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if:
(1) the Portfolio has more than $50 million in assets, (2) BlackRock continues to be the Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to BlackRock on a quarterly basis.

     At March 31, 2004, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:


                                                          EXPIRING            EXPIRING
                                                      JANUARY 31, 2005    JANAURY 31, 2006
                                                     ------------------  ------------------
UltraShort Municipal Portfolio .................         $         -         $         -
Tax-Free Income Portfolio ......................             610,832             623,251
Pennsylvania Tax-Free Income Portfolio .........           1,493,625           1,383,044
New Jersey Tax-Free Income Portfolio ...........             281,833             278,302
Ohio Tax-Free Income Portfolio .................             167,924             174,280
Delaware Tax-Free Income Portfolio .............             124,793              91,539
Kentucky Tax-Free Income Portfolio .............             185,455             138,922



                                                      EXPIRING         TOTAL WAIVERS SUBJECT
                                                  JANUARY 31, 2007       TO REIMBURSEMENT
                                                 ------------------   ----------------------
UltraShort Municipal Portfolio .................      $ 13,543              $    13,543
Tax-Free Income Portfolio ......................       154,351                1,388,434
Pennsylvania Tax-Free Income Portfolio .........       243,648                3,120,317
New Jersey Tax-Free Income Portfolio ...........        67,952                  628,087
Ohio Tax-Free Income Portfolio .................        46,447                  388,651
Delaware Tax-Free Income Portfolio .............        28,518                  244,850
Kentucky Tax-Free Income Portfolio .............        34,901                  359,278

     BlackRock pays BFM fees for its sub-advisory services.

                                BLACKROCK FUNDS

     PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc., and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .085% of the first $500 million, .075% of the next $500 million and .065% of assets in excess of $1 billion. In addition, each of the classes with the exception of the BlackRock Class is charged an administration fee based on the following percentage of average daily net assets of each respective class: .145% of the first $500 million, .135% of the next $500 million and .125% of assets in excess of $1 billion. The BlackRock Class is charged an administration fee based on the following percentage of average daily net assets of each respective class: .035% of the first $500 million, .025% of the next $500 million and .015% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio.

     For the period ended March 31, 2004, administration fees and waivers for each Portfolio were as follows:


                                                             GROSS                       NET
                                                        ADMINISTRATION              ADMINISTRATION
                                                              FEE         WAIVER         FEE
                                                       ---------------- ---------- ---------------
     UltraShort Municipal Portfolio .................      $  2,508      $ 2,434       $     74
     Tax-Free Income Portfolio ......................       439,680        6,348        433,332
     Pennsylvania Tax-Free Income Portfolio .........       892,066        9,629        882,437
     New Jersey Tax-Free Income Portfolio ...........       194,731            -        194,731
     Ohio Tax-Free Income Portfolio .................       137,626            2        137,624
     Delaware Tax-Free Income Portfolio .............       103,358            -        103,358
     Kentucky Tax-Free Income Portfolio .............       138,120          109        138,011

     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay BlackRock Distributors, Inc. (the "Distributor") and/or BlackRock Advisers, Inc. ("BlackRock") or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay BlackRock or any other affiliate of PNC Bank fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. BlackRock, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (including PNC Bank and its affiliates) that provide services to their customers who own shares of the Fund. BlackRock may retain a significant portion of the shareholder processing fees and may retain some of the service fees paid by the Fund. Currently, only Investor A Shares, Investor B Shares, Investor C Shares and Service Shares bear the expense of service fees and shareholder processing fees under the Plan. Refer to the fee table in the "Notes to Financial Statements" for fee information.

     As of the period ended March 31, 2004, affiliated payables were as follows:


                                                                                      PNC BANK
                                                       PFPC(1)     BLACKROCK(2)     AFFILIATES(3)
                                                      ---------   --------------   --------------
   UltraShort Municipal Portfolio .................    $ 2,516       $      -          $     -
   Tax-Free Income Portfolio ......................     41,835        171,623           14,614
   Pennsylvania Tax-Free Income Portfolio .........     69,154        305,674           38,670
   New Jersey Tax-Free Income Portfolio ...........     19,646         72,938           21,449
   Ohio Tax-Free Income Portfolio .................     10,824         44,001           18,140
   Delaware Tax-Free Income Portfolio .............      9,082         40,909           27,670
   Kentucky Tax-Free Income Portfolio .............     11,856         53,805            7,442

(1) - payables to PFPC are for Accounting, Administration, Custody and Transfer Agent services provided as of March 31, 2004.
(2) - payables to BlackRock are for Advisory and Administration services provided as of March 31, 2004.
(3) - payables to PNC Bank affiliates are for distribution and sales support services as described under the Plan. The total payable on behalf of the Fund, as of March 31, 2004, was $3,201,515, a portion of which is paid to service organizations, including other PNC Bank affiliates.

                                BLACKROCK FUNDS

(C) Purchases and Sales of Securities

     For the period ended March 31, 2004, purchases and sales of securities, other than short-term and U.S. government securities, were as follows:

                                                         PURCHASES           SALES
                                                      ---------------   --------------
   UltraShort Municipal Portfolio .................    $ 36,057,907      $  5,472,580
   Tax-Free Income Portfolio ......................     228,331,484       130,140,595
   Pennsylvania Tax-Free Income Portfolio .........               -        49,491,757
   New Jersey Tax-Free Income Portfolio ...........      43,021,973        14,076,324
   Ohio Tax-Free Income Portfolio .................               -         4,642,443
   Delaware Tax-Free Income Portfolio .............       8,935,832         1,560,000
   Kentucky Tax-Free Income Portfolio .............       3,822,773        23,592,508

(D) Capital Shares

     Transactions in capital shares for each period were as follows:

                                                       ULTRASHORT MUNICIPAL PORTFOLIO
                                                      --------------------------------
                                                           FOR THE PERIOD 3/3/04 /1/
                                                              THROUGH 3/31/04
                                                                (UNAUDITED)
                                                      --------------------------------
                                                          SHARES            VALUE
                                                      -------------   ----------------
Shares sold:
  BlackRock Class ..................................    2,831,170      $  28,311,300/2/
  Institutional Class ..............................      372,505          3,718,100
  Service Class ....................................           10                100
  Investor A Class .................................           10                100
Shares redeemed:
  BlackRock Class ..................................     (146,175)        (1,464,086)
                                                        ---------      -------------
Net increase .......................................    3,057,520      $  30,565,514
                                                        =========      =============


                                                                      TAX-FREE INCOME PORTFOLIO
                                              --------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS ENDED
                                                            3/31/04                          FOR THE YEAR ENDED
                                                          (UNAUDITED)                             9/30/03
                                              -----------------------------------   ------------------------------------
                                                   SHARES             VALUE              SHARES              VALUE
                                              ---------------   -----------------   ----------------   -----------------
Shares sold:
  BlackRock Class .........................       9,038,066      $  101,457,613/3/               -      $            -
  Institutional Class .....................       4,007,900          45,237,933          8,147,704          90,997,576
  Service Class ...........................           3,531              39,652          1,330,301          14,815,637
  Investor A Class ........................          54,268             610,915            755,301           8,402,385
  Investor B Class ........................          46,344             520,413            207,446           2,322,545
  Investor C Class ........................         191,766           2,156,595            840,028           9,433,483
Shares issued in reinvestment of dividends:
  BlackRock Class .........................          67,632             762,118                  -                   -
  Institutional Class .....................          12,270             137,634             50,644             566,565
  Service Class ...........................           3,747              41,992             25,229             281,715
  Investor A Class ........................          10,265             115,173             19,768             220,967
  Investor B Class ........................           4,961              55,641              9,552             106,722
  Investor C Class ........................           2,213              24,850              3,402              38,016
Shares redeemed:
  Institutional Class .....................      (3,346,168)        (37,677,514)       (10,028,609)       (112,231,760)
  Service Class ...........................         (17,612)           (197,839)        (1,363,033)        (15,302,986)
  Investor A Class ........................         (84,088)           (939,796)          (729,757)         (8,169,634)
  Investor B Class ........................         (70,367)           (790,194)          (124,473)         (1,388,017)
  Investor C Class ........................         (60,569)           (679,472)          (866,195)         (9,732,823)
                                                 ----------      --------------        -----------      --------------
Net increase (decrease) ...................       9,864,159      $  110,875,714         (1,722,692)     $  (19,639,609)
                                                 ==========      ==============        ===========      ==============

/1/   Commencement of operations.

/2/ Includes 2,690,750 shares issued in exchange for cash and securities transferred in-kind with a value of $26,907,505. See Note (A).

/3/ Includes 8,342,920 shares issued in exchange for cash and securities transferred in-kind with a value of $93,607,559. See Note (A).

                          BLACKROCK FUNDS


                                                                 PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                                              -----------------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED
                                                            3/31/04                            FOR THE YEAR ENDED
                                                          (UNAUDITED)                               9/30/03
                                              ------------------------------------   --------------------------------------
                                                   SHARES              VALUE              SHARES               VALUE
                                              ---------------   ------------------   ----------------   -------------------
Shares sold:
   Institutional Class ....................       1,674,124       $   18,280,221          5,040,401       $    54,989,036
   Service Class ..........................          64,369              702,459          2,643,787            28,812,237
   Investor A Class .......................         208,629            2,278,246            543,721             5,930,593
   Investor B Class .......................          51,597              557,923            317,680             3,431,080
   Investor C Class .......................          54,854              596,297            123,877             1,347,540
Shares issued in reinvestment of dividends:
   Institutional Class ....................           6,838               74,542             37,640               412,661
   Service Class ..........................           7,096               77,293             11,789               128,586
   Investor A Class .......................          45,812              499,102             91,726             1,001,392
   Investor B Class .......................          24,088              260,588             54,316               588,656
   Investor C Class .......................           2,500               27,134              2,822                30,663
Shares redeemed:
   Institutional Class ....................      (6,193,431)         (67,669,099)       (16,516,068)         (180,312,497)
   Service Class ..........................        (100,150)          (1,091,822)        (2,637,107)          (28,797,453)
   Investor A Class .......................        (291,157)          (3,180,831)          (719,368)           (7,803,450)
   Investor B Class .......................        (306,611)          (3,317,606)          (661,528)           (7,164,415)
   Investor C Class .......................         (16,171)            (175,594)           (91,356)             (992,357)
                                                 ----------       --------------        -----------       ---------------
Net decrease ..............................      (4,767,613)      $  (52,081,147)       (11,757,668)      $  (128,397,728)
                                                 ==========       ==============        ===========       ===============


                                                              NEW JERSEY TAX-FREE INCOME PORTFOLIO
                                              ---------------------------------------------------------------------
                                                  FOR THE SIX MONTHS ENDED
                                                           3/31/04                       FOR THE YEAR ENDED
                                                         (UNAUDITED)                           9/30/03
                                              ---------------------------------   ---------------------------------
                                                   SHARES            VALUE             SHARES            VALUE
                                              ---------------   ---------------   ---------------   ---------------
Shares sold:
   Institutional Class ....................       6,310,146      $  75,177,027        1,886,637      $  22,338,004
   Service Class ..........................          12,964            153,248           89,734          1,072,447
   Investor A Class .......................         123,123          1,456,588          283,877          3,375,720
   Investor B Class .......................          47,681            563,105          391,765          4,645,110
   Investor C Class .......................          83,535            994,750          105,191          1,248,017
Shares issued in reinvestment of dividends:
   Institutional Class ....................             742              8,745            2,030             24,102
   Service Class ..........................          20,845            245,937           43,851            519,831
   Investor A Class .......................           6,647             78,389           17,300            205,094
   Investor B Class .......................          13,186            155,571           21,773            257,856
   Investor C Class .......................           1,132             13,384            2,412             28,699
Shares redeemed:
   Institutional Class ....................      (3,435,296)       (40,980,717)      (1,940,656)       (23,026,539)
   Service Class ..........................         (44,444)          (525,038)        (178,727)        (2,124,194)
   Investor A Class .......................        (108,929)        (1,275,440)        (273,239)        (3,234,703)
   Investor B Class .......................         (53,949)          (639,047)        (111,429)        (1,324,629)
   Investor C Class .......................          (4,127)           (49,150)         (40,031)          (484,342)
                                                 ----------      -------------       ----------      -------------
Net increase ..............................       2,973,256      $  35,377,352          300,488      $   3,520,473
                                                 ==========      =============       ==========      =============

                                BLACKROCK FUNDS

                                                                 OHIO TAX-FREE INCOME PORTFOLIO
                                              ---------------------------------------------------------------------
                                                  FOR THE SIX MONTHS ENDED
                                                           3/31/04                       FOR THE YEAR ENDED
                                                         (UNAUDITED)                           9/30/03
                                              ---------------------------------   ---------------------------------
                                                  SHARES            VALUE              SHARES            VALUE
                                              -------------   -----------------   ---------------   ---------------
Shares sold:
   Institutional Class ....................       525,907       $   5,726,724         2,343,552      $  25,416,855
   Service Class ..........................        37,442             410,067            94,485          1,026,267
   Investor A Class .......................        92,915           1,013,656           403,985          4,392,900
   Investor B Class .......................        55,098             602,747           344,417          3,754,669
   Investor C Class .......................       108,727           1,187,549           289,559          3,155,906
Shares issued in reinvestment of dividends:
   Institutional Class ....................         2,004              21,830             2,532             27,561
   Service Class ..........................           436               4,771               366              3,980
   Investor A Class .......................         5,376              58,589            19,947            217,642
   Investor B Class .......................         3,074              33,500             6,549             71,262
   Investor C Class .......................         1,057              11,517             3,706             40,368
Shares redeemed:
   Institutional Class ....................      (612,301)         (6,659,054)       (2,116,370)       (22,994,550)
   Service Class ..........................       (57,188)           (623,409)          (46,458)          (502,702)
   Investor A Class .......................      (293,789)         (3,197,417)       (1,140,670)       (12,282,294)
   Investor B Class .......................       (39,828)           (435,199)         (177,798)        (1,924,567)
   Investor C Class .......................      (101,864)         (1,110,714)          (92,962)        (1,020,194)
                                                 --------       -------------        ----------      -------------
Net decrease ..............................      (272,934)      $  (2,954,843)          (65,160)     $    (616,897)
                                                 ========       =============        ==========      =============


                                                              DELAWARE TAX-FREE INCOME PORTFOLIO
                                              ------------------------------------------------------------------
                                                 FOR THE SIX MONTHS ENDED
                                                         3/31/04                      FOR THE YEAR ENDED
                                                       (UNAUDITED)                          9/30/03
                                              ------------------------------   ---------------------------------
                                                  SHARES           VALUE            SHARES            VALUE
                                              -------------   --------------   ---------------   ---------------
Shares sold:
   Institutional Class ....................       522,928      $  5,334,441        1,063,362      $  10,862,999
   Service Class ..........................             -                 -                -                  -
   Investor A Class .......................       365,041         3,727,094          447,494          4,645,100
   Investor B Class .......................        79,800           813,146          562,639          5,796,442
   Investor C Class .......................       216,293         2,210,736        1,280,407         13,297,842
Shares issued in reinvestment of dividends:
   Institutional Class ....................         3,999            40,803            8,427             86,565
   Service Class ..........................             -                 -                -                  -
   Investor A Class .......................        10,407           106,351           14,814            151,941
   Investor B Class .......................         3,978            40,649            5,485             56,245
   Investor C Class .......................         2,936            30,001            3,937             40,382
Shares redeemed:
   Institutional Class ....................      (424,157)       (4,341,865)      (2,531,138)       (25,858,736)
   Service Class ..........................             -                 -                -                  -
   Investor A Class .......................       (87,753)         (905,584)        (103,553)        (1,060,038)
   Investor B Class .......................       (66,672)         (680,522)         (32,236)          (329,963)
   Investor C Class .......................      (101,105)       (1,034,120)        (163,801)        (1,673,355)
                                                 --------      ------------       ----------      -------------
Net increase ..............................       525,695      $  5,341,130          555,837      $   6,015,424
                                                 ========      ============       ==========      =============

                          BLACKROCK FUNDS


                                                                  KENTUCKY TAX-FREE INCOME PORTFOLIO
                                              ---------------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED
                                                            3/31/04                           FOR THE YEAR ENDED
                                                          (UNAUDITED)                              9/30/03
                                              ------------------------------------   ------------------------------------
                                                   SHARES              VALUE              SHARES              VALUE
                                              ---------------   ------------------   ---------------   ------------------
Shares sold:
   Institutional Class ....................         428,810       $    4,197,100         1,379,560       $   13,488,527
   Service Class ..........................           2,681               26,216             9,174               90,424
   Investor A Class .......................         124,301            1,213,954           142,998            1,404,002
   Investor B Class .......................          42,588              415,015           194,794            1,918,462
   Investor C Class .......................          15,071              146,749            16,426              162,377
Shares issued in reinvestment of dividends:
   Institutional Class ....................           6,895               67,318            17,797              174,452
   Service Class ..........................              49                  478                 6                   59
   Investor A Class .......................           8,159               79,688             9,732               95,303
   Investor B Class .......................           4,907               47,922             7,683               75,219
   Investor C Class .......................           1,811               17,725             2,904               28,507
Shares redeemed:
   Institutional Class ....................      (1,606,446)         (15,698,821)       (3,221,522)         (31,504,973)
   Service Class ..........................            (616)              (6,093)           (7,795)             (76,153)
   Investor A Class .......................         (32,484)            (316,172)          (33,086)            (324,720)
   Investor B Class .......................         (22,163)            (215,865)          (45,250)            (440,356)
   Investor C Class .......................               -                    -            (2,377)             (23,248)
                                                 ----------       --------------        ----------       --------------
Net decrease ..............................      (1,026,437)      $  (10,024,786)       (1,528,956)      $  (14,932,118)
                                                 ==========       ==============        ==========       ==============

     On March 31, 2004, four shareholders held approximately 63% of the UltraShort Municipal Portfolio, one shareholder held approximately 91% of the Tax-Free Income Portfolio, one shareholder held approximately 89% of the Pennsylvania Tax-Free Income Portfolio, one shareholder held approximately 80% of the New Jersey Tax-Free Income Portfolio, one shareholder held approximately 76% of the Ohio Tax-Free Income Portfolio, two shareholders held approximately 67% of the Delaware Tax-Free Income Portfolio and one shareholder held approximately 83% of the Kentucky Tax-Free Income Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(E) At March 31, 2004 net assets consisted of:


                                                                                                 PENNSYLVANIA      NEW JERSEY
                                                                 ULTRASHORT       TAX-FREE         TAX-FREE         TAX-FREE
                                                                 MUNICIPAL         INCOME           INCOME           INCOME
                                                                 PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                              --------------- ---------------- ---------------- ----------------
Capital paid-in .............................................  $ 30,565,514    $ 461,419,883    $ 736,687,868    $ 188,736,720
End of period undistributed net investment income
 (distributions in excess of net investment income) .........             -          178,077        2,042,845         (429,452)
Accumulated net realized gain (loss) on investment
 transactions, futures contracts and swap contracts .........         2,532      (18,442,979)     (38,783,211)      (7,677,625)
Net unrealized appreciation (depreciation) on investment
 transactions, futures contracts and swap contracts .........       (32,478)      23,008,959       65,939,073       16,085,560
                                                               ------------    -------------    -------------    -------------
                                                               $ 30,535,568    $ 466,163,940    $ 765,886,575    $ 196,715,203
                                                               ============    =============    =============    =============


                                                                      OHIO             DELAWARE          KENTUCKY
                                                                    TAX-FREE           TAX-FREE          TAX-FREE
                                                                     INCOME             INCOME            INCOME
                                                                    PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                                ----------------   ---------------   ----------------
Capital paid-in .............................................    $ 111,670,133      $ 86,822,671      $ 111,328,302
End of period undistributed net investment income
 (distributions in excess of net investment income) .........          185,404          (343,993)          (698,593)
Accumulated net realized loss on investment transactions,
 futures contracts and swap contracts .......................       (3,304,739)       (2,400,277)        (5,455,751)
Net unrealized appreciation on investment transactions,
 futures contracts and swap contracts .......................       10,914,884         7,103,898          9,815,157
                                                                 -------------      ------------      -------------
                                                                 $ 119,465,682      $ 91,182,299      $ 114,989,115
                                                                 =============      ============      =============

                                BLACKROCK FUNDS

(F) Federal Tax Information

     No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes. There were no short-term or long-term capital gains distributions for the year ended September 30, 2003.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2003, attributable to market discount, were reclassified to the following accounts:


                                                                             INCREASE          DECREASE
                                                                            ACCUMULATED     UNDISTRIBUTED
                                                           DECREASE        NET REALIZED     NET INVESTMENT
                                                       PAID IN-CAPITAL         GAIN             INCOME
                                                      -----------------   --------------   ---------------
   Tax-Free Income Portfolio ......................      $        -          $    242        $     (242)
   Pennsylvania Tax-Free Income Portfolio .........               -            12,137           (12,137)
   New Jersey Tax-Free Income Portfolio ...........               -             1,844            (1,844)
   Ohio Tax-Free Income Portfolio .................               -             1,222            (1,222)
   Kentucky Tax-Free Income Portfolio .............        (117,119)          221,290          (104,171)

     The tax character of distributions paid during the last two fiscal years were as follows:


                                                TAX-FREE       ORDINARY         TOTAL
                                                 INCOME         INCOME      DISTRIBUTIONS
                                            ---------------   ----------   --------------
   Tax-Free Income Portfolio
    9/30/03 .............................    $ 17,537,914      $    156     $ 17,538,070
    9/30/02 .............................      17,908,446       181,189       18,089,635
   Pennsylvania Tax-Free Income Portfolio
    9/30/03 .............................      40,283,335        25,860       40,309,195
    9/30/02 .............................      44,784,293       461,425       45,245,718
   New Jersey Tax-Free Income Portfolio
    9/30/03 .............................       8,236,488        18,252        8,254,740
    9/30/02 .............................       8,029,622        81,545        8,111,167
   Ohio Tax-Free Income Portfolio
    9/30/03 .............................       5,946,203             -        5,946,203
    9/30/02 .............................       5,852,830        53,713        5,906,543
   Delaware Tax-Free Income Portfolio
    9/30/03 .............................       4,237,566             -        4,237,566
    9/30/02 .............................       4,116,844        44,906        4,161,750
   Kentucky Tax-Free Income Portfolio
    9/30/03 .............................       6,401,898       273,702        6,675,600
    9/30/02 .............................       7,379,848        80,733        7,460,581

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

     As of September 30, 2003, the components of distributable earnings/(accumulated losses) were as follows:


                                                       UNDISTRIBUTED         CAPITAL              POST-
                                                          TAX-FREE             LOSS              OCTOBER
                                                           INCOME          CARRYFOWARDS           LOSSES
                                                      ---------------   -----------------   -----------------
   Tax-Free Income Portfolio ......................     $ 2,033,896       $  (9,457,807)      $  (7,632,026)
   Pennsylvania Tax-Free Income Portfolio .........       5,171,997         (37,414,592)                  -
   New Jersey Tax-Free Income Portfolio ...........         572,246          (6,078,884)         (1,233,128)
   Ohio Tax-Free Income Portfolio .................         222,634          (1,925,549)         (1,049,645)
   Delaware Tax-Free Income Portfolio .............         365,276          (1,395,404)           (679,756)
   Kentucky Tax-Free Income Portfolio .............               -          (5,445,581)                  -

     Post-October losses represent losses realized on investment transactions from November 1, 2002 through September 30, 2003 that, in accordance with Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

     At September 30, 2003, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:


                                                                            EXPIRING SEPTEMBER 30
                                               --------------------------------------------------------------------------------
                                                    2008             2009            2010            2011             TOTAL
                                               --------------   --------------   ------------   --------------   --------------
    Tax-Free Income Portfolio ..............    $ 3,717,571      $ 1,756,215      $        -     $ 3,984,021      $ 9,457,807
    Pennsylvania Tax-Free Income
     Portfolio .............................      5,817,038        7,641,061       8,626,794      15,329,699       37,414,592
    New Jersey Tax-Free Income
     Portfolio .............................        733,444        2,652,175         162,686       2,530,579        6,078,884
    Ohio Tax-Free Income Portfolio .........         41,989                -               -       1,883,560        1,925,549
    Delaware Tax-Free Income
     Portfolio .............................         83,140                -               -       1,312,264        1,395,404
    Kentucky Tax-Free Income
     Portfolio .............................      1,316,142        1,556,368         129,603       2,443,468        5,445,581

(G) Contingencies

     In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

                                BLACKROCK FUNDS
                             ADDITIONAL INFORMATION


(A) PricewaterhouseCoopers LLP ("PwC"), the Fund's former independent auditor, has been hired as an internal audit supporting service provider by The PNC Financial Services Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain services to PNC and its affiliates which would have caused PwC to no longer be independent with respect to the Fund, PwC declined to stand for re-election as independent auditor of the Fund after the completion of the fiscal 2003 audit.

     The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent auditor to audit the Fund's financial statements for fiscal year 2004. A majority of the Fund's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP as the Fund's independent auditor for the Fund's fiscal 2004 audit on November 21, 2003, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.


(B) As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                BLACKROCK FUNDS



Investment Adviser                         Co-Administrator and Transfer Agent
  BlackRock Advisors, Inc.                   PFPC Inc.
  Wilmington, Delaware 19809                 Wilmington, Delaware 19809


Sub-Adviser                                Distributor
  BlackRock Financial Management, Inc.       BlackRock Distributors, Inc.
  New York, New York 10022                   King of Prussia, Pennsylvania 19406


Custodian                                  Co-Administrator
  PFPC Trust Co.                             BlackRock Advisors, Inc.
  Philadelphia, Pennsylvania 19153           Wilmington, Delaware 19809


                                           Counsel
                                             Simpson Thacher & Bartlett LLP
                                             New York, New York 10017


                                           Independent Auditors
                                             Deloitte & Touche LLP
                                             Philadelphia, Pennsylvania 19103





The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at 1-800-441-7762.

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-441-7762, or on the SEC's website at http://www.sec.gov.

                                BLACKROCK FUNDS

                                 FUND SPECTRUM

BlackRock Funds is a leading mutual fund company currently managing approximately $19 billion in the following portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing.


STOCK PORTFOLIOS
-------------------------------------
   Large Cap Value Equity               Global Science &Technology Opportunities
   Large Cap Growth Equity              European Equity
   Mid-Cap Value Equity                 International Equity
   Mid-Cap Growth Equity                International Opportunities
   Small Cap Value Equity               Asia Pacific Equity
   Small Cap Core Equity                Select Equity
   Small Cap Growth Equity              Index Equity
   U.S. Opportunities

STOCK & BOND PORTFOLIOS
-------------------------------------
   Balanced

BOND PORTFOLIOS
-------------------------------------
   Enhanced Income                      Managed Income
   Low Duration Bond                    Core Bond Total Return
   Intermediate Government Bond         Core PLUS Total Return
   Intermediate Bond                    International Bond
   Government Income                    High Yield Bond
   GNMA

TAX-FREE BOND PORTFOLIOS
-------------------------------------
   UltraShort Municipal                 Ohio Tax-Free Income
   Tax-Free Income                      Delaware Tax-Free Income
   Pennsylvania Tax-Free Income         Kentucky Tax-Free Income
   New Jersey Tax-Free Income

MONEY MARKET PORTFOLIOS
-------------------------------------
   Money Market                         North Carolina Municipal Money Market
   U.S. Treasury Money Market           Ohio Municipal Money Market
   Municipal Money Market               Pennsylvania Municipal Money Market
   New Jersey Municipal Money Market    Virginia Municipal Money Market

                             SHAREHOLDER PRIVILEGES

ACCOUNT INFORMATION
Call us at 1-800-441-7762 to get information about your account balances, recent transactions and share prices. Note: Institutional and Service Share Class investors should call 1-800-441-7450. You can also reach us on the web at www.blackrock.com.

AUTOMATIC INVESTMENT PLANS
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

SYSTEMATIC WITHDRAWAL PLANS
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

RETIREMENT PLANS
Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell and Simple IRA's.

ADDITIONAL INFORMATION ABOUT THE BLACKROCK FUNDS
For additional reports or additional information, as well as more current information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call 1-888-825-2257.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.




BND-SEMI2                                                              BlackRock

FIXED INCOME    LIQUIDITY    EQUITIES    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Funds
Strategic Portfolio I

Semi - Annual Report to Shareholders
March 31, 2004 (Unaudited)



[GRAPHIC]



NOT FDIC INSURED
MAY LOSE VALUE                                                         BlackRock
NO BANK GUARANTEE

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                        BLACKROCK STRATEGIC PORTFOLIO I

Total Net Assets (3/31/04): $104.6 million


Performance Benchmark

     Citigroup Non-U.S. World Government Bond Index (Hedged)

Investment Approach

     Seeks to maximize total return through the investment in a portfolio of investment grade fixed income securities of foreign and U.S. issuers denominated in foreign currencies, baskets of foreign currencies and the U.S. dollar.

Recent Portfolio Management Activity

     o Note: On January 28, 2004, the Portfolio changed its benchmark from the Lehman Brothers U.S. Aggregate Index to the Citigroup Non-U.S. World Government Bond Index (Hedged).

     o The Portfolio outperformed the Citigroup Non-U.S. World Government Bond Index (Hedged) for the semi-annual period, but underperformed the Lehman Brothers U.S. Aggregate Index. During the first half of the period, the Portfolio maintained an allocation to Canadian government bonds. In Europe, yields generally tracked higher over the first half of the period. Although inflation remained at or below central bank targets, signs of growth came from the manufacturing sector and business confidence improved. The ECB kept rates at 2% for the fourth quarter of 2004. As yields improved, the Portfolio's allocation to European bonds benefited performance. Outside of the EMU, strength in the Swedish Krona exacerbated the improving inflation trend, increasing the chances of an independent Riksbank ease. The fund maintained a position in Swedish Treasuries.

     o During the second half of the period, the Portfolio's exposure to intermediate maturity Hungarian government bonds contributed positively to performance. Despite low inflation, a strong Euro, and a worsening employment situation, the ECB held rates at 2% throughout the first quarter of 2004. We maintain positions in Euroland through German bunds as well as French, Dutch and Spanish Treasuries. The Portfolio remains bullish on European markets relative to Japan and the U.S. The Portfolio currently has a small exposure to Canadian bonds as the outlook for Canadian inflation continues to be very weak. In Sweden, inflation remains low and unemployment continues to climb. We maintain a position in Sweden in the 2 to 5-year portion of the yield curve.

     o Relative to U.S. Treasuries, the Portfolio's performance was generally neutral until mid-March when U.S. interest rates began to rise in anticipation of favorable employment statistics. The Portfolio posted strong relative performance during the last two weeks of the period.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE STRATEGIC PORTFOLIO I, THE CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX (HEDGED) AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FROM INCEPTION AND AT EACH SEMI-ANNUAL
                                  PERIOD END.

                                                           [LINE CHART]

         Strategic Portfolio I     Citigroup Non-U.S. World Government Bond Index (Hedged)     Lehman Brothers U.S. Aggregate Index
         ---------------------     -------------------------------------------------------     -----------------------------------
10/06/1997      $ 10,000                                  $ 10,000                                          $ 10,000
12/31/1997        10,141                                    10,206                                            10,214
03/31/1998        10,303                                    10,248                                            10,371
06/30/1998        10,515                                    10,419                                            10,614
09/30/1998        11,084                                    11,420                                            11,062
12/31/1998        11,136                                    12,021                                            11,099
03/31/1999        11,131                                    11,440                                            11,043
06/30/1999        11,164                                    10,926                                            10,946
09/30/1999        11,290                                    11,594                                            11,021
12/31/1999        11,349                                    11,412                                            11,007
03/31/2000        11,478                                    11,279                                            11,250
06/30/2000        11,786                                    11,190                                            11,446
09/30/2000        12,245                                    10,684                                            11,791
12/31/2000        13,268                                    11,111                                            12,287
03/31/2001        13,709                                    10,566                                            12,660
06/30/2001        13,542                                    10,358                                            12,731
09/30/2001        14,144                                    11,161                                            13,318
12/31/2001        14,448                                    10,718                                            13,324
03/31/2002        14,484                                    10,518                                            13,337
06/30/2002        15,350                                    11,987                                            13,829
09/30/2002        15,521                                    12,328                                            14,463
12/31/2002        16,037                                    13,075                                            14,691
03/31/2003        16,070                                    13,563                                            14,895
06/30/2003        16,490                                    14,133                                            15,268
09/30/2003        16,512                                    14,522                                            15,246
12/31/2003        16,566                                    15,496                                            15,294
03/31/2004        16,949                                    15,739                                            15,700









                           PERFORMANCE AS OF 3/31/04

     Strategic Portfolio I - Average Annual Return
    1Year        3 Year       5 Year      From Inception
------------   ----------   ----------   ---------------
  5.47%            7.33%        8.77%          8.48%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the portfolio holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary. On January 28, 2004, the Portfolio changed its benchmark from the Lehman Brothers U.S. Aggregate Index to the Citigroup Non-U.S. World Government Bond Index (Hedged). The new benchmark more adequately reflects the universe of securities in which the Portfolio will invest.

                                BLACKROCK FUNDS
                            SCHEDULE OF INVESTMENTS
                        BLACKROCK STRATEGIC PORTFOLIO I


AS OF MARCH 31, 2004 (UNAUDITED)



                                          PAR
                            MATURITY     (000)        VALUE
                           ---------- ---------- --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 28.0%
  Federal Home Loan Mortgage Corp.
    4.62%
  (Cost $27,671,033)       02/15/07    $ 25,000   $32,392,165
                                                  -----------
FOREIGN BONDS - 66.7%
Canada - 14.2%
  Government of Canada
    5.25%(b)               06/01/13      20,245    16,471,736
                                                  -----------
France - 16.5%
  France O.A.T.
    4.00%                  10/25/13      15,500    19,110,902
                                                  -----------
Germany - 11.1%
  Bundesobligation
    3.50%                  10/10/08       6,460     8,117,432
  Bundesrepublic Deutschland
    3.75%                  01/04/09       3,700     4,691,453

                                                  -----------
                                                   12,808,885
                                                  -----------
Hungary - 3.4%
  Hungary Government Bonds
    6.25%                  06/12/08     875,000     3,918,739
                                                  -----------
Netherlands - 4.0%
  Netherlands Government Bonds
    2.75%                  01/15/09       3,800     4,601,010
                                                  -----------
Spain - 3.6%
  Bonos y Obligation del Estado
    6.00%                  01/31/08       3,000     4,110,207
                                                  -----------
Sweden - 13.9%
  AB Spintab
    6.00%                  04/20/09      20,000     2,920,286
  Kingdom of Sweden
    3.50%                  04/20/06      76,320    10,310,330
  Statens Bostadsfinansier
    5.50%                  12/17/08      20,000     2,861,045

                                                  -----------
                                                   16,091,661
                                                  -----------
TOTAL FOREIGN BONDS
  (Cost $74,479,477)                               77,113,140
                                                  -----------


                                      PAR/SHARES
                                        (000)         VALUE
                                     -----------    ---------
SHORT TERM INVESTMENTS - 5.3%
  U.S. Treasury Bills
    0.92%                                $  600  $    599,892
    0.93%                                 2,800     2,799,496
  Galileo Money Market
Fund
                                          2,785     2,785,239

                                                 ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $6,184,627)                                 6,184,627
                                                 ------------
TOTAL INVESTMENTS IN
  SECURITIES -  100.0%
  (Cost $108,335,137(a))                         $115,689,932
                                                 ============


-------------------

 (a) Cost for Federal income tax purposes is $108,376,893. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                       $7,395,395
      Gross unrealized depreciation                                          (82,356)
                                                                          ----------
                                                                          $7,313,039
                                                                          ==========


 (b) Securities, or a portion thereof, with a market value of $15,214,693 have been pledged as collateral for reverse repurchase agreements.

SEE ACCOMPANING NOTES TO FINANCIAL STATEMENTS.
2

                                BLACKROCK FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES
                        BLACKROCK STRATEGIC PORTFOLIO I


MARCH 31, 2004 (UNAUDITED)



ASSETS
 Investments at value (Cost $108,335,137).................................     $  115,689,932
 Cash denominated in foreign currencies (Cost $180,424)...................            181,886
 Interest receivable .....................................................          1,833,350
 Investments sold receivable .............................................          4,760,361
 Capital shares sold receivable ..........................................              6,220
 Prepaid expenses ........................................................                469
 Unrealized appreciation on forward foreign currency contracts ...........          2,943,714

                                                                               --------------
    TOTAL ASSETS .........................................................        125,415,932
                                                                               --------------
LIABILITIES
 Reverse repurchase agreements payable ...................................         15,548,071
 Investments purchased payable ...........................................          4,699,094
 Distributions payable ...................................................            313,818
 Administrative fees payable .............................................             11,861
 Transfer agent fees payable .............................................              1,806
 Other accrued expenses payable ..........................................             21,205
 Unrealized depreciation on forward foreign currency contracts ...........            259,990

                                                                               --------------
    TOTAL LIABILITIES ....................................................         20,855,845
                                                                               --------------
NET ASSETS (Applicable to 11,718,283 Institutional shares outstanding) ...     $  104,560,087
                                                                               ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($104,560,087/11,718,283).......................     $         8.92
                                                                               ==============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       3

                                BLACKROCK FUNDS
                            STATEMENT OF OPERATIONS
                        BLACKROCK STRATEGIC PORTFOLIO I


FOR THE PERIOD ENDED MARCH 31, 2004 (UNAUDITED)



Investment income:
 Interest ...........................................................................    $  1,733,144
                                                                                         ------------
Expenses:
 Investment advisory fee ............................................................          82,503
 Administration fee .................................................................          94,879
 Custodian fee ......................................................................          12,700
 Transfer agent fee .................................................................          10,661
 Legal and audit ....................................................................           6,533
 Printing ...........................................................................           4,596
 Trustees' fees .....................................................................             547
 Other ..............................................................................           2,066
                                                                                         ------------
   Total expenses excluding interest expense ........................................         214,485
    Interest expense ................................................................         106,926
                                                                                         ------------
   Total expenses ...................................................................         321,411
                                                                                         ------------
    Less investment advisory and administration fees waived .........................        (107,230)
                                                                                         ------------
   Net expenses .....................................................................         214,181
                                                                                         ------------
Net investment income ...............................................................       1,518,963
                                                                                         ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Net realized gain (loss) from:
   Investment transactions (net of foreign taxes) ...................................         153,422
   Foreign currency related transactions ............................................      (5,982,716)
                                                                                         ------------
                                                                                           (5,829,294)
                                                                                         ------------
 Change in unrealized appreciation from:
   Investments (net of foreign taxes) ...............................................       3,055,416
   Foreign currency related transactions ............................................       4,026,210
                                                                                         ------------
                                                                                            7,081,626
                                                                                         ------------
Net gain on investments and foreign currency transactions ...........................       1,252,332
                                                                                         ------------
Net increase in net assets resulting from operations ................................    $  2,771,295
                                                                                         ============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       4

                                BLACKROCK FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS
                        BLACKROCK STRATEGIC PORTFOLIO I



                                                                                 FOR THE
                                                                            SIX MONTHS ENDED         FOR THE
                                                                                 3/31/04           YEAR ENDED
                                                                               (UNAUDITED)           9/30/03
                                                                           ------------------   ----------------
Increase in net assets:
 Operations:
  Net investment income ................................................     $   1,518,963       $   1,389,333
  Net realized loss on investments, futures contracts and foreign
   currency related transactions .......................................        (5,829,294)           (712,711)
  Net unrealized gain on investments, futures contracts and foreign
   currency related transactions .......................................         7,081,626           1,659,517
                                                                             -------------       -------------
  Net increase in net assets resulting from operations .................         2,771,295           2,336,139
                                                                             -------------       -------------
Distributions to shareholders from:
 Net investment income .................................................        (1,518,963)         (2,261,168)
                                                                             -------------       -------------
Capital share transactions:
  Shares sold ..........................................................        48,661,220          30,283,765
  Shares issued in reinvestment of dividends ...........................         1,328,173           2,265,732
  Shares redeemed ......................................................        (2,803,990)         (7,755,256)
                                                                             -------------       -------------
                                                                                47,185,403          24,794,241
                                                                             -------------       -------------
  Total increase in net assets .........................................        48,437,735          24,869,212
                                                                             -------------       -------------
Net assets:
  Beginning of period ..................................................        56,122,352          31,253,140
                                                                             -------------       -------------
  End of period ........................................................     $ 104,560,087       $  56,122,352
                                                                             =============       =============
End of period distributions in excess of net investment income .........     $  (1,032,186)      $  (1,032,186)




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       5

                                BLACKROCK FUNDS
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                         FOR THE
                                                                    SIX MONTHS ENDED     FOR THE
                                                                         3/31/04       YEAR ENDED
                                                                       (UNAUDITED)       9/30/03
                                                                   ------------------ ------------
Per share operating performance:
Net asset value, beginning of period .............................     $    8.85         $  8.87
                                                                       ---------        --------
 Net investment income ...........................................          0.23            0.42
 Net realized and unrealized gain (loss) on investments ..........             -            0.13
                                                                       ---------        --------
  Net increase from investment operations ........................          0.23            0.55
                                                                       ---------        --------
 Distributions from net investment income ........................         (0.16)          (0.57)
 Distributions from net realized gains ...........................             -               -
                                                                       ---------        --------
  Total distributions ............................................         (0.16)          (0.57)
                                                                       ---------        --------
 Net asset value, end of period ..................................     $    8.92         $  8.85
                                                                       =========        ========
Total Return .....................................................          2.65%           6.39%
Ratios / Supplemental data
Net assets, end of period (in thousands) .........................     $ 104,560        $ 56,122
Ratio of expenses to average net assets ..........................          0.52%           0.26%
Ratio of expenses to average net assets (excluding interest
 expense) ........................................................          0.26%           0.26%
Ratio of expenses to average net assets (excluding waivers) ......          0.78%           0.50%
Ratio of net investment income to average net assets .............          3.68%           3.89%
Ratio of net investment income to average net assets (excluding
 waivers) ........................................................          3.42%           3.65%
Portfolio turnover ...............................................            84%            235%



                                                                      FOR THE      FOR THE      FOR THE     FOR THE
                                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                      9/30/02      9/30/01      9/30/00     9/30/99
                                                                   ------------ ------------ ------------ -----------
Per share operating performance:
Net asset value, beginning of period .............................   $   9.20      $  8.63      $  8.51     $  10.46
                                                                     --------      -------      -------     --------
 Net investment income ...........................................       0.42         0.72         0.57         0.43
 Net realized and unrealized gain (loss) on investments ..........       0.40         0.58         0.12        (0.28)
                                                                     --------      -------      -------     ---------
  Net increase from investment operations ........................       0.82         1.30         0.69         0.15
                                                                     --------      -------      -------     ---------
 Distributions from net investment income ........................      (1.15)       (0.65)       (0.57)       (0.43)
 Distributions from net realized gains ...........................          -        (0.08)           -        (1.67)
                                                                     --------      --------     --------    ---------
  Total distributions ............................................      (1.15)       (0.73)       (0.57)       (2.10)
                                                                     --------      --------     --------    ---------
 Net asset value, end of period ..................................   $   8.87      $  9.20      $  8.63     $   8.51
                                                                     ========      ========     ========    =========
Total Return .....................................................       9.74%       15.51%        8.46%        1.86%
Ratios / Supplemental data
Net assets, end of period (in thousands) .........................   $ 31,253     $ 33,297     $ 29,367    $   7,214
Ratio of expenses to average net assets ..........................       0.85%        0.27%        0.26%        0.31%
Ratio of expenses to average net assets (excluding interest
 expense) ........................................................       0.26%        0.26%        0.26%        0.26%
Ratio of expenses to average net assets (excluding waivers) ......       1.15%        0.60%        0.68%        0.68%
Ratio of net investment income to average net assets .............       4.73%        5.82%        6.67%        4.94%
Ratio of net investment income to average net assets (excluding
 waivers) ........................................................       4.43%        5.49%        6.25%        4.57%
Portfolio turnover ...............................................        180%         189%         324%          78%




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                       6

                                BLACKROCK FUNDS
                         NOTES TO FINANCIAL STATEMENTS

   BlackRock FundsSM (the "Fund") was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 44 investment portfolios. These financial statements relate to the Fund's Strategic Portfolio I (the "Portfolio"). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

(A) Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from the estimates.

     Security Valuation: Valuation of securities held by the Portfolio is as follows: fixed income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics under the supervision of the Board of Trustees; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity. Any securities that are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. As of March 31, 2004, there were no securities valued in accordance with such fair value procedures.

     Dividends to Shareholders: Dividends from net investment income are declared by the Portfolio each day on "settled" shares (i.e. shares for which the Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of the Portfolio's net investment income will be declared as dividends. Net realized capital gains, if any, are distributed at least annually.

     Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S.dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) Market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Portfolio isolates that portion of gains and losses on investment securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     The Portfolio reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     Forward Foreign Currency Contracts: The Portfolio enters into forward foreign currency contracts as a hedge against either specific transactions or Portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolio's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The aggregate principal amounts of the contracts are not recorded as the Portfolio intends to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at March 31, 2004, the Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                                                                       UNREALIZED
                                                                                                        FOREIGN
                                                                                       VALUE AT         EXCHANGE
 SETTLEMENT DATE   CURRENCY AMOUNT          CURRENCY SOLD         CONTRACT AMOUNT   MARCH 31, 2004    GAIN/(LOSS)
----------------- ----------------- ---------------------------- ----------------- ---------------- ---------------
     04/15/04        126,400,000    Swedish Krona ..............   $  17,444,483    $  16,752,122     $   692,361
     04/16/04         62,765,329    European Currency Unit .....      79,095,525       77,182,348       1,913,177
     04/21/04         21,080,600    Canadian Dollar ............      16,371,242       16,058,852         312,390
     04/22/04        832,600,000    Hungarian Forint ...........       3,856,781        4,079,738        (222,957)
                                                                   -------------    -------------     -----------
                                                                   $ 116,768,031    $ 114,073,060     $ 2,694,971
                                                                   =============    =============     ===========


                                                                                                           UNREALIZED
                                                                                                             FOREIGN
                                                                                            VALUE AT        EXCHANGE
 SETTLEMENT DATE   CURRENCY AMOUNT           CURRENCY BOUGHT           CONTRACT AMOUNT   MARCH 31, 2004    GAIN/(LOSS)
----------------- ----------------- --------------------------------- ----------------- ---------------- --------------
     04/15/04          1,000,000    Swedish Krona ...................    $    137,210     $    132,533     $   (4,677)
     04/16/04          2,600,000    European Currency Unit ..........       3,229,620        3,197,264        (32,356)
     04/21/04         19,600,000    Canadian Dollar .................      14,905,170       14,930,956         25,786
                                                                         ------------     ------------     ----------
                                                                         $ 18,272,000     $ 18,260,753     $  (11,247)
                                                                         ============     ============     ==========

     Security Transactions and Investment Income: Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss is determined by use of specific identification method for both financial reporting and federal income purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

     Reverse Repurchase Agreements: The Portfolio may enter into reverse repurchase agreements with qualified, third party brokers-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     Futures Transactions: The Portfolio invests in financial futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Portfolio invests in futures contracts and options on futures contracts to commit funds awaiting investments in stocks or to maintain cash liquidity or for other hedging purposes. These futures contracts obligate a portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     Option Writing/Purchasing: The Portfolio may write or purchase financial options contracts for the purpose of hedging its existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire, unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Portfolio has realized a gain or loss on investment transactions. The Portfolio as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no options held by the Portfolio at March 31, 2004.

     Financing Transactions: The Portfolios may enter into financing transactions consisting of a sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

     Other: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Portfolio invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for the other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited.

(B) Transactions with Affiliates and Related Parties

     Pursuant to an Investment Advisory Agreement, BlackRock Financial Management, Inc. ("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolio. For its advisory services, BlackRock, is entitled to receive fees, computed daily and paid monthly, at the annual rate of 0.20% of the Portfolio's average daily net assets.

     BlackRock has contractually agreed to waive all of its advisory fees for the Portfolio until February 1, 2004, and may reimburse the Portfolio for certain operating expenses. For the six months ended March 31, 2004, advisory fees and waiver for the Portfolio were as follows:


    GROSS                           NET
   ADVISORY                       ADVISORY
     FEE            WAIVER          FEE
-------------   --------------   ---------
 $   82,503       $  (82,503)        $-

     PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc. and BlackRock act as co-administrators for the Fund. For theses services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio, at the following annual rates: 0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of the Portfolio:
0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion.

     PFPC and BlackRock may, at their discretion, waive all or any portion of their administration fees for the Portfolio. For the six months ended March 31, 2004, administration fees and waivers for the Portfolio were as follows:


      GROSS                               NET
 ADMINISTRATION                      ADMINISTRATION
       FEE             WAIVER             FEE
----------------   --------------   ---------------
   $   94,879        $  (24,727)        $ 70,152

     In addition, PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for the Portfolio. PFPC Inc. serves as transfer and dividend disbursing agent.

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     As of the period ended March 31, 2004, affiliated payables were as follows:


                          STRATEGIC
                         ----------
  PFPC(1) ..............  $12,377
  BlackRock(2) .........    5,246

(1) - payables to PFPC are for Accounting, Administration, Custody and Transfer Agent services provided as of March 31, 2004.
(2) - payables to BlackRock are for Advisory and Administration services provided as of March 31, 2004.

(C) Purchase and Sales of Securities

     For the six months ended March 31, 2004, purchases and sales of investment securities, other than short-term investments and government securities, were $56,760,132 and $41,308,213 respectively. For the six months ended March 31, 2004, purchases and sales of government securities were $42,891,095 and $42,755,132 respectively.

(D) Capital Shares

     Transactions in capital shares for each period were as follows:


                                                                    FOR THE           FOR THE
                                                                SIX MONTHS ENDED     YEAR ENDED
                                                              3/31/04 (UNAUDITED)     9/30/03
                                                             --------------------- -------------
       Shares Sold ........................................        5,536,840         3,440,828
       Shares issued in reinvestment of dividends .........          151,227           256,206
       Shares redeemed ....................................         (313,509)         (875,984)
                                                                   ---------         ---------
       Net increase .......................................        5,374,558         2,821,050
                                                                   =========         =========

     On March 31, 2004, one shareholder held approximately 34% of the outstanding shares of the Fund.

(E) At March 31, 2004, net assets consisted of:


           Capital paid-in ...............................................  $ 102,062,693
           End of period distributions in excess of net investment income.     (1,032,186)
           Accumulated net realized loss on investment transactions,
            futures contracts and foreign currency related transactions ..     (6,441,255)
           Net unrealized appreciation on investment transactions,
            futures contracts and foreign currency related transactions ..      9,970,835
                                                                            -------------
                                                                            $ 104,560,087
                                                                            =============

(F) Federal Tax Information

     No provision is made for Federal taxes as it is the Fund's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital and foreign currency gain distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for Federal tax purposes. There were no long-term capital gain distributions for the year ended September 30, 2003.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2003, attributable to realized foreign currency gains/(losses), bond bifurcation, and foreign futures realized gains/(losses) were reclassified to the following accounts:

                                BLACKROCK FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


                                                         INCREASE/       INCREASE/
                                                        (DECREASE)       (DECREASE)
                                        INCREASE/       ACCUMULATED    UNDISTRIBUTED
                                        (DECREASE)     NET REALIZED    NET INVESTMENT
                                     PAID-IN-CAPITAL    GAIN (LOSS)        INCOME
                                    ----------------- -------------- -----------------
   Strategic Portfolio I .........          $-         $ 1,338,873     $  (1,338,873)

     These reclassifications had no effect on net assets or net asset value per share.

     The tax character of distributions paid during the last two fiscal years were as follows:


                           ORDINARY
                            INCOME
                        --------------
  Strategic Portfolio I
  9/30/03 .............  $ 2,261,168
  9/30/02 .............    4,077,762

     As of September 30, 2003, the components of distributable earnings/(accumulated losses) were as follows:


                                          UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL            POST-
                                             ORDINARY       LONG-TERM         LOSS             OCTOBER
                                              INCOME       CAPITAL GAIN   CARRYFOWARDS         LOSSES
                                         --------------- --------------- -------------- --------------------
        Strategic Portfolio I .........      $ 69,771           $-        $  (590,743)     $   (2,169,752)1

1 Includes Post-October currency losses of $2,169,752.

     Post-October losses represent losses realized on investment transactions from November 1, 2002 through September 30, 2003 that, in accordance with Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

     At September 30, 2003, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates.


                                                 EXPIRING SEPTEMBER 30
                                   --------------------------------------------------
                                       2009         2010        2011         TOTAL
                                   ------------ ----------- ------------ ------------
  Strategic Portfolio I .........   $ 276,180    $ 95,501    $ 219,062    $ 590,743

(G) Contingencies

     In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

                                BLACKROCK FUNDS
                             ADDITIONAL INFORMATION


(A) PricewaterhouseCoopers LLP ("PwC"), the Fund's former independent auditor, has been hired as an internal audit supporting service provider by The PNC Financial Services Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain services to PNC and its affiliates which would have caused PwC to no longer be independent with respect to the Fund, PwC declined to stand for re-election as independent auditor of the Fund after the completion of the fiscal 2003 audit.

    The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent auditor to audit the Fund's financial statements for fiscal year 2004. A majority of the Fund's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP as the Fund's independent auditor for the Fund's fiscal 2004 audit on November 21, 2003, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.



(B) As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

                                BLACKROCK FUNDS



Investment Adviser
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809




Custodian
     PFPC Trust Co.
     Philadelphia, Pennsylvania 19153




Co-Administrator and Transfer Agent
     PFPC Inc.
     Wilmington, Delaware 19809




Distributor
     BlackRock Distributors, Inc.
     King of Prussia, Pennsylvania 19406

Co-Administrator
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809




Counsel
     Simpson Thacher & Bartlett
     New York, New York 10017




Independent Accountants
     Deloitte & Touche LLP
     Philadelphia, Pennsylvania 19103



This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.
[GRAPHIC OMITTED]





SPI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable for reports for periods ending before July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Registrant's Nominating Committee will consider nominees to the Board of Trustees recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the Registrant's Secretary. There have been no material changes to these procedures.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded, as of that date, that the Registrant's disclosure controls and procedures were reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Registrant in this Form N-CSR was accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) The Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               BlackRock Funds/SM/
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Laurence D. Fink
                         -------------------------------------------------------
                           Laurence D. Fink, President and Principal Executive Officer

Date                  May 27, 2004
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Laurence D. Fink
                         -------------------------------------------------------
                           Laurence D. Fink, President and Principal Executive Officer

Date                  May 27, 2004
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Paul L. Audet
                         -------------------------------------------------------
                               Paul L. Audet, Treasurer and Principal Financial Officer

Date                  May 27, 2004
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.